As filed with the Securities and Exchange Commission on April 26, 2024
Securities Act File
No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.

Blackstone Private Credit Fund
(Exact name of registrant as specified in its charter)

345 Park Avenue, 31st Floor
New York,
NY
(212)
503-2100
(Address and telephone number, including area code, of principal executive offices)

Oran Ebel, Esq.
Blackstone Credit BDC Advisors LLC
345 Park Avenue, 31st Floor
New York,
NY
10154
(Name and address of agent for service)

COPIES TO:
Rajib Chanda
Benjamin C. Wells
Christopher P. Healey
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☒	on May 1, 2024 pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

Explanatory Note
Pursuant to Rule 429 under the Securities Act, the prospectus included herein is a combined prospectus which relates to (i) the Registration Statement File
No. 333-264472,
dated April 25, 2022, as amended, previously filed by Blackstone Private Credit Fund (the “Registrant”) on Form
N-2
(the “Prior Registration Statement”), and (ii) the registration by the Registrant of additional securities as set forth herein. This Registration Statement also constitutes a Post-Effective Amendment to the Prior Registration Statement, and such Post-Effective Amendment shall become effective concurrently with the effectiveness of this Registration Statement. Pursuant to the Prior Registration Statement, a total of $36,500,000,000 common shares of beneficial interest, par value $0.01 per share, were previously registered. This Registration Statement has registered an additional $8,500,000,000 of common shares, resulting in a total of $45,000,000,000 in registered common shares.

Prospectus

Blackstone Private Credit Fund
Class S, Class D and Class I Shares
Maximum Offering of $45,000,000,000

Blackstone Private Credit Fund is a Delaware statutory trust that seeks to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies and to a lesser extent European and other
non-U.S.
companies. We are externally managed by an affiliate of Blackstone Inc. (“Blackstone”), a leading global investment manager. Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Throughout the prospectus, we refer to Blackstone Private Credit Fund as the “Fund,” the “Company,” “BCRED,” “we,” “us” or “our.”
We are a
non-diversified,
closed-end
management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Our adviser, Blackstone Credit BDC Advisors LLC (the “Adviser”) is an affiliate of Blackstone Alternative Credit Advisors LP (the “Administrator” and, collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance”), which provides certain administrative and other services necessary for the Fund to operate pursuant to an administration agreement (the “Administration Agreement”). We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). References herein to information about Blackstone Credit & Insurance from December 31, 2023 or prior refers solely to the Adviser and Blackstone Alternative Credit Advisers, LP, collectively with their credit-focused affiliates within Blackstone Credit & Insurance.
We are offering on a continuous basis up to $45,000,000,000 of our common shares of beneficial interest (“Common Shares”). We are offering to sell any combination of three classes of Common Shares—Class S shares, Class D shares and Class I shares—with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The purchase price per share for each class of Common Shares equals our net asset value (“NAV”) per share, as of the effective date of the monthly share purchase date. This is a “best efforts” offering, which means that Blackstone Securities Partners L.P., the intermediary manager for this offering, will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in this offering.
Investing in our Common Shares involves a high degree of risk. See “Risk Factors” beginning on page 34 of this prospectus. Also consider the following:

•	There is no assurance that we will achieve our investment objectives.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•
We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•
We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We use and continue to expect to use leverage, which will magnify the potential for loss on amounts invested in us.

•
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Neither the Securities and Exchange Commission nor any state securities regulator has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. Securities regulators have also not passed upon whether this offering can be sold in compliance with existing or future suitability or conduct standards including the ‘Regulation Best Interest’ standard to any or all purchasers.
The use of forecasts in this offering is prohibited. Any oral or written predictions about the amount or certainty of any cash benefits or tax consequences that may result from an investment in our Common Shares is prohibited. No one is authorized to make any statements about this offering different from those that appear in this prospectus.

	Offering Price to the Public (1)	Proceeds to Us, Before Expenses (2)
Maximum Offering (3)	$45,000,000,000	$45,000,000,000
Class S Shares, per Share	$25.51	$15,000,000,000
Class D Shares, per Share	$25.51	$15,000,000,000
Class I Shares, per Share	$25.51	$15,000,000,000

(1)
Class S shares, Class D shares and Class I shares were initially offered at $25.00 per share, and are currently being offered on a monthly basis at a price per share equal to the NAV per share for such class. The table reflects the NAV per share of each class as of March 31, 2024.

(2)
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We will also pay the following shareholder servicing and/or distribution fees to the intermediary manager, subject to Financial Industry Regulatory Authority, Inc. (“FINRA”) limitations on underwriting compensation: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering. Proceeds are calculated before deducting shareholder servicing and/or distribution fees or organization and offering expenses payable by us, which are paid over time.
(3)
The table assumes that all Common Shares are sold in the primary offering, with 1/3 of the gross offering proceeds from the sale of Class S shares, 1/3 from the sale of Class D shares, and 1/3 from the sale of Class I shares. The number of Common Shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from this assumption.

This prospectus contains important information you should know before investing in the Common Shares. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 345 Park Avenue, 31st Floor, New York, NY 10154, calling us at (212)
503-2100
or visiting our corporate website located at www.bcred.com. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

The date of this prospectus is April 26, 2024

SUITABILITY STANDARDS
Common Shares offered through this prospectus are suitable only as a long-term investment for persons of adequate financial means such that they do not have a need for liquidity in this investment. We have established financial suitability standards for initial shareholders in this offering which require that a purchaser of Common Shares have either:

•	a gross annual income of at least $70,000 and a net worth of at least $70,000, or

•	a net worth of at least $250,000.
For purposes of determining the suitability of an investor, net worth in all cases should be calculated excluding the value of an investor’s home, home furnishings and automobiles. In the case of sales to fiduciary accounts, these minimum standards must be met by the beneficiary, the fiduciary account or the donor or grantor who directly or indirectly supplies the funds to purchase the Common Shares if the donor or grantor is the fiduciary.
In addition, we will not sell Common Shares to investors in the states named below unless they meet special suitability standards set forth below:
Alabama
—In addition to the suitability standards set forth above, an investment in us will only be sold to Alabama residents that have a liquid net worth of at least 10 times their investment in us and our affiliates.
California
—California residents, in addition to the suitability standards set forth above, must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $300,000. Additionally, California residents may not invest more than 10% of their liquid net worth in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) are not subject to the foregoing investment concentration limit.
Idaho
—Purchasers residing in Idaho must have either (a) a net worth of $85,000 and annual income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in us shall not exceed 10% of their liquid net worth.
Iowa
—Iowa investors must (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit their aggregate investment in this offering and in the securities of other non-traded
business development companies (“BDCs”) to 10% of such investor’s liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing concentration limit.
Kansas
—It is recommended by the Office of the Securities Commissioner that Kansas investors limit their aggregate investment in our securities and other similar investments to not more than 10% of their liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.
Kentucky
—A Kentucky investor may not invest more than 10% of its liquid net worth in us or our affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.
Maine
—The Maine Office of Securities recommends that an investor’s aggregate investment in this offering and similar direct participation investments not exceed 10% of the investor’s liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

i

Massachusetts
—In addition to the suitability standards set forth above, Massachusetts residents may not invest more than 10% of their liquid net worth in us and in other illiquid direct participation programs.
Missouri
—In addition to the suitability standards set forth above, no more than ten percent (10%) of any one (1) Missouri investor’s liquid net worth shall be invested in Blackstone Private Credit Fund.
Nebraska
—Nebraska investors must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) Nebraska investors must limit their aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act are not subject to the foregoing investment concentration limit.
New Jersey
—New Jersey investors must have either (a) a minimum liquid net worth of $100,000 and a minimum annual gross income of $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, a New Jersey investor’s investment in us, our affiliates and other non-publicly-traded
direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of his or her liquid net worth.
New Mexico
—In addition to the general suitability standards listed above, a New Mexico investor may not invest, and we may not accept from an investor more than ten percent (10%) of that investor’s liquid net worth in shares of us, our affiliates and in other non-traded
business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.
North Dakota
—Purchasers residing in North Dakota must have a net worth of at least ten times their investment in us.
Ohio
—It is unsuitable for Ohio residents to invest more than 10% of their liquid net worth in the issuer, affiliates of the issuer and other non-traded
BDCs. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings and automobiles minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities.
Oklahoma
—Purchasers residing in Oklahoma may not invest more than 10% of their liquid net worth in us.
Oregon
—In addition to the suitability standards set forth above, Oregon investors may not invest more than 10% of their liquid net worth in us. Liquid net worth in Oregon is defined as net worth excluding the value of the investor’s home, home furnishings and automobile.
Puerto Rico
—Purchasers residing in Puerto Rico may not invest more than 10% of their liquid net worth in us, our affiliates and other non-traded
business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.
Tennessee
—Purchasers residing in Tennessee must have a liquid net worth of at least ten times their investment in us. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.
Vermont
—Accredited investors in Vermont, as defined in 17 C.F.R. §230.501, may invest freely in this offering. In addition to the suitability standards described above, non-accredited
Vermont investors may not

purchase an amount in this offering that exceeds 10% of the investor’s liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
The Adviser, those selling Common Shares on our behalf, and participating brokers and registered investment advisers recommending the purchase of Common Shares in this offering are required to make every reasonable effort to determine that the purchase of Common Shares in this offering is a suitable and appropriate investment for each investor based on information provided by the investor regarding the investor’s financial situation and investment objectives and must maintain records for at least six years after the information is used to determine that an investment in our Common Shares is suitable and appropriate for each investor. In making this determination, the participating broker, registered investment adviser, authorized representative or other person selling Common Shares will, based on a review of the information provided by the investor, consider whether the investor:

•	meets the minimum income and net worth standards established in the investor’s state;

•	can reasonably benefit from an investment in our Common Shares based on the investor’s overall investment objectives and portfolio structure;

•	is able to bear the economic risk of the investment based on the investor’s overall financial situation, including the risk that the investor may lose its entire investment; and

•	has an apparent understanding of the following:

•	the fundamental risks of the investment;

•	the lack of liquidity of our Common Shares;

•	the background and qualification of our Adviser; and

•	the tax consequences of the investment.
In addition to investors who meet the minimum income and net worth requirements set forth above, our Common Shares may be sold to financial institutions that qualify as “institutional investors” under the state securities laws of the state in which they reside. “Institutional investor” is generally defined to include banks, insurance companies, investment companies as defined in the 1940 Act, pension or profit sharing trusts and certain other financial institutions. A financial institution that desires to purchase Common Shares will be required to confirm that it is an “institutional investor” under applicable state securities laws.
In addition to the suitability standards established herein, (i) a participating broker may impose additional suitability requirements and investment concentration limits to which an investor could be subject and (ii) various states may impose additional suitability standards, investment amount limits and alternative investment limitations.
Broker-dealers must comply with Regulation Best Interest, which, among other requirements, enhances the existing standard of conduct for broker-dealers and establishes a “best interest” obligation for broker-dealers and their associated persons when making recommendations of any securities transaction or investment strategy involving securities to a retail customer. The obligations of Regulation Best Interest are in addition to, and may be more restrictive than, the suitability requirements listed above. When making such a recommendation to a retail customer, a broker-dealer must, among other things, act in the best interest of the retail customer at the time a recommendation is made, without placing its interests ahead of its retail customer’s interests. A broker-dealer may satisfy the best interest standard imposed by Regulation Best Interest by meeting disclosure, care, conflict of interest and compliance obligations. Regulation Best Interest also requires registered investment advisers and registered broker-dealers to provide a brief relationship summary to retail investors. This relationship summary, referred to as Form CRS, is not a prospectus. Investors should refer to the prospectus for detailed information about this offering before deciding to purchase Common Shares. Currently, there is no administrative or case law interpreting Regulation Best Interest and the full scope of its applicability on brokers participating in our offering cannot be determined at this time. In addition to Regulation Best Interest, certain states, including Massachusetts, have adopted or may adopt state-level standards that seek to further enhance the broker-dealer standard of conduct to a fiduciary standard for all broker-dealer recommendations made to retail customers in their states. In comparison to the standards of Regulation Best Interest, the Massachusetts fiduciary standard, for example, requires broker-dealers to adhere to the duties of utmost care and loyalty to customers. The Massachusetts standard requires a broker-dealer to make recommendations without regard to the financial or any other interest of any party other than the retail customer, and that broker-dealers must make all reasonably practicable efforts to avoid conflicts of interest, eliminate conflicts that cannot reasonably be avoided, and mitigate conflicts that cannot reasonably be avoided or eliminated.

ABOUT THIS PROSPECTUS
Please carefully read the information in this prospectus and any accompanying prospectus supplements, which we refer to collectively as the “prospectus.” You should rely only on the information contained in this prospectus. We have not authorized anyone to provide you with different information. This prospectus may only be used where it is legal to sell these securities. You should not assume that the information contained in this prospectus is accurate as of any date later than the date hereof or such other dates as are stated herein or as of the respective dates of any documents or other information incorporated herein by reference.
We will disclose the NAV per share of each class of our Common Shares for each month when available on our website at
www.bcred.com
. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
The words “we,” “us,” “our,” the “Company,” “BCRED” and the “Fund” refer to Blackstone Private Credit Fund, together with its consolidated subsidiaries.
The Adviser is an affiliate of Blackstone Credit & Insurance and is led by substantially the same investment personnel as Blackstone Credit & Insurance. As such, the Adviser has access to the broader resources of Blackstone Credit & Insurance and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest. As such, the term “Blackstone Credit & Insurance” may be used when describing advisory services and resources.
Unless otherwise noted, numerical information relating to Blackstone (as defined below) and Blackstone Credit & Insurance is approximate as of December 31, 2023.
Citations included herein to industry sources are used only to demonstrate third-party support for certain statements made herein to which such citations relate. Information included in such industry sources that do not relate to supporting the related statements made herein are not part of this prospectus and should not be relied upon.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements about our business, including, in particular, statements about our plans, strategies and objectives. You can generally identify forward-looking statements by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words. These statements include our plans and objectives for future operations (including plans and objectives relating to future growth and availability of funds) expectations for current or future investments, and expectations for market and other macroeconomic trends, and are based on current expectations that involve numerous risks and uncertainties. Assumptions relating to these statements involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to accurately predict and many of which are beyond our control. Although we believe the assumptions underlying the forward-looking statements, and the forward-looking statements themselves, are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that these forward-looking statements will prove to be accurate and our actual results, performance and achievements may be materially different from that expressed or implied by these forward-looking statements. In light of the significant uncertainties inherent in these forward-looking statements, the inclusion of this information should not be regarded as a representation by us or any other person that our objectives and plans, which we consider to be reasonable, will be achieved.
You should carefully review the “Risk Factors” section of this prospectus for a discussion of the risks and uncertainties that we believe are material to our business, operating results, prospects and financial condition. Except as otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

v

PROSPECTUS SUMMARY
This prospectus summary highlights certain information contained elsewhere in this prospectus. This is only a summary and it may not contain all of the information that is important to you. Before deciding to invest in this offering, you should carefully read this entire prospectus, including the “Risk Factors” section.

Q:	What is Blackstone Private Credit Fund?

A:
We are a Delaware statutory trust formed on February 11, 2020. We are a non-diversified,
closed-end
management investment company that has elected to be regulated as a BDC under the 1940 Act. We are externally managed by an affiliate of Blackstone Inc. (“Blackstone”). Our adviser, Blackstone Credit BDC Advisors LLC (the “Adviser”), is also an affiliate of Blackstone Alternative Credit Advisors LP (the “Administrator” and, collectively with its affiliates in the credit, asset based finance and insurance asset management business unit of Blackstone, “Blackstone Credit & Insurance” or “BXCI”).

Q:	Who are Blackstone and Blackstone Credit & Insurance?

A:
Blackstone Credit & Insurance is the credit, asset-based finance and insurance asset management business unit of Blackstone, which is the largest alternative asset manager in the world with leading investment businesses across asset classes. Blackstone’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors.

Blackstone’s four business segments are real estate, private equity, credit and insurance, and multi-asset investing. As of December 31, 2023, Blackstone had total assets under management (“AUM”) of more than $1 trillion and Blackstone’s credit and insurance business segment (“Blackstone Credit & Insurance” or “BXCI”) had total AUM of $318.9 billion.
1
BXCI combined Blackstone’s corporate credit, asset-based finance, and insurance businesses to form an expansive, fully integrated credit platform. BXCI’s AUM also includes a platform managed by Harvest Fund Advisors LLC (“Harvest”), which primarily invests in publicly traded energy infrastructure, renewables and master limited partnerships holding midstream energy assets in North America. Effective the second quarter of 2024, Harvest will be included in the multi-asset investing business segment.
Blackstone Credit & Insurance, through its affiliates, employed 626 people headquartered in New York and in offices globally as of January 1, 2024. Blackstone Credit & Insurance’s
360-person
investment team also includes an
84-person
Chief Investment Office (“CIO”) team, which consists of individuals focused on Underwriting & Execution, Capital Formation, Asset Allocation, Structuring, Asset Management, Portfolio Insights, and Portfolio Analytics. Blackstone Credit & Insurance’s Senior Managing Directors have on average 24 years of industry experience.
References herein to information about Blackstone Credit & Insurance from December 31, 2023 or prior refers solely to the Adviser and Blackstone Alternative Credit Advisers, LP, collectively with their credit focused affiliates within Blackstone Credit & Insurance.

1
Blackstone Credit & Insurance AUM is a combined figure inclusive of Blackstone Credit, Harvest Fund Advisors LLC, Asset Based Finance, and Blackstone Insurance Solutions businesses. For the avoidance of doubt, references to information about Blackstone Credit & Insurance from December 31, 2023 or prior refer solely to the Adviser and Blackstone Alternative Credit Advisors LP, collectively with their credit-focused affiliates within Blackstone Credit & Insurance. AUM is estimated and unaudited as of December 31, 2023.

Q:	What are your investment objectives?

A:	Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation.

Q:	What is your investment strategy?

A:	We will seek to meet our investment objectives by:

•
utilizing the experience and expertise of the management team of the Adviser, along with the broader resources of Blackstone Credit & Insurance and Blackstone in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest;

•
employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the Adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the Adviser believes necessary, one or more financial maintenance and incurrence covenants (i.e., covenants that are tested when affirmative action is taken, such as the incurrence of additional debt and/or making dividend payments);

•
focusing on loans and securities of U.S. private companies, and to a lesser extent European and other
non-U.S.
companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns;

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio; and

•
utilizing the power and scale of Blackstone and the Blackstone Credit & Insurance platform to offer operational expertise to portfolio companies through the Blackstone Credit & Insurance Value Creation Program (as defined below).

Our investment strategy is expected to capitalize on Blackstone Credit & Insurance’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Blackstone’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.

Q:	What types of investments do you intend to make?

A:
Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out
loans) (generally with total investment sizes less than $300 million, which criteria may change from time to time) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit (generally with total investment sizes less than $100 million, which criteria may change from time to time), as well as broadly syndicated loans (for which we may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively, “Private Credit”). In limited instances, we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in publicly traded securities of large corporate issuers (“Opportunistic Credit”). We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.
Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies) we also expect to invest to some extent in European and other
non-U.S.
companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest
with other Blackstone Credit & Insurance funds. See “Regulation—Exemptive Relief.”
The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than
“BBB-”
by S&P Global Ratings).
We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in collateralized loan obligations (“CLOs”) and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.
Our investments are subject to a number of risks, including risks related to potential concentration in the software industry. See “Investment Objectives and Strategies” and “Risk Factors.”

Q:	What is an originated loan?

A:
An originated loan is a loan where we source and lend directly to the borrower and hold the loan to exit / realization. This is distinct from a syndicated loan, which is generally underwritten by a bank and then syndicated, or sold, in several pieces to other investors. Originated loans are generally held until maturity or until they are refinanced by the borrower. Syndicated loans, unlike originated loans, often have liquid markets and can be traded by investors.

Q:	Why do you intend to invest in liquid credit investments in addition to originated loans?

A:
We believe that our liquid credit investments will help maintain liquidity, satisfy any share repurchases we choose to make and manage cash before investing subscription proceeds into originated loans while also seeking attractive investment returns.

Q:	What potential strengths does the Adviser offer?

A:
Blackstone Credit & Insurance is one of the largest private credit investment platforms globally and a key player in the direct lending space. Blackstone Credit & Insurance has experience scaling funds across its platform that invest in all parts of the capital structure. Blackstone Credit & Insurance focuses on transactions where it can differentiate itself from other providers of capital, targeting large transactions and those where Blackstone Credit & Insurance can bring its expertise and experience in negotiating and structuring. We believe that Blackstone Credit & Insurance has the scale and platform to effectively manage a North American private credit investment strategy, offering investors the following potential strengths:

•
Ability to Provide Scaled, Differentiated Capital Solutions
.
 We believe that the breadth and scale of Blackstone Credit & Insurance’s platform, with $318.9 billion AUM as of December 31, 2023, and affiliation with Blackstone provide a distinct advantage in sourcing and deploying capital toward proprietary investment opportunities and provide a differentiated capability to invest in large, complex opportunities. Scale allows for more resources to source, diligence and monitor investments, and may enable us to move up market where there is often less competition and may allow us to negotiate more favorable terms for investments. Blackstone Credit & Insurance is invested in over 4,500 corporate issuers across portfolios globally and has over 350 financial sponsor and advisor relationships, which we believe provides invaluable insight and access to a broad and diverse set of investment opportunities. Blackstone Credit & Insurance’s focus on larger transactions and larger issues is often associated with more established management teams and higher quality assets, which, in our experience, tend to better maintain their value through cycles and can serve to reduce investment risk. Blackstone Credit & Insurance offers its clients and borrowers a comprehensive solution across corporate and asset-based, as well as investment grade and non-investment
grade credit. Blackstone Credit & Insurance expects that in the current environment, where borrowers increasingly value the benefits of private credit, the ability to provide flexible, well-structured capital commitments in appropriate sizes will enable Blackstone Credit & Insurance to command more favorable terms for its investments.

•
Established Origination Platform with Strong Credit Expertise.
 The global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what Blackstone Credit & Insurance believes to be attractive investment characteristics. Over the last several years, Blackstone Credit & Insurance has expanded its origination and sponsor coverage footprint with regional offices in select markets. As of January 1, 2024, Blackstone Credit & Insurance had 626 employees globally, including 97 private credit investment professionals that have operated through multiple industry cycles, with a deep reservoir of credit expertise, providing them valuable experience and a long-term view of the market. Together with an
84-person
CIO team (comprised of investment management and portfolio operations professionals), these professionals power a strong loan origination engine which we believe is a key advantage to the Blackstone Credit & Insurance platform. We anticipate capitalizing on Blackstone Credit & Insurance’s global footprint and broad and diverse origination platform to provide, primarily, senior secured financings.

2
As of December 31, 2023. Reflects unique corporate issuers across funds and accounts managed by Liquid Credit Strategies, Private Credit Strategies, Infrastructure & Asset Based Credit excluding FX derivatives and LP interests.

We believe that the broad network of Blackstone Credit & Insurance can provide a significant pipeline of investment opportunities for us. Blackstone Credit & Insurance has a strong trading presence and actively monitors thousands of companies across the public and private markets through its $109 billion Liquid Credit Strategies platform

, and as a result has deep insight across sectors and industries. Furthermore, we believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with corporate boards, management teams, leveraged buyout sponsors, financial advisors, and intermediaries position Blackstone Credit & Insurance as a partner and counterparty of choice, providing us with attractive sourcing capabilities. In Blackstone Credit & Insurance’s experience, these relationships help drive substantial proprietary deal flow and insight into investment opportunities.
The Blackstone Credit & Insurance team has dedicated sector coverage across technology, healthcare and business services and is focused on making investments in what we characterize as “good neighborhoods,” which are industries experiencing favorable tailwinds. In addition, the Blackstone Credit & Insurance team is able to leverage the expertise of other parts of Blackstone’s business that specialize in these fields.
Over the last several years, Blackstone Credit & Insurance has expanded its North American origination and sponsor coverage footprint by opening regional offices in select markets. Blackstone Credit & Insurance has investment professionals across North America, Europe, Asia and Australia, and has developed a reputation for being a valued partner with the ability to provide speed, creativity, and assurance of transaction execution. We believe Blackstone Credit & Insurance’s global presence may help Blackstone Credit & Insurance to more effectively source investment opportunities from private equity sponsors as well as directly from companies.

•
Value-Added Capital Provider and Partner Leveraging the Blackstone Credit
 & Insurance Value Creation Program.
 Blackstone Credit & Insurance has established a reputation for providing creative, value-added solutions to address a company’s financing requirements and we believe our ability to solve a need for a company can lead to attractive investment opportunities. In addition, Blackstone Credit & Insurance has access to the significant resources of the Blackstone platform, including the Blackstone Credit & Insurance Value Creation Program (“Value Creation Program”), a global platform that intends to help Blackstone Credit & Insurance investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. Specifically, the Value Creation Program focuses on three areas of improvement: (i) reducing costs by leveraging the scale and purchasing power of Blackstone through the Group Purchasing Organization (the “GPO”), preferred partnerships and the Blackstone Sourcing Center; (ii) identifying cross-sell opportunities across Blackstone’s portfolio for potential introductions to other Blackstone portfolio companies, which includes a network of over 350 Blackstone portfolio companies as of December 31, 2023; and (iii) providing valuable access to industry and functional experts within the Blackstone organization (including the Blackstone Portfolio Operations team which consists of over 110 internal resources as of December 31, 2023) who are focused on areas such as cybersecurity, ESG, data science, healthcare, human resources and information technology, among others, and the network among portfolio companies.

3
As of December 31, 2023. The AUM for the Liquid Credit Strategies platform may differ from any comparable AUM disclosure in other non-public
or public sources (including public regulatory filings) due to, among other factors, methods of net asset value and capital commitment reporting, differences in categorizing certain funds and accounts within specific investment strategies and exclusion of certain funds and accounts, or any part of net asset value or capital commitment thereof, from the related AUM calculations. Certain of these differences are in some cases required by applicable regulation. All figures are subject to change.

The Value Creation Program helps companies to identify cost reduction opportunities through the GPO, preferred partnerships and the Blackstone Sourcing Center. Blackstone portfolio companies have generally achieved cost savings, that at times have been substantial, through their use of the GPO, often from existing suppliers, on maintenance, repair, operations, back office, information technology, hardware, software, telecommunications, business insurance and human resources, among others. The preferred partnership program also assists smaller and medium sized companies in gaining access to enterprise level sales teams that can be more attentive in addressing service issues these companies may experience. As of December 31, 2023, the Blackstone Value Creation Program has identified approximately $323 million in cost reductions across Blackstone Credit & Insurance’s portfolio since inception of the program in 2016.

On the revenue generating side, the Value Creation Program team actively works with management teams to create cross-selling plans for potential introductions to other Blackstone portfolio companies. This involves working with management to refine marketing material, create pitch material and identify companies that might be meaningful connections. As of December 31, 2023, the Blackstone Value Creation Program has generated more than $220 million for Blackstone Credit & Insurance portfolio companies.

The Value Creation Program also provides access to valuable resources across Blackstone Credit & Insurance, Blackstone and their respective affiliates (collectively, the “Firm”), including the Portfolio Operations team which consists of over 110 internal resources, who are focused on areas such as cybersecurity, ESG, data science, healthcare, human resources and information technology, among others. One area of focus has been improving the cybersecurity posture of companies in which Blackstone Credit & Insurance is invested by leveraging the Blackstone Portfolio Cybersecurity Program. The Blackstone Portfolio Cybersecurity Program’s goal is to help reduce operating risk within Blackstone’s portfolio by improving cybersecurity practices in order to minimize the occurrence and impact of cyber incidents.
Through the Value Creation Program, which the Fund’s portfolio companies can fully access, Blackstone has generated meaningful revenue for Blackstone portfolio companies through cross-sell introductions across Blackstone and created over $3.5 billion of implied enterprise value across Blackstone Credit & Insurance.
6

•
Flexible Investment Approach
.
 Blackstone Credit & Insurance believes that the ability to invest opportunistically throughout a capital structure is a meaningful strength when sourcing transactions and enables the Fund to seek investments that provide the best risk/return proposition in any given transaction. Blackstone Credit & Insurance’s creativity and flexibility with regard to deal-structuring distinguishes it from other financing sources, including traditional mezzanine providers, whose investment mandates are typically more restrictive. Over time, Blackstone Credit & Insurance has

4
Numbers presented are since inception of the Value Creation Program in 2016. Data presented is based on internal Blackstone data recorded and not from financial statements of portfolio companies. Represents estimated identified total cost reduction across all BXCI portfolio companies at the time cost is benchmarked with
portfolio companies.

5
Numbers presented are since inception of the Value Creation Program in 2016. Data presented is based on internal Blackstone data recorded and not from financial statements of portfolio companies. Represents total contract value, including multi-year contracts.

6
Amounts presented are since inception of the Value Creation Program in 2016, and data presented is based on internal Blackstone data recorded and not from financial statements of portfolio companies. Represents (a) identified total cost reduction at the time cost is benchmarked with portfolio companies, multiplied by (b) enterprise value multiple at the time of Blackstone Credit & Insurance’s initial investment. The number is presented for illustrative purposes and does not reflect actual realized proceeds to Blackstone Credit & Insurance or to the equity sponsor or the company, and there can be no assurance that realized proceeds received by Blackstone or any investor in a Blackstone fund, including us, will be increased as a result.

demonstrated the ability to negotiate favorable terms for its investments by providing creative structures that add value for an issuer. Blackstone Credit & Insurance will continue to seek to use this flexible investment approach to focus on principal preservation, while generating attractive returns throughout different economic and market cycles.

•
Long-Term Investment Horizon
.
 Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term focus, provides us with an attractive opportunity to increase total returns on invested capital.

•
Disciplined Investment Process and Income-Oriented Investment Philosophy
.
 Blackstone Credit & Insurance employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. We believe Blackstone Credit & Insurance has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. Blackstone Credit & Insurance’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, Blackstone Credit & Insurance’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors, and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success of the North America direct lending investment strategy. Blackstone Credit & Insurance generally targets businesses with leading market share positions, sustainable barriers to entry, high free cash flow generation, strong asset values, liquidity to withstand market cycles, favorable underlying industry trends, strong internal controls and high-quality management teams.

•
Strong Investment Track Record.
 Blackstone Credit & Insurance’s track record in private debt lending and investing in below investment grade credit dates back to the inception of Blackstone Credit & Insurance. Since 2005 through December 31, 2023, Blackstone Credit & Insurance has provided approximately $164 billion in capital in privately-originated transactions.
7
Specifically within the North America Direct Lending Strategy, Blackstone Credit & Insurance has invested nearly

7
Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes liquid credit strategy investments.

$100 billion
8
in privately originated or privately negotiated first lien and unitranche transactions. Corresponding to this North America Direct Lending track record, Blackstone Credit & Insurance has an annualized loss rate of 0.09%.
9
We believe maintaining this consistent strategy in the North America Direct Lending strategy across market cycles, with a specific emphasis on combining current yield, downside protection, and inflation protection, will generate compelling investment outcomes for the Adviser. Blackstone Credit & Insurance believes that the depth and breadth of its team provides it with a competitive advantage in sourcing product on a global basis, structuring transactions and actively managing investments in the portfolio.

•
Efficient Cost Structure.
 We believe that we have an efficient cost structure, as compared to other non-traded
BDCs, with low management fees, expenses, and financing costs. We believe our operating efficiency and senior investment strategy enable us to generate greater risk-adjusted investment returns for our investors relative to other non-traded
BDCs.

8
As of December 31, 2023. The North America Direct Lending track record represents U.S. and Canada first lien and unitranche debt, or
non-U.S.
first lien and unitranche debt where >50% of the revenue is generated from the U.S. (which may be secured by the applicable borrower’s assets and/or equity) transactions in companies that were originated or anchored by certain Blackstone Credit & Insurance managed, advised or sub-advised
funds (including the Fund, Blackstone Credit & Insurance managed mezzanine funds and Blackstone Credit &
Insurance sub-advised BDCs,
as well as certain other Blackstone Credit & Insurance managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of Blackstone Credit & Insurance, which may be sold to Blackstone Credit & Insurance managed funds or accounts in the future (the “North America Direct Lending track record”). The North America Direct Lending track record includes investments for periods prior to December 31, 2017, in BDCs that were sub-advised by
Blackstone Credit & Insurance on
a non-discretionary basis
until April 9, 2018
(the “Sub-Advised Investments”).
With respect to certain transactions, the North America Direct Lending track record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to Blackstone Credit & Insurance’s initial investment. The North America Direct Lending track record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where Blackstone Credit & Insurance’s invested capital (net of transactions fees) was under $25 million.

9
As of December 31, 2023. The annualized loss rate represents annualized net losses for substantially realized investments. Whether an investment is substantially realized is determined in the manager’s discretion. Investments are included in the loss rate if (1) a payment was missed, (2) bankruptcy was declared, (3) there was a restructuring, or (4) it was realized with a total multiple on invested capital less than 1.0x. Net losses include all profits and losses associated with these investments, including interest payments received. Net losses are represented in the year the investment is substantially realized and excludes all losses associated with unrealized investments. The annualized net loss rate is the net losses divided by the average annual remaining invested capital within the platform. Investments sourced by Blackstone Credit & Insurance for the Sub-Advised Investments
did, in certain cases, experience defaults and losses after Blackstone Credit & Insurance was no longer sub-adviser, and
such defaults and losses are not included in the rates provided. Prior to December 31, 2022, the methodology used by the North America Direct Lending track record for calculating the platform’s average annual loss rate was based on net loss of principal resulting only from payment defaults in the year of default which would exclude interest payments. Past performance does not predict future returns, and there can be no assurance that Blackstone Credit & Insurance will achieve comparable results or that any entity or account managed by or advised by Blackstone Credit & Insurance will be able to implement its investment strategy or achieve its investment objectives.

Q:	Will Blackstone make an investment in the Fund?

A:
An affiliate of Blackstone has invested $25 million in our Common Shares through one or more private placement transactions. In addition, officers and employees of Blackstone and its affiliates have also invested $73.8 million in our Common Shares.

Q:	What is the market opportunity?

A:	We believe that there are and will continue to be significant investment opportunities in the targeted asset classes discussed below.
Attractive Opportunities in Floating Rate, Senior Secured Loans
We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be collateralized in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration. The senior secured loans we invest in will generally pay floating interest rates based on a variable base rate, such as the Secured Overnight Financing Rate (“SOFR”). We expect that our loans will generally pay floating interest rates and are likely to benefit as rates remain elevated. With base rates (3 month SOFR) at approximately 5.32% as of April 15, 2024, we believe the market provides an attractive opportunity to generate strong all-in
yields and risk-adjusted returns for investors.
Opportunity in U.S. Private Companies
In addition to investing in senior secured loans generally, we believe that the market for lending to private companies within the United States, is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:
Secular Tailwinds in the Private Market, Including Private Credit.
One of the important drivers of growth in the strategy is the increasing secular tailwinds in the private markets (i.e., social or economic trends positively impacting private markets), including growing demand for private credit, which has created attractive opportunities for private capital providers like Blackstone Credit & Insurance. Private equity funds with strategies focused on North America had approximately $1.5 trillion of “dry powder” (i.e., uncalled capital commitments) (as of December 31, 2023, as published by Preqin as of April 15, 2024), which should similarly drive demand for private capital providers like Blackstone Credit & Insurance. This shift is partially due to traditional banks continuing to face regulatory limitations and retreating from the space, creating additional opportunities for private credit to take advantage of. Further, financial sponsors and companies are becoming increasingly interested in working directly with private lenders as they are seeing the tremendous benefits versus accessing the public credit markets. The Fund believes some of these benefits include faster execution and greater certainty, ability to partner with sophisticated lenders, a more efficient process, and in some instances fewer regulatory requirements. As a result, Blackstone Credit & Insurance benefits from greater flow of larger scale deals that have become increasingly available to the direct lending universe over traditional banks and other financing institutions.
Attractive Market Segment
.
We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that private companies are more likely to offer attractive economics in terms of transaction pricing, up-front
and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to public companies.

Limited Investment Competition.
 Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to companies. As tracked by Leverage Commentary & Data (LCD), private credit markets financed 177 leveraged buyouts (“LBO”) (86% of total LBOs in 2023) compared to the publicly syndicated markets, which financed only 28 (14% of total LBOs in 2023). In addition, due to bank consolidation, the number of banks has also declined during the past several decades, furthering the lack of supply in financing to private companies.
We also believe that lending and originating new loans to private companies generally requires a greater dedication of the lender’s time and resources compared to lending to public companies, due in part to the size of each investment and the often fragmented nature of information available from these companies. Further, we believe that many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in private companies, and thus attractive investment opportunities are often overlooked. Our track record in financing these opportunities gives us credibility in approaching companies and management teams proactively with solutions. Furthermore, we believe that our ability to provide speed and certainty of financing, as well as large-scale commitments, positions us to take advantage of the favorable supply/demand dynamics in the current market environment and negotiate more favorable economic terms for our investments.
Growing Opportunities in Europe
. We believe the market for European direct lending provides attractive opportunities. In recent years, we have continued to see a growing opportunity set driven by “public to private” transactions, corporate carve-outs, and companies looking to remain private. This creates a source of deal flow that we believe Blackstone Credit & Insurance is uniquely placed to execute. We further believe that the strong fundraising environment globally for private equity over the past few years will also continue to drive deal flow for European originated transactions. We anticipate that many of our opportunities to provide originated loans or other financing will be in connection with leveraged buy-outs
by private equity firms. Globally, private equity dry powder (uncalled capital commitments) currently stands at nearly $2.7 trillion (as of December 31, 2023, as published by Preqin as of April 15, 2024), which means that these private equity firms have a large amount of capital available to conduct transactions, which we believe will create debt financing opportunities for us. Although we believe the alternative credit market in Europe is still somewhat less developed compared to its U.S. counterpart, acceptance of private capital in Europe has grown substantially in recent years. Across the U.S. and Europe, we believe Blackstone Credit & Insurance has the ability to take advantage of a dislocation in capital markets as a result of volatility by providing financing solutions, including anchoring loan syndications, originating loans where traditional banks are unwilling or unable to do so, or buying investments in the secondary market, all of which we may be able to do on more attractive terms in times of market disruption than would otherwise be available. This deployment of capital through a market dislocation strategy remains firmly within Blackstone Credit & Insurance’s investment philosophy-focusing on performing companies where Blackstone Credit & Insurance has enhanced access and a due diligence advantage.

Q:	How do you identify investments?

A:
In order to source transactions, the Adviser utilizes its significant access to transaction flow, along with its liquid credit platform. The Adviser seeks to generate investment opportunities through direct origination channels as well as through syndicate and club deals. With respect to Blackstone Credit & Insurance’s origination channel, the global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what we believe to be attractive investment characteristics. With respect to syndicate and club deals (i.e., where a limited number of investors participate in a loan transaction), Blackstone Credit & Insurance has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. Blackstone Credit & Insurance also has a significant liquid credit platform, which, we believe, allows us access to the secondary market for investment opportunities. Blackstone Credit & Insurance employs a rigorous investment process and defensive investment approach to evaluate all potential opportunities with a focus on long-term credit performance and principal protection. The investment professionals employed by Blackstone Credit & Insurance have spent their careers developing the resources necessary to invest in private companies. Before undertaking an investment, the Adviser’s transaction team conducts a thorough and rigorous due diligence review of the opportunity to ensure the portfolio company fits our investment strategy.

Q:	Will you use leverage?

A:
Yes. To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act, which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares or by using reverse repurchase agreements or similar transactions and derivatives, including credit default swaps. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings, as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. Additionally, some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. See “Risk Factors—Our portfolio companies may be highly leveraged.”

Q:	How will the Fund be allocated investment opportunities?

A:
Blackstone Credit & Insurance, including the Adviser, provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone Credit & Insurance may establish (other than the Fund) (collectively the “Other Blackstone Credit & Insurance Clients”). In addition, Blackstone provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone may establish (together with the Other Blackstone Credit & Insurance Clients, the “Other Clients”).

See “Potential Conflicts of Interest.”

Blackstone Credit & Insurance will share any investment and sale opportunities with its other clients and the Fund in accordance with the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
We have in the past
co-invested,
and in the future will
co-invest,
with certain affiliates of the Adviser. We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Fund’s board of trustees (the “Board of Trustees” and each member of the Board of Trustees, a “Trustee”) has established objective criteria (“Board Criteria”) clearly defining co-investment
opportunities in which the Fund will have the opportunity to participate with one or more Blackstone Credit & Insurance BDCs, and other public or private Blackstone Credit & Insurance funds that target similar assets. If an investment falls within the Board Criteria and is otherwise consistent within the Fund’s then-current investment objectives and strategies, Blackstone Credit & Insurance must present the investment opportunity to the Adviser to consider the investment opportunity for participation by the Blackstone Credit & Insurance BDCs. The Blackstone Credit & Insurance BDCs may determine to participate or not to participate, depending on whether Blackstone Credit & Insurance determines that the investment is appropriate for the Blackstone Credit & Insurance BDCs (e.g., based on investment strategy). The co-investment
is generally allocated to us, any other Blackstone Credit & Insurance BDCs (including Blackstone Secured Lending Fund (“BXSL”)) and the other Blackstone Credit & Insurance funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.

Q:	How is an investment in shares of your Common Shares different from an investment in shares of listed BDCs?

A:	An investment in our Common Shares generally differs from an investment in listed BDCs in a number of ways, including:

•
Shares of listed BDCs are priced by the trading market, which is influenced generally by numerous factors, not all of which are related to the underlying value of the entity’s assets and liabilities. The estimated value of our assets and liabilities is used to determine our NAV. The NAV of non-traded
BDCs, such as the Fund, may be subject to volatility related to the values of their underlying assets.

•
An investment in our Common Shares has limited or no liquidity outside of our share repurchase program and our share repurchase program may be amended or suspended at the discretion of the Board of Trustees at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us that would outweigh the benefit of the repurchase offer. In contrast, an investment in a listed BDC is a liquid investment, as shares can be sold on an exchange at any time the exchange is open.

•	Some listed BDCs are often self-managed, whereas our investment operations are managed by the Adviser, which is part of Blackstone Credit & Insurance.

•
Listed BDCs may be reasonable alternatives to the Fund, and may be less costly and less complex with fewer and/or different risks than we have. Such listed BDCs will likely have a longer track record that investors can evaluate and transactions for listed securities often involve nominal or no commissions.

•
Unlike the offering of a listed BDC, this offering will be registered in every state in which we are offering and selling Common Shares. As a result, we include certain limits in our governing documents that are not typically provided for in the charter of a listed BDC. For example, our Fifth Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) limits the fees we may pay to the Adviser. A listed BDC does not typically provide for these restrictions within its charter. A listed BDC is, however, subject to the governance requirements of the exchange on which its shares are traded, including requirements relating to its board of trustees, audit committee, independent trustee oversight of executive compensation and the trustee nomination process, code of conduct, shareholder meetings, related party transactions, shareholder approvals and voting rights.

Although we expect to follow many of these same governance guidelines, there is no requirement that we do so unless it is required for other reasons. Both listed BDCs and non-traded
BDCs are subject to the requirements of the 1940 Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Q:	For whom may an investment in your Common Shares be appropriate?

A:	An investment in our Common Shares may be appropriate for you if you:

•	meet the minimum suitability standards described above under “Suitability Standards;”

•	seek to allocate a portion of your investment portfolio to a direct investment vehicle with an income- oriented portfolio of primarily U.S. credit investments;

•	seek to receive current income through regular distribution payments;

•	wish to obtain the potential benefit of long-term capital appreciation; and

•	are able to hold your Common Shares as a long-term investment and do not need liquidity from your investment in the near future.
We cannot assure you that an investment in our Common Shares will allow you to realize any of these objectives. An investment in our Common Shares is only intended for investors who do not need the ability to sell their Common Shares in the near future since we are not obligated to offer to repurchase any of our Common Shares in any particular quarter. See “Share Repurchase Program.”

Q:	Are there any non-investment related risks involved in buying your Common Shares?

A:
Investing in our Common Shares involves a high degree of risk. If we are unable to effectively manage the impact of these risks, we may not meet our investment objectives and, therefore, you should purchase our Common Shares only if you can afford a complete loss of your investment. An investment in our Common Shares involves significant risks and is intended only for investors with a long-term investment horizon and who do not require immediate liquidity or guaranteed income. Some of the more significant risks relating to an investment in our Common Shares include those listed below:

•	There is no assurance that we will achieve our investment objectives.

•	This is a “blind pool” offering and thus you will not have the opportunity to evaluate our investments before we make them.

•	You should not expect to be able to sell your Common Shares regardless of how we perform.

•	You should consider that you may not have access to the money you invest for an extended period of time.

•	We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing.

•	Because you may be unable to sell your Common Shares, you will be unable to reduce your exposure in any market downturn.

•
We have implemented a share repurchase program, but only a limited number of Common Shares will be eligible for repurchase and repurchases will be subject to available liquidity and other significant restrictions.

•	An investment in our Common Shares is not suitable for you if you need access to the money you invest. See “Suitability Standards” and “Share Repurchase Program.”

•	You will bear substantial fees and expenses in connection with your investment. See “Fees and Expenses.”

•	We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its Common Shares the sale may be subject to taxes even if the Common Shares are sold for less than the original purchase price.

•
Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Adviser or its affiliates, that may be subject to reimbursement to the Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled.

•	We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us.

•
We intend to invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.

Q:	What is the role of your Board of Trustees?

A:
We operate under the direction of our Board of Trustees, the members of which are accountable to us and our shareholders as fiduciaries. We have seven Trustees, five of whom have been determined to be independent of us, the Adviser, Blackstone and its affiliates (“independent Trustees”). Our independent Trustees are responsible for, among other things, reviewing the performance of the Adviser and approving the compensation paid to the Adviser and its affiliates. The names and biographical information of our Trustees are provided under “Management of the Fund—Board of Trustees and Executive Officers.”

Q:	What is the difference between the Class S, Class D and Class I Common Shares being offered?

A:
We are offering to the public three classes of Common Shares, Class S shares, Class D shares and Class I shares. The differences among the share classes relate to ongoing shareholder servicing and/or distribution fees. In addition, although no upfront sales loads be paid with respect to Class S shares, Class D shares or Class I shares, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. See “Description of Our Shares” and “Plan of Distribution” for a discussion of the differences between our Class S, Class D and Class I shares.

Assuming a constant NAV per share of $25.00, we expect that a one-time
investment in 400 shares of each class of our Common Shares (representing an aggregate NAV of $10,000 for each class) would be subject to the following shareholder servicing and/or distribution fees:

	Annual Shareholder Servicing and/or Distribution Fees	Total Over Five Years
Class S	$85	$425
Class D	$25	$125
Class I	$0	$0

Class S shares are available through brokerage and transaction-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating intermediaries that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase.
If you are eligible to purchase all three classes of Common Shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other Common Share classes. However, Class I shares generally will not receive shareholder services.

Q:	What is the per share purchase price?

A:	Common Shares are sold at the then-current NAV per share, as described below.

Q:	How will your NAV per share be calculated?

A:	Our NAV will be determined based on the value of our assets less our liabilities, including accrued fees and expenses, as of any date of determination.
Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Adviser, the Audit Committee of the Board of Trustees (the “Audit Committee”) and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may modify our valuation procedures from time to time. See “Determination of Net Asset Value.”

Q:	Is there any minimum investment required?

A:
The minimum initial investment in Class S and Class D of our Common Shares is $2,500. The minimum initial investment for Class I shares is $1,000,000, unless waived by Blackstone Securities Partners L.P. (the

“Intermediary Manager”). The minimum subsequent investment in our Common Shares is $500 per transaction, except that the minimum subsequent investment amount does not apply to purchases made under our distribution reinvestment plan and the Intermediary Manager, an affiliate of the Adviser, may elect to accept smaller initial and subsequent investments in its discretion. In addition, in the event a shareholder fails to maintain the $500 minimum account balance, we may repurchase all of the Common Shares held by such shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction (as defined below).

Q:	What is a “best efforts” offering?

A:
Our Common Shares are offered on a “best efforts” basis. A “best efforts” offering means the Intermediary Manager and the participating brokers are only required to use their best efforts to sell the Common Shares. When shares are offered to the public on a “best efforts” basis, no underwriter, broker or other person has a firm commitment or obligation to purchase any of the shares. Therefore, we cannot guarantee that any minimum number of Common Shares will be sold.

Q:	What is the expected term of this offering?

A:
We have registered $45,000,000,000 in Common Shares. It is our intent, however, to conduct a continuous offering for an extended period of time, by filing for additional offerings of our Common Shares, subject to regulatory approval and continued compliance with the rules and regulations of the SEC and applicable state laws.

We will endeavor to take all reasonable actions to avoid interruptions in the continuous offering of our Common Shares. There can be no assurance, however, that we will not need to suspend our continuous offering while the SEC and, where required, state securities regulators, review such filings for additional offerings of our Common Shares until such filings are declared effective, if at all.

Q:	When may I make purchases of Common Shares and at what price?

A:
Investors may purchase our Common Shares pursuant to accepted subscription orders effective as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request including the full subscription amount must be received in good order at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).

Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of Common Shares will be available on our website at
www.bcred.com
generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase.
For example, if you are subscribing in October, your subscription must be submitted at least five business days prior to November 1. The purchase price for your Common Shares will be the NAV per share determined as of October 31. The NAV per share as of October 31 will generally be available within 20 business days from October 31.
See “How to Subscribe” for more details.

Q:	May I withdraw my subscription request once I have made it?

A:
Yes. Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted by the Fund. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,
844-702-1299.

Q:	When will my subscription be accepted?

A:	Completed subscription requests will not be accepted by us any earlier than two business days before the first day of each month.

Q:	Will I receive distributions and how often?

A:
We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.

Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt
income, if any. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your Common Shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.

Q:	Will the distributions I receive be taxable as ordinary income?

A:
Generally, distributions that you receive, including cash distributions that are reinvested pursuant to our distribution reinvestment plan, will be taxed as ordinary income to the extent they are paid from our current or accumulated earnings and profits. Dividends received will generally not be eligible to be taxed at the lower U.S. federal income tax rates applicable to individuals for “qualified dividends.”
We may designate a portion of distributions as capital gain dividends taxable at capital gain rates to the extent we recognize net capital gains from sales of assets. In addition, a portion of your distributions may be considered return of capital for U.S. federal income tax purposes. Amounts considered a return of capital generally will not be subject to tax, but will instead reduce the tax basis of your investment. This, in effect, defers a portion of your tax until your Common Shares are repurchased, you sell your Common Shares or we are liquidated, at which time you generally will be taxed at capital gains rates. Because each investor’s tax position is different, you should consult with your tax advisor. In particular,
non-U.S.
investors should consult their tax advisors regarding potential withholding taxes on distributions that they receive. See “Certain U.S. Federal Income Tax Considerations.”

Q:	May I reinvest my cash distributions in additional Common Shares?

A:
Yes. We have adopted a distribution reinvestment plan whereby shareholders (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan) will have their cash distributions automatically reinvested in additional Common Shares unless they elect to receive their distributions in cash. Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares. If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you own will be automatically invested in additional Common Shares. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent NAV per share for such Common Shares at the time the distribution is payable. Shareholders will not pay upfront selling commissions when purchasing Common Shares under our distribution reinvestment plan; however, all Common Shares, including those purchased under our distribution reinvestment plan, will be subject to ongoing shareholder servicing and/or distribution fees. Participants may terminate their participation in the distribution reinvestment plan by providing written notice to the Plan Administrator (defined below) five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. See “Description of Our Shares” and “Distribution Reinvestment Plan.”

Q:	Can I request that my Common Shares be repurchased?

A:
Yes, subject to limitations. We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we may repurchase, in each quarter, up to 5% of the NAV of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. We intend to conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. Additionally, pursuant to Rule
23c-1(a)(10)
under the 1940 Act, the Fund may also repurchase its outstanding Common Shares outside of the share repurchase program. All Common Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase Common Shares pursuant to a tender offer in any particular quarter, we expect to repurchase Common Shares at a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter (the “Valuation Date”), except that Common Shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an “Early Repurchase Deduction”). The one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable.
The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on us as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer shares than described above, or none at all. See “Share Repurchase Program.”

Q:	What is a business development company, or BDC?

A:
BDCs are subject to certain restrictions applicable to investment companies under the 1940 Act. As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately offered securities issued by U.S. private or thinly traded companies. We may also invest up to 30% of our portfolio opportunistically in
“non-qualifying”
portfolio investments, such as investments in
non-U.S.
companies. See “Regulation.”

Q:	What is a regulated investment company, or RIC?

A:	We have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under the Code.

In general, a RIC is a company that:

•	is a BDC or registered investment company that combines the capital of many investors to acquire securities;

•	offers the benefits of a securities portfolio under professional management;

•	satisfies various requirements of the Code, including an asset diversification requirement; and

•
is generally not subject to U.S. federal corporate income taxes on its net taxable income that it currently distributes to its shareholders, which substantially eliminates the “double taxation” (i.e., taxation at both the corporate and shareholder levels) that generally results from investments in a C corporation.

Q:	What is a non-exchange traded, perpetual-life BDC?

A:
A
non-exchange
traded BDC is a BDC whose shares are not listed for trading on a stock exchange or other securities market. We use the term “perpetual-life BDC” to describe an investment vehicle of indefinite duration, whose common shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
BDCs. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.

Q:	Will I be notified of how my investment is doing?

A:	Yes. We will provide you with periodic updates on the performance of your investment with us, including:

•	three quarterly financial reports and investor statements;

•	an annual report;

•
in the case of certain U.S. shareholders, an annual Internal Revenue Service (“IRS”) Form
1099-DIV
or IRS Form
1099-B,
if required, and, in the case of
non-U.S.
shareholders, an annual IRS Form
1042-S;

•	confirmation statements (after transactions affecting your balance, except reinvestment of distributions in us and certain transactions through minimum account investment or withdrawal programs); and

•
a quarterly statement providing material information regarding your participation in the distribution reinvestment plan and an annual statement providing tax information with respect to income earned on Common Shares under the distribution reinvestment plan for the calendar year.

Depending on legal requirements, we may post this information on our website,
www.bcred.com
, when available, or provide this information to you via U.S. mail or other courier, electronic delivery, or some combination of the foregoing. Information about us will also be available on the SEC’s website at
www.sec.gov
.
In addition, our monthly NAV per share is posted on our website promptly after it has become available.

Q:	What fees do you pay to the Adviser?

A:
Pursuant to the investment advisory agreement between us and the Adviser (the “Investment Advisory Agreement”), the Adviser is responsible for, among other things, identifying investment opportunities,

monitoring our investments and determining the composition of our portfolio. We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee.

•
The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. Substantial additional fees and expenses may also be charged by the Administrator (as defined below) to the Fund, which is an affiliate of the Adviser.

•	The incentive fee consists of two components as follows:

•
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•
The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.

See “Investment Advisory Agreement and Administration Agreement.”

Q:	Who administers the Fund?

A:
Blackstone Alternative Credit Advisors LP, our Administrator, provides, or oversees the performance of, administrative and compliance services. We reimburse the Administrator for its costs, expenses and the Fund’s allocable portion of compensation of the Administrator’s personnel and the Administrator’s overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement. See “Investment Advisory Agreement and Administration Agreement—Administration Agreement.”

Q:	What are the offering and servicing costs?

A:
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

Subject to FINRA limitations on underwriting compensation, we will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will also pay or reimburse certain organization and offering expenses, including, subject to FINRA limitations on underwriting compensation, certain wholesaling expenses. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.

Q:	What are your expected operating expenses?

A:
We expect to incur operating expenses in the form of our management and incentive fees, shareholder servicing and/or distribution fees, interest expense on our borrowings and other expenses, including the expenses we pay to our Administrator. See “Fees and Expenses.”

Q:	What are your policies related to conflicts of interests with Blackstone and its affiliates?

A:
The Adviser and the Firm will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide for us. These conflicts will arise primarily from the involvement of the Firm in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of our interest.

•
Fund
Co-Investment
Opportunities.
As a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients (as defined in “Potential Conflicts of Interest” below). There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment
exemptive order issued by the SEC, the Fund may
co-invest
with Other Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment
or other vehicles invest in the same securities, conflicts of interest may still arise.

We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict our ability to enter into follow-on
investments or other transactions. Pursuant to such order, we may co-invest
in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. We may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.

•
Other Affiliate Transactions and Investments in Different Levels of Capital Structure
. From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone could have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates will be presented with decisions when the interests of the funds are in conflict.

For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices could be averaged, which has the potential to be disadvantageous to the Fund. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired.
Any applicable
co-investment
exemptive order issued by the SEC may restrict the Fund’s ability to participate in follow-on
financings. Blackstone Credit & Insurance may in its sole discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there could be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance is expected to cause the Fund or Other Clients to decline to exercise certain control-and/or
foreclosure-related rights with respect to a portfolio company.
Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities may be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.
In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company.

•
Other Blackstone and Blackstone Credit
 & Insurance Clients; Allocation of Investment Opportunities.
Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory
services to the Fund and Other Clients.

Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. Blackstone Credit & Insurance has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients.
Blackstone Credit & Insurance provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients. Blackstone Credit & Insurance will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and the Fund in accordance with Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions held by the Fund and the applicable Other Clients), taking into account actual and anticipated investments and capital commitments (as appropriate), available cash, asset-based leverage and relative capital of the Fund and the applicable Other Clients and such other factors as Blackstone Credit & Insurance determines in good faith to be appropriate.
To the extent an opportunity is shared with one or more Other Clients, Blackstone Credit & Insurance expects that such Other Clients generally will invest on substantially the same economic terms available to the Fund (including sharing of transaction fees and expenses) and generally will exit investments at the same time and on substantially the same economic terms as the Fund, and on a pro rata basis with the Fund subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, the Fund or such Other Clients); provided that the Fund may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment or vice versa. (See also “Potential Conflicts of Interest—Transactions with Clients of Blackstone Insurance Solutions and Asset Based Finance”).

•
Investment Alongside Regulated Funds.
In addition, Blackstone Credit & Insurance has received an exemptive order from the SEC that permits certain existing and future Other Blackstone Credit & Insurance Clients that are closed-end
management investment companies that have elected to be regulated as a BDC or are registered under the 1940 Act and who intend to rely on the exemptive order (each a “Regulated Fund” and collectively, the “Regulated Funds”), including the Fund, among other things, to co-invest
with certain other persons, including certain affiliates of Blackstone Credit &

Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates, including the Fund and Other Blackstone Credit & Insurance Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund, such Other Blackstone Credit & Insurance Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund, such Other Blackstone Credit & Insurance Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the co-investment
exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Other Blackstone Credit & Insurance Client(s) and Regulated Fund(s) did not participate in such investment opportunity. The co-investment
exemptive order also restricts the ability of the Fund (or any such Other Blackstone Credit & Insurance Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund risks being unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. The Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Fund’s exemptive order. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates and/or a Regulated Fund has also invested, which may include, but is not limited to declining to vote, participating in a potential co-investment
opportunity (as such participation may not comply with the conditions of the co-investment
exemptive order), exercising rights with respect to any such investment, and/or declining to participate in follow-on
investments. The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment, or otherwise by resulting in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Blackstone Credit & Insurance Clients, including other Regulated Funds. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Adviser in its sole discretion and will take into account the Adviser’s fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit & Insurance could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments
involving the Fund, any Other Blackstone Credit & Insurance Client and any Regulated Funds, any of which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.

Moreover, with respect to Blackstone Credit & Insurance’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone Credit & Insurance and Blackstone have established general guidelines and policies, which it can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments.
Additionally, investment opportunities sourced by Blackstone Credit & Insurance will be allocated in accordance with Blackstone’s and Blackstone Credit & Insurance’s allocation policies, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit & Insurance and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.
When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients (or other parties, including portfolio companies), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an investment.

•
Group Procurement; Discounts.
The Fund, subject to applicable law, and certain portfolio companies will enter into agreements regarding group procurement (including, but not limited to, CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which can be expected to include brokerage and/or placement thereof, and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention) from a third party or an affiliate of Blackstone Credit & Insurance and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Fund, Other Clients and their portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to Blackstone Credit & Insurance and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Fund and its portfolio companies and/or related to a portion of the savings achieved by the portfolio companies. Such commissions or payment will not reduce the management fee. The Firm can be expected to also receive consulting, usage or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit.

Further, the benefits received by a particular portfolio company providing the service could be greater than those received by the Fund and its portfolio companies receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and shareholders rely on the Adviser to handle them in its sole discretion.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read the Fund’s offering documents and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.
See “Potential Conflicts of Interest” for additional information about conflicts of interest that could impact the Fund.

Q:	Are there any ERISA considerations in connection with an investment in our Common Shares?

A:
The section of this prospectus captioned “Certain ERISA Considerations” describes the effect that the purchase of Common Shares will have on retirement plans and individual retirement accounts (“IRAs”) and other arrangements that are subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and Section 4975 of the Code. Each fiduciary trustee or other person considering purchasing Common Shares for any retirement plan, account or other arrangement should consider, at a minimum: (1) whether the investment is in accordance with the documents and instruments governing such plan, account or arrangement; (2) whether the investment satisfies the fiduciary requirements associated with the plan, account or arrangement; (3) whether the investment will generate unrelated business taxable income; (4) whether there is sufficient liquidity under the plan, account or arrangement for the investment; (5) the need to value the assets of retirement plan, account or arrangement annually or more frequently; and (6) whether the investment would constitute a prohibited transaction under applicable law.

Prospective investors should carefully review the matters discussed under “Certain ERISA Considerations” and should consult with their own advisors as to the consequences of making an investment in the Fund.

Q:	When will I get my detailed tax information?

A:	In the case of certain U.S. shareholders, we expect your IRS Form 1099-DIV tax information, if required, to be mailed by January 31 of each year.

Q:	Who can help answer my questions?

A:
If you have more questions about this offering or if you would like additional copies of this prospectus, you should contact your financial adviser or our transfer agent: SS&C GIDS, Inc., 430 W. 7th Street, Suite 219270, Kansas City, Missouri 64105-1594.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in Common Shares will bear, directly or indirectly. Other expenses are estimated and may vary. Actual expenses may be greater or less than shown.

	Class S Shares	Class D Shares	Class I Shares
Shareholder transaction expenses (fees paid directly from your investment)
Maximum sales load (1)	—%	—%	—%
Maximum Early Repurchase Deduction (2)	2.0%	2.0%	2.0%

	Class S Shares	Class D Shares	Class I Shares
Annual expenses (as a percentage of net assets attributable to our Common Shares) (3)
Base management fees (4)	1.25%	1.25%	1.25%
Incentive fees (5)	—%	—%	—%
Shareholder servicing and/or distribution fees (6)	0.85%	0.25%	—%
Interest payment on borrowed funds (7)	9.13%	9.13%	9.13%
Other expenses (8)	0.21%	0.21%	0.21%
Total annual expenses	11.44%	10.84%	10.59%

(1)
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. Please consult your selling agent for additional information.

(2)
Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be subject to the Early Repurchase Deduction. The one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. For such feeder vehicles and similar arrangements in certain markets, the Fund will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.

(3)	Total average net assets as of December 31, 2023 employed as the denominator for expense ratio computation is $25,444.7 million.
(4)	The base management fee paid to the Adviser is calculated each month at an annual rate of 1.25% of the Fund’s net assets as of the beginning of the first business day of the month.

(5)	We may have capital gains and investment income that could result in the payment of an incentive fee in the first year of investment operations. The incentive fees, if any, are divided into two parts:

•
The first part of the incentive fee is based on income, whereby we will pay the Adviser quarterly in arrears 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns (as defined below) for each calendar quarter subject to a 5.0% annualized hurdle rate, with a catch-up.

•
The second part of the incentive fee is based on realized capital gains, whereby we will pay the Adviser at the end of each calendar year in arrears 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains.
As we cannot predict whether we will meet the necessary performance targets, we have assumed no incentive fee for this chart. We expect the incentive fees we pay to increase to the extent we earn greater income or generate capital gains through our investments in portfolio companies. If we achieved an annualized total return of 5% for each quarter made up entirely of net investment income, no incentive fees would be payable to the Adviser because the hurdle rate was not exceeded. If instead we achieved a total return of 5% in a calendar year made up of entirely realized capital gains net of all realized capital losses and unrealized capital depreciation, an incentive fee equal to 0.63% of our net assets would be payable. See “Investment Advisory Agreement and Administration Agreement” for more information concerning the incentive fees.

(6)
Subject to FINRA limitations on underwriting compensation, we will also pay the following shareholder servicing and/or distribution fees to the Intermediary Manager: (a) for Class S shares, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV as of the beginning of the first calendar day of the month for the Class D shares, in each case, payable monthly. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. No shareholder servicing and/or distribution fees will be paid with respect to the Class I shares. The total amount that will be paid over time for other underwriting compensation depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. See “Plan of Distribution” and “Use of Proceeds.” The total underwriting compensation and total organization and offering expenses will not exceed 10% and 15%, respectively, of the gross proceeds from this offering.
(7)
We may borrow funds to make investments, including before we have fully invested the proceeds of this continuous offering. To the extent that we determine it is appropriate to borrow funds to make investments, the costs associated with such borrowing will be indirectly borne by shareholders. The figure in the table assumes that we borrow for investment purposes an amount equal to 125% of our weighted average net assets, and that the average annual cost of borrowings, including the amortization of cost associated with obtaining borrowings and unused commitment fees, on the amount borrowed is currently estimated to be 7.31%. Our ability to incur leverage depends, in large part, on the availability of financing in the market.

(8)
“Other expenses” include accounting, legal and auditing fees, reimbursement of expenses to our Admini
s
trator, organization and offering expenses and fees payable to our Trustees. Other expenses represent the estimated annual other expenses of the Fund and its subsidiaries based on other expenses for the fiscal year ended December 31, 2023.

We have entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. The Adviser may elect to pay certain of our expenses on our behalf, including organization and offering expenses (each, an “Expense Payment”), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates. If the Adviser elects to pay certain of our expenses, the Adviser will be entitled to reimbursement of such expenses from us if Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders. Because the Adviser’s obligation to pay certain of our expenses is voluntary, the table above does not reflect the impact of any expense support from the Adviser.
Example:
We have provided an example of the projected dollar amount of total expenses that would be incurred over various peri
o
ds with respect to a hypothetical $1,000 investment in each class of our Common Shares. In calculating the following expense amounts, we have assumed that: (1) our annual operating expenses and offering expenses remain at the levels set forth in the table above, except to reduce annual expenses upon completion of organization and offering expenses, (2) the annual return before fees and expenses is 5.0%, (3) the net return after payment of fees and expenses is distributed to shareholders and reinvested at NAV and (4) your financial intermediary does not directly charge you transaction or other fees.
Class S shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$111	$311	$487	$836
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$127	$349	$537	$887
Class D shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$105	$298	$468	$815
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$121	$337	$521	$871

Class I shares

Return Assumption	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return from net investment income:	$103	$292	$460	$805
Total expenses assuming a 5.0% annual return solely from net realized capital gains:	$119	$331	$513	$864
While the examples assume a 5.0% annual return on investment before fees and expenses, our performance will vary and may result in an annual return that is greater or less than this.
These examples should not be considered a representation of your future expenses.
If we achieve sufficient returns on our investments to trigger a quarterly incentive fee on income and/or if we achieve net realized capital gains in excess of 5.0%, both our returns to our shareholders and our expenses would be higher. See “Investment Advisory Agreement and Administration Agreement” for information concerning incentive fees.

FINANCIAL HIGHLIGHTS
The following table of financial highlights is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. The financial data set forth in the following table as of and for the year ended December 31, 2023 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose reports thereon are included in this prospectus or the Fund’s Annual Report on Form
10-K
for the fiscal year ended December 31, 2023, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Fund’s Annual Report on Form
10-K
or Quarterly Report on Form
10-Q
filed with the SEC.
The following are the financial highlights for the year ended December 31, 2023:

	Year Ended December 31, 2023
	Class I	Class S	Class D
Per Share Data (1) :
Net asset value, beginning of period	$24.59	$24.59	$24.59
Net investment income	3.08	2.87	3.02
Net change in unrealized and realized gain (loss)	0.29	0.29	0.29

Net increase (decrease) in net assets resulting from operations	3.37	3.16	3.31
Distributions from net investment income (2)	(2.57)	(2.36)	(2.51)
Distributions from net realized gains (2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.57)	(2.36)	(2.51)

Early repurchase deduction fees (5)	—	—	—

Total increase (decrease) in net assets	0.80	0.80	0.80

Net asset value, end of period	$25.39	$25.39	$25.39

Shares outstanding, end of period	734,579,940	373,864,258	15,452,672
Total return based on NAV (3)	14.4%	13.4%	14.1%
Ratios:
Ratio of net expenses to average net assets (4)	10.3%	11.1%	10.6%
Ratio of net investment income to average net assets (4)	12.3%	11.5%	12.0%
Portfolio turnover rate	13.5%	13.5%	13.5%
Supplemental Data:
Net assets, end of period	$18,649,595	$9,492,496	$392,346
Asset coverage ratio	221.9%	221.9%	221.9%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(3)
Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Fund’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.
(4)
For the year ended December 31, 2023, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2023, the ratio of total operating expenses to average net assets was 10.3%, 11.1%, and 10.6% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.0%, 0.0% and 0.0% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, for Class S and Class D.

RISK FACTORS
Investing in our Common Shares involves a number of significant risks. The following information is a discussion of the material risk factors associated with an investment in our Common Shares specifically, as well as those factors generally associated with an investment in a company with investment objectives, investment policies, capital structure or traders markets similar to ours. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our Common Shares. The risks set forth below are not the only risks we face. Such additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur our business, financial condition and results of operations could be materially and adversely affected. In such cases, the NAV of our Common Shares could decline, and you may lose all or part of your investment.
Risks Related to Our Business and Structure
Price declines in the medium- and
large-sized
U.S. corporate debt market may adversely affect the fair value of our portfolio, reducing our NAV through increased net unrealized depreciation.
Conditions in the
medium-and-large
sized U.S. corporate debt market may deteriorate, as seen during the recent financial crisis, which may cause pricing levels to similarly decline or be volatile. During the 2008-2009 financial crisis, many institutions were forced to raise cash by selling their interests in performing assets in order to satisfy margin requirements or the equivalent of margin requirements imposed by their lenders and/or, in the case of hedge funds and other investment vehicles, to satisfy widespread redemption requests. This resulted in a forced deleveraging cycle of price declines, compulsory sales, and further price declines, with falling underlying credit values, and other constraints resulting from the credit crisis generating further selling pressure. If similar events occurred in the medium- and large-sized
U.S. corporate debt market, our NAV could decline through an increase in unrealized depreciation and incurrence of realized losses in connection with the sale of our investments, which could have a material adverse impact on our business, financial condition and results of operations.
Our ability to achieve our investment objectives depends on the ability of the Adviser to manage and support our investment process. If the Adviser or Blackstone Credit & Insurance were to lose any members of their respective senior management teams, our ability to achieve our investment objectives could be significantly harmed.
Since we have no employees, we depend on the investment expertise, skill and network of business contacts of the broader networks of the Adviser and its affiliates. The Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Our future success depends to a significant extent on the continued service and coordination of Blackstone Credit & Insurance and its senior management team. The departure of any members of Blackstone Credit & Insurance’s senior management team could have a material adverse effect on our ability to achieve our investment objectives.
Our ability to achieve our investment objectives depends on the Adviser’s ability to identify and analyze, and to invest in, finance and monitor companies that meet our investment criteria. The Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in an adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objectives, the Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. The Adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.
The Investment Advisory Agreement has been approved pursuant to Section 15 of the 1940 Act. In addition, the Investment Advisory Agreement has termination provisions that allow the parties to terminate the agreement.

The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon 60 days’ written notice or by the Adviser upon 120 days’ written notice. If the Investment Advisory Agreement is terminated, it may adversely affect the quality of our investment opportunities. In addition, in the event the Investment Advisory Agreement is terminated, it may be difficult for us to replace the Adviser.
Because our business model depends to a significant extent upon relationships with private equity sponsors, investment banks and commercial banks, the inability of the Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
The Adviser depends on its broader organization’s relationships with private equity sponsors, investment banks and commercial banks, and we rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the Adviser or its broader organization fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom the Adviser or its broader organizations have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We may face increasing competition for investment opportunities, which could delay deployment of our capital, reduce returns and result in losses.
We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing and other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in U.S. private companies. As a result of these new competitors entering the financing markets in which we operate, competition for investment opportunities in U.S. private companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in U.S. private companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
We may have difficulty sourcing investment opportunities.
We cannot assure investors that we will be able to locate a sufficient number of suitable investment opportunities to allow us to deploy all available capital successfully. In addition, privately-negotiated investments in loans and illiquid securities of private middle market companies require substantial due diligence and structuring, and we cannot assure investors that we will achieve our anticipated investment pace. As a result, investors will be unable to evaluate any future portfolio company investments prior to purchasing our Common Shares. Our shareholders will have no input with respect to investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our Common Shares. To the extent we are unable to deploy all available capital, our investment income and, in turn, our results of operations, will likely be materially adversely affected. There is no assurance that we will be able to consummate investment transactions or that such transactions will be successful. Blackstone Credit & Insurance, the Fund and their affiliates may also face certain conflicts of interests in connection with any transaction, including any warehousing transaction, involving an affiliate.

We face risks associated with the deployment of our capital.
In light of the nature of our continuous offering as well as ongoing and periodic private offerings in relation to our investment strategy and the need to be able to deploy potentially large amounts of capital quickly to capitalize on potential investment opportunities, if we have difficulty identifying suitable investments on attractive terms, there could be a delay between the time we receive net proceeds from the sale of our Common Shares in any periodic public or private offering and the time we invest the net proceeds. Our proportion of privately-negotiated investments may be lower than expected. We may also from time to time hold cash pending deployment into investments or have less than our targeted leverage, which cash or shortfall in target leverage may at times be significant, particularly at times when we are receiving high amounts of offering proceeds and/or times when there are few attractive investment opportunities. Such cash may be held in an account for the benefit of our shareholders that may be invested in money market accounts or other similar temporary investments, each of which is subject to management fees.
In the event we are unable to find suitable investments such cash may be maintained for longer periods which would be dilutive to overall investment returns. This could cause a substantial delay in the time it takes for your investment to realize its full potential return and could adversely affect our ability to pay regular distributions of cash flow from operations to you. It is not anticipated that the temporary investment of such cash into money market accounts or other similar temporary investments pending deployment into investments will generate significant interest, and investors should understand that such low interest payments on the temporarily invested cash may adversely affect overall returns. In the event we fail to timely invest the net proceeds of sales of our Common Shares or do not deploy sufficient capital to meet our targeted leverage, our results of operations and financial condition may be adversely affected.
As required by the 1940 Act, a significant portion of our investment portfolio is and will be recorded at fair value as determined in good faith and, as a result, there is and will be uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined pursuant to policies adopted by, and subject to the oversight of, our Board of Trustees. There is not a public market for the securities of the privately-held companies in which we invest. Many of our investments are not publicly-traded or actively traded on a secondary market. As a result, we value these securities quarterly at fair value as determined in good faith as required by the 1940 Act. In connection with striking a NAV as of a date other than quarter end for share issuances and repurchases, the Fund will consider whether there has been a material change to such investments as to affect their fair value, but such analysis will be more limited than the quarter end process.
As part of our valuation process, we will take into account relevant factors in determining the fair value of the Fund’s investments, without market quotations, many of which are loans, including and in combination, as relevant: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these non-traded
securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially differ from the value that we may ultimately realize upon the sale of one or more of our investments.
Although we have implemented a share repurchase program, we have discretion to not repurchase Common Shares, and our Board of Trustees has the ability to amend or suspend the program.
Our Board of Trustees may amend or suspend the share repurchase program at any time in its discretion (including to offer to purchase fewer shares). Shareholders may not be able to sell their Common Shares on a timely basis in the event our Board of Trustees amends or suspends the share repurchase program, absent a liquidity event, and we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time. We will notify shareholders of such developments in our quarterly reports or other filings. If less than the full amount of Common Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Common Shares being repurchased without regard to class. The share repurchase program has many limitations and should not be considered a guaranteed method to sell Common Shares promptly or at a desired price.
The timing of our repurchase offers pursuant to our share repurchase program may be at a time that is disadvantageous to our shareholders.
In the event a shareholder chooses to participate in our share repurchase program, the shareholder will be required to provide us with notice of intent to participate prior to knowing what the NAV per share of the class of Common Shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell shares to us as part of our periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of our Common Shares will be on the repurchase date.
There is a risk that investors in our Common Shares may not receive distributions or that our distributions may decrease over time.
We may not achieve investment results that will allow us to make a specified or stable level of cash distributions and our distributions may decrease over time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions.
The amount of any distributions we may make is uncertain. Our distributions may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from any securities offering. Therefore, portions of the distributions that we make may represent a return of capital to a shareholder that will lower such shareholder’s tax basis in its shares and reduce the amount of funds we have for investment in targeted assets.
We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital
gains proceeds from the sale of assets, dividends or other distributions paid to us on account of preferred and common equity investments in portfolio companies and fee and expense reimbursement waivers from the Adviser or the Administrator, if any. Our ability to pay distributions, if any, might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC may limit our ability to pay distributions. All distributions are and will be paid at the discretion of our Board of Trustees and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our Board of Trustees may deem relevant from time to time. We cannot assure shareholders that we will continue to pay distributions to our shareholders in the future. In the event that we encounter delays in locating suitable investment opportunities, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which may constitute a return of shareholders’ capital. A return of capital is a return of a shareholder’s investment, rather than a return of earnings or gains derived from our investment activities. A shareholder will not be subject to immediate taxation on the amount of any distribution treated as a return of capital to the extent of the shareholder’s basis in its shares; however, the shareholder’s basis in its shares will be reduced (but not below zero) by the amount of the return of capital, which will result in the shareholder recognizing additional gain (or a lower loss) when the shares are sold. To the extent that the amount of the return of capital exceeds the shareholder’s basis in its shares, such excess amount will be treated as gain from the sale of the shareholder’s shares.

We have not established any limit on the amount of funds we may use from available sources, such as borrowings, if any, or proceeds from securities offerings, to fund distributions (which may reduce the amount of capital we ultimately invest in assets).
Any distributions made from sources other than cash flow from operations or relying on fee or expense reimbursement waivers, if any, from the Adviser or the Administrator are not based on our investment performance, and can only be sustained if we achieve positive investment performance in future periods and/or the Adviser or the Administrator continues to make such expense reimbursements, if any. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Shareholders should also understand that our future repayments to the Adviser will reduce the distributions that they would otherwise receive. There can be no assurance that we will achieve such performance in order to sustain these distributions, or be able to pay distributions at all. The Adviser and the Administrator have no obligation to waive fees or receipt of expense reimbursements, if any.
As a public reporting company, we are subject to regulations not applicable to private companies, such as provisions of the Sarbanes-Oxley Act. Efforts to comply with such regulations will involve significant expenditures, and non-compliance
with such regulations may adversely affect us.
As a public reporting company, we are subject to the Sarbanes-Oxley Act, and the related rules and regulations promulgated by the SEC. Our management is required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act. We are required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. Developing and maintaining an effective system of internal controls may require significant expenditures, which may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of our management’s time and attention. We cannot be certain of when our evaluation, testing and remediation actions will be completed or the impact of the same on our operations. In addition, we may be unable to ensure that the process is effective or that our internal controls over financial reporting are or will be effective in a timely manner. In the event that we are unable to develop or maintain an effective system of internal controls and maintain or achieve compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.
Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until
there is a public market for our Common Shares, which is not expected to occur.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We, our portfolio companies and other counterparties are subject to regulation at the local, state and federal level. New legislation may be enacted, or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect.
The current presidential administration may support an enhanced regulatory agenda that imposes greater costs on all sectors and on financial services companies in particular. In addition, uncertainty regarding legislation and regulations affecting the financial services industry or taxation could also adversely impact our business or the business of our portfolio companies.
Additionally, any changes to or repeal of the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy to avail ourselves of new or different opportunities. Such changes could result in material differences to our strategies and plans as set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of the Adviser to other types of investments in which the Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our financial condition and results of operations and the value of a shareholder’s investment.
Financial regulatory changes in the United States could adversely affect our business.
The financial services industry continues to be the subject of heightened regulatory scrutiny in the United States. There has been active debate over the appropriate extent of regulation and oversight of investment funds and their managers. We may be adversely affected as a result of new or revised regulations imposed by the SEC or other U.S. governmental regulatory authorities or self-regulatory organizations that supervise the financial markets. We also may be adversely affected by changes in the interpretation or enforcement of existing laws and regulations by these governmental authorities and self-regulatory organizations. Further, new regulations or interpretations of existing laws may result in enhanced disclosure obligations, including with respect to climate change or environmental, social and governance factors, which could negatively affect us and materially increase our regulatory burden. Increased regulations generally increase our costs, and we could continue to experience higher costs if new laws require us to spend more time or buy new technology to comply effectively.
Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.
We, the Adviser, the Intermediary Manager and respective affiliates are subject to regulatory oversight, which could negatively impact our operations, cash flow or financial condition, impose additional costs on us or otherwise adversely affect our business.
Our business and the businesses of the Adviser, the Intermediary Manager and their affiliates are subject to extensive regulation, including periodic examinations, inquiries and investigations, which may result in enforcement and other proceedings, by governmental agencies and self-regulatory organizations in the jurisdictions in which we and they operate around the world, including the SEC and various other U.S. federal, state and local agencies. These authorities have regulatory powers dealing with many aspects of financial services, including the authority to grant, and in specific circumstances to cancel, permissions to carry on particular activities.
We, the Adviser, the Intermediary Manager and their respective affiliates have received, and may in the future receive, requests for information, inquiries and informal or formal investigations or subpoenas from such regulators from time to time in connection with such inquiries and proceedings and otherwise in the ordinary course of business. These requests could relate to a broad range of matters, including specific practices of our business, the Adviser, the Intermediary Manager, our investments or other investments the Adviser or its affiliates make on behalf of their clients, potential conflicts of interest between us and the Adviser, Intermediary Manager or their affiliates, or industry wide practices. Actions by and/or initiatives of the SEC and/or other regulators can have an adverse effect on our financial results, including as a result of the imposition of a sanction, a limitation on our, Blackstone’s or our personnel’s activities, or changing our historic practices. Any adverse publicity relating to an investigation, proceeding or imposition of these sanctions could harm our or Blackstone’s reputation and have an adverse effect on our future fundraising or operations. The costs of responding to legal or regulatory information requests, any increased reporting, registration and compliance requirements will be borne by us in the form of legal or other expenses, litigation, regulatory proceedings or penalties, may divert the attention of our management, may cause negative publicity that adversely affects investor sentiment, and may place us at a competitive disadvantage, including to the extent that we, the Adviser, the Intermediary Manager or any of their respective affiliates are required to disclose sensitive business information or alter business practices.

In addition, efforts by the current administration or future administrations could have further impacts on our industry if previously enacted laws are amended or if new legislative or regulatory reforms are adopted. In addition, a future change in administration may lead to leadership changes at a number of U.S. federal regulatory agencies with oversight over the U.S. financial services industry. Such changes would pose uncertainty with respect to such agencies’ ongoing policy priorities and could lead to increased regulatory enforcement activity in the financial services industry. Any changes or reforms may impose additional costs on our current or future investments, require the attention of senior management or result in other limitations on our business or investments. We are unable to predict at this time the likelihood or effect of any such changes or reforms.
The impact of financial reform legislation on us is uncertain.
In light of past market conditions in the U.S. and global financial markets, the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry, including the Dodd-Frank Wall Street Reform and Consumer Protection Act which instituted a wide range of reforms that have impacted all financial institutions to varying degrees. Because these requirements are relatively new and evolving, the full impact such requirements will have on our business, results of operations or financial condition is unclear. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us, these changes could be materially adverse to us and our shareholders.
Any changes in the regulatory framework applicable to our business, including the changes described above, may impose additional compliance and other costs, increase regulatory investigations of the investment activities of our funds, require the attention of our senior management, affect the manner in which we conduct our business and adversely affect our profitability. The full extent of the impact on us of any new laws, regulations or initiatives that may be proposed is impossible to determine.
We may experience fluctuations in our quarterly results.
We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the loans or other debt securities we originate or acquire, the level of our expenses (including our borrowing costs), variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any previous period should not be relied upon as being indicative of performance in future periods.
Transactions denominated in foreign currencies subject us to foreign currency risks.
We hold assets and have made borrowings denominated in foreign currencies, and may acquire assets or make borrowings denominated in other foreign currencies, which exposes us to foreign currency risk. As a result, a change in foreign currency exchange rates may have an adverse impact on the valuation of our assets or liabilities, as well as our income and cash flows. As a result of foreign currency fluctuations, the value of our liabilities and expenses may increase or the value of our assets and income may decrease due to factors outside of our control, which can have a negative effect on our NAV and cash available for distribution. Any such changes in foreign currency exchange rates may impact the measurement of such assets or liabilities for purposes of maintaining RIC tax treatment or the requirements under the 1940 Act. We may seek to hedge against currency exchange rate fluctuations by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act, but there is no guarantee such efforts will be successful and such hedging strategies create additional costs. See

“—We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.”

General economic conditions could adversely affect the performance of our investments and operations.
We and our portfolio companies are susceptible to the effects of economic slowdowns or recessions. The global growth cycle is in a mature phase and signs of slowdown are evident in certain regions around the world, although most economists continue to expect moderate economic growth in the near term, with limited signals of an imminent recession in the U.S. as consumer and government spending remain healthy. Financial markets have been affected at times by a number of global macroeconomic events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the effect of the United Kingdom (the “U.K.”) leaving the European Union (the “E.U.”), instability in the Chinese capital markets and the
COVID-19
pandemic. Although the broader outlook remains constructive, geopolitical instability continues to pose risk. In particular, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East, and the rapidly evolving measures in response, could lead to disruption, instability and volatility in the global markets. Certain of our portfolio companies may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. U.S. debt ceiling and budget deficit concerns have increased the possibility of additional credit-rating downgrades and economic slowdowns or a recession in the United States. A decreased U.S. government credit rating, any default by the U.S. government on its obligations, or any prolonged U.S. government shutdown, could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our Common Shares. Unfavorable economic conditions would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events may limit our investment originations, and limit our ability to grow and could have a material negative impact on our operating results, financial condition, results of operations and cash flows and the fair values of our debt and equity investments.
Any deterioration of general economic conditions may lead to significant declines in corporate earnings or loan performance, and the ability of corporate borrowers to service their debt, any of which could trigger a period of global economic slowdown, and have an adverse impact on the performance and financial results of the Fund, and the value and the liquidity of the Common Shares. In an economic downturn, we may have non-performing
assets or
non-performing
assets may increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions impacted the value of any collateral securing our senior secured debt in 2023 and may continue to impact such collateral in 2024. A severe recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income, assets and net worth. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on favorable terms or at all. These events could prevent us from increasing investments and harm our operating results.
In addition, the failure of certain financial institutions, namely banks, may increase the possibility of a sustained deterioration of financial market liquidity, or illiquidity at clearing, cash management and/or custodial financial institutions. The failure of a bank (or banks) with which we and/or our portfolio companies have a commercial relationship could adversely affect, among other things, our and/or our portfolio companies’ ability to pursue key strategic initiatives, including by affecting our or our portfolio company’s ability to access deposits or borrow from financial institutions on favorable terms. Additionally, if a portfolio company or its sponsor has a commercial relationship with a bank that has failed or is otherwise distressed, the portfolio company may experience issues receiving financial support from a sponsor to support its operations or consummate transactions, to the detriment of their business, financial condition and/or results of operations. In addition, such bank failure(s) could affect, in certain circumstances, the ability of both affiliated and unaffiliated co-lenders,
including syndicate banks or other fund vehicles, to undertake and/or execute co-investment
transactions with the Fund, which in turn may result in fewer co-investment
opportunities being made available to the Fund or impact

the Fund’s ability to provide additional
follow-on
support to portfolio companies. The ability of the Fund, its subsidiaries and portfolio companies to spread banking relationships among multiple institutions may be limited by certain contractual arrangements, including liens placed on their respective assets as a result of a bank agreeing to provide financing.
Inflation and supply chain risks have had and may continue to have an adverse impact on our financial condition and results of operations.
Inflation in the United States remained elevated throughout 2022 and 2023 and may continue to remain high in the future. While inflation has shown signs of moderating, it remains uncertain whether substantial inflation in the United States will be sustained over an extended period of time or have a significant effect on the United States or other economies. Elevated inflation could have an adverse impact on our operating costs, credit facilities, and general and administrative expenses, as these costs could increase at a rate higher than our revenue. Certain of our portfolio companies are in industries that have been impacted by inflation and global supply chain issues. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and our portfolio companies’ operations, and such pressures and related volatility may continue during 2024. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on our loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in our portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.
We may be impacted by general European economic conditions.
The success of our investment activities could be affected by general economic and market conditions in Europe and in the rest of the world, as well as by changes in applicable laws and regulations (including laws relating to taxation of our investments), trade barriers, currency exchange controls, rate of inflation, currency depreciation, asset re-investment,
resource self-sufficiency and national and international political and socioeconomic circumstances in respect of the European and other
non-U.S.
countries in which we may invest. These factors will affect the level and volatility of securities prices and the liquidity of the Fund’s investments, which could impair our profitability or result in losses. General fluctuations in the market prices of securities and interest rates may affect our investment opportunities and the value of our investments. We may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets; the larger the positions, the greater the potential for loss. Declines in the performance of national economies or the credit markets in certain jurisdictions have had a negative impact on general economic and market conditions globally, and as a result, could have a material adverse effect on our business, financial condition and results of operations.
The Adviser’s financial condition may be adversely affected by a significant general economic downturn and it may be subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the Adviser’s businesses and operations (including those of the Fund). A recession, slowdown and/or sustained downturn in the global economy (or any particular segment thereof) could have a pronounced impact on the Fund and could adversely affect the Fund’s profitability, impede the ability of the Fund’s portfolio companies to perform under or refinance their existing obligations and impair the Fund’s ability to effectively deploy its capital or realize its investments on favorable terms.
In addition, economic problems in a single country are increasingly affecting other markets and economies. A continuation of this trend could result in problems in one country adversely affecting regional and even global economic conditions and markets. For example, concerns about the fiscal stability and growth prospects of certain European countries in the last economic downturn had a negative impact on most economies of the Eurozone and global markets and the current ongoing conflict between Russia and Ukraine could have a negative impact on those countries and others in the region. The occurrence of similar crises in the future could cause increased volatility in the economies and financial markets of countries throughout a region, or even globally.
Any of the foregoing events could result in substantial or total losses to the Fund in respect of certain investments, which losses will likely be exacerbated by the presence of leverage in a portfolio company’s capital structure.
It may be difficult to bring suit or foreclosure in
non-U.S.
countries.
Because the effectiveness of the judicial systems in the countries in which the Fund may invest varies, the Fund (or any portfolio company) may have difficulty in foreclosing or successfully pursuing claims in the courts of such countries, as compared to the United States or other countries. Further, to the extent the Fund or a portfolio company may obtain a judgment but is required to seek its enforcement in the courts of one of these countries in which the Fund invests, there can be no assurance that such courts will enforce such judgment. The laws of other countries often lack the sophistication and consistency found in the United States with respect to foreclosure, bankruptcy, corporate reorganization or creditors’ rights.
MiFID II obligations could have an adverse effect on the ability of Blackstone Credit & Insurance and its MiFID-authorized EEA affiliates to obtain and research in connection with the provision of an investment service.
The Recast European Union Directive on Markets in Financial Instruments (“MiFID II”) came into effect on January 3, 2018, and imposes regulatory obligations in respect of providing financial services in the European Economic Area (“EEA”) by EEA banks and EEA investment firms providing regulated services (each an “Investment Firm”). The Adviser is a non-EEA
investment company and is, therefore, not subject to MiFID II but can be indirectly affected. The regulatory obligations imposed by MiFID II may impact, and constrain the implementation of, the investment strategy of the Fund. MiFID II restricts Investment Firms’ ability to obtain research in connection with the provision of an investment service. For example, Investment Firms providing portfolio management or independent investment advice may purchase investment research only at their own expense or out of specifically dedicated research payment accounts agreed upon with their clients. Research will also have to be unbundled and paid separately from the trading commission. EEA broker-dealers will unbundle research costs and invoice them to Investment Firms separated from dealing commissions.
Therefore, in light of the above, MiFID II could have an adverse effect on the ability of Blackstone Credit & Insurance and its MiFID-authorized EEA affiliates to obtain and to provide research. The new requirements regarding the unbundling of research costs under MiFID II are not consistent with market practice in the United States and the regulatory framework concerning the use of commissions to acquire research developed by the SEC, although the SEC has issued temporary no-action
letters to facilitate compliance by firms with the research requirements under MiFID II in a manner that is consistent with the U.S. federal securities laws. Blackstone Credit & Insurance’s access to third-party research may nonetheless be significantly limited. Some EEA jurisdictions extend certain MiFID II obligations also to other market participants (e.g., Alternative Investment Fund Managers) under national law. There is very little guidance, and limited market practice, that has developed in preparation for MiFID II. As such, the precise impact of MiFID II on Blackstone Credit & Insurance and the Fund cannot be fully predicted at this stage.
Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith pursuant to procedures adopted by, and under oversight of our Board of Trustees. Decreases in the market value or fair value of our investments relative to amortized cost will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods. In addition, decreases in the market value or fair value of our investments will reduce our NAV.
Terrorist attacks, acts of war or natural disasters may adversely affect our operations.
Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts, including the current ongoing conflict between Russia and Ukraine and the escalating conflict in the Middle East, have created, and continue to create, economic and political uncertainties and have contributed to recent global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
Force Majeure events may adversely affect our operations.
We may be affected by force majeure events (e.g., acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, nationalization of industry and labor strikes). Force Majeure events could adversely affect the ability of the Fund or a counterparty to perform its obligations. The liability and cost arising out of a failure to perform obligations as a result of a force majeure event could be considerable and could be borne by the Fund. Certain Force Majeure events, such as war or an outbreak of an infectious disease, could have a broader negative impact on the global or local economy, thereby affecting us. Additionally, a major governmental intervention into industry, including the nationalization of an industry or the assertion of control, could result in a loss to the Fund if an investment is affected, and any compensation provided by the relevant government may not be adequate.
Another pandemic or global health crisis like the
COVID-19
pandemic may adversely impact our performance and results of operations.
From 2020 to 2022, in response to the
COVID-19
pandemic, many countries instituted quarantine restrictions and took other measures to limit the spread of the virus. This resulted in labor shortages and disruption of supply chains and contributed to prolonged disruption of the global economy. A widespread reoccurrence of another pandemic or global health crisis could increase the possibility of periods of increased restrictions on business operations, which may adversely impact our business, financial condition, results of operations, liquidity and prospects materially and exacerbate many of the other risks discussed in this
“Risk Factors”
section.
In the event of another pandemic or global health crisis like the
COVID-19
pandemic, our portfolio companies may experience decreased revenues and earnings, which may adversely impact our ability to realize value from such investments and in turn reduce our performance revenues. Investments in certain sectors, including hospitality, location-based entertainment, retail, travel, leisure and events, and in certain geographies, office and residential, could be particularly negatively impacted, as was the case during the
COVID-19
pandemic. Our portfolio companies may also face increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams and limited access or higher cost of financing, which may result in potential impairment of our investments. In addition, borrowers of loans, notes and other credit instruments may be unable to meet their principal or interest payment obligations or satisfy financial covenants, resulting in a decrease in value of our investments. In the event of significant credit market contraction as a result of a pandemic or similar global health crisis, we may be limited in our ability to sell assets at attractive prices or in a timely manner in order to avoid losses and margin calls from credit providers. Shareholders may also be negatively impacted if we experience a decline in the pace of capital deployment or fundraising.

In addition, a pandemic or global health crisis may pose enhanced operational risks. For example, the employees of our Adviser and/or its affiliates may become sick or otherwise unable to perform their duties for an extended period, and extended public health restrictions and remote working arrangements may affect our Adviser and/or its affiliates by impacting employee morale, integration of new employees and preservation of their culture. Remote working environments may also be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts. Moreover, our third-party service providers could be impacted by an inability to perform due to pandemic-related restrictions or by failures of, or attacks on, their technology platforms.
Cybersecurity and data protection risks could result in the loss of data, interruptions in our business, and damage to our reputation, and subject us to regulatory actions, increased costs and financial losses, each of which could have a material adverse effect on our business and results of operations.
Our operations are highly dependent on technology platforms, and we rely heavily on Blackstone’s and its affiliates’ analytical, financial, accounting, communications and other data processing systems. Blackstone’s and its affiliates’ systems face ongoing cybersecurity threats and attacks, which could result in the loss of confidentiality, integrity or availability of such systems and the data held by such systems. Attacks on Blackstone’s and/or its affiliates’ systems could involve, and in some instances have in the past involved, attempts intended to obtain unauthorized access to our proprietary information, destroy data or disable, degrade or sabotage our systems, or divert or otherwise steal funds, including through the introduction of computer viruses, “phishing” attempts and other forms of social engineering. Attacks on Blackstone’s and/or its affiliates’ systems could also involve ransomware or other forms of cyber extortion. Cyberattacks and other data security threats could originate from a wide variety of external sources, including cyber criminals, nation state hackers, hacktivists and other outside parties. Cyberattacks and other security threats could also originate from the malicious or accidental acts of insiders, such as employees, consultants, independent contractors or other service providers.
There has been an increase in the frequency and sophistication of the cyber and data security threats, with attacks ranging from those common to businesses generally to those that are more advanced and persistent, which may target Blackstone and/or its affiliates because they hold a significant amount of confidential and sensitive information about investors, portfolio companies and potential investments. As a result, Blackstone’s and its affiliates’ may face a heightened risk of a security breach or disruption with respect to this information. Measures taken by Blackstone’s and/or its affiliates’ to ensure the integrity of their systems may not provide adequate protection, especially because cyberattack techniques are continually evolving, may persist undetected over extended periods of time, and may not be mitigated in a timely manner to prevent or minimize the impact of an attack on Blackstone and/or its affiliates’, our investors, our portfolio companies or potential investments. If Blackstone’s and/or its affiliates’ systems or those of third party service providers are compromised either as a result of malicious activity or through inadvertent transmittal or other loss of data, do not operate properly or are disabled, or we fail to provide the appropriate regulatory or other notifications in a timely manner, we could suffer financial loss, increased costs, a disruption of our businesses, liability to our counterparties, portfolio companies or fund investors, regulatory intervention or reputational damage. The costs related to cyber or other data security threats or disruptions may not be fully insured or indemnified by other means.
In addition, we could also suffer losses in connection with updates to, or the failure to timely update, the technology platforms on which we rely. We are reliant on third party service providers for certain aspects of our business, including for our administration, as well as for certain technology platforms, including cloud-based services. These third-party service providers could also face ongoing cybersecurity threats and compromises of their systems and as a result, unauthorized individuals could gain, and in some past instances have gained, access to certain confidential data.
Cybersecurity and data protection have become top priorities for regulators around the world. Many jurisdictions in which we, Blackstone and/or its affiliates operate have laws and regulations relating to privacy, data protection and cybersecurity, including, as examples, the General Data Protection Regulation in the European Union, the U.K. Data Protection Act, and the California Privacy Rights Act. For example, in February 2022, the SEC proposed rules regarding registered investment advisers’ and funds’ cybersecurity risk management requiring the adoption and implementation of cybersecurity policies and procedures, enhanced disclosure in regulatory filings and prompt reporting of incidents to the SEC, which, if adopted, could increase our compliance costs and potential regulatory liability related to cybersecurity. Some jurisdictions have also enacted or proposed laws requiring companies to notify individuals and government agencies of data security breaches involving certain types of personal data.
Breaches in our, Blackstone’s and/or its affiliates’ security or in the security of third party service providers, whether malicious in nature or through inadvertent transmittal or other loss of data, could potentially jeopardize our, Blackstone’s and/or its affiliates’, including the Adviser’s, employees or our shareholders’ or counterparties’ confidential, proprietary and other information processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in our, Blackstone’s and/or its affiliates’, including the Adviser’s, employees’, our shareholders’, our counterparties’ or third parties’ business and operations, which could result in significant financial losses, increased costs, liability to our shareholders and other counterparties, regulatory intervention and reputational damage. Furthermore, if we, Blackstone and/or its affiliates fail to comply with the relevant laws and regulations or fail to provide the appropriate regulatory or other notifications of breach in a timely matter, it could result in regulatory investigations and penalties, which could lead to negative publicity and reputational harm and may cause our shareholders to lose confidence in the effectiveness of our security measures and Blackstone more generally.
Our portfolio companies also rely on data processing systems and the secure processing, storage and transmission of information, including payment and health information, which in some instances are provided by third parties. A disruption or compromise of these systems could have a material adverse effect on the value of these businesses. We may invest in strategic assets having a national or regional profile or in infrastructure, the nature of which could expose them to a greater risk of being subject to a terrorist attack or a security breach than other assets or businesses. Such an event may have material adverse consequences on our investment or assets of the same type or may require portfolio companies to increase preventative security measures or expand insurance coverage.
Finally, Blackstone’s and/or its affiliates’ and our portfolio companies’ technology platforms, data and intellectual property are also subject to a heightened risk of theft or compromise to the extent they engage in operations outside the United States, in particular in those jurisdictions that do not have comparable levels of protection of proprietary information and assets such as intellectual property, trademarks, trade secrets, know-how
and customer information and records. In addition, they may be required to compromise protections or forego rights to technology, data and intellectual property in order to operate in or access markets in a foreign jurisdiction. Any such direct or indirect compromise of these assets could have a material adverse impact on us and our portfolio companies.
We may not be able to obtain and maintain all required state licenses.
We may be required to obtain various state licenses in order to, among other things, originate commercial loans. Applying for, obtaining and maintaining required licenses can be costly and take several months. There is no assurance that we will obtain, and maintain, all of the licenses that we need on a timely basis. Furthermore, we will be subject to various information and other requirements in order to obtain and maintain these licenses, and there is no assurance that we will satisfy those requirements. Our failure to obtain or maintain licenses might restrict investment options and have other adverse consequences.

Compliance with the SEC’s Regulation Best Interest by participating broker-dealers may negatively impact our ability to raise capital in our offering, which could harm our ability to achieve our investment objectives.
Broker-dealers are required to comply with Regulation Best Interest, which, among other requirements, establishes a new standard of conduct for broker-dealers and their associated persons when making a recommendation of any securities transaction or investment strategy involving securities to a retail customer. The full impact of Regulation Best Interest on participating broker-dealers cannot be determined at this time, and it may negatively impact whether participating broker-dealers and their associated persons recommend the offering to certain retail customers. In particular, under SEC guidance concerning Regulation Best Interest, a broker-dealer recommending an investment in our Common Shares should consider a number of factors, under the care obligation of Regulation Best Interest, including but not limited to cost and complexity of the investment and reasonably available alternatives in determining whether there is a reasonable basis for the recommendation. As a result, high cost, high risk and complex products may be subject to greater scrutiny by broker-dealers. Broker-dealers may recommend a more costly or complex product as long as they have a reasonable basis to believe is in the best interest of a particular retail customer. However, if broker-dealers choose alternatives to our Common Shares, many of which likely exist, such as an investment in listed entities, which may be a reasonable alternative to an investment in us as such investments may feature characteristics like lower cost, nominal commissions at the time of initial purchase, less complexity and lesser or different risks, our ability to raise capital will be adversely affected. If compliance by broker-dealers with Regulation Best Interest negatively impacts our ability to raise capital in the offering, it may harm our ability to create a diversified portfolio of investments, and achieve our investment objectives and would result in our fixed operating costs representing a larger percentage of our gross income.
Our Board of Trustees may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse to our results of operations and financial condition.
Our Board of Trustees has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without shareholder approval, unless required by the 1940 Act or applicable law. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV, operating results and value of our Common Shares. However, the effects might be adverse, which could negatively impact our ability to pay shareholders distributions and cause shareholders to lose all or part of their investment. Moreover, we have significant flexibility in investing the net proceeds from our continuous offering and may use the net proceeds from our continuous offering in ways with which investors may not agree or for purposes other than those contemplated in this prospectus.
Our Board of Trustees may amend our Declaration of Trust without prior shareholder approval.
Our Board of Trustees may, without shareholder vote, subject to certain exceptions, amend or otherwise supplement the Declaration of Trust by making an amendment, a Declaration of Trust supplemental thereto or an amended and restated Declaration of Trust, including without limitation to classify the Board of Trustees, to impose advance notice bylaw provisions for Trustee nominations or for shareholder proposals, to require super-majority approval of transactions with significant shareholders or other provisions that may be characterized as anti-takeover in nature.
Risks Related to Our Investments
Our investments in prospective portfolio companies may be risky, and we could lose all or part of our investment.
Our investments in senior secured loans, senior secured bonds, subordinated debt and equity of private U.S. companies, including middle market companies, may be risky and, subject to compliance with our 80% policy, there is no limit on the amount of any such investments in which we may invest.

Senior Secured Loans and Senior Secured Bonds.
There is a risk that any collateral pledged by portfolio companies in which we have taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Such risks have become more pronounced due to rising interest rates and market volatility. To the extent our debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, our security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should we be forced to enforce our remedies.
Subordinated Debt.
Our subordinated debt investments will generally rank junior in priority of payment to senior debt and will generally be unsecured. This may result in a heightened level of risk and volatility or a loss of principal, which could lead to the loss of the entire investment. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our shareholders to non-cash
income. Because we will not receive any principal repayments prior to the maturity of some of our subordinated debt investments, such investments will be of greater risk than amortizing loans.
Equity Investments.
We may make select equity investments. In addition, in connection with our debt investments, we on occasion may receive equity interests such as warrants or options as additional consideration. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
Preferred Securities.
Investments in preferred securities involve certain risks. Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the Fund owns a preferred security that is deferring its distribution, the Fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. In order to receive the special treatment accorded to RICs and their shareholders under the Code and to avoid U.S. federal income and/or excise taxes at the Fund level, the Fund may be required to distribute this income to shareholders in the tax year in which the income is recognized (without a corresponding receipt of cash). Therefore, the Fund may be required to pay out as an income distribution in any such tax year an amount greater than the total amount of cash income the Fund actually received, and to sell portfolio securities, including at potentially disadvantageous times or prices, to obtain cash needed for these income distributions. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.
Non-U.S
.
Securities
. We may invest in
non-U.S.
securities, which may include securities denominated in U.S. dollars or in
non-U.S.
currencies, to the extent permitted by the 1940 Act. Because evidence of ownership of such securities usually is held outside the United States, we would be subject to additional risks if we invested in
non-U.S.
securities, which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the
non-U.S.
securities to shareholders located outside the country of the issuer, whether from currency blockage or otherwise. Because
non-U.S.
securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected unfavorably by changes in currency rates and exchange control regulations.
Loans Risk
. The loans that the Fund may invest in include loans that are first lien, second lien, third lien or that are unsecured. In addition, the loans the Fund will invest in will usually be rated below investment grade or may also be unrated. Loans are subject to a number of risks described elsewhere in the prospectus, including credit risk, liquidity risk, below investment grade instruments risk and management risk.
Although certain loans in which the Fund may invest will be secured by collateral, there can be no assurance that such collateral could be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment
of scheduled interest or principal. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. In the event of a decline in the value of the already pledged collateral, if the terms of a loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the loans. To the extent that a loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose some or all of its value in the event of the bankruptcy or insolvency of the borrower. Those loans that are under-collateralized involve a greater risk of loss.
Further, there is a risk that any collateral pledged by portfolio companies in which the Fund has taken a security interest may decrease in value over time or lose its entire value, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. To the extent the Fund’s debt investment is collateralized by the securities of a portfolio company’s subsidiaries, such securities may lose some or all of their value in the event of the bankruptcy or insolvency of the portfolio company. Also, in some circumstances, the Fund’s security interest may be contractually or structurally subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the debt. Secured debt that is under-collateralized involves a greater risk of loss. In addition, second lien debt is granted a second priority security interest in collateral, which means that any realization of collateral will generally be applied to pay senior secured debt in full before second lien debt is paid. Consequently, the fact that debt is secured does not guarantee that the Fund will receive principal and interest payments according to the debt’s terms, or at all, or that the Fund will be able to collect on the debt should it be forced to enforce remedies.
Loans are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. There is less readily available or reliable information about most loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act. No active trading market may exist for some loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the Fund’s NAV. In addition, the Fund may not be able to readily dispose of its loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of loans, the Fund’s yield may be lower.

Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of loans.
If legislation of state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain borrowers. This would increase the risk of default.
If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the loan may be adversely affected.
The Fund may acquire loans through assignments or participations. The Fund will typically acquire loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.
A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a loan through a participation.
In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, the Fund will not be able to conduct the due diligence on the borrower or the quality of the loan with respect to which it is buying a participation that the Fund would otherwise conduct if it were investing directly in the loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the borrower or the loan than the Fund expected when initially purchasing the participation.
The Fund also may originate loans or acquire loans by participating in the initial issuance of the loan as part of a syndicate of banks and financial institutions, or receive its interest in a loan directly from the borrower.
The Adviser has established a counterparty and liquidity
sub-committee
that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker counterparties approved by the counterparty and liquidity sub-committee
of the Adviser. The factors considered by the
sub-committee
when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.
Junior, Unsecured Securities.
Our strategy may entail acquiring securities that are junior or unsecured instruments. While this approach can facilitate obtaining control and then adding value through active management, it also means that certain of the Fund’s investments may be unsecured. If a portfolio company becomes financially distressed or insolvent and does not successfully reorganize, we will have no assurance (compared to those distressed securities investors that acquire only fully collateralized positions) that we will recover any of the principal that we have invested. Similarly, investments in “last out” pieces of unitranche loans will be similar to second lien loans in that such investments will be junior in priority to the “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that we will receive principal and interest payments according to the debt’s terms, or at all, or that we will be able to collect on the debt should it be forced to enforce its remedies.
While such junior or unsecured investments may benefit from the same or similar financial and other covenants as those enjoyed by the indebtedness ranking more senior to such investments and may benefit from cross-default provisions and security over the issuer’s assets, some or all of such terms may not be part of particular Investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the junior debt or the exercise by junior debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect investments in a timely manner or at all, and there can be no assurance that our rate of return objectives or any particular investment will be achieved. In addition, the debt securities in which we will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and are not expected to be rated by a credit rating agency.
Early repayments of our investments may have a material adverse effect on our investment objectives. In addition, depending on fluctuations of the equity markets and other factors, warrants and other equity investments may become worthless.
There can be no assurance that attempts to provide downside protection through contractual or structural terms with respect to our investments will achieve their desired effect and potential investors should regard an investment in us as being speculative and having a high degree of risk. Furthermore, we have limited flexibility to negotiate terms when purchasing newly issued investments in connection with a syndication of mezzanine or certain other junior or subordinated investments or in the secondary market.
Below Investment Grade Risk
. In addition, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be difficult to value and illiquid. The major risks of below investment grade securities include:

•
Below investment grade securities may be issued by less creditworthy issuers. Issuers of below investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of below investment grade securities, leaving few or no assets available to repay holders of below investment grade securities.

•
Prices of below investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of below investment grade securities than on other higher-rated fixed-income securities.

•
Issuers of below investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

•
Below investment grade securities frequently have redemption features that permit an issuer to repurchase the security from us before it matures. If the issuer redeems below investment grade securities, we may have to invest the proceeds in securities with lower yields and may lose income.

•
Below investment grade securities may be less liquid than higher-rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the below investment grade securities market, and there may be significant differences in the prices quoted by the dealers. Judgment may play a greater role in valuing these securities and we may be unable to sell these securities at an advantageous time or price.

•	We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.
The credit rating of a high-yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.
Mezzanine Loans
. Our mezzanine loans generally will be subordinated to senior secured loans on a payment basis, are typically unsecured and rank pari passu with other unsecured creditors. As such, other creditors may rank senior to us in the event of insolvency. This may result in an above average amount of risk and loss of principal. Our mezzanine debt securities generally will have ratings or implied or imputed ratings below investment grade. They will be obligations of corporations, partnerships or other entities that are generally unsecured, typically are subordinated to other obligations of the obligor and generally have greater credit and liquidity risk than is typically associated with investment grade corporate obligations. Accordingly, the risks associated with mezzanine debt securities include a greater possibility that adverse changes in the financial condition of the obligor or in general economic conditions (including a sustained period of rising interest rates or an economic downturn) may adversely affect the obligor’s ability to pay principal and interest on its debt. Many obligors on mezzanine debt securities are highly leveraged, and specific developments affecting such obligors, including reduced cash flow from operations or the inability to refinance debt at maturity, may also adversely affect such obligors’ ability to meet debt service obligations. Mezzanine debt securities are often issued in connection with leveraged acquisitions or recapitalizations, in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. Default rates for mezzanine debt securities have historically been higher than has been the case for investment grade securities.
Risk Retention Vehicles
. We may invest in CLO debt and equity tranches and warehouse investments directly or indirectly through an investment in U.S. and/or European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, warehouse investments and/or senior secured obligations. Risk Retention Vehicles will be structured to satisfy the retention requirements by purchasing and retaining the percentage of CLO notes prescribed under the applicable retention requirements (the “Retention Notes”) and will not include Risk Retention Vehicles that are deemed to be controlled by the Adviser or its affiliates (other than Risk Retention Vehicles we control).
Indirect investments in CLO equity securities (and in some instances more senior CLO securities) and warehouse investments through entities that have been established to satisfy the U.S. retention requirements and/or the European retention requirements may allow for better economics for us (including through fee rebate arrangements) by creating stronger negotiating positions with CLO managers and underwriting banks who are incentivized to issue CLOs and who require the participation of a Risk Retention Vehicle to enable the CLO securities to be issued. However, Retention Notes differ from other securities of the same ranking since the retention requirements prescribe that such Retention Notes must be held by the relevant risk retainer for a specified period. In the case of European Risk Retention Vehicles, the prescribed holding period is the lifetime of the CLO, and in the case of U.S. Risk Retention Vehicles it is the longer of (x) the period until the CLO has paid down its securities to 33% of their original principal amount, (y) the period until the CLO has sold down its assets to 33% of their original principal amount and (z) two years after the closing of the CLO. In addition, Retention Notes are subject to other restrictions not imposed on other securities of the same ranking; for example, Retention Notes may not be subject to credit risk mitigation, and breach of the retention requirements may result in the imposition of regulatory sanctions or, in the case of the European retention requirements, in claims being brought against the retaining party.
“Covenant-lite” Obligations
. We may invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower, as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is required under a covenant-heavy loan agreement. Should a loan we hold begin to deteriorate in quality, our ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay our ability to seek to recover its investment.
Consumer Loans.
We may invest in, or obtain exposure to, consumer lending, which involves risk elements in addition to normal credit risk. Consumer loan terms vary according to the type and value of collateral and creditworthiness of the borrower. In underwriting consumer loans, a thorough analysis of the borrower’s financial ability to repay the loan as agreed is typically performed. The ability to repay shall be determined by, among others, the borrower’s employment history, current financial conditions, and credit background. While these loans typically have higher yields than many other loans, such loans involve risk elements in addition to normal credit risk. Consumer loans may entail greater credit risk than other loans particularly in the case of unsecured consumer loans or consumer loans secured by rapidly depreciable assets, such as automobiles. In such cases, any repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance as a result of the greater likelihood of damage, loss or depreciation. In addition, consumer loan collections are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to consumer loans. Furthermore, the application of various federal and state laws, including bankruptcy and insolvency laws, and/or state consumer protection laws may limit the amount which can be recovered on such loans.
Bridge Financings.
From time to time, we may lend to portfolio companies on a short-term, unsecured basis or otherwise invest on an interim basis in portfolio companies in anticipation of a future issuance of equity or long-term debt securities or other refinancing or syndication. Such bridge loans would typically be convertible into a more permanent, long-term security; however, for reasons not always in the Fund’s control, such long-term securities issuance or other refinancing or syndication may not occur and such bridge loans and interim investments may remain outstanding. In such event, the interest rate on such loans or the terms of such interim investments may not adequately reflect the risk associated with the position taken by the Fund.
Restructurings
.
Investments in companies operating in workout or bankruptcy modes present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that we will correctly evaluate the value of the assets collateralizing our loans or the prospects for a successful reorganization or similar action.
We are exposed to risks associated with changes in interest rates.
We are subject to financial market risks, including changes in interest rates. General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, have a material adverse effect on our investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for our financing needs.

During periods of falling interest rates, payments under the floating rate debt instruments that we hold would generally decrease, resulting in less revenue to us. In the event of a sharply rising interest rate environment, such as during 2022 and 2023, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.
A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to the Adviser with respect to pre-incentive
fee net investment income.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any proceeds. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
If one of our portfolio companies were to file for bankruptcy, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize
our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower.
We generally do not control our portfolio companies.
We do not expect to control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements with such portfolio companies may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of the company’s common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded
companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
We are subject to risks related to ESG matters.
Although the Adviser’s consideration of ESG factors is intended to aid the Adviser in evaluating the return and risk profile of a given investment and is not expected to by itself determine an investment decision for us, the

Adviser’s consideration of ESG factors could, to the extent material economic risks associated with an investment are identified, cause the Adviser to consider taking action with respect to a company differently than may have been taken in the absence of such consideration, which could cause us to perform differently compared to funds that do not have such considerations. Further, although the Adviser views application of its ESG framework to be an opportunity to potentially enhance or protect the performance of investments over the long-term, the Adviser cannot guarantee that any consideration of ESG factors or engagement with portfolio companies on ESG, which depends in part on skill and qualitative judgments, will positively impact the performance of any individual portfolio company or us.
Investors and other stakeholders have become more focused on understanding how companies address a variety of ESG factors. As they evaluate investment decisions, many investors look not only at company disclosures but also to ESG rating systems that have been developed by third parties to allow ESG comparisons among companies. The criteria used in these ratings systems may conflict and change frequently, and we cannot predict how these third parties will score us, nor can we have any assurance that they score us accurately or other companies accurately or that other companies have provided them with accurate data. If our ESG ratings, disclosures or practices do not meet the standards set by such investors or our shareholders, they may choose not to invest in our Common Shares. Relatedly, we risk damage to our reputation, if we do not, or are perceived to not, act responsibly in a number of areas, such as greenhouse gas emissions, energy management, human rights, community relations, workforce health and safety, and business ethics and transparency. Adverse incidents with respect to ESG matters or negative ESG ratings or assessments by third-party ESG raters could impact the value of our brand, or the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations.
There is a growing regulatory interest across jurisdictions in improving transparency regarding the definition, measurement and disclosure of ESG factors in order to allow investors to validate and better understand sustainability claims. New regulatory initiatives related to ESG that are applicable to us could adversely affect our business. For example, the SEC has proposed rules that would require additional disclosures about ESG investment practices by investment advisers and certain funds, including BDCs. These changing rules, regulations and stakeholder expectations have resulted in, and are likely to continue to result in, increased general and administrative expenses and increased management time and attention spent complying with or meeting such regulations and expectations. If we fail or are perceived to fail to comply with applicable rules, regulations and stakeholder expectations, it could negatively impact our reputation and our business results.
We and our investment adviser could be the target of litigation or regulatory investigations.
We as well as our investment adviser and its affiliates participate in a highly regulated industry and are each subject to regulatory examinations in the ordinary course of business. There can be no assurance that we and our investment adviser and/or any of its affiliates will avoid regulatory investigation and possible enforcement actions stemming therefrom. Our investment adviser is a registered investment adviser and, as such, is subject to the provisions of the Advisers Act. We and our investment adviser are each, from time to time, subject to formal and informal examinations, investigations, inquiries, audits and reviews from numerous regulatory authorities both in response to issues and questions raised in such examinations or investigations and in connection with the changing priorities of the applicable regulatory authorities across the market in general.
Our investment adviser, its affiliates and/or any of their respective principals and employees could also be named as defendants in, or otherwise become involved in, litigation. Litigation and regulatory actions can be time-consuming and expensive and can lead to unexpected losses, which expenses and losses are often subject to indemnification by us. Legal proceedings could continue without resolution for long periods of time and their outcomes, which could materially and adversely affect the value of us or the ability of our investment adviser to manage us, are often impossible to anticipate. Our investment adviser would likely be required to expend significant resources responding to any litigation or regulatory action related to it, and these actions could be a distraction to the activities of our investment adviser.

Our investment activities are subject to the normal risks of becoming involved in litigation by third parties. This risk would be somewhat greater if we were to exercise control or significant influence over a portfolio company’s direction. The expense of defending against claims by third parties and paying any amounts pursuant to settlements or judgments would, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved by our investment adviser, our administrator, or any of our officers, be borne by us and would reduce our net assets. Our investment adviser and others are indemnified by us in connection with such litigation, subject to certain conditions.
Second priority liens on collateral securing debt investments that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain debt investments that we make to portfolio companies may be secured on a second priority basis by the same collateral securing first priority debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the debt obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
We may also make unsecured debt investments in portfolio companies, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on such portfolio companies’ collateral, if any, will secure the portfolio company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the portfolio company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before we are so entitled. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy its unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then its unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the portfolio company’s remaining assets, if any.
The rights we may have with respect to the collateral securing the debt investments we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Economic recessions or downturns or restrictions on trade could impair our portfolio companies and adversely affect our operating results.
The risks associated with our and our portfolio companies’ businesses are more severe during periods of economic slowdown or recession. In recent years, we have experienced periods of economic slowdown and in some instances, contraction, as countries and industries around the globe grappled with the short- and long-term economic impacts of the
COVID-19
pandemic, elevated inflation, supply chain challenges, labor shortages, high interest rates, foreign currency exchange volatility and volatility in global capital markets.
Many of our portfolio companies may be susceptible to economic recessions or downturns and may be unable to repay our debt investments during these periods. Therefore, our non-performing
assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of any collateral securing our senior secured debt. A prolonged recession may further decrease the value of such collateral and result in losses of value in our portfolio and a decrease in our revenues, net income and NAV. Certain of our portfolio companies may also be impacted by tariffs or other matters affecting international trade. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us on terms we deem acceptable. These events could prevent us from increasing investments and adversely affect our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt investments that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Our investments in CLOs may be riskier than a direct investment in the debt or other securities of the underlying companies.
When investing in CLOs, we may invest in any level of a CLO’s subordination chain, including subordinated (lower-rated) tranches and residual interests (the lowest tranche). CLOs are typically highly levered and therefore, the junior debt and equity tranches that we may invest in are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. In addition, we will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs. Furthermore, the investments we make in CLOs are at times thinly traded or have only a limited trading market. As a result, investments in such CLOs may be characterized as illiquid securities.
A covenant breach or other default by our portfolio companies may adversely affect our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render significant managerial assistance to the borrower. Furthermore, if one of our portfolio companies were to file for bankruptcy protection, a bankruptcy court might re-characterize
our debt holding and subordinate all or a portion of our claim to claims of other creditors, even though we may have structured our investment as senior secured debt. The likelihood of such a
re-characterization
would depend on the facts and circumstances, including the extent to which we provided managerial assistance to that portfolio company.
Our portfolio companies may be highly leveraged.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.
Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
Our portfolio may be concentrated in a limited number of industries. Our portfolio will be considered to be concentrated in a particular industry when 25% or greater of its total assets are invested in issuers that are a part of that industry. A downturn in any industry in which we are invested could significantly impact the aggregate returns we realize. We may concentrate our investments in issuers that are part of the software industry, which currently represent more than 25% of our total investments at fair value. Such concentration may change as a result of additional investments in, or divestments of investments in, the software industry and/or fluctuations in the fair value of our investments in the software industry and other industries.
If an industry in which we have significant investments suffers from adverse business or economic conditions, as individual industries have historically experienced to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
We may be subject to risks associated with our investments in the software industry.
The revenue, income (or losses) and valuations of software and other technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of software products have historically decreased over their productive lives. As a result, the average selling prices of software offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. Additionally, companies operating in the software industry are subject to vigorous competition, changing technology, changing client and end-consumer
needs, evolving industry standards and frequent introductions of new products and services. Our portfolio companies in the software industry could compete with companies that are larger and could be engaged in a greater range of businesses or have greater financial, technical, sales or other resources than our portfolio companies do. Our portfolio companies could lose market share if their competitors introduce or acquire new products that compete with their software and related services or add new features to existing products. Any deterioration in the results of our portfolio companies due to competition or otherwise could, in turn, materially adversely affect our business, financial condition and results of operations.
We may be subject to risks associated with our investments in the professional services industry.
Portfolio companies in the professional services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing. Portfolio companies in the professional services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the professional services sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.

Our investments in the healthcare providers and services industry face considerable uncertainties.
The laws and rules governing the business of healthcare companies and interpretations of those laws and rules are subject to frequent change. Broad latitude is given to the agencies administering those regulations. Existing or future laws and rules could force our portfolio companies engaged in healthcare to change how they do business, restrict revenue, increase costs, change reserve levels and change business practices.
Healthcare companies often must obtain and maintain regulatory approvals to market many of their products, change prices for certain regulated products and consummate some of their acquisitions and divestitures. Delays in obtaining or failing to obtain or maintain these approvals could reduce revenue or increase costs. Policy changes on the local, state and federal level, such as the expansion of the government’s role in the healthcare arena and alternative assessments and tax increases specific to the healthcare industry or healthcare products as part of federal health care reform initiatives, could fundamentally change the dynamics of the healthcare industry.
Investing in large private U.S. borrowers may limit the Fund’s ability to achieve high growth rates during times of economic expansion.
Investing in originated assets made to large private U.S. borrowers may result in us underperforming in other segments of the market, particularly during times of economic expansion, because large private U.S. borrowers may be less responsive to competitive challenges and opportunities in the financial markets. As a result, our value may not rise at the same rate, if at all, as other funds that invest in smaller market capitalization companies that are more capable of responding to economic and industrial changes.
Investing in private companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.
These risks include that:

•
these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

•
these companies frequently have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tends to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•
these companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•
these companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, Trustees and members of the Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	these companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
We may not realize gains from our equity investments.
Certain investments that we may make could include warrants or other equity securities. In addition, we may make direct equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We intend to seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
An investment strategy focused primarily on privately-held companies presents certain challenges, including, but not limited to, the lack of available information about these companies.
We invest primarily in privately-held companies. Investments in private companies pose significantly greater risks than investments in public companies. First, private companies have reduced access to the capital markets, resulting in diminished capital resources and the ability to withstand financial distress. Second, the depth and breadth of experience of management in private companies tends to be less than that at public companies, which makes such companies more likely to depend on the management talents and efforts of a smaller group of persons and/or persons. Therefore, the decisions made by such management teams and/or the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our investments and, in turn, on us. Third, the investments themselves tend to be less liquid. As such, we may have difficulty exiting an investment promptly or at a desired price prior to maturity or outside of a normal amortization schedule. As a result, the relative lack of liquidity and the potential diminished capital resources of our target portfolio companies may affect our investment returns. Fourth, limited public information generally exists about private companies. Fifth, these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of the Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. The Adviser typically assesses an investment in a portfolio company based on the Adviser’s estimate of the portfolio company’s earnings and enterprise value, among other things, and these estimates may be based on limited information and may otherwise be inaccurate, causing the Adviser to make different investment decisions than it may have made with more complete information. These private companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
Our investments in securities or assets of publicly-traded companies are subject to the risks inherent in investing in public securities.
We may invest a portion of our portfolio in publicly-traded assets. For example, it is not expected that we will be able to negotiate additional financial covenants or other contractual rights, which we might otherwise be able to obtain in making privately negotiated investments. In addition, by investing in publicly-traded securities or assets, we will be subject to U.S. federal and state securities laws, as well as
non-U.S.
securities laws, that may, among other things, restrict or prohibit our ability to make or sell an investment. Moreover, we may not have the same access to information in connection with investments in public securities, either when investigating a potential investment or after making an investment, as compared to privately negotiated investments. Furthermore, we may be limited in our ability to make investments and to sell existing investments in public securities because the Firm may be deemed to have material, non-public
information regarding the issuers of those securities or as a result of other internal policies. The inability to sell public securities in these circumstances could materially adversely affect our investment results. In addition, an investment may be sold by us to a public company where the consideration received is a combination of cash and stock of the public company, which may, depending on the securities laws of the relevant jurisdiction, be subject to lock-up
periods.

A lack of liquidity in certain of our investments may adversely affect our business.
We generally invest in companies whose securities are not publicly-traded or actively traded on the secondary market, and whose securities are subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. The illiquidity of certain of our investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. The reduced liquidity of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies or to fund our unfunded debt commitments.
After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase shares. There is no assurance that we will make, or will have sufficient funds to make, follow-on
investments. Any decisions not to make a
follow-on
investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected return on the investment.
Our investments may include original issue discount and
payment-in-kind
instruments.
To the extent that we invest in original issue discount or
payment-in-kind
(“PIK”) instruments and the accretion of original issue discount or PIK interest income constitutes a portion of our income, we will be exposed to risks associated with the requirement to include such non-cash
income in taxable and accounting income prior to receipt of cash, including the following:

•
the higher interest rates on PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and PIK instruments generally represent a significantly higher credit risk than coupon loans;

•
original issue discount and PIK instruments may have unreliable valuations because the accruals require judgments about collectability of the deferred payments and the value of any associated collateral;

•
an election to defer PIK interest payments by adding them to the principal on such instruments increases our future investment income which increases our net assets and, as such, increases the Adviser’s future base management fees which, thus, increases the Adviser’s future income incentive fees at a compounding rate;

•
market prices of PIK instruments and other
zero-coupon
instruments are affected to a greater extent by interest rate changes, and may be more volatile than instruments that pay interest periodically in cash. While PIK instruments are usually less volatile than zero-coupon
debt instruments, PIK instruments are generally more volatile than cash pay securities;

•	the deferral of PIK interest on an instrument increases the loan-to-value ratio, which is a measure of the riskiness of a loan, with respect to such instrument;

•	even if the conditions for income accrual under GAAP are satisfied, a borrower could still default when actual payment is due upon the maturity of such loan;

•
for accounting purposes, cash distributions to investors representing original issue discount income do not come from paid-in
capital, although they may be paid from the offering proceeds. Thus, although a distribution of original issue discount income may come from the cash invested by investors, the 1940 Act does not require that investors be given notice of this fact;

•
the required recognition of original issue discount or PIK interest for U.S. federal income tax purposes may have a negative impact on liquidity, as it represents a non-cash
component of our investment company taxable income that may require cash distributions to shareholders in order to maintain our ability to be subject to tax as a RIC; and

•	original issue discount may create a risk of non-refundable cash payments to the Adviser based on non-cash accruals that may never be realized.
We may enter into a TRS agreement that exposes us to certain risks, including market risk, liquidity risk and other risks similar to those associated with the use of leverage.
A total return swap (“TRS”) is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule
18f-4,
the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
A TRS is subject to market risk, liquidity risk and risk of imperfect correlation between the value of the TRS and the loans underlying the TRS. In addition, we may incur certain costs in connection with the TRS that could in the aggregate be significant. A TRS is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty.
We may enter into repurchase agreements or reverse repurchase agreements.
Subject to our investment objectives and policies, we may invest in repurchase agreements as a buyer for investment purposes. Repurchase agreements typically involve the acquisition by us of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that we will sell the securities back to the institution at a fixed time in the future for the purchase price plus premium (which often reflects the interests). We do not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, we could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which we seek to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, we generally will seek to liquidate such collateral. However, the exercise of our right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, we could suffer a loss.
Subject to our investment objectives and policies, we invest in repurchase agreements as a seller, also known as a “reverse repurchase agreement.” Our use of reverse repurchase agreements involves many of the same risks involved in our use of leverage, as the proceeds from reverse repurchase agreements are generally invested in additional portfolio investments. There is a risk that the market value of the securities acquired from the proceeds received in connection with a reverse repurchase agreement may decline below the price of the securities underlying the reverse repurchase agreement that we have sold but remain obligated to repurchase Reverse repurchase agreements also involve the risk that the counterparty liquidates the securities we delivered to it under the reverse repurchase agreements following the occurrence of an event of default under the applicable repurchase agreement by us. In addition, there is a risk that the market value of the securities we retain may decline. If the buyer of securities under a reverse repurchase agreement were to file for bankruptcy or experiences insolvency, we may be adversely affected. Furthermore, our counterparty may require us to provide additional margin in the form of cash, securities or other forms of collateral under the terms of the derivative contract. Also, in entering into reverse repurchase agreements, we bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the underlying securities. In addition, the interest costs associated with reverse repurchase agreements transactions may adversely affect our results of operations and financial condition, and, in some cases, we may be worse off than if we had not used such instruments.
We may enter into securities lending agreements.
We may from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions if our asset coverage, as defined in the 1940 Act, is at or above 150% immediately after each such loan. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to brokers and other financial institutions that are believed by the Adviser to be of high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. government securities, cash or cash equivalents (e.g., negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market
basis in an amount at least equal at all times to the market value of the securities lent. If the Fund enters into a securities lending arrangement, the Adviser, as part of its responsibilities under the Investment Advisory Agreement, will invest the Fund’s cash collateral in accordance with the Fund’s investment objectives and strategies. The Fund will pay the borrower of the securities a fee based on the amount of the cash collateral posted in connection with the securities lending program. The borrower will pay to the Fund, as the lender, an amount equal to any dividends or interest received on the securities lent.
The Fund may invest the cash collateral received only in accordance with its investment objectives, subject to the Fund’s agreement with the borrower of the securities. In the case of cash collateral, the Fund expects to pay a rebate to the borrower. The reinvestment of cash collateral will result in a form of effective leverage for the Fund.
Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, will retain the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
We may from time to time enter into credit default swaps or other derivative transactions which expose us to certain risks, including credit risk, market risk, liquidity risk and other risks similar to those associated with the use of leverage.
We may from time to time enter into credit default swaps or other derivative transactions that seek to modify or replace the investment performance of a particular reference security or other asset. These transactions are typically individually negotiated, non-standardized
agreements between two parties to exchange payments, with payments generally calculated by reference to a notional amount or quantity. Swap contracts and similar derivative contracts are not traded on exchanges; rather, banks and dealers act as principals in these markets. These investments may present risks in excess of those resulting from the referenced security or other asset. Because these transactions are not an acquisition of the referenced security or other asset itself, the investor has no right directly to enforce compliance with the terms of the referenced security or other asset and has no voting or other consensual rights of ownership with respect to the referenced security or other asset. In the event of insolvency of a counterparty, we will be treated as a general creditor of the counterparty and will have no claim of title with respect to the referenced security or other asset.
A credit default swap is a contract in which one party buys or sells protection against a credit event with respect to an issuer, such as an issuer’s failure to make timely payments of interest or principal on its debt obligations, bankruptcy or restructuring during a specified period. Generally, if we sell credit protection using a credit default swap, we will receive fixed payments from the swap counterparty and if a credit event occurs with respect to the applicable issuer, we will pay the swap counterparty par for the issuer’s defaulted debt securities and the swap counterparty will deliver the defaulted debt securities to us. Generally, if we buy credit protection using a credit default swap, we will make fixed payments to the counterparty and if a credit event occurs with respect to the applicable issuer, we will deliver the issuer’s defaulted securities underlying the swap to the swap counterparty and the counterparty will pay us par for the defaulted securities. Alternatively, a credit default swap may be cash settled and the buyer of protection would receive the difference between the par value and the market value of the issuer’s defaulted debt securities from the seller of protection.
Credit default swaps are subject to the credit risk of the underlying issuer. If we are selling credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, a credit event will occur and we will have to pay the counterparty. If we are buying credit protection, there is a risk that we will not properly assess the risk of the underlying issuer, no credit event will occur and we will receive no benefit for the premium paid.
A derivative transaction is also subject to the risk that a counterparty will default on its payment obligations thereunder or that we will not be able to meet our obligations to the counterparty. In some cases, we may post collateral to secure our obligations to the counterparty, and we may be required to post additional collateral upon the occurrence of certain events such as a decrease in the value of the reference security or other asset. In some cases, the counterparty may not collateralize any of its obligations to us. Derivative investments effectively add leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. In addition to the risks described above, such arrangements are subject to risks similar to those associated with the use of leverage.
Certain categories of credit default swaps are subject to mandatory clearing, and more categories may be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter
derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house’s obligations (including, but not limited to, financial obligations and legal obligations to segregate margins collected by the clearing house) to the Fund. Counterparty risk with respect to certain exchange-traded and over-the-counter
derivatives are considered as part of the value at risk provisions of Rule
18f-4.
See “Risk Factors—Risks Related to Debt Financing.”
We may acquire various financial instruments for purposes of “hedging” or reducing our risks, which may be costly and ineffective and could reduce our cash available for distribution to our shareholders.
We may seek to hedge against interest rate and currency exchange rate fluctuations and credit risk by using financial instruments such as futures, options, swaps and forward contracts, subject to the requirements of the 1940 Act. These financial instruments may be purchased on exchanges or may be individually negotiated and traded in over-the-counter
markets. Use of such financial instruments for hedging purposes may present significant risks, including the risk of loss of the amounts invested. Defaults by the other party to a hedging transaction can result in losses in the hedging transaction. Hedging activities also involve the risk of an imperfect correlation between the hedging instrument and the asset being hedged, which could result in losses both on the hedging transaction and on the instrument being hedged. Use of hedging activities may not prevent significant losses and could increase our losses. Further, hedging transactions may reduce cash available to pay distributions to our shareholders.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments, net of prepayment fees, could negatively impact our return on equity.
Technological or other innovations and industry disruptions may negatively impact us.
Recent trends in the market generally have been toward disrupting the industry with technological or other innovations, and multiple young companies have been successful in capitalizing on this trend toward disruption. In this period of rapid technological and commercial innovation, new businesses and approaches may be created that could affect the Fund and/or its portfolio companies or alter the market practices that help frame its strategy. Any of these new approaches could damage the Fund’s investments, significantly disrupt the market in which it operates and subject it to increased competition, which could materially and adversely affect its business, financial condition and results of investments. Moreover, given the pace of innovation in recent years, the impact on a particular investment may not have been foreseeable at the time we made the investment. Furthermore, we could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.
We may invest through various joint ventures.
From time to time, we may hold a portion of our investments through partnerships, joint ventures, securitization vehicles or other entities with third-party investors (collectively, “joint ventures”). Joint venture investments involve various risks, including risks similar to those associated with a direct investment in a portfolio company, the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners, the risk that a joint venture partner may become bankrupt or may at any time have economic or business interests or goals that are inconsistent with those of the Fund, the risk that a joint venture partner may be in a position to take action contrary to the Fund’s objectives, the risk of liability based upon the actions of a joint venture partner and the risk of disputes or litigation with such partner and the inability to enforce fully all rights (or the incurrence of additional risk in connection with enforcement of rights) one partner may have against the other, including in connection with foreclosure on partner loans, because of risks arising under state law. Our ability to exercise control or significant influence over management in these cooperative efforts will depend upon the nature of the joint venture arrangement, and certain joint venture arrangements may pose risks of impasse if no single party controls the joint venture, including the risk that we will not be able to implement investment decisions or exit strategies because of limitations on our control under applicable agreements with joint venture partners. In addition, we may, in certain cases, be liable for actions of our joint venture partners. The joint ventures in which we participate may sometimes be allocated investment opportunities that might have otherwise gone entirely to the Fund, which may reduce our return on equity. Additionally, our joint venture investments may be held on an unconsolidated basis and at times may be highly leveraged. Such leverage would not count toward the investment limits imposed on us by the 1940 Act. If an investment in an unconsolidated joint venture were to be consolidated for any reason, the leverage of such joint venture could impact our ability to maintain the minimum coverage ratio of total assets to total borrowings and other senior securities required under the 1940 Act, which have an effect on our operations and investment activities. See “—When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders and result in losses.”
We are subject to risks associated with investing alongside other third parties.
We may invest in joint ventures alongside third parties through joint ventures, partnerships or other entities in the future. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that such third party may at any time have economic or business interests or goals which are inconsistent with ours, or may be in a position to take action contrary to our investment objectives. In addition, we may in certain circumstances be liable for actions of such third party.
More specifically, joint ventures involve a third party that has approval rights over activity of the joint venture. The third party may take actions that are inconsistent with our interests. For example, the third party may decline to approve an investment for the joint venture that we otherwise want the joint venture to make. A joint venture may also use investment leverage which magnifies the potential for gain or loss on amounts invested. Generally, the amount of borrowing by the joint venture is not included when calculating our total borrowing and related leverage ratios and is not subject to asset coverage requirements imposed by the 1940 Act. If the activities of the joint venture were required to be consolidated with our activities because of a change in GAAP rules or SEC staff interpretations, it is likely that we would have to reorganize any such joint venture.
We may syndicate
co-investment
opportunities, which may be costly.
From time to time, we may make an investment with the expectation of offering a portion of its interests therein as a co-investment
opportunity to third-party investors. There can be no assurance that we will be successful in syndicating any such co-investment,
in whole or in part, that the closing of such
co-investment
will be consummated in a timely manner, that any syndication will take place on terms and conditions that will be preferable for the Fund or that expenses incurred by us with respect to any such syndication will not be substantial. In the event that we are not successful in syndicating any such co-investment,
in whole or in part, we may consequently hold a greater concentration and have more exposure in the related investment than initially was intended, which could make the Fund more susceptible to fluctuations in value resulting from adverse economic and/or business conditions with respect thereto. Moreover, an investment by the Fund that is not syndicated to co-investors
as originally anticipated could significantly reduce our overall investment returns.
We may use a wide range of investment techniques that could expose us to a diverse range of risks.
The Adviser may employ investment techniques or invest in instruments that it believes will help achieve our investment objectives, whether or not such investment techniques or instruments are specifically defined herein, so long as such investments are consistent with our investment strategies and objectives and subject to applicable law. Such investment techniques or instruments may not be thoroughly tested in the market before being employed and may have operational or theoretical shortcomings which could result in unsuccessful investments and, ultimately, losses to us. In addition, any such investment technique or instrument may be more speculative than other investment techniques or instruments specifically described herein and may involve material and unanticipated risks. There can be no assurance that the Adviser will be successful in implementing any such investment technique. Furthermore, the diversification and type of investments may differ substantially from our prior investments.

We may invest in significant risk transfer securities, or other similar synthetic instruments, issued by banks or other financial institutions.
Significant risk transfer (“SRT”) securities, or other similar synthetic instruments, typically enable a bank, other financial institution or issuer to transfer the credit risk associated with a pool of underlying obligations (or “reference assets”) to investors, such as us, and are subject to, among other risks, the credit risks associated with the applicable reference assets. In connection with an investment in SRT securities or other similar synthetic instruments, we may have a contractual relationship only with the counterparty of such synthetic instrument, and not with the reference obligor of the reference asset. Accordingly, we generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will we have any rights of setoff against the reference obligor or rights with respect to the reference asset. We will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, we may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset. SRT transactions are typically linked to a first-loss or mezzanine tranche of a larger portfolio; accordingly, an exposure to that portfolio would be leveraged.
Risks Related to the Adviser and Its Affiliates
The Adviser and its affiliates, including our officers and some of our Trustees, face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our shareholders.
The Adviser and its affiliates receive substantial fees from us in return for their services, and these fees could influence the advice provided to us. We pay to the Adviser an incentive fee that is based on the performance of our portfolio and an annual base management fee that is based on the value of our net assets as of the beginning of the first business day of the month. Because the incentive fee is based on the performance of our portfolio, the Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee is determined may also encourage the Adviser to use leverage to increase the return on our investments. Our compensation arrangements could therefore result in our making riskier or more speculative investments than would otherwise be the case. This could result in higher investment losses, particularly during cyclical economic downturns. See “Potential Conflicts of Interest.”
We may be obligated to pay the Adviser incentive compensation even if we incur a net loss due to a decline in the value of our portfolio.
Our Investment Advisory Agreement entitles the Adviser to receive
Pre-Incentive
Fee Net Investment Income Returns regardless of any capital losses. In such case, we may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or if we incur a net loss for that quarter.
In addition, any
Pre-Incentive
Fee Net Investment Income Returns may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the incentive fee will become uncollectible. The Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in our paying an incentive fee on income we never received.
There may be conflicts of interest related to obligations that the Adviser’s senior management and Investment Team have to Other Clients.
The members of the senior management and Investment Team of the Adviser serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do, or of investment funds managed by the same personnel. In serving in these multiple capacities, they may have obligations to Other Clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interest of our shareholders. Our investment objectives may overlap with the investment objectives of such investment funds, accounts or other investment vehicles. In particular, we will rely on the Adviser to manage our day-to-day
activities and to implement our investment strategy. The Adviser and certain of its affiliates are presently, and plan in the future to continue to be, involved with activities that are unrelated to us. As a result of these activities, the Adviser, its officers and employees and certain of its affiliates will have conflicts of interest in allocating their time between us and other activities in which they are or may become involved, including the management of its affiliated equipment funds. The Adviser and its officers and employees will devote only as much of its or their time to our business as the Adviser and its officers and employees, in their judgment, determine is reasonably required, which may be substantially less than their full time.
We rely, in part, on the Adviser to assist with identifying investment opportunities and making investment recommendations to the Adviser. The Adviser and its affiliates are not restricted from forming additional investment funds, entering into other investment advisory relationships or engaging in other business activities. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser, its affiliates and their officers and employees will not be devoted exclusively to our business, but will be allocated between us and such other business activities of the Adviser and its affiliates in a manner that the Adviser deems necessary and appropriate consistent with its fiduciary duties and the 1940 Act. See

“Potential Conflicts of Interest.”
The time and resources that individuals employed by the Adviser devote to us may be diverted and we may face additional competition due to the fact that individuals employed by the Adviser are not prohibited from raising money for or managing other entities that make the same types of investments that we target.
The Adviser and individuals employed by the Adviser are generally not prohibited from raising capital for and managing other investment entities that make the same types of investments as those we target. As a result, the time and resources that these individuals may devote to us may be diverted. In addition, we may compete with any such investment entity for the same investors and investment opportunities. We may participate in certain transactions originated by the Adviser or its affiliates under our exemptive relief from the SEC that allows us to engage in co-investment
transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate. Affiliates of the Adviser, whose primary business includes the origination of investments or investing in non-originated
assets, engage in investment advisory business with accounts that compete with us. See

“Potential Conflicts of Interest.”
Our equity or debt securities may be purchased by the Adviser or its affiliates.
Affiliates of the Adviser have purchased, and in the future, expect to purchase our equity or debt securities. The Adviser and its affiliates will not acquire our equity securities with the intention to resell or re-distribute
such shares but may do so with respect to our debt securities. The purchase of such securities by the Adviser and its affiliates could create certain risks, including, but not limited to, the following:

•	the Adviser and its affiliates may have an interest in disposing of our securities at an earlier date so as to recover their investment in our securities;

•	substantial purchases of our securities by the Adviser and its affiliates may limit the Adviser’s ability to fulfill any financial obligations that it may have to us or incurred on our behalf; and

•	potential conflicts of interest, including related to the exercise of voting, consent or similar rights under our equity or debt securities.

The Adviser relies on key personnel, the loss of any of whom could impair its ability to successfully manage us.
Our future success depends, to a significant extent, on the continued services of the officers and employees of the Adviser or its affiliates. The loss of services of one or more members of the Adviser’s management team, including members of the Adviser’s investment committee (the “Investment Committee”), could adversely affect our financial condition, business and results of operations. The Adviser does not have an employment agreement with any of these key personnel and we cannot guarantee that all, or any particular one, will remain affiliated with us and/or the Adviser. Further, we do not intend to separately maintain key person life insurance on any of these individuals.
We depend on the Adviser to select our investments and otherwise conduct our business, and any material adverse change in its financial condition or our relationship with the Adviser could have a material adverse effect on our business and ability to achieve our investment objectives.
Our success is dependent upon our relationship with, and the performance of, the Adviser in the acquisition and management of our portfolio investments, and our corporate operations, as well as the persons and firms the Adviser retains to provide services on our behalf. The Adviser may suffer or become distracted by adverse financial or operational problems in connection with Blackstone’s business and activities unrelated to us and over which we have no control. Should the Adviser fail to allocate sufficient resources to perform its responsibilities to us for any reason, we may be unable to achieve our investment objectives or to pay distributions to our shareholders.
The compensation we pay to the Adviser will be determined without independent assessment on our behalf, and these terms may be less advantageous to us than if such terms had been the subject of arm’s-length
negotiations.
The Investment Advisory Agreement will not be entered into on an arm’s-length
basis with an unaffiliated third party. As a result, the form and amount of compensation we pay the Adviser may be less favorable to us than they might have been had an investment advisory agreement been entered into through arm’s-length
transactions with an unaffiliated third party.
The Intermediary Manager’s influence on the offering of our Common Shares gives it the ability to increase the fees payable to the Adviser.
The Adviser is paid a base management fee calculated as a percentage of our net assets and unrelated to net income or any other performance base or measure. The Intermediary Manager, an affiliate of the Adviser will be incentivized to raise more proceeds in our offering to increase our net assets, even if it would be difficult for us to efficiently deploy additional capital, which in turn would increase the base management fee payable to the Adviser.
There may be trademark risk, as we do not own the Blackstone name.
We do not own the Blackstone name, but we are permitted to use it as part of our corporate name pursuant to the Investment Advisory Agreement. Use of the name by other parties or the termination of the Investment Advisory Agreement may harm our business.
We may be subject to additional potential conflicts of interests as a consequence of Blackstone’s status as a public company.
As a consequence of Blackstone’s status as a public company, our officers and trustees, and the employees of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of us and our affiliates that would not necessarily be taken into account if Blackstone were not a public company.

Risks Related to Business Development Companies
The requirement that we invest a sufficient portion of our assets in Qualifying Assets could preclude us from investing in accordance with our current business strategy; conversely, the failure to invest a sufficient portion of our assets in Qualifying Assets could result in our failure to maintain our status as a BDC.
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act described as “qualifying” assets (“Qualifying Assets”) unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are Qualifying Assets. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not Qualifying Assets. Conversely, if we fail to invest a sufficient portion of our assets in Qualifying Assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying
investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments.
Failure to maintain our status as a BDC would reduce our operating flexibility.
If we do not remain a BDC, we might be regulated as a registered closed-end
management investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.
Regulations governing our operation as a BDC and RIC will affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.
As a result of meeting the annual distribution requirement to qualify for taxation as a RIC under the Code, we may need to periodically access the capital markets to raise cash in order to fund new investments. We may issue “senior securities,” as defined under the 1940 Act, including borrowing money from banks or other financial institutions only in amounts such that our asset coverage meets the threshold set forth in the 1940 Act immediately after each such issuance. The 1940 Act currently requires an asset coverage of at least 150% (i.e., the amount of debt may not exceed two-thirds
of the value of our assets). Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a BDC, therefore, we intend to continuously issue equity at a rate more frequent than our privately-owned competitors, which may lead to greater shareholder dilution.
We borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which would prohibit us from paying distributions and could result in a corporate income tax to the Fund. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
Under the 1940 Act, we generally are prohibited from issuing or selling our Common Shares at a price per share, after deducting selling commissions and dealer manager fees, that is below our NAV per share, which may be a disadvantage as compared with other public companies. We may, however, sell our Common Shares, or warrants, options or rights to acquire our Common Shares, at a price below the current NAV of our Common Shares if our Board of Trustees, including our independent trustees, determine that such sale is in our best interests and the best interests of our shareholders, and our shareholders, as well as those shareholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the fair value of such securities.
Our ability to enter into transactions with our affiliates is restricted.
We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of our Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and generally we will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of our Board of Trustees. However, we may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between our interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in our best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of our Board of Trustees and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions (including certain co-investments)
with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, trustees, investment advisers, sub-advisers
or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security from or to any fund or any portfolio company of a fund managed by the Adviser, or entering into joint arrangements such as certain co-investments
with these companies or funds without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.
We have obtained exemptive relief from the SEC that allows us to engage in co-investment
transactions with the Adviser and its affiliates, subject to certain terms and conditions. However, while the terms of the exemptive relief require that the Adviser will be given the opportunity to cause us to participate in certain transactions originated by affiliates of the Adviser, the Adviser may determine that we not participate in those transactions and for certain other transactions (as set forth in guidelines approved by the Board of Trustees) the Adviser may not have the opportunity to cause us to participate.
We are uncertain of our sources for funding our future capital needs; if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected.
The net proceeds from the sale of Common Shares will be used for our investment opportunities, operating expenses and for payment of various fees and expenses such as base management fees, incentive fees and other expenses. Any working capital reserves we maintain may not be sufficient for investment purposes, and we may require debt or equity financing to operate. Accordingly, in the event that we develop a need for additional capital in the future for investments or for any other reason, these sources of funding may not be available to us. Consequently, if we cannot obtain debt or equity financing on acceptable terms, our ability to acquire investments and to expand our operations will be adversely affected. As a result, we would be less able to create and maintain a broad portfolio of investments and achieve our investment objectives, which may negatively impact our results of operations and reduce our ability to make distributions to our shareholders.
We are a
non-diversified
investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
We are classified as a
non-diversified
investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Under the 1940 Act, a “diversified” investment company is required to invest at least

75% of the value of its total assets in cash and cash items, government securities, securities of other investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of such company and no more than 10% of the outstanding voting securities of such issuer. As a non-diversified
investment company, we are not subject to this requirement. To the extent that we assume large positions in the securities of a small number of issuers, or within a particular industry, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company or to a general downturn in the economy. However, we will be subject to the diversification requirements applicable to RICs under
S
ubchapter M of the Code.
Risks Related to Debt Financing
When we use leverage, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us. Leverage may also adversely affect the return on our assets, reduce cash available for distribution to our shareholders, and result in losses.
The use of borrowings, also known as leverage, increases the volatility of investments by magnifying the potential for loss on invested equity capital. When we use leverage to partially finance our investments through borrowing from banks and other lenders, shareholders will experience increased risks of investing in our Common Shares. Furthermore, the Fund may add leverage to its portfolio through the issuance of preferred shares. Currently, the Fund has no intention to issue preferred shares. The use of leverage involves increased risk, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not borrowed. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not used leverage. Such a decline could negatively affect our ability to make distributions to our shareholders. In addition, our shareholders will bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the management or incentive fees payable to the Adviser. The Fund’s leverage strategy may not work as planned or achieve its goal.
We use and intend to continue to use leverage to finance our investments. The amount of leverage that we employ will depend on the Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. There can be no assurance that leveraged financing will be available to us on favorable terms or at all. However, to the extent that we use leverage to finance our assets, our financing costs will reduce cash available for distributions to shareholders. Moreover, we may not be able to meet our financing obligations and, to the extent that we cannot, we risk the loss of some or all of our assets to liquidation or sale to satisfy the obligations. In such an event, we may be forced to sell assets at significantly depressed prices due to market conditions or otherwise, which may result in losses.
As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred shares that we may issue in the future, of at least 150%. If this ratio were to fall below 150%, we could not incur additional debt and could be required to sell a portion of our investments to repay some debt when it is disadvantageous to do so. This could have a material adverse effect on our operations and investment activities. Moreover, our ability to make distributions to shareholders may be significantly restricted or we may not be able to make any such distributions whatsoever. The amount of leverage that we will employ will be subject to oversight by our Board of Trustees, a majority of whom are independent Trustees with no material interests in such transactions.
The Fund may also enter into reverse repurchase agreements. Transactions under such agreements constitute leverage. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, the use of such leverage transactions may increase fluctuations in the market value of the Fund’s assets compared to what would occur without the use of such transactions. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, transacting under such agreement will lower the Fund’s yield.
Although leverage has the potential to enhance overall returns that exceed the Fund’s cost of funds, they will further diminish returns (or increase losses on capital) to the extent overall returns are less than the Fund’s cost of funds. In addition, borrowings and reverse repurchase agreements or similar arrangements in which the Fund may engage may be secured by the shareholders’ investments as well as by the Fund’s assets and the documentation relating to such transactions may provide that during the continuance of a default under such arrangement, the interests of the holders of Common Shares may be subordinated to the interests of the Fund’s lenders or debt holders.
Our credit facilities and unsecured notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our tax treatment as a RIC under the Code. A failure to renew our facilities or to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition, results of operations, and/or liquidity.
See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our annual report on Form
10-K
for the fiscal year ended December 31, 2023 for more information regarding our borrowings.
We may default under our credit facilities.
In the event we default under our credit facilities or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
Our current or future credit ratings may not reflect all risks of an investment in our debt securities.
Any current or future credit ratings of us are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our current or future credit ratings will generally affect the market value of our debt securities. Our current or future credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.
The Notes present other risks to holders of our Common Shares, including the possibility that such Notes could discourage an acquisition of us by a third party.
Certain provisions of the Fund’s outstanding notes (the “Notes”) could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of certain transactions constituting a fundamental change, holders of the Notes may have the right, at their option, to require us to repurchase all of their notes or any portion of the principal amount of such Notes. These provisions could discourage an acquisition of us by a third party.

Failure to refinance our existing Notes could have a material adverse effect on our results of operations and financial position.
The Notes issued by us will mature at various dates in the future. If we are unable to refinance the Notes or find a new source of borrowing on acceptable terms, we will be required to pay down the amounts outstanding at maturity through one or more of the following: (1) borrowing additional funds under our then current credit facility, (2) issuance of additional Common Shares or (3) possible liquidation of some or all of our loans and other assets, any of which could have a material adverse effect on our results of operations and financial position.
If we issue preferred shares or convertible debt securities, the NAV of our Common Shares may become more volatile.
We cannot assure you that the issuance of preferred shares and/or convertible debt securities would result in a higher yield or return to the holders of our Common Shares. The issuance of preferred shares or convertible debt would likely cause the NAV of our Common Shares to become more volatile. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our Common Shares would be reduced. If the dividend rate on the preferred shares, or the interest rate on the convertible debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of Common Shares than if we had not issued the preferred shares or convertible debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our Common Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our Common Shares than if we were not leveraged through the issuance of preferred shares or debt securities.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred shares or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred shares or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred shares or convertible debt. In addition, we would pay (and the holders of our Common Shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, debt securities, convertible debt, or any combination of these securities. Holders of preferred shares or convertible debt may have different interests than holders of Common Shares and may at times have disproportionate influence over our affairs.
Holders of any preferred shares that we may issue will have the right to elect certain members of our Board of Trustees and have class voting rights on certain matters.
The 1940 Act requires that holders of preferred shares must be entitled as a class to elect two trustees at all times and to elect a majority of the trustees if dividends on such preferred shares are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares, including changes in fundamental investment restrictions and conversion to open-end
status and, accordingly, preferred shareholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our Common Shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.
Provisions in a credit facility may limit our investment discretion.
A credit facility may be backed by all or a portion of our loans and securities on which the lenders will have a security interest. We may pledge up to 100% of our assets and may grant a security interest in all of our assets under the terms of any debt instrument we enter into with lenders. We expect that any security interests we grant will be set forth in a pledge and security agreement and evidenced by the filing of financing statements by the agent for the lenders. In addition, we expect that the custodian for our securities serving as collateral for such loan would include in its electronic systems notices indicating the existence of such security interests and, following notice of occurrence of an event of default, if any, and during its continuance, will only accept transfer instructions with respect to any such securities from the lender or its designee. If we were to default under the terms of any debt instrument, the agent for the applicable lenders would be able to assume control of the timing of disposition of any or all of our assets securing such debt, which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In connection with one or more credit facilities entered into by the Fund, distributions to shareholders may be subordinated to payments required in connection with any indebtedness contemplated thereby.
In addition, any security interests and/or negative covenants required by a credit facility may limit our ability to create liens on assets to secure additional debt and may make it difficult for us to restructure or refinance indebtedness at or prior to maturity or obtain additional debt or equity financing. In addition, if our borrowing base under a credit facility were to decrease, we may be required to secure additional assets in an amount sufficient to cure any borrowing base deficiency. In the event that all of our assets are secured at the time of such a borrowing base deficiency, we could be required to repay advances under a credit facility or make deposits to a collection account, either of which could have a material adverse impact on our ability to fund future investments and to make distributions.
In addition, we may be subject to limitations as to how borrowed funds may be used, which may include restrictions on geographic and industry concentrations, loan size, payment frequency and status, average life, collateral interests and investment ratings, as well as regulatory restrictions on leverage which may affect the amount of funding that may be obtained. There may also be certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, a violation of which could limit further advances and, in some cases, result in an event of default. An event of default under a credit facility could result in an accelerated maturity date for all amounts outstanding thereunder, which could have a material adverse effect on our business and financial condition. This could reduce our liquidity and cash flow and impair our ability to grow our business.
The following table illustrates the effect of leverage on returns from an investment in our Common Shares assuming various annual returns on our portfolio, net of expenses. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.

	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding Return to Common Shareholders (1)	(24.48)%	(15.14)%	(5.80)%	3.55%	12.89%

(1)
Based on (i) $53.3 billion in total assets as of December 31, 2023, (ii) $23.4 billion in outstanding indebtedness at par, as of December 31, 2023, (iii) $28.5 billion in net assets as of December 31, 2023 and (iv) an annualized average interest rate, including fees (such as fees on undrawn amounts and amortization of financing costs), on our indebtedness, as of December 31, 2023, of 7.06%.

Based on an outstanding indebtedness, at par, of $23.4 billion as of December 31, 2023 and the weighted average effective annual interest rate, including fees (such as fees on undrawn amounts and amortization of financing costs), of 7.06% as of that date, our investment portfolio at fair value would have had to produce an annual return of approximately 3.10% to cover annual interest payments on the outstanding debt.
Changes in interest rates may affect our cost of capital and net investment income.
Since we use debt to finance a portion of our investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.
Compliance with SEC Rule
18f-4
governing derivatives and use of leverage may limit our investment discretion.
Among other things, Rule
18f-4
under the 1940 Act, eliminates the asset segregation framework arising from prior SEC guidance for covering positions in derivatives and certain financial instruments. Rule
18f-4
also limits a fund’s derivatives exposure through a
value-at-risk
test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule
18f-4),
such as the Fund, however, would not be subject to the full requirements of Rule
18f-4.
Under Rule
18f-4,
a fund may enter into an unfunded commitment agreement that is not a derivatives transaction, such as an agreement to provide financing to a portfolio company, if the fund has, among other things, a reasonable belief, at the time it enters into such an agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as it becomes due. The Fund has adopted policies and procedures to comply with the requirements of the rule. Compliance with Rule
18f-4
may limit our ability to use derivatives and/or enter into certain other financial contracts.
We have formed CLOs, and may form additional CLOs in the future, which may subject us to certain structured financing risks.
To finance investments, we may securitize certain of our secured loans or other investments, including through the formation of one or more CLOs, while retaining all or most of the exposure to the performance of these investments. This would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse
or limited-recourse basis to purchasers. Depending on how these CLOs are structured, an interest in any such CLO held by us may be considered a
“non-qualifying”
portfolio investment for purposes of the 1940 Act.
For the CLOs we create we will depend in part on distributions from the CLO’s assets out of its earnings and cash flows to enable us to make distributions to shareholders. The ability of a CLO to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. Also, a CLO may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the CLO may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the CLO’s debt, which could impact our ability to receive distributions from the CLO. If we do not receive cash flow from any such CLO that is necessary to satisfy the annual distribution requirement for maintaining RIC tax treatment, and we are unable to obtain cash from other sources necessary to satisfy this requirement, we may not maintain our RIC tax treatment, which would have a material adverse effect on an investment in the Common Shares.
In addition, a decline in the credit quality of loans in a CLO due to poor operating results of the relevant borrowers, declines in the value of loan collateral or increases in defaults, among other things, may force a CLO to sell certain assets at a loss, reducing their earnings and, in turn, cash potentially available for distribution to us for distribution to shareholders. To the extent that any losses are incurred by the CLO in respect of any collateral, such losses will be borne first by us as owner of equity interests in the CLO.

The manager for a CLO that we create may be the Fund, the Adviser or an affiliate, and such manager may be entitled to receive compensation for structuring and/or management services. To the extent the Adviser or an affiliate other than the Fund serves as manager and the Fund is obligated to compensate the Adviser or the affiliate for such services, we, the Adviser or the affiliate will implement offsetting arrangements to assure that we, and indirectly, our shareholders, pay no additional management fees to the Adviser or the affiliate in connection therewith. To the extent we serve as manager, we will waive any right to receive fees for such services from the Fund (and indirectly its sh ar
eholders) or any affiliate.
Federal Income Tax Risks
We will be subject to corporate-level income tax if we are unable to maintain RIC tax treatment under Subchapter M of the Code.
To maintain RIC tax treatment under Subchapter M of the Code and avoid being subject to U.S. federal corporate income tax, we must, among other things, meet annual distribution, income source and quarterly asset diversification requirements. We may have difficulty complying with these requirements. In particular, if we have equity investments in portfolio companies that are treated as partnerships or other pass-through entities for tax purposes, we may not have control over, or receive accurate information about, the underlying income and assets of those portfolio companies that are taken into account in determining our compliance with the income source and quarterly asset diversification requirements. If we do not maintain our RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero-coupon
securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash
compensation such as warrants or stock. We anticipate that a portion of our income may constitute original issue discount or other income required to be included in taxable income prior to receipt of cash. Furthermore, we have elected to amortize market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation.
Because any original issue discount, market discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.
Some of our investments may be subject to corporate-level income tax.
We may invest in certain debt and equity investments through taxable subsidiaries and the taxable income of these taxable subsidiaries will be subject to federal and state corporate income taxes. We may invest in certain foreign debt and equity investments which could be subject to foreign taxes (such as income tax, withholding and value added taxes).
Our portfolio investments may present special tax issues.
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Legislative or regulatory tax changes could adversely affect investors.
At any time, the federal income tax laws governing RICs or the administrative interpretations of those laws or regulations may be amended. Any of those new laws, regulations or interpretations may take effect retroactively and could adversely affect the taxation of us or our shareholders. Therefore, changes in tax laws, regulations or administrative interpretations or any amendments thereto could diminish the value of an investment in our Common Shares or the value or the resale potential of our investments.
Risks Related to an Investment in the Common Shares
We may have difficulty paying distributions and the tax character of any distributions is uncertain.
We generally intend to distribute substantially all of our available earnings annually by paying distributions on a monthly basis, as determined by the Board of Trustees in its discretion. We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year
increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus. Due to the asset coverage test applicable to us under the 1940 Act as a BDC, we may be limited in our ability to make distributions. In addition, if we enter into a credit facility or any other borrowing facility, for so long as such facility is outstanding, we anticipate that we may be required by its terms to use all payments of interest and principal that we receive from our current investments as well as any proceeds received from the sale of our current investments to repay amounts outstanding thereunder, which could adversely affect our ability to make distributions.
Furthermore, the tax treatment and characterization of our distributions may vary significantly from time to time due to the nature of our investments. The ultimate tax characterization of our distributions made during a taxable year may not finally be determined until after the end of that taxable year. We may make distributions during a taxable year that exceed our investment company taxable income and net capital gains for that taxable year. In such a situation, the amount by which our total distributions exceed investment company taxable income and net capital gains generally would be treated as a return of capital up to the amount of a shareholder’s tax basis in the Common Shares, with any amounts exceeding such tax basis treated as a gain from the sale or exchange of such Common Shares. A return of capital generally is a return of a shareholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from borrowings or sources other than cash flow from operations in anticipation of future cash flow, which could constitute a return of shareholders’ capital and will lower such shareholders’ tax basis in our Common Shares, which may result in increased tax liability to shareholders when they sell such Common Shares.

An investment in our Common Shares will have limited liquidity.
Our Common Shares constitute illiquid investments for which there is not, and will likely not be, a secondary market at any time prior to a public offering and listing of our Common Shares on a national securities exchange. There can be no guarantee that we will conduct a public offering and list our Common Shares on a national securities exchange. Investment in the Fund is suitable only for sophisticated investors and requires the financial ability and willingness to accept the high risks and lack of liquidity inherent in an investment in the Fund. Except in limited circumstances for legal or regulatory purposes, shareholders are not entitled to redeem their Common Shares. Shareholders must be prepared to bear the economic risk of an investment in our Common Shares for an extended period of time.
Certain investors will be subject to 1934 Act filing requirements.
Because our Common Shares will be registered under the 1934 Act, ownership information for any person who beneficially owns 5% or more of our Common Shares will have to be disclosed in a Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, our shareholders who choose to reinvest their dividends may see their percentage stake in the Fund increased to more than 5%, thus triggering this filing requirement. Each shareholder is responsible for determining their filing obligations and preparing the filings. In addition, our shareholders who hold more than 10% of a class of our Common Shares may be subject to Section 16(b) of the 1934 Act, which recaptures for the benefit of the Fund profits from the purchase and sale of registered stock (and securities convertible or exchangeable into such registered stock) within a six-month
period.
Special considerations for certain benefit plan investors.
We intend to conduct our affairs so that our assets should not be deemed to constitute “plan assets” under ERISA and certain U.S. Department of Labor regulations promulgated thereunder, as modified by Section 3(42) of ERISA (the “Plan Asset Regulations”). In this regard, if any class of the Common Shares were not considered “publicly-offered securities” within the meaning of the Plan Asset Regulations, we intend to prohibit “benefit plan investors” within the meaning of the Plan Asset Regulations from acquiring Common Shares that are part of a class of Common Shares which are not considered “publicly-offered securities.” As of the date of this report, we believe all classes of Common Shares that are currently outstanding are “publicly-offered securities” within the meaning of the Plan Asset Regulations.
If, notwithstanding our intent, the assets of the Fund were deemed to be “plan assets” of any shareholder that is a “benefit plan investor” under the Plan Asset Regulations (a “Benefit Plan Investor”), this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. The fiduciary of a Benefit Plan Investor who decides to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries
for actions taken by or on behalf of the Fund or the Adviser. With respect to a Benefit Plan Investor that is an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt
status.

For any class of Common Shares deemed not to be “publicly traded securities” within the meaning of the Plan Asset Regulations, we have the power to (a) exclude any shareholder or potential shareholder from purchasing such class of Common Shares; (b) prohibit any redemption of such class of Common Shares; and (c) redeem some or all Common Shares held by any holder if, and to the extent that, our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as “plan assets,” for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.
No shareholder approval is required for certain mergers.
The independent Trustees of our Board of Trustees may undertake to approve mergers between us and certain other funds or vehicles. Subject to the requirements of the 1940 Act, such mergers will not require shareholder approval so you will not be given an opportunity to vote on these matters unless such mergers are reasonably anticipated to result in a material dilution of the NAV per share of the Fund. These mergers may involve funds managed by affiliates of Blackstone Credit & Insurance. The independent Trustees may also convert the form and/or jurisdiction of organization, including to take advantage of laws that are more favorable to maintaining board control in the face of dissident shareholders.
Shareholders may experience dilution.
All distributions declared in cash payable to shareholders that are participants in our distribution reinvestment plan will generally be automatically reinvested in our Common Shares. As a result, shareholders that do not participate in our distribution reinvestment plan may experience dilution over time.
Holders of our Common Shares will not have preemptive rights to any shares we issue in the future. Our Declaration of Trust allows us to issue an unlimited number of Common Shares. After you purchase Common Shares in the offering, our Board of Trustees may elect, without shareholder approval, to: (1) sell additional Common Shares in this or future public offerings; (2) issue Common Shares or interests in any of our subsidiaries in private offerings; (3) issue Common Shares upon the exercise of the options we may grant to our independent directors or future employees; or (4) subject to applicable law, issue Common Shares in payment of an outstanding obligation to pay fees for services rendered to us. To the extent we issue additional Common Shares after your purchase in the offering, your percentage ownership interest in us will be diluted. Because of these and other reasons, our shareholders may experience substantial dilution in their percentage ownership of our Common Shares or their interests in the underlying assets held by our subsidiaries.
Investing in our Common Shares involves a high degree of risk.
The investments we make in accordance with our investment objectives may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our Common Shares may not be suitable for someone with lower risk tolerance.
The NAV of our Common Shares may fluctuate significantly.
The NAV and liquidity, if any, of the market for our Common Shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or shareholders;

•	departure of either of the Adviser or certain of its respective key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.
Economic events that may cause our shareholders to request that we repurchase their shares may materially adversely affect our cash flow and our results of operations and financial condition.
Events affecting economic conditions in the U.S. and/or elsewhere or globally, such as the general negative performance of the credit sector (including as a result of inflation or higher interest rates), actual or perceived instability in the U.S banking system, or market volatility (including as a result of the ongoing hostilities between Russia and Ukraine and more recently, conflict and escalating tensions in the Middle East) could cause our shareholders to seek the repurchase of their shares pursuant to our share repurchase program at a time when such events are adversely affecting the performance of our assets. Even if we decide to satisfy all resulting repurchase requests, our cash flow and liquidity could be materially adversely affected and we may incur additional leverage. In addition, if we determine to sell assets to satisfy repurchase requests, we may not be able to realize the return on such assets that we may have been able to achieve had we sold at a more favorable time, and our results of operations and financial condition could be materially adversely affected.
In addition, shareholders have and may continue to seek, and certain financial intermediaries have and may continue to recommend to their clients that they seek, to repurchase some or all of the shares of our Common Shares that they hold. A significant volume of repurchase requests in a given period can cause requests to exceed the amount we offer to repurchase each quarter under our share repurchase program, resulting in less than the full amount of repurchase requests being satisfied in such period (including relative to our quarterly repurchase target amount). See “Item 5. Market for Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities—Share Repurchase Program” in our annual report on Form
10-K
for the fiscal year ended December 31, 2023.

USE OF PROCEEDS
We intend to use the net proceeds from this offering to (1) make investments in accordance with our investment strategy and policies, (2) reduce borrowings and repay indebtedness incurred under various financing agreements we may enter into and (3) fund repurchases under our share repurchase program. Generally, our policy will be to pay distributions and operating expenses from cash flow from operations, however, we are not restricted from funding these items from proceeds from this offering or other sources and may choose to do so, particularly in the earlier part of this offering. For additional information on our debt obligations, see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 7. Borrowings” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” in our annual report on Form
10-K
for the fiscal year ended December 31, 2023.
We will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof, and in any event generally within 60 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet our investment objectives, we may be unable to invest such proceeds within the time period we anticipate. Pending such investment, we may have a greater allocation to syndicated loans or other liquid investments than we otherwise would or we may make investments in cash or cash equivalents (such as U.S. government securities or certain high quality debt instruments).
We estimate that we will incur approximately $29.4 million of offering expenses (excluding the shareholder servicing and/or distribution fee) in connection with this offering, or approximately 0.07% of the gross proceeds, assuming maximum gross proceeds of $45,000,000,000. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.
The following tables sets forth our estimate of how we intend to use the gross proceeds from this offering. Information is provided assuming that the Fund sells the maximum number of Common Shares registered in this offering, or 1,764,014,112 Common Shares. The amount of net proceeds may be more or less than the amount depicted in the table below depending on the public offering price of our Common Shares and the actual number of Common Shares we sell in this offering. The table below assumes that Common Shares are sold at the offering price as of March 31, 2024 of $25.51 per share. Such amount is subject to increase or decrease based upon our NAV per share.
The following tables present information about the net proceeds raised in this offering for each class, assuming that we sell the maximum primary offering amount of $45,000,000,000. The tables assume that 1/3 of our gross offering proceeds are from the sale of Class S shares, 1/3 of our gross offering proceeds are from the sale of Class D shares and 1/3 of our gross offering proceeds are from the sale of Class I shares. The number of shares of each class sold and the relative proportions in which the classes of Common Shares are sold are uncertain and may differ significantly from what is shown in the tables below. Because amounts in the following tables are estimates, they may not accurately reflect the actual receipt or use of the gross proceeds from this offering. Amounts expressed as a percentage of net proceeds or gross proceeds may be higher or lower due to rounding.

The
following table presents information regarding the use of proceeds raised in this offering with respect to Class S shares.

	Maximum Offering of $15,000,000,000 in Class S Shares
Gross Proceeds (1)	$15,000,000,000	100.00%
Upfront Sales Load (2)	—	—
Organization and Offering Expenses (3)	9,805,742	0.07

Net Proceeds Available for Investment	$14,990,194,258	99.93%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class D shares.

	Maximum Offering of $15,000,000,000 in Class D Dhares
Gross Proceeds (1)	$15,000,000,000	100.00%
Upfront Sales Load (2)	—	—
Organization and Offering Expenses (3)	9,805,742	0.07

Net Proceeds Available for Investment	$14,990,194,258	99.93%

The following table presents information regarding the use of proceeds raised in this offering with respect to Class I shares.

	Maximum Offering of $15,000,000,000 in Class I Shares
Gross Proceeds (1)	$15,000,000,000	100.00%
Upfront Sales Load (2)	—	—
Organization and Offering Expenses (3)	9,805,742	0.07

Net Proceeds Available for Investment	$14,990,194,258	99.93%

(1)
We intend to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415 under the Securities Act; however, in certain states this offering is subject to annual extensions.

(2)
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Selling agents will not charge such fees on Class I shares. We will pay the following shareholder servicing and/or distribution fees to the Intermediary Manager, subject to FINRA limitations on underwriting compensation: (a) for Class S shares only, a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and (b) for Class D shares only, a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly. The shareholder servicing and/or distribution fees are similar to sales commissions. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/or distribution fees charged. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its

Distribution and Servicing Plan. The total amount that will be paid over time for shareholder servicing and/ or distribution fees depends on the average length of time for which shares remain outstanding, the term over which such amount is measured and the performance of our investments, and is not expected to be paid from sources other than cash flow from operating activities. We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/ or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
(3)
The organization and offering expense numbers shown above represent our estimates of expenses to be incurred by us in connection with this offering and include estimated wholesaling expenses reimbursable by us. See “Plan of Distribution” for examples of the types of organization and offering expenses we may incur.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The discussion and analysis of our financial condition and results of operations should be read in conjunction with “Financial Highlights” and our consolidated financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of the Company and involves numerous risks and uncertainties. Please see “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” for a discussion of uncertainties, risk and assumptions associated with these statements.
Overview and Investment Framework
We are an externally managed, nondiversified
closed-end
management investment company that has elected to be treated as a BDC under the 1940 Act. Formed as a Delaware statutory trust on February 11, 2020, we are externally managed by the Adviser, which is responsible for sourcing potential investments, conducting due diligence on prospective investments, analyzing investment opportunities, structuring investments and monitoring our portfolio on an ongoing basis. Our Adviser is registered as investment adviser with the SEC. We have elected to be treated, and intend to qualify annually thereafter, as a RIC under the Code.
Under our Investment Advisory Agreement, we have agreed to pay the Adviser an annual management fee as well as an incentive fee based on our investment performance. Also, under the Administration Agreement, we have agreed to reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal market conditions, we generally invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). If we change our 80% test, we will provide shareholders with at least 60 days’ notice of such change. Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through Private Credit. In limited instances, we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in Opportunistic Credit. We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.
Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies) we also expect to invest to some extent in European and other
non-U.S.
companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest
with other Blackstone Credit & Insurance funds.
Key Components of Our Results of Operations
Investments
We focus primarily on loans and securities, including syndicated loans, of U.S. private companies. Our level of investment activity (both the number of investments and the size of each investment) can and will vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to private companies, the level of merger and acquisition activity for such companies, the general economic environment, trading prices of loans and other securities and the competitive environment for the types of investments we make.
Revenues
We generate revenues in the form of interest income on debt investments, capital gains, and dividend income from our equity investments in our portfolio companies. Our senior and subordinated debt investments are expected to bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid PIK interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts. In addition, we generate revenue in the form of commitment, loan origination, structuring or diligence fees, fees for providing managerial assistance to our portfolio companies, and possibly consulting fees.
Expenses
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We bear all other costs and expenses of our operations, administration and transactions, including, but not limited to (a) investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement; (b) our allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) our chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment
professionals (including information technology professionals) at the Administrator that perform duties for us; and (iii) any internal audit group personnel of Blackstone or any of its affiliates; and (c) all other expenses of our operations, administrations and transactions.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Expense Support and Conditional Reimbursement Agreement
We have entered into the Expense Support Agreement with the Adviser. For additional information see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” in our audited financial statements for the year ended December 31, 2023 and “Investment Advisory Agreement and Administration Agreement” herein.
Portfolio and Investment Activity
For the year ended December 31, 2023, we made $7,088.3 million aggregate principal amount of new investment commitments (including $1,791.3 million of which remained unfunded as of December 31, 2023),

$6,877.0 million of which was first lien debt, $35.5 million of which was second lien debt, $18.7 million of which was unsecured debt, $67.5 million of which was structured finance obligations and $89.6 million of which was equity.
Our investment activity is presented below (information presented herein is at amortized cost unless otherwise indicated) (dollar amounts in thousands):

	As of and for the year ended December 31,
	2023	2022	2021
Investments:
Total investments, beginning of period	$49,935,296	$30,698,023	$—
New investments purchased	7,536,897	28,358,977	34,307,086
Payment-in-kind interest capitalized	236,822	140,006	4,910
Net accretion of discount on investments	172,875	147,923	38,201
Net realized gain (loss) on investments	(308,564)	(252,197)	12,796
Investments sold or repaid	(6,551,603)	(9,157,436)	(3,664,970)

Total investments, end of period	$51,021,723	$49,935,296	$30,698,023

Amount of investments funded at principal:
First lien debt investments	$7,482,700	$26,775,118	$31,929,838
Second lien debt investments	85,438	764,387	1,982,239
Unsecured debt	18,733	38,949	81,418
Structured finance investments	67,540	129,811	288,700
Equity investments and Investments in Joint Ventures (1)	88,964	2,483,632	528,924

Total	$7,743,375	$30,191,897	$34,811,119

Proceeds from investments sold or repaid:
First lien debt investments	$(6,064,022)	$(8,637,315)	$(3,413,413)
Second lien debt investments	(256,812)	(448,327)	(177,391)
Unsecured debt	(14,616)	(24,922)	(74,166)
Structured finance investments	(31,728)	(6,100)	—
Equity investments and Investments in Joint Ventures	(184,425)	(40,770)	—

Total	$(6,551,603)	$(9,157,434)	$(3,664,970)

Number of portfolio companies	503	532	454
Weighted average yield on debt and income producing investments, at amortized cost (2)(3)	11.7%	10.4%	6.7%
Weighted average yield on debt and income producing investments, at fair value (2)(3)	11.8%	10.6%	6.7%
Average loan to value (LTV) (4)	43.7%	43.6%	42.7%
Percentage of debt investments bearing a floating rate, at fair value	99.9%	99.8%	99.6%
Percentage of debt investments bearing a fixed rate, at fair value	0.1%	0.2%	0.4%
Percentage of assets on non-accrual, at amortized cost (5)	0.1%	0.1%	—%

(1)	Includes $0.0 million, $2,232.7 million and $0.0 million of investments in our joint ventures years ended December 31, 2023, 2022 and 2021, respectively.
(2)
Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(3)
As of December 31, 2023, 2022 and 2021, the weighted average total portfolio yield at cost was 11.0%, 9.8% and 6.6%, respectively. The weighted average total portfolio yield at fair value was 11.1%, 10.0% and 6.6%, respectively.

(4)
Includes all private debt investments for which fair value is determined by our Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Average loan-to-value represents the net ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable private debt investments. Loan-to-value is calculated as the current total net debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company as of the most recent quarter end.

(5)
As a percentage of total amortized cost of Investments (excluding Investments in Joint Ventures). Assets on non-accrual
represented less than 0.1%, less than 0.1% and 0.0% of total fair value of Investments (excluding Investments in Joint Ventures) as of December 31, 2023, 2022 and 2021, respectively.

As of December 31, 2023 and 2022, our portfolio companies had a weighted average annual EBITDA of $223.0 million and $188.8 million, respectively. These calculations include all private debt investments for which fair value is determined by the Board of Trustees in conjunction with a third-party valuation firm and excludes quoted assets. Amounts are weighted based on fair market value of each respective investment. Amounts were derived from the most recently available portfolio company financial statements, have not been independently verified by us, and may reflect a normalized or adjusted amount. Accordingly, we make no representation or warranty in respect of this information.
For additional information see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 4. Investments” in our audited financial statements for the year ended December 31, 2023.
BCRED Emerald JV
BCRED Emerald JV LP (“Emerald JV”), a Delaware limited liability company, was formed as a joint venture between the Company and a large North American pension fund (the “Emerald JV Partner”), and commenced operations on January 18, 2022 and operates under a limited liability company agreement. The Emerald JV’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans.
As of December 31, 2023, the Company and the Emerald JV Partner have committed to contribute up to $2,250.0 million and $750.0 million, respectively, of capital to the Emerald JV. As of December 31, 2023 the Company had contributed $2,002.5 million and the Emerald JV Partner had contributed $667.5 million of capital and $247.5 million and $82.5 million of capital remained uncalled from the Company and the Emerald JV Partner, respectively. The Company and the Emerald JV Partner own 75% and 25%, respectively, of the equity ownership interests of the Emerald JV. The Company and the Emerald JV Partner, through their joint control of the Emerald JV’s General Partner, have equal control of the Emerald JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Emerald JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Emerald JV must be approved by the Emerald JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Emerald JV Partner. The Company does not consolidate the Emerald JV.

The following table is a summary of Emerald JV’s portfolio as of December 31, 2023 and December 31, 2022:

	December 31, 2023	December 31, 2022
Total investments, at fair value	$5,325,685	$6,143,310
Total senior secured debt investments, at fair value	5,187,161	5,722,448
Number of portfolio companies	272	443
Weighted average yield on debt and income producing investments, at fair value (1)	11.5%	10.9%
Weighted average yield on debt and income producing investments, at cost (1)	11.4%	10.7%
Percentage of debt investments bearing a floating rate, at fair value	99.8%	93.5%
Percentage of debt investments bearing a fixed rate, at fair value	0.2%	6.5%
Percentage of assets on non-accrual, at amortized cost (2)	0.1%	0.2%

(1)
Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(2)
As a percentage of total amortized cost of Investments of Emerald JV. Assets on non-accrual
represented 0.1% and 0.1% of total fair value of Investments of Emerald JV as of December 31, 2023 and December 31, 2022, respectively.

BCRED Verdelite JV
BCRED Verdelite JV LP (“Verdelite JV”), a Delaware limited liability company, was formed as a joint venture between the Company and an entity managed by an alternative credit management investment firm with a specialized focus on structured and syndicated credit, including CLO management (the “Verdelite JV Partner”), and commenced operations on October 21, 2022 and operates under a limited liability company agreement. The Verdelite JV’s principal purpose is to make investments, primarily in broadly syndicated loans.
As of December 31, 2023 the Company and the Verdelite JV Partner have committed to contribute up to $147.0 million and $21.0 million of capital, respectively, to the Verdelite JV. The Company and the Verdelite JV Partner own 87.5% and 12.5%, respectively, of the equity ownership interests of the Verdelite JV. The Company and the Verdelite JV Partner, through their joint control of the Verdelite JV’s General Partner, have equal control of the Verdelite JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Verdelite JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Verdelite JV must be approved by the Verdelite JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Verdelite JV Partner. The Company does not consolidate the Verdelite JV.

The following table is a summary of Verdelite JV’s portfolio as of December 31, 2023 and December 31, 2022:

	December 31, 2023	December 31, 2022
Total investments, at fair value	$591,886	$490,615
Total senior secured debt investments, at fair value	591,886	490,615
Number of portfolio companies	192	129
Weighted average yield on debt and income producing investments, at fair value (1)	9.7%	9.3%
Weighted average yield on debt and income producing investments, at cost (1)	9.8%	9.2%
Percentage of debt investments bearing a floating rate, at fair value	100.0%	100.0%
Percentage of debt investments bearing a fixed rate, at fair value	-%	-%
Percentage of assets on non-accrual, at amortized cost (2)	-%	-%

(1)
Computed as (a) the annual stated interest rate or yield plus the annual accretion of discounts or less the annual amortization of premiums, as applicable, on accruing debt included in such securities, divided by (b) total debt investments (at fair value or cost, as applicable) included in such securities. Actual yields earned over the life of each investment could differ materially from the yields presented above.

(2)	As a percentage of total amortized cost of Investments of Verdelite JV. Verdelite JV had no assets on non-accrual as of December 31, 2023 and December 31, 2022.
For additional information on the Emerald JV and Verdelite JV, including a list of portfolio investments for each, see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 11. Joint Ventures”

in our audited financial statements for the year ended December 31, 2023.
Results of Operations
The following table represents our operating results (dollar amounts in thousands):

	For the Year Ended December 31,
	2023	2022	2021
Total investment income	$5,738,009	$3,602,347	$810,440
Net expenses before excise tax	2,646,721	1,616,795	303,024

Net investment income before excise tax	3,091,288	1,985,552	507,416

Excise tax expense	32,826	975	—

Net investment income after excise tax	3,058,462	1,984,577	507,416
Net change in unrealized appreciation (depreciation)	615,705	(1,045,678)	103,901
Net realized gain (loss)	(310,984)	(275,829)	16,565

Net increase (decrease) in net assets resulting from operations	$3,363,183	$663,070	$627,882

Net increase (decrease) in net assets resulting from operations can vary from period to period as a result of various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and changes in unrealized appreciation and depreciation on the investment portfolio. As a result, comparisons may not be meaningful.

Expenses
Expenses were as follows (dollar amounts in thousands):

	For the Year Ended December 31,
	2023	2022	2021
Interest expense	$1,759,437	$990,538	$144,929
Management fees	316,238	259,944	74,560
Income based incentive fees	446,922	288,892	71,500
Capital gains incentive fees	—	(15,058)	15,058
Distribution and shareholder servicing fees
Class S	68,878	50,424	11,752
Class D	1,117	2,302	338
Professional fees	20,114	12,917	3,533
Board of Trustees’ fees	913	877	563
Administrative service expenses	6,729	5,767	2,094
Other general & administrative	23,120	15,156	6,491
Organization costs	—	—	1,090
Amortization of continuous offering costs	3,253	5,036	4,217

Total expenses before excise tax	2,646,721	1,616,795	336,125
Expense support	—	—	(2,199)
Recoupment of expense support	—	—	2,199
Management fees waived	—	—	(18,231)
Incentive fees waived	—	—	(14,870)

Net expenses before excise tax	2,646,721	1,616,795	303,024

Net investment income before excise tax	3,091,288	1,985,552	507,416
Excise tax expense	32,826	975	—

Net investment income after excise tax	$3,058,462	$1,984,577	$507,416

Interest Expense
Total interest expense (including unused fees, amortization of deferred financing costs and accretion of net discounts on unsecured debt) increased to $1,759.4 million for the year ended December 31, 2023, an increase of $768.9 million or 78% compared to the year ended December 31, 2022, primarily driven by an increase in the weighted average interest rate on our borrowings relative to the prior year and an increase in the average principal of debt outstanding.
Our weighted average interest rate increased to 6.93% for the year ended December 31, 2023 from 4.03% for the same period in the prior year. The average principal of debt outstanding increased to $24,905.9 million for the year ended December 31, 2023 from $23,930.7 million in the prior year.
Management Fees
Management fees increased to $316.2 million for the year ended December 31, 2023, an increase of $56.3 million or 22% compared to the year ended December 31, 2022 primarily due to an increase in weighted average net assets to $25,444.7 million for the year ended December 31, 2023 compared to $20,839.4 million for the year ended December 31, 2022.
Income Based Incentive Fees
Income based incentive fees increased to $446.9 million for the year ended December 31, 2023, an increase of $158.0 million or 55% compared to the year ended December 31, 2022 primarily due to an increase in pre-incentive
fee net investment income.
Pre-incentive
fee net investment income increased to $3,575.4 million for the year ended December 31, 2023 from $2,311.1 million for the same period in the prior year.
Capital Gains Based Incentive Fees
We accrued no capital gains incentive fees for the year ended December 31, 2023. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less in the prior period. If such cumulative amount is negative, then there is no accrual.
Other Expenses
Total other expenses were $124.1 million for the year ended December 31, 2023, primarily comprised of $70.0 million of distribution and shareholder servicing fees paid with respect to Class S and Class D investors, $20.1 million of professional fees (including legal, rating agencies, audit, tax, valuation, technology and other professional fees related to management of the Company), and $23.1 million of general and administrative expenses (including insurance, filing, research, and fees paid to our sub-administrator
and transfer agent). The increase of $31.6 million compared to the prior year was primarily driven by the costs attributable to increased subscriptions to our Class S and Class D shares, as well as increased professional fees and other general & administrative fees driven, in part, by inflationary pressure driving increased costs.
Income Taxes, Including Excise Taxes
We elected to be treated as a RIC under Subchapter M of the Code, and we intend to operate in a manner so as to continue to qualify for the tax treatment applicable to RICs. To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income
and asset diversification requirements. In addition, to qualify for taxation as a RIC, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt
income.
In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year
period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.
For the years ended December 31, 2023, 2022 and 2021, the Company incurred $32.8 million, $1.0 million and $0.0 million, respectively, of U.S. federal excise tax.

Investment Income
Investment income was as follows (dollar amounts in thousands):

	For the Year Ended December 31,
	2023	2022	2021
Interest income	$5,196,090	$3,330,329	$768,141
Payment-in-kind interest income	220,889	129,475	9,267
Dividend income	317,749	114,604	2,209
Fee income	3,281	27,939	30,823

Total investment income	$5,738,009	$3,602,347	$810,440

Total investment income increased to $5,738.0 million for the year ended December 31, 2023, an increase of $2,135.7 million or 59% compared to the year ended December 31, 2022. This was primarily driven by increased benchmark interest rates and an increase in the average investments at fair value of $48,543.8 million during 2023 compared to $43,166.8 million during 2022. This was further driven by increased dividend income, primarily comprised of $309.9 million received from our Emerald JV and Verdelite JV joint ventures as compared to $100.3 million in the prior year.
Additionally, for the year ended December 31, 2023, we recorded $19.1 million of non-recurring
interest income (e.g., prepayment premiums, accelerated accretion of upfront loan origination fees and unamortized discounts, etc.) as compared to $3.3 million in the prior year primarily a result of increased prepayments.
For the years ended December 31, 2023 and 2022,
Payment-in-kind
interest income represented 3.8% and 3.6% of total investment income, respectively. We expect that investment income will vary based on a variety of factors including the pace of our originations, repayments and changes in interest rates.
While rising interest rates have favorably impacted our investment income during the year ended December 31, 2023, further interest rate increases and the resulting higher cost of capital have the potential to negatively impact the free cash flow and credit quality of certain borrowers which could impact their ability to make principal and interest payments. If such interest rate increases occur concurrently with a period of economic weakness or a slowdown in growth, our borrowers’ and/or our portfolio performance may be negatively impacted. Further, significant market dislocation as a result of changing economic conditions could limit the liquidity of certain assets traded in the credit markets, and this could impact our ability to sell such assets at attractive prices or in a timely manner.
Net Unrealized Gain (Loss)
Net change in unrealized gain (loss) was comprised of the following (dollar amounts in thousands):

	For the Year Ended December 31,
	2023	2022	2021
Net change in unrealized gain (loss) on investments	$632,049	$(1,050,537)	$113,329
Net change in unrealized gain (loss) on derivative instruments	(13,259)	(4,301)	1,505
Net change in unrealized gain (loss) on foreign currency and other transactions	(3,085)	9,160	(10,933)

Net change in unrealized gain (loss)	$615,705	$(1,045,678)	$103,901

For the year ended December 31, 2023, the net change in unrealized gain of $615.7 million was primarily driven by the increase in the fair value of our debt investments. The fair value of our debt investments as a percentage of principal increased by 1.1% to 97.4% as of December 31, 2023, as compared to 96.3% as of December 31, 2022, driven, in part, by changes in the economic outlook as well as portfolio company fundamentals.
For the year ended December 31, 2023, we had net unrealized losses of $13.3 million and $3.1 million on foreign currency forward contracts and foreign currency transactions, respectively, primarily as a result of fluctuations in the GBP, NOK and EUR exchange rates versus USD.
Net Realized Gain (Loss)
The realized gains and losses on fully exited and partially exited investments comprised of the following (dollar amounts in thousands):

	For the Year Ended December 31,
	2023	2022	2021
Net realized gain (loss) on investments	$(308,564)	$(252,197)	$12,796
Net realized gain (loss) on derivative instruments	3,063	(43,104)	—
Net realized gain (loss) on forward purchase obligation	—	—	3,709
Net realized gain (loss) on syndicated warehouse agreement	—	—	2,334
Net realized gain (loss) on foreign currency and other transactions	(5,483)	19,472	(2,274)

Net realized gain (loss)	$(310,984)	$(275,829)	$16,565

For the year ended December 31, 2023, net realized losses on investments of $308.6 million which was primarily driven by full or partial sales or restructures of our debt investments.
For the year ended December 31, 2023, we additionally incurred net realized losses of $5.5 million on foreign currency and other transactions primarily as a result of fluctuations in the EUR and CAD exchange rates versus USD.
The net realized losses on investments and foreign currency and other transactions for the year ended December 31, 2023 were partially offset by net realized gains on derivative assets and derivative liabilities of $3.1 million. Gains are a result of the settlement of our foreign currency derivative transactions.
Financial Condition, Liquidity and Capital Resources
We generate cash primarily from the net proceeds of our continuous offering of Common Shares, proceeds from net borrowings on our credit facilities and unsecured debt issuances, income earned and repayments on principal on our debt investments. The primary uses of our cash and cash equivalents are for (i) originating and purchasing debt and other investments, (ii) funding the costs of our operations (including fees paid to our Adviser and expense reimbursements paid to our Administrator), (iii) debt service, repayment and other financing costs of our borrowings, (iv) funding repurchases under our share repurchase program and (v) cash distributions to the holders of our Common Shares.
As of December 31, 2023 and December 31, 2022, our debt consisted of asset based leverage facilities, a revolving credit facility, unsecured note issuances, short term borrowings related to repurchase obligations and debt securitizations. We have and will continue to, from time to time, enter into additional credit facilities, increase the size of our existing credit facilities or issue additional debt securities, including debt securitizations, unsecured debt and other forms of debt. Any such incurrence or issuance may be from sources within the U.S. or from various foreign geographies or jurisdictions, and may be denominated in currencies other than the U.S. Dollar. Additionally, any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to incur borrowings, issue debt securities or issue preferred stock, if immediately after the borrowing or issuance, the ratio of total assets (less total liabilities other than indebtedness) to total indebtedness plus preferred stock, is at least 150%. As of December 31, 2023 and December 31, 2022, we had an aggregate principal amount of $23,407.8 million and $26,842.2 million, of debt outstanding and our asset coverage ratio was 221.9% and 184.5%, respectively.
Cash and cash equivalents as of December 31, 2023, taken together with our $12,311.6 million of unused capacity under our credit facilities (subject to borrowing base availability, $10,785.0 million is available to borrow), proceeds from new or amended financing arrangements and the continuous offering of our Common Shares is expected to be sufficient for our investing activities and to conduct our operations in the near term. This determination is based in part on our expectations for the timing of funding investment purchases and the timing and amount of future proceeds from sales of our Common Shares and the use of existing and future financing arrangements. As of December 31, 2023, we had a significant amount of unfunded commitments, which we planned to fund using proceeds from offering our Common Shares and available borrowing capacity under our credit facilities. Additionally, we held $5,077.5 million of Level 2 debt investments as of December 31, 2023, which could provide additional liquidity if necessary.
Although we have historically been able to obtain sufficient borrowing capacity, a deterioration in economic conditions or any other negative economic developments could restrict our access to financing in the future. We may not be able to find new financing for future investments or liquidity needs and, even if we are able to obtain such financing, such financing may not be on as favorable terms as we have previously obtained. These factors may limit our ability to make new investments and adversely impact our results of operations.
As of December 31, 2023, we had $1,481.8 million in cash and cash equivalents. During the year ended December 31, 2023, cash provided by operating activities was $1,823.3 million, primarily from receipt of interest payments from our investments and additionally proceeds from principal repayments on and sale of investments of $6,551.6 million partially offset by purchases of investments of $7,536.9 million. Cash used in financing activities was $1,692.3 million during the year, which was primarily as a result of net repayments on debt of $3,551.2 million, share repurchases of $3,750.7 million and dividends paid in cash of $1,350.7 million, partially offset by proceeds from issuance of Common Shares of $7,004.1 million.

Equity
The following table presents transactions in the Common Shares during the year ended December 31, 2023 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	172,155,545	$4,301,597
Share transfers between classes	46,741,153	1,160,908
Distributions reinvested	31,244,345	779,404
Share repurchases	(106,798,719)	(2,667,420)
Early repurchase deduction	—	199

Net increase (decrease)	143,342,324	$3,574,688

CLASS S
Subscriptions	97,788,907	$2,442,624
Share transfers between classes	(2,790,572)	(69,353)
Distributions reinvested	13,972,434	348,634
Share repurchases	(17,647,552)	(441,447)
Early repurchase deduction	—	213

Net increase (decrease)	91,323,217	$2,280,671

CLASS D
Subscriptions	10,437,577	$259,923
Share transfers between classes	(43,951,096)	(1,091,555)
Distributions reinvested	728,009	18,060
Share repurchases	(557,743)	(13,828)
Early repurchase deduction	—	12

Net increase (decrease)	(33,343,253)	$(827,388)

Total net increase (decrease)	201,322,288	$5,027,971

Distributions and Distribution Reinvestment Plan
The following tables summarize our distributions declared and payable for the year ended December 31, 2023 (dollar amounts in thousands, except per share amounts):

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2100	$125,726
February 24, 2023	February 28, 2023	March 29, 2023	0.2100	127,513
March 23, 2023	March 31, 2023	April 28, 2023	0.2100	138,990
April 19, 2023	April 30, 2023	May 26, 2023	0.2100	135,044
May 17, 2023	May 31, 2023	June 27, 2023	0.2100	137,362
June 20, 2023	June 30, 2023	July 27, 2023	0.2100	142,770
July 19, 2023	July 31, 2023	August 28, 2023	0.2100	138,028
August 17, 2023	August 31, 2023	September 27, 2023	0.2200	148,342
September 20, 2023	September 30, 2023	October 27, 2023	0.2200	153,681
October 18, 2023	October 31, 2023	November 27, 2023	0.2200	156,483
November 20, 2023	November 30, 2023	December 29, 2023	0.2200	160,165
December 19, 2023	December 31, 2023	January 29, 2024	0.2200	165,395

			$2.5700	$1,729,499

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.1926	$55,316
February 24, 2023	February 28, 2023	March 29, 2023	0.1924	56,106
March 23, 2023	March 31, 2023	April 28, 2023	0.1924	57,471
April 19, 2023	April 30, 2023	May 26, 2023	0.1925	58,078
May 17, 2023	May 31, 2023	June 27, 2023	0.1924	59,351
June 20, 2023	June 30, 2023	July 27, 2023	0.1925	61,185
July 19, 2023	July 31, 2023	August 28, 2023	0.1924	62,065
August 17, 2023	August 31, 2023	September 27, 2023	0.2023	67,089
September 20, 2023	September 30, 2023	October 27, 2023	0.2023	69,591
October 18, 2023	October 31, 2023	November 27, 2023	0.2021	71,145
November 20, 2023	November 30, 2023	December 29, 2023	0.2022	73,684
December 19, 2023	December 31, 2023	January 29, 2024	0.2021	76,320

			$2.3582	$767,401

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2049	$10,247
February 24, 2023	February 28, 2023	March 29, 2023	0.2048	10,343
March 23, 2023	March 31, 2023	April 28, 2023	0.2048	1,659
April 19, 2023	April 30, 2023	May 26, 2023	0.2048	1,591
May 17, 2023	May 31, 2023	June 27, 2023	0.2048	1,564
June 20, 2023	June 30, 2023	July 27, 2023	0.2048	1,649
July 19, 2023	July 31, 2023	August 28, 2023	0.2048	2,551
August 17, 2023	August 31, 2023	September 27, 2023	0.2148	2,635
September 20, 2023	September 30, 2023	October 27, 2023	0.2148	2,908
October 18, 2023	October 31, 2023	November 27, 2023	0.2147	3,161
November 20, 2023	November 30, 2023	December 29, 2023	0.2148	3,256
December 19, 2023	December 31, 2023	January 29, 2024	0.2147	3,318

			$2.5075	$44,882

For the years ended December 31, 2023, 2022 and 2021, interest-related dividends represented 99.6%, 99.6% and 87.1% of total distributions paid by the Company, respectively. Interest-related dividends are generally exempt from U.S. withholding tax when paid to
non-U.S.
shareholders that satisfy applicable requirements, including the delivery of proper tax certifications.
For the years ended December 31, 2023, 2022 and 2021, short-term capital gain dividends represented 0.0%, 0.0% and 5.1% of total distributions paid by the Company, respectively. Qualified short-term capital gain dividends are generally exempt from U.S. withholding tax when paid to
non-U.S.
shareholders.
For the years ended December 31, 2023, 2022 and 2021, capital gain dividends represented 0.0%, 0.0% and 0.0% of total dividends paid by the Company, respectively.
With respect to distributions, we have adopted an “opt out” distribution reinvestment plan for shareholders. As a result, in the event of a declared cash distribution or other distribution, each shareholder that has not “opted out” of the distribution reinvestment plan will have their dividends or distributions automatically reinvested in additional Common Shares rather than receiving cash distributions. Shareholders who receive distributions in the form of Common Shares will be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.
For additional information on our distributions and dividend reinvestment plan, see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 9. Net Assets” in our audited financial statements for the year ended December 31, 2023.
Share Repurchase Program
The Company has implemented a share repurchase program under which, at the discretion of the Board of Trustees, the Company may repurchase, in each quarter, up to 5% of the NAV of the Company’s Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. The Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. Additionally, pursuant to Rule
23c-1(a)(10)
under the 1940 Act, the Company may also repurchase its outstanding Common Shares outside of the share repurchase program. All Common Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under the share repurchase program, to the extent the Company offers to repurchase Common Shares in any particular quarter, it is expected to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that Common Shares that have not been outstanding for at least one year will be repurchased subject to the Early Repurchase Deduction. The one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Company. In addition, the Company’s Common Shares are sold to certain feeder vehicles primarily created to hold the Company’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. For such feeder vehicles and similar arrangements in certain markets, the Company will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.
During the year ended December 31, 2023, approximately 125,004,014 Common Shares were repurchased for a total value of $3,122.3 million (net of Early Repurchase Deduction).
For additional information on our share repurchases see “Item 8. Consolidated Financial Statements and Supplementary Data-Notes to Consolidated Financial Statements—Note 9. Net Assets” in our audited financial statements for the year ended December 31, 2023.
Borrowings
As of December 31, 2023 and December 31, 2022, we had an aggregate principal amount of $23,407.8 million and $26,842.2 million, respectively, of debt outstanding.

For additional information on our debt obligations see “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 7. Borrowings” of our audited financial statements for the year ended December 31, 2023 included herein.
Interest Rate Swaps
The Company uses interest rate swaps to mitigate interest rate risk associated with the Company’s fixed rate liabilities, and has designated certain interest rate swaps to be in a hedge accounting relationship.
See “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 2. Significant Accounting Policies—Derivative Instruments” and “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 6. Derivatives” of our audited financial statements for the year ended December 31, 2023 for additional disclosure regarding our derivative instruments designated in a hedge accounting relationship.
Off-Balance
Sheet Arrangements
Portfolio Company Commitments
Our investment portfolio contains and is expected to continue to contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2023 and December 31, 2022, we had unfunded commitments, including delayed draw term loans and revolvers, with an aggregate principal amount of $5,370.8 million and $6,343.1 million, respectively.
Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the investment vehicles it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective investment vehicle’s allocation may change prior to the date of funding. In this regard, as of December 31, 2023 and December 31, 2022, we estimate that it had $399.5 million and $1,219.5 million, respectively, of investments that were committed but not yet funded.
Other Commitments and Contingencies
As of December 31, 2023 and December 31, 2022, $340.8 million and $282.3 million, respectively, of capital committed remained uncalled from the Company in relation to capital commitments to Emerald JV, Verdelite JV and SLC.
From time to time, we may become a party to certain legal proceedings incidental to the normal course of its business. As of December 31, 2023, management is not aware of any material pending legal proceedings.
Related-Party Transactions
We have entered into a number of business relationships with affiliated or related parties, including the following:

•	the Investment Advisory Agreement;

•	the Administration Agreement;

•	the Intermediary Manager Agreement; and

•	the Expense Support and Conditional Reimbursement Agreement.

In addition to the aforementioned agreements, we, our Adviser and certain of our Adviser’s affiliates have been granted exemptive relief by the SEC to co-invest with
other funds managed by our Adviser or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” in our audited financial statements for the year ended December 31, 2023.
Recent Developments
Macroeconomic Environment
The year ended December 31, 2023 was characterized by continued volatility in global markets, driven by investor concerns over inflation, rising interest rates, slowing economic growth, political and regulatory uncertainty and geopolitical conditions, including the war in Ukraine and Russia and the escalated conflict in the Middle East. Events affecting financial institutions during the year also contributed to volatility in global markets and diminished liquidity and credit availability.
During 2023, inflation began to moderate as a result of the monetary policy tightening actions taken by central banks, including raising interest rates. These higher interest rates have created further uncertainty for the economy and for our borrowers. Although our business model is such that rising interest rates will, all else being equal, correlate to increases in our net income, increases in interest rates may adversely affect our existing borrowers and lead to nonperformance, as higher costs may dampen consumer spending and slow corporate profit growth, which may negatively impact our portfolio companies as they may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing
assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. It remains difficult to predict the full impact of recent changes and any future changes in interest rates or inflation.
Banking Sector Conditions
Bank closures in the United States over the course of 2023 have caused uncertainty for financial services companies and fear of instability in the global financial system generally. In addition, certain financial institutions-in particular smaller and/or regional banks-have experienced volatile stock prices and significant losses in their equity value, and there is concern that depositors at these institutions have withdrawn, or may withdraw in the future, significant sums from their accounts at these institutions. Notwithstanding intervention by U.S. governmental agencies to protect the uninsured depositors of banks that have recently closed, there is no guarantee that the uninsured depositors of a financial institution that closes (which depositors could include the Company and/or its portfolio companies) will be made whole or, even if made whole, that such deposits will become available for withdrawal in short order. There is a risk that other banks, or other financial institutions, may be similarly impacted, and it is uncertain what steps (if any) regulators may take in such circumstances or what other economic or other impacts there may be. In addition, uncertainty caused by recent bank failures-and
general concern regarding the financial health and outlook for other financial institutions-could have an overall negative effect on banking systems and financial markets generally. These recent developments may also have other implications for broader economic and monetary policy, including interest rate policy. For the foregoing reasons, there can be no assurances that conditions in the banking sector and in global financial markets will not worsen and/or adversely affect the Company, its portfolio companies or their respective financial performance.
Reference Rate Reform
LIBOR and certain other floating rate benchmark indices have been the subject of recent national, international and regulatory guidance and proposals for reform or replacement. The publication of USD LIBOR continued until June 30, 2023, and market participants have generally transitioned to SOFR thereafter. Additionally, market participants have transitioned from GBP LIBOR to the Sterling Overnight Index Average (“SONIA”), in line with guidance from the U.K. regulators.

Critical Accounting Estimates
The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets, and any other parameters used in determining such estimates could cause actual results to differ. Our critical accounting policies and estimates should be read in connection with our risk factors described in “Risk Factors.”
The Company is required to report its investments, including those for which current market values are not readily available, at fair value in accordance with ASC 820, Fair Value Measurements (“ASC 820”), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule
2a-5
under the 1940 Act.
Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule
2a-5
under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. The Company utilizes mid-market
pricing (i.e.,
mid-point
of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment. Examples of events that would cause market quotations to not reflect fair value could include cases when a security trades infrequently or not at all, causing a quoted purchase or sale price to become stale, or in the event of a “fire sale” by a distressed seller. All price overrides require approval from the Board of Trustees.
Where prices or inputs are not available or, in the judgment of the Board of Trustees, are not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.
The Company’s Board of Trustees undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•
The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in conjunction with the Adviser’s investment professionals responsible for each portfolio investment;

•
In addition, independent valuation firms engaged by the Board of Trustees prepare quarter-end
valuations of such investments except de minimis investments, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Board of Trustees and the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•
The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;

•	The Adviser’s Valuation Committee makes valuation recommendations to the Audit Committee;

•
The Audit Committee reviews the valuation recommendations made by the Adviser’s Valuation Committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board of Trustees; and

•
The Board of Trustees reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the Adviser’s Valuation Committee and, where applicable, the independent valuation firms and other external service providers.

Valuation of each of our investments will generally be made, as described above, as of the end of each fiscal quarter. In cases where the Company determines its NAV at times other than a quarter end, the Company updates the value of securities with market quotations to the most recent market quotation. For securities without market quotations, non-quarterly
valuations will generally be the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with the Company’s valuation policy, pursuant to authority delegated by the Board of Trustees.
As part of the valuation process, the Board of Trustees takes into account relevant factors in determining the fair value of the Company’s investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board of Trustees with the assistance of the Adviser, the Audit Committee and independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.
The Board of Trustees has and will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of the Company’s portfolio securities for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment each quarter, and the Board of Trustees may reasonably rely on that assistance. However, the Board of Trustees is responsible for the ultimate valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.
Quantitative and Qualitative Disclosures About Market Risk
Uncertainty with respect to the economic conditions has introduced significant volatility in the financial markets, and the effect of the volatility could materially impact our market risks, including those listed below. We are subject to financial market risks, including valuation risk and interest rate risk.
Valuation Risk
We have invested, and plan to continue to invest, primarily in illiquid debt and equity securities of private companies. Most of our investments will not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board of Trustees, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firms engaged on the recommendation of the Adviser and at the direction of our Board of Trustees, and in accordance with our valuation policy. There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize amounts that are different from the amounts presented and such differences could be material.
Interest Rate Risk
Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We intend to fund portions of our investments with borrowings, and at such time, our net investment income will be affected by the difference between the rate at which we invest and the rate at which we borrow. Accordingly, we cannot assure shareholders that a significant change in market interest rates will not have a material adverse effect on our net investment income.
As of December 31, 2023, 99.9% of our debt investments based on fair value in our portfolio were at floating rates. Based on our Consolidated Statements of Assets and Liabilities as of December 31, 2023, the following table shows the annualized impact on net income of hypothetical base rate changes in interest rates (considering interest rate floors and ceilings for floating rate instruments assuming no changes in our investment and borrowing structure) (dollar amounts in thousands):

	Interest Income	Interest Expense	Net Income (1)
Up 300 basis points	$1,463,244	$(619,151)	$844,093
Up 200 basis points	975,496	(412,767)	562,729
Up 100 basis points	487,748	(206,384)	281,364
Down 100 basis points	(487,709)	206,384	(281,325)
Down 200 basis points	(974,748)	412,767	(561,981)

(1)
Excludes the impact of incentive fees. See “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 3. Fees, Expenses, Agreements and Related Party Transactions” for further information.

We may in the future hedge against interest rate fluctuations by using hedging instruments such as additional interest rate swaps, futures, options and forward contracts. While hedging activities may mitigate our exposure to adverse fluctuations in interest rates, certain hedging transactions that we may enter into in the future, such as interest rate swap agreements, may also limit our ability to participate in the benefits of changes in interest rates with respect to our portfolio investments.

INVESTMENT OBJECTIVES AND STRATEGIES
We were formed on February 11, 2020, as a Delaware statutory trust. We were organized to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies.
We have elected to be regulated as a BDC under the 1940 Act. We also have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code. As a BDC and a RIC, we are required to comply with certain regulatory requirements.
Our investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. We will seek to meet our investment objectives by:

•
utilizing the experience and expertise of the management team of the Adviser, along with the broader resources of Blackstone Credit & Insurance and Blackstone in sourcing, evaluating and structuring transactions, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest;

•
employing a defensive investment approach focused on long-term credit performance and principal protection, generally investing in loans with asset coverage ratios and interest coverage ratios that the Adviser believes provide substantial credit protection, and also seeking favorable financial protections, including, where the Adviser believes necessary, one or more financial maintenance and incurrence covenants (i.e., covenants that are tested when affirmative action is taken, such as the incurrence of additional debt and/or making dividend payments);

•
focusing on loans and securities of U.S. private companies, and to a lesser extent European and other
non-U.S.
companies. In many market environments, we believe such a focus offers an opportunity for superior risk-adjusted returns;

•	maintaining rigorous portfolio monitoring, in an attempt to anticipate and pre-empt negative credit events within our portfolio; and

•	utilizing the power and scale of Blackstone and the Blackstone Credit & Insurance platform to offer operational expertise to portfolio companies through the Value Creation Program.
Our investment strategy is expected to capitalize on Blackstone Credit & Insurance’s scale and reputation in the market as an attractive financing partner to acquire our target investments at attractive pricing. We also expect to benefit from Blackstone’s reputation and ability to transact in scale with speed and certainty, and its long-standing and extensive relationships with private equity firms that require financing for their transactions.
Under normal circumstances, we will invest at least 80% of our total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, we expect that the majority of our portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through Private Credit. In limited instances, we may retain the “last out” portion of a first-lien loan. In such cases, the “first out” portion of the first lien loan would receive priority with respect to payment over our “last out” position. In exchange for the higher risk of loss associated with such “last out” portion, we would earn a higher rate of interest than the “first out” position. To a lesser extent, we will also invest in Opportunistic Credit. We expect that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for our share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.
Most of our investments are in U.S. private companies, but (subject to compliance with BDCs’ requirement to invest at least 70% of its assets in U.S. private companies) we also expect to invest to some extent in European and other
non-U.S.
companies, but we do not expect to invest in emerging markets. We may invest in companies of any size or capitalization. Subject to the limitations of the 1940 Act, we may invest in loans or other securities, the proceeds of which may refinance or otherwise repay debt or securities of companies whose debt is owned by other Blackstone Credit & Insurance funds. We generally will co-invest
with other Blackstone Credit & Insurance funds.
As a BDC, at least 70% of our assets must be the type of “qualifying” assets listed in Section 55(a) of the 1940 Act, as described herein, which are generally privately-offered securities issued by U.S. private or thinly-traded companies. We may also invest up to 30% of our portfolio opportunistically in
“non-qualifying”
portfolio investments, such as investments in
non-U.S.
companies.
The loans in which we invest will generally pay floating interest rates based on a variable base rate. The senior secured loans, unitranche loans and senior secured bonds in which we will invest generally have stated terms of five to eight years, and the mezzanine, unsecured or subordinated debt investments that we may make will generally have stated terms of up to ten years, but the expected average life of such securities is generally between three and five years. However, there is no limit on the maturity or duration of any security we may hold in our portfolio. Loans and securities purchased in the secondary market will generally have shorter remaining terms to maturity than newly issued investments. We expect most of our debt investments will be unrated. Our debt investments may also be rated by a nationally recognized statistical rating organization, and, in such case, generally will carry a rating below investment grade (rated lower than “Baa3” by Moody’s Investors Service, Inc. or lower than
“BBB-”
by S&P Global Ratings). We expect that our unrated debt investments will generally have credit quality consistent with below investment grade securities. In addition, we may invest in CLOs and will generally have the right to receive payments only from the CLOs, and will generally not have direct rights against the underlying borrowers or entities that sponsored the CLOs.
We may, but are not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but we do not generally intend to enter into any such derivative agreements for speculative purposes. Any derivative agreements entered into for speculative purposes are not expected to be material to our business or results of operations. These hedging activities, which will be in compliance with applicable legal and regulatory requirements, may include the use of futures, options and forward contracts. We will bear the costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy we employ will be successful.
To seek to enhance our returns, we use and continue to expect to use leverage as market conditions permit and at the discretion of the Adviser, but in no event will leverage employed exceed the limitations set forth in the 1940 Act; which currently allows us to borrow up to a 2:1 debt to equity ratio. We use and continue to expect to use leverage in the form of borrowings, including loans from certain financial institutions and issuances of debt securities. We may also use leverage in the form of the issuance of preferred shares. In determining whether to borrow money, we will analyze the maturity, covenant package and rate structure of the proposed borrowings as well as the risks of such borrowings compared to our investment outlook. Any such leverage, if incurred, would be expected to increase the total capital available for investment by the Fund. See “Risk Factors—Risks Related to Debt Financing.”
We are currently offering on a continuous basis up to $45.0 billion of Common Shares pursuant to an offering registered with the SEC. The Fund expects to offer to sell any combination of three classes of Common Shares, Class I shares, Class S shares, and Class D shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The per share purchase price for Common Shares in the primary offering was $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares will equal the NAV per share, as of the effective date of the monthly share purchase date. The Intermediary Manager will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering.
We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital and liquidity needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our investments are subject to a number of risks, in
c
luding risks related to potential concentration in the software industry. See “Risk Factors.”
The Adviser and the Administrator
The Fund’s investment activities are managed by Blackstone Credit BDC Advisors LLC, an investment adviser registered with the SEC under the Advisers Act. Our Adviser will be responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
Blackstone Alternative Credit Advisors LP, as our Administrator, provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.
The Adviser is an affiliate of Blackstone Credit & Insurance and is led by substantially the same investment personnel as Blackstone Credit. As such, our Adviser has access to the broader resources of Blackstone Credit & Insurance and Blackstone, subject to Blackstone’s policies and procedures regarding the management of conflicts of interest. As such, the term “Blackstone Credit & Insurance” may be used when describing advisory services and resources.
Blackstone Credit & Insurance is the credit, asset-based finance and insurance asset management business unit of Blackstone, which is the largest alternative asset manager in the world with leading investment businesses across asset classes. Blackstone’s platform provides competitive advantages including scale, expertise across industries and capital structures, and deep relationships with companies and financial sponsors.
Blackstone’s four business segments are real estate, private equity, credit and insurance, and multi-asset investing. As of December 31, 2023, Blackstone had total AUM of more than $1 trillion and BXCI had total AUM of $318.9 billion.
10
BXCI combined its corporate credit, asset based finance, and, insurance businesses to form an expansive, fully integrated credit platform. BXCI’s AUM also includes a platform managed by Harvest, which primarily invests in publicly traded energy infrastructure, renewables and master limited partnerships holding midstream energy assets in North America. Effective the second quarter of 2024, Harvest will be included in the multi-asset investing business segment.
Blackstone Credit & Insurance, through its affiliates, employed 626 people headquartered in New York and in offices globally as of January 1, 2024. Blackstone Credit & Insurance’s
360-person
investment team also includes an
84-person
CIO team, which consists of individuals focused on Underwriting & Execution, Capital Formation, Asset Allocation, Structuring, Asset Management, Portfolio Insights, and Portfolio Analytics.

10
Blackstone Credit & Insurance AUM is a combined figure inclusive of Blackstone Credit, Harvest Fund Advisors LLC, Asset Based Finance, and Blackstone Insurance Solutions businesses. For the avoidance of doubt, references to information about Blackstone Credit & Insurance from December 31, 2023 or prior refer solely to the Adviser and Blackstone Alternative Credit Advisors LP, collectively with their credit-focused affiliates within Blackstone Credit & Insurance. AUM is estimated and unaudited as of December 31, 2023.

Blackstone Credit & Insurance’s Senior Managing Directors have on average 24 years of industry experience. The Fund brings Blackstone Credit & Insurance’s preeminent credit-focused investment platform to the non-exchange
traded BDC industry.
Blackstone Investment
An affiliate of Blackstone has invested $25 million in our Common Shares through one or more private placement transactions. In addition, officers and employees of Blackstone and its affiliates have also invested $73.8 million in our Common Shares.
Market Opportunity
We believe that there are and will continue to be significant investment opportunities in the targeted asset classes discussed below.
Attractive Opportunities in Floating Rate, Senior Secured Loans
We believe that opportunities in senior secured loans are significant because of the strong defensive characteristics of this asset class. While there is inherent risk in investing in any securities, senior secured debt is on the top of the capital structure and thus has priority in payment among an issuer’s security holders (i.e., senior secured debt holders are due to receive payment before junior creditors and equity holders). Further, these investments are secured by the issuer’s assets, which may be collateralized in the event of a default, if necessary. Senior secured debt often has restrictive covenants for the purpose of additional principal protection and ensuring repayment before junior creditors (i.e., most types of unsecured bondholders, and other security holders) and preserving collateral to protect against credit deterioration. The senior secured loans we invest in will generally pay floating interest rates based on a variable base rate, such as SOFR. We expect that our loans will generally pay floating interest rates and are likely to benefit as rates remain elevated. With base rates (3 month SOFR) at approximately 5.32% as of April 15, 2024, we believe the market provides an attractive opportunity to generate strong all-in
yields and risk-adjusted returns for investors.
Opportunity in U.S. Private Companies
In addition to investing in senior secured loans generally, we believe that the market for lending to private companies within the United States is underserved and presents a compelling investment opportunity. We believe that the following characteristics support our belief:
Secular Tailwinds in the Private Market, Including Private Credit.
One of the important drivers of growth in the strategy is the increasing secular tailwinds in the private markets (i.e., social or economic trends positively impacting private markets), including growing demand for private credit, which has created attractive opportunities for private capital providers like Blackstone Credit & Insurance. Private equity funds with strategies focused on North America had approximately $1.5 trillion of “dry powder” (i.e., uncalled capital commitments) (as of December 31, 2023, as published by Preqin as of April 15, 2024), which should similarly drive demand for private capital providers like Blackstone Credit & Insurance. This shift is partially due to traditional banks continuing to face regulatory limitations and retreating from the space, creating additional opportunities for private credit to take advantage of. Further, financial sponsors and companies are becoming increasingly interested in working directly with private lenders as they are seeing the tremendous benefits versus accessing the public credit markets. The Fund believes some of these benefits include faster execution and greater certainty, ability to partner with sophisticated lenders, a more efficient process, and in some instances fewer regulatory requirements. As a result, Blackstone Credit & Insurance benefits from greater flow of larger scale deals that have become increasingly available to the direct lending universe over traditional banks and other financing institutions.

Attractive Market Segment
.
 We believe that the underserved nature of such a large segment of the market can at times create a significant opportunity for investment. In many environments, we believe that private companies are more likely to offer attractive economics in terms of transaction pricing, up-front
and ongoing fees, prepayment penalties and security features in the form of stricter covenants and quality collateral than loans to public companies.
Limited Investment Competition.
Despite the size of the market, we believe that regulatory changes and other factors have diminished the role of traditional financial institutions and certain other capital providers in providing financing to companies. As tracked by Leverage Commentary & Data (LCD), private credit markets financed 177 LBOs (86% of total LBOs in 2023) compared to the publicly syndicated markets, which financed only 28 (14% of total LBOs in 2023). In addition, due to bank consolidation, the number of banks has also declined during the past several decades, furthering the lack of supply in financing to private companies.
We also believe that lending and originating new loans to private companies generally requires a greater dedication of the lender’s time and resources compared to lending to public companies, due in part to the size of each investment and the often fragmented nature of information available from these companies. Further, we believe that many investment firms lack the breadth and scale necessary to identify investment opportunities, particularly in regards to directly originated investments in private companies, and thus attractive investment opportunities are often overlooked. Our track record in financing these opportunities gives us credibility in approaching companies and management teams proactively with solutions. Furthermore, we believe that our ability to provide speed and certainty of financing, as well as large-scale commitments, positions us to take advantage of the favorable supply/demand dynamics in the current market environment and negotiate more favorable economic terms for our investments.
Growing Opportunities in Europe
. We believe the market for European direct lending provides attractive opportunities. In recent years, we have continued to see a growing opportunity set driven by “public to private” transactions, corporate carve-outs, and companies looking to remain private. This creates a source of deal flow that we believe Blackstone Credit & Insurance is uniquely placed to execute. We further believe that the strong fundraising environment globally for private equity over the past few years will also continue to drive deal flow for European originated transactions. We anticipate that many of our opportunities to provide originated loans or other financing will be in connection with leveraged buy-outs
by private equity firms. Globally, private equity dry powder (uncalled capital commitments) currently stands at nearly $2.7 trillion (as of December 31, 2023, as published by Preqin as of April 15, 2024), which means that these private equity firms have a large amount of capital available to conduct transactions, which we believe will create debt financing opportunities for us. Although we believe the alternative credit market in Europe is still somewhat less developed compared to its U.S. counterpart, acceptance of private capital in Europe has grown substantially in recent years. Across the U.S. and Europe, we believe Blackstone Credit & Insurance has the ability to take advantage of a dislocation in capital markets as a result of volatility by providing financing solutions, including anchoring loan syndications, originating loans where traditional banks are unwilling or unable to do so, or buying investments in the secondary market, all of which we may be able to do on more attractive terms in times of market disruption than would otherwise be available. This deployment of capital through a market dislocation strategy remains firmly within Blackstone Credit & Insurance’s investment philosophy—focusing on performing companies where Blackstone Credit & Insurance has enhanced access and a due diligence advantage.
Blackstone Credit & Insurance Strengths
Blackstone Credit & Insurance is one of the largest private credit investment platforms globally and a key player in the direct lending space. Blackstone Credit & Insurance has experience scaling funds across its platform that invest in all parts of the capital structure. Blackstone Credit & Insurance focuses on transactions where it can differentiate itself from other providers of capital, targeting large transactions and those where Blackstone Credit & Insurance can bring its expertise and experience in negotiating and structuring. We believe that Blackstone Credit & Insurance has the scale and platform to effectively manage a North American private credit investment strategy, offering investors the following potential strengths:

Ability to Provide Scaled, Differentiated Capital Solutions.
We believe that the breadth and scale of Blackstone Credit & Insurance’s platform, with $318.9 billion AUM as of December 31, 2023, and affiliation with Blackstone provide a distinct advantage in sourcing and deploying capital toward proprietary investment opportunities and provide a differentiated capability to invest in large, complex opportunities. Scale allows for more resources to source, diligence and monitor investments, and may enable us to move up market where there is often less competition and may allow us to negotiate more favorable terms for investments. Blackstone Credit & Insurance is invested in over 4,500 corporate issuers across portfolios globally
11
and has over 350 financial sponsor and advisor relationships, which we believe provides invaluable insight and access to a broad and diverse set of investment opportunities. Blackstone Credit & Insurance’s focus on larger transactions and larger issues is often associated with more established management teams and higher quality assets, which, in our experience, tend to better maintain their value through cycles and can serve to reduce investment risk. Blackstone Credit & Insurance offers its clients and borrowers a comprehensive solution across corporate and asset-based, as well as investment grade and non-investment
grade credit. Blackstone Credit & Insurance expects that in the current environment, where borrowers increasingly value the benefits of private credit, the ability to provide flexible, well-structured capital commitments in appropriate sizes will enable Blackstone Credit & Insurance to command more favorable terms for its investments.
Established Origination Platform with Strong Credit Expertise.
 The global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what Blackstone Credit & Insurance believes to be attractive investment characteristics. Over the last several years, Blackstone Credit & Insurance has expanded its origination and sponsor coverage footprint with regional offices in select markets. As of January 1, 2024, Blackstone Credit & Insurance had 626 employees globally, including 97 private credit investment professionals that have operated through multiple industry cycles, with a deep reservoir of credit expertise, providing them valuable experience and a long-term view of the market. Together with an
84-person
CIO team (comprised of investment management and portfolio operations professionals), these professionals power a strong loan origination engine which we believe is a key advantage to the Blackstone Credit & Insurance platform. We anticipate capitalizing on Blackstone Credit & Insurance’s global footprint and broad and diverse origination platform to provide, primarily, senior secured financings.
We believe that the broad network of Blackstone Credit & Insurance can provide a significant pipeline of investment opportunities for us. Blackstone Credit & Insurance has a strong trading presence and actively monitors thousands of companies across the public and private markets through its $109 billion Liquid Credit Strategies platform
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, and as a result has deep insight across sectors and industries. Furthermore, we believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with corporate boards, management teams, leveraged buyout sponsors, financial advisors, and intermediaries position Blackstone Credit & Insurance as a partner and counterparty of choice, providing us with attractive sourcing capabilities. In Blackstone Credit & Insurance’s experience, these relationships help drive substantial proprietary deal flow and insight into investment opportunities.

11
As of December 31, 2023. Reflects unique corporate issuers across funds and accounts managed by Liquid Credit Strategies, Private Credit Strategies, Infrastructure & Asset Based Credit excluding FX derivatives and LP interests.

12
As of December 31, 2023. The AUM for the Liquid Credit Strategies platform may differ from any comparable AUM disclosure in other non-public
or public sources (including public regulatory filings) due to, among other factors, methods of net asset value and capital commitment reporting, differences in categorizing certain funds and accounts within specific investment strategies and exclusion of certain funds and accounts, or any part of net asset value or capital commitment thereof, from the related AUM calculations. Certain of these differences are in some cases required by applicable regulation. All figures are subject to change.

The Blackstone Credit & Insurance team has dedicated sector coverage across technology, healthcare and business services and is focused on making investments in what we characterize as “good neighborhoods,” which are industries experiencing favorable tailwinds. In addition, the Blackstone Credit & Insurance team is able to leverage the expertise of other parts of Blackstone’s business that specialize in these fields.
Over the last several years, Blackstone Credit & Insurance has expanded its North American origination and sponsor coverage footprint by opening regional offices in select markets. Blackstone Credit & Insurance has investment professionals across North America, Europe, Asia and Australia, and has developed a reputation for being a valued partner with the ability to provide speed, creativity, and assurance of transaction execution. We believe Blackstone Credit & Insurance’s global presence may help Blackstone Credit & Insurance to more effectively source investment opportunities from private equity sponsors as well as directly from companies.
Value-Added Capital Provider and Partner Leveraging the Blackstone Credit
 & Insurance Value Creation Program.
 Blackstone Credit & Insurance has established a reputation for providing creative, value-added solutions to address a company’s financing requirements and we believe our ability to solve a need for a company can lead to attractive investment opportunities. In addition, Blackstone Credit & Insurance has access to the significant resources of the Blackstone platform, including the Value Creation Program, a global platform that intends to help Blackstone Credit & Insurance investments create meaningful value by leveraging the scale, network and expertise within the Blackstone platform. Specifically, the Value Creation Program focuses on three areas of improvement: (i) reducing costs by leveraging the scale and purchasing power of Blackstone through the GPO, preferred partnerships and the Blackstone Sourcing Center; (ii) identifying cross-sell opportunities across Blackstone’s portfolio for potential introductions to other Blackstone portfolio companies, which includes a network of over 350 Blackstone portfolio companies as of December 31, 2023; and (iii) providing valuable access to industry and functional experts within the Blackstone organization (including the Blackstone Portfolio Operations team which consists of over 110 internal resources as of December 31, 2023) who are focused on areas such as cybersecurity, ESG, data science, healthcare, human resources and information technology, among others, and the network among portfolio companies.
The Value Creation Program helps companies to identify cost reduction opportunities through the GPO, preferred partnerships and the Blackstone Sourcing Center. Blackstone portfolio companies have generally achieved cost savings, that at times have been substantial, through their use of the GPO, often from existing suppliers, on maintenance, repair, operations, back office, information technology, hardware, software, telecommunications, business insurance and human resources, among others. The preferred partnership program also assists smaller and medium sized companies in gaining access to enterprise level sales teams that can be more attentive in addressing service issues these companies may experience. As of December 31, 2023, the Blackstone Value Creation Program has identified approximately $323 million in cost reductions across Blackstone Credit & Insurance’s portfolio since inception of the program in 2016.
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On the revenue generating side, the Value Creation Program team actively works with management teams to create cross-selling plans for potential introductions to other Blackstone portfolio companies. This involves working with management to refine marketing material, create pitch material and identify companies that might be meaningful connections. As of December 31, 2023, the Blackstone Value Creation Program has generated more than $220 million for Blackstone Credit & Insurance portfolio companies.
14

13
Numbers presented are since inception of the Value Creation Program in 2016. Data presented is based on internal Blackstone data recorded and not from financial statements of portfolio companies. Represents estimated identified total cost reduction across all BXCI portfolio companies at the time cost is benchmarked with portfolio companies.

14
Numbers presented are since inception of the Value Creation Program in 2016. Data presented is based on internal Blackstone data recorded and not from financial statements of portfolio companies. Represents total contract value, including multi-year contracts.

The Value Creation Program also provides access to valuable resources across the Firm, including the Portfolio Operations team which consists of over 110 internal resources, who are focused on areas such as cybersecurity, ESG, data science, healthcare, human resources and information technology, among others. One area of focus has been improving the cybersecurity posture of companies in which Blackstone Credit & Insurance is invested by leveraging the Blackstone Portfolio Cybersecurity Program. The Blackstone Portfolio Cybersecurity Program’s goal is to help reduce operating risk within Blackstone’s portfolio by improving cybersecurity practices in order to minimize the occurrence and impact of cyber incidents.
Through the Value Creation Program, which the Fund’s portfolio companies can fully access, Blackstone has generated meaningful revenue for Blackstone portfolio companies through cross-sell introductions across Blackstone and created over $3.5 billion of implied enterprise value across Blackstone Credit & Insurance.
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Flexible Investment Approach
.
 Blackstone Credit & Insurance believes that the ability to invest opportunistically throughout a capital structure is a meaningful strength when sourcing transactions and enables the Fund to seek investments that provide the best risk/return proposition in any given transaction. Blackstone Credit & Insurance’s creativity and flexibility with regard to deal-structuring distinguishes it from other financing sources, including traditional mezzanine providers, whose investment mandates are typically more restrictive. Over time, Blackstone Credit & Insurance has demonstrated the ability to negotiate favorable terms for its investments by providing creative structures that add value for an issuer. Blackstone Credit & Insurance will continue to seek to use this flexible investment approach to focus on principal preservation, while generating attractive returns throughout different economic and market cycles.
Long-Term Investment Horizon
.
 Our long-term investment horizon gives us great flexibility, which we believe allows us to maximize returns on our investments. Unlike most private equity and venture capital funds, as well as many private debt funds, we will not be required to return capital to our shareholders once we exit a portfolio investment. We believe that freedom from such capital return requirements, which allows us to invest using a long-term focus, provides us with an attractive opportunity to increase total returns on invested capital.
Disciplined Investment Process and Income-Oriented Investment Philosophy
.
 Blackstone Credit & Insurance employs a rigorous investment process and defensive investment approach to evaluate all
potential opportunities with a focus on long-term credit performance and principal protection. We believe Blackstone Credit & Insurance has generated attractive risk-adjusted returns in its investing activities throughout many economic and credit cycles by (i) maintaining its investment discipline; (ii) performing intensive credit work; (iii) carefully structuring transactions; and (iv) actively managing its portfolios. Blackstone Credit & Insurance’s investment approach involves a multi-stage selection process for each investment opportunity, as well as ongoing monitoring of each investment made, with particular emphasis on early detection of deteriorating credit conditions at portfolio companies, which would result in adverse portfolio developments. This strategy is designed to maximize current income and minimize the risk of capital loss while maintaining the potential for long-term capital appreciation. Additionally, Blackstone Credit & Insurance’s senior investment professionals have dedicated their careers to the leveraged finance and private equity sectors, and we believe that their experience in due diligence, credit analysis and ongoing management of investments is invaluable to the success of the North America direct lending investment strategy. Blackstone Credit & Insurance generally targets businesses with leading market share positions, sustainable barriers to entry, high free cash flow generation, strong asset values, liquidity to withstand market cycles, favorable underlying industry trends, strong internal controls and high-quality management teams.

15
Amounts presented are since inception of the Value Creation Program in 2016, and data presented is based on internal Blackstone data recorded and not from financial statements of portfolio companies. Represents (a) identified total cost reduction at the time cost is benchmarked with portfolio companies, multiplied by (b) enterprise value multiple at the time of Blackstone Credit & Insurance’s initial investment. The number is presented for illustrative purposes and does not reflect actual realized proceeds to Blackstone Credit & Insurance or to the equity sponsor or the company, and there can be no assurance that realized proceeds received by Blackstone or any investor in a Blackstone fund, including us, will be increased as a result.

Strong Investment Track Record.
 Blackstone Credit & Insurance’s track record in private debt lending and investing in below investment grade credit dates back to the inception of Blackstone Credit & Insurance. Since 2005 through December 31, 2023, Blackstone Credit & Insurance has provided approximately $164 billion in capital in privately-originated transactions.
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Specifically within the North America Direct Lending Strategy, Blackstone Credit & Insurance has invested nearly $100 billion
17
in privately originated or privately negotiated first lien and unitranche transactions. Corresponding to this North America Direct Lending track record, Blackstone Credit & Insurance has an annualized loss rate of 0.09%.
18
We believe maintaining this consistent strategy in the North America Direct Lending strategy across market cycles, with a specific emphasis on combining current yield, downside protection, and inflation protection, will generate compelling investment outcomes for the Adviser. Blackstone Credit & Insurance believes that the depth and breadth of its team provides it with a competitive advantage in sourcing product on a global basis, structuring transactions and actively managing investments in the portfolio.

16
Includes invested and committed capital for privately originated and anchor investments across private credit strategies and vehicles since 2005, including Direct Lending, Sustainable Resources, Mezzanine, and Opportunistic. Excludes liquid credit strategy investments.

17
As of December 31, 2023. The North America Direct Lending track record represents U.S. and Canada first lien and unitranche debt, or
non-U.S.
first lien and unitranche debt where >50% of the revenue is generated from the U.S. (which may be secured by the applicable borrower’s assets and/or equity) transactions in companies that were originated or anchored by certain Blackstone Credit & Insurance managed, advised or sub-advised
funds (including the Fund, Blackstone Credit & Insurance managed mezzanine funds and Blackstone Credit &
Insurance sub-advised BDCs,
as well as certain other Blackstone Credit & Insurance managed funds and accounts) and, with respect to certain transactions, investments allocated to affiliates of Blackstone Credit & Insurance, which may be sold to Blackstone Credit & Insurance managed funds or accounts in the future (the “North America Direct Lending track record”). The North America Direct Lending track record includes investments for periods prior to December 31, 2017, in BDCs that were sub-advised by
Blackstone Credit & Insurance on
a non-discretionary basis
until April 9, 2018
(the “Sub-Advised Investments”).
With respect to certain transactions, the North America Direct Lending track record includes free equity and/or warrants that accompanied the debt financings, as well as any loans or securities into which the applicable first lien and unitranche debt may have been restructured subsequent to Blackstone Credit & Insurance’s initial investment. The North America Direct Lending track record excludes (i) broadly syndicated, mezzanine, second lien and equity (other than the aforementioned free equity and/or warrants or securities issued upon restructuring) transactions, among others and (ii) transactions where Blackstone Credit & Insurance’s invested capital (net of transactions fees) was under $25 million.

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As of December 31, 2023. The annualized loss rate represents annualized net losses for substantially realized investments. Whether an investment is substantially realized is determined in the manager’s discretion. Investments are included in the loss rate if (1) a payment was missed, (2) bankruptcy was declared, (3) there was a restructuring, or (4) it was realized with a total multiple on invested capital less than 1.0x. Net losses include all profits and losses associated with these investments, including interest payments received. Net losses are represented in the year the investment is substantially realized and excludes all losses associated with unrealized investments. The annualized net loss rate is the net losses divided by the average annual remaining invested capital within the platform. Investments sourced by Blackstone Credit & Insurance for the Sub-Advised Investments
did, in certain cases, experience defaults and losses after Blackstone Credit & Insurance was no longer sub-adviser, and
such defaults and losses are not included in the rates provided. Prior to December 31, 2022, the methodology used by the North America Direct Lending track record for calculating the platform’s average annual loss rate was based on net loss of principal resulting only from payment defaults in the year of default which would exclude interest payments. Past performance does not predict future returns, and there can be no assurance that Blackstone Credit & Insurance will achieve comparable results or that any entity or account managed by or advised by Blackstone Credit & Insurance will be able to implement its investment strategy or achieve its investment objectives.

Efficient Cost Structure.
 We believe that we have an efficient cost structure, as compared to other non-traded
BDCs, with low management fees, expenses, and financing costs. We believe our operating efficiency and senior investment strategy enable us to generate greater risk-adjusted investment returns for our investors relative to other non-traded
BDCs.
The Board of Trustees
Overall responsibility for the Fund’s oversight rests with the Board of Trustees. We have entered into the Investment Advisory Agreement with the Adviser, pursuant to which the Adviser will manage the Fund on a day-to-day
basis. The Board of Trustees is responsible for overseeing the Adviser and other service providers in our operations in accordance with the provisions of the 1940 Act, the Fund’s bylaws and applicable provisions of state and other laws. The Adviser will keep the Board of Trustees well informed as to the Adviser’s activities on our behalf and our investment operations and provide the Board of Trustees with additional information as the Board of Trustees may, from time to time, request. The Board of Trustees is currently composed of seven members, five of whom are Trustees who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act.
Investment Selection
When identifying prospective investment opportunities, the Adviser currently intends to rely on fundamental credit analysis in order to minimize the loss of the Fund’s capital. The Adviser expects to invest in companies generally possessing the following attributes, which it believes will help achieve our investment objectives:
Leading, Defensible Market Positions
. The Adviser intends to invest in companies that it believes have developed strong positions within their respective markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Adviser will seek companies that it believes possess advantages in scale, scope, customer loyalty, product pricing, or product quality versus their competitors, thereby minimizing business risk and protecting profitability.
Proven Management Teams
. The Adviser focuses on investments in which the target company has an experienced and high-quality management team with an established track record of success. The Adviser typically requires companies to have in place proper incentives to align management’s goals with the Fund’s goals.
Private Equity Sponsorship
. Often the Adviser seeks to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Adviser believes that a private equity sponsor’s willingness to invest significant sums of equity capital into a company is an implicit endorsement of the quality of the investment. Further, private equity sponsors of companies with significant investments at risk generally have the ability and a strong incentive to contribute additional capital in difficult economic times should operational issues arise, which could provide additional protections for our investments.
Broad Exposure
. The Adviser seeks to invest broadly among industries and issuers, thereby potentially reducing the risk of a downturn in any one company or industry having a disproportionate impact on the value of the Fund’s portfolio.
Viable Exit Strategy
. In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on our investments include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt instruments in which we will invest have stated maturities of five to eight years, we expect the majority to be redeemed or sold prior to maturity. These instruments often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the ability to utilize the entire resources of Blackstone Credit & Insurance, including the public market traders and research analysts, allows the Adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.
Investment Process Overview
Our investment activities are managed by our Adviser. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis.
The investment professionals employed by Blackstone Credit & Insurance have spent their careers developing the resources necessary to invest in private companies. Our transaction process is highlighted below.

Sourcing and Origination
The private credit investment team, comprised of 97 dedicated investment professionals as of January 1, 2024, is responsible for establishing regular dialogue with, and coverage of, the financial advisory, corporate issuer, financial sponsor, legal and restructuring communities. The team also has regular contact with Wall Street firms, business brokers, industry executives and others who help identify direct origination investment opportunities. Blackstone Credit & Insurance seeks to be a value-added partner to its counterparties in connection with their capital needs, and believes that these relationships have driven, and will continue to drive, substantial proprietary deal flow and insight into investment opportunities.
The Fund will seek to generate investment opportunities primarily through direct origination channels. The global presence of Blackstone Credit & Insurance generates access to a substantial amount of directly originated transactions with what it believes to be attractive investment characteristics. Blackstone Credit & Insurance’s team has over 350 sponsor and advisor relationships with a primary focus on what it believes are the largest, highest quality, and most-well capitalized sponsors and advisors, leading to substantial repeat counterparties and making Blackstone Credit & Insurance a partner of choice to these sponsors. In addition to the depth and breadth of Blackstone Credit & Insurance’s relationships, sponsor and advisor partners also seek to transact with Blackstone Credit & Insurance due to its value-add
through the Value Creation Program by not only helping companies with operational support, but also enhancing revenue generation and cost savings opportunities for Blackstone Credit & Insurance’s portfolio companies, all of which further contribute to its origination efforts. With respect to syndicate and club deals, Blackstone Credit & Insurance has built a network of relationships with commercial and investment banks, finance companies and other investment funds as a result of the long track record of its investment professionals in the leveraged finance marketplace. Blackstone Credit & Insurance also has a $109 billion Liquid Credit platform, which, we believe, allows us access to the secondary market for investment opportunities. Blackstone Credit & Insurance is invested in over 4,500 issuers across its $318.9 billion platform which we believe offers us deep insight across all sectors and industries in our market.
Blackstone Credit & Insurance aims to leverage the broader Blackstone network to generate additional deal flow. Blackstone’s Private Equity platform has been built over the past 35 years and invests globally across industries in both established and growth-oriented structures. Blackstone’s Real Estate group is among the largest owners of commercial real estate in the world. Blackstone’s General Partnership Stakes group, seeks to serve as a strategic partner to talented managers at all stages of their life cycles and help them build enduring franchises. Through such other business units of Blackstone, Blackstone Credit & Insurance aims to increase its connectivity and deepen sponsor relationships.

We believe that Blackstone Credit & Insurance’s strong reputation and longstanding relationships with its broad network will help drive substantial proprietary deal flow and provide a significant pipeline of investment opportunities for us.
Evaluation and Due Diligence
The hallmark of Blackstone Credit & Insurance’s approach to investing will continue to be defined by a rigorous due diligence process focused on downside protection and capital preservation. This process includes a thorough business review of the industry, competitive landscape, products, customers, returns on capital, strength of management team and consultation with outside advisors and industry experts, and benefits from Blackstone’s global platform, offering broad access and insight. When a new investment opportunity is sourced, the Blackstone Credit & Insurance team spends time with management, analyzing the company’s assets and its financial position. This initial assessment is then followed by extensive credit analysis, including asset valuation work; financial modeling and scenario analysis; cash flow and liquidity analyses; and legal, tax and accounting review. Blackstone Credit & Insurance’s diligence process will also include a detailed review of key qualitative factors, including the strength of management, quality / strategic value of the company’s assets, and potential operational risks. Further detail on this process is outlined below.
Initial Review
The investment team examines information furnished by the target company and external sources, including financial sponsors, banks, advisors and rating agencies, if applicable, to determine whether the investment meets our basic investment criteria within the context of proper allocation of our portfolio among various issuers and industries, and offers an acceptable probability of attractive returns with identifiable downside risk. Blackstone Credit & Insurance conducts detailed due diligence investigations. Given its incumbent positions, for the majority of securities available on the secondary market, a comprehensive analysis is conducted and continuously maintained by a dedicated Blackstone Credit & Insurance research analyst, the results of which are available for the transaction team to review.
Credit Analysis/Due Diligence
Before undertaking an investment, the investment team conducts a thorough and rigorous due diligence review of the opportunity to ensure the company fits our investment strategy for originated investments, which may include:

•	a full operational analysis to identify the key risks and opportunities of the target’s business, including a detailed review of historical and estimated financial results;

•	a detailed analysis of industry and customer dynamics, competitive position, regulatory, tax legal, environmental, social and governance matters;

•	a detailed financial modeling and scenario analysis;

•	reference calls within the Blackstone network on the company and relevant industry outlook;

•	on-site visits and customer and supplier reference calls, if deemed necessary;

•	background checks to further evaluate management and other key personnel;

•	a review by legal and accounting professionals, environmental or other industry consultants, if necessary;

•	a review of financial sponsor due diligence, including portfolio company and lender reference checks, if necessary; and

•	a review of management’s experience and track record.

Third parties are often involved in the Adviser’s due diligence process, whether they are hired by the Adviser or by the lead sponsor in a transaction. Utilizing consultants to help evaluate a business and test an investment thesis is typically very beneficial. When possible, the Adviser seeks to structure transactions in such a way that our target companies are required to bear the costs of due diligence, including those costs related to any outside consulting work we may require.
The foregoing initial assessment is then followed by extensive credit analysis, including asset valuation, financial analysis, cash flow analysis and scenario analysis, legal and accounting review, and comparable credit and equity analyses. A thorough assessment of structure and leverage of a transaction and how the particular investment fits into the overall investment strategy of the portfolio is conducted. Blackstone Credit & Insurance’s typical investment process (including diligence) for an originated investment opportunity typically spans two to six months, from the initial screen through final approval and funding. Depending on the deal, each investment team typically consists of four to five investment professionals, consisting of a senior managing director, managing director, principal or vice president and associate and/or analyst.
The Investment Committee utilizes a consensus-driven approach and includes long-tenured professionals that have been with Blackstone Credit & Insurance on average of over 15 years and have over 22 years of industry experience: Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Robert Horn, Valerie Kritsberg, Daniel Oneglia, Viral Patel (with respect to Technology deals only), Robert Petrini and Louis Salvatore. For transactions above certain size parameters, others who participate in the Investment Committee process include members of Blackstone senior leadership, Jon Gray, Michael Chae, Vikrant Sawhney, and Ken Caplan, as well as others on the investment team responsible for conducting due diligence, and other senior members of Blackstone Credit & Insurance and broader Blackstone. For certain investments, generally smaller investments where the Fund is participating alongside other lenders in a “club” deal, providing an anchor order or purchasing broadly syndicated loans, the Investment Committee has delegated the authority to make an investment decision to the CIO or Portfolio Manager of a strategy or fund.
The Investment Committee review process is multi-step and iterative and occurs in parallel with the diligence and structuring of investments. The initial investment screening process involves an Investment Committee
“Heads-Up”
review presentation by the senior managing director leading a given transaction and members of the investment team. The
Heads-Up
review involves the production of a short memorandum with a focus on the following diligence items: an early diligence review of the underlying business fundamentals; expected return potential; expected investment size; assessment of key risks; and an appropriate initial diligence plan. At this point in the decision-making process, the Investment Committee will decide whether or not the investment team should proceed with deeper diligence on the investment opportunity.
Once
in-depth
diligence has commenced, the investment team compiles its findings, credit risks and mitigants, and preliminary transaction recommendation into a memorandum that is presented to a select group of senior managing directors in a weekly forum referred to as “Office Hours.” Office Hours provides a subset of the Investment Committee the opportunity to review the investment team’s detailed diligence findings in advance of presenting to the full Investment Committee, and to pose questions and recommendations to the investment team regarding its credit evaluation.
The ultimate results and findings of the investment analysis, including any follow up diligence items identified at Office Hours, are compiled in comprehensive investment memoranda that are used as the basis to support the investment thesis and are utilized by the Investment Committee (or delegate, if applicable) for final investment review and approval.
Portfolio Monitoring
Active management of our investments is performed by the team responsible for making the initial investment as well as by members of the Office of the CIO. Blackstone Credit & Insurance believes that actively managing an investment allows it to identify problems early and work with companies to develop constructive solutions when necessary. Blackstone Credit & Insurance will monitor our portfolio with a focus toward anticipating negative credit events. In seeking to maintain portfolio company performance and help to ensure a successful exit, Blackstone Credit & Insurance will work closely with, as applicable, the lead equity sponsor, loan syndicator, portfolio company management, consultants, advisers and other security holders to discuss financial position, compliance with covenants, financial requirements and execution of the company’s business plan. In addition, depending on the size, nature and performance of the transaction, we may occupy a seat or serve as an observer on a portfolio company’s board of directors or similar governing body.
Typically, Blackstone Credit & Insurance will receive financial reports detailing operating performance, sales volumes, margins, cash flows, financial position and other key operating metrics on a monthly or quarterly basis from portfolio companies. Blackstone Credit & Insurance will use this data, combined with due diligence gained through contact with the company’s customers, suppliers, competitors, market research and other methods, to conduct an ongoing rigorous assessment of the company’s operating performance and prospects.
While the initial investment team remains primarily responsible for the collection, analysis, and dissemination of financial information received from portfolio companies, portfolio managers and members of the Office of the CIO, consisting of 84 professionals as of January 1, 2024, also review portfolio reporting on a daily, weekly, and monthly basis to identify early signs of outperformance or underperformance. Blackstone Credit & Insurance maintains several formal forums to review and monitor the portfolio. Quarterly portfolio reviews are conducted to identify broad trends across the portfolio and assess recent performance. Blackstone Credit & Insurance conducts industry-specific reviews across both our private and liquids businesses to provide in-depth
insights into particular sectors, bringing together comprehensive insights across our platform. In addition, weekly portfolio review committees and monthly Watch List Committee meetings are used for in-depth
reviews of credits, as further described below.
In instances of weaker than expected performance, members of the Office of the CIO, including 24 professionals dedicated to portfolio and asset management, may work closely with deal teams to review and diligence the source of underperformance, re-underwrite
the business, and develop a comprehensive strategy for
go-forward
management of the position. Blackstone Credit & Insurance’s Asset Management Group, housed within the Office of the CIO, comprises a team of functionally-oriented professionals focused on three verticals: Financial Solutions, Operational Asset Management, and Legal / Restructuring. Financial Solutions provides detailed financial analysis, re-underwriting
capabilities, and support for portfolio companies such as cash flow estimates or other financial management tools, as needed. Operational Asset Management assesses portfolio company processes, management, and operational capabilities to support and drive operational improvements. Operational Asset Management also is responsible for our Value Creation Program, which leverages the scale of the broader Blackstone platform in order to improve operations and profitability at Blackstone Credit & Insurance portfolio companies.
Financial reporting for portfolio companies is reviewed on a daily, weekly and monthly basis by deal teams and members of the Office of the CIO, including the Asset Management Group. Blackstone Credit & Insurance utilizes a series of proprietary portfolio dashboards and automated reports to ensure responsible parties receive detailed information on a timely basis. Each week, all financial reporting results across the portfolio are aggregated and distributed to the portfolio management team for review. Portfolio company performance updates, including recent developments and go-forward
action plans for underperforming assets, are reviewed at portfolio review committee and Watch List Committee meetings. Individual credits are discussed in depth at weekly portfolio review committee meetings, which include members of the Investment Committee. Our formal watch list, which is managed by the Office of the CIO, is reviewed at monthly Watch List Committee meetings, with interim updates as needed.
The Watch List Committee is comprised of members of the Investment Committee and includes investment professionals from both our Liquid Credit and Private Credit businesses. On a quarterly basis, the watch list is also reviewed in depth with Blackstone senior management including President and COO Jonathan Gray, CFO Michael Chae, and Global
Co-CIO
Ken Caplan.
Valuation Process
. Each quarter, we will value investments in our portfolio, and such values will be disclosed each quarter in reports filed with the SEC. With respect to investments for which market quotations are not readily available, the Board of Trustees reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith, based on the input of the Audit Committee, the Adviser’s valuation committee and where applicable, the independent valuation firms and other external service providers, based on procedures adopted by, and subject to the supervision of, the Board of Trustees.
Managerial Assistance
. As a BDC, we must offer, and provide upon request, significant managerial assistance to certain of our portfolio companies except where the Fund purchases securities of an issuer in conjunction with one or more other persons acting together, one of the other persons in the group makes available such managerial assistance. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance, including through the Value Creation Program. The Adviser and the Administrator will provide such managerial assistance on our behalf to portfolio companies that request this assistance. To the extent fees are paid for these services, we, rather than the Adviser, will retain any fees paid for such assistance.
Exit
In addition to payments of principal and interest, we expect the primary methods for the strategy to realize returns on its investments to include refinancings, sales of portfolio companies, and in some cases initial public offerings and secondary offerings. While many debt securities in which we will invest have stated maturities of five to seven years, based on Blackstone Credit & Insurance’s past experience, we believe most of these securities will be redeemed or sold prior to maturity. These securities often have call protection that requires an issuer to pay a premium if it redeems in the early years of an investment. However, there is no assurance that our investments will achieve realization events as a result of refinancings, sales of portfolio companies or public offerings and these realization events will become more unlikely when conditions in the credit and capital markets have deteriorated.
The investment team regularly reviews investments and related market conditions in order to determine if an opportunity exists to realize returns on a particular investment. We believe the Adviser’s ability to utilize the entire resources of Blackstone Credit & Insurance, including the public market traders, research analysts and capital markets functions, allows the Adviser to gain access to current market information where the opportunity may exist to sell positions into the market at attractive prices.

Investments
As of December 31, 2023 the fair value of our investments was $50,743.9 million in 503 portfolio companies. The composition of the Fund’s investment portfolio at cost and fair value was as follows:

	December 31, 2023
	Cost	Fair value	% of Total Investments at Fair Value
First lien debt	$45,837,261	$45,534,013	89.7%
Second lien debt	1,826,541	1,736,088	3.4
Unsecured debt	18,182	18,171	0.0
Structured finance investments	443,228	436,863	0.9
Investments in joint ventures	2,120,206	2,161,525	4.3
Equity investments (1)	776,305	857,251	1.7

Total	$51,021,723	$50,743,911	100.0%

(1)	Includes equity investment in SLC.
As of December 31, 2023 the Fund had unfunded commitments, including delayed draw terms loans and revolvers, in the aggregate principal amount of $5,370.8 million.
See the Consolidated Schedule of Investments as of December 31, 2023, in our consolidated financial statements in “Item 8. Consolidated Financial Statements and Supplementary Data—Consolidated Schedule of Investments” in our annual report on Form
10-K
for the fiscal year ended December 31, 2023 for more information on these investments.
Allocation of Investment Opportunities and Potential Conflicts of Interest
General
Blackstone Credit & Insurance, including the Adviser, provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to other registered investment companies, investment funds, client accounts and proprietary accounts that Blackstone may establish (together with the Other Blackstone Credit & Insurance Clients, the “Other Clients”).
Blackstone Credit & Insurance will share any investment and sale opportunities with its other clients and the Fund in accordance with the Advisers Act and firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size or targeted sale size. Subject to the Advisers Act and as further set forth in this prospectus, certain other clients may receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such other clients’ respective governing agreements.
In addition, as a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside other clients.
Co-Investment
Relief
We have in the past
co-invested,
and in the future will
co-invest,
with certain affiliates of the Adviser. We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions which could limit our ability to participate in co-investment
transactions. Pursuant to such order, the Board of Trustees has established Board Criteria clearly defining co-investment
opportunities in which the Fund will have the opportunity to participate with one or more Blackstone Credit & Insurance BDCs, and other public or private Blackstone Credit & Insurance funds that target similar assets. If an investment falls within the Board Criteria and is otherwise consistent within the Fund’s then-current investment objectives and strategies, Blackstone Credit & Insurance must present the investment opportunity to the Adviser to consider the investment opportunity for participation by the Blackstone Credit & Insurance BDCs. The Blackstone Credit & Insurance BDCs may determine to participate or not to participate, depending on whether Blackstone Credit & Insurance determines that the investment is appropriate for the Blackstone Credit & Insurance BDCs (e.g., based on investment strategy). The co-investment
is generally allocated to us, any other Blackstone Credit & Insurance BDCs (including BXSL) and the other Blackstone Credit & Insurance funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board of Trustees at the next quarterly board meeting.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, mezzanine funds, performing
and
other credit funds, and funds that invest in CLOs, structured notes, derivatives and other types of collateralized securities and structured products), as well as traditional financial services companies such as commercial banks and other sources of funding. These other BDCs and investment funds might be reasonable investment alternatives to us and may be less costly or complex with fewer and/or different risks than we have. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas in which they have not traditionally invested, including making investments in private U.S. companies. As a result of these new entrants, competition for investment opportunities in private U.S. companies may intensify. We may lose investment opportunities if we do not match our competitors’ pricing, terms or structure. If we are forced to match our competitors’ pricing, terms or structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in private U.S. companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.
Non-Exchange
Traded, Perpetual-Life BDC
The Fund is
non-exchange
traded, meaning its Common Shares are not listed for trading on a stock exchange or other securities market and a perpetual-life BDC, meaning it is an investment vehicle of indefinite duration, whose Common Shares are intended to be sold by the BDC monthly on a continuous basis at a price generally equal to the BDC’s monthly NAV per share. In our perpetual-life structure, we may offer investors an opportunity to repurchase their Common Shares on a quarterly basis, but we are not obligated to offer to repurchase any in any particular quarter in our discretion. We believe that our perpetual nature enables us to execute a patient and opportunistic strategy and be able to invest across different market environments. This may reduce the risk of the Fund being a forced seller of assets in market downturns compared to non-perpetual
funds. While we may consider a liquidity event at any time in the future, we currently do not intend to undertake a liquidity event, and we are not obligated by our Declaration of Trust or otherwise to effect a liquidity event at any time.
Human Resource Capital
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates pursuant to the terms of the Investment Advisory Agreement and the Administrator or its affiliates pursuant to the Administration Agreement. Each of our executive officers described under “Management of the Fund” is employed by the Adviser or its affiliates. Our day-to-day
investment operations are managed by the Adviser. The services necessary for the sourcing and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates. The Investment Team will focus on origination, non-originated
investments and transaction development and the ongoing monitoring of our investments. In addition, we will reimburse the Administrator for its costs, expenses and allocable portion of overhead, including compensation paid by the Administrator (or its affiliates) to the Fund’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Fund).

SENIOR SECURITIES
As of December 31, 2023 and December 31, 2022, the aggregate principal amount of indebtedness outstanding was $23.4 billion and $26.8 billion, respectively.
Additional information about our senior securities is included in “Item 8. Consolidated Financial Statements and Supplementary Data—Notes to Consolidated Financial Statements—Note 10. Financial Highlights and Senior Securities” of our audited financial statements for the year ended December 31, 2023 included herein.

PORTFOLIO COMPANIES
The following table sets forth certain information as of December 31, 2023 for each portfolio company in which the Fund had an investment. Percentages shown for class of securities held by the Fund represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership.
The Board of Trustees approved the valuation of the Fund’s investment portfolio, as of December 31, 2023, at fair value as determined in good faith using
a
consistently applied valuation process in accordance with the Fund’s documented valuation policy that has been reviewed and approved by the Board of Trustees, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Fund’s investments, see the Fund’s financial statements incorporated by reference in this prospectus.

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Amentum Government Services Holdings, LLC	20501 Seneca Meadows Pkwy #300, Germantown, MD 20876 United States	(8)	SOFR + 4.00%	9.47%	1/29/2027		2,519	$2,521	$2,526	0.01%
Amentum Government Services Holdings, LLC	20501 Seneca Meadows Pkwy #300, Germantown, MD 20876 United States	(9)	SOFR + 4.00%	9.36%	2/15/2029		12,101	12,057	12,129	0.04%
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(7)(10)	SOFR + 4.25%	9.90%	5/25/2028		50,466	49,307	45,735	0.16%
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(4)(7)(10)	SOFR + 4.00%	9.46%	5/25/2028		5,350	5,150	3,548	0.01%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(10)	SOFR + 6.00%	11.46%	12/27/2027		5,759	5,721	5,586	0.02%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(11)	SOFR + 6.00%	11.46%	12/27/2027		25,374	25,374	24,613	0.09%
Corfin Holdings, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)(11)	SOFR + 6.00%	11.46%	2/5/2026		1,672	1,657	1,622	0.01%
Frontgrade Technologies Holdings, Inc.	4350 Centennial Blvd Colorado Springs, CO, 80907 United States	(4)(7)(10)	SOFR + 6.75%	12.10%	1/9/2030		2,370	2,300	2,370	0.01%
Linquest Corp.	5140 West Goldleaf Circle, Suite 400, Los Angeles, CA 90056, United States	(4)(10)	SOFR + 5.75%	11.23%	7/28/2028		153,956	151,945	151,647	0.53%
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 7.25%	12.71%	10/2/2024		142,825	141,839	142,825	0.50%
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(11)	SOFR + 7.25%	12.71%	10/16/2025		28,773	28,773	28,773	0.10%
Loar Group, Inc.	450 Lexington Avenue, New York, NY 10017 United States	(4)(7)(11)	SOFR + 7.25%	12.71%	4/1/2024		52,535	52,098	51,595	0.18%
LSF11 Trinity Bidco, Inc.	5555 N Channel Ave Portland, OR 97217 United States	(8)	SOFR + 4.00%	9.36%	6/14/2030		1,071	1,069	1,079	0.00%
Magneto Components BuyCo, LLC	311 Sinclair Rd, Bristol, PA 19007 United States	(4)(6)(7)(10)	SOFR + 6.00%	11.36%	12/5/2030		54,347	52,648	52,629	0.18%
Maverick Acquisition, Inc.	3063 Philmont Ave B, Huntingdon Valley, PA 19006 United States	(4)(11)	SOFR + 6.25%	11.60%	6/1/2027		48,220	47,615	35,683	0.13%
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 3.75%	9.21%	2/1/2028		13,470	13,494	13,521	0.05%
Vertex Aerospace Services Corp.	555 Industrial Drive South, Madison, MS,39110 United States	(10)	SOFR + 3.25%	8.71%	12/6/2028		11,790	11,748	11,818	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
West Star Aviation Acquisition, LLC	796 Heritage Way, Grand Junction, CO 81506 United States	(4)(10)	SOFR + 6.00%	11.35%	3/1/2028			14,914	14,633	14,616	0.05%

									619,949	602,315	2.11%
Air Freight & Logistics
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	11.25%	6/11/2027			172,313	170,244	166,713	0.58%
AGI-CFI Holdings, Inc.	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	11.18%	6/11/2027			93,295	92,138	90,263	0.32%
Alliance Ground	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156 United States	(4)(10)	SOFR + 5.75%	11.18%	6/11/2027			94,658	93,323	91,582	0.32%
ENV Bidco AB	Staffans väg 2A SE-192 78 Sollentuna, Sweden	(4)(6)(7)(8)	E + 5.75%	9.68%	7/19/2029		EUR	114,140	113,610	121,716	0.43%
ENV Bidco AB	Staffans väg 2A SE-192 78 Sollentuna, Sweden	(4)(6)(10)	SOFR + 5.75%	11.10%	7/19/2029			102,349	100,312	101,837	0.36%
Livingston International, Inc.	The West Mall Suite 400, Toronto, ON M9C 5K7 Canada	(4)(6)(10)	SOFR + 5.50%	10.95%	4/30/2027			103,554	103,080	98,118	0.34%
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	11.77%	12/9/2026			28,088	27,623	28,088	0.10%
Mode Purchaser, Inc.	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)(11)	SOFR + 6.25%	11.77%	2/5/2029			139,452	137,422	139,452	0.49%
Redwood Services Group, LLC	949 Shady Grove Road, Suite 403, Memphis, TN, 38120, United States	(4)(7)(10)	SOFR + 6.25%	11.70%	6/15/2029			60,184	59,155	59,309	0.21%
RoadOne Inc	1 Kellaway Dr, Randolph, MA 02368 United States	(4)(5)(7)(11)	SOFR + 6.25%	11.72%	12/30/2028			1,098	1,062	1,075	0.00%
RWL Holdings, LLC	767 5th Ave #4200, New York, NY 10153 United States	(4)(10)	SOFR + 5.75%	11.25%	12/31/2028			272,911	269,041	257,901	0.90%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(11)	E + 5.00%	8.89%	12/30/2026		EUR	34,773	39,915	37,620	0.13%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(11)	SOFR + 5.00%	10.72%	12/30/2026			68,432	67,909	67,064	0.24%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(7)(11)	P + 4.00%	12.50%	12/30/2026			3,195	3,156	2,962	0.01%
SEKO Global Logistics Network, LLC	1100 N. Arlington Heights Rd., Itasca, IL 60143 United States	(4)(11)	SOFR + 5.00%	10.66%	12/30/2026			14,997	14,946	14,697	0.05%
The Kenan Advantage Group, Inc.	4895 Dressler Road, Canton, OH 44718 United States	(10)	SOFR + 3.86%	9.22%	3/24/2026			13,048	13,058	13,025	0.05%
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(10)	SOFR + 4.00%	9.61%	7/26/2028			14,041	13,947	13,800	0.05%

									1,319,941	1,305,222	4.58%
Airlines
Air Canada	2001 University Street Suite 1600, Montreal, QC H3A 2A6 Canada	(6)(10)	SOFR + 3.50%	9.14%	8/11/2028			12,626	12,616	12,681	0.04%
Brown Group Holding, LLC	13485 Veterans Way #600, Orlando, FL 32827 United States	(9)	SOFR + 2.75%	8.21%	6/7/2028			7,459	7,439	7,476	0.03%
United Airlines, Inc.	233 South Wacker Drive, Chicago, IL 60606 United States	(6)(10)	SOFR + 3.75%	9.22%	4/21/2028			15,886	15,939	15,966	0.06%

									35,994	36,123	0.13%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Auto Components
Clarios Global LP	Florist Tower, 5757 N. Green Bay Ave., Glendale, WI 53209 United States	(6)(8)	SOFR + 3.75%	9.11%	5/6/2030			3,491	3,490	3,503	0.01%
Metis Buyer, Inc.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(10)	SOFR + 4.00%	9.47%	5/4/2028			27,159	26,698	27,244	0.10%
Metis Buyer, Inc.	358 Saw Mill River Rd, Millwood, NY 10546 United States	(4)(7)(10)	SOFR + 3.25%	8.89%	5/4/2028			3,060	2,965	3,014	0.01%

									33,153	33,761	0.12%
Beverages
Triton Water Holdings, Inc.	900 Long Ridge Road, Building 2, Stamford, CT 06902 United States	(9)	SOFR + 3.25%	8.86%	3/31/2028			44,769	44,081	44,433	0.16%
Biotechnology
Grifols Worldwide Operations USA Inc	18 Commerce Way, Suite 4800, Wilmington, MA 01801 United States	(8)	SOFR + 2.00%	7.54%	11/15/2027			997	988	999	0.00%
Building Products
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 5.63%	10.99%	8/1/2028			25,736	25,402	26,063	0.09%
Cornerstone Building Brands, Inc.	5020 Weston Parkway, Cary, NC 27513 United States	(6)(9)	SOFR + 3.25%	8.71%	4/12/2028			4,867	4,840	4,877	0.02%
CP Atlas Buyer, Inc.	1521 North Cooper, Suite 500, Arlington, TX 76011 United States	(9)	SOFR + 3.75%	9.21%	11/23/2027			35,708	35,646	35,221	0.12%
Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(8)	E + 5.75%	9.68%	4/23/2028		EUR	28,739	31,206	27,205	0.10%
Engineered Stone Group Holdings III Ltd.	Floor 5, Smithson Tower Smithson Plaza, St. James’s Street, London, England, SW1A 1HJ	(4)(6)(10)	SOFR + 5.75%	11.39%	4/23/2028			59,425	58,835	50,957	0.18%
Fencing Supply Group Acquisition, LLC	211 Perimeter Center Pkwy NE #250, Dunwoody, GA 30346 United States	(4)(7)(11)	SOFR + 6.00%	11.64%	2/26/2027			110,714	109,659	109,004	0.38%
Great Day Improvements, LLC	700 East Highland Road, Macedonia,OH 44056 United States	(4)(10)	SOFR + 6.25%	11.72%	12/29/2027			179,780	177,387	179,780	0.63%
Great Day Improvements, LLC	700 East Highland Road, Macedonia,OH 44056 United States	(4)(10)	SOFR + 6.25%	11.89%	12/29/2027			12,192	11,845	12,192	0.04%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(11)	SOFR + 6.00%	11.35%	2/25/2025			43,474	43,317	39,236	0.14%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	11.35%	2/25/2027			187,540	186,022	169,254	0.59%
Jacuzzi Brands, LLC	3925 City Center Drive Suite 200, Chino Hills, CA 91709 United States	(4)(10)	SOFR + 6.00%	11.35%	2/25/2025			6,319	6,296	5,703	0.02%
Kodiak BP, LLC	1745 Shea Center Drive Suite 130, Highlands Ranch, CO 80129 United States	(10)	SOFR + 3.25%	8.86%	3/12/2028			40,384	40,201	40,369	0.14%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
L&S Mechanical Acquisition, LLC	1101 E Arapaho Rd, Suite 190, Richardson, TX 75081, United States	(4)(10)	SOFR + 6.25%	11.70%	9/1/2027			113,142	111,774	108,051	0.38%
Lindstrom, LLC	2950 100th Court Northeast, Blaine, MN 55449 United States	(4)(11)	SOFR + 6.25%	11.69%	4/7/2025			148,455	146,699	145,857	0.51%
Mi Windows and Doors, LLC	650 West Market Street, Gratz, PA 17030 United States	(9)	SOFR + 3.50%	8.96%	12/18/2027			5,489	5,497	5,509	0.02%
Oscar AcquisitionCo LLC	5005 LBJ Freeway, Suite 1050, Dallas, TX 75244 United States	(9)	SOFR + 4.50%	9.95%	4/29/2029			3,469	3,362	3,441	0.01%
The Chamberlain Group, Inc.	300 Windsor Drive, Oak Brook, IL 60523 United States	(9)	SOFR + 3.25%	8.71%	11/3/2028			25,209	25,030	25,182	0.09%
Windows Acquisition Holdings, Inc.	235 Sunshine Road Royal, AR 71968 United States	(4)(11)	SOFR + 6.50%	12.00%	12/29/2026			56,265	55,700	56,265	0.20%

									1,078,718	1,044,166	3.66%
Capital Markets
Advisor Group Holdings, Inc.	20 East Thomas Road, Phoenix, AZ 85012 United States	(8)	SOFR + 4.50%	9.86%	8/17/2028			7,138	7,089	7,170	0.03%
AllSpring Buyer, LLC	P.O. Box 219967, Kansas City, MO 64121 United States	(6)(9)	SOFR + 3.25%	8.89%	11/1/2028			2,948	2,960	2,942	0.01%
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(6)(9)	SOFR + 3.75%	9.38%	7/27/2028			15,140	15,116	15,102	0.05%
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(4)(6)(9)	SOFR + 5.00%	10.40%	7/27/2028			78,749	77,229	78,650	0.28%
Aretec Group, Inc.	2301 Rosecrans Ave., Suite 5100, El Segundo, CA 90245 United States	(6)(8)	SOFR + 4.50%	9.96%	8/9/2030			862	852	862	0.00%
Clipper Acquisitions Corp.	865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017 United States	(8)	SOFR + 1.75%	7.21%	3/3/2028			1,990	1,983	1,986	0.01%
FFML Holdco Ltd	Private Bag 93502, Takapuna, Auckland 0740, New Zealand	(4)(6)(8)	B + 6.25%	11.92%	11/30/2028		NZD	38,495	23,322	23,909	0.08%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 3.50%	8.86%	6/30/2028			6,983	6,940	7,009	0.02%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 3.25%	8.61%	6/30/2028			1,985	1,969	1,992	0.01%
Focus Financial Partners LLC	875 3rd Avenue, 28th Floor New York, NY 10022 United States	(9)	SOFR + 2.50%	7.86%	6/30/2028			1,990	1,990	1,993	0.01%
Resolute Investment Managers, Inc.	220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039 United States	(5)(11)	SOFR + 6.50%	11.85%	4/30/2027			3,923	3,864	2,540	0.01%
Situs-AMC Holdings Corporation	5065 Westheimer Suite 700E, Houston, TX 77056 United States	(4)(11)	SOFR + 5.50%	10.95%	12/22/2027			12,151	12,070	12,029	0.04%
Superannuation And Investments US, LLC	Ground Floor Tower 1 201 Sussex Street Sydney,NSW,2000 Australia	(6)(9)	SOFR + 3.75%	9.22%	12/1/2028			13,160	13,096	13,210	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
The Edelman Financial Engines Center, LLC	600 Travis, Suite 5800, Houston, Texas 77002 United States	(10)	SOFR + 3.50%	8.97%	4/7/2028		18,463	18,431	18,512	0.06%

								186,911	187,906	0.66%
Chemicals
DCG Acquisition Corp.	45 Rockefeller Plaza 20th Floor, New York, NY 10111 United States	(8)	SOFR + 4.50%	9.96%	9/30/2026		4,899	4,906	4,878	0.02%
Formulations Parent Corp.	375 University Avenue, Westwood, MA 02090 United States	(4)(6)(7)(10)	SOFR + 5.75%	11.13%	11/15/2030		21,429	20,938	20,966	0.07%
Geon Performance Solutions, LLC	25777 Detroit Road Suite 202, Westlake, OH 44145 United States	(10)	SOFR + 4.75%	10.36%	8/18/2028		3,615	3,597	3,620	0.01%
Hyperion Materials & Technologies, Inc.	6325 Huntley Road, Worthington, OH 43229 United States	(9)	SOFR + 5.50%	10.96%	8/30/2028		13,573	13,544	13,402	0.05%
Olympus Water US Holding Corp.	360 North Crescent Drive, Beverly Hills, CA 90210 United States	(9)	SOFR + 3.75%	9.36%	11/9/2028		5,513	5,503	5,509	0.02%
Oxea Corporation	15375 Memorial Drive, West Memorial Place I, Suite 300, Houston, TX 77079 United States	(6)(8)	SOFR + 3.50%	9.01%	10/14/2024		6	6	6	0.00%

								48,494	48,381	0.17%
Commercial Services & Supplies
Access CIG, LLC	6818 A Patterson Pass Road, Livermore CA 94550 United States	(9)	SOFR + 5.00%	10.39%	8/18/2028		29,328	29,001	29,413	0.10%
Allied Universal Holdco, LLC	1551 North Tustin Avenue Suite 650, Santa Ana, CA 92705 United States	(9)	SOFR + 3.75%	9.21%	5/12/2028		41,148	41,086	41,042	0.14%
Anticimex, Inc.	400 Connell Drive Suite 1300, Berkeley Heights, NJ 07922 United States	(6)(9)	SOFR + 3.15%	8.46%	11/16/2028		11,765	11,732	11,775	0.04%
APX Group, Inc.	4931 North 300 West, Provo, UT, 84604 United States	(6)(9)	SOFR + 3.25%	8.92%	7/10/2028		17,390	17,362	17,423	0.06%
Bazaarvoice, Inc.	338 Pier Avenue, Hermosa Beach CA 90254 United States	(4)(7)(8)	SOFR + 5.75%	11.18%	5/7/2028		384,143	384,143	384,143	1.35%
Bazaarvoice, Inc.	338 Pier Avenue, Hermosa Beach CA 90254 United States	(4)(8)	SOFR + 5.75%	11.15%	5/7/2028		24,390	24,390	24,390	0.09%
CFS Brands, LLC	4711 E. Hefner Rd. Oklahoma City, OK 73131 United States	(4)(6)(7)(11)	SOFR + 6.00%	11.34%	10/2/2030		201,608	196,925	196,753	0.69%
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 4.75%	10.11%	3/31/2028		8,068	8,006	8,068	0.03%
DG Investment Intermediate Holdings 2, Inc.	One Commerce Drive, Schaumburg, Illinois 60173 United States	(10)	SOFR + 3.75%	9.22%	3/31/2028		29,707	29,737	29,511	0.10%
Divisions Holding Corp.	1 Riverfront Place Suite 500, Newport, KY 41071 United States	(4)(10)	SOFR + 4.75%	10.22%	5/27/2028		9,701	9,635	9,653	0.03%
EAB Global, Inc.	2008 Saint Johns Ave, Washington DC 20037 United States	(9)	SOFR + 3.50%	8.97%	8/16/2028		4,900	4,884	4,900	0.02%
Foundational Education Group, Inc.	4500 East West Highway Suite 300, Bethesda,MD,20814 United States	(4)(9)	SOFR + 4.25%	9.89%	8/31/2028		8,960	8,900	8,781	0.03%
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(7)(11)	SOFR + 5.75%	11.36%	11/17/2029		45,467	44,358	44,335	0.16%
FusionSite Midco, LLC	5611 Ohio Ave, Nashville, TN 37209 United States	(4)(7)(11)	SOFR + 5.75%	11.39%	11/17/2024		4,125	3,892	3,905	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 4.25%	9.72%	10/30/2026		12,000	12,021	12,037	0.04%
Garda World Security Corp.	1390 Barre Street, Montreal QC H3C 1N4 Canada	(6)(8)	SOFR + 4.25%	9.62%	2/1/2029		9,097	9,031	9,123	0.03%
Iris Buyer, LLC	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)(7)(11)	SOFR + 6.25%	11.60%	10/2/2030		56,234	54,446	54,378	0.19%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(7)(10)	SOFR + 5.75%	11.23%	12/15/2027		196,505	193,795	195,707	0.69%
Java Buyer, Inc.	191 4th St W Ketchum, ID, 83340 United States	(4)(7)(10)	SOFR + 5.75%	11.12%	11/9/2029		12,109	11,462	11,658	0.04%
JSS Holdings, Inc.	180 North Stetson, 29th Floor, Chicago, IL 60601 United States	(4)(10)	SOFR + 6.00%	11.47%	12/17/2030		283,439	280,505	283,439	0.99%
Knowledge Pro Buyer, Inc.	Country Squire Lane, Princeton Junction, NJ 8550 United States	(4)(7)(10)	SOFR + 5.75%	11.21%	12/10/2027		53,167	52,182	52,934	0.19%
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)(18)	SOFR + 5.35%	10.73%	10/19/2028		46,961	46,317	46,492	0.16%
KPSKY Acquisition, Inc.	500 Unicorn Park 3rd Floor, Woburn, MA 01801 United States	(4)(10)	SOFR + 5.25%	10.76%	10/19/2028		20,949	20,589	20,740	0.07%
MaxGen Energy Services Corporation	1690 Scenic Ave, Costa Mesa, CA 92626 United States	(4)(7)(11)	SOFR + 5.50%	10.96%	6/2/2027		84,023	82,739	82,749	0.29%
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(10)(18)	SOFR + 6.00%	10.96%	12/1/2027		187,232	184,765	187,232	0.66%
Onex Baltimore Buyer, Inc.	712 Fifth Avenue New York, NY 10019 United States	(4)(7)(10)	SOFR + 5.50%	10.96%	12/1/2027		127,747	125,485	126,333	0.44%
Polyphase Elevator Holding Co.	60 Shawmut Road, Suite 1, Canton, MA 02021 United States	(4)(7)(11)	SOFR + 5.50%	10.95%	6/23/2027		16,227	16,177	11,703	0.04%
Recycle & Resource US, LLC	305 Parramatta Road Auburn,NSW 2144 Australia	(6)(9)	SOFR + 3.50%	9.11%	7/14/2028		5,115	5,089	4,818	0.02%
Revspring, Inc.	38705 Seven Mile Road Suite 450, Livonia MI 48152 United States	(8)	SOFR + 4.00%	9.61%	10/11/2025		15,125	15,070	15,074	0.05%
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	21 Griffin Road North, Windsor, CT 06095 United States	(9)	SOFR + 3.75%	9.22%	12/8/2028		27,069	26,978	27,069	0.09%
USIC Holdings, Inc.	9045 North River Road Suite 300 Indianapolis IN 46240 United States	(10)	SOFR + 3.50%	9.11%	5/12/2028		24,438	24,360	24,291	0.09%
Vaco Holdings, Inc.	5410 Maryland Way, Suite 460, Brentwood, TN, 37027 United States	(10)	SOFR + 5.00%	10.43%	1/21/2029		9,032	9,000	8,936	0.03%
Veregy Consolidated, Inc.	23325 N. 23rd Ave, Suite 120 Phoenix, AZ 85027 United States	(11)	SOFR + 6.00%	11.64%	11/2/2027		20,137	20,168	18,224	0.06%

								2,004,230	2,007,029	7.02%
Construction & Engineering
Aegion Corporation	787 7th Avenue 49th Floor New York NY 10019 United States	(10)	SOFR + 4.75%	10.39%	5/17/2028		15,986	15,965	16,019	0.06%
ASP Endeavor Acquisition, LLC	515 Houston St Ste 500, Fort Worth, TX 76102 United States	(4)(9)	SOFR + 6.50%	12.13%	5/3/2027		35,100	34,710	32,116	0.11%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Brookfield WEC Holdings, Inc.	3259 Progress Drive Suite 126 Orlando, FL 32826, United States	(9)	SOFR + 3.75%	9.11%	8/1/2025		2,963	2,902	2,976	0.01%
COP Home Services TopCo IV, Inc.	3150 E Birch St., Brea, CA 92821, United States	(4)(7)(11)	SOFR + 6.00%	11.48%	12/31/2027		211,094	206,716	210,672	0.74%
Peak Utility Services Group, Inc.	310 Interlocken Parkway Suite 220 Broomfield CO 80021 United States	(4)(11)	SOFR + 5.00%	10.54%	3/2/2028		23,146	23,013	22,798	0.08%
Refficiency Holdings, LLC	1601 Las Plumas Ave San Jose, CA, 95133-1613 United States	(10)	SOFR + 3.50%	8.96%	12/16/2027		11,345	11,287	11,375	0.04%
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(7)(10)	SOFR + 4.50%	10.04%	8/31/2028		41,364	40,659	40,927	0.14%
Tutor Perini Corp.	15901 Olden Street, Sylmar CA 91342 United States	(6)(11)	SOFR + 4.75%	10.22%	8/18/2027		2,592	2,609	2,539	0.01%

								337,861	339,422	1.19%
Construction Materials
White Cap Buyer, LLC	6250 Brook Hollow Parkway, Norcross, Georgia 30071 United States	(9)	SOFR + 3.75%	9.11%	10/19/2027		17,001	17,041	17,058	0.06%
Containers & Packaging
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089, United States	(4)(10)	SOFR + 6.25%	11.90%	10/2/2028		11,415	11,142	11,244	0.04%
Ascend Buyer, LLC	1111 Busch Parkway, Buffalo Grove, IL 60089, United States	(4)(7)(10)	SOFR + 6.25%	11.71%	10/2/2028		2,587	2,490	2,496	0.01%
Berlin Packaging, LLC	525 West Monroe Street, Chicago IL 60661 United States	(9)	SOFR + 3.75%	9.21%	3/11/2028		15,439	15,424	15,475	0.05%
Charter NEX US, Inc.	1264 East High Street, Milton WI 53563 United States	(10)	SOFR + 3.75%	9.22%	12/1/2027		18,108	18,141	18,213	0.06%
Graham Packaging Co, Inc.	148 Quay Street Floor 9, Auckland Central Auckland, 1010 New Zealand	(10)	SOFR + 3.00%	8.47%	8/4/2027		8,923	8,911	8,946	0.03%
MAR Bidco Sarl	320 Stewart Rd, Wilkes-Barre, PA 18706 United States	(6)(9)	SOFR + 3.95%	9.50%	7/6/2028		3,859	3,846	3,672	0.01%
Novolex, Inc.	101 E Carolina Ave Hartsville, SC 29550 United States	(9)	SOFR + 4.18%	9.63%	4/13/2029		16,942	16,610	17,037	0.06%
Pretium PKG Holdings, Inc.	15450 South Outer Forty Drive Suite 120 Chesterfield,MO,63017 United States	(11)	SOFR + 4.60%	9.99%	10/2/2028		21,969	21,677	17,300	0.06%
ProAmpac PG Borrower, LLC	12025 Tricon Road, Cincinnati, OH 45246 United States	(10)	SOFR + 4.50%	9.89%	9/15/2028		16,355	16,153	16,406	0.06%
Ring Container Technologies Group, LLC	1 Industrial Park Rd. Oakland, TN 38060 United States	(9)	SOFR + 3.50%	8.97%	8/12/2028		992	989	996	0.00%
TricorBraun Holdings, Inc.	6 CityPlace Drive Suite 1000 Saint Louis MO 63141 United States	(9)	SOFR + 3.25%	8.72%	3/3/2028		7,108	7,073	7,077	0.02%
Trident TPI Holdings, Inc.	460 Swedesford Rd Wayne, PA 19087 United States	(9)	SOFR + 4.00%	9.61%	9/15/2028		15,977	15,939	15,954	0.06%
Trident TPI Holdings, Inc.	460 Swedesford Rd Wayne, PA 19087 United States	(9)	SOFR + 5.25%	10.60%	9/15/2028		6,071	5,950	6,100	0.02%

								144,345	140,916	0.48%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Distributors
BP Purchaser, LLC	2650 Galvin Dr, Elgin, IL 60124, United States	(4)(10)	SOFR + 5.50%	11.14%	12/10/2028			7,880	7,768	7,565	0.03%
BradyIFS Holdings, LLC	7055 S Lindell Road, Las Vegas, NV 89118 United States	(4)(7)(11)	SOFR + 6.00%	11.38%	10/31/2029			204,331	200,024	199,899	0.70%
BradyIFS Holdings, LLC	7055 S Lindell Road, Las Vegas, NV 89118 United States	(4)(7)(11)	SOFR + 6.00%	11.37%	10/31/2025			5,517	5,245	5,292	0.02%
Bution Holdco 2, Inc.	907 S. Detroit Ave Tulsa, OK 74120 United States	(4)(11)	SOFR + 6.25%	11.73%	10/17/2025			5,611	5,568	5,611	0.02%
Dana Kepner Company, LLC	700 Alcott St. Denver, CO 80204 United States	(4)(11)	SOFR + 6.00%	11.52%	12/29/2026			80,382	79,308	80,382	0.28%
Genuine Cable Group, LLC	50 Broadway, Hawthorne, NY 10532, United States	(4)(10)	SOFR + 5.50%	10.96%	11/2/2026			29,955	29,522	29,206	0.10%
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(7)(10)	SOFR + 6.50%	12.00%	6/23/2028			15,652	15,141	14,583	0.05%
Marcone Yellowstone Buyer, Inc.	One City Place Ste 400 St Louis MO 63141, United States	(4)(7)(10)	SOFR + 6.25%	11.77%	6/23/2028			25,870	25,533	24,286	0.09%
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(11)	SOFR + 5.50%	10.95%	3/9/2027			21,881	21,562	21,662	0.08%
NDC Acquisition Corp.	402 BNA Drive, Suite 500, Nashville, TN 37217 United States	(4)(7)(11)	SOFR + 5.50%	10.98%	3/9/2027			514	464	480	0.00%
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.50%	11.98%	5/13/2026			9,159	8,930	8,976	0.03%
Tailwind Colony Holding Corporation	269 South Lambert Road Orange, CT 06512 United States	(4)(11)	SOFR + 6.50%	11.98%	11/13/2024			73,531	73,037	72,060	0.25%
Unified Door & Hardware Group, LLC	1650 Suckle Highway Pennsauken, NJ 08110 United States	(4)(11)	SOFR + 5.75%	11.20%	6/30/2025			64,202	63,538	62,918	0.22%

									535,640	532,920	1.87%
Diversified Consumer Services
Ascend Learning, LLC	11161 Overbrook Road, Leawood, KS, 66211, United States	(9)	SOFR + 3.50%	8.96%	12/11/2028			20,580	20,268	20,259	0.07%
BPPH2 Limited	One Wood Street, London, EC2V 7WS United Kingdom	(4)(6)(8)	S + 6.75%	11.56%	3/2/2028		GBP	40,700	55,369	51,489	0.18%
Cambium Learning Group, Inc.	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)(7)(10)	SOFR + 5.50%	11.02%	7/20/2028			948,713	942,546	948,713	3.32%
Colibri Group, LLC	218 Liberty St, Warren, PA, 16365, United States	(10)	SOFR + 5.00%	10.58%	3/12/2029			9,846	9,773	9,859	0.03%
EM Bidco Limited	1181 Trapp Road St Paul, MN 55121 United States	(6)(9)	SOFR + 4.25%	9.70%	7/6/2029			7,460	7,393	7,413	0.03%
Endeavor Schools Holdings LLC	9350 South Dixie Highway, Suite 950, Miami, Florida 33156 United States	(4)(11)	SOFR + 6.25%	11.65%	7/18/2029			47,455	46,359	46,743	0.16%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Endeavor Schools Holdings LLC	9350 South Dixie Highway, Suite 950, Miami, Florida 33156 United States	(4)(7)(11)	SOFR + 6.25%	11.64%	7/18/2029		8,728	8,383	8,451	0.03%
Go Car Wash Management Corp.	9801 Troup Ave, Kansas City, Kansas 66111, United States	(4)(7)(11)	SOFR + 6.25%	11.71%	12/31/2026		90,012	87,502	86,807	0.30%
Groundworks, LLC	1741 Corporate Landing Pkwy, Virginia Beach , VA 23454, United States	(4)(7)(11)	SOFR + 6.50%	11.90%	3/14/2030		823	801	821	0.00%
Mckissock Investment Holdings, LLC	399 South Spring Street Suite 108, St Louis, MO 63110 United States	(10)	SOFR + 5.00%	10.38%	3/12/2029		27,500	26,825	27,534	0.10%
Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	SOFR + 3.75%	9.22%	12/15/2028		15,736	15,639	15,652	0.05%
Spring Education Group, Inc.	1999 S Bascom Ave, Suite 400 Campbell, CA 95008 United States	(8)	SOFR + 4.50%	9.85%	9/29/2030		13,785	13,618	13,842	0.05%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(8)	SOFR + 4.25%	9.86%	3/23/2027		39,192	37,130	38,041	0.13%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(7)(10)	SOFR + 6.50%	11.88%	3/23/2027		200	196	200	0.00%
Sunshine Cadence Holdco, LLC	90 Clubhouse Rd Woodmere, NY, 11598-1905 United States	(4)(10)	SOFR + 6.50%	11.93%	3/23/2027		700	685	700	0.00%
TruGreen Limited Partnership	860 Ridge Lake Blvd, Memphis TN 38120 United States	(10)	SOFR + 4.00%	9.46%	11/2/2027		1,213	1,218	1,174	0.00%
University Support Services, LLC	3500 Sunrise Hwy, Great River, NY 11739 United States	(9)	SOFR + 3.25%	8.71%	2/10/2029		9,835	9,798	9,848	0.03%
Weld North Education, LLC	3 Columbus Circle Suite 2405 New York NY 10019 United States	(9)	SOFR + 3.75%	9.22%	12/21/2027		15,200	15,160	15,221	0.05%

								1,298,663	1,302,767	4.53%
Diversified Financial Services
Barbri Holdings, Inc.	12222 Merit Drive, Suite 1340, Dallas, TX 75251 United States	(4)(10)	SOFR + 5.75%	11.21%	4/28/2028		127,768	126,258	125,851	0.44%
Comet Acquisition, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(9)	SOFR + 4.25%	9.79%	10/24/2025		15,670	15,548	15,661	0.05%
Lereta, LLC	1123 Parkview Drive Covina,CA,91724 United States	(10)	SOFR + 5.25%	10.72%	7/30/2028		29,157	28,966	22,378	0.08%
Mitchell International, Inc.	6220 Greenwich Drive, San Diego CA 92122 United States	(9)	SOFR + 3.75%	9.40%	10/15/2028		66,371	65,829	66,438	0.23%
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(7)(10)	SOFR + 6.00%	11.73%	9/1/2030		19,991	19,489	19,664	0.07%
More Cowbell II, LLC	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)(7)(10)	SOFR + 6.00%	11.73%	9/1/2029		523	456	480	0.00%
Polaris Newco, LLC	1500 Solana Blvd, Ste 6300 Roanoke, TX 76262-1713	(9)	SOFR + 4.00%	9.47%	6/2/2028		32,832	32,582	32,434	0.11%
Sedgwick Claims Management Services, Inc.	8125 Sedgwick Way, Memphis TN 38125 United States	(6)(8)	SOFR + 3.75%	9.11%	2/24/2028		5,211	5,168	5,234	0.02%
SelectQuote, Inc.	6800 West 115th Street Suite 2511 Overland Park KS 66211 United States	(4)(5)(10)	SOFR + 9.50%	14.96% (incl. 3.00% PIK)	11/5/2024		271,178	270,968	244,060	0.86%

								565,264	532,200	1.86%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Diversified Telecommunication Services
Numericable US, LLC	5, rue Eugène Ruppert L—2453 Luxembourg LU	(6)(8)	SOFR + 5.50%	10.89%	8/15/2028		22,638	22,402	20,402	0.07%
Point Broadband Acquisition, LLC	617 E. Lake St. Stanton, MI 48888 United States	(4)(11)	SOFR + 6.00%	11.51%	10/1/2028		158,727	156,034	158,727	0.56%
Point Broadband Acquisition, LLC	617 E. Lake St. Stanton, MI 48888 United States	(4)(11)	SOFR + 6.00%	11.46%	10/1/2028		72,371	71,188	72,371	0.25%
Zacapa, LLC	4 E Pennslyvania Ave, Pen Argyl, 18072, PA, United States	(6)(9)	SOFR + 4.00%	9.35%	3/22/2029		6,021	6,012	6,018	0.02%

								255,636	257,518	0.90%
Electric Utilities
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(11)	SOFR + 4.75%	10.24%	3/26/2027		50,476	49,831	48,709	0.17%
Qualus Power Services Corp.	4040 Rev Drive Cincinatti, OH 45232 United States	(4)(7)(11)	SOFR + 5.75%	11.14%	3/26/2027		48,823	47,802	48,020	0.17%
Tiger Acquisition, LLC	8653 East Highway 67, Alvarado, TX 76009 United States	(4)(6)(9)	SOFR + 3.25%	8.71%	6/1/2028		1,995	1,980	1,989	0.01%

								99,613	98,718	0.35%
Electrical Equipment
Emergency Power Holdings, LLC	44 S Commerce Way, Bethlehem, PA 18017 United States	(4)(7)(11)	SOFR + 5.50%	10.95%	8/17/2028		197,781	194,890	197,288	0.69%
Madison IAQ, LLC	500 W Madison St #3890, Chicago IL United States	(9)	SOFR + 3.25%	8.72%	6/21/2028		40,033	39,705	39,965	0.14%
Shoals Holdings, LLC	1400 Shoals Way Portland, TN 37148 United States	(4)(11)	SOFR + 5.75%	11.28%	11/25/2026		8,292	8,189	8,292	0.03%

								242,784	245,545	0.86%
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	11.46%	12/23/2026		25,255	25,002	22,856	0.08%
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	11.49%	12/23/2026		1,944	1,933	1,759	0.01%
Albireo Energy, LLC	3 Ethel Road, Suite 300, Edison, NJ 08817 United States	(4)(11)	SOFR + 6.00%	11.52%	12/23/2026		7,580	7,534	6,860	0.02%
CPI Intermediate Holdings Inc	580 Skylane Blvd, Santa Rosa, CA, 95403, United States	(4)(7)(10)	SOFR + 5.50%	10.87%	10/8/2029		462,089	453,107	452,887	1.59%
Infinite Bidco, LLC	17792 Fitch, Irvine, CA 92614 United States	(9)	SOFR + 3.75%	9.39%	3/2/2028		12,007	11,990	11,737	0.04%
Phoenix 1 Buyer Corp.	13723 Riverport Drive, St. Louis, MO 63043 United States	(4)(7)(8)	SOFR + 5.50%	10.87%	11/20/2030		43,137	42,628	42,622	0.15%
Presidio, Inc.	1 Penn Plaza Suite 2832, New York, NY, 10119, United States	(8)	SOFR + 3.50%	8.98%	1/22/2027		2,175	2,177	2,182	0.01%

								544,371	540,903	1.90%
Energy Equipment & Services
Abaco Energy Technologies, LLC	1999 Bryan Street, Suite 900, Dallas TX 75201 United States	(4)(13)	SOFR + 7.00%	12.46%	10/4/2024		3,871	3,811	3,871	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
ISQ Hawkeye Holdco, Inc.	10640 Company Highway D20 Alden, IA 50006 United States	(4)(5)(7)(10)	SOFR + 6.00%	11.38%	8/17/2029			8,447	8,257	8,417	0.03%
Tetra Technologies, Inc.	24955 Interstate 45 North The Woodlands TX 77380 United States	(4)(6)(11)	SOFR + 6.25%	11.71%	9/10/2025			22,793	22,345	22,793	0.08%

									34,413	35,081	0.12%
Entertainment
CE Intermediate I, LLC	455 Delta Ave Fl 3 Cincinnati,OH,45226 United States	(9)	SOFR + 3.50%	9.02%	11/10/2028			7,642	7,588	7,584	0.03%
Food Products
Quantum Bidco, Ltd.	12 St James’s Square, St. James’s, London SW1Y 4LB	(4)(6)(8)	S + 5.50%	11.05%	1/29/2028		GBP	12,500	16,680	14,977	0.05%
Snacking Investments US, LLC	2 Henry St, North City, Dublin 1, D01 C3Y9, Ireland	(6)(11)	SOFR + 4.00%	9.36%	12/18/2026			4,881	4,901	4,888	0.02%

									21,581	19,865	0.07%
Ground Transportation
Quality Distribution LLC	1208 East Kennedy Boulevard, Suite 132, Tampa, FL 33602 United States	(4)(7)(11)	SOFR + 6.75%	12.11%	6/30/2028			680	542	278	0.00%
Quality Distribution LLC	1208 East Kennedy Boulevard, Suite 132, Tampa, FL 33602 United States	(4)(11)	SOFR + 6.38%	11.83%	7/1/2028			6,874	6,742	6,874	0.02%

									7,284	7,152	0.02%
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc.	11825 Central Parkway Jacksonville FL 32224 United States	(4)(9)	SOFR + 5.75%	11.25%	6/13/2029			25,064	24,582	24,187	0.08%
Auris Luxembourg III Sarl	23 Rue Aldringen, Luxembourg, L-1118, Luxembourg	(6)(8)	SOFR + 3.75%	9.62%	2/27/2026			9,975	9,968	9,873	0.03%
Bamboo US BidCo LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(6)(7)(11)	SOFR + 6.00%	11.38%	9/30/2030			30,457	29,333	29,567	0.10%
Bamboo US BidCo LLC	1 Baxter Pkwy, Deerfield, IL 60015 United States	(4)(6)(11)	E + 6.00%	9.95%	9/30/2030		EUR	70,854	72,851	76,460	0.27%
CPI Buyer, LLC	300 North LaSalle Drive, Suite 5600, Chicago, IL, 60654, United States	(4)(7)(10)	SOFR + 5.50%	11.15%	11/1/2028			170,345	167,802	164,619	0.58%
Egrotron Acquisition, LLC	1181 Trapp Road St Paul, MN 55121 United States	(4)(10)	SOFR + 5.75%	11.21%	7/6/2028			67,027	66,019	66,859	0.23%
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(10)	SOFR + 5.50%	11.00%	9/13/2028			193,545	191,144	190,642	0.67%
GCX Corporation Buyer, LLC	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)(10)	SOFR + 5.50%	11.02%	9/13/2028			49,005	48,461	48,270	0.17%
Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(9)	SOFR + 5.50%	11.00%	7/20/2029			49,500	46,738	46,035	0.16%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Natus Medical Incorporated	3150 Pleasant View Road, Middleton, WI 53562 United States	(4)(7)(9)	SOFR + 4.75%	10.21%	7/21/2027			3,463	3,363	2,830	0.01%
Resonetics, LLC	800 Boylston Street Suite 3325 Boston MA 02199 United States	(10)	SOFR + 4.00%	9.65%	4/28/2028			65,960	65,274	66,097	0.23%
Sunshine Luxembourg VII S.à r.l, LLC	26A Blvd Royal, Luxembourg, L-2449 Luxembourg	(6)(10)	SOFR + 3.50%	8.95%	10/1/2026			13,765	13,791	13,855	0.05%

									739,326	739,294	2.58%
Health Care Providers & Services
123Dentist, Inc.	4321 Still Creek Dr suite 200, Burnaby, BC V5C 6S7, Canada	(4)(6)(7)(10)	C + 5.50%	10.94%	8/10/2029		CAD	230,300	176,283	172,167	0.60%
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560, United States	(4)(7)(10)	SOFR + 5.50%	10.96%	8/2/2027			3,222	2,966	3,007	0.01%
ACI Group Holdings, Inc.	629 Davis Drive, Suite 300, Morrisville, NC 27560, United States	(4)(7)(10)	SOFR + 5.50%	10.96%	8/2/2028			112,069	110,053	110,685	0.39%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(11)	SOFR + 6.25%	11.79%	5/7/2027			11,846	11,714	11,846	0.04%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(7)(11)	SOFR + 6.25%	11.53%	5/7/2027			8,647	8,525	8,569	0.03%
ADCS Clinics Intermediate Holdings, LLC	151 Southhall Lane Suite 300 Maitland FL 32751 United States	(4)(11)	SOFR + 6.25%	11.75%	5/7/2027			252	251	250	0.00%
ADMI Corp.	299 Park Avenue 34th Floor New York NY 10171 United States	(9)	SOFR + 3.75%	9.22%	12/23/2027			39,949	39,803	38,077	0.13%
Amerivet Partners Management, Inc.	520 Madison Avenue, New York, NY 10022 United States	(4)(5)(7)(10)	SOFR + 5.50%	11.00%	2/25/2028			26,213	25,545	26,213	0.09%
AMGH Holding Corp.	209 Highway 121 Bypass Suite 21 Lewisville, TX 75067 United States	(11)	SOFR + 4.25%	9.89%	3/14/2025			11,494	11,501	9,061	0.03%
Canadian Hospital Specialties Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(11)	C + 4.50%	9.93%	4/14/2028		CAD	14,821	11,739	13,890	0.05%
Canadian Hospital Specialties Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(10)	C + 4.50%	9.93%	4/15/2027		CAD	5,400	4,273	4,024	0.01%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	S + 6.00%	11.19%	2/24/2029		GBP	62,265	81,504	74,207	0.26%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	E + 6.00%	10.03%	2/24/2029		EUR	14,000	15,575	14,451	0.05%
Caramel Bidco Limited	Western House Broad Lane, Yate, Bristol, England, BS37 7LD	(4)(6)(8)	SOFR + 6.00%	11.32%	2/24/2029			6,125	6,424	5,727	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
CCBlue Bidco, Inc.	1148 Main St Saint Helena, CA, 94574-2013 United States	(4)(10)	SOFR + 6.25%	11.70% (incl. 2.75% PIK)	12/21/2028		508,348	501,641	432,096	1.51%
Covenant Surgical Partners, Inc.	401 Commerce Street Suite 600 Nashville TN 37219 United States	(8)	SOFR + 4.00%	9.38%	7/1/2026		2,926	2,902	2,291	0.01%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)	SOFR + 6.41%	11.75%	4/3/2028		25,410	25,273	25,220	0.09%
DCA Investment Holdings, LLC	6240 Lake Osprey Drive, Sarasota, FL 34240 United States	(4)(10)	SOFR + 6.50%	11.85%	4/3/2028		9,996	9,753	9,946	0.03%
Epoch Acquisition, Inc.	4600 Lena Drive Mechanicsburg, PA 17055 United States	(4)(11)	SOFR + 6.00%	11.55%	10/4/2026		28,810	28,810	28,666	0.10%
Global Medical Response, Inc.	6363 S Fiddlers Green Circle 14th floor Greenwood Village CO 80111 United States	(11)	SOFR + 4.25%	9.93%	10/2/2025		33,941	33,983	26,757	0.09%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 5.00%	10.45%	10/15/2026		272,236	269,237	259,986	0.91%
Kwol Acquisition, Inc.	600 Park Offices Drive, Suite 200, Research Triangle Park, NC 27709 United States	(4)(6)(7)(10)	SOFR + 6.25%	11.43%	12/6/2029		6,872	6,687	6,685	0.02%
Medical Knowledge Group, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.75%	11.21%	2/1/2029		162,061	159,705	160,035	0.56%
Medical Knowledge Group, LLC	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)(10)	SOFR + 5.75%	11.19%	2/1/2029		21,690	21,138	21,418	0.08%
Midwest Physician Administrative Services, LLC	1100 West 31st Street Suite 300 Downers Grove IL 60515 United States	(10)	SOFR + 3.25%	8.86%	3/12/2028		18,987	18,932	17,278	0.06%
Navigator Acquiror, Inc.	311 South Wacker Drive, 64th Floor, Chicago, IL 60606, United States	(4)(7)(9)	SOFR + 5.50%	10.96%	7/16/2027		482,571	480,045	448,791	1.57%
Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	11.13%	11/16/2025		59,439	59,232	59,439	0.21%
Odyssey Holding Company, LLC	100 Winners Circle Suite 440 Brentwood, TN 37027 United States	(4)(11)	SOFR + 5.75%	11.14%	11/16/2025		4,211	4,211	4,211	0.01%
Onex TSG Intermediate Corp.	200 Corporate Boulevard, Lafayette LA 70508 United States	(6)(10)	SOFR + 4.75%	10.39%	2/28/2028		22,789	22,670	22,547	0.08%
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(6)(7)(11)	SOFR + 5.75%	11.10%	7/8/2026		7,714	7,132	7,116	0.02%
ONS MSO, LLC	5 High Ridge Park 2nd floor, Stamford, CT 06905 United States	(4)(6)(7)(11)	SOFR + 6.25%	11.69%	7/8/2026		808	705	703	0.00%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Pathway Vet Alliance, LLC	4225 Guadalupe Street Austin, TX 78751 United States	(8)	SOFR + 3.75%	9.22%	3/31/2027			30,387	30,234	26,868	0.09%
Pediatric Associates Holding Co., LLC	900 South Pine Island Road Suite 800, Plantation, FL, 33324, United States	(9)	SOFR + 3.25%	8.72%	12/29/2028			6,389	6,357	6,198	0.02%
Phoenix Guarantor, Inc.	805 N. Whittington Parkway, Louisville, Kentucky 40222 United States	(8)	SOFR + 3.50%	8.97%	3/5/2026			7,784	7,784	7,795	0.03%
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(7)(10)	SOFR + 5.75%	11.10%	5/12/2029			90,576	88,919	85,130	0.30%
Plasma Buyer, LLC	300 North LaSalle Street, Suite 5600. Chicago, Illinois, 60654 United States	(4)(7)(10)	SOFR + 5.75%	11.10%	5/12/2028			4,822	4,612	3,990	0.01%
PPV Intermediate Holdings, LLC	4927 NW Front Ave, Portland, OR 97210 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	8/31/2029			126,926	124,779	125,875	0.44%
PSKW Intermediate, LLC	The Crossings at Jefferson Park, 200 Jefferson Park, Whippany, NJ 07981 United States	(4)(11)	SOFR + 6.25%	11.71%	3/9/2026			14,156	14,156	14,156	0.05%
Radnet, Inc.	3830 Park Ave, Edison, NJ 08820 United States	(6)(10)	SOFR + 3.00%	8.36%	4/21/2028			4,610	4,595	4,630	0.02%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(7)(10)	SOFR + 5.90%	11.30%	12/23/2028			486,546	477,890	474,954	1.66%
Smile Doctors, LLC	295 SE Inner Loop Ste 102 Georgetown, TX, 78626-2141 United States	(4)(7)(10)	SOFR + 5.90%	11.29%	12/23/2028			36,822	35,375	34,787	0.12%
Snoopy Bidco, Inc.	8039 Beach Blvd, Buena Park, CA United States	(4)(7)(10)	SOFR + 6.75%	12.65% PIK	6/1/2028			643,738	636,468	620,439	2.17%
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(7)(11)	SOFR + 5.75%	11.41%	6/18/2028			68,478	67,108	65,852	0.23%
SpecialtyCare, Inc.	111 Radio Circle, Mount Kisco NY 10549 United States	(4)(7)(8)	SOFR + 4.00%	9.46%	6/18/2028			831	743	623	0.00%
Stepping Stones Healthcare Services, LLC	2586 Trailridge Dr E Suite 100, Lafayette, CO, 80026-3111, United States	(4)(7)(10)	SOFR + 5.75%	11.20%	1/2/2029			165,094	162,739	158,429	0.56%
Surgery Centers Holdings, Inc.	310, 7 Springs Way Suite 500 Brentwood TN 37027 United States	(6)(10)	SOFR + 3.50%	8.86%	12/19/2030			5,687	5,630	5,717	0.02%
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(10)	C + 5.75%	11.24%	3/16/2028		CAD	137,263	106,359	97,893	0.34%
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(7)(10)	C + 5.75%	11.25%	9/16/2027		CAD	8,688	6,678	6,079	0.02%
The Fertility Partners, Inc.	21 St. Clair East, Suite 900, Toronto, ON M4T 1L9 Canada	(4)(6)(10)	SOFR + 5.75%	11.36%	3/16/2028			46,138	45,580	43,601	0.15%
The GI Alliance Management, LLC	8267 Elmbrook Drive, Ste. 200 Dallas, TX 75247 United States	(4)(11)	SOFR + 6.25%	11.78%	9/15/2028			314,182	306,781	314,182	1.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
TTF Holdings, LLC	2222 West Grand River Ave, Suite A, Okemos, MI 48864 United States	(4)(10)	SOFR + 4.00%	9.47%	3/31/2028			4,007	3,990	4,012	0.01%
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(10)	SOFR + 5.75%	11.15%	7/15/2028			9,597	9,452	9,357	0.03%
UMP Holdings, LLC	5669 Peachtree Dunwoody Rd Suite 350, Atlanta, GA 30342 United States	(4)(7)(10)	SOFR + 5.75%	11.13%	7/15/2028			13,158	13,058	12,791	0.04%
Unified Physician Management, LLC	16 Court St, 14th Floor, Brooklyn, New York 11241, United States	(4)(7)(9)	SOFR + 5.25%	10.61%	6/18/2029			887,415	887,415	887,415	3.11%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(10)	SOFR + 6.00%	11.47%	11/18/2027			127,120	125,744	124,260	0.44%
US Oral Surgery Management Holdco, LLC	201 E. John Carpenter Freeway Suite 660 Irving, TX 75062 United States	(4)(7)(11)	SOFR + 6.00%	11.45%	11/18/2027			54,865	54,002	53,229	0.19%
Veonet GmbH	Balanstraße 73, Haus 8, 81541 München, Germany	(6)(8)	S + 5.25%	10.44%	3/14/2029		GBP	202,759	258,483	254,326	0.89%
WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(10)	SOFR + 5.75%	11.36%	6/22/2028			102,900	101,648	62,769	0.22%
WHCG Purchaser III, Inc.	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	11.36%	6/22/2026			12,455	12,331	7,585	0.03%

									5,757,122	5,538,301	19.35%
Health Care Technology
athenahealth, Inc.	Arsenal Street, Watertown, MA 02472 United States	(9)	SOFR + 3.25%	8.61%	2/15/2029			36,560	36,261	36,450	0.13%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(10)	SOFR + 5.50%	10.85%	5/25/2029			387,570	381,595	383,694	1.34%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(7)(10)	SOFR + 5.75%	11.10%	5/25/2029			123,999	121,798	123,999	0.43%
Caerus US 1, Inc.	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)(7)(10)	SOFR + 5.75%	11.21%	5/25/2029			31,729	30,924	31,070	0.11%
Color Intermediate LLC	3055 Lebanon Pike Suite 1000 Nashville, TN 37214 United States	(4)(10)	SOFR + 5.50%	10.95%	10/4/2029			368,831	361,184	368,831	1.29%
Datix Bidco, Ltd.	311 South Wacker Drive, Suite 4900 Chicago, Illinois 60606 United States	(4)(8)	SOFR + 4.50%	9.94%	4/28/2025			24,000	23,887	23,880	0.08%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.75%	11.10%	9/21/2026			154,196	152,838	154,196	0.54%
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(10)	SOFR + 5.75%	11.10%	11/20/2028			204,436	200,955	204,436	0.72%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Edifecs, Inc.	756 114th Ave SE, Bellevue, WA 98004 United States	(4)(11)	SOFR + 5.75%	11.10%	9/21/2026		95,271	95,367	95,271	0.33%
GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.75%	11.25%	10/29/2028		97,179	95,759	97,179	0.34%
GI Ranger Intermediate, LLC	188 The Embarcadero Suite 700 San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 5.75%	11.25%	10/29/2027		6,480	6,342	6,480	0.02%
Healthcomp Holding Company, LLC	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)(10)	SOFR + 5.75%	11.12%	11/8/2029		180,353	178,594	178,549	0.63%
Imprivata, Inc.	10 Maguire Road, Building 1 Suite 125 Lexington MA 02421 United States	(9)	SOFR + 3.75%	9.22%	12/1/2027		2,023	2,026	2,033	0.01%
Neptune Holdings, Inc.	4221 W Boy Scout Blvd, Suite 350, Tampa, FL 33607 United States	(4)(7)(11)	SOFR + 6.00%	11.50%	8/31/2030		15,000	14,595	14,660	0.05%
Netsmart Technologies, Inc.	11100 Nall Avenue, Overland Park KS 66211 United States	(10)	SOFR + 3.75%	9.22%	10/1/2027		12,970	13,013	13,012	0.05%
NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(10)	SOFR + 6.09%	11.64%	3/1/2028		71,173	69,903	71,173	0.25%
NMC Crimson Holdings, Inc.	1050 Winter Street, Suite 2700 Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 6.09%	11.63%	3/1/2028		14,758	14,408	14,315	0.05%
Project Ruby Ultimate Parent Corp.	11711 West 79th Street Lenexa, Kansas 62214 United States	(10)	SOFR + 3.25%	8.72%	3/10/2028		4,681	4,664	4,686	0.02%
RPBLS Midco, LLC	541 Buttermilk Pike, Suite 401, Crescent Springs, KY 41017 United States	(4)(10)	SOFR + 5.75%	11.25%	4/1/2028		130,730	128,866	130,730	0.46%
RPBLS Midco, LLC	541 Buttermilk Pike, Suite 401, Crescent Springs, KY 41017 United States	(4)(9)	SOFR + 5.75%	11.25%	4/1/2028		34,637	34,383	34,637	0.12%
Verscend Holding Corp.	201 Jones Road 4th Floor Waltham MA 02451 United States	(8)	SOFR + 4.00%	9.47%	8/27/2025		30,170	30,198	30,308	0.11%
Waystar Technologies, Inc.	2055 Sugarloaf Circle Suite 600 Duluth GA 30097 United States	(8)	SOFR + 4.00%	9.47%	10/22/2026		12,289	12,300	12,350	0.04%

								2,009,860	2,031,939	7.12%
Hotels, Restaurants & Leisure
Alterra Mountain Company	3501 Wazee Street, Denver CO 80216 United States	(9)	SOFR + 3.50%	8.97%	8/17/2028		6,178	6,186	6,194	0.02%
Century Casinos, Inc.	455 East Pikes Peak Avenue Suite 210, Colorado Springs, CO,80903 ,United States	(6)(10)	SOFR + 6.00%	11.44%	4/2/2029		31,450	30,974	30,672	0.11%
Fertitta Entertainment, LLC	1510 W. Loop South, Houston, Texas 77027 United States	(9)	SOFR + 4.00%	9.36%	1/27/2029		13,460	13,455	13,483	0.05%
Flynn Restaurant Group LP	225 Bush Street Suite 1800 San Francisco,CA,94104 United States	(9)	SOFR + 4.25%	9.72%	12/1/2028		7,567	7,519	7,614	0.03%
IRB Holding Corp.	Three Glenlake Parkway Northeast Atlanta GA 30328 United States	(10)	SOFR + 3.00%	8.46%	12/15/2027		18,588	18,581	18,641	0.07%
Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 3.25%	8.72%	7/21/2028		12,941	12,927	12,949	0.05%
New Red Finance, Inc.	5707 Blue Lagoon Dr, Miami, FL 33126 United States	(8)	SOFR + 2.25%	7.61%	9/12/2030		2,000	2,000	2,003	0.01%
Scientific Games Holdings LP	1500 Bluegrass Lakes Parkway, Alpharetta, GA 30004 United States	(9)	SOFR + 3.25%	8.66%	4/4/2029		12,309	12,284	12,329	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Tacala Investment Corp.	3750 Corporate Woods Drive Vestavia Hills, AL 35242 United States	(10)	SOFR + 4.00%	9.47%	2/5/2027			17,847	17,872	17,942	0.06%
Twin River Worldwide Holdings, Inc.	100 Westminster St, Providence, RI 02903 United States	(6)(9)	SOFR + 3.25%	8.93%	10/2/2028			9,627	9,588	9,150	0.03%
Whatabrands LLC	300 Concord Plz, San Antonio, Texas, 78216 United States	(9)	SOFR + 3.00%	8.47%	8/3/2028			9,438	9,385	9,466	0.03%

									140,771	140,443	0.50%
Household Durables
AI Aqua Merger Sub, Inc.	9399 West Higgins Road, Rosemont, IL 60018 United States	(6)(9)	SOFR + 3.75%	9.09%	7/31/2028			32,645	32,535	32,711	0.11%
Industrial Conglomerates
Bettcher Industries, Inc.	6801 State Route 60 Birmingham,OH,44889 United States	(9)	SOFR + 4.00%	9.36%	12/14/2028			7,008	6,958	6,984	0.02%
CEP V Investment 11 Sarl	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(10)	SA + 6.52%	8.23%	2/11/2028		CHF	47,449	47,573	56,416	0.20%
CEP V Investment 11 Sarl	2 Avenue Charles De Gaulle Luxembourg	(4)(6)(10)	E + 6.45%	10.38%	2/23/2028		EUR	54,899	51,713	60,606	0.21%
Engineered Machinery Holdings, Inc.	450 Lexington Avenue New York,NY,10017 United States	(10)	SOFR + 3.50%	9.11%	5/19/2028			11,875	11,838	11,825	0.04%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(8)	E + 5.75%	9.74%	8/13/2029		EUR	25,070	25,324	27,192	0.10%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(10)	SOFR + 5.75%	11.23%	8/13/2029			161,975	159,543	159,140	0.56%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	11.22%	8/13/2029			14,288	13,965	14,095	0.05%
Excelitas Technologies Corp.	200 West Street, Waltham MA 02451 United States	(4)(7)(10)	SOFR + 5.75%	11.20%	8/12/2028			9,065	8,838	8,807	0.03%
FCG Acquisitions, Inc.	800 Concar Drive, Suite 100, San Mateo, CA 94402 United States	(9)	SOFR + 3.75%	9.22%	3/31/2028			22,941	22,869	22,986	0.08%
SPX Flow, Inc.	13320 Ballantyne Corporate Pla, Charlotte, NC, 28277, United States	(9)	SOFR + 4.50%	9.96%	4/5/2029			8,580	8,293	8,620	0.03%
Vertical US Newco, Inc.	451 Park Avenue South 7th Floor New York, NY 10016 United States	(6)(9)	SOFR + 3.50%	9.38%	7/30/2027			17,708	17,752	17,770	0.06%
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(9)	SOFR + 3.75%	9.39%	11/19/2028			22,632	22,559	21,557	0.08%

									397,225	415,998	1.46%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Insurance
Alera Group, Inc.	3 Parkway North, Suite 500, Deerfield, IL 60015, United States	(4)(7)(10)	SOFR + 6.00%	11.46%	10/2/2028		63,312	62,765	63,201	0.22%
Alliant Holdings Intermediate, LLC	1301 Dove Street, Suite 200, Newport Beach, CA 92660 United States	(9)	SOFR + 3.50%	8.86%	11/6/2030		3,681	3,679	3,702	0.01%
Amerilife Holdings LLC	2650 McCormick Dr, Clearwater, FL 33759 United States	(4)(7)(10)	SOFR + 5.75%	11.14%	8/31/2029		370,013	362,338	368,393	1.29%
AssuredPartners, Inc.	200 Colonial Center Parkway Suite 140 Lake Mary FL 32746 United States	(9)	SOFR + 3.50%	8.97%	2/12/2027		17,414	17,310	17,479	0.06%
Baldwin Risk Partners, LLC	4211 W Boy Scout Blvd Suite 800 Tampa FL 33607 United States	(6)(9)	SOFR + 3.50%	8.97%	10/14/2027		9,794	9,771	9,810	0.03%
CFC Underwriting, Ltd.	85 Gracechurch Street, London, United Kingdom, EC3V 0AA	(4)(6)(7)(9)	SOFR + 5.00%	10.32%	5/16/2029		138,161	135,265	138,452	0.49%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(7)(10)	SOFR + 6.00%	11.45%	10/29/2028		27,710	27,043	27,296	0.10%
Foundation Risk Partners Corp.	1540 Cornerstone Blvd #230, Daytona Beach, FL 32117, United States	(4)(7)(10)	SOFR + 6.00%	11.45%	10/30/2028		30,911	30,549	30,851	0.11%
Galway Borrower, LLC	1 California Street, Suite 400, San Francisco, CA 94111 United States	(4)(7)(10)	SOFR + 5.25%	10.70%	9/29/2028		222,060	219,118	218,443	0.77%
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(10)	SOFR + 5.75%	11.25%	4/14/2028		90,547	89,403	90,547	0.32%
High Street Buyer, Inc.	600 Unicorn Park Drive, Suite 208, Woburn, MA 01801 United States	(4)(7)(10)	SOFR + 5.75%	11.25%	4/16/2028		45,142	44,164	44,682	0.16%
Howden Group Holdings Limited	1 Creechurch Place, London, EC3A 5AF United Kingdom	(10)	SOFR + 3.25%	8.75%	11/12/2027		13,358	13,308	13,404	0.05%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.05%	11.54%	8/27/2025		79,956	79,393	79,156	0.28%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.02%	11.41%	8/27/2025		96,836	95,607	95,868	0.34%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(7)(10)	SOFR + 6.00%	11.39%	8/27/2025		4,101	4,008	4,036	0.01%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(7)(10)	SOFR + 6.02%	11.51%	8/27/2026		71,988	71,395	71,267	0.25%
Integrity Marketing Acquisition, LLC	2300 Highland Village Suite 300 Highland Village, TX 75077 United States	(4)(10)	SOFR + 6.03%	11.52%	8/27/2025		2,316	2,296	2,293	0.01%
NFP Corp.	340 Madison Avenue 20th Floor New York NY 10173 United States	(8)	SOFR + 3.25%	8.72%	2/15/2027		13,456	13,405	13,541	0.05%
PGIS Intermediate Holdings, LLC	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(10)	SOFR + 5.50%	10.93%	10/16/2028		24,220	23,984	23,856	0.08%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
PGIS Intermediate Holdings, LLC	5704 Binbranch Ln McKinney, TX, 75071-8475 United States	(4)(7)(10)	SOFR + 5.75%	11.10%	10/16/2028			1,868	1,506	1,459	0.01%
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(10)	S + 6.00%	11.19%	10/31/2029		GBP	9,291	11,090	11,606	0.04%
Riser Merger Sub, Inc.	1648 South 51st Avenue Phoenix, AZ 85008 United States	(4)(7)(10)	SOFR + 6.00%	11.35%	10/31/2029			91,805	89,332	89,267	0.31%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(10)	SOFR + 5.50%	11.03%	11/1/2029			53,668	53,588	53,668	0.19%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(10)	SOFR + 5.50%	11.03%	10/30/2026			76,575	75,865	76,575	0.27%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(7)(10)	SOFR + 6.00%	11.35%	10/30/2026			3,127	2,479	2,882	0.01%
RSC Acquisition, Inc.	160 Federal Street, Boston, MA 02110 United States	(4)(5)(10)	SOFR + 6.00%	11.58%	11/1/2029			7,017	6,955	6,982	0.02%
SG Acquisition, Inc.	2635 Century Parkway Northeast Suite 900 Atlanta GA 30345 United States	(4)(9)	SOFR + 5.50%	10.98%	1/27/2027			93,540	93,330	92,371	0.32%
Shelf Bidco Ltd	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)(10)(18)	SOFR + 6.34%	11.72%	1/3/2030			132,047	128,629	131,386	0.46%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	E + 7.00%	10.97% (incl. 2.50% PIK)	8/3/2028		EUR	5,493	6,962	6,019	0.02%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(7)(8)	S + 7.28%	12.21% (incl. 2.50% PIK)	7/9/2028		GBP	124,060	150,959	151,745	0.53%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 7.10%	12.53% (incl. 2.50% PIK)	7/9/2028			168,565	165,308	167,301	0.59%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 7.10%	12.43% (incl. 2.50% PIK)	8/3/2028			57,880	58,606	57,446	0.20%
Tennessee Bidco Limited	33920 US Highway 19, North Suite 151, Palm, Stoke On Trent, ST4 9DN, United Kingdom	(4)(6)(8)	SOFR + 6.35%	11.75% (incl. 2.50% PIK)	8/3/2028			129,641	128,520	125,103	0.44%
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(9)	SOFR + 3.00%	8.35%	11/22/2029			8,912	8,835	8,941	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
USI, Inc.	100 Summit Lake Drive, Suite 400, Valhalla, NY 10595 United States	(9)	SOFR + 3.25%	8.60%	9/29/2030		1,995	2,000	2,001	0.01%
World Insurance Associates, LLC	100 Wood Ave South, 4th Floor, Iselin, NJ 08830 United States	(4)(7)(11)	SOFR + 6.00%	11.42%	4/3/2028		43,333	41,932	41,867	0.15%

								2,330,697	2,342,896	8.23%
Interactive Media & Services
Ancestry.com Operations, Inc	1300 West Traverse Parkway Lehi, UT 84043 United States	(9)	SOFR + 3.25%	8.71%	12/6/2027		3,609	3,591	3,540	0.01%
MH Sub I, LLC	909 North Pacific Coast Highway, 11th Floor El Segundo CA 90245 United States	(11)	SOFR + 3.75%	9.22%	9/13/2024		4,497	4,501	4,512	0.02%
Project Boost Purchaser, LLC	11660 Alpharetta Highway Suite 210 Roswell, GA 30076 United States	(9)	SOFR + 3.50%	8.97%	5/30/2026		4,887	4,849	4,897	0.02%

								12,941	12,949	0.05%
Internet & Direct Marketing Retail
Donuts, Inc.	10500 NE 8th Street Suite 750, Bellevue, WA 98004 United States	(4)(11)	SOFR + 6.00%	11.59%	12/29/2026		233,388	232,117	233,388	0.82%
Donuts, Inc.	10500 NE 8th Street Suite 750, Bellevue, WA 98004 United States	(4)(11)	SOFR + 6.00%	11.59%	12/29/2027		272,949	272,949	272,949	0.96%
Hoya Midco, LLC	11 North Canal Street Suite 800 60606 Chicago IL United States	(6)(9)	SOFR + 3.25%	8.63%	2/3/2029		9,544	9,506	9,559	0.03%
Prodege International Holdings, LLC	100 North Pacific Coast Highway, 8th Floor El Segundo,CA,90245 United States	(4)(10)	SOFR + 5.75%	11.28%	12/15/2027		555,828	549,490	519,699	1.82%

								1,064,062	1,035,595	3.63%
IT Services
Ahead DB Holdings, LLC	401 N Michigan Ave., Suite 3400, Chicago IL 60611 United States	(5)(10)	SOFR + 3.75%	9.20%	10/18/2027		2,543	2,552	2,538	0.01%
AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11—12 St James’s Square, London, SW1Y 4LB United Kingdom	(4)(5)(8)	9.75%	9.75% PIK	12/21/2029		25,725	25,274	25,596	0.09%
AI Altius Bidco, Inc.	Suite 1, 3rd Floor, 11—12 St James’s Square, London, SW1Y 4LB United Kingdom	(4)(10)	SOFR + 5.18%	10.43%	12/21/2028		143,602	141,712	143,602	0.50%
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 4.00%	9.36%	10/16/2026		19,507	19,523	19,375	0.07%
Endurance International Group Holdings, Inc.	10 Corporate Drive Suite 300 Burlington MA 01803 United States	(10)	SOFR + 3.50%	9.42%	2/10/2028		44,598	44,352	43,811	0.15%
Infostretch Corporation	28411 Northwestern Highway, Suite 640, Southfield, MI, 48034, United States	(4)(10)	SOFR + 5.75%	11.25%	4/1/2028		180,255	177,702	161,328	0.57%
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(7)(10)	SOFR + 6.25%	11.72% (incl. 2.75% PIK)	11/24/2028		988,404	971,243	984,689	3.45%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Monterey Financing, S.A.R.L	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	CI + 6.00%	9.89%	9/28/2029		DKK	560,750	72,350	82,418	0.29%
Monterey Financing, S.A.R.L	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(9)	N + 6.00%	10.71%	9/28/2029		NOK	599,094	54,653	58,524	0.21%
Monterey Financing, S.A.R.L	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	ST + 6.00%	10.04%	9/28/2029		SEK	243,186	21,282	23,930	0.08%
Monterey Financing, S.A.R.L	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(8)	E + 6.00%	9.93%	9/28/2029		EUR	76,519	72,893	83,840	0.29%
Monterey Financing, S.A.R.L	41 Boulevard Du Prince Henri, L-1724, Luxembourg	(4)(6)(7)(8)	E + 6.00%	9.97%	9/28/2029		EUR	34,300	32,395	38,932	0.14%
Park Place Technologies, LLC	5910 Landerbrook Drive, Mayfield Heights, OH 44124 United States	(11)	SOFR + 5.00%	10.46%	11/10/2027			788	790	787	0.00%
Razor Holdco, LLC	26 Meadow VW, Victoria, TX, 77904-1676, United States	(4)(10)	SOFR + 5.75%	11.23%	10/25/2027			187,387	185,004	185,982	0.65%
Red River Technology, LLC	875 3rd Avenue, New York NY 10022 United States	(4)(11)	SOFR + 6.00%	11.54%	5/26/2027			147,798	146,333	147,798	0.52%
S&P Global Engineering Solutions	321 Inverness Drive South, Englewood, CO 80112 United States	(4)(7)(11)	SOFR + 7.00%	12.38%	5/2/2030			1,596	1,546	1,596	0.01%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	E + 6.00%	10.12% (incl. 2.50% PIK)	9/28/2028		EUR	16,739	18,971	18,248	0.06%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(7)(8)	E + 6.00%	9.97% (incl. 2.50% PIK)	8/3/2028		EUR	6,202	7,187	6,540	0.02%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(7)(8)	SOFR + 6.00%	11.40% (incl. 2.50% PIK)	10/16/2028			6,461	6,861	5,988	0.02%
Turing Holdco, Inc.	10-14 White Lion St, London N1 9PD, United Kingdom	(4)(6)(8)	SOFR + 6.00%	11.40% (incl. 2.50% PIK)	9/28/2028			12,982	12,723	12,820	0.04%
Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	SOFR + 3.75%	9.22%	2/11/2028			8,827	8,837	8,859	0.03%
Virtusa Corp.	132 Turnpike Road Suite 300 Southborough MA 01772 United States	(10)	SOFR + 3.75%	9.21%	2/15/2029			3,419	3,395	3,429	0.01%

									2,027,578	2,060,630	7.21%
Leisure Products
Motion Finco, LLC	2-4, rue Eugene Ruppert, Luxembourg, L-2453	(6)(8)	SOFR + 3.25%	8.86%	11/12/2026			3,686	3,626	3,694	0.01%
Life Sciences Tools & Services
Cambrex Corp.	One Meadowlands Plaza, East Rutherford NJ 07073 United States	(10)	SOFR + 3.50%	8.96%	12/4/2026			4,509	4,519	4,429	0.02%
Curia Global, Inc.	26 Corporate Circle Albany,NY,12203 United States	(10)	SOFR + 3.75%	9.23%	8/30/2026			23,182	23,201	20,929	0.07%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(7)(9)	E + 6.25%	10.09%	8/27/2029		EUR	5,922	2,293	5,777	0.02%
Jupiter Bidco Limited	Unit 15, Road 5, Winsford Industrial Estate, Winsford, Cheshire, United Kingdom, CW73SG	(4)(6)(10)	SOFR + 6.25%	11.61%	8/27/2029			88,177	86,040	77,375	0.27%
LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI,53202 United States	(9)	SOFR + 4.50%	9.97%	12/16/2028			8,009	7,980	7,907	0.03%
Maravai Intermediate Holdings, LLC	10770 Wateridge Circle Suite 200. San Diego, CA 92121 United States	(6)(9)	SOFR + 3.00%	8.40%	10/19/2027			1,939	1,939	1,898	0.01%
Packaging Coordinators Midco, Inc.	3001 Red Lion Road Philadelphia,PA,19114 United States	(10)	SOFR + 3.50%	9.11%	11/30/2027			1,862	1,862	1,865	0.01%
Phoenix Newco, Inc.	195 West Street Waltham,MA,2451 United States	(9)	SOFR + 3.25%	8.72%	11/15/2028			1,990	1,990	2,004	0.01%

									129,824	122,184	0.44%
Machinery
Chart Industries, Inc.	2200 Airport Industrial Dr, Suite 100, Ball Ground, GA 30107 United States	(6)(9)	SOFR + 3.25%	8.69%	3/16/2030			5,467	5,454	5,485	0.02%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(7)(11)	SOFR + 6.00%	11.53%	7/21/2027			7,678	7,575	7,678	0.03%
MHE Intermediate Holdings, LLC	3235 Levis Common Blvd. Perrysburg, OH 43551 United States	(4)(11)	SOFR + 6.25%	11.78%	7/21/2027			747	733	747	0.00%
Pro Mach Group, Inc.	50 East Rivercenter Blvd Suite 1800 Covington KY 41011 United States	(11)	SOFR + 4.00%	9.47%	8/31/2028			6,929	6,872	6,958	0.02%

									20,634	20,868	0.07%
Marine
Armada Parent, Inc.	93 Eastmont Ave Ste 100 East Wenatchee, WA, 98802-5305 United States	(4)(7)(10)	SOFR + 5.75%	11.24%	10/29/2027			231,709	228,338	229,010	0.80%
Media
Clear Channel Outdoor Holdings, Inc.	4830 North Loop 1604W, San Antonio, TX, 78249, United States	(6)(8)	SOFR + 3.50%	9.14%	8/21/2026			370	360	367	0.00%
Digital Media Solutions, LLC	4800 140th Avenue North Suite 101 Clearwater FL 33762 United States	(6)(10)	SOFR + 11.00%	16.61% PIK	5/25/2026			32,355	32,003	17,795	0.06%
McGraw-Hill Education, Inc.	2 Penn Plaza 20th Floor New York, NY, 10121 United States	(9)	SOFR + 4.75%	10.22%	7/28/2028			18,314	18,191	18,320	0.06%
Radiate Holdco, LLC	650 College Road East, Suite 3100, Princeton, NJ 08540 United States	(10)	SOFR + 3.25%	8.72%	9/25/2026			46,988	46,910	37,847	0.13%
Trader Corp.	405 The West Mall , Suite 110 Etobicoke, ON M9C 5J1 Canada	(4)(6)(7)(10)	C + 6.75%	12.19%	12/22/2029		CAD	109,681	78,693	82,941	0.29%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Univision Communications, Inc.	5999 Center Drive, Los Angeles CA 90045 United States	(10)	SOFR + 3.25%	8.72%	3/15/2026			12,000	12,005	12,038	0.04%
UPC Financing Partnership	Thurgauerstrasse 101, 8152 Opfikon, Switzerland	(6)(8)	SOFR + 3.00%	8.48%	1/31/2029			5,000	4,935	4,991	0.02%

									193,097	174,299	0.60%
Metals & Mining
American Rock Salt Company, LLC	5520 Route 63 PO Box 190 Mount Morris NY 14510 United States	(10)	SOFR + 4.00%	9.47%	6/9/2028			9,390	9,381	8,902	0.03%
SCIH Salt Holdings, Inc.	10955 Lowell Ave Ste 500 Overland Park KS 66210 United States	(10)	SOFR + 4.00%	9.47%	3/16/2027			13,373	13,316	13,411	0.05%

									22,697	22,313	0.08%
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	222 3rd Avenue S.W. Suite 900 Calgary, Alberta T2P 0B4 Canada	(4)(6)(10)	SOFR + 6.25%	11.63%	8/15/2028			26,332	25,887	26,332	0.09%
Freeport LNG Investments, LLLP	333 Clay Street Suite 5050 Houston,TX,77002 United States	(9)	SOFR + 3.50%	9.18%	12/21/2028			35,174	35,105	35,209	0.12%
KKR Alberta Midsteam Finance Inc	585 8 Ave SW #4000, Calgary, AB T2P 1G1, Canada	(4)(6)(10)	SOFR + 6.25%	11.63%	8/15/2028			14,325	14,083	14,325	0.05%

									75,075	75,866	0.26%
Paper & Forest Products
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(7)(10)	SOFR + 5.50%	10.95%	11/12/2027			40,275	39,671	38,427	0.13%
Profile Products, LLC	219 Simpson St SW Conover, NC, 28613-8207 United States	(4)(10)	SOFR + 5.50%	10.99%	11/12/2027			23,347	23,046	22,588	0.08%

									62,717	61,015	0.21%
Pharmaceuticals
Doc Generici (Diocle S.p.A.)	Via Filippo Turati, 40, 20121 Milano MI, Italy	(4)(5)(6)(7)(8)	E + 6.50%	10.42%	10/27/2028		EUR	60,136	58,199	66,856	0.23%
Ergomed Plc	1 Occam Court, The Surrey Research Park, Guildford, Surrey GU2 7HJ United Kingdom	(4)(6)(7)(10)	SOFR + 6.25%	11.60%	11/18/2030			108,046	105,299	105,453	0.37%
Padagis, LLC	1251 Lincoln Rd Allegan, MI 49010 United States	(6)(9)	SOFR + 4.75%	10.43%	7/6/2028			29,371	29,338	28,453	0.10%
Rhea Parent, Inc.	Avenue Einstein 8 1300 Wavre Belgium	(4)(10)	SOFR + 5.50%	11.00%	2/18/2029			203,413	200,418	203,413	0.71%
Sharp Midco, LLC	7451 Keebler Way, Allentown, PA 18106 United States	(4)(9)	SOFR + 4.00%	9.45%	12/31/2028			5,229	5,220	5,249	0.02%

									398,474	409,424	1.43%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Professional Services
ALKU, LLC	200 Brickstone Square, Suite 503, Andover, MA 01810 United States	(4)(10)	SOFR + 6.25%	11.61%	5/23/2029		55,406	54,188	55,267	0.19%
Apex Companies, LLC	2101 Gaither Rd, Suite 500, Rockville, MD 20850 United States	(4)(7)(11)	SOFR + 6.25%	11.63%	1/31/2028		1,605	1,566	1,600	0.01%
APFS Staffing Holdings Inc	125 S Wacker Dr Ste 2700, Chicago, Illinois 60606, United States	(9)	SOFR + 4.00%	9.36%	12/29/2028		5,231	5,200	5,202	0.02%
Aqgen Island Holdings, Inc.	535 Madsion Avenue, 24TH Floor New York, NY 10022 United States	(9)	SOFR + 3.50%	8.97%	8/2/2028		41,249	41,150	41,218	0.14%
Armor Holdco, Inc.	48 Wall Street 22nd Floor New York,NY,10005 United States	(6)(9)	SOFR + 4.50%	9.93%	12/11/2028		3,564	3,538	3,581	0.01%
Cast & Crew Payroll, LLC	2300 Empire Avenue, 5th Floor, Burbank, CA 91504 United States	(9)	SOFR + 3.75%	9.11%	12/29/2028		11,690	11,587	11,682	0.04%
CFGI Holdings, LLC	1 Lincoln Street, Suite 1301 Boston, MA 02111, United States	(4)(7)(10)	SOFR + 5.00%	10.46%	11/2/2027		21,007	20,483	20,608	0.07%
Chronicle Bidco, Inc.	720 14th Street, Sacramento, CA 95814 United States	(4)(7)(11)	SOFR + 6.75%	12.13%	5/18/2029		46,615	46,302	46,615	0.16%
Claims Automation Intermediate 2, LLC	101 S Tryon St Suite 3300 Charlotte,NC,28280 United States	(4)(7)(10)	SOFR + 4.75%	10.25%	12/16/2027		44,906	43,862	44,221	0.15%
Clearview Buyer, Inc.	1 Newton Pl Ste 405, 275 Washington Street, Newton, MA 02458, United States	(4)(7)(10)	SOFR + 5.35%	10.70%	8/26/2027		148,983	146,871	145,511	0.51%
Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(7)(11)	SOFR + 5.75%	11.11%	5/26/2027		198,056	195,516	194,702	0.68%
Cumming Group, Inc.	485 Lexington Avenue, New York NY 10017 United States	(4)(7)(11)	SOFR + 5.75%	11.11%	11/16/2027		20,832	20,373	20,375	0.07%
Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(11)	SOFR + 3.75%	9.10%	4/9/2027		85,260	84,950	84,621	0.30%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(10)	SOFR + 5.50%	10.85%	4/14/2028		63,182	62,503	62,234	0.22%
Eliassen Group, LLC	55 Walkers Brook Drive, Reading MA, 01867 United States	(4)(7)(10)	SOFR + 5.50%	10.88%	4/14/2028		4,547	4,441	4,330	0.02%
Emerald US, Inc.	31910 Del Obispo Street Suite 200 San Juan Capistrano, CA 92675 United States	(6)(8)	SOFR + 3.75%	9.36%	7/12/2028		3,849	3,846	3,855	0.01%
EP Purchaser LLC	2950 N. Hollywood Way, Burbank, CA 91505 United States	(9)	SOFR + 3.50%	9.11%	11/6/2028		9,546	9,380	9,483	0.03%
Galaxy US Opco, Inc.	4415 Bancroft Valley, Alapharetta, GA 30022 United States	(6)(9)	SOFR + 4.75%	10.13%	4/29/2029		12,202	11,970	10,128	0.04%
Guidehouse, Inc.	1676 International Drive, Suite 800, McLean, VA 22102 United States	(4)(10)	SOFR + 5.75%	11.11% (incl. 2.00% PIK)	10/16/2028		1,225,688	1,216,563	1,211,899	4.25%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(7)(11)	SOFR + 6.00%	11.54%	8/17/2027		93,837	92,591	93,837	0.33%
HIG Orca Acquisition Holdings, Inc.	100 Cummings Center, Suite 206L, Beverly, MA 01915, United States	(4)(7)(11)	SOFR + 6.00%	11.50%	8/17/2027		8,817	8,651	8,631	0.03%
IG Investments Holdings, LLC	4170 Ashford Dunwood Road, Northeast, Ste 250 Atlanta GA 30319 United States	(4)(7)(10)	SOFR + 6.00%	11.48%	9/22/2028		443,872	437,420	441,428	1.55%
Inmar, Inc.	8150 Industrial Blvd, Breinigsville, PA 18031 United States	(11)	SOFR + 5.50%	10.85%	5/1/2026		29,752	28,904	29,454	0.10%
Kaufman Hall & Associates, LLC	10 S. Wacker, Suite 3375 Chicago, Illinois 60606, United States	(4)(10)	SOFR + 5.25%	10.71%	12/14/2028		96,326	94,963	96,326	0.34%
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(5)(7)(10)	SOFR + 5.25%	10.71%	12/22/2028		1,399	1,349	1,322	0.00%
Kwor Acquisition, Inc.	303 Timber Creek Hammond, LA,70403 United States	(4)(5)(7)(11)	P + 4.25%	12.75%	12/22/2027		5,244	5,123	5,061	0.02%
Legacy Intermediate, LLC	3701 FAU Blvd, Suite 300, Boca Raton, FL 33431, United States	(4)(10)	SOFR + 5.75%	11.29%	2/25/2028		121,794	120,199	121,794	0.43%
Mantech International CP	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(7)(10)	SOFR + 5.75%	11.13%	9/14/2029		770,570	756,273	769,459	2.70%
Mantech International CP	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(4)(7)(10)	SOFR + 5.75%	11.16%	9/14/2029		65,335	63,281	64,129	0.22%
Material Holdings, LLC	27 Provost Street, London, N1 7NH, United Kingdom	(4)(7)(10)	SOFR + 6.00%	11.45%	8/19/2027		264,534	261,334	242,761	0.85%
Minotaur Acquisition, Inc.	2001 Spring Road, Suite 700 Oak Brook, Illinois 60523 United States	(8)	SOFR + 4.75%	10.21%	3/27/2026		178,128	175,080	178,398	0.63%
Pavion Corp.	4151 Lafayette Center Dr, Suite 700, Chantilly, Virginia 20151, United States	(4)(6)(7)(10)	SOFR + 5.75%	11.14%	10/30/2030		124,277	121,343	121,261	0.42%
Petrus Buyer Inc	100 Bayview Cir Ste 400, Newport Beach, California, 92660 United States	(4)(7)(10)	SOFR + 6.50%	11.99%	10/17/2029		35,901	34,742	35,732	0.13%
Polyconcept Investments B.V.	Kabelweg 1 2371 DX, Roelofarendsveen, ZUID-HOLLAND, Netherlands	(10)	SOFR + 5.50%	10.85%	5/18/2029		24,538	24,159	24,365	0.09%
Sherlock Buyer Corp.	1180 Welsh Rd # 110 North Wales, PA, 19454-2053 United States	(4)(7)(10)	SOFR + 5.75%	11.20%	12/8/2028		6,422	6,194	6,093	0.02%
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(6)(9)	SOFR + 4.00%	9.50%	6/18/2029		34,120	32,931	34,191	0.12%
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	SOFR + 5.75%	11.29%	6/29/2027		19,719	19,341	19,719	0.07%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Trinity Air Consultants Holdings Corp.	330 7th Ave, New York, NY 10001 United States	(4)(7)(10)	SOFR + 5.75%	11.03%	6/29/2027			44,895	44,178	44,228	0.15%
Trinity Partners Holdings, LLC	230 3rd Ave Prospect Place Waltham, MA 02451 United States	(4)(7)(10)	SOFR + 5.50%	11.03%	12/21/2028			384,363	378,006	383,206	1.34%
Victors CCC Buyer, LLC	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)(7)(10)	SOFR + 5.75%	11.21%	6/1/2029			144,795	142,110	144,484	0.51%
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(10)	SOFR + 5.25%	10.72%	11/8/2028			722,016	712,339	703,966	2.47%
West Monroe Partners, LLC	311 W Monroe St 14th Floor, Chicago, IL 60606, United States	(4)(7)(10)	SOFR + 5.25%	10.72%	11/8/2027			14,143	13,186	13,789	0.05%

									5,557,986	5,560,766	19.49%
Real Estate Management & Development
Castle Management Borrower, LLC	870 Seventh Avenue, 2nd Fl, New York, New York 10019 United States	(4)(7)(11)	SOFR + 5.50%	10.84%	11/3/2029			33,333	32,604	32,771	0.11%
Cushman & Wakefield US Borrower LLC	225 West Wacker Drive, Suite 3000, Chicago, IL 60606 United States	(6)(9)	SOFR + 3.25%	8.71%	1/31/2030			3,980	3,937	3,958	0.01%
McCarthy & Stone PLC	2711 North Haskell Avenue Suite 1700 Dallas TX 75204 United States	(4)(5)(6)(8)	7.00%	7.00%	2/2/2026		GBP	20,000	28,057	23,517	0.08%
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR + 5.50%	10.96%	2/16/2028			79,357	78,219	79,357	0.28%
Progress Residential PM Holdings, LLC	7500 N Dobson Rd., Suite 300 Scottsdale, AZ 85256 United States	(4)(7)(10)	SOFR + 5.50%	10.96%	7/25/2029			15,205	14,923	15,205	0.05%

									157,740	154,808	0.53%
Software
Aareon Holding GmbH	Isaac-Fulda-Allee 6, 55124 Mainz, Germany	(4)(6)(10)	E + 6.25%	10.14%	8/16/2030		EUR	38,317	40,571	41,984	0.15%
Aareon Holding GmbH	Isaac-Fulda-Allee 6, 55124 Mainz, Germany	(4)(6)(10)	E + 6.25%	10.15%	8/19/2030		EUR	9,579	10,163	10,496	0.04%
Analytic Partners LP	1441 Brickell Avenue Suite 1220 Miami, Florida 33131	(4)(7)(10)	SOFR + 5.50%	10.97%	4/4/2028			21,469	21,164	21,469	0.08%
Anaplan, Inc.	50 Hawthorne St, San Francisco, CA 94105 United States	(4)(7)(10)	SOFR + 6.50%	11.85%	6/21/2029			537,534	528,418	534,606	1.87%
Apttus Corp.	150 North Riverside Plaza Suite 2800 Chicago IL 60606 United States	(10)	SOFR + 4.00%	9.47%	5/8/2028			11,598	11,589	11,643	0.04%
Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.25%	10.44%	6/28/2029		GBP	314,735	375,944	383,124	1.34%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Armstrong Bidco Limited	The Old School School Lane, Stratford St Mary, Colchester, Essex, United Kingdom, CO7 6LZ	(4)(6)(8)	S + 5.25%	10.44%	6/28/2029		GBP	164,210	196,265	199,891	0.70%
Avalara Inc	255 South King St., Suite 1800, Seattle, WA 98104 United States	(4)(7)(10)	SOFR + 7.25%	12.60%	10/19/2028			23,077	22,573	22,950	0.08%
Beeline, LLC	12735 Gran Bay Parkway West Suite 130, Jacksonville, FL 32258 United States	(4)(7)(10)	SOFR + 5.25%	10.64%	5/2/2029			46,364	45,968	46,340	0.16%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(10)	SOFR + 6.00%	11.38% (incl. 2.00% PIK)	8/8/2028			69,612	68,566	68,220	0.24%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(10)	SOFR + 6.00%	11.42% (incl. 2.00% PIK)	8/8/2028			12,249	12,063	12,004	0.04%
BlueCat Networks USA, Inc.	156 W. 56th Street, 3rd Floor, New York, New York 10019 United States	(4)(7)(10)	SOFR + 6.00%	11.35% (incl. 2.00% PIK)	8/8/2028			2,312	2,202	2,191	0.01%
Bluefin Holding, LLC	8200 Roberts Drive, Suite 400, Atlanta, GA 30350 United States	(4)(5)(6)(7)(11)	SOFR + 7.25%	12.72%	9/12/2029			45,513	44,326	44,763	0.16%
Boxer Parent Company, Inc.	John Hancock Tower 200 Clarendon Street Boston MA 02116 United States	(8)	SOFR + 4.25%	9.61%	12/29/2028			14,755	14,608	14,882	0.05%
Brave Parent Holdings, Inc.	11695 Johns Creek Parkway, Suite 200, Johns Creek, Georgia 30097 United States	(4)(7)(10)	SOFR + 5.00%	10.36%	11/28/2030			498,512	492,895	492,819	1.73%
CDK Global Inc.	1950 Hassell Rd, Hoffman Estates, Illinois, 60169 United States	(9)	SOFR + 4.00%	9.35%	7/6/2029			2,985	2,975	3,005	0.01%
Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(10)	SOFR + 5.75%	11.21%	12/1/2028			682,039	671,261	682,039	2.39%
Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(10)	SOFR + 6.25%	11.61% (incl. 2.75% PIK)	12/1/2028			902,832	886,323	902,832	3.16%
Circana Group, L.P.	132 W 31st St, New York, 10001 United States	(4)(7)(10)	SOFR + 5.75%	11.11%	12/1/2027			18,884	17,154	18,884	0.07%
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 3.75%	9.21%	10/8/2028			36,683	36,315	36,431	0.13%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Community Brands ParentCo, LLC	9620 Executive Center Dr N, Suite 200, St. Petersburg, FL 33702 United States	(4)(7)(10)	SOFR + 5.50%	10.96%	2/24/2028			15,092	14,721	14,930	0.05%
Confine Visual Bidco	Kistagången 12, 164 40 Kista, Sweden	(4)(6)(7)(10)	SOFR + 6.50%	11.81% (incl. 3.00% PIK)	2/23/2029			262,761	256,401	226,518	0.79%
Connatix Buyer, Inc.	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)(7)(10)	SOFR + 5.50%	11.14%	7/14/2027			107,900	106,437	97,654	0.34%
ConnectWise, LLC	4110 George Road Suite 200, Tampa, FL, 33634, United States	(9)	SOFR + 3.50%	9.11%	9/29/2028			28,325	28,262	28,325	0.10%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA,90404 United States	(9)	SOFR + 3.75%	9.22%	10/16/2028			27,142	27,062	26,327	0.09%
Coupa Software Inc.	1855 S. Grant Street, San Mateo, CA 94402 United States	(4)(6)(7)(10)	SOFR + 7.50%	12.86%	2/27/2030			1,836	1,791	1,819	0.01%
Crewline Buyer, Inc.	188 Spear St, San Francisco, CA 94105 United States	(4)(6)(7)(11)	SOFR + 6.75%	12.10%	11/8/2030			118,659	115,453	115,384	0.40%
Delta Topco, Inc.	3111 Coronado Drive in Santa Clara, CA 95054 United States	(10)	SOFR + 3.75%	9.12%	12/1/2027			34,708	34,678	34,734	0.12%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(7)(10)	S + 6.00%	11.19%	8/29/2030		GBP	14,404	17,638	18,080	0.06%
Denali Bidco Ltd	53 rue de Châteaudun,75009 Paris, France	(4)(5)(6)(8)	E + 6.00%	9.84%	8/29/2030		EUR	4,174	4,404	4,539	0.02%
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120 United States	(4)(11)	SOFR + 5.75%	11.28%	8/4/2025			87,525	87,076	87,525	0.31%
Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(7)(10)	SOFR + 5.75%	11.23%	4/9/2029			587,329	579,453	561,734	1.97%
Discovery Education, Inc.	233 Wilshire Blvd, Suite 800, Santa Monica, CA, 90401, United States	(4)(11)	SOFR + 5.75%	11.14%	10/3/2030			66,101	65,372	63,457	0.22%
DTI Holdco, Inc.	Two Ravinia Drive, Suite 201, 19904 Dover, DE United States	(7)(10)	SOFR + 4.75%	10.13%	4/26/2029			24,688	24,132	24,290	0.09%
ECI Macola Max Holding, LLC	5455 Rings Road Suite 100 Dublin OH 43017 United States	(6)(10)	SOFR + 3.75%	9.36%	11/9/2027			11,888	11,906	11,907	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Epicor Software Corp.	804 Las Cimas Parkway Austin TX 78746 United States	(10)	SOFR + 3.25%	8.72%	7/30/2027			5,922	5,942	5,950	0.02%
Episerver, Inc.	542A Amherst Street Route 101A Nashua, NH 03063 United States	(4)(7)(11)	SOFR + 5.25%	10.75%	4/9/2026			24,846	24,637	23,699	0.08%
Experity, Inc.	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)(7)(10)	SOFR + 5.75%	11.20%	2/24/2028			133,688	131,759	132,217	0.46%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	ST + 4.75%	8.82%	7/9/2029		SEK	112,563	10,459	11,104	0.04%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(9)	SA + 4.75%	6.45%	7/9/2029		CHF	10,674	10,740	12,628	0.04%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(10)	SA + 4.75%	6.45%	7/9/2029		CHF	3,484	3,471	4,121	0.01%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(8)	E + 4.75%	8.73%	7/9/2029		EUR	31,713	31,585	34,834	0.12%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(7)(8)	E + 4.75%	8.68%	7/9/2029		EUR	1,639	1,679	2,939	0.01%
Forterro UK Ltd.	3 Cavendish Square, London, W1G 0LB	(4)(6)(10)	S + 4.75%	9.94%	7/9/2029		GBP	8,894	10,473	11,280	0.04%
GI Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016 United States	(7)(9)	SOFR + 4.00%	9.47%	5/12/2028			39,959	39,379	39,834	0.14%
GI Consilio Parent, LLC	188 The Embarcadero, San Francisco, CA United States 94016 United States	(4)(7)(8)	S + 3.75%	8.94%	5/14/2026		GBP	663	811	828	0.00%
Gigamon Inc.	3300 Olcott Street, Santa Clara CA 95054 United States	(4)(7)(10)	SOFR + 5.75%	11.30%	3/9/2029			432,291	425,702	431,146	1.51%
GovernmentJobs.com, Inc.	300 Continental Blvd., El Segundo, CA 90245, United States	(4)(7)(10)	SOFR + 5.50%	10.96%	12/1/2028			150,905	148,686	150,509	0.53%
GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(7)(11)	P + 5.00%	13.50%	4/27/2027			1,416	1,393	1,374	0.00%
GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(11)	SOFR + 5.50%	11.22%	4/27/2027			2,623	2,608	2,623	0.01%
GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(11)	SOFR + 5.50%	11.13%	4/27/2027			8,571	8,519	8,571	0.03%
GraphPAD Software, LLC	2365 Northside Dr #560, San Diego, CA 92108 United States	(4)(11)	SOFR + 5.50%	11.19%	4/27/2027			17,063	16,921	17,063	0.06%
Greeneden U.S. Holdings II, LLC	2001 Junipero Serra Blvd, Daly City CA 94014 United States	(10)	SOFR + 4.00%	9.47%	12/1/2027			5,817	5,838	5,846	0.02%
HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 4.00%	9.48%	11/19/2026			39,608	39,601	37,642	0.13%
Idera, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(10)	SOFR + 3.75%	9.28%	3/2/2028			52,100	51,999	51,937	0.18%
ION Trading Finance Ltd.	Simmonscourt Road Minerva House, 4th Floor Dublin 4, D04H9P8 Ireland	(6)(8)	SOFR + 4.75%	10.20%	4/3/2028			27,741	27,760	27,808	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(7)(10)	SOFR + 6.00%	11.38% (incl. 2.50% PIK)	6/25/2029			742,241	730,174	741,796	2.60%
Kaseya, Inc.	701 Brickell Avenue, Miami FL 33131 United States	(4)(7)(10)	SOFR + 5.50%	10.86% (incl. 2.50% PIK)	6/25/2029			12,317	11,539	12,317	0.04%
LD Lower Holdings, Inc.	8201 Greensboro Drive, Suite 717 Mclean, VA 22102-3810 United States	(4)(11)	SOFR + 6.50%	11.95%	2/8/2026			116,578	115,577	115,413	0.40%
Lightbox Intermediate, LP	9 West 57th Street, 43rd Floor, New York, NY, 10019, United States	(4)(8)	SOFR + 5.00%	10.61%	5/9/2026			37,432	36,873	35,841	0.13%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(10)	S + 5.75%	10.94%	5/18/2029		GBP	102,118	125,117	130,165	0.46%
Magnesium BorrowerCo, Inc.	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)(7)(10)	SOFR + 5.75%	11.21%	5/18/2029			958,047	937,534	955,569	3.35%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 3.75%	9.25%	7/31/2028			76,734	75,978	70,979	0.25%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 6.25%	11.75%	6/9/2030			62,685	60,952	62,685	0.22%
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(7)(8)	SOFR + 3.75%	9.25%	7/31/2026			2,553	2,497	1,743	0.01%
Medallia, Inc.	200 W 41st St, New York, NY 10036, United States	(4)(10)	SOFR + 6.00%	11.45% (incl. 4.00% PIK)	10/29/2028			831,310	820,545	814,684	2.86%
Medallia, Inc.	200 W 41st St, New York, NY 10036, United States	(4)(10)	SOFR + 6.50%	11.95% (incl. 4.00% PIK)	10/29/2028			205,092	201,869	200,990	0.70%
Mitnick Purchaser, Inc.	64 Willow Place, Suite 100, Menlo Park DE 94025 United States	(9)	SOFR + 4.50%	9.98%	5/2/2029			11,735	11,690	11,137	0.04%
Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(5)(10)	SOFR + 3.75%	9.28%	5/18/2028			16,661	16,609	16,481	0.06%
Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(7)(10)	SOFR + 5.00%	10.47%	5/18/2028			62,720	60,817	61,320	0.21%
Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(10)(18)	SOFR + 5.70%	10.96%	12/1/2027			11,062	10,888	11,062	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Monk Holding Co.	5473 Morris Hunt Dr Fort Mill, SC, 29708-6523 United States	(4)(7)(10)	SOFR + 5.50%	10.96%	12/1/2027			3,561	3,350	3,259	0.01%
MRI Software, LLC	28925 Fountain Parkway Solon OH 44139 United States	(7)(11)	SOFR + 5.50%	10.95%	2/10/2027			48,299	48,018	47,157	0.17%
NAVEX TopCo, Inc.	5500 Meadows Road, Suite 500, Lake Oswego, OR, 97035 United States	(4)(7)(10)	SOFR + 5.75%	11.11%	11/9/2030			100,646	98,503	98,456	0.35%
Neogames Connect SARL	63-65, Rue De Merl, L-2146 Luxembourg, Grand Duchy of Luxembourg	(4)(6)(8)	E + 6.25%	10.18%	5/30/2028		EUR	100,400	102,345	110,837	0.39%
Nintex Topco Limited	10800 NE 8th Street, Suite 400 Bellevue, WA 98004 United States	(4)(6)(10)	SOFR + 6.00%	11.50%	11/13/2028			674,642	665,247	647,657	2.27%
NortonLifeLock, Inc.	60 East Rio Salado Parkway Suite 1000, Tempe, AZ, 8528, United States	(6)(9)	SOFR + 2.00%	7.46%	9/12/2029			6,399	6,372	6,416	0.02%
Oranje Holdco Inc	33 N Garden Ave, Clearwater, FL 33755 United States	(4)(7)(11)	SOFR + 7.75%	13.13%	2/1/2029			66,000	64,427	66,000	0.23%
Perforce Software, Inc.	2320 Blanding Avenue, Alameda CA 94501 United States	(8)	SOFR + 3.75%	9.21%	7/1/2026			15,296	15,285	15,181	0.05%
Project Alpha Intermediate Holding, Inc.	211 South Gulph Road, Suite 500, King of Prussia, PA 19406 United States	(9)	SOFR + 4.75%	10.11%	10/28/2030			71,388	69,994	71,916	0.25%
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(9)	SOFR + 5.25%	10.73%	7/20/2029			139,590	133,184	126,911	0.44%
Project Leopard Holdings, Inc.	300 North La Salle Street, Suite 4350, Chicago, IL 60654 United States	(4)(7)(8)	SOFR + 4.25%	9.63%	7/20/2029			4,385	4,396	2,044	0.01%
Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(9)	SOFR + 3.25%	8.72%	8/31/2028			895	892	897	0.00%
Quest Software US Holdings, Inc.	4 Polaris Way, Aliso Viejo CA 92656 United States	(6)(9)	SOFR + 4.25%	9.78%	2/1/2029			27,602	27,415	21,223	0.07%
Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(7)(10)	SOFR + 5.75%	11.12%	7/19/2028			135,721	133,565	133,095	0.47%
Rally Buyer, Inc.	5213 Tacome Building C · Houston, TX 77041 United States	(4)(7)(10)	SOFR + 5.75%	11.11%	7/19/2028			7,098	6,828	6,743	0.02%
RealPage, Inc.	4000 International Parkway, Carrollton, TX, 75007, United States	(9)	SOFR + 3.00%	8.47%	4/24/2028			1,970	1,965	1,959	0.01%
Relativity ODA, LLC	231 South LaSalle Street, 8th Floor, Chicago, IL 60604 United States	(4)(7)(11)	SOFR + 6.50%	11.96%	5/12/2027			875	806	788	0.00%
Rocket Software, Inc.	77 4th Avenue, Waltham MA 02451 United States	(9)	SOFR + 4.75%	10.11%	11/28/2028			43,303	42,680	42,626	0.15%
S2P Acquisition Borrower, Inc.	3020 Carrington Mill Blvd Suite 100, Morrisville, NC 27560 United States	(6)(8)	SOFR + 4.00%	9.46%	8/14/2026			12,969	12,983	13,013	0.05%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Sailpoint Technologies, Inc.	11120 Four Points Drive Suite 100 Austin, TX 78726 United States	(4)(7)(10)	SOFR + 6.00%	11.36%	8/16/2029			384,906	378,197	384,906	1.35%
Solarwinds Holdings, Inc.	7171 Southwest Parkway, Bldg 400, Austin, TX 78735 United States	(8)	SOFR + 3.75%	9.11%	2/5/2027			2,978	2,959	2,988	0.01%
Sophia, LP	301 Commerce Street, Suite 3300, Fort Worth, TX, 76102, United States	(9)	SOFR + 3.50%	8.96%	10/7/2027			1,975	1,966	1,981	0.01%
Sovos Compliance, LLC	200 Ballardvale Street 4th Floor Wilmington,MA,1887 United States	(9)	SOFR + 4.50%	9.97%	8/11/2028			4,878	4,889	4,829	0.02%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	E + 5.50%	9.34%	3/11/2027		EUR	19,013	22,716	20,989	0.07%
Spitfire Parent, Inc.	10161 Park Run Drive, Suite 150, Las Vegas, Nevada United States	(4)(11)	SOFR + 5.50%	10.96%	3/11/2027			117,930	116,934	117,930	0.41%
Stamps.com, Inc.	1990 East Grand Avenue El Segundo, CA 90245 United States	(4)(10)	SOFR + 5.75%	11.23%	10/5/2028			855,596	843,953	834,206	2.92%
Surf Holdings, LLC	18595 Vineyard Point Lane, Cornelius, NC 28031 United States	(6)(8)	SOFR + 3.50%	8.97%	3/5/2027			3,202	3,206	3,213	0.01%
Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(10)	SOFR + 5.00%	10.64%	7/27/2028			65,396	64,930	46,799	0.16%
Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(9)	SOFR + 3.75%	9.19%	3/1/2029			29,872	29,662	29,828	0.10%
Tegra118 Wealth Solutions, Inc.	255 Fiserv Drive, Brookfield WI 53045 United States	(8)	SOFR + 4.00%	9.37%	2/18/2027			6,864	6,842	6,557	0.02%
The Ultimate Software Group, Inc.	2000 Ultimate Way, Weston FL 33326 United States	(9)	SOFR + 3.25%	8.76%	5/4/2026			12,404	12,398	12,454	0.04%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(10)	SOFR + 5.75%	11.27%	5/5/2028			69,655	68,746	67,217	0.24%
Triple Lift, Inc.	400 Lafayette St 5th floor, New York, NY 10003 United States	(4)(7)(10)	SOFR + 5.75%	11.31%	5/5/2028			5,480	5,302	4,980	0.02%
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	SOFR + 4.00%	9.64%	4/24/2028			36,657	36,567	36,438	0.13%
VS Buyer LLC	8800 Lyra Drive Columbus, Ohio 43240 United States	(6)(8)	SOFR + 3.25%	8.71%	2/28/2027			3,479	3,458	3,492	0.01%
WPEngine, Inc.	504 Lavaca Street, Suite 1000, Austin, TX 78701 United States	(4)(7)(10)	SOFR + 6.50%	11.87%	8/14/2029			81,400	78,885	79,528	0.28%
Zendesk Inc	989 Market St, San Francisco, CA 94103 United States	(4)(7)(10)	SOFR + 6.25%	11.61% (incl. 3.25% PIK)	11/30/2028			936,617	912,909	931,544	3.26%

									13,127,524	13,129,988	45.98%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Specialty Retail
CustomInk, LLC	2910 District Avenue Fairfax VA 22031 United States	(4)(11)(18)	SOFR + 6.18%	11.49%	5/3/2026		36,866	36,526	36,866	0.13%
EG America, LLC	65 Flanders Rd, Westborough, MA 01581 United States	(6)(8)	SOFR + 5.50%	11.24%	2/7/2028		22,893	22,269	22,550	0.08%
Runner Buyer, Inc.	8 Santa Fe Way Cranbury,NJ,8512 United States	(10)	SOFR + 5.50%	11.00%	10/20/2028		76,635	75,493	60,670	0.21%

								134,288	120,086	0.42%
Technology Hardware, Storage & Peripherals
Lytx, Inc.	9785 Towne Centre Drive San Diego CA 92121 United States	(4)(11)	SOFR + 6.75%	12.21%	2/28/2028		45,893	45,954	45,893	0.16%
Trading Companies & Distributors
Foundation Building Materials, Inc.	2520 Red Hill Avenue, Santa Ana, CA 92705 United States	(9)	SOFR + 3.25%	8.89%	1/31/2028		14,756	14,518	14,733	0.05%
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 3.50%	9.11%	12/22/2028		15,784	15,738	15,701	0.06%
LBM Acquisition, LLC	1000 Corporate Grove Drive, Buffalo Grove IL 60089 United States	(10)	SOFR + 3.75%	9.21%	12/17/2027		44,973	44,853	44,545	0.16%
Park River Holdings, Inc.	1 E. 4th Street Suite 1400, Cincinnati, OH, 45202 United States	(10)	SOFR + 3.25%	8.91%	12/28/2027		46,152	45,753	45,160	0.16%
Porcelain Acquisition Corp.	20 Sanker Road, Dickson, TN 37055 United States	(4)(11)	SOFR + 6.00%	11.49%	4/1/2027		81,905	80,421	78,400	0.27%
Specialty Building Products Holdings, LLC	2160 Satellite Blvd Suite 450 Duluth,GA,30097 United States	(9)	SOFR + 3.75%	9.21%	10/15/2028		19,759	19,703	19,759	0.07%
SRS Distribution, Inc.	5900 South Lake Forest Drive 5900 South Lake Forest Drive Mckinney TX 75070 United States	(9)	SOFR + 3.50%	8.96%	6/2/2028		7,968	7,932	7,980	0.03%
SRS Distribution, Inc.	5900 South Lake Forest Drive 5900 South Lake Forest Drive Mckinney TX 75070 United States	(9)	SOFR + 3.50%	8.97%	6/2/2028		18,424	18,378	18,478	0.06%
Windsor Holdings III, LLC	3075 Highland Pkwy Ste 200 Downers Grove IL 60515 United States	(6)(8)	SOFR + 4.50%	9.84%	8/1/2030		8,948	8,875	9,026	0.03%

								256,171	253,782	0.89%
Transportation Infrastructure
Capstone Logistics, LLC	30 Technology Parkway South, Suite 200, Peachtree Corner, GA 30092 United States	(4)(11)	SOFR + 4.75%	10.21%	11/12/2027		22,005	22,052	22,005	0.08%
Enstructure LLC	645 Madison Ave, New York NY, 10022 United States	(4)(9)(18)	SOFR + 6.35%	10.96%	5/25/2029		98,715	96,803	98,715	0.35%
Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(7)(10)	SOFR + 5.75%	11.55%	5/3/2027		181,893	179,611	178,884	0.63%
Frontline Road Safety, LLC	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)(10)	SOFR + 5.75%	11.39%	5/3/2027		22,446	22,003	22,109	0.08%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(10)	SOFR + 6.25%	11.78%	8/4/2027			168,791	166,935	165,415	0.58%
Helix TS, LLC	114 Capital Way Christiana, TN 37037, United States	(4)(10)	SOFR + 6.25%	11.75%	8/4/2027			993	977	973	0.00%
Italian Motorway Holdings S.à.r.l	Meif 6 Hra Italian Motorway Holdings SARL, Luxembourg	(4)(6)(8)	E + 5.25%	9.35%	4/28/2029		EUR	236,429	243,641	259,048	0.91%
Liquid Tech Solutions Holdings, LLC	79 Madison Ave #439, New York, NY 10016 United States	(10)	SOFR + 4.75%	10.22%	3/20/2028			18,900	18,841	18,648	0.07%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	11.22%	10/19/2027			61,741	61,019	59,425	0.21%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	11.29%	1/31/2029			76,822	76,088	73,942	0.26%
Roadsafe Holdings, Inc.	3331 Street Rd #430, Bensalem, PA 19020 United States	(4)(11)	SOFR + 5.75%	11.26%	10/19/2027			55,206	55,109	53,136	0.19%
Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(11)	SOFR + 5.25%	10.90%	9/1/2027			45,283	45,032	45,283	0.16%
Safety Borrower Holdings LP	8814 Horizon Blvd, Northeast, Suite 100, Albuquerque, NM 87113, United States	(4)(7)(11)	P + 4.25%	12.75%	9/1/2027			2,517	2,496	2,483	0.01%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(7)(11)	SOFR + 6.00%	11.49%	9/24/2027			151,380	148,847	148,819	0.52%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 6.00%	11.57%	9/24/2027			63,840	62,654	63,042	0.22%
Sam Holding Co, Inc.	7414 Circle17 South, Sebring, FL 33876, United States	(4)(11)	SOFR + 6.00%	11.50%	9/24/2027			46,091	45,550	45,515	0.16%
TRP Infrastructure Services, LLC	2411 Minnis Dr, Haltom City, TX 76117, United States	(4)(11)	SOFR + 5.50%	11.03%	7/9/2027			72,218	71,371	64,274	0.23%

									1,319,029	1,321,716	4.66%
Wireless Telecommunication Services
CCI Buyer, Inc.	300 N. LaSalle St, Suite 5600, Chicago 60602 United States	(10)	SOFR + 4.00%	9.35%	12/17/2027			20,128	20,112	20,099	0.07%

Total First Lien Debt—non-controlled/non-affiliated									45,749,946	45,464,551	159.19%
First Lien Debt—controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6) (11)(16)(17)	SOFR + 8.35%	13.71%	4/14/2030			18,526	15,306	9,412	0.03%
Pigments Services, Inc.	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6) (11)(16)	SOFR + 8.35%	13.71% PIK	4/14/2030			9,908	9,908	9,908	0.03%

									25,214	19,320	0.06%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Insurance
CFCo LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(8)(16)(17)(18)	0.00%	0.00%	9/13/2038		86,098	12,571	612	0.00%
Daylight Beta Parent LLC (Benefytt Technologies, Inc.)	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(8)(16)	10.00%	10.00% PIK	9/12/2033		49,530	49,530	49,530	0.17%

								62,101	50,142	0.17%

Total First Lien Debt—controlled/affiliated (excluding Investments in Joint Ventures)								87,315	69,462	0.23%

Total First Lien Debt								45,837,261	45,534,013	159.42%
Second Lien Debt
Second Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	9465 Wilshire Blvd, Suite 300 Beverly Hills, CA 90212 United States	(4)(10)	SOFR + 7.63%	13.27%	5/25/2029		44,520	44,069	40,513	0.14%
Peraton Corp.	12975 Worldgate Drive, Herndon, VA 20170 United States	(10)	SOFR + 7.75%	13.22%	2/1/2029		53,259	52,749	53,117	0.19%

								96,818	93,630	0.33%
Air Freight & Logistics
Wwex Uni Topco Holdings, LLC	2323 Victory Avenue Suite 1600, Dallas, TX 75219 United States	(10)	SOFR + 7.00%	12.61%	7/26/2029		33,000	32,664	28,380	0.10%
Capital Markets
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(4)(6)(9)	SOFR + 6.75%	12.36%	7/27/2029		8,531	8,471	8,446	0.03%
Apex Group Treasury, LLC	4 Embarcadero Center Suite 1900 San Francisco,CA,94111 United States	(4)(6)(9)	SOFR + 6.75%	12.39%	7/27/2029		19,622	19,704	19,426	0.07%
The Edelman Financial Engines Center, LLC	600 Travis, Suite 5800, Houston, Texas 77002 United States	(8)	SOFR + 6.75%	12.22%	7/20/2026		14,000	13,926	14,026	0.05%

								42,101	41,898	0.15%
Chemicals
Pearls Netherlands Bidco	herengracht, 450 Gemeente Amsterdam, 1017CA	(4)(6)(9)	SOFR + 7.25%	12.63%	2/25/2030		42,453	41,554	42,028	0.15%
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	6510 E. Paseo Caballo, Anaheim CA 92807 United States	(10)	SOFR + 6.75%	12.22%	3/30/2029		29,464	29,367	26,714	0.09%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023		Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
USIC Holdings, Inc.	9045 North River Road Suite 300 Indianapolis IN 46240 United States	(10)	SOFR + 6.50%	12.11%	5/14/2029			8,594	8,548	7,998	0.03%

									37,915	34,712	0.12%
Construction & Engineering
Thermostat Purchaser III, Inc.	10 Parkway North Suite 100 Deerfield,IL,60015 United States	(4)(10)	SOFR + 7.25%	12.79%	8/31/2029			32,725	32,377	32,725	0.11%
Diversified Consumer Services
Pre-Paid Legal Services, Inc.	1 Pre-Paid Way, Ada OK 74820 United States	(9)	SOFR + 7.00%	12.47%	12/14/2029			25,000	24,813	22,875	0.08%
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc.	6263 N Scottsdale Road, Suite 224, Scottsdale, AZ 85250 United States	(4)(9)	SOFR + 6.50%	12.00%	2/16/2030			52,500	51,696	52,500	0.18%
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	2060 Winston Park Drive, Suite 400, Oakville, Ontario L6H 5R7 Canada	(4)(6)(8)	8.75%	8.75%	4/15/2029		CAD	3,800	2,995	2,552	0.01%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)(8)	S + 7.50%	12.76%	8/19/2029		GBP	65,340	87,677	82,245	0.29%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(5) (6)(9)	SOFR + 7.25%	12.76%	8/19/2029			15,000	14,723	14,625	0.05%
CD&R Artemis UK Bidco Ltd.	26 Southampton Buildings, 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(5) (6)(9)	SOFR + 7.35%	12.70%	8/19/2029			10,000	9,809	9,750	0.03%
Jayhawk Buyer, LLC	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)(11)	SOFR + 8.75%	14.23%	10/15/2027			6,537	6,459	6,242	0.02%

									121,663	115,414	0.40%
Health Care Technology
Imprivata, Inc.	150 North Riverside Plaza, Suite 2800, Chicago, IL, 60606, United States	(9)	SOFR + 6.25%	11.60%	12/1/2028			44,118	43,791	42,353	0.15%
Hotels, Restaurants & Leisure
Mic Glen, LLC	88 S State St, Hackensack, NJ 07601 United States	(9)	SOFR + 6.75%	12.21%	7/30/2029			16,000	15,963	15,600	0.05%
Industrial Conglomerates
Victory Buyer, LLC	50 East 153rd Street Bronx, NY 10451-2104 United States	(4)(9)	SOFR + 7.00%	12.64%	11/1/2029			24,677	24,492	23,011	0.08%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
IT Services
Dcert Buyer, Inc.	2801 N Thanksgiving Way #500, Lehi 84043 United States	(8)	SOFR + 7.00%	12.36%		2/19/2029		60,975	61,129	55,792	0.20%
Inovalon Holdings, Inc.	4321 Collington Rd, Bowie, MD 20716, United States	(4)(10)	SOFR + 10.50%	15.97	% PIK	11/24/2033		110,643	108,623	110,643	0.39%

									169,752	166,435	0.59%
Life Sciences Tools & Services
Curia Global, Inc.	26 Corporate Circle Albany,NY,12203 United States	(4)(10)	SOFR + 6.50%	12.14%		8/31/2029		45,977	45,325	38,391	0.13%
LSCS Holdings, Inc.	190 North Milwaukee Street Milwaukee,WI,53202 United States	(9)	SOFR + 8.00%	13.47%		12/17/2029		40,000	39,551	35,600	0.12%
Phoenix Newco, Inc.	195 West Street Waltham,MA,2451 United States	(4)(6)(9)	SOFR + 6.50%	11.97%		11/15/2029		52,153	51,362	52,153	0.18%

									136,238	126,144	0.43%
Media
Houghton Mifflin, LLC	9 West 57th Street, 29th Floor, New York, NY, 10019, United States	(7)(9)	SOFR + 8.50%	13.86%		4/8/2030		80,500	78,940	77,151	0.27%
Pharmaceuticals
Sharp Midco, LLC	7451 Keebler Way, Allentown, PA 18106 United States	(4)(9)	SOFR + 7.35%	12.70%		12/31/2029		31,500	30,910	31,500	0.11%
Professional Services
Aqgen Island Holdings, Inc.	535 Madsion Avenue, 24TH Floor New York, NY 10022 United States	(6)(9)	SOFR + 6.50%	12.18%		8/2/2029		19,508	19,372	18,838	0.07%
Celestial Saturn Parent, Inc.	40 Pacifica #900, Irvine, CA 92618 United States	(9)	SOFR + 6.50%	11.97%		6/4/2029		111,188	110,582	100,140	0.35%
Deerfield Dakota Holding, LLC	55 East 52nd Street 31st Floorm Park Avenue Plaza, New York, NY 10055 United States	(10)	SOFR + 6.75%	12.36%		4/7/2028		27,069	27,012	26,020	0.09%
Thevelia US, LLC	Level 15, Manulife Place, 348 Kwun Tong Rd, Ngau Tau Kok, Hong Kong	(4)(6)(9)	SOFR + 6.75%	12.25%		6/17/2030		182,046	177,637	181,591	0.64%

									334,603	326,589	1.15%
Software
Cloudera, Inc.	1001 Page Mill Road Building 3 Palo Alto,CA,94304 United States	(9)	SOFR + 6.00%	11.46%		10/8/2029		66,697	66,295	64,251	0.23%
Cornerstone OnDemand, Inc.	1601 Cloverfield Blvd Suite 620 South Santa Monica,CA,90404 United States	(4)(9)	SOFR + 6.00%	11.36%		10/15/2029		34,825	33,834	33,780	0.12%
HS Purchaser, LLC	6455 City West Parkway Eden Prairie, MN United States	(10)	SOFR + 6.75%	12.35%		11/19/2027		66,000	66,085	54,234	0.19%
Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(11)	SOFR + 6.75%	12.11%		7/22/2027		50,000	49,376	48,875	0.17%
Human Security, Inc.	111 W 33rd St 11TH Fl, New York, New York, 10001, United States	(4)(5)(11)	SOFR + 6.75%	12.11%		7/22/2027		50,000	49,376	48,875	0.17%
Idera, Inc.	Brookhollow Ctr III, 2950 Nort Loop Freeway W, Suite 700 Houston TX 77092 United States	(10)	SOFR + 6.75%	12.28%		3/2/2029		30,331	30,258	29,705	0.10%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Mandolin Technology Intermediate Holdings, Inc.	Nova Tower 1, 1 Allegheny Square, Suite 800, Pittsburgh, PA 15212, United States	(4)(9)	SOFR + 6.50%	12.00%	7/30/2029		31,950	31,640	29,874	0.10%
Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(10)	SOFR + 8.00%	13.36%	5/18/2029		438	430	425	0.00%
Mitratech Holdings, Inc.	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)(5)(10)	SOFR + 6.75%	12.28%	5/18/2029		18,000	17,948	16,695	0.06%
Proofpoint, Inc.	892 Ross Drive, Sunnyvale CA 94089 United States	(9)	SOFR + 6.25%	11.72%	8/31/2029		63,274	63,129	64,065	0.22%
Symphony Technology Group	428 University Ave, Palo Alto CA 94301 United States	(6)(10)	SOFR + 8.25%	13.89%	7/27/2029		41,983	41,668	16,793	0.06%
Vision Solutions, Inc.	15300 Barranca Parkway Suite 100 Irvine CA 92618 United States	(10)	SOFR + 7.25%	12.89%	4/23/2029		46,426	46,318	42,761	0.15%

								496,357	450,333	1.57%
Trading Companies & Distributors
Icebox Holdco III, Inc.	80 Pall Mall, London, SW1Y 5ES, United Kingdom	(9)	SOFR + 6.75%	12.36%	12/21/2029		14,000	13,894	12,810	0.04%

Total Second Lien Debt—non-controlled/non-affiliated								1,826,541	1,736,088	6.06%

Total Second Lien Debt								1,826,541	1,736,088	6.06%
Unsecured Debt- non-controlled/non-affiliated
Health Care Technology
Healthcomp Holding Company, LLC	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)(8)	13.75%	13.75% PIK	11/8/2031		18,733	18,182	18,171	0.06%

Total Unsecured Debt—non-controlled/non-affiliated								18,182	18,171	0.06%
Structured Finance Obligations
Structured Finance Obligations—non-controlled/non-affiliated
Diversified Financial Services
522 Funding CLO 2020-6, Ltd.	522 5th Avenue New York,NY,10036 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.17%	10/23/2034		3,000	3,000	2,842	0.01%
AIMCO CLO Series 2015-A	P.O. Box 309 Ugland House, South Church Str, Grand Cayman, Cayman Islands	(5)(6)(8)	SOFR + 6.86%	12.53%	10/17/2034		7,450	7,450	7,269	0.03%
Allegro CLO XI Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park P.O. Box 1350, Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.26%	12.66%	1/19/2033		3,895	3,863	3,894	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Apidos CLO XXXIII	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.61%	12.01%	10/24/2034		5,000	4,959	4,889	0.02%
Apidos CLO XXXVI	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.21%	11.37%	7/20/2034		8,500	8,500	8,357	0.03%
Ares LXI CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.67%	10/20/2034		7,750	7,750	7,518	0.03%
Ares LXII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.14%	1/25/2034		9,000	9,000	8,637	0.03%
Ares XXVII CLO, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 7.01%	12.43%	10/28/2034		5,000	4,958	4,855	0.02%
Bain Capital Credit CLO 2020-4 Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 7.98%	13.40%	10/20/2036		5,500	5,338	5,516	0.02%
Balboa Bay Loan Funding 2021-2, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.86%	12.28%	1/20/2035		7,000	6,941	6,537	0.02%
Barings CLO Ltd 2021-II	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.51%	12.17%	7/15/2034		6,000	6,000	5,815	0.02%
Barings CLO Ltd 2021-III	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 6.91%	12.31%	1/18/2035		7,200	7,200	6,676	0.02%
Barings CLO Ltd 2023-IV	190 Elgin Avenue Grand Cayman George Town, KY 1-9008 KY	(4)(5)(6)(8)	SOFR + 7.59%	12.91%	1/20/2037		3,000	2,970	2,970	0.01%
Benefit Street Partners CLO XX	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 7.01%	12.67%	7/15/2034		6,500	6,500	6,488	0.02%
Benefit Street Partners LLC BSP 2020-21A	190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.96%	12.62%	10/15/2034		3,000	2,974	2,979	0.01%
BlueMountain CLO XXIX Ltd	280 Park Ave 12th Floor, New York, NY 10017 United States	(4)(5)(6)(8)	SOFR + 7.12%	12.50%	7/25/2034		2,750	2,692	2,611	0.01%
Broad River Ltd 2020-1	C/O MaplesFS Limited PO Box 1093, Queensgate House, Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.18%	7/20/2034		7,000	6,952	6,950	0.02%
Carlyle US CLO 2020-1, Ltd.	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 6.51%	11.93%	7/20/2034		7,000	7,000	6,901	0.02%
Carlyle US CLO 2023-5 Ltd	c/o Walkers Fiduciary, 190 Elgin Avenue, George Town, Grand Cayman, Cayman Islands	(4)(5)(6)(8)	SOFR + 7.90%	13.27%	1/27/2036		7,000	6,860	6,929	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Carval CLO V-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.01%	12.67%	10/15/2034		8,000	7,933	7,889	0.03%
Carval CLO VI-C, LTD.	15 Esplanade St Helier St Helier, JE1 1RB JE	(4)(5)(6)(8)	SOFR + 7.33%	12.74%	4/21/2034		8,750	8,674	8,706	0.03%
CIFC Funding 2019-III, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.06%	12.72%	10/16/2034		8,000	8,000	8,004	0.03%
CIFC Funding 2022-V, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 7.55%	12.94%	7/16/2033		10,000	9,913	10,050	0.04%
Dryden 112 CLO, Ltd.	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 7.75%	13.13%	11/15/2036		4,900	4,784	4,883	0.02%
Dryden 95 CLO, Ltd.	3 Gateway Center 14th Floor Newark,NJ,7102 United States	(4)(5)(6)(8)	SOFR + 6.41%	11.78%	8/20/2034		8,000	8,000	7,500	0.03%
Eaton Vance CLO 2019-1 Ltd	C/O Walkers Fiduciary Limited Cayman Corporate Centre 27 Hospital Road George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.16%	4/15/2031		3,750	3,754	3,713	0.01%
Elmwood CLO 16, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 7.22%	12.64%	4/20/2034		6,000	5,948	6,032	0.02%
Elmwood CLO III, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.16%	10/20/2034		3,500	3,500	3,501	0.01%
Elmwood CLO VI, Ltd.	c/o The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street Wilmington, DE 19801 United States	(5)(6)(8)	SOFR + 6.76%	12.16%	10/20/2034		4,000	4,000	4,002	0.01%
Flatiron RR CLO 22, LLC	51 Madison Avenue 2nd Floor New York,NY,10010 United States	(5)(6)(8)	SOFR + 6.46%	11.85%	10/15/2034		5,000	5,000	4,952	0.02%
Fort Washington CLO 2021-2, Ltd.	303 Broadway Suite 1200 Cincinnati,OH,45202 United States	(4)(5)(6)(8)	SOFR + 6.87%	12.29%	10/20/2034		12,000	11,901	11,892	0.04%
Galaxy 30 CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 6.95%	12.34%	4/15/2035		3,000	2,974	2,998	0.01%
Galaxy XXV CLO, Ltd.	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 6.21%	11.59%	10/25/2031		4,000	3,954	3,881	0.01%
Galaxy 32 CLO Ltd	C/O INTERTRUST SPV (CAYMAN) LIMITED One Nexus Way, Camana Bay, KY1-9005 KY	(4)(5)(6)(8)	SOFR + 7.33%	12.70%	10/20/2036		2,140	2,119	2,138	0.01%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Goldentree Loan Management US Clo 12 Ltd.	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.25%	12.67%	4/20/2034		6,500	6,447	6,481	0.02%
Goldentree Loan Management US Clo 8 Ltd.	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.41%	11.83%	10/20/2034		6,200	6,200	6,079	0.02%
Goldentree Loan Management US Clo 15 Ltd	C/O MaplesFS Limited PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.50%	11.84%	10/20/2036		6,500	6,439	6,466	0.02%
Gulf Stream Meridian 5, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 6.59%	11.99%	7/15/2034		3,500	3,489	3,422	0.01%
Gulf Stream Meridian 7, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 6.85%	12.24%	7/15/2035		5,000	4,957	4,877	0.02%
Gulf Stream Meridian GSM 2021-IIIA, Ltd.	4350 Congress Street, Charlotte, NC 28209 United States	(4)(5)(6)(8)	SOFR + 7.01%	12.41%	4/15/2034		1,000	962	999	0.00%
Halseypoint Clo 5, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.20%	12.60%	1/30/2035		9,500	9,339	8,968	0.03%
HPS Loan Management 15-2019 Ltd	c/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park, PO Box 1350 Grand Cayman, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.80%	12.10%	1/22/2035		4,000	3,966	3,829	0.01%
Jamestown CLO XIV, Ltd.	280 Park Avenue New York,NY,10017 United States	(5)(6)(8)	SOFR + 7.46%	12.88%	10/20/2034		10,000	9,833	9,935	0.03%
Kayne CLO III, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.16%	4/15/2032		5,000	5,007	4,909	0.02%
Magnetite XXXII Ltd	WALKERS FIDUCIARY LIMITED 190 Elgin Avenue, George Town George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 6.90%	12.29%	4/15/2035		5,000	5,000	5,010	0.02%
MidOcean Credit CLO XIII Ltd	c/o Maples Fiduciary Services (Jersey) Limited 2nd Floor, Sir Walter Raleigh House St. Helier, JE2 3QB Jersey	(4)(5)(6)(8)	SOFR + 7.80%	13.17%	1/21/2037		9,500	9,120	9,337	0.03%
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(5)(6)(8)	SOFR + 7.01%	12.40%	10/20/2034		6,500	6,500	6,328	0.02%
Morgan Stanley Eaton Vance CLO 2022-17A Ltd	71 Fort Street PO Box 500 Grand Cayman George Town, KY1-1106 KY	(4)(5)(6)(8)	SOFR + 7.90%	13.32%	7/20/2035		1,000	1,007	1,006	0.00%
Neuberger Berman Loan Advisers CLO 38, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.51%	11.93%	10/20/2035		11,000	11,000	10,838	0.04%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
OCP CLO 2021-22, Ltd.	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.86%	12.28%	12/2/2034		9,000	8,897	8,820	0.03%
Octagon 55, Ltd	250 Park Avenue 15th Floor New York,NY,10177 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.18%	7/20/2034		11,000	10,888	10,333	0.04%
Octagon Investment Partners 41, Ltd.	250 Park Avenue 15th Floor New York,NY,10177 United States	(5)(6)(8)	SOFR + 7.39%	12.79%	10/15/2033		2,500	2,490	2,380	0.01%
Onex Credit Partners OCP 2020-19A	c/o Ocorian Trust (Cayman) Limited Windward 3, Regatta Office Park PO Box 1350 Grand Cayman George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.18%	10/20/2034		4,250	4,088	4,157	0.01%
Palmer Square CLO 2015-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.13%	5/21/2034		2,000	1,918	1,982	0.01%
Palmer Square CLO 2019-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.76%	12.14%	11/14/2034		12,000	12,000	11,853	0.04%
Palmer Square CLO 2022-1, Ltd.	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.35%	11.77%	4/20/2035		2,500	2,500	2,472	0.01%
Palmer Square CLO 2023-3 Ltd	PO Box 1093 Queensgate House South Church Street George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 7.83%	13.21%	1/20/2037		10,000	9,900	9,984	0.03%
Park Avenue Institutional Advisers CLO Ltd 2022-1	10 Hudson Yards New York, NY, 10001-2157 United States	(4)(5)(6)(8)	SOFR + 7.29%	12.71%	4/20/2035		6,000	5,845	5,932	0.02%
Post CLO 2021-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.71%	12.11%	10/15/2034		6,000	6,000	5,825	0.02%
Post CLO 2022-1, Ltd.	C/O MAPLESFS LIMITED PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.75%	12.17%	4/20/2035		5,000	4,979	4,766	0.02%
PPM CLO 2, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(4)(5)(6)(8)	SOFR + 6.81%	12.21%	4/16/2032		2,250	2,253	2,107	0.01%
PPM CLO 4, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.76%	12.16%	10/18/2034		6,775	6,775	6,282	0.02%
PPM CLO 5, Ltd.	PO Box 1093 Queensgate House Grand Cayman George Town, KY1-1102 KY	(5)(6)(8)	SOFR + 6.76%	12.18%	10/18/2034		4,800	4,800	4,453	0.02%
Rad CLO 14, Ltd.	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 6.76%	12.42%	1/15/2035		6,750	6,750	6,700	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Rad CLO 22 Ltd	1800 Avenue of the Stars 3rd Floor Los Angeles,CA,90067 United States	(4)(5)(6)(8)	SOFR + 7.73%	13.10%	1/20/2037		7,500	7,277	7,511	0.03%
Rockford Tower CLO 2021-3, Ltd.	65 East 55th Street, 30th Floor, New York, NY 10022 United States	(5)(6)(8)	SOFR + 6.98%	12.37%	10/20/2034		2,000	1,975	1,786	0.01%
RR 19, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(5)(6)(8)	SOFR + 6.76%	12.42%	10/15/2035		3,000	3,000	2,995	0.01%
RR 20, Ltd.	C/O Walkers Fiduciary Limited 190 Elgin Avenue Grand Cayman George Town, KY1-9008 KY	(4)(5)(6)(8)	SOFR + 7.25%	12.64%	7/15/2037		4,000	3,964	4,010	0.01%
Signal Peak 7, Ltd.	605 Post Oak Place Dr Ste 100, Houston, Texas, 77027, United States	(4)(5)(6)(8)	SOFR + 7.15%	12.54%	4/30/2032		3,875	3,847	3,822	0.01%
Sound Point CLO XXVII, Ltd.	375 Park Avenue 33rd Floor New York,NY,10152 United States	(4)(5)(6)(8)	SOFR + 6.82%	12.20%	10/25/2034		5,000	4,917	4,309	0.02%
Symphony CLO 34-PS Ltd.	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 8.15%	13.55%	7/24/2036		4,000	3,923	4,039	0.01%
Symphony CLO 30 Ltd	555 California St San Francisco, CA 94104 United States	(4)(5)(6)(8)	SOFR + 8.39%	13.80%	4/20/2035		3,500	3,536	3,524	0.01%
Trestles Clo IV, Ltd.	C/o Ocorian Trust (Cayman) Limited Windward 3 Regatta Office Park PO Box 1350 George Town, KY1-1108 KY	(4)(5)(6)(8)	SOFR + 6.51%	11.92%	7/21/2034		8,000	8,000	7,792	0.03%
Vibrant CLO XII, Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.37%	12.79%	1/20/2034		2,875	2,853	2,819	0.01%
Vibrant CLO XIII, Ltd.	747 3rd Avenue 38th Floor New York,NY,10017 United States	(4)(5)(6)(8)	SOFR + 7.32%	12.72%	7/15/2034		6,250	6,199	6,139	0.02%
Voya CLO 2019-4, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	SOFR + 6.97%	12.36%	1/15/2035		8,250	8,111	7,907	0.03%
Voya CLO 2020-2, Ltd.	230 Park Avenue, New York, NY 10169	(4)(5)(6)(8)	SOFR + 6.66%	12.06%	7/19/2034		5,000	4,916	4,906	0.02%

Total Structured Finance Obligations—non-controlled/non-affiliated								443,228	436,863	1.51%

Total Structured Finance Obligations								443,228	436,863	1.51%
Equity
Equity—non-controlled/non-affiliated
Aerospace & Defense
Loar Acquisition 13, LLC—Common Units	450 Lexington Avenue, New York, NY 10017 United States	(4)		3.4%			2,890,586	4,336	9,394	0.03%
Micross Topco, Inc.	1050 Perimeter Road, Manchester, NH 03103 United States	(4)		0.0%			116	125	115	0.00%

								4,461	9,509	0.03%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Air Freight & Logistics
AGI Group Holdings LP—A2 Units	9130 S Dadeland Blvd Ste 1801, Miami, FL, 33156-7858 United States	(4)		55.8%			1,674	1,674	941	0.00%
Mode Holdings, L.P.—Class A-2 Common Units	17330 Preston Rd., Suite 200 C Dallas, TX 75252 United States	(4)		1.8%			1,076,923	1,077	1,928	0.01%

								2,751	2,869	0.01%
Capital Markets
Resolute Investment Managers, Inc.	220 E. Las Colinas Blvd., Suite 1200, Irving, Texas 75039 United States	(4)		10.3%			48,476	1,212	1,212	0.00%
Commercial Services & Supplies
GTCR Investors LP—A-1 Units	1501 Yamato Road, Boca Raton, FL 33431 United States	(4)		9.9%			893,584	894	894	0.00%
Distributors
Box Co-Invest Blocker, LLC—Class A Units	2650 Galvin Dr, Elgin, IL 60124, United States	(4)		55.1%			3,308,320	3,308	1,687	0.01%
Box Co-Invest Blocker, LLC—Class C Units	2650 Galvin Dr, Elgin, IL 60124, United States	(4)		55.1%			401,889	390	434	0.00%

								3,698	2,121	0.01%
Diversified Consumer Services
Cambium Holdings, LLC—Senior Preferred Interests	17855 North Dallas Parkway, Suite 400, Dallas, TX 75287, United States	(4)	11.50%	6.1%			29,194,330	28,735	37,228	0.13%
Diversified Financial Services
THL Fund IX Investors (Plymouth II), LP	545 Boylston Street, 6th Floor, Boston, MA 02116 United States	(4)		33.3%			666,667	667	667	0.00%
Diversified Telecommunication Services
Point Broadband Holdings, LLC—Class A Units	617 E. Lake St. Stanton, MI 48888 United States	(4)		4.1%			12,870	10,915	13,091	0.05%
Point Broadband Holdings, LLC—Class B Units	617 E. Lake St. Stanton, MI 48888 United States	(4)		4.1%			685,760	1,955	4,628	0.02%
Point Broadband Holdings, LLC—Class Additional A Units	617 E. Lake St. Stanton, MI 48888 United States	(4)		4.1%			147,380	420	995	0.00%
Point Broadband Holdings, LLC—Class Additional B Units	617 E. Lake St. Stanton, MI 48888 United States	(4)		4.1%			2,766	2,346	2,813	0.01%

								15,636	21,527	0.08%
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P.—Class A-2 Units	3875 Cypress Drive, Petaluma, CA 94954, United States	(4)		90.0%			4,853	4,853	2,718	0.01%
Health Care Providers & Services
AVE Holdings I Corp.	520 Madison Avenue, New York, NY 10022 United States	(4)		8.1%			12,237,213	11,870	11,656	0.04%
CD&R Artemis Holdco 2 Limited—Preferred Shares	26 Southampton Buildings 8th Floor, Holborn Gate London, WC2A 1AN United Kingdom	(4)(6)		40.0%			33,000,000	43,662	51,343	0.18%
CD&R Ulysses Equity Holdings, L.P.—Common Shares	375 Park Avenue 18th Floor New York,NY,10152 United States	(4)(6)		40.0%			6,000,000	6,090	5,040	0.02%
Jayhawk Holdings, LP—A-1 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)		0.4%			12,472	2,220	975	0.00%
Jayhawk Holdings, LP—A-2 Common Units	8717 West 110th Street, Suite 300 Overland Park, KS 66210 United States	(4)		0.4%			6,716	1,195	525	0.00%
Maia Aggregator, L.P.—Class A Units	One World Trade Center 285 Fulton Street, 84th Floor New York, NY 10007 United States	(4)		98.5%			19,700,000	19,700	16,548	0.06%
NC Eve, L.P.—LP Interest	26 Esplanade, St Helier, Jersey JE4 8PS, Jersey	(4)(6)		50.0%			2,500,000	3,398	2,135	0.01%

								88,135	88,222	0.31%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Health Care Technology
Caerus Midco 2 S.À. R.L—Additional Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)		3.3%			988,290	988	109	0.00%
Caerus Midco 2 S.À. R.L—Vehicle Units	450 Lexington Ave, C/O Warburg Pincus LLC; New York; 10017 United States	(4)(6)		16.5%			4,941,452	4,941	4,596	0.02%
Healthcomp Holding Company, LLC—Preferred Interest	621 Santa Fe Ave. Fresno, CA 93721 United States	(4)		7.1%			18,035	1,804	1,804	0.01%

								7,733	6,509	0.03%
Insurance
Shelf Holdco Ltd Common Equity	Level 42, 22 Bishopsgate London, EC2N 4BQ United Kingdom	(4)(6)		1.0%			1,300,000	1,300	2,275	0.01%
RSC Topco, Inc.- Preferred Shares	160 Federal Street, Boston, MA 02110 United States	(4)		0.1%			100	97	102	0.00%

								1,397	2,377	0.01%
IT Services
NC Ocala Co-Invest Beta, L.P.—LP Interest	4321 Collington Rd, Bowie, MD 20716, United States	(4)		31.7%			25,687,196	25,687	27,485	0.10%
Professional Services
OHCP V TC COI, LP.—LP Interest	330 7th Ave, New York, NY 10001 United States	(4)		65.0%			6,500,000	6,500	11,245	0.04%
Tricor Horizon, LP	11 Middle Neck Road, Great Neck, New York NY 11021 United States	(4)(6)		70.0%			14,273,892	14,396	14,274	0.05%
Victors CCC Topco, LP	251 Little Falls Drive. Wilmington, DE 19808 United States	(4)		96.0%			9,600,000	9,600	15,168	0.05%

								30,496	40,687	0.14%
Software
Connatix Parent, LLC—Class L Common Units	666 Broadway, 10th Floor, New York, NY 10012, United States	(4)		69.4%			126,136	1,388	352	0.00%
Descartes Holdings, Inc—Class A Units	777 108th Ave NE, Bellevue, WA 98004, United States	(4)		81.2%			937,585	4,060	1,941	0.01%
Expedition Holdco, LLC	101 South Phillips Avenue, Suite 300, Sioux Falls, SD 57104, United States	(4)		81.0%			810,810	810	459	0.00%
Knockout Intermediated Holdings I, Inc.	100 West Whitehall Avenue Northlake, IL 60164 United States	(4)		49.0%			49,020	47,795	60,785	0.21%
Lobos Parent, Inc.—Series A Preferred Shares	206 S Earl St # 394, Schaller, Iowa, United States	(4)	10.50%	85.6%			45,090	43,963	53,094	0.19%
Mandolin Technology Holdings, Inc.—Series A Preferred Shares	Nova Tower 1 1 Allegheny Square, Suite 800 Pittsburgh,PA,15212 United States	(4)		90.0%			31,950,000	30,992	32,110	0.11%
Mimecast Limited	1 Finsbury Avenue, London, United Kingdom, EC2M 2PF	(4)		75.0%			73,213,759	73,214	75,732	0.27%
Mitratech Holdings, Inc.—Class A Preferred Shares	5001 Plaza on the Lake #111 Austin, TX 78746 United States	(4)		1.0%			1,573	1,535	1,525	0.01%
TPG IX Newark CI, L.P.—LP Interests	188 Spear St, San Francisco, CA 94105 United States	(4)(6)		10.6%			3,846,970	3,847	3,847	0.01%
Zoro Common Equity	989 Market St, San Francisco, CA 94103 United States	(4)		35.3%			1,195,880	11,959	11,959	0.04%
Zoro Series A Preferred Shares	989 Market St, San Francisco, CA 94103 United States	(4)	12.50%	17.8%			44,535	42,976	50,102	0.18%

								262,539	291,906	1.03%
Transportation Infrastructure
Atlas Intermediate Holding LLC—Preferred Interest	9465 Wilshire Blvd, Suit 300 Beverly Hills, California 90212 United States	(4)		84.0%			34,238,400	33,725	36,977	0.13%
Enstructure LLC	645 Madison Ave, New York NY, 10022 United States	(4)		18.7%			4,642,254	3,440	4,593	0.02%

Investments (1)	Address	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	% of Class Held as of 12/31/2023	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Frontline Road Safety Investments, LLC—Class A Common Units	2714 Sherman Street, Grand Prairie, TX 75051 United States	(4)		64.1%			58,590	6,178	8,035	0.03%
Ncp Helix Holdings, LLC.—Preferred Shares	888 Boylston Street, Suite 1100, Boston, Massachusetts 02199 United States	(4)		73.9%			1,485,282	1,115	1,604	0.01%

								44,458	51,209	0.19%

Total Equity—non-controlled/non-affiliated								523,352	587,140	2.08%
Equity—non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP—Class A Common Units)	2018 Powers Ferry Road, Suite 400 Atlanta, Georgia 30339 United States	(4)(6)(16)		7.5%			265,556	558	2,499	0.01%

Total Equity—non-controlled/affiliated								558	2,499	0.01%
Equity—controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments LP Int	1 Concorde Gate, Suite 608, Toronto, Ontario, Canada	(4)(6)(16)		39.4%			3,943	—	—	0.00%
Diversified Financial Services
Specialty Lending Company LLC—LLC Interest	251 Little Falls Drive, Wilmington, DE 19808 United States	(4)(6)(16)		90.0%			250,974,000	250,974	265,631	0.93%
Insurance
CFCo LLC (Benefytt Technologies, Inc.)—Class B Units	15438 North Florida Avenue, Suite 201, Tampa, FL 33613, United States	(4)(16)		80.9%			134,166,603	—	—	0.00%
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC—Series A Preferred Units)	2910 District Avenue Fairfax VA 22031 United States	(4)(6)(16)		15.8%			1,500,000	1,421	1,981	0.00%

Total Equity—controlled/affiliated (excluding Investments in Joint Ventures)								252,395	267,612	0.94%

Total Equity								776,305	857,251	3.03%
Investment in Joint Venture
BCRED Emerald JV	345 Park Avenue New York, NY 10154 United States	(6)(16)		75.0%				2,002,500	2,032,260	7.12%
BCRED Verdelite JV	345 Park Avenue New York, NY 10154 United States	(6)(16)		87.5%				117,706	129,265	0.45%

Total Investments in Joint Ventures Total								2,120,206	2,161,525	7.57%
Total Investments—non-controlled/non-affiliated								48,561,249	48,242,813	168.90%
Total Investments—non-controlled/affiliated								558	2,499	0.01%
Total Investments—controlled/affiliated (excluding Investments in Joint Ventures)								339,710	337,074	1.17%
Total Investments—Investments in Joint Ventures								2,120,206	2,161,525	7.57%

Total Investment Portfolio								51,021,723	50,743,911	177.65%
Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund								158,725	158,725	0.56%
Other Cash and Cash Equivalents								1,323,045	1,323,045	4.64%

Total Portfolio Investments, Cash and Cash Equivalents								$52,503,493	$52,225,681	182.85%

(1)
Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2023, non-qualifying assets represented 21.2% of total assets as calculated in accordance with regulatory requirements.

(7)
Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$25,961	$—
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2024	26,305	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	18,259	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2026	3,902	(78)
Alera Group, Inc.	Delayed Draw Term Loan	11/17/2025	22,342	(112)
Amerilife Holdings LLC	Delayed Draw Term Loan	8/31/2029	12,965	—
Amerilife Holdings LLC	Revolver	8/31/2028	48,715	—
Amerilife Holdings LLC	Delayed Draw Term Loan	10/20/2026	85,238	(852)
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	—
Analytic Partners LP	Revolver	4/4/2028	3,261	—
Anaplan, Inc.	Revolver	6/21/2028	47,983	(240)
Apex Companies, LLC	Delayed Draw Term Loan	1/31/2028	369	(5)
Armada Parent, Inc.	Delayed Draw Term Loan	2/15/2024	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(270)
Ascend Buyer, LLC	Revolver	9/30/2027	5,173	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(1,401)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	13,168	—
Avalara Inc	Revolver	10/19/2028	2,308	(12)
Bamboo US BidCo LLC	Revolver	9/28/2029	6,278	(141)
Bamboo US BidCo LLC	Delayed Draw Term Loan	9/30/2030	4,385	—
Bazaarvoice, Inc.	Revolver	5/7/2026	45,117	—
Beeline, LLC	Delayed Draw Term Loan	5/2/2029	4,821	(24)
Beeline, LLC	Revolver	5/2/2028	5,543	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	9,862	—
Bluefin Holding, LLC	Revolver	9/12/2029	4,487	(67)
BradyIFS Holdings, LLC	Delayed Draw Term Loan	10/31/2025	16,984	—
BradyIFS Holdings, LLC	Revolver	10/31/2029	17,309	(346)
Brave Parent Holdings, Inc.	Delayed Draw Term Loan	5/28/2025	56,649	(425)
Brave Parent Holdings, Inc.	Revolver	11/28/2030	28,325	(283)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	6,973	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	32,788	—
Caerus US 1, Inc.	Revolver	5/25/2029	12,613	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Castle Management Borrower, LLC	Revolver	11/3/2029	4,167	(63)
CFC Underwriting, Ltd.	Delayed Draw Term Loan	5/16/2029	20,232	—
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
CFS Brands, LLC	Revolver	10/2/2030	30,858	(617)
CFS Brands, LLC	Delayed Draw Term Loan	10/2/2030	20,572	—

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Chronicle Bidco, Inc.	Revolver	11/14/2025	2,815	—
Circana Group, L.P.	Revolver	12/1/2027	86,026	—
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(16)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(1,344)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	19,964	(214)
COP Home Services TopCo IV, Inc.	Delayed Draw Term Loan	12/30/2027	13,936	(209)
Coupa Software Inc.	Delayed Draw Term Loan	8/27/2024	164	(2)
Coupa Software Inc.	Revolver	2/27/2029	126	(1)
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Crewline Buyer, Inc.	Revolver	11/8/2030	12,790	(309)
Cumming Group, Inc.	Revolver	11/16/2027	25,468	(382)
Cumming Group, Inc.	Delayed Draw Term Loan	5/21/2025	19,245	(144)
Denali Bidco Ltd	Delayed Draw Term Loan	8/29/2030	6,300	(5)
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(2,102)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,288	—
DTI Holdco, Inc.	Revolver	4/26/2027	10,000	(173)
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	9,961	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2024	49,368	(494)
Endeavor Schools Holdings LLC	Delayed Draw Term Loan	7/18/2029	12,377	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	26,639	(3,659)
Episerver, Inc.	Revolver	4/9/2026	3,833	(153)
Ergomed Plc	Delayed Draw Term Loan	11/17/2025	7,569	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	4,927	—
Excelitas Technologies Corp.	Revolver	8/14/2028	5,715	—
Experity, Inc.	Revolver	2/24/2028	13,452	(135)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/29/2024	3,945	(49)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/26/2027	3,381	—
Formulations Parent Corp.	Revolver	11/15/2029	3,571	(66)
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	11,621	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	9,529	(143)
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	3,958	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2025	27,063	(271)
Freya Bidco Limited	Term Loan	10/31/2030	1,056	—
Freya Bidco Limited	Delayed Draw Term Loan	10/31/2030	12,907	—
Freya Bidco Limited	Term Loan	10/31/2030	105,258	—
Freya Bidco Limited	Delayed Draw Term Loan	10/31/2030	12,921	—
Frontgrade Technologies Holdings, Inc.	Revolver	1/9/2028	516	—
Frontline Road Safety, LLC	Delayed Draw Term Loan	6/15/2025	22,446	(281)
FusionSite Midco, LLC	Delayed Draw Term Loan	11/17/2024	15,400	—
FusionSite Midco, LLC	Revolver	11/17/2029	4,884	(110)
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(285)
GI Consilio Parent, LLC	Revolver	5/14/2026	4,629	(51)
GI Consilio Parent, LLC	Revolver	5/14/2026	844	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
GI Ranger Intermediate, LLC	Revolver	10/29/2027	4,320	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(64)
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	84,833	(954)
GovernmentJobs.com, Inc.	Revolver	12/2/2027	19,764	(395)
GraphPAD Software, LLC	Revolver	4/27/2027	1,416	—
Groundworks, LLC	Delayed Draw Term Loan	9/13/2025	37	—
Groundworks, LLC	Revolver	3/14/2029	42	(1)
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2027	9,724	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	9,254	—
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	37,586	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(129)
Icefall Parent Inc	Term Loan	1/25/2030	70,792	—
Icefall Parent Inc	Revolver	1/25/2030	6,742	—
IG Investments Holdings, LLC	Revolver	9/22/2027	44,828	(224)
Inova Pharmaceutical	Term Loan	10/30/2028	661	—
Inova Pharmaceutical	Delayed Draw Term Loan	10/30/2028	102	—

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	4,325	—
Integrity Marketing Acquisition, LLC	Revolver	8/27/2026	350	(2)
Integrity Marketing Acquisition, LLC	Revolver	8/27/2025	303	(3)
Iris Buyer, LLC	Delayed Draw Term Loan	10/2/2030	6,812	—
Iris Buyer, LLC	Revolver	10/2/2029	7,870	(216)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	453	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	—
Java Buyer, Inc.	Delayed Draw Term Loan	4/1/2024	30,676	—
Java Buyer, Inc.	Delayed Draw Term Loan	11/9/2025	42,170	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	—
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	41,761	—
Kaseya, Inc.	Revolver	6/25/2029	36,559	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/8/2025	25,388	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	6,824	—
Kwol Acquisition, Inc.	Revolver	12/6/2029	628	—
Kwor Acquisition, Inc.	Delayed Draw Term Loan	12/22/2027	3,735	—
Kwor Acquisition, Inc.	Revolver	12/22/2027	6,951	—
Loar Group, Inc.	Delayed Draw Term Loan	4/1/2024	47,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Magneto Components BuyCo, LLC	Revolver	12/5/2029	8,983	(225)
Magneto Components BuyCo, LLC	Delayed Draw Term Loan	6/5/2025	10,780	—
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	8,247	—
Mantech International CP	Delayed Draw Term Loan	9/14/2029	120,596	—
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	(286)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	520	—
Material Holdings, LLC	Revolver	8/17/2027	7,630	—
Medline Borrower LP	Revolver	2/27/2026	17,850	(37)
Mercury Bidco Globe Limited	Term Loan	1/31/2031	100,402	—
Mercury Bidco Globe Limited	Delayed Draw Term Loan	1/31/2026	25,389	—
Metis Buyer, Inc.	Revolver	5/4/2026	5,940	—
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	804	—
Mitratech Holdings, Inc.	Delayed Draw Term Loan	11/26/2024	7,280	—
Monk Holding Co.	Delayed Draw Term Loan	12/1/2024	19,234	—
Monterey Financing, S.A.R.L	Delayed Draw Term Loan	9/19/2029	19,804	—
More Cowbell II, LLC	Delayed Draw Term Loan	9/1/2030	2,244	(27)
More Cowbell II, LLC	Revolver	9/1/2029	2,308	—
MPG Parent Holdings LLC	Term Loan	1/8/2030	17,938	—
MPG Parent Holdings LLC	Revolver	1/8/2030	2,188	—
MPG Parent Holdings LLC	Delayed Draw Term Loan	1/8/2026	4,464	—
MRI Software, LLC	Revolver	2/10/2026	673	(13)
MRI Software, LLC	Revolver	2/10/2027	1,677	(3)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2027	37,034	(185)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2027	3,703	(37)
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
NAVEX TopCo, Inc.	Revolver	11/9/2028	8,855	(177)
Navigator Acquiror, Inc.	Delayed Draw Term Loan	1/16/2025	45,956	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—
Neptune Holdings, Inc.	Revolver	8/14/2030	2,000	(40)
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	1/1/2024	2,617	—
NortonLifeLock, Inc.	Revolver	9/12/2029	3,375	(28)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	5/27/2024	10,781	—
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	1/21/2025	70,001	—
ONS MSO, LLC	Delayed Draw Term Loan	12/13/2025	64,286	—
ONS MSO, LLC	Revolver	7/8/2026	6,192	—
Oranje Holdco Inc	Revolver	2/1/2029	8,250	—
Pavion Corp.	Revolver	10/30/2030	12,586	—
Pavion Corp.	Delayed Draw Term Loan	10/30/2025	27,871	(279)
Pearce Services, LLC	Delayed Draw Term Loan	6/2/2027	949	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	—
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	7,135	(143)
PGIS Intermediate Holdings, LLC	Delayed Draw Term Loan	10/16/2028	24,823	—
Phoenix 1 Buyer Corp.	Revolver	11/20/2029	8,349	(83)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Plasma Buyer, LLC	Revolver	5/12/2028	9,644	—

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Polyphase Elevator Holding Co.	Revolver	6/23/2027	374	—
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	9,910	(74)
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/31/2029	4,979	(25)
Profile Products, LLC	Revolver	11/12/2027	9,886	(321)
Profile Products, LLC	Revolver	11/12/2027	6,700	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	4/26/2024	16,623	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	2,915	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	13,391	—
Pye-Barker Fire & Safety LLC	Delayed Draw Term Loan	11/26/2027	18,278	(183)
Quality Distribution LLC	Delayed Draw Term Loan	10/3/2024	25	—
Quality Distribution LLC	Revolver	4/3/2028	94	(3)
Quality Distribution LLC	Revolver	7/1/2026	9,000	(405)
Quality Distribution LLC	Delayed Draw Term Loan	10/24/2025	1,390	(7)
Qualus Power Services Corp.	Delayed Draw Term Loan	1/26/2025	5,694	—
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	12,089	—
Rally Buyer, Inc.	Revolver	7/19/2028	10,647	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	38	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	6	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	2,454	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Riser Merger Sub, Inc.	Revolver	10/31/2029	16,200	(324)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	10/31/2025	37,800	(378)
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	163	—
RoadOne Inc	Revolver	12/30/2028	275	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	45,989	—
S&P Global Engineering Solutions	Revolver	5/2/2029	249	—
Safety Borrower Holdings LP	Revolver	9/1/2027	839	—
Sailpoint Technologies, Inc.	Revolver	8/16/2028	34,083	—
Sam Holding Co, Inc.	Revolver	3/24/2027	24,000	(300)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2027	37,200	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	8,422	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Revolver	12/23/2027	51,955	(1,299)
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	124,106	(1,862)
Snoopy Bidco, Inc.	Delayed Draw Term Loan	5/6/2024	51,214	(768)
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/19/2028	6,544	—
SpecialtyCare, Inc.	Revolver	6/18/2026	5,104	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	1/2/2024	9,922	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	22,501	(788)
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	100	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	228,925	(5,202)
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(128)
Trader Corp.	Revolver	12/22/2028	6,899	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2027	21,738	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	—
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	6/20/2025	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	47,203	—
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	31,353	—
UMP Holdings, LLC	Delayed Draw Term Loan	7/15/2028	3,852	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(291)
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	12/31/2024	10,500	—
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	—
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	—
West Monroe Partners, LLC	Revolver	11/9/2027	56,571	—
WHCG Purchaser III, Inc.	Revolver	6/22/2026	31	—
World Insurance Associates, LLC	Delayed Draw Term Loan	4/3/2028	53,333	(533)
World Insurance Associates, LLC	Revolver	4/3/2028	3,333	(67)
WPEngine, Inc.	Revolver	8/14/2029	8,140	(244)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zeus Company, LLC	Term Loan	2/28/2031	48,365	—
Zeus Company, LLC	Revolver	2/28/2030	6,749	—
Zeus Company, LLC	Delayed Draw Term Loan	2/28/2026	9,067	—

Total unfunded commitments			$5,370,824	$(47,166)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2023 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.
(16)
Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2023, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

Non-Controlled/Affiliated Investments	Fair value as of 12/31/2022	Gross Additions	Gross Reductions	Change in Unrealized Gains (Losses)	Net Realized Gain (Loss)	Fair value as of 12/31/2023	Income
GSO DL Co-Invest EIS LP	$2,813	$—	$(374)	$(153)	$213	$2,499	$16
Controlled/Affiliated Investments
Daylight Beta Parent LLC (Benefytt Technologies, Inc.)	—	49,530	—	—	—	49,530	1,486
CFCo LLC (Benefytt Technologies, Inc.)	—	12,715	—	(12,103)	—	612	—
CFCo LLC (Benefytt Technologies, Inc.)	—	—	—	—	—	—	—
Pigments Services, Inc.	—	15,344	—	(5,932)	—	9,412	—
Pigments Services, Inc.	—	9,908	—	—	—	9,908	934
Pigments Services, Inc.	—	—	—	—	—	—	—
Specialty Lending Company LLC	172,330	79,074	—	14,227	—	265,631	7,641
BCRED Emerald JV LP	2,072,717	—	(112,500)	72,043	—	2,032,260	291,248
BCRED Verdelite JV LP	115,677	—	—	13,588	—	129,265	18,646
GSO DL Co-Invest CI LP	1,881	—	—	100	—	1,981	—

Total	$2,365,418	$166,571	$(112,874)	$81,770	$213	$2,501,098	$319,971

(17)	Loan was on non-accrual status as of December 31, 2023.
(18)
These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

Additional Information
Foreign Currency Forward Contracts as of December 31, 2023

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD 14,718	CAD 20,000	3/13/2024	$(443)
Deutsche Bank AG	USD 11,064	CAD 15,000	3/14/2024	$(307)
Deutsche Bank AG	USD 9,190	CHF 8,000	3/14/2024	$(397)
Goldman Sachs Bank USA	USD 79,492	DKK 546,731	3/14/2024	$(1,925)
Deutsche Bank AG	USD 86,514	EUR 80,000	3/14/2024	$(2,221)
Deutsche Bank AG	USD 100,490	GBP 80,000	3/14/2024	$(1,467)
Goldman Sachs Bank USA	USD 53,367	NOK 584,117	3/14/2024	$(4,409)
Goldman Sachs Bank USA	USD 23,358	NZD 38,100	3/14/2024	$(795)
Goldman Sachs Bank USA	USD 10,538	SEK 109,749	3/13/2024	$(410)
Goldman Sachs Bank USA	USD 22,768	SEK 237,106	3/14/2024	$(885)

Total Foreign Currency Forward Contracts				$(13,259)

Interest Rate Swaps as of December 31, 2023

Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Gains / (Losses)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024	$435,000	$(7,201)	$—	$11,724
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024	365,000	$(8,535)	—	$8,964
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024	500,000	$(13,756)	—	$11,606
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	$(15,412)	—	$11,177
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	$(24,724)	—	$9,933
Deutsche Bank	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	$(24,496)	—	$9,856
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	400,000	$(11,089)	—	$6,889
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	500,000	$(13,873)	—	$8,621
Deutsche Bank	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP 250,000	$(12,420)	—	$7,521
Sumitomo Mitsui Banking Corporation	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027	625,000	$(18,175)	—	$7,960
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/29/2025	600,000	$(1,841)	—	$324
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027	350,000	$463	—	$1,881
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025	200,000	$(760)	—	$36
Sumitomo Mitsui Banking Corporation	November 2028 Notes	7.30%	SOFR + 3.06%	11/27/2028	500,000	$13,682	—	$13,682

Total Interest Rate Swaps						$(138,137)	$—	$110,174

MANAGEMENT OF THE FUND
Management
Our business and affairs are managed under the direction of the Board of Trustees. The responsibilities of the Board of Trustees include, among other things, the oversight of our investment activities, the quarterly and non-quarterly
valuation of our assets, oversight of our financing arrangements and corporate governance activities. Each Trustee shall serve until the earlier of his or her death, removal or resignation or until his or her successor is duly elected and qualified. Our Board of Trustees consists of seven members, five of whom are not “interested persons” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by the Board of Trustees. These individuals are referred to as independent Trustees. Our Board of Trustees elects the Fund’s executive officers, who serve at the discretion of the Board of Trustees. In addition to the information provided below, each Trustee possesses the following attributes, which the Board of Trustees believes has prepared them to be effective Trustees: Mr. Bass, experience as an executive and service as a board member; Ms. Collins, experience as an executive and service as a board member of another registered management investment company; Ms. Fuller, experience as an executive and service as a board member of other registered management investment companies; Mr. Clark, experience as an investment professional; Mr. Marshall, experience as an executive, investment professional and leadership roles with Blackstone Credit & Insurance and Blackstone; Mr. Sawhney, experience as an executive and leadership roles with Blackstone; and Ms. Greene, experience as an executive and service as a board member of a national market system exchange.
Trustees
Information regarding the Board of Trustees is as follows:

Name	Year of Birth	Position with BCRED	Trustee Since	Number of Portfolios in Fund Complex Overseen by Trustee (1)
Interested Trustee:
Brad Marshall	1972	Trustee, Chairperson, and Co-Chief Executive Officer	2020	2
Vikrant Sawhney	1970	Trustee	2021	2
Independent Trustees:
Robert Bass	1949	Trustee	2020	2
Tracy Collins	1963	Trustee	2020	2
Vicki L. Fuller	1957	Trustee	2020	2
James F. Clark	1961	Trustee	2020	2
Michelle Greene	1969	Trustee	2022	2

(1)
The “Fund Complex” consists of the Fund, BXSL, the Blackstone Credit
Closed-End
Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund 2027 Term Fund and Blackstone Floating Rate Enhanced Income Fund) and Blackstone Alternative Multi-Strategy Fund.

Executive Officers Who are Not Trustees
Information regarding our executive officers who are not Trustees is as follows:

Name	Year of Birth	Position	Officer Since
Jonathan Bock	1982	Co-Chief Executive Officer	January 2023
Carlos Whitaker	1976	President	September 2021
Teddy Desloge	1988	Chief Financial Officer	May 2023
Katherine Rubenstein	1978	Chief Operating Officer	August 2021
Matthew Alcide	1987	Chief Accounting Officer and Treasurer	May 2023 (CAO); October 2023 (Treasurer)
Oran Ebel	1979	Chief Legal Officer and Secretary	August 2023
William Renahan	1969	Chief Compliance Officer	August 2022
Stacy Wang	1989	Head of Stakeholder Relations	May 2023
The address for each executive officer and Trustee is c/o Blackstone Private Credit Fund, 345 Park Avenue, 31st Floor, New York, NY 10154.
Biographical Information
The following is information concerning the business experience of our Board of Trustees and executive officers. Our Trustees have been divided into two groups—interested Trustees and independent Trustees. Interested Trustees are “interested persons” as defined in the 1940 Act.
Interested Trustees
Brad Marshall (Portfolio Manager)
,
Trustee, Chairperson and
Co-Chief
Executive Officer of the Fund,
Senior Managing Director, Global Head of Private Credit Strategies for Blackstone Credit
 & Insurance.
Brad Marshall is the Global Head of Private Credit Strategies, Chairperson of the Board and
Co-CEO
of both the Fund and BXSL for Blackstone Credit & Insurance based in New York. Before joining Blackstone in 2005, Mr. Marshall worked in various roles at RBC, including fixed income research and business development within RBC’s private equity funds effort. Prior to RBC, Mr. Marshall helped develop a private equity funds business for TAL Global, a Canadian asset management division of CIBC, and prior to that, he co-founded
a microchip verification software company where he served as Chief Financial Officer. Mr. Marshall received an MBA from McGill University in Montreal and a BA (Honors) in Economics from Queen’s University in Kingston, Canada. Mr. Marshall also serves on the board of trustees of BXSL.
Vikrant Sawhney
,
Trustee, Senior Managing Director, Chief Administrative Officer of Blackstone, Global Head of Institutional Client Solutions.
Vik Sawhney is Blackstone’s Chief Administrative Officer, Global Head of Institutional Client Solutions, and a member of the firm’s Management Committee. Since joining Blackstone in 2007, Mr. Sawhney started Blackstone Capital Markets and also served as the Chief Operating Officer of the Private Equity group. Before joining Blackstone, Mr. Sawhney worked as a Managing Director at Deutsche Bank, and prior to that at the law firm of Simpson Thacher & Bartlett. Mr. Sawhney currently sits on the Board of the Blackstone Charitable Foundation. He is also the Board Chair of Dream, an east Harlem-based educational and social services organization, and a Trustee of Quinnipiac University. He graduated magna cum laude from Dartmouth College, where he was elected to Phi Beta Kappa. He received a J.D., cum laude, from Harvard Law School. Mr. Sawhney also serves on the board of trustees of BXSL.
Independent Trustees
Robert Bass.
Mr. Bass has served on the board of Groupon, Inc. since June 2012. He served as a Vice Chairman of Deloitte & Touche LLP from 2006 through June 2012, and was a Partner in Deloitte from 1982 through June

2012, where he specialized in
e-commerce,
mergers and acquisitions, SEC filings and related issues. At Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG and CSC. In addition, he has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget. Mr. Bass has served on the board of directors of Sims Metal Management (ASX: SGM.AX) and as a member of the risk and audit committee from September 2013 to December 31, 2018, including as Chairman of the risk and audit committee from November 2014, the board of directors and as a member of the audit committee of Apex Tool Group, LLC since December 2014, including as Chairman of the audit committee since April 2015, the board of directors and as Chairman of the audit committee of New Page Corporation from January 2013 (emergence from chapter XI) to January 2015 (sale of the company), and the board of directors and as Chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN) since October 2016. Mr. Bass served on the board of directors of Bowlero Corporation and as the Chairman of the audit committee starting in December 2021. Mr. Bass is a certified public accountant licensed in New York and Connecticut. He is a member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants. Mr. Bass also serves on the board of trustees of BXSL.
Tracy Collins.
Ms. Collins is an independent finance professional and most recently served as CEO to SmartFinance LLC (2013-2017), a Fintech startup purchased by MidFirst Bank in December of 2017. During her career in financial services, Ms. Collins worked as a Senior Managing Director (Partner) and Head of Asset-Backed Securities Research at Bear Stearns & Co., Inc. for six years and prior to that as a Managing Director (Partner) and Head of Asset-Backed Securities and Structured Products at Credit Suisse (formerly known as Credit Suisse First Boston) for nine years. During her tenure as a structured product specialist, Ms. Collins was consistently recognized as a “First Team All American Research Analyst.” Ms. Collins served as an independent director for KKR Financial from August 2006 to May 2014. She graduated from the University of Texas at Austin in the Plan II Honors Program. Ms. Collins also serves on the board of trustees of BXSL.
Vicki Fuller
. Ms. Fuller is founder and CEO of VLF Development LLC, where she oversees the execution of complex institutional advisory assignments. She previously has served as a Director of The Williams Companies, Inc. from 2018 to 2021, which she joined after retirement from the New York State Common Retirement Fund (“NYSCRF”), where she served as Chief Investment Officer from 2012 to 2018. NYSCRF is the third largest public pension fund in the nation and holds and invests the assets of the New York State and Local Retirement System on behalf of more than one million state and local government employees and retirees and their beneficiaries. Prior to joining NYSCRF, Ms. Fuller spent 27 years in leadership positions at AllianceBernstein Holding L.P., a global investment manager with more than $500 billion in assets under management. Ms. Fuller joined the company in 1993 from the Equitable Capital Management Corporation, which was acquired by Alliance Capital Management LP (in 2000, the company became AllianceBernstein LP after the company acquired Sanford C. Bernstein). In 2019, Ms. Fuller was appointed to the board of directors of Treliant, LLC, an international multi-industry consulting firm specializing in regulatory requirements. From 2021 to 2023, Ms. Fuller served on the board of directors of Gusto, a company that provides cloud-based payroll, benefits and human resource management software for businesses. In 2018, Ms. Fuller was appointed to the board of trustees for Fidelity Equity and High Income Funds. Ms. Fuller, who was inducted into the National Association of Securities Professionals Wall Street Hall of Fame, was named to Chief Investment Officer Magazine’s “Power 100” and received the Urban Technology Center’s Corporate Leadership Award. She has also been named one of the most powerful African Americans on Wall Street by Black Enterprise. In 2023, Ms. Fuller was appointed to the board of trustees of the Robert Wood Johnson Foundation. Ms. Fuller also serves on the board of trustees of
B
XSL.
James F. Clark.
Mr. Clark has served as a Partner with Sound Shore Management, Inc. (“Sound Shore”), which he joined in 2004. At Sound Shore, Mr. Clark is a generalist on the investment team, responsible for the firm’s investments in energy, industrials, materials, and utilities. His tenure also includes heading Sound Shore’s Governance Committee and having served on its Investment and Operating Committees. Previously, Mr. Clark worked at Credit Suisse First Boston (“CSFB”) from 1984 to 2004, most recently as a Managing Director from

1996 to 2004. At CSFB, Mr. Clark served as Head of US Equity Research, from 2000-2004, and as the firm’s International and Domestic Oil Analyst, from 1989-2000. Mr. Clark was selected to Institutional Investor magazine’s All America Research teams, 1993-1999. Mr. Clark was also named a Wall Street Journal
All-Star
Analyst from 1993-1999, and named to that newspaper’s
All-Star
Analyst Hall of Fame, 1998-1999. Mr. Clark has an M.B.A. from Harvard University and a B.A. from Williams College, cum laude and with highest honors. Mr. Clark also served as a winter adjunct faculty member at Williams College, 2020-2024. Mr. Clark brings a broad range of knowledge and experience with investing in and analyzing securities investments, and his experience managing investments is a significant resource for the Fund. Mr. Clark also serves on the board of trustees of BXSL.
Michelle Greene.
Ms. Greene is President Emeritus and a board member and Advisor to the Long-Term Stock Exchange (“LTSE”), a venture-backed,
SEC-approved
National Market System exchange with listing standards designed to support companies seeking to partner with long-term shareholders, engage a broad group of stakeholders and build their businesses over time. She also is an adjunct professor at Columbia University’s School of International and Public Affairs and a Fellow at the Aspen Institute Business & Society Program, which works with executives, investors, and scholars to align business decisions and investments with the long-term health of society and the planet. Ms. Greene is an honorary board member at Halcyon, which is a non-profit
incubator of impact-driven businesses. Ms. Greene also serves as a senior advisor for Leadership Now, a non-profit
focused on protecting democracy, where she focuses on the Women & Democracy Initiative. Prior to LTSE, Ms. Greene was Senior Vice President and Head of Global Corporate Responsibility at the New York Stock Exchange (“NYSE”), where she launched and led its global ESG team, advised Fortune 500 companies on sustainability programs, and served as Executive Director of the NYSE Foundation. Previously, she served at the U.S. Department of the Treasury under two administrations, working on financial markets policy. Ms. Greene was also a Consultant at McKinsey & Company and led the Carr Center for Human Rights Policy at Harvard University, having begun her career as a corporate securities lawyer. Ms. Greene has served on World Economic Forum advisory boards on financial inclusion and gender parity, as Executive Director of the President’s Advisory Council on Financial Literacy and Financial Inclusion, and as a member of the White House Council on Women and Girls. Ms. Greene graduated from Dartmouth College and received a J.D. from Harvard Law School. Ms. Greene also serves on the board of trustees of BXSL.
Executive Officers Who Are Not Trustees
Jonathan Bock
,
 Co-Chief
Executive Officer of the Fund,

Senior Managing Director, Global Head of Market Research for Blackstone Credit
 & Insurance.
Jonathan Bock is the Global Head of Market Research for Blackstone Credit & Insurance (BXCI) based in New York. Prior to joining Blackstone, Mr. Bock was the Chief Executive Officer of Barings BDC. In addition to this role, he served as the
Co-Chief
Executive Officer and President of Barings Private Credit Corporation, and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors. Prior to joining Barings in July 2018, Mr. Bock was a Managing Director and Senior Equity Analyst at Wells Fargo Securities specializing in Business Development Companies (BDCs). He was the chief author of a leading BDC quarterly research publication: the BDC Scorecard. He is also published in the Journal of Alternative Investments. Prior to Wells Fargo, Mr. Bock followed the BDC industry at Stifel Nicolaus & Company and A.G. Edwards Inc. Prior to entering sell-side research in 2006, Mr. Bock was an equity portfolio manager/analyst at Busey Wealth Management in Champaign, Illinois. Mr. Bock holds a BS in Finance from the University of Illinois College of Business and is a member of the CFA Institute. Mr. Bock also serves as the
Co-Chief
Executive Officer of BXSL.
Carlos Whitaker
,
President of the Fund, Senior Managing Director.
Carlos Whitaker is a Senior Managing Director in Blackstone Credit & Insurance (BXCI) based in New York. Before joining Blackstone, Mr. Whitaker had a
21-year
career at Credit Suisse where he was a Managing Director and senior executive in the Global markets division. Mr. Whitaker received a Bachelor of Arts from the Plan II Honors Program, a Bachelor of
Business Administration in Accounting, and a Master of Professional Accounting from the University of Texas at

Austin, where he graduated with honors. Mr. Whitaker is a member of the McCombs School of Business Advisory Council at the University of Texas at Austin. He also sits on the boards of New York for McCombs and Rising Stars Capital Management, which is a nonprofit focused on improving diversity in the finance industry. Mr. Whitaker also serves as the President of BXSL.
Teddy Desloge (Portfolio Manager)
,
Chief Financial Officer of the Fund and Managing Director of Blackstone
. Mr. Desloge is involved with investment management for Blackstone Credit & Insurance’s various direct lending vehicles. Since joining Blackstone Credit & Insurance in 2015, Mr. Desloge has focused on origination, research, and execution of private and opportunistic credit investments across industries, and supporting Blackstone Credit & Insurance’s Private Credit Strategies. Before joining Blackstone Credit & Insurance in 2015, Mr. Desloge was an Associate at Gefinor Capital where he focused on origination, research and execution of private credit and equity investments. He started his career in the Leveraged Finance Group at Jefferies. Mr. Desloge graduated from Hobart & William Smith Colleges with a B.A. and a major in Economics. Mr. Desloge also serves as the Chief Financial Officer of BXSL.
Katherine Rubenstein
,
Chief Operating Officer of the Fund, Managing Director, Chief Operating Officer of North America Private Credit.
Kate Rubenstein is a Managing Director and the Chief Operating Officer of North America Private Credit for Blackstone Credit & Insurance (BXCI) based in New York. Ms. Rubenstein serves as Chief Operating Officer of Blackstone Private Credit Fund (BCRED) and Blackstone Secured Lending Fund (BXSL). Since joining Blackstone in 2015, Ms. Rubenstein created and led the GSO Advantage platform (now Blackstone Credit & Insurance Value Creation program), which brings Blackstone’s broad set of capabilities to drive operational efficiencies and growth for Blackstone Credit & Insurance’s portfolio companies. She subsequently created and led the Blackstone Advantage program, focusing on building networks and expanding access to resources for portfolio companies across Blackstone business units. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital and prior to that worked in brand management at World Kitchen. Ms. Rubenstein received an MBA from The Johnson Graduate School of Management at Cornell University, where she was a Roy H. Park Leadership Fellow, and an AB from Dartmouth College. Ms. Rubenstein is on the Blackstone Charitable Foundation Leadership Council and on the Board of Let’s Get Ready, a
non-profit
organization that provides
low-income
and first generation college students support to gain admission to and graduate from college. Ms. Rubenstein also serves as the Chief Operating Officer of BXSL.
Matthew Alcide
,
Chief Accounting Officer and Treasurer of the Fund, Senior Vice President.
Matthew Alcide is a Senior Vice President and the Chief Accounting Officer and Treasurer of the Fund for Blackstone Credit & Insurance (BXCI) based in New York. Mr. Alcide leads the BXCI BDC Finance Group where he oversees the accounting and financial reporting for Blackstone’s business development companies, BXSL and BCRED. Prior to joining Blackstone, Mr. Alcide was a Director in the New York and London offices of PricewaterhouseCoopers where he provided assurance and accounting services to companies and investment funds across the asset management, investment banking and broker-dealer industries with a focus on SEC registrants and other publicly traded entities. Mr. Alcide graduated magna cum laude from Providence College with a BS in Accounting. Mr. Alcide is a Certified Public Accountant licensed in the State of New York. Mr. Alcide also serves as the Chief Accounting Officer and Treasurer of BXSL.
Oran Ebel
,
Chief Legal Officer and Secretary of the Fund, Managing Director.
Oran Ebel is the Deputy General Counsel of Blackstone Credit and a Managing Director in Blackstone’s Legal & Compliance Group. Mr. Ebel oversees legal matters relating to Blackstone Credit & Insurance’s business development companies, is responsible for legal matters relating to Blackstone Credit & Insurance’s Private Credit investments and plays a key role overseeing other legal functions relating to Blackstone Credit & Insurance’s business. Prior to joining Blackstone in 2013, Mr. Ebel was an associate in the Finance Group of Debevoise & Plimpton LLP in New York. Mr. Ebel received an A.B., cum laude, from Princeton University and a J.D., cum laude, from New York University School of Law. Mr. Ebel also serves as the Chief Legal Officer and Secretary of BXSL.

William Renahan
,
Chief Compliance Officer of the Fund, Managing Director.
William Renahan is a Managing Director in Blackstone’s Legal & Compliance Department and serves as the Chief Compliance Officer of Blackstone’s Registered Funds. Prior to joining Blackstone, Mr. Renahan was a Senior Managing Director at Duff & Phelps Investment Management and served as Chief Compliance Officer of its investment adviser and affiliated registered investment companies. He graduated with a B.A. from Hobart College, a J.D. with honors from Albany Law School, and a Master of Laws in Taxation from New York University School of Law. He is admitted to practice law in New York State and holds Series 7 and 24 FINRA licenses. Mr. Renahan also serves as the Chief Compliance Officer of BXSL.
Stacy Wang
,
Head of Stakeholder Relations for the Fund, Managing Director.
Prior to Ms. Wang’s current role, Ms. Wang focused on fundraising, product strategy, and client relationships across private and opportunistic credit products for institutional and retail investors in Blackstone Credit & Insurance. Prior to joining Blackstone in 2015, Ms. Wang worked as an Investment Banking Associate at Natixis, where she focused on leveraged finance and M&A transactions. Ms. Wang graduated from the Stern School of Business at New York University with a BS in Finance and Journalism. Ms. Wang also serves as the Head of Stakeholder Relations for BXSL.
Communications with Trustees
The independent trustees serving on our Board of Trustees intend to meet in executive sessions at the conclusion of or preceding each regularly scheduled meeting of the Board of Trustees, and additional as needed, without the presence of any trustees or other persons who are part of our management.
Shareholders and other interested parties may contact any member (or all members) of the Board of Trustees by mail. To communicate with the Board of Trustees, any individual Trustees or any group or committee of Trustees, correspondence should be addressed to the Board of Trustees or any such individual Trustees or group or committee of Trustees by either name or title. All such correspondence should be sent c/o Blackstone Private Credit Fund, 345 Park Avenue, 31st Floor, New York, NY 10154, Attention: Chief Compliance Officer.
Corporate Governance
Committees
Our Board of Trustees has an Audit Committee and a Nominating and Governance Committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Audit Committee
The Audit Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board of Trustees in selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee is presently composed of five persons, including Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene, all of whom are considered independent for purposes of the 1940 Act. Robert Bass serves as the chair of the Audit Committee. Our Board of Trustees has determined that Robert Bass qualifies as an “Audit Committee Financial Expert” as defined in Item 407 of Regulation
S-K
under the Exchange Act. Each of the members of the Audit Committee meet the independence requirements of Rule
10A-3
of the Exchange Act and, in addition, is not an “interested person” of the Fund or of the Adviser as defined in Section 2(a)(19) of the 1940 Act. During the year ended December 31, 2023, the Audit Committee met 8 times.
A copy of the charter of the Audit Committee is available in print to any shareholder who requests it.

Nominating and Governance Committee
The Nominating and Governance Committee operates pursuant to a charter approved by our Board of Trustees. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of independent Trustees. The Nominating and Governance Committee consists of five persons, including Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene all of whom are considered independent for purposes of the 1940 Act. Tracy Collins serves as the chair of the Nominating and Governance Committee.
The Nominating and Governance Committee will consider nominees to the Board of Trustees recommended by a shareholder, if such shareholder complies with the advance notice provisions of our bylaws. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board of Trustees, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines. During the year ended December 31, 2023, the Nominating and Governance Committee met 3 times.
A copy of the charter of the Nominating and Governance Committee is available in print to any shareholder who requests it.
Compensation of Trustees
No compensation is paid to our Trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. We pay each independent trustee: (i) $150,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board of Trustees attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $7,500 per year for the Chairman of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket
expenses of each independent trustee incurred by such trustee in connection with the fulfillment of his or her duties as an independent trustee. These Trustees are Robert Bass, Tracy Collins, Vicki Fuller, James F. Clark, and Michelle Greene. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows for the fiscal year ended December 31, 2023:

	Total Compensation earned from the Fund for Fiscal Year 2023 (3)	Total Compensation earned from Fund Complex for Fiscal Year 2023 (4)
Interested Trustees
Brad Marshall (1)	$—	$—
Vikrant Sawhney (1)	$—	$—
Independent Trustees
Robert Bass (2)	$188,000	$378,500
Tracy Collins	$180,500	$361,000
Vicki Fuller	$173,500	$347,000
James F. Clark	$180,500	$361,000
Michelle Greene	$180,500	$361,000

(1)	These are interested trustees and, as such, do not receive compensation from the Fund or the Fund Complex for their services as trustees.
(2)	Includes compensation as chairman of the Audit Committee.
(3)	The Fund does not have a profit-sharing plan, and trustees do not receive any pension or retirement benefits from the Fund.
(4)
The Blackstone Credit & Insurance
Closed-End
Funds and Blackstone Alternative Multi Strategy Fund do not pay compensation to the trustees of the Fund. BXSL does pay compensation to the independent Trustees of the Fund.

Compensation of Executive Officers
None of our executive officers will receive direct compensation from us. We will reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Investment Committee, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.
Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board of Trustees. Among other things, our Board of Trustees sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our Board of Trustees, and of any individual Trustee, is one of oversight and not of management of our day-to-day
affairs.
Under our bylaws, our Board of Trustees may designate one of our Trustees as chair to preside over meetings of our Board of Trustees and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board of Trustees. The Board of Trustees has appointed Brad Marshall to serve in the role of chairperson of the Board of Trustees. The chairperson’s role is to preside at all meetings of the Board of Trustees and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board of Trustees from time to time. The Board of Trustees reviews matters related to its leadership structure annually. The Board of Trustees has determined that its leadership structure is appropriate because it allows the Board of Trustees to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight.
Our Board of Trustees believes that its leadership structure is the optimal structure for us at this time. Our Board of Trustees, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.
Board’s Role in Risk Oversight
Our Board of Trustees performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day
management of our investment activities. The Board of Trustees anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board of Trustees’ risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board of Trustees’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.
We believe that the role of our Board of Trustees’ in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.
Dollar Range of Equity Securities Beneficially Owned by Trustees
The following table sets forth the dollar range of equity securities of the Fund beneficially owned by each trustee as of March 11, 2024:

	Dollar Range of Equity Securities in the Fund (1)(2)	Dollar Range of Equity Securities in the Fund Complex (1)(2)(3)
Interested Trustees
Brad Marshall	over 100,000	over $100,000
Vikrant Sawhney	over 100,000	over $100,000
Independent Trustees
Robert Bass	over 100,000	over $100,000
Tracy Collins	None	None
Vicki Fuller	None	None
James F. Clark	over 100,000	over $100,000
Michelle Greene	None	None

(1)	Dollar ranges are as follows: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, or over $100,000.
(2)	Dollar ranges were determined using the number of Common Shares that are beneficially owned as of March 11, 2024, multiplied by the Fund’s net asset value per share as of December 31, 2023.
(3)
The “Fund Complex” consists of the Fund, BXSL, the Blackstone Credit & Insurance
Closed-End
Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund) and Blackstone Alternative Multi-Strategy Fund.

Payment of Our Expenses Under the Investment Advisory and Administration Agreements
Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services to us, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Adviser. We will bear all other costs and expenses of our operations, administration and transactions, including, but not limited to:
1. investment advisory fees, including management fees and incentive fees, to the Adviser, pursuant to the Investment Advisory Agreement;
2. the Fund’s allocable portion of compensation, overhead and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement,

including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment
professionals (including information technology professionals) at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in “Advisory and Administration Agreement—Administration Agreement”; and
3. all other expenses of the Fund’s operations and transactions, including, without limitation, those relating to:
(i) organization and offering expenses associated with our public and private offerings, including this offering and offerings by feeder vehicles (which are primarily created to hold our Common Shares and in turn offer interests in such feeder vehicles to
non-U.S.
persons) (including legal, accounting, printing, mailing, subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of participating intermediaries, expenses incurred in connection with the provision of administrative or similar services by participating broker-dealers for their clients and reasonable bona fide due diligence expenses of participating intermediaries supported by detailed and itemized invoices, costs in connection with preparing sales materials and other marketing expenses, design and website expenses, fees and expenses of the Fund’s escrow agent and transfer agent, formation, distribution, administrative, regulatory or similar expenses related to the management and operation of feeder vehicles or related entities, fees to attend retail seminars sponsored by participating intermediaries and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, intermediaries, registered investment advisors or financial or other advisors, but excluding the shareholder servicing fee);
(ii) all taxes, fees, costs, and expenses, retainers and/or other payments of accountants, legal counsel, advisors (including tax advisors), administrators, auditors (including with respect to any additional auditing required under The Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers and any applicable legislation implemented by an EEA member state in connection with such Directive (the “AIFMD”), investment bankers, administrative agents, paying agents, depositaries, custodians, trustees, sub-custodians,
consultants (including individuals consulted through expert network consulting firms), engineers, senior advisors, industry experts, operating partners, deal sourcers (including personnel dedicated to but not employed by Blackstone Credit or Blackstone), and other professionals (including, for the avoidance of doubt, the costs and charges allocable with respect to the provision of internal legal, tax, accounting, technology or other services and professionals related thereto (including secondees and temporary personnel or consultants that may be engaged on short- or long-term arrangements) as deemed appropriate by the Administrator, with the oversight of the Board of Trustees, where such internal personnel perform services that would be paid by the Fund if outside service providers provided the same services); fees, costs, and expenses herein include (x) costs, expenses and fees for hours spent by its in-house
attorneys and tax advisors that provide transactional legal advice and/or services to the Fund or its portfolio companies on matters related to potential or actual investments and transactions and the ongoing operations of the Fund and (y) expenses and fees to provide administrative and accounting services to the Fund or its portfolio companies, and expenses, charges and/or related costs incurred directly by the Fund or affiliates in connection such services (including overhead related thereto), in each case, (I) that are specifically charged or specifically allocated or attributed by the Administrator, with the oversight of the Board of Trustees, to the Fund or its portfolio companies and (II) provided that any such amounts shall not be greater than what would be paid to an unaffiliated third party for substantially similar advice and/or services);
(iii) the cost of calculating the Fund’s NAV, including the cost of any third-party valuation services;

(iv) the cost of effecting any sales and repurchases of the Common Shares and other securities;
(v) fees and expenses payable under any intermediary manager and selected intermediary agreements, if any;
(vi) interest and fees and expenses arising out of all borrowings, guarantees and other financings or derivative transactions (including interest, fees and related legal expenses) made or entered into by the Fund, including, but not limited to, the arranging thereof and related legal expenses;
(vii) all fees, costs and expenses of any loan servicers and other service providers and of any custodians, lenders, investment banks and other financing sources;
(viii) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Fund’s assets for tax or other purposes;
(ix) costs of derivatives and hedging;
(x) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or members of its investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Fund’s rights;
(xi) expenses (including the allocable portions of compensation and out-of-pocket
expenses such as travel expenses) or an appropriate portion thereof of employees of the Adviser to the extent such expenses relate to attendance at meetings of the Board of Trustees or any committees thereof;
(xii) all fees, costs and expenses, if any, incurred by or on behalf of the Fund in developing, negotiating and structuring prospective or potential investments that are not ultimately made, including, without limitation any legal, tax, administrative, accounting, travel, meals, accommodations and entertainment, advisory, consulting and printing expenses, reverse termination fees and any liquidated damages, commitment fees that become payable in connection with any proposed investment that is not ultimately made, forfeited deposits or similar payments;
(xiii) the allocated costs incurred by the Adviser and the Administrator in providing managerial assistance to those portfolio companies that request it;
(xiv) all brokerage costs, hedging costs, prime brokerage fees, custodial expenses, agent bank and other bank service fees; private placement fees, commissions, appraisal fees, commitment fees and underwriting costs; costs and expenses of any lenders, investment banks and other financing sources, and other investment costs, fees and expenses actually incurred in connection with evaluating, making, holding, settling, clearing, monitoring or disposing of actual investments (including, without limitation, travel, meals, accommodations and entertainment expenses and any expenses related to attending trade association and/or industry meetings, conferences or similar meetings, any costs or expenses relating to currency conversion in the case of investments denominated in a currency other than U.S. dollars) and expenses arising out of trade settlements (including any delayed compensation expenses);
(xv) investment costs, including all fees, costs and expenses incurred in sourcing, evaluating, developing, negotiating, structuring, trading (including trading errors), settling, monitoring and holding prospective or actual investments or investment strategies including, without limitation, any financing, legal, filing, auditing, tax, accounting, compliance, loan administration, travel, meals, accommodations and entertainment, advisory, consulting, engineering, data-related and other professional fees, costs and expenses in connection therewith (to the extent the Adviser is not reimbursed by a prospective or actual issuer of the applicable investment or other third parties or capitalized as part of the acquisition price of the transaction) and any fees, costs and expenses related to the organization or maintenance of any vehicle through which the Fund directly or indirectly participates in the acquisition, holding and/or disposition of investments or which otherwise facilitate the Fund’s investment activities, including without limitation any travel and accommodations expenses related to such vehicle and the salary and benefits of any personnel (including personnel of Adviser or its affiliates) reasonably necessary and/or advisable for the maintenance and operation of such vehicle, or other overhead expenses (including any fees, costs and expenses associated with the leasing of office space (which may be made with one or more affiliates of Blackstone as lessor in connection therewith));
(xvi) transfer agent, dividend agent and custodial fees;
(xvii) fees and expenses associated with marketing efforts;
(xviii) federal and state registration fees, franchise fees, any stock exchange listing fees and fees payable to rating agencies;
(xix) independent Trustees’ fees and expenses including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisors retained by, or at the discretion or for the benefit of, the independent Trustees;
(xx) costs of preparing financial statements and maintaining books and records, costs of Sarbanes- Oxley Act of 2002 compliance and attestation and costs of preparing and filing reports or other documents with the SEC, Financial Industry Regulatory Authority, U.S. Commodity Futures Trading Commission (“CFTC”) and other regulatory bodies and other reporting and compliance costs, including registration and exchange listing and the costs associated with reporting and compliance obligations under the 1940 Act and any other applicable federal and state securities laws, and the compensation of professionals responsible for the foregoing;
(xxi) all fees, costs and expenses associated with the preparation and issuance of the Fund’s periodic reports and related statements (e.g., financial statements and tax returns) and other internal and third-party printing (including a flat service fee), publishing (including time spent performing such printing and publishing services) and reporting-related expenses (including other notices and communications) in respect of the Fund and its activities (including internal expenses, charges and/or related costs incurred, charged or specifically attributed or allocated by the Fund or the Adviser or its affiliates in connection with such provision of services thereby);
(xxii) the costs of any reports, proxy statements or other notices to shareholders (including printing and mailing costs) and the costs of any shareholder or Trustee meetings;
(xxiii) proxy voting expenses;
(xxiv) costs associated with an exchange listing;
(xxv) costs of registration rights granted to certain investors;
(xxvi) any taxes and/or
tax-related
interest, fees or other governmental charges (including any penalties incurred where the Adviser lacks sufficient information from third parties to file a timely and complete tax return) levied against the Fund and all expenses incurred in connection with any tax audit, investigation, litigation, settlement or review of the Fund and the amount of any judgments, fines, remediation or settlements paid in connection therewith;
(xxvii) all fees, costs and expenses of any litigation, arbitration or audit involving the Fund any vehicle or its portfolio companies and the amount of any judgments, assessments fines, remediations or settlements paid in connection therewith, Trustees and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to the affairs of the Fund;
(xxviii) all fees, costs and expenses associated with the Fund’s information, obtaining and maintaining technology (including the costs of any professional service providers), hardware/

software, data-related communication, market data and research (including news and quotation equipment and services and including costs allocated by the Adviser’s or its affiliates’ internal and third-party research group (which are generally based on time spent, assets under management, usage rates, proportionate holdings or a combination thereof or other reasonable methods determined by the Administrator) and expenses and fees (including compensation costs) charged or specifically attributed or allocated by Adviser and/or its affiliates for data-related services provided to the Fund and/or its portfolio companies (including in connection with prospective investments), each including expenses, charges, fees and/or related costs of an internal nature; provided, that any such expenses, charges or related costs shall not be greater than what would be paid to an unaffiliated third party for substantially similar services) reporting costs (which includes notices and other communications and internally allocated charges), and dues and expenses incurred in connection with membership in industry or trade organizations;
(xxix) the costs of specialty and custom software for monitoring risk, compliance and the overall portfolio, including any development costs incurred prior to the filing of the Fund’s election to be treated as a business development company;
(xxx) costs associated with individual or group shareholders;
(xxxi) fidelity bond, trustees and officers errors and omissions liability insurance and other insurance premiums;
(xxxii) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying and secretarial and other staff;
(xxxiii) all fees, costs and expenses of winding up and liquidating the Fund’s assets;
(xxxiv) extraordinary expenses (such as litigation or indemnification);
(xxxv) all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings; notices or disclosures related to the Fund’s activities (including, without limitation, expenses relating to the preparation and filing of filings required under the Securities Act, TIC Form SLT filings, IRS filings under FATCA and FBAR reporting requirements applicable to the Fund or reports to be filed with the CFTC, reports, disclosures, filings and notifications prepared in connection with the laws and/or regulations of jurisdictions in which the Fund engages in activities, including any notices, reports and/or filings required under the AIFMD, European Securities and Markets Authority and any related regulations, and other regulatory filings, notices or disclosures of the Adviser relating to the Fund and its affiliates relating to the Fund, and their activities) and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Fund including those pursuant to applicable disclosure laws and expenses relating to FOIA requests, but excluding, for the avoidance of doubt, any expenses incurred for general compliance and regulatory matters that are not related to the Fund and its activities;
(xxxvi) costs and expenses (including travel) in connection with the diligence and oversight of the Fund’s service providers;
(xxxvii) costs and expenses, including travel, meals, accommodations, entertainment and other similar expenses, incurred by the Adviser or its affiliates for meetings with existing investors and any intermediaries, registered investment advisors, financial and other advisors representing such existing investors; and
(xxxviii) all other expenses incurred by the Administrator in connection with administering the Fund’s business.
From time to time, the Adviser, the Administrator or their affiliates may pay third-party providers of goods or services. We will reimburse the Adviser, the Administrator or such affiliates thereof for any such amounts paid on our behalf. From time to time, the Adviser or the Administrator may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by our shareholders.
Costs and expenses of the Administrator and the Adviser that are eligible for reimbursement by the Fund will be reasonably allocated to the Fund on the basis of time spent, assets under management, usage rates, proportionate holdings, a combination thereof or other reasonable methods determined by the Administrator.
Board Approval of the Investment Advisory Agreement
Our Board of Trustees, including our independent Trustees, approved the Investment Advisory Agreement at a meeting held on August 21, 2020. In reaching a decision to approve the Investment Advisory Agreement, the Board of Trustees reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to the Fund by the Adviser;

•	the proposed investment advisory fee rates to be paid by the Fund to the Adviser;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•	information about the services to be performed and the personnel who would be performing such services under the Investment Advisory Agreement; and

•	the organizational capability and financial condition of the Adviser and its affiliates.
Based on the information reviewed and the discussion thereof, the Board of Trustees, including a majority of the non-interested trustees,
concluded that the investment advisory fee rates are reasonable in relation to the services to be provided and approved the Investment Advisory Agreement as being in the best interests of our shareholders.
On August 2, 2022, the Fund and the Adviser entered into an amended and restated investment advisory agreement (the “Amended and Restated Investment Advisory Agreement”), which was approved by the Board of Trustees, including a majority of the independent Trustees. The Amended and Restated Investment Advisory Agreement altered the Investment Advisory Agreement by removing certain “sunset” provisions that previously stated that certain requirements of the NASAA Omnibus Guidelines would no longer apply if the Fund’s Common Shares become “covered securities” within the meaning of Section 18 of the Securities Act and amending certain undertakings provisions, including to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Investment Advisory Agreement.
Prohibited Activities
Our activities are subject to compliance with the 1940 Act. In addition, our Declaration of Trust prohibits the following activities among us, the Adviser and its affiliates:

•
We may not purchase or lease assets in which the Adviser or its affiliates has an interest unless (i) we disclose the terms of the transaction to our shareholders, the terms are reasonable to us and the price does not exceed the lesser of cost or fair market value, as determined by an independent expert or (ii) such purchase or lease of assets is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not invest in general partnerships or joint ventures with affiliates and non-affiliates unless certain conditions are met;

•
The Adviser and its affiliates may not acquire assets from us unless (i) approved by our shareholders entitled to cast a majority of the votes entitled to be cast on the matter or (ii) such acquisition is consistent with the 1940 Act or an exemptive order under the 1940 Act issued to us by the SEC;

•	We may not lease assets to the Adviser or its affiliates unless we disclose the terms of the transaction to our shareholders and such terms are fair and reasonable to us;

•
We may not make any loans, credit facilities, credit agreements or otherwise to the Adviser or its affiliates except for the advancement of funds as permitted by our Declaration of Trust or unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC;

•	We may not acquire assets in exchange for our Common Shares;

•
We may not pay a commission or fee, either directly or indirectly to the Adviser or its affiliates, except as otherwise permitted by our Declaration of Trust, in connection with the reinvestment of cash flows from operations and available reserves or of the proceeds of the resale, exchange or refinancing of our assets;

•	The Adviser may not charge duplicate fees to us; and

•	The Adviser may not provide financing to us with a term in excess of 12 months.
In addition, in the Investment Advisory Agreement, the Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state securities laws governing its operations and investments.
Compliance with the Omnibus Guidelines Published by NASAA
Rebates, Kickbacks and Reciprocal Arrangements
Our Declaration of Trust prohibits our Adviser from: (i) receiving or accepting any rebate, give-ups or
similar arrangement that is prohibited under applicable federal or state securities laws, (ii) participating in any reciprocal business arrangement that would circumvent provisions of applicable federal or state securities laws governing conflicts of interest or investment restrictions or (iii) entering into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under applicable federal or state securities laws. In addition, our Adviser may not directly or indirectly pay or award any fees or commissions or other compensation to any person or entity engaged to sell our Common Shares or give investment advice to a potential shareholder; provided, however, that our Adviser may pay a registered broker or other properly licensed agent sales commissions or other compensation (including cash compensation and non-cash
compensation (as such terms are defined under FINRA Rule 2310)) for selling or distributing our Common Shares, including out of the Adviser’s own assets, including those amounts paid to the Adviser under the Investment Advisory Agreement.
Commingling
The Adviser may not permit our funds to be commingled with the funds of any other entity.

PORTFOLIO MANAGEMENT
Blackstone Credit BDC Advisors LLC will serve as our investment adviser. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, the Adviser will manage the day-to-day
operations of, and provide investment advisory and management services to, us.
Investment Personnel
Our senior staff of investment personnel currently consists of the members of the Investment Committee. The Investment Committee is currently comprised of Brad Marshall, Michael Zawadzki, Michael Carruthers, Brad Colman, Robert Horn, Valerie Kritsberg, Daniel Oneglia, Viral Patel (with respect to Technology deals only), Rob Petrini, and Louis Salvatore. The portfolio managers primarily responsible for the day-to-day
management of the Fund are Brad Marshall, Robert Zable and Michael Zawadzki.
The Adviser is currently staffed with 626 employees, including the investment personnel noted above. In addition, the Adviser may retain additional investment personnel in the future based upon its needs.
The table below shows the dollar range of Common Shares owned by the portfolio managers as of December 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Company (1)
Brad Marshall	over $1,000,000
Robert Zable	$100,001 - $500,000
Michael Zawadzki	$100,001 - $500,000
Teddy Desloge	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000, or over $1,000,000.
Other Accounts Managed by Portfolio Managers
The portfolio managers primarily responsible for the
day-to-day
management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.
Brad Marshall

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles (1)	4	$77.56 billion	4	$77.56 billion
Other accounts	16	$18.28 billion	11	$13.13 billion

Michael Zawadzki

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles (1)	5	$87.56 billion	5	$87.56 billion
Other accounts	13	$4.01 billion	7	$2.36 billion
Robert Zable

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	4	$1.70 billion	—	—
Other pooled investment vehicles (1)	54	$103.52 billion	54	$103.52 billion
Other accounts	1	$39.00 billion	1	$39.00 billion
Teddy Desloge

Type of Account	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a performance Fee	Assets Subject to a performance Fee
Registered investment companies	—	—	—	—
Other pooled investment vehicles (1)	5	$77.93 billion	5	$77.93 billion
Other accounts	8	$7.27 billion	7	$7.00 billion

(1)	Includes management investment companies that have elected to be regulated as business development companies under the 1940 Act.
The Adviser
Investment Committee
Investment opportunities and
follow-on
investments in existing portfolio companies will generally require the unanimous approval of the Investment Committee. The Investment Committee will meet regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by the Adviser on our behalf. In addition, the Investment Committee reviews and determines whether to make prospective investments identified by the Adviser and monitors the performance of our investment portfolio. The day-to-day
management of investments approved by the Investment Committees will be overseen by investment personnel.
All of the Investment Committee members have ownership and financial interests in, and may receive compensation and/or profit distributions from, the Adviser. None of the Investment Committee members receive any direct compensation from us. See “Control Persons and Principal Shareholders” for additional information about equity interests held by certain of these individuals.
Members of the Investment Committee and Portfolio Managers Who Are Not Our Trustees or Executive Officers
Michael Zawadzki (Portfolio Manager)
,
Senior Managing Director, Global Chief Investment Officer of Blackstone Credit
 & Insurance.
Michael Zawadzki is the Global Chief Investment Officer for Blackstone

Credit & Insurance based in New York. Prior to joining Blackstone in 2006, Mr. Zawadzki was with Citigroup Private Equity. Before that, he worked in the investment banking division of Salomon Smith Barney. Mr. Zawadzki received a BS in Economics from the Wharton School of the University of Pennsylvania.
Michael Carruthers
,
Senior Managing Director,
Co-Chief
Investment Officer for Blackstone Credit
 & Insurance European and APAC Private Credit Businesses.
Mike Carruthers is a Senior Managing Director and the
Co-Chief
Investment Officer for Blackstone Credit & Insurance European and APAC private credit businesses based in London. Mr. Carruthers is involved in the origination, researching, structuring, and managing of our investments. Mr. Carruthers re-joined
the London team in 2022 after having previously relocated to Toronto, Canada to focus on Blackstone Credit origination efforts in Canada and the Midwest. Mr. Carruthers previously worked in the London office 2006- 2019. Prior to joining Blackstone, Mr. Carruthers worked in the investment banking division of Credit Suisse. Mr. Carruthers graduated with Honors in Business Administration from the Richard Ivey School of Business at the University of Western Ontario.
Brad Colman
,
Senior Managing Director, Global Head of Healthcare for Private Credit Strategies.
Brad Colman is a Senior Managing Director and is the Global Head of Healthcare investing for Private Credit Strategies in Blackstone Credit & Insurance based in New York. Mr. Colman has been with Blackstone since 2012, focusing on originating, analyzing, executing and monitoring credit investments for the Performing Credit Group. Before joining Blackstone in 2012, Mr. Colman worked as a Director in the Strategic Investments group at PartnerRe, a Senior Associate in the sponsor finance team at American Capital, and an Analyst in Merrill Lynch’s investment banking group. Mr. Colman graduated magna cum laude from New York University’s Leonard N. Stern School of Business with a BS in Finance, Accounting, and Operations.
Robert Horn
,
Senior Managing Director, Global Head of Infrastructure and Asset-Based Credit for Blackstone Credit
 & Insurance.
Robert Horn is the Global Head of Infrastructure and Asset Based Credit in Blackstone Credit & Insurance based in New York, which comprises the firm’s activities in infrastructure credit, energy transition, and asset-based finance. Mr. Horn joined Blackstone Credit at its inception in 2005. Prior to joining Blackstone, Mr. Horn worked in Credit Suisse’s Global Energy Group, where he advised on high yield financings and merger and acquisition assignments for companies in the power and utilities sector. Mr. Horn has a Bachelor of Commerce from McGill University, where he graduated with academic honors. Mr. Horn serves on the board of directors for various companies in the energy transition sector, including Altus Power, ClearGen, and M6 Midstream.
Valerie Kritsberg
,
Senior Managing Director, Global Head of Capital Markets and Trading for Blackstone Credit and Insurance.
Valerie Kritsberg is a Senior Managing Director and the Global Head of Capital Markets and Trading for Blackstone Credit & Insurance based in New York. Mrs. Kritsberg leads BXCI’s capital markets origination and sourcing across both liquid and private strategies. Her team acts as a single point of contact within BXCI for banks, broker dealers and other key market participants. Since joining Blackstone, Mrs. Kritsberg has focused on the group’s public and private market investments including distressed and special situation investments across multiple industries. Prior to joining Blackstone in 2005, Mrs. Kritsberg worked in Credit Suisse First Boston’s Global Energy Investment Banking Group where she worked on equity, leveraged finance and M&A transactions for a number of corporate and private equity clients. Mrs. Kritsberg received a BS from New York University, Leonard N. Stern School of Business.
Daniel Oneglia
,
Senior Managing Director, Global CIO of Liquid Credit Strategies.

Daniel Oneglia is a Senior Managing Director, the global CIO of Liquid Credit Strategies, and leads liquid asset allocation for Blackstone Credit & Insurance based in New York. Mr. Oneglia has spent his entire career in credit markets. Before joining Blackstone in 2019, he spent 20 years at Goldman Sachs where he was a partner and led the Americas Multi-Strategy Investment (MSI) team within the Special Situations Group (SSG). Prior to that, he co-led
the same team from 2009 to 2017. Mr. Oneglia graduated from Princeton University with a B.A. in History and a Certificate in Latin American Studies. Mr. Oneglia serves as the Chair of the Board of Trustees for The New York Foundling.

Viral Patel (with respect to Technology deals only)
,

Senior Managing Director, Chief Executive Officer of Blackstone Private Equity Strategies (BXPE).
Mr. Patel has been with Blackstone since 2005 and prior to joining BXPE’s executive team, he was the Global Head of Technology Investing for Blackstone Credit. Mr. Patel is a member of the Investment Committees for BXPE, Blackstone Growth and participates on the Investment Committee of technology focused deals in Private Credit. Mr. Patel was involved in the launch of Blackstone Tactical Opportunities, as well as incubating and building other Blackstone businesses. Before joining Blackstone, Mr. Patel was a member of the Credit Suisse Structured Products business. He has served on the boards of various Blackstone portfolio companies. Mr. Patel graduated magna cum laude from Cornell University with a B.S. in Operations Research and Industrial Engineering.
Robert Petrini
,
 Senior Managing Director, Chief Investment Officer of North American Private Credit
. Robert Petrini is a Senior Managing Director and the Chief Investment Officer of North American Private Credit. Before joining Blackstone in 2005, Mr. Petrini was a Principal of DLJ Investment Partners (“DLJIP”), the $1.6 billion mezzanine fund of CSFB’s Alternative Capital Division. Prior to that, Mr. Petrini was a member of DLJ’s Leveraged Finance Group since 1997. Mr. Petrini graduated magna cum laude with a B.S. in Economics from the Wharton School of the University of Pennsylvania, where he was a Joseph Wharton and Benjamin Franklin Scholar.
Louis Salvatore
,
 Senior Managing Director
. Lou Salvatore is a Senior Managing Director and leads opportunistic asset allocation for Blackstone Credit & Insurance based in New York. Mr. Salvatore is responsible for sourcing, diligence, structuring and managing performing credit investments. Before joining Blackstone in 2005, Mr. Salvatore was a Principal of DLJ Investment Partners, the mezzanine fund of CSFB’s Alternative Capital Division. Mr. Salvatore joined CSFB in 2000 when it acquired DLJ, where he was a member of the Merchant Banking Group. He had been a member of DLJ’s Leveraged Finance Group, specializing in corporate restructurings. Prior to that, he worked for Kidder Peabody. Mr. Salvatore received a BA in Economics from Cornell University and an MBA from the Wharton School of the University of Pennsylvania.
Other Members of the Portfolio Management Team
Teddy Desloge (Portfolio Manager)
,
Managing Director, Chief Financial Officer.
 Please see Mr. Desloge’s biography provided in “Management of the Fund—Biological Information.”
Robert Zable (Portfolio Manager)
,
 Senior Managing Director, Global Head of Liquid Credit Strategies (LCS) of Blackstone Credit
 & Insurance.
Robert Zable is the Global Head of Liquid Credit Strategies (LCS) within Blackstone Credit & Insurance based in New York. In his role, Mr. Zable oversees the firm’s liquid credit activities, including CLO management, CLO investing, senior loans, multi-asset credit, investment grade and high yield bonds. Prior to joining Blackstone Credit in 2007, Mr. Zable began his career at JP Morgan Securities Inc., where he focused on leveraged finance in New York and London. Mr. Zable received a BS from Cornell University and an MBA in Finance from The Wharton School at the University of Pennsylvania.

INVESTMENT ADVISORY AGREEMENT AND ADMINISTRATION AGREEMENT
Blackstone Credit BDC Advisors LLC is located at 345 Park Avenue, 31st Floor, New York, NY 10154. The Adviser is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees and in accordance with the 1940 Act, the Adviser manages our day-to-day
operations and provides investment advisory services to us.
Investment Advisory Agreement
The Adviser provides management services to us pursuant to the Investment Advisory Agreement. The Investment Advisory Agreement has been approved by the Board of Trustees. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for the following:

•
determining the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes in accordance with our investment objectives, policies and restrictions;

•
identifying investment opportunities and making investment decisions for us, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on our behalf;

•	monitoring our investments;

•	performing due diligence on prospective portfolio companies;

•	exercising voting rights in respect of portfolio securities and other investments for us;

•	serving on, and exercising observer rights for, boards of directors and similar committees of our portfolio companies;

•	negotiating, obtaining and managing financing facilities and other forms of leverage; and

•	providing us with such other investment advisory and related services as we may, from time to time, reasonably require for the investment of capital.
The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities, and it intends to do so, so long as its services to us are not impaired.
Compensation of Adviser
Pursuant to the Investment Advisory Agreement. we pay our Advisor a fee for investment advisory and management services consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders.
Management Fees
The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of our net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means our total assets less liabilities determined on a consolidated basis in accordance with U.S. GAAP. For the first calendar month in which we had operations, net assets were measured as the beginning net assets as of the date on which the Fund broke escrow on January 7, 2021 (the “Escrow Break Date”). Substantial additional fees and expenses may also be charged by the Administrator to the Fund, which is an affiliate of the Adviser. In addition, the Adviser agreed to waive its management fee for the first six months following the date on which we break escrow for our offering.
Incentive Fees
The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on a percentage of our income and the other component is based on a percentage of our capital gains, each as described below.
Income Based Incentive Fees
The first part of incentive fees is based on our income is based on
Pre-Incentive
Fee Net Investment Income Returns.
“Pre-Incentive
Fee Net Investment Income Returns”
means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under the Administration Agreement, and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Shareholders may be charged a fee on an income amount that is higher than the income shareholders may ultimately receive.
Pre-Incentive
Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero-coupon
securities), accrued income that has not yet been received in cash.
Pre-Incentive
Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from
Pre-Incentive
Fee Net Investment Income Returns.
Pre-Incentive
Fee Net Investment Income Returns, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, is compared to a

“hurdle rate” of return of 1.25% per quarter (5.0% annualized).
We will pay the Adviser an income based incentive fee quarterly in arrears with respect to our
Pre-Incentive
Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on
Pre-Incentive
Fee Net Investment Income Returns in any calendar quarter in which our
Pre-Incentive
Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns with respect to that portion of such
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). We refer to this portion of our
Pre-Incentive
Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the
“catch-up.”
The
“catch-up”
is meant to provide the Adviser with approximately 12.5% of our
Pre-Incentive
Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•
12.5% of the dollar amount of our
Pre-Incentive
Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up
is achieved, 12.5% of all
Pre-Incentive
Fee Net Investment Income Returns thereafter are allocated to the Adviser.

Percentage of
Pre-Incentive
Fee Net Investment Income
Allocated to Quarterly Incentive Fee
These calculations are
pro-rated
for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Adviser with respect to
Pre-Incentive
Fee Net Investment Income Returns. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a calendar quarter in which we incur an overall loss taking into account capital account losses. For example, if we receive
Pre-Incentive
Fee Net Investment Income Returns in excess of the quarterly hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that calendar quarter due to realized and unrealized capital losses.
The Adviser agreed to waive the incentive fee based on income for the first six months following the Escrow Break Date. The longer an investor held our Common Shares during this period, the longer such investor will have received the benefit of this income based incentive fee waiver period.
Capital Gains based Incentive Fee
The second component of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year in arrears. The amount payable equals:

•
12.5% of cumulative realized capital gains from inception through the end of such calendar, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. We will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Adviser if we were to sell the relevant investment and realize a capital gain. In no event will the capital gains incentive fee payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof.
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.
Administration Agreement
Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of our other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of our Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. We will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Fund’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Fund’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment
professionals at the Administrator that perform duties for the Fund; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and we will reimburse the Administrator for any services performed for us by such affiliate or third party. The Administrator intends to hire a sub-administrator
to assist in the provision of administrative services. The
sub-administrator
will receive compensation from the Administrator for its
sub-administrative
services under a
sub-administration
agreement.
The amount of the reimbursement payable to the Administrator will be the lesser of (1) the Administrator’s actual costs incurred in providing such services and (2) the amount that we estimate we would be required to pay alternative service providers for comparable services in the same geographic location. The Administrator will be required to allocate the cost of such services to us based on factors such as assets, revenues, time allocations and/or other reasonable metrics. We will not reimburse the Administrator for any services for which it receives a separate fee, or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a controlling person of the Administrator.
Certain Terms of the Investment Advisory Agreement and Administration Agreement
Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board of Trustees. Unless earlier terminated as described below, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year
thereafter if approved annually by a majority of the Board of Trustees or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the independent trustees. We may terminate the Investment Advisory Agreement or the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The decision to terminate either agreement may be made by a majority of the Board of Trustees or the shareholders holding a majority outstanding voting securities, which means the lesser of (1) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of such company. In addition, the Adviser may terminate the Investment Advisory Agreement upon 120 days’ written notice and the Administrator may terminate the Administration Agreement upon 60 days’ written notice, without payment of any penalty. The Investment Advisory Agreement will automatically terminate within the meaning of the 1940 Act and related SEC guidance and interpretations in the event of its assignment.
The Adviser and the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement and Administration Agreement, respectively, relate, provided that the Adviser and Administrator shall not be protected against any liability to the Fund or its shareholders to which the Adviser or Administrator would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). Each of the Investment Advisory Agreement and the Administration Agreement provides that, absent disabling conduct, each of our Adviser and our Administrator, as applicable, and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement and our Administrator’s services under the Administration Agreement or otherwise as adviser or administrator for us. The Adviser and the Administrator shall not be liable under their respective agreements with us or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser or the Administrator in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser or Administrator had reasonable cause to believe its conduct was unlawful. In addition, we will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will we provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless: (1) we have determined, in good faith, that the course of conduct that caused the loss or liability was in our best interest; (2) the Indemnified Party was acting on our behalf or performing services for us; (3) such liability or loss was not the result of negligence or misconduct, in the case that the Indemnified Party is the Adviser or Administrator, as applicable, an affiliate of the Adviser or Administrator or one of our officers; and (4) the indemnification or agreement to hold harmless is recoverable only out of our net assets and not from our shareholders.
Expense Support and Conditional Reimbursement Agreement
We have entered into the Expense Support Agreement with the Adviser. The Adviser may elect to make certain Expense Payments on our behalf, provided that no portion of the payment will be used to pay any interest expense or distribution and/or shareholder servicing fees of the Fund. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to us in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from us to the Adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), we shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) our net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) our net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to us on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.

POTENTIAL CONFLICTS OF INTEREST
The Adviser, Blackstone Credit & Insurance, Blackstone and their respective affiliates will be subject to certain conflicts of interest with respect to the services the Adviser and the Administrator provide to us. These conflicts will arise primarily from the involvement of the Firm, in other activities that may conflict with our activities. You should be aware that individual conflicts will not necessarily be resolved in favor of your interest. The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund.
For purposes of this discussion and ease of reference, the following terms shall have the meanings as set forth below:
“Other Blackstone Credit
 & Insurance Clients”
means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Other Blackstone Credit & Insurance Clients own interests) that Blackstone Credit & Insurance may establish, advise or sub-advise
from time to time and to which Blackstone Credit & Insurance provides investment management or sub-advisory
services (other than the Fund and any such funds and accounts in which the Fund has an interest), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone Credit & Insurance to exercise its side-by-side
or other general partner investment rights as set forth in their respective governing documents; provided, that for the avoidance of doubt, “Other Blackstone Credit & Insurance Clients” shall not include Blackstone Credit & Insurance in its role as principal of any account, including any such accounts for which Blackstone Credit & Insurance or an affiliate thereof acts as an advisor.
“
Blackstone Clients
”
means, collectively, the investment funds, client accounts (including managed accounts) and proprietary accounts and/or other similar arrangements (including such arrangements in which the Fund or one or more Blackstone Clients own interests) that Blackstone may establish, advise or sub-advise
from time to time and to which Blackstone provides investment management or sub-advisory
services (other than the Fund, any such funds and accounts in which the Fund has an interest and Other Blackstone Credit & Insurance Clients), in each case including any alternative investment vehicles and additional capital vehicles relating thereto and any vehicles established by Blackstone to exercise its side-by-side
or other general partner investment rights as set forth in their respective governing documents; provided that, for the avoidance of doubt, “Blackstone Clients” shall not include Blackstone in its role as principal of any account, including any accounts for which Blackstone or an affiliate thereof acts as an advisor.
“
Other Clients
”
means, collectively, Other Blackstone Credit & Insurance Clients and Blackstone Clients.
Performance Based Compensation and Management Fees
.
The existence of the incentive fees payable to Blackstone Credit & Insurance may create a greater incentive for Blackstone Credit & Insurance to make more speculative investments on behalf of the Fund, or to time the purchase or sale of investments in a manner motivated by the personal interests of Blackstone Credit & Insurance and/or Blackstone personnel. However, the fact that the hurdle rate for the incentive fee based on income is calculated on an aggregate basis each quarter and that realized and unrealized losses are netted against realized gains for the incentive fee based on capital gains should reduce the incentives for the Adviser to make more speculative investments or otherwise time the purchase or sale of investments. Our Board of Trustees will seek to monitor these conflicts but there can be no assurances that such monitoring will fully mitigate any such conflicts.
In addition, the manner in which the Adviser’s entitlement to incentive fees is determined may result in a conflict between its interests and the interests of shareholders with respect to the sequence and timing of disposals of investments, as the Adviser may want to dispose of lower yielding investments in favor of higher yielding ones. With respect to the Adviser’s entitlement to incentive fees on capital gains, the Adviser may be incentivized to realize capital gains prior to a year end if such gains, net of realized and unrealized losses, would result in an incentive fee on capital gains.

The Firm’s Policies and Procedures
. The Firm has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Specified policies and procedures implemented by the Firm to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions are expected to reduce the synergies across the Firm’s various businesses that the Fund expects to draw on for purposes of pursuing attractive investment opportunities. Because the Firm has many different asset management and advisory businesses, including private equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at the Firm, the Firm has implemented certain policies and procedures (e.g., information wall policy) regarding the sharing of information that could reduce the positive synergies that the Fund expects to utilize for purposes of identifying and managing attractive investments. For example, the Firm will from time to time come into possession of material non-public
information with respect to companies, including companies in which the Fund has investments or might be considering making an investment or companies that are clients of the Firm. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at the Firm. Personnel of the Firm could be unable, for example, to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of the Firm to share information internally.
In addition, to the extent that the Firm is in possession of material non-public
information or is otherwise restricted from trading in certain securities, the Fund and the Adviser could also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Other Client has or has considered making an investment or which is otherwise a client of the Firm will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. The Firm could enter into one or more strategic relationships in certain regions or with respect to certain types of investments that, although intended to provide greater opportunities for the Fund, could require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take.
Allocation of Personnel
.
The Adviser and its members, officers and employees will devote as much of their time to the activities of the Fund as they deem necessary to conduct its business affairs in an appropriate manner. By the terms of the Investment Advisory Agreement, the Firm is not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities have the potential to be in competition with the Fund and/or to involve substantial time and resources of the Adviser. Firm personnel, including members of the Investment Committee, will work on other projects, serve on other committees (including boards of directors) and source potential investments for and otherwise assist the investment programs of Other Clients and their portfolio companies, including other investment programs to be developed in the future. Certain members of Blackstone Credit & Insurance’s investment team are also members of Other Clients’ investment teams and will continue to serve in those roles (which could be their primary responsibility) and as a result, not all of their business time will be devoted to Blackstone or the Fund. Certain non-investment
professionals are not dedicated solely to the Fund and are permitted to perform work for Other Clients which is expected to detract from the time such persons devote to the Fund. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and its officers and employees will not be devoted exclusively to the business of the Fund, but will be allocated between the business of the Fund and the management of the monies of such other advisees of the Adviser. Time spent on these other initiatives diverts attention from the activities of the Fund, which could negatively impact the Fund and shareholders. Furthermore, Blackstone Credit & Insurance and Blackstone Credit & Insurance personnel derive financial benefit from these other activities, including fees and performance-based compensation. Firm personnel outside of Blackstone Credit & Insurance can share in the fees and performance-based compensation from the Fund; similarly, Blackstone Credit & Insurance personnel can share in the fees and performance-based compensation generated by Other Clients. These and other factors create conflicts of interest in the allocation of time by Firm personnel. Blackstone Credit & Insurance’s determination of the amount of time necessary to conduct the Fund’s activities will be conclusive, and shareholders rely on Blackstone Credit & Insurance’s judgment in this regard.
Outside Activities of Principals and Other Personnel and their Related Parties
. Certain of the principals and employees of the Adviser will, in certain circumstances, be subject to a variety of conflicts of interest relating to their responsibilities to the Fund, Other Clients and their respective portfolio companies, and their outside personal or business activities, including as members of investment or advisory committees or boards of directors of or advisors to investment funds, corporations, foundations or other organizations. Such positions create a conflict if such other entities have interests that are adverse to those of the Fund, including if such other entities compete with the Fund for investment opportunities or other resources. The other managed accounts and/or investment funds in which such individuals may become involved may have investment objectives that overlap with the Fund. Furthermore, certain principals and employees of the Adviser are likely to have a greater financial interest in the performance of such other funds or accounts than the performance of the Fund. Such involvement is expected to create conflicts of interest in making investments on behalf of the Fund and such other funds and accounts. Although such principals and employees will seek to limit any such conflicts in a manner that is in accordance with their fiduciary duties to the Fund, there can be no assurance they will be resolved favorably for the Fund. Also, Blackstone personnel, Firm employees, including employees of the Adviser, are generally permitted to invest in alternative investment funds, private equity funds, credit funds, real estate funds, hedge funds and other investment vehicles, as well as engage in other personal trading activities relating to companies, assets, securities or instruments (subject to the Firm’s Code of Ethics requirements), some of which will involve conflicts of interests. Such personal securities transactions will, in certain circumstances, relate to securities or instruments which can be expected to also be held or acquired by Other Clients, the Fund, or otherwise relate to portfolio companies in which the Fund has or acquires a different principal investment (including, for example, with respect to seniority), which is expected to give rise to conflicts of interest related to misaligned interests between the Fund and such persons. There could be situations in which such alternative investment funds invest in the same portfolio companies as the Fund and there could be situations in which such alternative investment funds purchase securities from, or sell securities to, the Fund if permitted under the 1940 Act and other applicable law. There can be no assurance that conflicts of interest arising out of such activities will be resolved in favor of the Fund. Shareholders will not receive any benefit from any such investments, and the financial incentives of Firm personnel in such other investments could be greater than their financial incentives in relation to the Fund and are not expected to receive notice should the Fund make investments in which such persons hold direct or indirect interests. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund.
Additionally, certain employees and other professionals of the Firm have family members or relatives employed by such advisers and service providers (or their affiliates) or otherwise actively involved in (or have business, financial or other relationships with) industries and sectors in which the Fund invests, and/or have business, financial, personal or other relationships with companies in such industries and sectors (including the advisors and service providers described above) or other industries, which gives rise to potential or actual conflicts of interest. For example, such family members or relatives might be employees, officers, directors, personnel or owners of companies or assets that are actual or potential investments of the Fund or other counterparties of the Fund and its portfolio companies and/or assets. Moreover, in certain instances, the Fund or its portfolio companies can be expected to issue loans to or acquire securities from, or otherwise transact with, companies that are owned by such family members or relatives or in respect of which such family members or relatives have other involvement. These relationships have the potential to influence Blackstone, the Adviser and/or Blackstone Credit & Insurance in deciding whether to select, recommend or create such service providers to perform services for the Fund or portfolio companies (the cost of which will generally be borne directly or indirectly by the Fund or such portfolio companies, as applicable). Notwithstanding the foregoing, investment transactions relating to the Fund that require the use of a service provider will generally be allocated to service providers on the basis of best execution, the evaluation of which, in the case of broker-dealers, includes, among other considerations, such service provider’s provision of certain investment-related services and research that the Adviser believes to be of benefit to the Fund. To the extent that the Firm determines appropriate, conflict mitigation strategies can be expected to be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Firm. The shareholders rely on the Firm to manage these conflicts in its sole discretion.
Secondments and Internships
. Certain personnel of Blackstone and its affiliates, including consultants, will, in certain circumstances, be seconded to one or more portfolio companies, vendors and service providers and vendors or shareholders or other investors of the Fund and Other Clients to provide finance, accounting, operational support, data services and other similar services, including the sourcing of investments for the Fund or other parties. The salaries, benefits, overhead and other similar expenses for such personnel during the secondment could be borne by Blackstone and its affiliates or the organization for which the personnel are working or both. In addition, personnel of portfolio companies, vendors, service providers (including law firms and accounting firms) and shareholders or other investors of the Fund and Other Clients will, in certain circumstances, be seconded to serve internships at or otherwise provide consulting services to, Blackstone, the Fund, Other Clients and portfolio companies of the Fund and Other Clients. While often the Fund, Other Clients and their respective portfolio companies are the beneficiaries of these types of arrangements, Blackstone is from time to time a beneficiary of these arrangements as well, including in circumstances where the vendor, personnel or service provider or otherwise also provides services to the Fund, Other Clients, their respective portfolio companies or Blackstone in the ordinary course. Blackstone, the Fund, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. If a portfolio company pays the cost it will be borne directly or indirectly by the Fund. To the extent such fees, compensation or other expenses are borne by the Fund, including indirectly through its portfolio companies or reimbursement of Blackstone for such costs, the management fee will not be reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above may provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and any costs of such personnel may be allocated accordingly, Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology Blackstone deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.
Other Benefits
. Blackstone Credit & Insurance and its personnel and related parties will receive intangible and other benefits, discounts and perquisites arising or resulting from their activities on behalf of the Fund, the value of which will not reduce the management fees or incentive fees or otherwise be shared with the Fund or its portfolio companies. For example, airline travel or hotel stays incurred as Fund expenses, as set forth in the Investment Advisory Agreement and Administration Agreement (“Fund Expenses”), will typically result in “miles” or “points” or credit in loyalty or status programs, and certain purchases made by credit card will result in “credit card points, “cash back” or rebates in addition to such loyalty or status program miles or points. Such benefits and/or amounts will, whether or not de minimis or difficult to value, inure exclusively to the benefit of Blackstone Credit & Insurance, its affiliates or their personnel (and not the Fund and/or portfolio companies) even though the cost of the underlying service is borne by the Fund and/or portfolio companies. (See also “Service Providers, Vendors and Other Counterparties Generally” and “Portfolio Company Relationships Generally” herein). Similarly, Blackstone Credit & Insurance, its affiliates and their personnel and related parties, and third parties designated by the foregoing, in certain instances also receive discounts on products and services provided by portfolio companies and customers or suppliers of such portfolio companies. Such other benefits or fees will give rise to conflicts of interest in connection with the Fund’s investment activities, as they could incentivize the Adviser and Blackstone Credit & Insurance and its personnel to conduct certain activities in order to obtain such benefits, though such benefits do not correspondingly benefit the Fund. While the Adviser and Blackstone Credit & Insurance will seek to resolve any such conflicts in a fair and equitable manner, there is no assurance that any such conflicts will be resolved in favor of the Fund. See also “Service Providers, Vendors and Other Counterparties Generally” and “Portfolio Company Relationships Generally” below.
Senior Advisors, Industry Experts and Operating Partners
.
Blackstone Credit & Insurance is expected to engage and retain strategic advisors, consultants, senior advisors, executive advisors, industry experts, operating partners, deal sourcers, consultants and other similar professionals (which is expected to include current and former executives or other personnel of Blackstone and/or Blackstone Credit & Insurance, as well as current and former executives or other personnel of Blackstone’s and/or Blackstone Credit & Insurance’s portfolio companies) (“Senior and Other Advisors”) who are not employees or affiliates of Blackstone Credit & Insurance and who will, from time to time, receive payments from, or allocations of a profits interest with respect to, portfolio companies (as well as from Blackstone Credit & Insurance or the Fund). In particular, in some cases, consultants, including those with a “Senior Advisor” title, have been and will be engaged with the responsibility to source, diligence and recommend transactions to Blackstone Credit & Insurance or to undertake a build-up
strategy to originate, acquire and develop assets and businesses in a particular sector or involving a particular strategy, potentially on a full-time and/or exclusive basis and notwithstanding any overlap with the responsibilities of Blackstone Credit & Insurance under the Investment Advisory Agreement, the compensation to such consultants is expected to be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fee payable by the Fund) and not Blackstone Credit & Insurance. Similarly, the Fund, Other Clients and their portfolio companies are expected to retain and pay compensation to Senior and Other Advisors to provide services.
Any amounts paid by the Fund or a portfolio company to Senior and Other Advisors in connection with the above services, including cash fees, profits, or equity interests in a portfolio company, discretionary bonus awards, performance-based compensation (e.g., promote), sourcing fees, retainers and expense reimbursements, will be treated as Fund Expenses or expenses of the portfolio company, as the case may be, and will not, even if they have the effect of reducing any retainers or minimum amounts otherwise payable by Blackstone Credit & Insurance, be chargeable to Blackstone Credit & Insurance or be deemed paid to or received by Blackstone Credit & Insurance, and such amounts will not reduce the management fees or incentive fees payable. Amounts charged by Senior and Other Advisors will not necessarily be confirmed as being comparable to market rates for such services.
To the extent permitted by applicable law and/or any applicable SEC granted exemptive or no action relief, these Senior and Other Advisors often have the right or could be offered the ability to
(i) co-invest
alongside the Fund, including in the specific investments in which they are involved (and for which they can be entitled to receive performance-related incentive fees, which will reduce the Fund’s returns), (ii) otherwise participate in equity plans for management of any such portfolio company, or (iii) invest directly in the Fund or in a vehicle controlled by the Fund subject to reduced or waived advisory fees and/or incentive fees, including after the termination of their engagement by or other status with the Firm. Such co-investment
and/or participation (which generally will result in the Fund being allocated a smaller share of the applicable investment) will not be considered as part of the Firm’s side-by-side
co-investment
rights. Such
co-investment
and/or participation could vary by transaction (and such participation can, depending on its structure, reduce the Fund’s returns.

Additionally, and notwithstanding the foregoing, these Senior and Other Advisors, as well as Other Clients could be (or could have the preferred right to be) investors in Blackstone Credit & Insurance’s portfolio companies (which, in some cases, can involve agreements to pay performance fees, or allocate profits interests, to such persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns) and/or Other Clients. Such Senior and Other Advisors, as well as Other Clients, could also, subject to applicable law, have rights to co-invest
with the Fund on a
side-by-side
basis, which rights are generally offered on a
no-fee/no-carried
interest basis and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side
participation. Senior and Other Advisors’ benefits described in this paragraph will, in certain circumstances, continue after termination of status as a Senior and Other Advisors.
The time, dedication and scope of work of, and the nature of the relationship with, each of the Senior and Other Advisors vary considerably. In certain cases, they could advise the Adviser and/or Blackstone Credit & Insurance on transactions, provide the Adviser and/or Blackstone with industry-specific insights and feedback on investment themes, assist in transaction due diligence, or make introductions to and provide reference checks on management teams. In other cases, they take on more extensive roles (and could be exclusive service providers to Blackstone Credit & Insurance) and serve as executives or directors on the boards of portfolio companies or contribute to the identification and origination of new investment opportunities. The Fund expects to rely on these Senior and Other Advisors to recommend Blackstone as a preferred investment partner, identify investments, source opportunities, and otherwise carry out its investment program, but there is no assurance that these advisers will continue to be involved with the Fund for any length of time. In certain instances, Blackstone Credit & Insurance can be expected to have formal or informal arrangements with these Senior and Other Advisors (which may or may not be terminable upon notice by any party), and in other cases the relationships are more informal. They are either compensated (including pursuant to retainers and expense reimbursement, and, in any event, pursuant to negotiated arrangements that will not be confirmed as being comparable to the market rates for such services) by Blackstone, the Fund, and/or portfolio companies or otherwise uncompensated or entitled to deferred compensation until occurrence of a future event, such as commencement of a formal engagement. In certain cases, they have certain attributes of Blackstone Credit & Insurance “employees” (e.g., they can be expected to have dedicated offices at Blackstone Credit & Insurance, receive administrative support from Blackstone Credit & Insurance personnel, participate in general meetings and events for Blackstone Credit & Insurance personnel, work on Blackstone Credit & Insurance matters as their primary or sole business activity, service Blackstone exclusively, have Blackstone-related
e-mail
addresses and/or business cards and participate in certain benefit arrangements typically reserved for Blackstone employees, etc.) even though they are not considered Blackstone Credit & Insurance employees, affiliates or personnel for purposes of the Investment Advisory Agreement between the Fund and Blackstone Credit & Insurance. Under many of these arrangements, there can be no assurance that the amount of compensation paid in a particular period of time will be proportional to the amount of hours worked or the amount or tangible work product generated by the Senior and Other Advisors during such time. Some Senior and Other Advisors work only for the Fund and its portfolio companies, while others may have other clients. In particular, in some cases, Senior and Other Advisors, including those with a “Senior Advisor” or “Operating Advisor” title, have been and will be engaged with the responsibility to source and recommend transactions to the Adviser potentially on a full-time and/or exclusive basis and, notwithstanding any overlap with the responsibilities of the Adviser under the Investment Advisory Agreement, the compensation to such Senior and Other Advisors will be borne fully portfolio companies (with no reduction to management fees) and not the Adviser. Senior and Other Advisors could have conflicts of interest between their work for the Fund and its portfolio companies, on the one hand, and themselves or other clients, on the other hand, and Blackstone Credit & Insurance is limited in its ability to monitor and mitigate these conflicts. Blackstone Credit & Insurance expects, where applicable, to allocate the costs of such Senior and Other Advisors to the Fund and/or applicable portfolio companies, and to the extent any such costs are allocated to the Fund, they would be treated as Fund Expenses. Payments or allocations to Senior and Other Advisors will not be reduced by the management fee, and can be expected to increase the overall costs and expenses borne indirectly by investors in the Fund. There can be no assurance that any of the Senior and Other Advisors, to the extent engaged, will continue to serve in such roles and/or continue their arrangements with Blackstone Credit & Insurance, the Fund and/or any portfolio companies for the duration of the relevant investments or throughout the term of the Fund. Additionally, from time to time, Senior and Other Advisors provide services on behalf of both the Fund and Other Clients, and any work performed by Senior and Other Advisors retained on behalf of the Fund could benefit the Other Clients (and alternatively, work performed by Senior and Other Advisors on behalf of Other Clients could benefit the Fund), and Blackstone Credit & Insurance shall have no obligation to allocate any portion of the costs to be borne by the Fund in respect of such Senior and Other Advisors to the Other Clients, except as described below.
As an example of the foregoing, in certain investments including involving a “platform company,” the Fund will, in certain circumstances, enter into an arrangement with one or more individuals (who could be former personnel of the Firm or current or former personnel of portfolio companies of the Fund or Other Clients, generally will have experience or capability in sourcing or managing investments, and could form a management team) to undertake a new business line or a build-up
strategy to acquire and develop assets and businesses in a particular sector or involving a particular strategy. The services provided by such individuals or relevant portfolio company, as the case may be, could include the following with respect to investments: origination or sourcing, due diligence, evaluation, negotiation, servicing, development, management (including turnaround) and disposition. The individuals or relevant portfolio company could be compensated with a salary and equity incentive plan, including a portion of profits derived from the Fund or a portfolio company or asset of the Fund (which, to the extent permitted by applicable law and/or any applicable SEC granted exemptive or no action relief, can take the form of a management fee and/or profits allocation (whether paid directly to such individuals or to an affiliate entity controlled by such individuals), or other long-term incentive plans. Compensation could also be based on assets under management, a waterfall similar to a carried interest, respectively, or another similar metric. The Fund could initially bear the cost of overhead (including rent, utilities, benefits, salary or retainers for the individuals or their affiliates entities) and the sourcing, diligence and analysis of investments, as well as the compensation for the individuals and entity undertaking the build-up
strategy. Such expenses could be borne directly by the Fund as Fund Expenses (or broken deal expenses, if applicable) or indirectly through expenditures by a portfolio company. None the fees, costs or expenses described above will reduce the management fee.
In addition, the Adviser will, in certain circumstances, engage third parties as Senior and Other Advisors (or in another similar capacity) in order to advise it with respect to existing investments, specific investment opportunities, and economic and industry trends. Such Senior and Other Advisors can receive reimbursement of reasonable related expenses by portfolio companies or the Fund and could have the opportunity to invest in a portion of the equity and/or debt available to the Fund for investment that would otherwise be taken by the Adviser and its affiliates. If such Senior and Other Advisors generate investment opportunities on the Fund’s behalf, such Senior and Other Advisors are permitted to receive special additional fees or allocations which have the potential to not be comparable to those received by a third party in an arm’s length transaction and such additional fees or allocations would be borne fully by the Fund and/or portfolio companies (with no reduction or offset to management fees) and not Blackstone Credit & Insurance.
Minority Investments in Asset Management Firms
. Blackstone and Other Clients, including Blackstone Strategic Capital Holdings (“BSCH”) and its related parties, regularly make minority investments in alternative asset management firms that are not affiliated with Blackstone, the Fund, Other Clients and their respective portfolio companies, and which from time to time engage in similar investment transactions, including with respect to purchase and sale of investments, with these asset management firms and their advised funds and portfolio companies. Typically, the Blackstone related party with an interest in the asset management firm would be entitled to receive a share of carried interest/performance based incentive compensation and net fee income or revenue share generated by the various products, vehicles, funds and accounts managed by that third party asset management firm that are included in the transaction or activities of the third party asset management firm, or a subset of such activities such as transactions with a Blackstone related party. In addition, while such minority investments are generally structured so that Blackstone does not “control” such third party asset management firms, Blackstone could nonetheless be afforded certain governance rights in relation to such investments

(typically in the nature of “protective” rights, negative control rights or anti-dilution arrangements, as well as certain reporting and consultation rights) that afford Blackstone the ability to influence the firm. Although Blackstone and Other Clients, including BSCH, do not intend to control such third party asset management firms, there can be no assurance that all third parties will similarly conclude that such investments are non-control
investments or that, due to the provisions of the governing documents of such third party asset management firms or the interpretation of applicable law or regulations, investments by Blackstone and Other Clients, including BSCH, will not be deemed to have control elements for certain contractual, regulatory or other purposes. While such third party asset managers will not be deemed affiliated with the Fund within the meaning of the 1940 Act, Blackstone expects to, under certain circumstances, be in a position to influence the management and operations of such asset managers and the existence of its economic/revenue sharing interest therein can give rise to conflicts of interest. Participation rights in a third party asset management firm (or other similar business), negotiated governance arrangements and/or the interpretation of applicable law or regulations could expose the investments of the Fund to claims by third parties in connection with such investments (as indirect owners of such asset management firms or similar businesses) that would have an adverse financial or reputational impact on the performance of the Fund. The Fund, its affiliates and their respective portfolio companies are expected to, from time to time engage in transactions with, and buy and sell investments from, any such third party asset managers and their sponsored funds and transactions and other commercial arrangements between such third party asset managers and the Fund and its portfolio companies are not subject to approval by the Board of Trustees. There can be no assurance that the terms of these transactions between parties related to Blackstone, on the one hand, and the Fund and its portfolio companies, on the other hand, will be at arm’s length or that Blackstone will not receive a benefit from such transactions, which can be expected to incentivize Blackstone to cause these transactions to occur. Such conflicts related to investments in and arrangements with other asset management firms will not necessarily be resolved in favor of the Fund. Shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith and will not receive any benefit from such transactions. By executing a subscription agreement with respect to the Fund, each shareholder acknowledges these conflicts related to investments in and arrangements with other asset management firms, acknowledges that these conflicts will not necessarily be resolved in favor of the Fund, agrees that shareholders will not be entitled to receive notice or disclosure of the terms or occurrence of either the investments in alternative asset management firms or transactions therewith, otherwise understands that shareholders will not receive any benefit from such transactions, consents to all such transactions and arrangements to the fullest extent permitted by law, and waives any claim against Blackstone and releases Blackstone from any liability arising from the existence of any such conflict of interest.
In addition, from time to time, certain advisors and service providers (including law firms) temporarily provide their personnel to Blackstone, Other Clients or their portfolio companies pursuant to various arrangements including at cost or at no cost. (See also “—Secondments and Internships” herein.) While often the Fund, Other Clients and their portfolio companies are the beneficiaries of these types of arrangements, Blackstone is from time to time a beneficiary of these arrangements as well, including in circumstances where the advisor or service provider also provides services to the Fund, Other Clients or Blackstone in the ordinary course. Blackstone, the Fund, Other Clients or their portfolio companies could receive benefits from these arrangements at no cost, or alternatively could pay all or a portion of the fees, compensation or other expenses in respect of these arrangements. The management fee will not be offset or reduced as a result of these arrangements or any fees, expense reimbursements or other costs related thereto. The personnel described above could provide services in respect of multiple matters, including in respect of matters related to Blackstone, the Fund, Other Clients, portfolio companies, each of their respective affiliates and related parties, and Blackstone will endeavor in good faith to allocate the costs of these arrangements, if any, to Blackstone, the Fund, Other Clients, portfolio companies and other parties based on time spent by the personnel or another methodology the Firm deems appropriate in a particular circumstance. In such circumstances, a conflict of interest exists because the Adviser and Blackstone Credit & Insurance or their affiliates have an incentive to select one service provider over another on the basis that the the Adviser and Blackstone Credit & Insurance or their affiliates could receive the benefit of seconded employees from such service provider, particularly where the compensation and expenses for such personnel during the secondment is borne by the service provider and not the Adviser and Blackstone Credit & Insurance or their affiliates.
Multiple Blackstone Business Lines.
Blackstone has multiple business lines, including the Blackstone Capital Markets Group, which Blackstone Credit & Insurance, the Fund, Other Clients, portfolio companies of the Fund and Other Clients and third parties will, in certain circumstances, engage for debt and equity financings and to provide other investment banking, brokerage, investment advisory or other services. As a result of these activities, Blackstone is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than if it had one line of business. For example, from time to time, Blackstone could come into possession of information that limits the Fund’s ability to engage in potential transactions. Similarly, other Blackstone businesses and their personnel could be prohibited by law or contract from sharing information with Blackstone that would be relevant to monitoring the investments and other activities. These types of restrictions from time to time will negatively impact the ability of the Fund to implement its investment program. Finally, Blackstone personnel who are members of the investment team or Investment Committee could be excluded from participating in certain investment decisions due to conflicts involving other Blackstone businesses or for other reasons, including other business activities, in which case the Fund will not benefit from their experience. The shareholders will not receive a benefit from any fees earned by Blackstone or its personnel from these other businesses.
Blackstone is under no obligation to decline any engagements or investments in order to make an investment opportunity available to the Fund. Blackstone has long-term relationships with a significant number of corporations and their senior management. Blackstone will consider those relationships when evaluating an investment opportunity, which has the potential to result in Blackstone choosing not to make such an investment due to such relationships (e.g., investments in a competitor of a client or other person with whom Blackstone has a relationship). The Fund could be required to sell or hold existing investments as a result of investment banking relationships or other relationships that Blackstone has or will have or transactions or investments that Blackstone makes or has made. (See also

“Allocation of Investment Opportunities” and “Portfolio Company Relationships.”) Therefore, there can be no assurance that all potentially suitable investment opportunities that come to the attention of Blackstone will be made available to the Fund. The Fund is also permitted to co-invest
with Other Clients or other persons with whom Blackstone has a relationship in particular investment opportunities, and other aspects of these Blackstone relationships could influence the decisions made by Blackstone with respect to the investments and otherwise result in a conflict (see also “—Other Clients; Allocation of Investment Opportunities” herein). Company would otherwise have to buy or sell certain assets, and may require that the Fund dispose of an investment at an inopportune time.
Blackstone Policies and Procedures; Information Walls.
Blackstone has implemented policies and procedures to address conflicts that arise as a result of its various activities, as well as regulatory and other legal considerations. Some of these policies and procedures, such as Blackstone’s information wall policy, are implemented by Blackstone to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions will reduce the synergies and collaboration across Blackstone’s various businesses that the Fund expects to draw on for purposes of identifying, pursuing and managing attractive investment opportunities. Because Blackstone has many different asset management and advisory businesses, including private equity, growth equity, a credit business, a hedge fund business, a capital markets group, a life sciences business and a real estate advisory business, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses and to protect against the inappropriate sharing and/or use of information between the Fund and the other business units at Blackstone, Blackstone has implemented certain policies and procedures (e.g., Blackstone’s information wall policy) regarding the sharing of information that have the potential to reduce the positive synergies and collaborations that the Fund could otherwise expect to utilize for purposes of identifying and managing attractive investments. For example, Blackstone will from time to time come into possession of material non-public
information with respect to companies in which Other

Clients have investments or might be considering making an investment or companies that are clients of Blackstone. As a consequence, that information, which could be of benefit to the Fund, is likely to be restricted to those other respective businesses and otherwise be unavailable to the Fund. It is also possible that the Fund could be restricted from trading despite the fact that the Fund did not receive such information. There can be no assurance, however, that any such policies and/or procedures will be effective in accomplishing their stated purpose and/or that they will not otherwise adversely affect the ability of the Fund to effectively achieve its investment objective by unduly limiting the investment flexibility of the Fund and/or the flow of otherwise appropriate information between Blackstone Credit & Insurance and other business units at Blackstone. For example, in some instances, personnel of Blackstone would be unable to assist with the activities of the Fund as a result of these walls. There can be no assurance that additional restrictions will not be imposed that would further limit the ability of Blackstone to share information internally. In addition, due to these restrictions, it is possible that the Fund will not be able to initiate a transaction that it otherwise might have initiated and will not be able to purchase or sell an investment that it otherwise might have purchased or sold, which could negatively affect its operations or performance.
In addition, to the extent that Blackstone is in possession of material non-public
information or is otherwise restricted from making certain investments, the Fund and the Adviser would also be deemed to be in possession of such information or otherwise restricted. Additionally, the terms of confidentiality or other agreements with or related to companies in which any Blackstone fund has or has considered making an investment or which is otherwise a client of Blackstone will from time to time restrict or otherwise limit the ability of the Fund and/or its portfolio companies and their affiliates to make investments in or otherwise engage in businesses or activities competitive with such companies. Blackstone has in the past entered into, and reserves the right to enter into in the future, one or more strategic relationships in certain regions or with respect to certain types of investments that, although possibly intended to provide greater opportunities for the Fund, require the Fund to share such opportunities or otherwise limit the amount of an opportunity the Fund can otherwise take. (See “—Allocation of Investment Opportunities”).
Data
. The Firm receives, generates and/or obtains various kinds of data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients and service providers, including but not limited to data and information relating to or created in connection with business operations, financial results, trends, budgets, plans, suppliers, customers, employees, contractors, ESG, energy usage, carbon emissions and related metrics, financial information, commercial and transactional information, customer and user data, employee and contractor data, supplier and cost data, and other related data and information, some of which is sometimes referred to as “alternative data” or “big data”. The Firm can be expected to be better able to anticipate macroeconomic and other trends, and otherwise develop investment themes or identify specific investment, trading or business opportunities, as a result of its access to (and rights regarding, including use, ownership, distribution and derived works rights over) this data and information from the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and limited partners in Other Clients, related parties and service providers. The Firm has entered and will continue to enter into information sharing and use, measurement and other arrangements, which will give the Firm access to (and rights regarding, including ownership, use, distribution and derived works rights over) data that it would not otherwise obtain in the ordinary course, with the Fund, Other Clients, portfolio companies of the Fund and Other Clients, investors in the Fund and in Other Clients, as well as with related parties and service providers. Further, this alternative data is expected to be aggregated across the Fund, Other Clients and their respective portfolio companies. Although the Firm believes that these activities improve the Firm’s investment management activities on behalf of the Fund and Other Clients, information obtained from the Fund and its portfolio companies, and investors in the Fund and in Other Clients also provides material benefits to Blackstone or Other Clients without compensation or other benefit accruing to the Fund or its shareholders. For example, information from a portfolio company in which the Fund holds an interest can be expected to enable the Firm to better understand a particular industry, enhance the Firm’s ability to provide advice or direction to a portfolio company’s management team on strategy or operations and enable the Firm to execute trading and investment strategies in reliance on that understanding for Blackstone and Other Clients that do not own an interest in the portfolio company, typically without compensation or benefit to the Fund or its portfolio companies. Blackstone would serve as the repository for data described in this paragraph, including with ownership and use rights therein. The Firm is also permitted to share data from a portfolio company (on an anonymized basis) with a portfolio company of an Other Client, which has the potential to increase a competitive disadvantage for, and indirectly harm, such portfolio company (although the opposite may be true as well, in which case a portfolio company of the Fund may receive data from a portfolio company of an Other Client). In addition, the Firm could have an incentive to pursue an investment in a particular company based on the data and information expected to be received or generated in connection with such investment.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information or otherwise limit the scope and purpose of its use or distribution, and regulatory limitations on the use of material nonpublic information, the Firm is generally free to use and distribute data and information from the Fund’s and its portfolio companies’ activities to assist in the pursuit of the Firm’s various other activities, including but not limited to trading activities or use for the benefit of the Firm and/or an Other Client. Any confidentiality obligations in the operative documents do not limit the Firm’s ability to do so. For example, the Firm’s ability to trade in securities of an issuer relating to a specific industry can, subject to applicable law, be enhanced by information of a portfolio company in the same or related industry. Such trading or other business activities is expected to provide a material benefit to the Firm without compensation or other benefit to the Fund or shareholders.
The sharing and use of “big data” and other information presents potential conflicts of interest and the shareholders acknowledge and agree that any benefits received by the Firm or its personnel (including fees (in cash or in kind), costs and expenses) will not reduce the management fees or incentive fees payable to the Adviser or otherwise shared with the Fund or its shareholders. As a result, the Adviser has an incentive to pursue investments that have data and information that can be utilized in a manner that benefits the Firm or Other Clients.
Data Services
. Blackstone or an affiliate of Blackstone formed in the future may provide data services to portfolio companies and investors in the Fund and in Other Clients and will provide such services directly to the Fund and Other Clients (collectively, “Data Holders”). Such services are expected to include assistance with obtaining, analyzing, curating, processing, packaging, organizing, mapping, holding, transforming, enhancing, marketing and selling such data (among other related data and consulting services) for monetization through licensing or sale arrangements with third parties and, subject to applicable law and the limitations in the Investment Advisory Agreement and any other applicable contractual limitations, with the Fund, Other Clients, portfolio companies, investors in the Fund and in Other Clients, and other Blackstone affiliates and associated entities (including funds in which Blackstone and Other Clients make investments, and portfolio companies thereof). If Blackstone enters into data services arrangements with portfolio companies and receives compensation from such portfolio companies for such data services, the Fund will indirectly bear its share of such compensation based on its pro rata ownership of such portfolio companies. Where Blackstone believes appropriate, data from one Data Holder will be aggregated or pooled with data from other Data Holders. Any revenues arising from such aggregated or pooled data sets would be allocated between applicable Data Holders on a fair and reasonable basis as determined by Blackstone Credit & Insurance in its sole discretion, with Blackstone Credit & Insurance able to make corrective allocations should it determine subsequently that such corrections were necessary or advisable. Blackstone is expected to receive compensation for such data services, which is expected to include a percentage of the revenues generated through any licensing or sale arrangements with respect to the relevant data, and which compensation is also expected to include fees, royalties and cost and expense reimbursement (including start-up
costs and allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses)). Additionally, Blackstone is expected to share and distribute the products from such data services within Blackstone or its affiliates (including Other Clients or their portfolio companies) at no charge and, in such cases, the Data Holders will not receive any financial or other benefit from having provided such data to Blackstone. The potential receipt of such compensation by Blackstone creates incentives for Blackstone to cause the Fund to invest in portfolio companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Blackstone and Blackstone Credit
 & Insurance Strategic Relationships
. Blackstone and Blackstone Credit & Insurance have entered, and it can be expected that Blackstone and Blackstone Credit & Insurance in the future will enter, into both (i) strategic relationships with investors (and/or one or more of their affiliates) that involve an overall relationship with Blackstone or Blackstone Credit & Insurance (which will afford such investor special rights and benefits) that could (but is not required to) incorporate one or more strategies (including, but not limited to, a different sector and/or geographical focus within the same or a different Blackstone business unit) in addition to the Fund’s strategy and (ii) arrangements that involve an agreement or understanding to make an investment in or a capital commitment to (as applicable) the Fund and one or more Other Clients, as applicable (which can include a subscription or capital commitment, as applicable, already made recently to another Other Client) (any such overall relationship and/or multi-fund arrangement in the foregoing (i) and (ii), (“Strategic Relationships”), with terms and conditions applicable solely to such investor and its investment in multiple Blackstone or Blackstone Credit & Insurance strategies that would not apply to any other investor’s investment in the Fund. A Strategic Relationship often involves (but is not required to involve) an investor agreeing to make a capital commitment to or investment in (as applicable) multiple Blackstone or Blackstone Credit & Insurance Clients, one of which could include the Fund. Shareholders will not receive a copy of any agreement memorializing such a Strategic Relationship program (even if in the form of a side letter) or receive any other disclosure or reporting of the terms of or existence of any Strategic Relationship and will be unable to elect in the “most-favored-nations” election process (if any) any rights or benefits afforded through a Strategic Relationship (for the avoidance of doubt, no further disclosure or reporting information will be shared with the shareholders about any Strategic Relationship). Specific examples of such additional rights and benefits have included and can be expected to include, among others, specialized reporting, discounts or reductions on and/or reimbursements or rebates of management fees or carried interest (as applicable), secondment of personnel from the investor to Blackstone or Blackstone Credit & Insurance (or vice versa), rights to participate in the investment review and evaluation process, as well as priority rights or targeted amounts for co-investments
alongside Blackstone Credit & Insurance or Blackstone funds (including, without limitation, preferential or favorable allocation of co-investment
and preferential terms and conditions related to
co-investment
or other participation in Blackstone or Blackstone Credit & Insurance Clients (including in respect of any carried interest (as applicable) and/or management fees to be charged with respect thereto, as well as any additional discounts, reductions, reimbursements or rebates with respect thereto or other penalties that may result if certain target co-investment
allocations or other conditions under such arrangements are not achieved)). Any co-investment
that is part of a Strategic Relationship could include
co-investment
in investments made by the Fund. Blackstone, including its personnel (including Blackstone Credit & Insurance personnel), reserves the right to receive compensation from Strategic Relationships and could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Strategic Relationships. Strategic Relationships will in certain circumstances, result in fewer co-investment
opportunities (or reduced or no allocations) being made available to shareholders, subject to the 1940 Act.
Blackstone Credit
 & Insurance Value Creation Program
. The Value Creation Program is a global platform that is part of Blackstone’s Portfolio Operations Group (the “Portfolio Operations Group”) and seeks to provide access to a range of cost-saving, revenue-generating and best-practice sharing opportunities for Blackstone Credit & Insurance portfolio companies. The Portfolio Operations Group is organized into seven functional areas, across geographic regions and industry verticals:
Procurement
: Blackstone’s group purchasing program harnesses spending from portfolio companies across more than 75 categories, including IT hardware and software, office supplies, shipping, energy and telecommunications.
Healthcare Cost Containment
: Blackstone’s Equity Healthcare team partners with portfolio companies to optimize the strategy and value of healthcare spending by reducing cost and improving the quality of healthcare services received by employees and their dependents. Equity Healthcare is one of the largest private sector purchasers of healthcare services in the United States and has helped drive cumulative healthcare cost savings to portfolio companies and strengthened portfolio companies’ ability to attract and retain talent.
Lean Process
: The lean process team seeks to drive transformational improvements focused on material and information flows by reducing waste and non-value
add activities across manufacturing functions. It develops prescriptive solutions for portfolio companies and aligns with senior leadership to support tailored strategies and guide management teams in executing and sustaining improved workflow processes.
Leadership and Talent
: The Portfolio Operations Group employs the following strategies to optimize leadership and organizational performance: (i) delivering fit-for-purpose
resources to portfolio companies, which include
non-executive
chairpersons, board members, advisors, and operating specialists, (ii) strengthening company teams and organizational practices through assisting with restructuring, integrations and growth actions, and (iii) convening conferences for portfolio company executives to share best practices and improve alignment to the Firm.
Sustainability
: By improving the operation and maintenance of mechanical systems, the Portfolio Operations Group seeks to reduce energy spend while improving productivity, safety, and environmental performance.
Technology / BPO
: Blackstone’s Technology / BPO team helps the portfolio management teams recruit/upgrade their information technology leadership teams; import contemporary operating systems and application software to address their respective business priorities; leverage portfolio investments in technology companies to promote and serve the overall portfolio interests; and evaluate and negotiate preferred partnerships with digital/technology suppliers, advisors, and consultants from around the world.
Data Science
: The Firm has invested in a team of data scientists and engineers to help the portfolio companies realize operational efficiencies and drive new revenue through data and analytics. This team focuses on (i) building predictive models to enhance decision making; (ii) leveraging big data within operations; (iii) data visualization to democratize access to information; and (iv) data monetization.
Portfolio Operations Group
:

Members of Blackstone’s Portfolio Operations Group (including Blackstone Credit & Insurance Value Creation), who are Blackstone employees, are permitted to provide services to the Fund’s portfolio companies, including without limitation those related to the functional areas described above and other similar management consulting, operational and financial matters and are permitted to participate in the Firm co-investment
rights. Any payments made or fees paid (which fees or payments will also in certain instances be structured as a reimbursement of internal compensation costs for time spent) by such portfolio companies to Blackstone for services rendered to such portfolio companies will generally be no greater than what would be paid in an arm’s-length
transaction for similar overalls services, and such payments or fees received will not reduce the management fee payable by the Fund. As a result, Blackstone is likely to be incentivized to cause members of the Portfolio Operations Group to spend more time on the Fund’s portfolio companies as compared to portfolio companies of Other Clients that do reduce the management fee. On the other hand, there can be no assurance that members of the Portfolio Operations Group will be able to provide their services to portfolio companies and/or that any individuals within the Portfolio Operations Group will remain employed by Blackstone through the life of the Fund. The level of involvement and role of Blackstone’s Portfolio Operations Group within each part of Blackstone with respect to any of the Fund’s portfolio companies are expected to vary, including having no involvement or role at all. In addition, the Portfolio Operations Group will provide services to the Fund’s portfolio companies as described in more detail in “—Firm Affiliated Service Providers”, including facilitation of arrangements for Portfolio Companies relating to group procurement (such as the group purchasing organization) and other operational, administrative or management related matters from third parties or Firm affiliates, and other similar operational initiatives. These services can result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio companies. See also “—Other Fees”,

“—Group Procurement; Discounts” and “—Firm Affiliated Service Providers” for further information regarding such programs.
Buying and Selling Investments or Assets from Certain Related Parties
. The Fund and its portfolio companies may purchase investments or assets from or sell investments or assets to shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties. Purchases and sales of investments or assets between the Fund or its portfolio companies, on the one hand, and shareholders, other portfolio companies of the Fund, portfolio companies of Other Clients or their respective related parties, on the other hand, are not, unless required by applicable law, subject to the approval of the Board of Trustees or any shareholder. These transactions involve conflicts of interest, as the Firm may receive fees and other benefits, directly or indirectly, from or otherwise have interests in both parties to the transaction, including different financial incentives Blackstone could have with respect to the parties to the transaction. For example, there can be no assurance that any investment or asset sold by the Fund to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties will not be valued or allocated a sale price that is lower than might otherwise have been the case if such asset were sold to a third party rather than to a shareholder, portfolio company of Other Clients or any of their respective related parties. The Firm will not be required to solicit third party bids or obtain a third party valuation prior to causing the Fund or any of its portfolio companies to purchase or sell any asset or investment from or to a shareholder, other portfolio companies of the Fund, portfolio company of Other Clients or any of their respective related parties as provided above.
Other Firm Businesses, Activities and Relationships
. As part of its regular business, Blackstone provides a broad range of investment banking, advisory and other services. In addition, from time to time, the Firm will provide services in the future beyond those currently provided. Shareholders will not receive any benefit from any fees relating to such services.
In the regular course of its capital markets, investment banking, real estate advisory and other businesses, Blackstone represents potential purchasers, sellers and other involved parties, including corporations, financial buyers, management, shareholders and institutions, with respect to transactions that could give rise to other transactions that are suitable for the Fund. In such a case, a Blackstone advisory client would typically require Blackstone to act exclusively on its behalf. Such advisory client requests have the potential to preclude all Blackstone-affiliated clients, including the Fund, from participating in related transactions that would otherwise be suitable. Blackstone will be under no obligation to decline any such engagements in order to make an investment opportunity available to the Fund. In connection with its capital markets, investment banking, advisory, real estate and other businesses, Blackstone will from time to time determine that there are conflicts of interest or come into possession of information that limits its ability to engage in potential transactions. The Fund’s activities are expected to be constrained as a result of such conflicts of interest and the inability of Blackstone personnel to use such information. For example, employees of Blackstone from time to time are prohibited by law or contract from sharing information with members of the Fund’s investment team. Additionally, there are expected to be circumstances in which one or more individuals associated with Blackstone affiliates (including clients) will be precluded from providing services related to the Fund’s activities because of certain confidential information available to those individuals or to other parts of Blackstone (e.g., trading can be restricted). Where Blackstone affiliates are engaged to find buyers or financing sources for potential sellers of assets, the seller can permit the Fund to act as a participant in such transactions (as a buyer or financing partner), which would raise certain conflicts of interest inherent in such a situation (including as to the negotiation of the purchase price).
The Fund may invest in securities of the same issuers as Other Clients, other investment vehicles, accounts and clients of the Firm and the Adviser. To the extent that the Fund holds interests that are different (or more senior or junior) than those held by such Other Clients, Blackstone Credit & Insurance may be presented with decisions involving circumstances where the interests of such Other Clients are in conflict with those of the Fund. Furthermore, it is possible the Fund’s interest could be subordinated or otherwise adversely affected by virtue of such Other Clients’ involvement and actions relating to its investment.

In addition, the 1940 Act limits the Fund’s ability to undertake certain transactions with its affiliates that are registered under the 1940 Act or regulated as BDCs under the 1940 Act. As a result of these restrictions, the Fund could be prohibited from executing “joint” transactions with such affiliates, which could include investments in the same portfolio company (whether at the same or different times). These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.
Blackstone Credit & Insurance has received an exemptive order that permits certain funds, among other things, to co-invest
with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates subject to certain terms and conditions. In addition, other present and future activities of the Firm and its affiliates (including Blackstone Credit & Insurance and the Adviser) will from time to time give rise to additional conflicts of interest relating to the Firm and its investment activities. In the event that any such conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner. Investors should be aware that, subject to applicable law, conflicts will not necessarily be resolved in favor of the Fund’s interests.
Transactions with Clients of Blackstone Insurance Solutions
. Blackstone Insurance Solutions (“BIS”) is the business segment of Blackstone Credit & Insurance that provides investment advisory services to insurers, including among others, (i) Fidelity Life Insurance Company and certain of its affiliates (“FGL”), (ii) Everlake Life Insurance Company and certain of its affiliates (“Everlake”), (iii) certain subsidiaries of Corebridge Financial, Inc. (“Corebridge”) and (iv) certain subsidiaries of Resolution Life Group Holdings Ltd. (“Resolution Life”). Certain of the insurers for which BIS provides services are, or may be in the future, owned, directly or indirectly, by Blackstone, the Fund, or Other Clients, in whole or in part. Actual or potential conflicts of interest will likely arise in relation to the funds, vehicles or accounts BIS advises or sub-advises,
including accounts where an insurer (including, without limitation, each of FGL, Everlake, Corebridge and Resolution Life) participates in investments directly and there is no separate vehicle controlled by Blackstone (for the purposes of this paragraph only, collectively, “BIS Clients”, and each BIS Client is an Other Client for purposes other than this paragraph). BIS Clients, including clients with whom Blackstone Credit & Insurance has an advisory relationship, have invested and are expected to continue investing in Other Clients and/or the Fund. Certain BIS Clients have investment objectives that overlap with those of the Fund (and Blackstone Credit & Insurance, or a business segment thereof, has entered into sub-management
agreements with BIS to manage (for a fee, which such fees may be shared with BIS) the assets of certain such BIS Clients with respect to investments that overlap in part with the Fund’s investment directive) or its portfolio companies and such BIS Clients may invest, as permitted by applicable law and the Fund’s co-investment
exemptive relief, alongside (or in lieu of) the Fund or such portfolio companies in certain investments, which will reduce the investment opportunities otherwise available to the Fund or such portfolio companies. BIS Clients will also engage in a variety of activities, including participating in transactions related to the Fund and/or its portfolio companies (e.g., as originators, co-originators,
counterparties or otherwise). Other transactions in which BIS Clients will participate include, without limitation, investments in debt or other securities issued by portfolio companies or other forms of financing to portfolio companies (including special purpose vehicles established by the Fund or such portfolio companies). When investing alongside the Fund or its portfolio companies or in other transactions related to the Fund or its portfolio companies, BIS Clients may not invest or divest at the same time or on the same terms as the Fund or the applicable portfolio companies or at a different time or on different terms. BIS Clients will also from time to time acquire investments and portfolio companies directly or indirectly from the Fund, as permitted by applicable law and the Fund’s co-investment
exemptive relief. In circumstances where Blackstone Credit & Insurance determines in good faith that the conflict of interest is mitigated in whole or in part through various measures that Blackstone, Blackstone Credit & Insurance or the Adviser implements, the Adviser may determine to proceed with the applicable transaction (subject to oversight by the Board of Trustees and the applicable law to which the Fund is subject). In order to seek to mitigate any potential conflicts of interest with respect to such transactions (or other transactions involving BIS Clients), Blackstone reserves the right, in its sole discretion, to involve independent members of the board of a portfolio company or a third party stakeholder in the transaction to negotiate price and terms on behalf of the BIS Clients or otherwise cause the BIS Clients to “follow the vote” thereof, and/or cause an independent client representative or other third party to approve the investment or otherwise represent the interests of one or more of the parties to the transaction. In addition, Blackstone or the Adviser may limit the percentage interest of the BIS Clients participating in such transaction, or obtain appropriate price quotes or other benchmarks, or, alternatively, a third-party price opinion or other document to support the reasonableness of the price and terms of the transaction. From time to time, the applicable BIS Clients participating in a transaction will be required to consent thereto (including in circumstances where the Adviser does not seek the consent of the Board of Trustees). There can be no assurance that any such measures or other measures that may be implemented by Blackstone will be effective at mitigating any actual or potential conflicts of interest. Moreover, under certain circumstances (e.g., where a BIS Client participates in a transaction directly (and not through a vehicle controlled by Blackstone) and independently consents to participating in a transaction), a BIS Client (or any other Blackstone Client participating via a similar arrangement) will not be an “Affiliate” as defined under the 1940 Act.
Allocation of Portfolios
. The Firm will, in certain circumstances, have an opportunity to acquire a portfolio or pool of assets, securities and instruments that it determines should be divided and allocated among the Fund and Other Clients. Such allocations generally would be based on the Firm’s assessment of the expected returns and risk profile of each of the assets. For example, some of the assets in a pool will have an opportunistic return profile, while others will have a return profile not appropriate for the Fund. Also, a pool can contain both debt and equity instruments that the Firm determines should be allocated to different funds. In all of these situations, the combined purchase price paid to a seller would be allocated among the multiple assets, securities and instruments in the pool and therefore among the Fund and Other Clients acquiring any of the assets, securities and instruments, although the Firm could, in certain circumstances, allocate value to the Fund and such Other Clients on a different basis than the contractual purchase price. Similarly, there will likely be circumstances in which the Fund and Other Clients will sell assets in a single or related transactions to a buyer. In some cases, a counterparty will require an allocation of value in the purchase or sale contract, though the Firm could determine such allocation of value is not accurate and should not be relied upon. The Firm will generally rely upon internal analysis to determine the ultimate allocation of value, though it could also obtain third party valuation reports. Regardless of the methodology for allocating value, the Firm will have conflicting duties to the Fund and Other Clients when they buy or sell assets together in a portfolio, including as a result of different financial incentives the Firm has with respect to different vehicles, most clearly when the fees and compensation, including performance-based compensation, earned from the different vehicles differ. There can be no assurance that an investment of the Fund will not be valued or allocated a purchase price that is higher or lower than it might otherwise have been allocated if such investment were acquired or sold independently rather than as a component of a portfolio shared with Other Clients.
Holding Entities
. The Firm may determine that for legal, tax, regulatory, accounting, administrative or other reasons the Fund should hold a particular investment (or a portion of an investment or pool of assets) through a single holding entity through which the Fund and one or more Other Clients hold different investments (or a different portion of such investment or pool of assets), including where such investment or pool has been divided and allocated among the Fund and such Other Clients. Over time, it is possible that the Fund and/or Other Clients may make different decisions with respect to the investments held through such holding entities and therefore may have differing economic rights, obligations or liabilities with respect to a holding entity. In such circumstances, the economic rights, liabilities and obligations in respect of the investment (or portion of an investment or pool of assets) that is indirectly held by the Fund would be specifically attributed to the Fund, and the Fund would be deemed to hold its investment (or portion of an investment or pool of assets) separately from, and not jointly with, such Other Clients (and vice versa in respect of the investments (or portion of an investment or pool of assets) held indirectly through such holding entity by such Other Clients). Furthermore, certain holding structures may require a newly-established manager, advisor, service provider or other entity intended to address certain legal, tax, regulatory, accounting, administrative or other considerations applicable to the Fund and/or Other Clients. It is possible that the Fund or an affiliate will be initially responsible for the costs and expenses of establishing such holding structure (including any such newly-established entities) prior to, and/or, in anticipation of, Other Clients participating through such structure for their investments and it is expected that such Other Clients reimburse the Fund or the Fund would reimburse such affiliate for any such costs and expenses on a pro rata
basis.
Other Affiliate Transactions and Investments in Different Levels of Capital Structure
.
From time to time, the Fund and the Other Clients may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities or loans, subject to the limitations of the 1940 Act. While less common, subject to applicable law, from time to time the Fund could hold an investment in a different layer of the capital structure than an investor or another party with which Blackstone has a material relationship, in which case Blackstone could have an incentive to cause the Fund or the portfolio company to offer more favorable terms to such parties (including, for instance, financing arrangements). Certain such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities or loans that are expected to be held by such entities. To the extent the Fund holds securities or loans that are different (including with respect to their relative seniority) than those held by an Other Client, the Adviser and its affiliates will be presented with decisions when the interests of the funds are in conflict. For example, conflicts could arise where the Fund lends funds to a portfolio company while an Other Client invests in equity securities of such portfolio company. In this circumstance, for example, if such portfolio company were to go into bankruptcy, become insolvent or otherwise be unable to meet its payment obligations or comply with its debt covenants, conflicts of interest could arise between the holders of different types of securities or loans as to what actions the portfolio company should take. In addition, purchases or sales of securities or loans for the account of the Fund (particularly marketable securities) will be bunched or aggregated with orders for Other Clients, including other funds. It is frequently not possible to receive the same price or execution on the entire volume of securities sold, and the various prices could be averaged, which has the potential to be disadvantageous to the Fund. Further conflicts could arise after the Fund and Other Clients have made their respective initial investments. For example, if additional financing is necessary as a result of financial or other difficulties, it is not always in the best interests of the Fund to provide such additional financing. If the Other Clients were to lose their respective investments as a result of such difficulties, the ability of the Adviser to recommend actions in the best interests of the Fund might be impaired. Any applicable co-investment
exemptive order issued by the SEC may restrict the Fund’s ability to participate in follow-on
financings. Blackstone Credit & Insurance may in its sole discretion take steps to reduce the potential for adversity between the Fund and the Other Clients, including causing the Fund and/or such Other Clients to take certain actions that, in the absence of such conflict, it would not take. Such conflicts will be more difficult if the Fund and Other Clients hold significant or controlling interests in competing or different tranches of a portfolio company’s capital structure. Equity holders and debt holders have different (and often competing) motives, incentives, liquidity goals and other interests with respect to a portfolio company. In addition, there could be circumstances where Blackstone Credit & Insurance agrees to implement certain procedures to ameliorate conflicts of interest that involve a forbearance of rights relating to the Fund or Other Clients, such as where Blackstone Credit & Insurance is expected to cause the Fund or Other Clients to decline to exercise certain control-and/or
foreclosure-related rights with respect to a portfolio company.
Further, the Fund is prohibited under the 1940 Act from participating in certain transactions with certain of affiliates (including portfolio companies of Other Clients) without the prior approval of a majority of the independent members of the Board of Trustees and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of the outstanding voting securities may be an affiliate of the Fund for purposes of the 1940 Act and generally the Fund will be prohibited from buying or selling any securities from or to such affiliate, absent the prior approval of the Board of Trustees. However, the Fund may under certain circumstances purchase any such affiliate’s loans or securities in the secondary market, which could create a conflict for the Adviser between the Fund’s interests and the interests of such affiliate, in that the ability of the Adviser to recommend actions in the Fund’s best interest may be limited. The 1940 Act also prohibits certain “joint” transactions with certain affiliates, which could include investments in the same portfolio company (whether at the same or closely related times), without prior approval of the Board of Trustees and, in some cases, the SEC.

In addition, conflicts may arise in determining the amount of an investment, if any, to be allocated among potential investors and the respective terms thereof. There can be no assurance that any conflict will be resolved in favor of the Fund, and each shareholder acknowledges and agrees that in some cases, subject to applicable law, a decision by Blackstone Credit & Insurance to take any particular action could have the effect of benefiting an Other Client and therefore may not have been in the best interests of, and may be adverse to, the Fund. There can be no assurance that the return on the Fund’s investment will be equivalent to or better than the returns obtained by the Other Clients participating in the same or similar transactions. The shareholders will not receive any benefit from fees paid to any affiliate of the Adviser in respect of any Other Client’s investment in a portfolio company.
Related Financing Counterparties
. The Fund may invest in companies or other entities in which Other Clients make an investment in a different part of the capital structure (and vice versa) subject to the requirements of the 1940 Act and the Fund’s co-investment
exemptive order. The Adviser requests in the ordinary course proposals from lenders and other sources to provide financing to the Fund and its portfolio companies. Blackstone Credit & Insurance takes into account various facts and circumstances it deems relevant in selecting financing sources, including whether a potential lender has expressed an interest in evaluating debt financing opportunities, whether a potential lender has a history of participating in debt financing opportunities generally and with the Firm in particular, the size of the potential lender’s loan amount, the timing of the relevant cash requirement, the availability of other sources of financing, the creditworthiness of the lender, whether the potential lender has demonstrated a long-term or continuing commitment to the success of Blackstone, Blackstone Credit & Insurance and their funds, and such other factors that Blackstone and Blackstone Credit & Insurance deem relevant under the circumstances. The cost of debt alone is not determinative.
It is possible that shareholders, Other Clients, their portfolio companies, co-investors
and other parties with material relationships with the Firm, such as shareholders of and lenders to the Firm and lenders to Other Clients and their portfolio companies (as well as Blackstone itself), could provide additional financing to portfolio companies of the Fund, subject to the requirements of the 1940 Act. The Firm could have incentives to cause the Fund and its portfolio companies to accept less favorable financing terms from a shareholder, Other Clients, their portfolio companies, Blackstone, and other parties with material relationships with the Firm than it would from a third party. If the Fund occupies a different, and in particular, a more senior, position in the capital structure than a shareholder, Other Client, their portfolio companies and other parties with material relationships with Blackstone, Blackstone could have an incentive to cause the Fund or portfolio company to offer financing terms that are more favorable to such parties. In the case of a related party financing between the Fund or its portfolio companies, on the one hand, and Blackstone or Other Clients’ portfolio companies, on the other hand, to the extent permitted by the 1940 Act, the Adviser could, but is not obligated to, rely on a third party agent to confirm the terms offered by the counterparty are consistent with market terms, or the Adviser could instead rely on its own internal analysis, which the Adviser believes is often superior to third party analysis given the Firm’s scale in the market. If however any of the Firm, the Fund, an Other Client or any of their portfolio companies delegates to a third party, such as another member of a financing syndicate or a joint venture partner, the negotiation of the terms of the financing, the transaction will be assumed to be conducted on an arms-length basis, even though the participation of the Firm related vehicle impacts the market terms. For example, in the case of a loan extended to the Fund or a portfolio company by a financing syndicate in which an Other Client has agreed to participate on terms negotiated by a third party participant in the syndicate, it might have been necessary to offer better terms to the financing provider to fully subscribe the syndicate if the Other Client had not participated. It is also possible that the frequent participation of Other Clients in such syndicates could dampen interest among other potential financing providers, thereby lowering demand to participate in the syndicate and increasing the financing costs to the Fund. The Adviser does not believe either of these effects is significant, but no assurance can be given to shareholders that these effects will not be significant in any circumstance. Unless required by applicable law, the Adviser will not seek any consent or approvals from shareholders or the Board of Trustees in the case of any of these conflicts.
The Firm could cause actions adverse to the Fund to be taken for the benefit of Other Clients that have made an investment more senior in the capital structure of a portfolio company than the Fund (e.g., provide financing to a portfolio company, the equity of which is owned by the Fund) and, vice versa, actions may be taken for the benefit of the Fund and its portfolio companies that are adverse to Other Clients. The Firm could seek to implement procedures to mitigate conflicts of interest in these situations such as (i) a forbearance of rights, including some or all non-economic
rights, by the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) by, for example, agreeing to follow the vote of a third party in the same tranche of the capital structure, or otherwise deciding to recuse itself with respect to both normal course ongoing matters (such as consent rights with respect to loan modifications in intercreditor agreements) and also decisions on defaults, foreclosures, workouts, restructurings and other similar matters, (ii) causing the Fund or relevant Other Client (or their respective portfolio companies, as the case may be) to hold only a non-controlling
interest in any such portfolio company, (iii) retaining a third party loan servicer, administrative agent or other agent to make decisions on behalf of the Fund or relevant Other Client (or their respective portfolio companies, as the case may be), or (iv) create groups of personnel within the Firm separated by information barriers (which may be temporary and limited purpose in nature), each of which would advise one of the clients that has a conflicting position with other clients. As an example, to the extent an Other Client holds an interest in a loan or security that is different (including with respect to relative seniority) than those held by the Fund or its portfolio companies, the Firm can decline to exercise, or delegate to a third party, certain control, foreclosure and other similar governance rights of the Other Client. In these cases, the Firm would generally act on behalf of one of its clients, though the other client would generally retain certain control rights, such as the right to consent to certain actions taken by the trustee or administrative or other agent of the investment, including a release, waiver, forgiveness or reduction of any claim for principal or interest; extension of maturity date or due date of any payment of any principal or interest; release or substitution of any material collateral; release, waiver, termination or modification of any material provision of any guaranty or indemnity; subordination of any lien; and release, waiver or permission with respect to any covenants. The efficacy of following the vote of third-party creditors will be limited in circumstances where the Fund or Other Client acquires all or substantially all of a relevant instrument, tranche or class of securities.
In connection with negotiating loans and bank financings in respect of Blackstone Credit & Insurance-sponsored transactions, Blackstone Credit & Insurance will generally obtain the right to participate (for its own account or an Other Client) in a portion of the financings with respect to such Blackstone Credit & Insurance-sponsored transactions on the same terms negotiated by third parties with the Firm or other terms the Adviser determines to be consistent with the market. Although the Firm could rely on third parties to verify market terms, the Firm may nonetheless have influence on such third parties. No assurance can be given that negotiating with a third party, or verification of market terms by a third party, will ensure that the Fund and its portfolio companies receive market terms.
In addition, it is anticipated that in a bankruptcy proceeding the Fund’s interests will likely be subordinated or otherwise adverse to the interests of Other Clients with ownership positions that are more senior to those of the Fund. For example, an Other Client that has provided debt financing to an investment of the Fund will be permitted to take actions for its benefit, particularly if the Fund’s investment is in financial distress, which adversely impact the value of the Fund’s subordinated interests.
Although Other Clients can be expected to provide financing to the Fund and its portfolio companies subject to the requirements of the 1940 Act, there can be no assurance that any Other Client will indeed provide any such financing with respect to any particular investment. Participation by Other Clients in some but not all financings of the Fund and its portfolio companies has the potential to adversely impact the ability of the Fund and its portfolio companies to obtain financing from third parties when Other Clients do not participate, as it could serve as a negative signal to market participants.
Any financing provided by a shareholder or an affiliate to the Fund or a portfolio company is not an investment in the Fund.
The respective investment programs of the Fund and the Other Clients may or may not be substantially similar. Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for,

Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients. In any event, it is the policy of Blackstone Credit & Insurance to allocate investment opportunities and sale opportunities on a basis deemed by Blackstone Credit & Insurance, in its sole discretion, to be fair and equitable over time.
Conflicting Fiduciary Duties to Debt Funds
. Other Clients include funds and accounts that make investments in senior secured loans, distressed debt, subordinated debt, high-yield securities, commercial mortgage-backed securities and other debt instruments. As discussed above, it is expected that these Other Clients or investors therein will be offered the opportunity, subject to applicable law, to provide financing with respect to investments made by the Fund and its portfolio companies. The Firm owes a fiduciary duty and/or other obligations to these Other Clients as well as to the Fund and will encounter conflicts in the exercise of these duties and/or obligations. For example, if an Other Client purchases high-yield securities or other debt instruments of a portfolio company of the Fund, or otherwise occupies a senior (or other different) position in the capital structure of an investment relative to the Fund, the Firm will encounter conflicts in providing advice to the Fund and to these Other Clients with regard to appropriate terms of such high-yield securities or other instruments, the enforcement of covenants, the terms of recapitalizations and the resolution of workouts or bankruptcies, among other matters. For example, in a bankruptcy proceeding, in circumstances where the Fund holds an equity investment in a portfolio company, the holders of such portfolio company’s debt instruments (which can include one or more Other Clients) could take actions for their benefit (particularly in circumstances where such portfolio company faces financial difficulties or distress) that subordinate or adversely impact the value of the Fund’s investment in such portfolio company. More commonly, the Fund could hold an investment that is senior in the capital structure, such as a debt instrument, to an Other Client. Although measures described in “Related Financing Counterparties” above can mitigate these conflicts, they cannot completely eliminate them. These conflicts related to fiduciary duties to such Other Clients will not necessarily be resolved in favor of the Fund, and investors will not always be entitled to receive notice or disclosure of the occurrence of these conflicts.
Similarly, certain Other Clients can be expected to invest in securities of publicly traded companies that are actual or potential investments of the Fund or its portfolio companies. The trading activities of those vehicles can differ from or be inconsistent with activities that are undertaken for the account of the Fund or its portfolio companies in any such securities or related securities. In addition, the Fund could not pursue an investment in a portfolio company otherwise within the investment mandate of the Fund as a result of such trading activities by Other Clients.
Other Blackstone and Blackstone Credit
 & Insurance Clients; Allocation of Investment Opportunities
. Certain inherent conflicts of interest arise from the fact that the Adviser, Blackstone Credit & Insurance and Blackstone provide investment management, advisory and sub-advisory
services to the Fund and Other Clients.
Blackstone Credit & Insurance and/or Blackstone may give advice to, and recommend securities for, Other Clients that may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same as or similar to those of the Fund. Blackstone Credit & Insurance has adopted guidelines and policies, which can be expected to be updated from time to time, regarding allocation of investment opportunities. While Blackstone Credit & Insurance will seek to manage potential conflicts of interest in a fair and equitable manner, the portfolio strategies employed by Blackstone Credit & Insurance and Blackstone in managing their respective Other Clients are likely to conflict from time to time with the transactions and strategies employed by the Adviser in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Clients.

Blackstone Credit & Insurance provides investment management services to Other Blackstone Credit & Insurance Clients. In addition, Blackstone provides investment management services to Blackstone Clients. Blackstone Credit & Insurance will share appropriate investment opportunities (and sale opportunities) (including, without limitation, secondary market transactions and certain syndicated primary issuance transactions (which generally will not be originated investments)) with Other Clients and the Fund in accordance with Firm-wide allocation policies, which generally provide for sharing pro rata based on targeted acquisition size (generally based on available capacity) or targeted sale size (or, in some sales cases, the aggregate positions held by the Fund and the applicable Other Clients), taking into account actual and anticipated investments and capital commitments (as appropriate), available cash, asset-based leverage and relative capital of the Fund and the applicable Other Clients and such other factors as Blackstone Credit & Insurance determines in good faith to be appropriate.
To the extent an opportunity is shared with one or more Other Clients, Blackstone Credit & Insurance expects that such Other Clients generally will invest on substantially the same economic terms available to the Fund (including sharing of transaction fees and expenses) and generally will exit investments at the same time and on substantially the same economic terms as the Fund, and on a pro rata basis with the Fund subject to legal, tax, regulatory, accounting or applicable considerations (including the terms of the governing agreements of, or portfolio management considerations applicable to, the Fund or such Other Clients); provided that the Fund may syndicate a portion of an investment where Other Clients do not also syndicate a portion of the investment or vice versa. (See also

“—Transactions with Clients of Blackstone Insurance Solutions and Asset Based Finance”).
Allocation Methodology Considerations
Notwithstanding the foregoing, Blackstone Credit & Insurance may also consider the following factors in making any allocation determinations, and such factors may result in a different allocation of investment and/or sale opportunities: (i) the risk-return and target return profile of the proposed investment relative to the Fund’s and the Other Clients’ current risk profiles; (ii) the Fund’s and/or the Other Clients’ investment strategies, mandates, guidelines, limitations, restrictions, terms and objectives (including whether such objectives are considered solely in light of the specific investment under consideration or in the context of the respective portfolios’ overall holdings), other contractual provisions (including Other Clients with minimum allocation provisions), focus (including investment focus on a classification attributable to an investment, such as maturity), parameters and investor preferences of the Fund and the Other Clients (including, without limitation, with respect to Other Clients that expect to invest in or alongside other funds or across asset classes based on expected return (such as certain managed accounts or other investment vehicles (whether now in existence or which may be established in the future)) with similar investment strategies and objectives); (iii) diversification and concentration considerations in the Fund’s or the Other Clients’ portfolios (including the potential for the proposed investment to create an industry, sector, geography, region, location, market or issuer imbalance in the Fund’s and Other Clients’ portfolios, as applicable) and taking into account any existing non-pro
rata investment positions in the portfolio of the Fund and Other Clients; (iv) liquidity considerations of the Fund and the relevant Other Clients (including non-Other
Client warehouse vehicles or arrangements (such as CLO warehouses and Blackstone-controlled or third party warehouse arrangements) established for the benefit of current Other Clients or potential future Other Clients), including during a ramp-up
(which includes the period prior to or after the initial closing of an Other Client during which its manager is deploying funds already invested or committed (or that its manager anticipates will be invested or committed) and can continue for a period during an Other Client’s fundraising and/or acceptance of future subscriptions as deemed appropriate by the Firm, including to protect against zero or de minimis allocations or in anticipation of future subscriptions) or wind-down of one or more of the Fund or such Other Clients, proximity to the end of the Fund’s or Other Clients’ specified term or investment period, any redemption/withdrawal requests, anticipated future contributions and available cash; (v) legal, tax, accounting, political, national security and other considerations or consequences; (vi) regulatory or contractual provisions, obligations, terms, limitations, restrictions or consequences relating to the Fund or Other Clients (including, without limitation, requirements under the 1940 Act and any related rules, orders, guidance or other authority applicable to the Fund or Other Clients); (vii) avoiding a de minimis or odd lot allocation;

(viii) availability and degree of leverage and any requirements or other terms of the investment, or of any existing leverage facilities; (ix) the Fund’s or Other Clients’ investment focus on a classification attributable to an investment or issuer of an investment, including, without limitation, investment strategy, geography, location, industry or business sector; (x) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such Other Clients; (xi) the management of any actual or potential conflict of interest; (xii) with respect to investments that are made available to Blackstone Credit & Insurance by counterparties pursuant to negotiated trading platforms (e.g., ISDA contracts), the absence of such relationships which may not be available for the Fund and all Other Clients;
(xiii) co-investment
arrangements; (xiv) available capital of the Fund and such Other Clients; (xv) timing expected to be necessary to execute an investment; (xvi) sourcing of the investment; (xvii) the specific nature (including size, type, amount, liquidity, holding period, anticipated maturity and minimum investment criteria) of the investment; (xviii) expected investment return, (xix) expected cash characteristics (such as cash-on-cash
yield, distribution rates or volatility of cash flows); (xx) capital expenditure required as part of the investment; (xxi) relation to existing investments in a fund, if applicable (e.g., “follow on” to existing investment, joint venture or other partner to existing investment, or same security as existing investment); (xxii) timing expected to be necessary to execute an investment; (xxiii) whether Blackstone Credit & Insurance believes that allocating investment opportunities to an investor will help establish, recognize, strengthen and/or cultivate relationships that may provide indirectly longer-term benefits (including strategic, sourcing or similar benefits) to the Fund, Other Clients and/or Blackstone; and (xxiv) any other considerations deemed relevant by Blackstone Credit & Insurance. For the avoidance of doubt and notwithstanding anything herein to the contrary, an affiliate of Blackstone Credit & Insurance from time to time will be allocated for its own account a portion of certain origination opportunities that otherwise would be appropriate investment opportunities for Other Clients.
Subject to the requirements of the 1940 Act and the Fund’s
co-investment
exemptive order, Blackstone Credit & Insurance shall not have any obligation to present any investment opportunity (or portion of any investment opportunity) to the Fund if Blackstone Credit & Insurance determines in good faith that such opportunity (or portion thereof) should not be presented to the Fund, including for any one or a combination of the reasons specified above, or if Blackstone Credit & Insurance is otherwise restricted from presenting such investment opportunity to the Fund.
Investment Alongside Regulated Funds
In addition, Blackstone Credit & Insurance has received an exemptive order from the SEC that permits certain existing and future Other Blackstone Credit & Insurance Clients that are Regulated Funds, including the Fund, among other things, to co-invest
with certain other persons, including certain affiliates of Blackstone Credit & Insurance, and certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates, including the Fund and Other Blackstone Credit & Insurance Clients, subject to certain terms and conditions. For so long as any privately negotiated investment opportunity falls within certain established investment criteria of one or more Regulated Funds, such investment opportunity shall also be offered to such Regulated Fund(s). In the event that the aggregate targeted investment sizes of the Fund, such Other Blackstone Credit & Insurance Clients and such Regulated Fund(s) that are allocated an investment opportunity exceed the amount of such investment opportunity, allocation of such investment opportunity to each of the Fund, such Other Blackstone Credit & Insurance Clients and Regulated Fund(s) will be reduced proportionately based on their respective “available capital” as defined in the co-investment
exemptive order, which may result in allocation to the Fund in an amount less than what it would otherwise have been if such Other Blackstone Credit & Insurance Client(s) and Regulated Fund(s) did not participate in such investment opportunity. The co-investment
exemptive order also restricts the ability of the Fund (or any such Other Blackstone Credit & Insurance Client) from investing in any privately negotiated investment opportunity alongside a Regulated Fund except at the same time and on same terms, as described in the exemptive order. As a result, the Fund risks being unable to make investments in different parts of the capital structure of the same issuer in which a Regulated Fund has invested or seeks to invest, and Regulated Funds risk being unable to make investments in different parts of the capital structure of the same issuer in which the Fund has invested or seeks to invest. The Fund may be unable to participate in or effect certain transactions, or take certain actions in respect of certain investments, on account of applicable restrictions under the 1940 Act, related guidance from the SEC and/or the Fund’s exemptive order. For example, the Fund may be restricted from participating in certain transactions or taking certain actions in respect of portfolio companies in which certain funds managed and controlled by Blackstone Credit & Insurance and its affiliates and/or a Regulated Fund has also invested, which may include, but is not limited to declining to vote, participating in a potential co-investment
opportunity (as such participation may not comply with the conditions of the co-investment
exemptive order), exercising rights with respect to any such investment, and/or declining to participate in follow-on
investments. The Fund may also be required to sell an investment to avoid potential violations of the 1940 Act and/or related rules thereunder or for other reasons. Any such determination will be made by Blackstone Credit & Insurance in its discretion and there can be no assurance that any such determination will be resolved in favor of the Fund’s interests. In such cases, the Fund’s interests in an investment may be adversely affected, including by resulting in the dilution of or decrease in the value of the Fund’s investment, or otherwise by resulting in the Fund being put in a disadvantageous position with respect to the investment as compared to Other Blackstone Credit & Insurance Clients, including other Regulated Funds. Whether the Fund participates or declines to participate in any such action or transaction will be made by the Adviser in its sole discretion and will take into account the Adviser’s fiduciary duties and applicable law, including the 1940 Act, the rules thereunder and/or the exemptive order. There is no assurance that any such determination will be resolved in favor of the Fund’s interests. The rules promulgated by the SEC under the 1940 Act, as well as any related guidance from the SEC and/or the terms of the exemptive order itself, are subject to change, and Blackstone Credit & Insurance could undertake to amend the exemptive order (subject to SEC approval), obtain additional exemptive relief, or otherwise be subject to other requirements in respect of co-investments
involving the Fund, any Other Blackstone Credit & Insurance Client and any Regulated Funds, any of which could impact the amount of any allocation made available to Regulated Funds and thereby affect (and potentially decrease) the allocation made to the Fund.
Moreover, with respect to Blackstone Credit & Insurance’s ability to allocate investment opportunities, including where such opportunities are within the common objectives and guidelines of the Fund and one or more Other Clients (which allocations are to be made on a basis that Blackstone Credit & Insurance believes in good faith to be fair and reasonable), Blackstone Credit & Insurance and Blackstone have established general guidelines and policies, which it can be expected to update from time to time, for determining how such allocations are to be made, which, among other things, set forth principles regarding what constitutes “debt” or “debt-like” investments, criteria for defining “control-oriented equity” or “infrastructure” investments, guidance regarding allocation for certain types of investments (e.g., distressed assets) and other matters. In addition, certain Other Clients can receive certain priority or other allocation rights with respect to certain investments, subject to various conditions set forth in such Other Clients’ respective governing agreements. The application of those guidelines and conditions could result in the Fund or Other Clients not participating (and/or not participating to the same extent) in certain investment opportunities in which they would have otherwise participated had the related allocations been determined without regard to such guidelines and conditions and based only on the circumstances of those particular investments. Additionally, investment opportunities sourced by Blackstone Credit & Insurance will be allocated in accordance with Blackstone’s and Blackstone Credit & Insurance’s allocation policies, which provide that investment opportunities will be allocated in whole or in part to other business units of the Firm on a basis that Blackstone and Blackstone Credit & Insurance believe in good faith to be fair and reasonable, based on various factors, including the involvement of the respective teams from Blackstone Credit & Insurance and such other business units. It should also be noted that investment opportunities sourced by business units of the Firm other than Blackstone Credit & Insurance will be allocated in accordance with such business units’ allocation policies, which will result in such investment opportunities being allocated, in whole or in part, away from Blackstone Credit & Insurance, the Fund and Other Blackstone Credit & Insurance Clients.
When Blackstone Credit & Insurance determines not to pursue some or all of an investment opportunity for the Fund that would otherwise be within the Fund’s objectives and strategies, and Blackstone or Blackstone Credit & Insurance provides the opportunity or offers the opportunity to Other Clients (or other parties, including portfolio companies), Blackstone or Blackstone Credit & Insurance, including their personnel (including Blackstone Credit & Insurance personnel), will, in certain circumstances, receive compensation from the Other Clients and/or other parties, whether or not in respect of a particular investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. As a result, Blackstone Credit & Insurance (including Blackstone Credit & Insurance personnel who receive such compensation) could be incentivized to allocate investment opportunities away from the Fund to or source investment opportunities for Other Clients and/or other parties. In addition, in some cases Blackstone or Blackstone Credit & Insurance can be expected to earn greater fees when Other Clients participate alongside or instead of the Fund in an investment.
Blackstone Credit & Insurance makes good faith determinations for allocation decisions based on expectations that will, in certain circumstances, prove inaccurate. Information unavailable to Blackstone Credit & Insurance, or circumstances not foreseen by Blackstone Credit & Insurance at the time of allocation, can cause an investment opportunity to yield a different return than expected. Conversely, an investment that Blackstone Credit & Insurance expects to be consistent with the Fund’s return objectives will, in certain circumstances, fail to achieve them.
The Adviser is permitted, but will be under no obligation to, provide co-investment
opportunities relating to investments made by the Fund to Fund shareholders, Other Clients, investors in such Other Clients, subject to the Fund’s exemptive relief and the 1940 Act. Such co-investment
opportunities may be offered to such parties in the Adviser’s discretion subject to the Fund’s exemptive relief. From time to time, Blackstone Credit & Insurance may form one or more funds or accounts to co-invest
in transactions with the Fund (or transactions alongside any of the Fund and one or more Other Clients). Furthermore, for the avoidance of doubt, to the extent that the Fund has received its target amount in respect of an investment opportunity, any remaining portion of such investment opportunity initially allocated to the Fund may be allocated to Other Clients or to co-investors
in Blackstone Credit & Insurance’s discretion pursuant to the Fund’s exemptive relief.
Orders may be combined for the Fund and other participating Other Clients, and if any order is not filled at the same price, they may be allocated on an average price basis. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis that Blackstone Credit & Insurance or its affiliates consider equitable.
Additionally, it can be expected that the Firm will, from time to time, enter into arrangements or strategic relationships with third parties, including other asset managers, financial firms or other businesses or companies, that, among other things, provide for referral, sourcing or sharing of investment opportunities. Blackstone or Blackstone Credit & Insurance may pay management fees and performance-based compensation in connection with such arrangements. Blackstone or Blackstone Credit & Insurance may also provide for or receive reimbursement of certain expenses incurred or received in connection with these arrangements, including diligence expenses and general overhead, administrative, deal sourcing and related corporate expenses. The amount of these rebates may relate to allocations of co-investment
opportunities and increase if certain
co-investment
allocations are not made. While it is possible that the Fund will, along with the Firm itself, benefit from the existence of those arrangements and/or relationships, it is also possible that investment opportunities that would otherwise be presented to or made by the Fund would instead be referred (in whole or in part) to such third party, or, as indicated above, to other third parties, either as a contractual obligation or otherwise, resulting in fewer opportunities (or reduced allocations) being made available to the Fund and/or shareholders. This means that co-investment
opportunities that are sourced by the Fund may be allocated to investors that are not shareholders. For example, a firm with which the Firm has entered into a strategic relationship may be afforded with “first-call” rights on a particular category of investment opportunities, although there is not expected to be substantial overlap in the investment strategies and/or objectives between the Fund and any such firm.
Certain Investments Inside the Fund’s Mandate that are not Pursued by the Fund
. Under certain circumstances, Blackstone or Blackstone Credit & Insurance can be expected to determine not to pursue some or all of an investment opportunity within the Fund’s mandate, including without limitation, as a result of business, reputational or other reasons applicable to the Fund, Other Clients, their respective portfolio companies or Blackstone. In addition, Blackstone Credit & Insurance will, in certain circumstances, determine that the Fund should not pursue some or all of an investment opportunity, including, by way of example and without limitation, because the Fund has already invested sufficient capital in the investment, sector, industry, geographic region or markets in question, as determined by Blackstone Credit & Insurance in its good faith discretion, or the investment is not appropriate for the Fund for other reasons as determined by Blackstone Credit & Insurance in its good faith reasonable sole discretion. In any such case Blackstone or Blackstone Credit & Insurance could, thereafter, offer such opportunity to other parties, including Other Clients or portfolio companies or limited partners or shareholders of the Fund or Other Clients, joint venture partners, related parties or third parties. Any such Other Clients could be advised by a different Blackstone or Blackstone Credit & Insurance business group with a different investment committee, which could determine an investment opportunity to be more attractive than Blackstone Credit & Insurance believes to be the case. In any event, there can be no assurance that Blackstone Credit & Insurance’s assessment will prove correct or that the performance of any investments actually pursued by the Fund will be comparable to any investment opportunities that are not pursued by the Fund. Blackstone and Blackstone Credit & Insurance, including their personnel, are permitted to receive compensation from any such party that makes the investment, including an allocation of carried interest or referral fees, and any such compensation could be greater than amounts paid by the Fund to Blackstone Credit & Insurance. In some cases, Blackstone or Blackstone Credit & Insurance earns greater fees when Other Clients participate alongside or instead of the Fund in an investment.
Cross Transactions
.
Situations can arise where certain assets held by the Fund are transferred to Other Clients and vice versa. Such transactions will be conducted in accordance with, and subject to, the Adviser’s contractual obligations to the Fund and applicable law, including the 1940 Act.
Co-Investment
.
The Fund will
co-invest
with its shareholders, limited partners and/or shareholders of the Other Clients, the Firm’s affiliates and other parties with whom Blackstone Credit & Insurance has a material relationship. The allocation of co-investment
opportunities is entirely and solely in the discretion of Blackstone Credit & Insurance, subject to applicable law. In addition to participation by Consultants in specific transactions or investment opportunities, Consultants and/or other Firm employees may be permitted to participate in the Firm’s side-by-side
co-investment
rights. Such rights generally do not provide for an advisory fee or carried interest payable by participants therein and generally result in the Fund being allocated a smaller share of an investment than would otherwise be the case in the absence of such side-by-side.
Furthermore, Other Clients will be permitted (or have a preferred right) to participate in the Firm’s side-by-side
co-investment
rights.
In certain circumstances, Blackstone Credit & Insurance will determine that a co-investment
opportunity should be offered to one or more third parties (such investors,
“Co-Investors”),
including investors in one or more Other Clients, and will maintain sole discretion with respect to which
Co-Investors
are offered any such opportunity. It is expected that many investors who will, in certain circumstances, have expressed an interest in co-investment
opportunities will not be allocated any
co-investment
opportunities or will, in certain circumstances, receive a smaller amount of co-investment
opportunities than the amount requested. Any
co-investments
offered by Blackstone Credit & Insurance will be on such terms and conditions (including with respect to advisory fees, performance-based compensation and related arrangements and/or other fees applicable to co-investors)
as Blackstone Credit & Insurance determines to be appropriate in its sole discretion on a case-by-case
basis, which may differ amongst
co-investors
with respect to the same
co-investment.
In addition, the performance of Other Clients
co-investing
with the Fund is not considered for purposes of calculating the incentive fee payable by the Fund to the Adviser. Furthermore, the Fund and
co-investors
will often have different investment objectives and limitations, such as return objectives and maximum hold period. Blackstone Credit & Insurance, as a result, will have conflicting incentives in making decisions with respect to such opportunities. Even if the Fund and any such parties invest in the same securities on similar terms, conflicts of interest will still arise as a result of differing investment profiles of the investors, among other items, and there is no guarantee that decisions will be made in a manner that prioritizes the interests of Clients over those of such other parties.

a.
General
Co-Investment
Considerations
. There are expected to be circumstances where an amount that would otherwise have been invested by the Fund is instead allocated to co-investors
(who could be shareholders of the Fund or limited partners of Other Clients) or supplemental capital vehicles, and there is no guarantee that any shareholders will be offered any particular co-investment
opportunity. Each
co-investment
opportunity (should any exist) is likely to be different, and allocation of each such opportunity will depend on the facts and circumstances specific to that unique situation (e.g., timing, industry, size, geography, asset class, projected holding period, exit strategy and counterparty). Different situations will require that the various facts and circumstances of each opportunity be weighted differently, as Blackstone Credit & Insurance deems relevant to such opportunity. Such factors are likely to include, among others, whether a co-investor
adds strategic value, industry expertise or other similar synergies; whether a potential co-investor
has expressed an interest in evaluating
co-investment
opportunities; whether a potential
co-investor
has an overall strategic relationship with the Firm; whether a potential co-investor
has demonstrated a long-term and/or continuing commitment to the potential success of Blackstone, Blackstone Credit & Insurance, the Fund, Other Clients or other co-investments
(including whether a potential
co-investor
will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies, or whether the potential co-investor
has significant capital under management by the Firm or intends to increase such amount); the ability of a potential co-investor
to commit to a
co-investment
opportunity within the required timeframe of the particular transaction; Blackstone Credit & Insurance’s assessment of a potential co-investor’s
ability to invest an amount of capital that fits the needs of the investment (taking into account the amount of capital needed as well as the maximum number of investors that can realistically participate in the transaction); whether the co-investor
is considered “strategic” to the investment because it is able to offer the Fund certain benefits, including but not limited to, the ability to help consummate the investment, the ability to aid in operating or monitoring the portfolio company or the possession of certain expertise; the transparency, speed and predictability of the potential co-investor’s
investment process; whether the Firm has previously expressed a general intention to seek to offer co-investment
opportunities to such potential
co-investor;
whether a potential
co-investor
has the financial and operational resources and other relevant wherewithal to evaluate and participate in a co-investment
opportunity; the familiarity the Firm has with the personnel and professionals of the investor in working together in investment contexts (which may include such potential co-investor’s
history of investment in other Firm
co-investment
opportunities); the extent to which a potential
co-investor
has committed to an Other Client; the size of such potential co-investor’s
interest to be held in the underlying portfolio company as a result of the Fund’s investment (which is likely to be based on the size of the potential co-investor’s
capital commitment or investment in the Fund); the extent to which a potential co-investor
has been provided a greater amount of
co-investment
opportunities relative to others; the ability of a potential co-investor
to invest in potential
add-on
acquisitions for the portfolio company or participate in defensive investments; the likelihood that the potential co-investor
would require governance rights that would complicate or jeopardize the transaction (or, alternatively, whether the investor would be willing to defer to the Firm and assume a more passive role in governing the portfolio company); any interests a potential co-investor
might have in any competitors of the underlying portfolio company; the tax profile of the potential co-investor
and the tax characteristics of the investment (including whether the potential co-investor
would require particular structuring implementation or covenants that would not otherwise be required but for its participation or whether such co-investor’s
participation is beneficial to the overall structuring of the investment); whether a potential co-investor’s
participation in the transaction would subject the Fund and/or the portfolio company to additional regulatory requirements, review and/or scrutiny, including any necessary governmental approvals required to consummate the investment; the potential co-investor’s
interaction with the potential management team of the portfolio company; whether the potential co-investor
has any existing positions in the portfolio company (whether in the same security in which the Fund is investing or otherwise); whether there is any evidence to suggest that there is a heightened risk with respect to the potential co-investor
maintaining confidentiality; whether the potential
co-investor
has

demonstrated a long-term and/or continuing commitment to the potential success of the Fund, other affiliated funds and/or other co-investments,
including the size of such commitment; whether the potential co-investor
has any known investment policies and restrictions, guideline limitations or investment objectives that are relevant to the transaction, including the need for distributions; whether the expected holding period and risk-return profile of the investment is consistent with the stated goals of the investor and the expected underwriting of the investment; whether a particular co-investment
party has provided value in the sourcing, establishing relationships, participating in diligence and/or negotiations for such potential transaction or is expected to provide value to the business or operations of a portfolio company post-closing; and such other factors as Blackstone Credit & Insurance deems relevant and believes to be appropriate under the circumstances. The factors listed in the foregoing sentence are neither presented in order of importance nor weighted, except that Blackstone Credit & Insurance has historically primarily relied upon the following two factors in making the determination to offer co-investment
opportunities to
co-investors:
(i) whether the potential
co-investor
has demonstrated a long-term and/or continuing commitment to the potential success of the Fund (including whether a potential co-investor
will help establish, recognize, strengthen and/or cultivate relationships that can provide indirectly longer-term benefits to the Fund or Other Clients and their respective underlying portfolio companies), other affiliated funds, and/or other co-investments,
including the size of any such commitment and fee revenue or profits generated for the benefit of Blackstone Credit & Insurance or Blackstone as a result thereof and (ii) the ability of a potential co-investor
to process a
co-investment
decision within the required timeline of the particular transaction. Except as otherwise described herein, co-investors
generally will not share Broken Deal Expenses (as defined below) with the Fund and Other Clients, with the result that the Fund and such Other Clients will bear all such Broken Deal Expenses, and such expenses can be significant. However, the Adviser does not intend to offer any such co-investment
opportunities to shareholders in their capacity as shareholders. Blackstone Credit & Insurance may (but is not required to) establish co-investment
vehicles (including dedicated or “standing”
co-investment
vehicles) for one or more investors (including third party investors and investors in the Fund) in order to co-invest
alongside the Fund in one or more future investments. The existence of these vehicles could reduce the opportunity for other shareholders to receive allocations of co-investment.
In addition, the allocation of investments to Other Clients, including as described under “Other Blackstone and Blackstone Credit & Insurance Clients; Allocation of Investment Opportunities” herein, may result in fewer co-investment
opportunities (or reduced allocations) being made available to shareholders.

b.
Additional Potential Conflicts of Interest with respect to
Co-Investment;
Strategic Relationships Involving
Co-Investment
. In addition, the Adviser and/or its affiliates will in certain circumstances be incentivized to offer certain potential co-investors
(including, by way of example, as a part of an overall strategic relationship with the Firm) opportunities to co-invest
because the extent to which any such
co-investor
participates in (or is offered)
co-investment
opportunities can impact the amount of performance-based compensation and/or management fees or other fees paid by the co-investor.
The amount of carried interest or expenses charged and/or management fees paid by the Fund may be less than or exceed such amounts charged or paid by co-investment
vehicles pursuant to the terms of such vehicles’ partnership agreements and/or other agreements with co-investors,
and such variation in the amount of fees and expenses may create an economic incentive for Blackstone Credit & Insurance to allocate a greater or lesser percentage of an investment opportunity to the Fund or such co-investment
vehicles or
co-investors,
as the case may be. In addition, other terms of existing and future co-investment
vehicles may differ materially, and in some instances may be more favorable to Blackstone Credit & Insurance, than the terms of the Fund, and such different terms may create an incentive for Blackstone Credit & Insurance to manage such vehicles, which could result in the Fund receiving a lesser percentage of an investment opportunity than if such co-investment
vehicles did not exist. Such relationships will from time to time give rise to conflicts of interest, and there can be no assurance that such conflicts of interest will be resolved in favor of the Fund. Accordingly, any investment opportunities that would have otherwise been offered or allocated, in whole or in part, to the Fund can be reduced and made available to
co-investment
vehicles.
Co-investments
may be offered by the Adviser on such terms and conditions as the Adviser determines in its discretion on a case-by-case
basis.
Fund
Co-Investment
Opportunities.
As a BDC regulated under the 1940 Act, the Fund is subject to certain limitations relating to co-investments
and joint transactions with affiliates, which likely will in certain circumstances limit the Fund’s ability to make investments or enter into other transactions alongside the Other Clients. There can be no assurance that such regulatory restrictions will not adversely affect the Fund’s ability to capitalize on attractive investment opportunities. However, subject to the 1940 Act and any applicable co-investment
exemptive order issued by the SEC, the Fund may
co-invest
with Other Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Other Clients) in investments that are suitable for the Fund and one or more of such Other Clients. Even if the Fund and any such Other Clients and/or co-investment
or other vehicles invest in the same securities, conflicts of interest may still arise.
We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Such order may restrict our ability to enter into follow-on
investments or other transactions. Pursuant to such order, we may co-invest
in a negotiated deal with certain affiliates of the Adviser or certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. We may also receive an allocation in such a deal alongside affiliates pursuant to other mechanisms to the extent permitted by the 1940 Act.
Investments in Portfolio Companies Alongside Other Clients
. From time to time, the Fund will
co-invest
with Other Clients (including
co-investment
or other vehicles in which the Firm or its personnel invest and that co-invest
with such Other Clients) in investments that are suitable for both the Fund and such Other Clients, as permitted by applicable law and/or any applicable
SEC-granted
order. Even if the Fund and any such Other Clients invest in the same securities or loans, conflicts of interest are still expected to arise. For example, it is possible that as a result of legal, tax, regulatory, accounting, political, national security or other considerations, the terms of such investment (and divestment thereof) (including with respect to price and timing) for the Fund and such other funds and vehicles are not the same. Additionally, the Fund and such Other Clients and/or vehicles will generally have different investment periods and/or investment objectives (including return profiles) and Blackstone Credit & Insurance, as a result, could have conflicting goals with respect to the amount, price and timing of disposition opportunities. As such, subject to applicable law and any applicable order issued by the SEC, the Fund and/or such Other Clients may dispose of any such shared investment at different times and on different terms.
Firm Involvement in Financing of Third Party Dispositions by the Fund
. The Fund is permitted from time to time dispose of all or a portion of an investment by way of accepting a third-party purchaser’s bid where the Firm or one or more Other Clients is providing financing as part of such bid or acquisition of the investment or underlying assets thereof. This generally would include the circumstance where the Firm or one or more Other Clients is making commitments to provide financing at or prior to the time such third-party purchaser commits to purchase such investments or assets from the Fund. Such involvement of the Firm or one or more Other Clients as such a provider of debt financing in connection with the potential acquisition of portfolio investments by third parties from the Fund may give rise to potential or actual conflicts of interest.
Self-Administration of the Fund
.
Blackstone Credit & Insurance expects to provide certain fund administration services to the Fund rather than engage or rely on a third party administrator to perform such services. The costs for providing these services are not included in the management fee under the Investment Advisory Agreement and will be paid separately by the Fund. Blackstone Credit & Insurance also reserves the right to charge the Fund a reduced rate for these services, or to reduce or waive such charges entirely, subject to the 1940 Act. Blackstone Credit & Insurance’s ability to determine the reimbursement obligation from the Fund creates a conflict of interest. Blackstone Credit & Insurance addresses this conflict by reviewing its fund administration costs to ensure that it is comparable and fair with regard to equivalent services performed by a non-affiliated
third party at a rate negotiated on an arm’s length basis. The Board of Trustees periodically reviews the reimbursement obligation.
Outsourcing
. Subject to the oversight and, in certain circumstances, approval by the Board of Trustees of the Fund, Blackstone may outsource to third parties several of the services performed for the Fund and/or its portfolio entities, including services (such as administrative, legal, accounting, tax, diligence, modeling, ongoing monitoring, preparation of internal templates and/or memos or other related services) that may be or historically have been performed in-house
by Blackstone and its personnel. For certain third-party service providers, the fees, costs and expenses of such service providers will be borne by the Fund, and in other circumstances, the fees, costs and expenses of such service providers will be borne by Blackstone. Certain third-party service providers and/or their employees will dedicate substantially all of their business time to the Fund, Other Clients and/or their respective portfolio entities, while others will have other clients. In certain cases, third-party service providers and/or their employees may spend a significant amount of time at Blackstone offices, have dedicated office space at Blackstone, receive administrative support from Blackstone personnel or participate in meetings and events for Blackstone personnel, even though they are not Blackstone employees or affiliates. This creates a conflict of interest because Blackstone will have an incentive to outsource services to third parties due to a number of factors, including because retaining third parties will reduce Blackstone’s internal overhead and compensation costs for employees who would otherwise perform such services in-house.
The involvement of third-party service providers may present a number of risks due to Blackstone’s reduced control over the functions that are outsourced. There can be no assurances that Blackstone will be able to identify, prevent or mitigate the risks of engaging third-party service providers. The Fund may suffer adverse consequences from actions, errors or failures to act by such third parties, and will have obligations, including indemnity obligations, and limited recourse against them. Outsourcing may not occur uniformly for all Blackstone managed vehicles and accounts and, accordingly, certain costs may be incurred by (or allocated to) the Fund through the use of third-party service providers that are not incurred by (or allocated to) Other Clients.
Material,
Non-Public
Information
.
Blackstone Credit & Insurance will come into possession of confidential information with respect to an issuer and other actual or prospective portfolio companies. Blackstone Credit & Insurance can be restricted from buying, originating or selling securities, loans, or derivatives on behalf of the Fund until such time as the information becomes public or is no longer deemed material such that it would preclude the Fund from participating in an investment. Disclosure of such information to the Adviser’s personnel responsible for the affairs of the Fund will be on a need-to-know
basis only, and the Fund might not be free to act upon any such information. Therefore, the Fund will not always have access to confidential information in the possession of Blackstone Credit & Insurance that might be relevant to an investment decision to be made for the Fund. In addition, Blackstone Credit & Insurance, in an effort to avoid buying or selling restrictions on behalf of the Fund or Other Clients, can choose to forego an opportunity to receive (or elect not to receive) information that other market participants or counterparties, including those with the same positions in the issuer as the Fund, are eligible to receive or have received, even if possession of such information would otherwise be advantageous to the Fund.
Break-up
and other Similar Fees
.
Break-up
or topping fees with respect to the Fund’s investments can be paid to Blackstone Credit & Insurance. Alternatively, the Fund could receive the break-up
or topping fees directly.
Break-up
or topping fees paid to Blackstone Credit & Insurance or the Fund in connection with a transaction could be allocated, or not, to Other Clients or co-investment vehicles that invest (or are expected to invest) alongside the Fund, as determined by Blackstone Credit & Insurance to be appropriate in the circumstances. Generally, Blackstone Credit & Insurance would not allocate break-up
or topping fees with respect to a potential investment to the Fund, an Other Client or co-investment
vehicle unless such person would also share in Broken Deal Expenses (as defined below) related to the potential investment. With respect to fees received by Blackstone Credit & Insurance relating to the Fund’s investments or from unconsummated transactions, shareholders will not receive the benefit of any fees relating to the Fund’s investments (including, without limitation, as described above). In the case of fees for services as a director of a portfolio company, the management fee will not be reduced to the extent any Firm personnel continues to serve as a director after the Fund has exited (or is in the process of exiting) the applicable portfolio company and/or following the termination of such employee’s employment with the Firm. For the avoidance of doubt, although the financial advisory and restructuring business of Blackstone has been spun out, to the extent any investment banking fees, consulting (including management consulting) fees, syndication fees, capital markets syndication and advisory fees (including underwriting fees), origination fees, servicing fees, healthcare consulting / brokerage fees, fees relating to group purchasing, financial advisory fees and similar fees for arranging acquisitions and other major financial restructurings, loan servicing and/or other types of insurance fees, operations fees, financing fees, fees for asset services, title insurance fees, and other similar fees and annual retainers (whether in cash or in-kind)
are received by Blackstone, such fees will not be required to be shared with the Fund or the shareholders and will not reduce the management fee payable by the Fund.
Broken Deal Expenses
. Any expenses that may be incurred by the Fund for actual investments as described herein may also be incurred by the Fund with respect to broken deals (i.e., investments that are not consummated) (“Broken Deal Expenses”). Unless required by law or regulation, Blackstone Credit & Insurance is not required to and, in most circumstances, will not seek reimbursement of Broken Deal Expenses (i.e., expenses incurred in pursuit of an investment that is not consummated) from third parties, including counterparties to the potential transaction or potential co-investors.
Examples of such Broken Deal Expenses include, but are not limited to, reverse termination fees, extraordinary expenses such as litigation costs and judgments, meal, travel and entertainment expenses incurred, deposits or down payments which are forfeited in connection with unconsummated transactions, costs from onboarding (i.e., KYC) investment entities with a financial institution, commitment fees that become payable in connection with a proposed investment, consulting fees and expenses (including all expenses incurred in connection with any tax audit or investigation settlement), printing and publishing expenses, costs of negotiating co-investment
documentation (including
non-disclosure
agreements with counterparties), and legal, accounting, tax and other due diligence and pursuit costs and expenses and broken deal expenses associated with services provided by portfolio companies, which may include expenses incurred prior to the commencement of the Fund’s investment activities. Any such Broken Deal Expenses could, in the sole discretion of Blackstone Credit & Insurance, be allocated solely to the Fund and not to Other Clients or co-investment
vehicles that could have made the investment, even when the Other Client or co-investment
vehicle commonly invests alongside the Fund in its investments or the Firm or Other Clients in their investments. In such cases, the Fund’s shares of expenses would increase. The Adviser expects that until a potential investment of the Fund is formally allocated to an Other Client (it being understood that final allocation decisions are typically made shortly prior to closing an investment), the Fund is expected to bear the broken deal expenses for such investment, which may result in substantial amounts of broken deal expenses. In the event Broken Deal Expenses are allocated to an Other Client or a co-investment
vehicle, Blackstone Credit & Insurance or the Fund will, in certain circumstances, advance such fees and expenses without charging interest until paid by the Other Client or co-investment
vehicle, as applicable.
Other Firm Business Activities
. The Firm, Other Clients, their portfolio companies, and personnel and related parties of the foregoing will receive fees and compensation, including performance-based and other incentive fees, for products and services provided to the Fund and its portfolio companies, such as fees for asset management (including, without limitation, management fees and carried interest/incentive arrangements), development and property management; portfolio operations support (such as those provided by Blackstone’s Portfolio Operations Group); arranging, underwriting (including without limitation, evaluation regarding value creation opportunities and ESG risk mitigation); syndication or refinancing of a loan or investment (or other additional fees, including acquisition fees, loan modification or restructuring fees); servicing; loan servicing; special servicing; administrative services; advisory services on purchase or sale of an asset or company; investment banking and capital markets services; placement agent services; fund administration; internal legal and tax planning services; information technology products and services; insurance procurement; brokerage; solutions and risk management services; data extraction and management products and services; fees for monitoring and oversight of loans or title insurance provided to portfolio companies or third parties; and other products and services. For example, the Firm or Other Clients may, directly or indirectly through a portfolio entity, from time to time acquire loans or other assets for the purpose of syndicating some or all the assets to the Fund and/or Other Clients, and may receive syndication or other fees in connection therewith. In addition, following an exit of the Fund’s investment in a portfolio company, Other Clients can continue to hold interests (debt and/or equity) in such portfolio company, and Blackstone can begin to earn fees or continue to earn fees from such portfolio company for providing services to such portfolio company, including, but not limited to, capital markets advice, group purchasing and health care brokerage, insurance and other similar services, which in each case will not offset or reduce the management fee applicable to the Fund. Conflicts of interest are expected to arise as a result. Such parties will also provide products and services for fees to the Firm, Other Clients and their portfolio companies, and their personnel and related parties, as well as third parties. Through its innovations group, Blackstone incubates (or otherwise invests in) businesses that are expected to provide goods and services to the Fund (subject to the requirements of the 1940 Act and applicable guidance) and Other Clients and their portfolio companies, as well as other Firm-related parties and third parties. By contracting for a product or service from a business related to the Firm, the Fund and its portfolio companies would provide not only current income to the business and its stakeholders, but could also create significant enterprise value in them, which would not be shared with the Fund or shareholders and could benefit the Firm directly and indirectly. Also, the Firm, Other Clients and their portfolio companies, and their personnel and related parties may receive compensation or other benefits, such as through additional ownership interests or otherwise, directly related to the consumption of products and services by the Fund and its portfolio companies. The Fund and its portfolio companies will incur expenses in negotiating for any such fees and services, which will be treated as Fund Expenses. In addition, the Firm may receive fees associated with capital invested by co-investors
relating to investments in which the Fund participates or otherwise, in connection with a joint venture in which the Fund participates (subject to the 1940 Act) or otherwise with respect to assets or other interests retained by a seller or other commercial counterparty with respect to which the Firm performs services. Finally, the Firm and its personnel and related parties will, in certain circumstances, also receive compensation in connection with origination activities, referrals and other related activities of such business, and unconsummated transactions.
The Fund will, as determined by Blackstone Credit & Insurance and as permitted by the governing fund documents, bear the cost of fund administration, compliance and accounting (including, without limitation, maintaining financial records, filing of the Fund’s tax returns, overseeing the calculation of the Fund’s net asset value, compliance monitoring (including diligence and oversight of the Fund’s other service providers), preparing reports to the Fund’s shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Board of Trustees, managing the payment of expenses, the payment and receipt of funds for investments and the performance of administrative and professional services rendered by others, providing office space, equipment and office services), in house legal, tax planning and other related services provided by Firm personnel and related parties to the Fund and its portfolio companies, including the allocation of their compensation and related overhead otherwise payable by the Firm, or pay for their services at market rates, as discussed above in
“Self-Administration of the Fund.”
Such allocations or charges can be based on any of the following methodologies: (i) requiring personnel to periodically record or allocate their historical time spent with respect to the Fund or the Firm approximating the proportion of certain personnel’s time spent with respect to the Fund, and in each case allocating their compensation (including, without limitation, salary, bonus and benefits) and allocable overhead based on time spent, or charging their time spent at market rates, (ii) the assessment of an overall dollar amount (based on a fixed fee or percentage of assets under management) that the Firm believes represents a fair recoupment of expenses and a market rate for such services or (iii) any other similar methodology determined by the Firm to be appropriate under the circumstances. Certain Firm personnel will provide services to few, or only one, of the Fund and Other Clients, in which case the Firm could rely upon rough approximations of time spent by the employee for purposes of allocating the salary and overhead of the person if the market rate for services is clearly higher than allocable salary and overhead. However, any methodology (including the choice thereof) involves inherent conflicts and may result in incurrence of greater expenses by the Fund and its portfolio companies than would be the case if such services were provided by third parties.

Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could continue to receive fees, including performance-based or incentive fees, for the services described in the preceding paragraphs with respect to investments sold by the Fund or a portfolio company to a third party buyer after the sale is consummated. Such post-disposition involvement will give rise to potential or actual conflicts of interest, particularly in the sale process. Moreover, Blackstone Credit & Insurance, Other Clients and their portfolio companies, and their affiliates, personnel and related parties could acquire a stake in the relevant asset as part of the overall service relationship, at the time of the sale or thereafter.
Blackstone Credit & Insurance does not have any obligation to ensure that fees for products and services contracted by the Fund or its portfolio companies are at market rates unless the counterparty is considered an affiliate of the Firm and given the breadth of the Firm’s investments and activities Blackstone Credit & Insurance may not be aware of every commercial arrangement between the Fund and its portfolio companies, on the one hand, and the Firm, Other Clients and their portfolio companies, and personnel and related parties of the foregoing, on the other hand.
Except as set forth above, the Fund and shareholders will not receive the benefit (e.g., through a reduction to the management fee or otherwise) of any fees or other compensation or benefit received by Blackstone Credit & Insurance, its affiliates or their personnel and related parties. (See also “—Service Providers, Vendors and Other Counterparties Generally” and “—Other Firm Business Activities”).
Securities and Lending Activities
. Blackstone, its affiliates and their related parties and personnel will from time to time participate in underwriting or lending syndicates with respect to current or potential portfolio companies, or will otherwise act as arrangers of financing, including with respect to the public offering and/or private placement of debt or equity securities issued by, or loan proceeds borrowed by the Fund and its portfolio companies, or otherwise in arranging financing (including loans) for such portfolio companies or advise on such transactions. Such underwritings or engagements can be on a firm commitment basis or can be on an uncommitted “best efforts” basis, and the underwriting or financing parties are under no duty to provide any commitment unless specifically set forth in the relevant contract. Blackstone may also provide placement or other similar services to purchasers or sellers of securities, including loans or instruments issued by portfolio companies. There could also be circumstances in which the Fund commits to purchase any portion of such issuance from the portfolio company that a Blackstone broker-dealer intends to syndicate to third parties. As a result thereof, subject to the limitations of the 1940 Act, Blackstone may be permitted to receive commissions or other compensation, thereby creating a potential conflict of interest. This could include, by way of example, fees and/ or commissions for equity syndications to co-investment
vehicles. In certain cases, subject to the limitations of the 1940 Act, a Blackstone broker-dealer will, from time to time, act as the managing underwriter, or a member of the underwriting syndicate or broker for the Fund or its portfolio companies, or as dealer, broker or advisor to a counterparty to the Fund or a portfolio company, and purchase securities from or sell securities to the Fund, Other Clients or portfolio companies of the Fund or Other Clients or advise on such transactions. Blackstone will also from time to time, on behalf of the Fund or other parties to a transaction involving the Fund or its portfolio companies, effect transactions, including transactions in the secondary markets that result in commissions or other compensation paid to Blackstone by the Fund or its portfolio companies or the counterparty to the transaction, thereby creating a potential conflict of interest. This could include, by way of example, fees and/or commissions for equity syndications to co-investment
vehicles. Subject to applicable law, Blackstone will from time to time receive underwriting fees, discounts, placement commissions, loan modification or restructuring fees, servicing fees, capital markets advisory fees, lending arrangement fees, asset/property management fees, insurance (including title insurance) incentive fees and consulting fees, monitoring fees, commitment fees, syndication fees, origination fees, organizational fees, operational fees, loan servicing fees, and financing and divestment fees (or, in each case, rebates in lieu of any such fees, whether in the form of purchase price discounts or otherwise, even in cases where Blackstone, an Other Client or its portfolio companies are purchasing debt) or other compensation with respect to the foregoing activities, which are not required to be shared with the Fund. In addition, the management fee with respect to a shareholder generally will not be reduced by such amounts. Therefore, Blackstone will from time to time have a potential conflict of interest regarding the

Fund and the other parties to those transactions to the extent it receives commissions, discounts or other compensation from such other parties. The Board of Trustees, in its sole discretion, will approve any transactions, subject to the limitations of the 1940 Act, in which a Blackstone broker-dealer acts as an underwriter, as broker for the Fund, or as dealer, broker or advisor, on the other side of a transaction with the Fund only where the Board of Trustees believes in good faith that such transactions are appropriate for the Fund and, by executing a subscription agreement for Common Shares in the Fund, a shareholder consents to all such transactions, along with the other transactions involving conflicts of interest described herein, to the fullest extent permitted by law.
When Blackstone serves as underwriter with respect to securities of the Fund or its portfolio companies, the Fund and such portfolio companies could from time to time be subject to a
“lock-up”
period following the offering under applicable regulations during which time the Fund or portfolio company would be unable to sell any securities subject to the
“lock-up.”
This could prejudice the ability of the Fund and its portfolio companies to dispose of such securities at an opportune time. In addition, Blackstone Securities Partners L.P. can serve as underwriter in connection with the sale of securities by the Fund or its portfolio companies. Conflicts would be expected to arise because such engagement would result in Blackstone Securities Partners L.P. receiving selling commissions or other compensation in connection with such sale. (See also

“—Portfolio Company Relationships Generally”

below).
Blackstone and Blackstone Credit & Insurance employees are generally permitted to invest in alternative investment funds, real estate funds, hedge funds or other investment vehicles, including potential competitors of the Fund. The Fund will not receive any benefit from any such investments.
PJT
. On October 1, 2015, Blackstone spun off its financial and strategic advisory services, restructuring and reorganization advisory services, and its Park Hill fund placement businesses and combined these businesses with PJT Partners Inc. (“PJT”), an independent financial advisory firm founded by Paul J. Taubman. While PJT operates independently from Blackstone and is not an affiliate thereof, it is expected that there will be substantial overlapping ownership between Blackstone and PJT for a considerable period of time going forward. Therefore, conflicts of interest will arise in connection with transactions between or involving the Fund and its portfolio companies, on the one hand, and PJT, on the other. The pre-existing
relationship between Blackstone and its former personnel, the overlapping ownership and co-investment
and other continuing arrangements between PJT and Blackstone can be expected to influence Blackstone Credit & Insurance to select or recommend PJT to perform services for the Fund or its portfolio companies, the cost of which will generally be borne directly or indirectly by the Fund. Given that PJT is no longer an affiliate of Blackstone, Blackstone and its affiliates will be free to cause the Fund and portfolio companies to transact with PJT generally without restriction under the applicable governing documents, notwithstanding the relationship between Blackstone and PJT. In addition, one or more investment vehicles controlled by Blackstone may be established to facilitate participation in Blackstone’s side-by-side
investment program by employees and/or partners of PJT.
Portfolio Company Relationships Generally
. The Fund’s portfolio companies, including special purpose vehicles that might be formed in connection with investments, are expected to be counterparties to or participants in agreements, transactions or other arrangements with the Fund, Other Clients, and/or portfolio companies of the Fund and Other Clients or other Blackstone affiliates and/or any portfolio companies of the foregoing for the provision of goods and services, purchase and sale of assets and other matters (including information-sharing and/or consulting). For example, from time to time, certain portfolio companies of the Fund or Other Clients will provide or recommend goods or services to Blackstone, the Fund, Other Clients, or other portfolio companies of the Fund or Other Clients (including “platform” investments of the Fund and Other Clients). As another example, it can also be expected that the management of one or more portfolio companies may consult with one another (or with one or more portfolio companies of an Other Client) in respect of seeking its expertise, industry view, or otherwise on a particular topic including but not limited to an asset and/or the purchase and /or sale thereof. Moreover, the Fund and/or an Other Client can consult with a portfolio company or a portfolio company of an Other Client as part of the investment diligence for a potential investment by the Fund or such Other Client. As a result of, or as part of such interactions or otherwise, personnel (including one or more members of the management team) at one portfolio company may also transfer to or become employed by another portfolio company (or a portfolio company of an Other Client), the Fund, Blackstone or their respective affiliates (or vice versa). Any such transfer may result in payments by the entity that such personnel is going to, to the entity such personnel is departing from. Although the Firm might determine that such agreements, transactions or other arrangements are consistent with the requirements of such Other Clients’ offering and/or governing agreements, it is possible that such agreements, transactions or other arrangements might not have otherwise been entered into but for the affiliation with Blackstone Credit & Insurance and/or Blackstone. These agreements, transactions or other arrangements involve fees, commissions, discounts and/or servicing payments to Blackstone Credit & Insurance, any Blackstone affiliate (including personnel) or a portfolio company, none of which reduce the management fee payable by the Fund. This may give rise to actual or potential conflicts of interest for the Adviser, the Fund and/or their respective affiliates, as such agreements, transactions and arrangements may be more favorable for one portfolio company than another, thus benefiting the Fund or Other Clients at the expense of the other. For example, the Firm reserves the right to cause, or offer the opportunity to, portfolio companies to enter into agreements regarding group procurement (such as the group purchasing organization), benefits management, purchase of title and/or other insurance policies (which could be pooled across portfolio companies and discounted due to scale) and other operational, administrative or management related matters from a third party or a Firm affiliate, and other similar operational initiatives that can result in commissions or similar payments, including related to a portion of the savings achieved by the portfolio company. Such agreements, transactions or other arrangements will generally be entered into without the consent or direct involvement of the Fund and/or such Other Client or the consent of the Board of Trustees and/or the shareholders of the Fund or such Other Client (including, without limitation, in the case of minority and/or non-controlling
investments by the Fund in such portfolio companies or the sale of assets from one portfolio company to another) and/or such Other Client. In any such case, the Fund might not be involved in the negotiation process, and there can be no assurance that the terms of any such agreement, transaction or other arrangement will be as favorable to the Fund as otherwise would be the case if the counterparty were not related to the Firm.
In addition, it is possible that certain portfolio companies of Other Clients or companies in which Other Clients have an interest will compete with the Fund for one or more investment opportunities. It is also possible that certain portfolio companies of Other Clients will engage in activities that will have adverse consequences on the Fund and/or its portfolio companies. As an example of the latter, the laws and regulations of certain jurisdictions (e.g., bankruptcy, environmental, consumer protection and/or labor laws) would not recognize the segregation of assets and liabilities as between separate entities and could permit recourse against the assets of not just the entity that has incurred the liabilities, but also the other entities that are under common control with, or part of the same economic group as, such entity. In such circumstances, the assets of the Fund and/or its portfolio companies potentially will be used to satisfy the obligations or liabilities of one or more Other Clients, their portfolio companies and/or affiliates.
In addition, from time to time, Blackstone and affiliates of Blackstone and Blackstone portfolio companies could also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors that fall within the Fund’s investment strategy, which would possibly compete with the Fund for investment opportunities (it being understood that such arrangements would give rise to conflicts of interest that would not necessarily be resolved in favor of the Fund).
Certain portfolio companies have established or invested in, or can be expected to in the future establish or invest in, vehicles that are managed exclusively by the portfolio company (and not the Fund or the Firm or any of its affiliates) and that invest in asset classes or industry sectors (such as cyber security) that fall within the Fund’s investment strategy. Such vehicles, which would not be considered affiliates of the Firm and would not be subject to the Firm’s policies and procedures, have the potential to compete with the Fund for investment opportunities. Portfolio companies and affiliates of the Firm will also establish other investment products, vehicles and platforms focusing on specific asset classes or industry sectors (such as reinsurance) that can be expected to compete with the Fund for investment opportunities (it being understood that such arrangements can give rise to conflicts of interest that would not necessarily be resolved in favor of the Fund). In addition, the Fund reserves the right to hold non-controlling
interests in certain portfolio companies and, as a result, such portfolio companies could engage in activities outside of the Fund’s control that would have adverse consequences on the Fund and/or its other portfolio companies.
Blackstone has also entered into certain investment management arrangements whereby it provides investment management services for compensation to insurance companies including (i) FGL and certain of its affiliates, (ii) Everlake and certain of its affiliates and (iii) certain subsidiaries of Corebridge and (iv) certain subsidiaries of Resolution Life. As of the date of the date hereof, Blackstone owns a 9.9% equity interest in the parent company of Everlake and Blackstone Clients own the remaining equity interests in the parent company of Everlake, and Blackstone owns a 9.9% equity interest in Corebridge. The foregoing insurance company investment management arrangements will involve investments by such insurance company clients across a variety of asset classes (including investments that would otherwise be appropriate for the Fund). As a result, in addition to the compensation Blackstone receives for providing investment management services to insurance companies in which Blackstone or an Other Client owns an interest, in certain instances Blackstone receives additional compensation in its capacity as an indirect owner of such insurance companies and/or Other Clients. In the future Blackstone will likely enter into similar arrangements with other portfolio companies of the Fund, Other Clients or other insurance companies. Such arrangements have the potential to reduce the allocations of investments to the Fund, and Blackstone could be incentivized to allocate investments away from the Fund to such insurance company client under such investment management arrangements or other vehicles/accounts to the extent the economic arrangements related thereto are more favorable to Blackstone relative to the terms of the Fund.
Further, portfolio companies with respect to which the Firm can elect members of the board of directors or a managing member could, as a result, subject the Fund and/or such directors or managing member to fiduciary obligations to make decisions that they believe to be in the best interests of any such portfolio company. Although in most cases the interests of the Fund and any such portfolio company will be aligned, this will not always be the case. This has the potential to create conflicts of interest between the relevant director’s or managing member’s obligations to any such portfolio company and its stakeholders, on the one hand, and the interests of the Fund, on the other hand. Although Blackstone Credit & Insurance will generally seek to minimize the impact of any such conflicts, there can be no assurance they will be resolved favorably for the Fund. For instance, such positions could impair the ability of the Fund to sell the securities of an issuer in the event a director receives material non-
public information by virtue of their role, which would have an adverse effect on the Fund. Furthermore, an employee of Blackstone serving as a director to a portfolio company owes a fiduciary duty and/or other obligations to the portfolio company, on the one hand, and the Fund, on the other hand, and such employee could be in a position where they must make a decision that is either not in the best interest of the Fund, or is not in the best interest of the portfolio company. Blackstone personnel serving as directors can make decisions for a portfolio company that negatively impact returns received by the Fund as an investor in the portfolio company. In addition, to the extent an employee serves as a director on the board of more than one portfolio company, such employees’ fiduciaries duties among the two portfolio companies can be expected to create a conflict of interest. In general, the Adviser and Blackstone personnel will be entitled to indemnification from the Fund.
Portfolio Company Service Providers and Vendors
. Subject to applicable law, the Fund, Other Clients, portfolio companies of each of the foregoing and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund and Other Clients to provide some or all of the following services: (a) corporate support services (including, without limitation, accounts payable, accounts receivable, accounting/audit (e.g., valuation support services), account management (e.g., treasury, customer due diligence), insurance, procurement, placement, brokerage and consulting services, cash management, accounts receivable financing, corporate secretarial and executive assistant services, domiciliation, data services, directorship services, finance/budget, human resources (e.g., the onboarding and ongoing development of personnel), communication, public relations and publicity, information technology and software systems support, corporate governance and entity management (e.g., liquidation, dissolution and/or otherwise end of term services), risk management and compliance, internal compliance, know-your-client reviews and refreshes, judicial processes, legal, environmental due diligence support(e.g., review of property condition reports, energy consumption), climate accounting services, ESG program management services, engineering services, services related to the sourcing, development and implementation of renewable energy, ESG data collection and reporting services, capital planning services, operational coordination (i.e., coordination with joint venture partners, property managers), risk management, reporting (such as tax reporting, debt reporting or other reporting), tax and treasury, tax analysis and compliance (e.g., CIT and VAT compliance), transfer pricing and internal risk control, treasury and valuation services) and other services; (b) loan services (including, without limitation, monitoring, restructuring and work-out
of performing,
sub-performing
and nonperforming loans, administrative services, and cash management); (c) management services (i.e., management by a portfolio company, Blackstone affiliate or third party (e.g., a third-party manager or operating partner) of operational services); (d) operational services (i.e., general management of day to day operations), including, without limitation, personnel, construction management (such as management of general contractors on capital projects), leasing services (such as leasing strategy, management of third party brokers, negotiation of major leases and negotiation of leases), project management (such as management of development projects, project design and execution, vendor management, and turnkey services); (e) risk management (tax and treasury); (f) transaction support services (including, without limitation, acquisition support; customer due diligence and related onboarding; liquidation; reporting; managing relationships with brokers, banks and other potential sources of investments, identifying potential investments, coordinating with investors, assembling relevant information, conducting financial and market analyses and modelling, coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions, coordinating design and development works (such as recommending and implementing design decisions); and providing diligence and negotiation support to acquire the same; coordinating with investors; assembling relevant information, conducting financial and market analysis and modeling; coordinating closing/post-closing procedures for acquisitions, dispositions and other transactions; marketing and distribution, overseeing brokers, lawyers, accountants and other advisors, working with consultants and third parties to pursue entitlements; providing in-house
legal, ESG and accounting services, assisting with due diligence, preparation of project feasibilities, site visits, transaction consulting and specification of technical analysis and review of (i) design and structural work, (ii) certifications, (iii) operations and maintenance manuals and (iv) statutory documents); (g) insurance procurement, placement, brokerage and consulting services; and (h) other services. Similarly, Blackstone Credit & Insurance, Other Clients and their portfolio companies can be expected to engage portfolio companies of the Fund to provide some or all of these services. Some of the services performed by portfolio company service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its portfolio companies to or value created by other portfolio company service providers do not reduce the management fee payable by the Fund and are not otherwise shared with the Fund. In certain circumstances, Blackstone can be expected to play a substantial role in overseeing the personnel of portfolio company service providers that provide services to the Fund, Other Clients and/or their portfolio companies on an ongoing basis, including with respect to the selection, hiring, retention and compensation of such personnel. For example, Blackstone expects that certain portfolio company service providers, as described below, with Blackstone’s oversight, will establish a team of personnel to provide support services exclusively to the Fund and its portfolio companies (and/or other investment funds or accounts managed or controlled by Blackstone). Further, Blackstone has multiple business lines, which may result in competition with a portfolio company for high performing executive talent and presents actual and potential conflicts of interest. For example, Blackstone may “poach” a portfolio company executive, or such executive may interview with Blackstone during the applicable contractual period with respect to such person’s existing position and later be hired by Blackstone after such period. A portfolio company may want to retain such executives or other employees, and regardless, Blackstone is under no obligation to avoid interviewing or hiring such employees.
Portfolio companies of the Fund and Other Clients some of which can be expected to provide services to the Fund and its portfolio companies include, without limitation, the following, and could include additional portfolio companies that might be formed or acquired in the future:

BTIG
. BTIG, LLC (“BTIG”) is a global financial services firm in which certain Blackstone entities own a strategic minority investment. BTIG provides institutional trading, investment banking, research and related brokerage services.
CoreTrust
. On September 30, 2022, certain Blackstone private equity funds and related entities closed the previously announced acquisition of a majority interest in CoreTrust (the “CoreTrust Acquisition”), a group purchasing organization that provides purchasing services to member companies, which includes portfolio companies owned, in whole or in part, by certain Blackstone-managed funds. CoreTrust is expected to provide group purchasing services to the Fund, portfolio companies, Other Clients and Blackstone. Generally, CoreTrust generates revenue from vendors based on a percentage of the amount of products or services purchased by its member companies and benefit plans maintained by its member companies. CoreTrust has historically shared a portion of the revenue generated through purchases made by Blackstone portfolio companies and paid Blackstone a consulting fee. Blackstone stopped accepting such revenue sharing arrangements and consulting fee upon the closing of the CoreTrust Acquisition. However, Blackstone may in its sole discretion reinstitute such or similar revenue sharing arrangements with CoreTrust in the future. In addition, prior to the CoreTrust Acquisition, CoreTrust generated revenue in respect of certain portfolio companies (the “Applicable Portfolio Companies”) from certain health and welfare benefit plan-related vendors (the “Applicable Vendors”). For legal and regulatory reasons, following the CoreTrust Acquisition, CoreTrust is limited in its ability to generate revenue from the Applicable Vendors in respect of portfolio companies’ health benefit plans based on a percentage of the amount of products or services purchased by such plans. As a result, for Applicable Portfolio Companies and other portfolio companies that become CoreTrust members, CoreTrust intends to rebate all revenue received from Applicable Vendors to each such Portfolio Company’s applicable benefit plan. CoreTrust also intends to enter into with each Applicable Portfolio Company (and with other portfolio companies that become CoreTrust members) a separate agreement that will include the payment of an access fee in return for allowing such portfolio companies to use the goods and services provided by the Applicable Vendors through CoreTrust. The amount of the access fee will generally be determined either as a percentage of total company revenues or as a fixed fee (in each case subject to periodic review by CoreTrust and the Applicable Portfolio Company) and might not be subject to benchmarking, and the access fee could be greater or less than the amount of the revenue that CoreTrust previously generated from Applicable Vendors.
Optiv
. Optiv Security, Inc. is a portfolio company held by certain Blackstone private equity funds that provides a full slate of information security services and solutions.
PSAV
. PSAV, Inc. is a portfolio company held by certain Blackstone private equity funds that provides outsourced audiovisual services and event production.
Refinitiv
. On October 1, 2018, a consortium led by Blackstone announced that private equity funds managed by Blackstone had completed an acquisition of Thomson Reuters’ Financial & Risk business (“Refinitiv”). On January 29, 2021, Refinitiv was sold to London Stock Exchange Group (“LSEG”), with Blackstone private equity funds receiving a minority stake in LSEG. Refinitiv operates a pricing service that provides valuation services and may provide goods and services for the Fund and its portfolio companies.
Kryalos
. Blackstone through one or more of its funds has made a minority investment in Kryalos, an operating partner in certain real estate investments made by Other Clients.
Peridot Financial Services (“Peridot”) and Global Supply Chain Finance (“GSCF”)
. Blackstone through one or more of its funds has made majority investments into Peridot and GSCF, which provide supply chain financing and accounts receivable services globally.
RE Tech Advisors (“RE Tech”)
. Blackstone through one or more of its funds has made a majority investment in RE Tech, an energy audit/consulting firm that identifies and implements energy efficiency programs, calculates return on investment and tracks performance post-completion.

Legence (f.k.a Therma Holdings) (“Legence”)
. Legence is a portfolio company held by certain Blackstone private equity funds that provides carbon reduction and energy management services.
Revantage
. Revantage is a portfolio entity of certain Blackstone Clients that provides corporate support services, including, without limitation, accounting, legal, tax, treasury, information technology and human resources and operational services and management services.
There may be instances where current and former employees of Other Clients’ portfolio companies are seconded to or temporarily hired by the Fund’s portfolio companies or, at times, the Fund’s investments directly. Such secondments or temporary hiring of current and former employees of Other Clients’ portfolio companies by the Fund’s portfolio companies (or its investments) may result in a potential conflict of interest between the Fund’s portfolio companies and those of such Other Clients. The costs of such employees are expected to be borne by the Fund or its relevant portfolio companies, as applicable, and the fees paid by the Fund or such portfolio companies to, other portfolio company service providers or vendors do not offset or reduce the management fee.
The Fund and its portfolio companies will compensate one or more of these service providers and vendors owned by the Fund or Other Clients, including through incentive based compensation payable to their management teams and other related parties. Some of these service providers and vendors owned or controlled by the Fund or Other Clients may charge the Fund and its portfolio companies for goods and services at rates generally consistent with those available in the market for similar goods and services. The discussion regarding the determination of market rates under “—Firm Affiliated Service Providers” herein applies equally in respect of the fees and expenses of the portfolio company service providers, if charged at rates generally consistent with those available in the market. Other service providers and vendors owned and/or controlled by the Fund or Other Clients pass through expenses on a cost reimbursement, no-profit
or break-even basis, in which case the service provider allocates costs and expenses directly associated with work performed for the benefit of the Fund and its portfolio companies to them, along with any related tax costs and an allocation of the service provider’s overhead, including any of the following: salaries, wages, benefits and travel expenses; marketing and advertising fees and expenses; legal, accounting and other professional fees and disbursements; office space and equipment; insurance premiums; technology expenditures, including hardware and software costs; costs to engage recruitment firms to hire employees; diligence expenses;
one-time
costs, including costs related to
building-out
and winding-down a portfolio company; costs that are of a limited duration or non-recurring
(such as
start-up
or technology
build-up
costs,
one-time
technology and systems implementation costs, employee
on-boarding
and severance payments, and readiness of initial public offerings and other infrastructure costs); taxes; and other operating and capital expenditures. Any of the foregoing costs (including in prior periods, such as where any such costs are amortized over an extended period), although allocated in a particular period, will, in certain circumstances, relate to activities occurring outside the period, and further will, in certain circumstances, be of a general and administrative nature that is not specifically related to particular services, and therefore the Fund could pay more than its pro rata
portion of fees for services. In addition, in certain circumstances, Blackstone also relies on the management team of a portfolio company with respect to the determination of costs and expenses and allocation thereof and does not oversee or participate in such determinations or allocations. Moreover, to the extent a portfolio company uses an allocated cost model with respect to fees, costs and expenses, such fees, costs and expenses are typically estimated and/or accrued quarterly (or on another regular periodic basis) but not finalized until year-end
and as a result, such
year-end
true-up
is subject to fluctuation and increases such that for a given year, the year-end
cumulative amount with respect to fees, costs and expenses may be greater than the sum of the quarterly estimates (or other periodic estimates where applicable) and/or accruals and therefore the Fund could bear more fees, costs and expenses at year-end
than had been anticipated throughout the year. The allocation of overhead among the entities and assets to which services are provided can be expected to be based on any of a number of different methodologies, including, without limitation, “cost” basis as described above, “time-allocation” basis, “per unit” basis, “per square footage” basis or “fixed percentage” basis, and the particular methodology used to allocate such overhead among the entities and assets to which services are provided are expected to vary depending on the types of services provided and the applicable asset class involved, and could, in certain circumstances, change from one period to another. There can be no assurance that a different manner of allocation would result in the Fund and its portfolio companies bearing less or more costs and expenses. In addition, a portfolio company that uses a “cost” basis methodology may, in certain circumstances, change its allocation methodology, for example, to charging a flat fee for a particular service or instance (or vice versa) or to another methodology described herein or otherwise, and such changes may increase or reduce the amounts received by such portfolio companies for the same services, and shareholders will not necessarily be entitled to receive notice or disclosure of such changes in allocation methodology. In certain instances, particularly where such service providers and vendors are located in Europe or Asia, such service providers and vendors will charge the Fund and its portfolio companies for goods and services at cost plus a percentage of cost for transfer pricing or other tax, legal, regulatory, accounting or other reasons or even decide to amortize any costs or expenses to address accounting or operational considerations. Further, the Fund and its portfolio companies may compensate one or more of these service providers and vendors owned by the Fund or Other Clients through incentive-based compensation payable to their management teams and other related parties. Blackstone Credit & Insurance will not always perform or obtain benchmarking analysis or third-party verification of expenses with respect to services provided on a cost reimbursement, no profit or break even basis, or in respect of incentive-based compensation. There can be no assurances that amounts charged by portfolio company service providers that are not controlled by the Fund or Other Clients will be consistent with market rates or that any benchmarking, verification or other analysis will be performed with respect to such charges. If benchmarking is performed, the related expenses will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. A portfolio company service provider will, in certain circumstances, subcontract certain of its responsibilities to other portfolio companies. In such circumstances, the relevant subcontractor could invoice the portfolio company for fees (or in the case of a cost reimbursement arrangement, for allocable costs and expenses) in respect of the services provided by the subcontractor. The portfolio company, if charging on a cost reimbursement, no-profit
or break-even basis, would in turn allocate those costs and expenses as it allocates other fees and expenses as described above. Similarly, Other Clients, their portfolio companies and Blackstone Credit & Insurance can be expected to engage portfolio companies of the Fund to provide services, and these portfolio companies will generally charge for services in the same manner described above, but the Fund and its portfolio companies generally will not be reimbursed for any costs (such as start-up
costs or technology
build-up
costs) relating to such portfolio companies incurred prior to such engagement. Some of the services performed by these service providers could also be performed by Blackstone Credit & Insurance from time to time and vice versa. Fees paid by the Fund or its portfolio companies to these service providers do not the management fee payable to the Adviser.
Where compensation paid to an affiliated service provider from the Fund or its portfolio company is based on market rates, such compensation will not be based on the cost incurred by the applicable service provider and therefore will likely result in a profit to such service provider. In the event the service provider is an affiliate of Blackstone Credit & Insurance, Blackstone Credit & Insurance experiences a conflict of interest in determining the terms of any such engagement. There can be no assurance that an unaffiliated third party would not charge a lesser rate.
Service Providers, Vendors and Other Counterparties Generally
. Certain third party advisors and other service providers and vendors or their affiliates to the Fund and its portfolio companies (including accountants, administrators, paying agents, depositories, lenders, bankers, brokers, attorneys, consultants, title agents and investment or commercial banking firms) are owned by the Firm, the Fund or Other Clients or provide goods or services to, or have other business, personal, financial or other relationships with, the Firm, the Other Clients and their respective portfolio companies and affiliates and personnel. Such advisors and service providers referred to above could be investors in the Fund, affiliates of the Adviser, sources of financing and investment opportunities or co-investors
or commercial counterparties or entities in which the Firm and/or Other Clients have an investment, and payments by the Fund and/or such entities can be expected to indirectly benefit the Firm, the Other Clients and their respective portfolio companies or any affiliates or personnel. Also, advisors, lenders, investors, commercial counterparties, vendors and service providers (including any of their affiliates or personnel) to the Fund and its portfolio companies could have other commercial or personal relationships with the Firm, Other Clients and their respective portfolio companies, or any affiliates, personnel or family members of personnel of the foregoing. Although the Firm selects service providers and vendors it believes are most appropriate in the circumstances based on its knowledge of such service providers and vendors (which knowledge is generally greater in the case of service providers and vendors that have other relationships to the Firm), the relationship of service providers and vendors to the Firm as described above will influence the Firm in deciding whether to select, recommend or form such an advisor or service provider to perform services for the Fund, subject to applicable law, or a portfolio company, the cost of which will generally be borne directly or indirectly by the Fund and can be expected to incentivize the Firm to engage such service provider over a third party, utilize the services of such service providers and vendors more frequently than would be the case absent the conflict, or to pay such service providers and vendors higher fees or commissions, resulting in higher fees and expenses being borne by the Fund, than would be the case absent the conflict. The incentive could be created by current income and/or the generation of enterprise value in a service provider or vendor; the Firm can be expected to also have an incentive to invest in or create service providers and vendors to realize on these opportunities.
The Firm has a practice of not entering into any arrangements with advisors, vendors or service providers that provide lower rates or discounts to the Firm itself compared to those it enters into on behalf of the Fund and its portfolio companies for the same services. However, legal fees for unconsummated transactions are often charged at a discounted rate, such that if the Fund and its portfolio companies consummate a higher percentage of transactions with a particular law firm than the Firm, the Fund, Other Clients and their portfolio companies, the shareholders could indirectly pay a higher net effective rate for the services of that law firm than the Firm, the Fund or Other Clients or their portfolio companies. Also, advisors, vendors and service providers often charge different rates or have different arrangements for different types of services. For example, advisors, vendors and service providers often charge fees based on the complexity of the matter as well as the expertise and time required to handle it. Therefore, to the extent the types of services used by the Fund and its portfolio companies are different from those used by the Firm, Other Clients and their portfolio companies, and their affiliates and personnel, the Fund and its portfolio companies can be expected to pay different amounts or rates than those paid by such other persons. Similarly, the Firm, the Fund, the Other Clients and their portfolio companies and affiliates can be expected to enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty will, in certain circumstances, charge lower rates (or no fee) or provide discounts or rebates for such counterparty’s products or services depending on certain factors, including without limitation the volume of transactions entered into with such counterparty by the Firm, the Fund and its investment and/or portfolio companies in the aggregate or other factors.
Subject to applicable law, the Fund, Other Clients and their portfolio companies are expected to enter into joint ventures with third parties to which the service providers and vendors described above will, in certain circumstances, provide services. In some of these cases, the third party joint venture partner may be permitted to negotiate to not pay its pro rata
share of fees, costs and expenses to be allocated as described above, in which case the Fund, Other Clients and their portfolio companies that also use the services of the portfolio company service provider will, directly or indirectly, pay the difference, or the portfolio company service provider will bear a loss equal to the difference.
The Firm might, from time to time, encourage service providers to funds and investments to use, generally at market rates and/or on arm’s length terms (and/or on the basis of best execution, if applicable), the Firm-affiliated service providers in connection with the business of the Fund, portfolio companies, and unaffiliated entities. This practice creates a conflict of interest because it provides an indirect benefit to the Firm in the form of added business for the Firm-affiliated service providers without any reduction to the Fund’s management fee.
Certain portfolio companies that provide services to the Fund, Other Clients and/or portfolio companies or assets of the Fund and/or Other Clients could be transferred between and among the Fund and/or Other Clients (where the Fund may be a seller or a buyer in any such transfer) for minimal or no consideration (based on a third-party valuation confirming the same). Such transfers may give rise to actual or potential conflicts of interest for Blackstone Credit & Insurance.
Firm Affiliated Service Providers
. Certain of the Fund’s, the Firm’s and/or portfolio companies’ advisers and other service providers, or their affiliates (including accountants, administrators, lenders, bankers, brokers, attorneys, consultants, and investment or commercial banking firms) also provide goods or services to, or have business, personal, financial or other relationships with, the Firm, its affiliates and portfolio companies. Such advisers and service providers (or their affiliates) may be investors in the Fund, affiliates of the Firm, sources of investment opportunities, co-investors,
commercial counterparties and/or portfolio companies in which the Firm and/or the Fund has an investment. Accordingly, payments by the Fund and/or such entities may indirectly benefit the Fund and/or its affiliates, including the Firm and Other Clients. No fees charged by these service providers and vendors will reduce the management fees payable to the Adviser. Furthermore, the Firm, the Other Clients and their portfolio companies and their affiliates and related parties will use the services of these Firm affiliates, including at different rates. Although the Firm believes the services provided by its affiliates are equal or better than those of third parties, the Firm directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest such as those described above.
Because the Firm has many different businesses, including the Blackstone Capital Markets Group, which Blackstone investment teams and portfolio companies can engage to provide underwriting and capital market advisory services, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would be subject if it had just one line of business. To the extent Blackstone determines appropriate, conflict mitigation strategies would be put in place with respect to a particular circumstance, such as internal information barriers or recusal, disclosure or other steps determined appropriate by the Adviser. Service providers affiliated with the Firm, which are generally expected to receive competitive market rate fees (as determined by the Adviser or its affiliates) with respect to certain investments, include:

a.
Aquicore
. Aquicore is a cloud-based platform that tracks, analyzes and predicts key metrics in real estate, focused on the reduction of energy consumption. Blackstone holds a minority investment in Aquicore.

b.
Equity Healthcare
. Equity Healthcare LLC (“Equity Healthcare”) is a Blackstone affiliate that negotiates with providers of standard administrative services and insurance carriers for health benefit plans and other related services for cost discounts, quality of service monitoring, data services and clinical consulting. Because of the combined purchasing power of its client participants, which include unaffiliated third parties, Equity Healthcare is able to negotiate pricing terms that are believed to be more favorable than those that the portfolio companies could obtain for themselves on an individual basis. The fees received by Equity Healthcare in connection with services provided to investments will not reduce the management fee payable by the Fund.

c.
LNLS
. Lexington National Land Services (“LNLS”) is a Blackstone affiliate that (i) acts as a title agent in facilitating and issuing title insurance, (ii) provides title support services for title insurance underwriters and (iii) acts as escrow agent in connection with investments by the Fund, Other Clients and their portfolio companies, affiliates and related parties, and third parties. In exchange for such services LNLS earns fees which would have otherwise been paid to third parties. If LNLS is involved in a transaction in which the Fund participates, Blackstone will benchmark the relevant costs to the extent market data is available except when LNLS is providing such services in a state where the insurance premium or escrow fee, as applicable, is regulated by the state or when LNLS is part of a syndicate of title insurance companies where the insurance premium is negotiated by other title insurance underwriters or their agents.

d.	Refinitiv . See “—Portfolio Company Service Providers and Vendors” above.
In addition, Blackstone acquired a 9.9% interest in Corebridge, and in connection therewith has entered into a long-term asset management partnership with certain subsidiaries and/or affiliates of Corebridge to serve as the exclusive external manager with respect to certain asset classes within their investment portfolio, for compensation. While Blackstone will not control Corebridge, the aforementioned investment in Corebridge and asset management arrangements could incentivize Blackstone to cause (and Blackstone will benefit indirectly from causing) the Fund and/or its portfolio companies to engage Corebridge or its affiliates (including Corebridge Financial, Inc. and its other affiliates and subsidiaries) to provide various services and engage in other transactions and otherwise present conflicts of interests as a result of Blackstone’s interest and relationship therewith.
Certain Blackstone-affiliated service providers and their respective personnel will receive a management promote, an incentive fee and other performance-based compensation in respect of investments, sales or other transaction volume. Furthermore, Blackstone-affiliated service providers can be expected to charge costs and expenses based on allocable overhead associated with personnel working on relevant matters (including salaries, benefits and other similar expenses).
In connection with such relationships, Blackstone Credit & Insurance and, if required by applicable law, the Board of Trustees, will make determinations of competitive market rates based on its consideration of a number of factors, which are generally expected to include Blackstone Credit & Insurance’s experience with non-affiliated
service providers, benchmarking data and other methodologies determined by Blackstone Credit & Insurance to be appropriate under the circumstances (i.e., rates that fall within a range that Blackstone Credit & Insurance has determined is reflective of rates in the applicable market and certain similar markets, though not necessarily equal to or lower than the median rate of comparable firms and in certain circumstances, is expected to be in the top of the range). In respect of benchmarking, while Blackstone Credit & Insurance often obtains benchmarking data regarding the rates charged or quoted by third parties for services similar to those provided by Blackstone Credit & Insurance affiliates in the applicable market or certain similar markets, relevant comparisons would not be available for a number of reasons, including, without limitation, as a result of a lack of a substantial market of providers or users of such services or the confidential or bespoke nature of such services (e.g., different assets could receive different services). In addition, benchmarking data is based on general market and broad industry overviews, rather than determined on an asset by asset basis. As a result, benchmarking data does not take into account specific characteristics of individual assets then invested in by the Fund (such as location or size), or the particular characteristics of services provided. Further, it could be difficult to identify comparable third-party service providers that provide services of a similar scope and scale as the Firm-affiliated service providers that are the subject of the benchmarking analysis or to obtain detailed information about pricing of a service comparable to that being provided to the Fund from third-party service providers if such service providers anticipate that Blackstone will not in fact engage their services. For these reasons, such market comparisons would not necessarily result in precise market terms for comparable services. Expenses to obtain benchmarking data will be borne by the Fund, Other Clients and their respective portfolio companies and will not reduce the management fee. Finally, in certain circumstances Blackstone Credit & Insurance may determine that third party benchmarking is unnecessary, including in circumstances where the price for a particular good or service is mandated by law (e.g., title insurance in rate regulated states) or because in Blackstone Credit & Insurance’s view no comparable service provider offering such good or service (or an insufficient number of comparable service providers for a reasonable comparison) exists or because Blackstone Credit & Insurance has access to adequate market data (including from third party clients of the Firm-affiliated service provider that is the subject of the benchmarking analysis) to make the determination without reference to third party benchmarking. For example, in certain circumstances a Firm-affiliated service provider or a portfolio company service provider could provide services to third parties, in which case if the rates charged to such third parties are consistent with the rates charged to the Fund, Other Clients and their respective portfolio companies, then a separate benchmarking analysis of such rates is not expected to be prepared. Some of the services performed by Firm-affiliated service providers could also be performed by the Firm from time to time and vice versa. Fees paid by the Fund or its portfolio companies to or value created in Firm affiliated service providers or vendors do not reduce the management fee. These conflicts related to Firm-affiliated service providers will not necessarily be resolved in favor of the Fund, and shareholders might not be entitled to receive notice or disclosure of the occurrence of these conflicts.

Advisers and service providers, or their affiliates, often charge different rates, including below-market or no fee, or have different arrangements for different types of services. With respect to service providers, for example, the fee for a given type of work could vary depending on the complexity of the matter as well as the expertise required and demands placed on the service provider. Therefore, to the extent the types of services used by the Fund and/or portfolio companies differ from those used by the Firm and its affiliates (including personnel), Blackstone Credit & Insurance and/or Blackstone or their respective affiliates (including personnel) potentially will pay different amounts or rates than those paid by the Fund and/or portfolio companies. However, Blackstone Credit & Insurance and its affiliates have a longstanding practice of not entering into any arrangements with advisers or service providers that could provide for lower rates or discounts than those available to the Fund, Other Clients and/or portfolio companies for the same services. Furthermore, it is possible that certain advisers and service providers will provide services exclusively to the Firm and its affiliates, including the Fund, Other Clients and their portfolio companies, although such advisers and service providers would not be considered employees of Blackstone or Blackstone Credit & Insurance. Similarly, Blackstone, Blackstone Credit & Insurance, each of their respective affiliates, the Fund, the Other Clients and/or their portfolio companies, can enter into agreements or other arrangements with vendors and other similar counterparties (whether such counterparties are affiliated or unaffiliated with the Firm) from time to time whereby such counterparty would charge lower rates (or no fee) and/or provide discounts or rebates for such counterparty’s products and/or services depending on certain factors, including volume of transactions entered into with such counterparty by the Firm, its affiliates, the Fund, the Other Clients and their portfolio companies in the aggregate.
In addition, investment banks or other financial institutions, as well as certain Blackstone employees, are expected to also be investors in the Fund. These institutions and employees are a potential source of information and ideas that could benefit the Fund. Blackstone has procedures in place reasonably designed to prevent the inappropriate use of such information by the Fund.
Transactions with Portfolio Companies
. The Firm and portfolio companies of the Fund and Other Clients operate in multiple industries and provide products and services to or otherwise contract with the Fund and its portfolio companies, among others. In the alternative, the Firm could form a joint venture with such a company to implement such referral arrangement. For example, such arrangements could include the establishment of a joint venture or other business arrangement between the Firm, on the one hand, and a portfolio company of the Fund, portfolio company of an Other Client or third party, on the other hand, pursuant to which the joint venture or business provides services (including, without limitation, corporate support services, loan management services, management services, operational services, ongoing account services (e.g., interacting and coordinating with banks generally and with regard to their know your client requirements), risk management services, data services, consulting services, brokerage services, sustainability and clean energy consulting services, insurance procurement, placement, brokerage and consulting services, and other services) to portfolio companies of the Fund (and portfolio companies of Other Clients) that are referred to the joint venture or business by the Firm. The Firm, the Fund and Other Clients and their respective portfolio companies and personnel and related parties of the foregoing can be expected to make referrals or introductions to the Fund or portfolio companies of the Fund or Other Clients in an effort, in part, to increase the customer base of such companies or businesses (and therefore the value of the investment held by the Fund or Other Client, which would also benefit the Firm financially through its participation in such joint venture or business) or because such referrals or introductions will, in certain circumstances, result in financial benefits, such as cash payments, additional equity ownership, participation in revenue share and/or milestones benefiting the referring or introducing party that are tied or related to participation by the portfolio companies of the Fund and/or of Other Clients, accruing to the party making the introduction. Such joint venture or business could use data obtained from such portfolio companies (see

“Data”

elsewhere herein). Furthermore, such introductions or referrals could involve the transfer of certain personnel or employees among Blackstone and the Fund’s portfolio companies and Other Clients which might result in a termination fee or similar payments being due and payable from one such entity to another. The Fund and the shareholders typically will not share in any fees, economics, equity or other benefits accruing to the Firm, Other Clients and their portfolio companies as a result of the introduction of the Fund and its portfolio companies. Moreover, payments made to the Firm in connection with such arrangements will not reduce the management fee payable to the Adviser. There could, however, be instances in which the applicable arrangements provide that the Fund or its portfolio companies share in some or all of any resulting financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) based on structures and allocation methodologies determined in the sole discretion of the Firm. Conversely, where the Fund or one of its portfolio companies is the referring or introducing party, rather than receiving all of the financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) for similar types of referrals and/or introductions, such financial incentives (including, in some cases, cash payments, additional equity ownership, participation in revenue share and/or milestones) could be similarly shared with the participating Other Clients or their respective portfolio companies.
The Firm is also permitted to enter into commercial relationships with third party companies, including those in which the Fund considered making an investment (but ultimately chose not to pursue). For example, the Firm could enter into an introducer engagement with such company, pursuant to which the Firm introduces the company to unaffiliated third parties (which can include current and former portfolio companies and portfolio companies of Other Clients and/or their respective employees) in exchange for a fee from, or equity interest in, such company. This creates a conflict of interest because, even though the Firm could benefit financially from this commercial relationship, the Firm will be under no obligation to reimburse the Fund for Broken Deal Expenses incurred in connection with its consideration of the prospective investment and such arrangements will not be subject to the management fee payable to the Adviser and otherwise described herein.
Additionally, the Firm or an affiliate thereof will from time to time hold equity or other investments in companies or businesses (even if they are not “affiliates” of the Firm) that provide services to or otherwise contract with portfolio companies. Blackstone and Blackstone Credit & Insurance have in the past entered (and can be expected in the future to enter) into relationships with companies in the information technology, corporate services and related industries whereby Blackstone acquires an equity or similar interest in such company. In connection with such relationships, Blackstone and/or Blackstone Credit & Insurance reserves the right to also make referrals and/or introductions to portfolio companies (which could result in financial incentives (including additional equity ownership) and/or milestones benefitting Blackstone and/or Blackstone Credit & Insurance that are tied or related to participation by portfolio companies). Such joint venture or business could use data obtained from portfolio companies of the Fund and/or portfolio companies of Other Clients. These arrangements are expected to be entered into without the consent or direct involvement of the Fund. The Fund and the shareholders will not share in any fees or economics accruing to Blackstone and/or Blackstone Credit & Insurance as a result of these relationships and/or participation by portfolio companies.
With respect to transactions or agreements with portfolio companies (including, for the avoidance of doubt, long-term incentive plans), at times if officers unrelated to the Firm have not yet been appointed to represent a portfolio company, the Firm is permitted to negotiate and execute agreements between the Firm and/or the Fund on the one hand, and the portfolio company or its affiliates, on the other hand, without arm’s length representation of the portfolio company, which could entail a conflict of interest in relation to efforts to enter into terms that are arm’s length. Among the measures the Firm can be expected to use to mitigate such conflicts are to involve outside counsel to review and advise on such agreements and provide insights into commercially reasonable terms, or establish separate groups with information barriers within the Firm to advise on each side of the negotiation.
Related Party Leasing
. Subject to applicable law, the Fund and its portfolio companies may lease property to or from Blackstone, Other Clients and their portfolio companies and affiliates and other related parties. The leases are generally expected to, but might not always, be at market rates. Blackstone can be expected to confirm market rates by reference to other leases it is aware of in the market, which Blackstone expects to be generally indicative of the market given the scale of Blackstone’s real estate business. Blackstone will nonetheless have conflicts of interest in making these determinations. There can be no assurance that the Fund and its portfolio companies will lease to or from any such related parties on terms as favorable to the Fund and its portfolio companies as would apply if the counterparties were unrelated.

Cross-Guarantees and Cross-Collateralization
. While Blackstone Credit & Insurance generally seeks to use reasonable efforts to avoid cross-guarantees and other similar arrangements, a counterparty, lender or other participant in any transaction to be pursued by the Fund other than alternative investment vehicles and/or the Other Clients could require or prefer facing only one fund entity or group of entities, which can result in any of the Fund, such Other Clients, the portfolio companies, such Other Clients’ portfolio companies and/or other vehicles being jointly and severally liable for such applicable obligation (subject to any limitations set forth in the applicable governing documents thereof), which in each case could result in the Fund, such Other Clients, such portfolio companies and portfolio companies, and/or vehicles entering into a back-to-back
or other similar reimbursement agreement, subject to applicable law. In such situation, better financing terms could be available through a cross-collateralized arrangement, but it is not expected that any of the Fund or such Other Clients or vehicles would be compensated (or provide compensation to the other) for being primarily liable vis-à-vis
such third party counterparty. Also, it is expected that cross-collateralization will generally occur at portfolio companies rather than the Fund for obligations that are not recourse to the Fund except in limited circumstances such as “bad boy” events. Any cross-collateralization arrangements with Other Clients could result in the Fund losing its interests in otherwise performing investments due to poorly performing or non-performing
investments of Other Clients in the collateral pool.
Similarly, a lender could require that it face only one portfolio company of the Fund and Other Clients, even though multiple portfolio companies of the Fund and Other Clients benefit from the lending, which will typically result in (i) the portfolio company facing the lender being solely liable with respect to the entire obligation, and therefore being required to contribute amounts in respect of the shortfall attributable to other portfolio companies, and (ii) portfolio companies of the Fund and Other Clients being jointly and severally liable for the full amount of the obligation, liable on a cross-collateralized basis or liable for an equity cushion (which cushion amount can vary depending upon the type of financing or refinancing (e.g., cushions for refinancings could be smaller)). The portfolio companies of the Fund and Other Clients benefiting from a financing may enter into a back-to-back
or other similar reimbursement agreements whereby each agrees that no portfolio company bears more than its pro rata
portion of the debt and related obligations. It is not expected that the portfolio companies would be compensated (or provide compensation to other portfolio companies) for being primarily liable, or jointly liable, for other portfolio companies pro rata
share of any financing
.
Joint Venture Partners
. The Fund will from time to time enter into one or more joint venture arrangements with third party joint venture partners. Investments made with joint venture partners will often involve performance-based compensation and other fees payable to such joint venture partners, as determined by the Adviser in its sole discretion. The joint venture partners could provide services similar to those provided by the Adviser to the Fund. Yet, no compensation or fees paid to the joint venture partners would reduce the management fees payable by the Fund. Additional conflicts would arise if a joint venture partner is related to the Firm in any way, such as a limited partner investor in, lender to, a shareholder of, or a service provider to the Firm, the Fund, Other Clients, or their respective portfolio companies, or any affiliate, personnel, officer or agent of any of the foregoing and there is no assurance that any such conflicts would be resolved in favor of the Fund.
Group Procurement; Discounts
. The Fund, subject to applicable law, and certain portfolio companies will enter into agreements regarding group procurement (including, but not limited to, CoreTrust, an independent group purchasing organization), benefits management, purchase of title and/or other insurance policies (which can be expected to include brokerage and/or placement thereof, and will from time to time be pooled across portfolio companies and discounted due to scale, including through sharing of deductibles and other forms of shared risk retention) from a third party or an affiliate of Blackstone Credit & Insurance and/or Blackstone, and other operational, administrative or management related initiatives. The Firm will allocate the cost of these various services and products purchased on a group basis among the Fund, Other Clients and their portfolio companies. Some of these arrangements result in commissions, discounts, rebates or similar payments to Blackstone Credit & Insurance and/or Blackstone or their affiliates (including personnel), or Other Clients and their portfolio companies, including as a result of transactions entered into by the Fund and its portfolio companies and/or related to a portion of the savings achieved by the portfolio companies. Such commissions or payment will not reduce the management fee. The Firm can be expected to also receive consulting, usage or other fees from the parties to these group procurement arrangements. To the extent that a portfolio company of an Other Client is providing such a service, such portfolio company and such Other Client will benefit. Further, the benefits received by a particular portfolio company providing the service could be greater than those received by the Fund and its portfolio companies receiving the service. Conflicts exist in the allocation of the costs and benefits of these arrangements, and shareholders rely on the Adviser to handle them in its sole discretion.
Diverse Shareholder Group
.
The Fund’s shareholders are expected to be based in a wide variety of jurisdictions and take a wide variety of forms. The shareholders may have conflicting investment, tax and other interests with respect to their investments in the Fund and with respect to the interests of investors in other investment vehicles managed or advised by the Adviser and Blackstone Credit & Insurance that may participate in the same investments as the Fund. The conflicting interests of individual shareholders with respect to other shareholders and relative to investors in other investment vehicles would generally relate to or arise from, among other things, the nature of investments made by the Fund and such other partnerships, the structuring or the acquisition of investments and the timing of disposition of investments. As a consequence, conflicts of interest may arise in connection with the decisions made by the Adviser or Blackstone Credit & Insurance, including with respect to the nature or structuring of investments that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In addition, the Fund may make investments that may have a negative impact on related investments made by the shareholders in separate transactions, such as credit investments that, by consequence of the exercise of remedies related to such investments, adversely impact equity-like investments in respect of those same issuers. In selecting and structuring investments appropriate for the Fund, the Adviser or Blackstone Credit & Insurance will consider the investment and tax objectives of the Fund and the shareholders (and those of investors in other investment vehicles managed or advised by the Adviser or Blackstone Credit & Insurance) as a whole, not the investment, tax or other objectives of any shareholder individually.
In addition, certain shareholders also may be investors in Other Clients, including supplemental capital vehicles and co-investment
vehicles that invest alongside the Fund in one or more investments, consistent with applicable law and/or any applicable
SEC-granted
order. Shareholders also might include affiliates of the Firm, such as Other Clients, affiliates of portfolio companies of the Fund or Other Clients, charities, foundations or other entities or programs associated with Firm personnel and/or current or former Firm employees, the Firm’s senior advisors and/or operating partners and any affiliates, funds or persons may also invest in the Fund through the vehicles established in connection with the Firm’s side-by-side
co-investment
rights, subject to applicable law, in each case, without being subject to management fees, and shareholders will not be afforded the benefits of such arrangements. Some of the foregoing Firm related parties are sponsors of feeder vehicles that could invest in the Fund as shareholders. The Firm related sponsors of feeder vehicles generally charge their investors additional fees, including performance based fees, which could provide the Firm current income and increase the value of its ownership position in them. The Firm will therefore have incentives to refer potential investors to these feeder vehicles. All of these Firm related shareholders will have equivalent rights to vote and withhold consents as nonrelated shareholders. Nonetheless, the Firm could have the ability to influence, directly or indirectly, these Firm related shareholders.
It is also possible that the Fund or its portfolio companies will be a counterparty (such counterparties dealt with on an arm’s-length
basis) or participant in agreements, transactions or other arrangements with a shareholder or an affiliate of a shareholder. Such transactions may include agreements to pay performance fees to operating partners, a management team and other related persons in connection with the Fund’s investment therein, which will reduce the Fund’s returns. Such shareholders described in the previous sentences may therefore have different information about the Firm and the Fund than shareholders not similarly positioned. In addition, conflicts of interest may arise in dealing with any such shareholders, and the Adviser and its affiliates may not be motivated to act solely in accordance with its interests relating to the Fund. Similar information disparity may occur as a result of shareholders monitoring their investments in vehicles such as the Fund differently. For example, certain shareholders may periodically request from the Adviser information regarding the Fund, its investments and/or portfolio companies that is not otherwise set forth in (or has yet to be set forth) in the reporting and other information required to be delivered to all shareholders. In such circumstances, the Adviser may provide such information to such shareholders, subject to applicable law and regulations. Unless required by applicable law, the Adviser will not be obligated to affirmatively provide such information to all shareholders (although the Adviser will generally provide the same information upon request and treat shareholders equally in that regard). As a result, certain shareholders may have more information about the Fund than other shareholders, and, unless required by applicable law, the Adviser will have no duty to ensure all shareholders seek, obtain or process the same information regarding the Fund, its investments and/or portfolio companies. Therefore, certain shareholders may be able to take actions on the basis of such information which, in the absence of such information, other shareholders do not take. Furthermore, at certain times the Firm may be restricted from disclosing to the shareholders material non-public
information regarding any assets in which the Fund invests, particularly those investments in which an Other Client or portfolio company that is publicly registered co-invests
with the Fund. In addition, investment banks or other financial institutions, as well as Firm personnel, may also be shareholders. These institutions and personnel are a potential source of information and ideas that could benefit the Fund, and may receive information about the Fund and its portfolio companies in their capacity as a service provider or vendor to the Fund and its portfolio companies.
Possible Future Activities
.
The Firm and its affiliates are expected to expand the range of services that it provides over time. Except as provided herein, the Firm and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Firm and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who might hold or might have held investments similar to those intended to be made by the Fund. These clients could themselves represent appropriate investment opportunities for the Fund or could compete with the Fund for investment opportunities.
Restrictions Arising under the Securities Laws
. The Firm’s activities and the activities of Other Clients (including the holding of securities positions or having one of its employees on the board of directors of a portfolio company) could result in securities law restrictions on transactions in securities held by the Fund, affect the prices of such securities or the ability of such entities to purchase, retain or dispose of such investments, or otherwise create conflicts of interest, any of which could have an adverse impact on the performance of the Fund and thus the return to the shareholders.
The 1940 Act may limit the Fund’s ability to undertake certain transactions with or alongside its affiliates that are registered under the 1940 Act. As a result of these restrictions, the Fund may be prohibited from executing “joint” transactions with the Fund’s 1940 Act registered affiliates, which could include investments in the same portfolio company (whether at the same or different times) or buying investments from, or selling them to, Other Clients. These limitations have the potential to limit the scope of investment opportunities that would otherwise be available to the Fund.
We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Shareholders’ Outside Activities
. A shareholder shall be entitled to and can be expected to have business interests and engage in activities in addition to those relating to the Fund, including business interests and activities in direct competition with the Fund and its portfolio companies, and can engage in transactions with, and provide services to, the Fund or its portfolio companies (which will, in certain circumstances, include providing leverage or other financing to the Fund or its portfolio companies as determined by the Adviser in its sole discretion). None of the Fund, any shareholder or any other person shall have any rights by virtue of the Fund’s operative documents or any related agreements in any business ventures of any shareholder. The shareholder, and in certain cases the Adviser, will have conflicting loyalties in these situations.

Insurance
. The Adviser will cause the Fund to purchase, and/or bear premiums, fees, costs and expenses (including any expenses or fees of insurance brokers) for insurance to insure the Fund and the Board of Trustees against liability in connection with the activities of the Fund. This includes a portion of any premiums, fees, costs and expenses for one or more “umbrella,” group or other insurance policies maintained by the Firm that cover the Fund and one or more of the Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone (including their respective directors, officers, employees, agents, representatives, independent client representative (if any) and other indemnified parties). The Adviser will make judgments about the allocation of premiums, fees, costs and expenses for such “umbrella,” group or other insurance policies among the Fund, one or more Other Clients, the Adviser, Blackstone Credit & Insurance and/or Blackstone on a fair and reasonable basis, subject to approval by the Board of Trustees.
Technological and Scientific Innovations
. Recent technological and scientific innovations have disrupted numerous established industries and those with incumbent power in them. As technological and scientific innovation continues to advance rapidly, it could impact one or more of the Fund’s strategies. Moreover, given the pace of innovation in recent years, the impact on a particular portfolio company might not have been foreseeable at the time the Fund made such investment and could adversely impact the Fund and/or its portfolio companies. Furthermore, Blackstone Credit & Insurance could base investment decisions on views about the direction or degree of innovation that prove inaccurate and lead to losses.
Additional Potential Conflicts of Interest
.
The officers, directors, members, managers, employees and personnel of the Adviser may trade in securities for their own accounts, subject to restrictions and reporting requirements as may be required by law or the Firm’s policies, or otherwise determined from time to time by the Adviser. In addition, certain Other Clients may be subject to the 1940 Act or other regulations that, due to the role of the Firm, could restrict the ability of the Fund to buy investments from, to sell investments to or to invest in the same securities as, such Other Clients. Such regulations may have the effect of limiting the investment opportunities available to the Fund. In addition, as a consequence of Blackstone’s status as a public company, the officers, directors, members, managers and personnel of the Adviser may take into account certain considerations and other factors in connection with the management of the business and affairs of the Fund and its affiliates that would not necessarily be taken into account if Blackstone were not a public company. The directors of Blackstone have fiduciary duties to shareholders of the public company that may conflict with their duties to the Fund. Finally, although the Firm believes its positive reputation in the marketplace provides benefit to the Fund and Other Clients, the Adviser could decline to undertake investment activity or transact with a counterparty on behalf of the Fund for reputational reasons, and this decision could result in the Fund foregoing a profit or suffering a loss.
The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read this prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of March 28, 2024, the beneficial ownership of each current trustee, the Fund’s executive officers and the executive officers and trustees as a group. We are not aware of any person that beneficially owns 5% or more of the outstanding voting shares. Percentage of beneficial ownership is based on 1,238,563,747 Common Shares outstanding as of March 28, 2024.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the offering.

	Type of Ownership	Number	Percentage
Interested Trustees
Brad Marshall	Record/Beneficial	80,157	*
Vikrant Sawhney	Record/Beneficial	47,077	*
Independent Trustees
Robert Bass	Record/Beneficial	5,344	*
Tracy Collins	—	—	—
Vicki L. Fuller	—	—	—
James F. Clark	Record/Beneficial	18,703	*
Michelle Greene	—	—	—
Executive Officers Who Are Not Directors (1)
Jonathan Bock	—	—	—
Carlos Whitaker	Record/Beneficial	3,974	*
Teddy Desloge	Record/Beneficial	4,656	*
Katherine Rubenstein	Record/Beneficial	3,647	*
Matthew Alcide	—	—	—
Oran Ebel	—	—	—
William Renahan	—	—	—
Stacy Wang	—	—	—
All Trustees and Executive Officers as a Group (15 persons)		163,558

*	Less than 1%.
(1)	The address for all of the Fund’s officers and Trustees is c/o Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.

DISTRIBUTIONS
We have declared distributions each month beginning in January 2021 through the date of this prospectus and expect to continue to pay regular monthly distributions. Any distributions we make will be at the discretion of our Board of Trustees, considering factors such as our earnings, cash flow, capital needs and general financial condition and the requirements of Delaware law. As a result, our distribution rates and payment frequency may vary from time to time.
Our Board of Trustees’ discretion as to the payment of distributions will be directed, in substantial part, by its determination to cause us to comply with the RIC requirements. To maintain our tax treatment as a RIC, we generally are required to make aggregate annual distributions to our shareholders of at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt
income, if any. See “Description of our Shares” and “Certain U.S. Federal Income Tax Considerations.”
The per share amount of distributions on Class S, Class D and Class I shares generally differ because of different class-specific shareholder servicing and/or distribution fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S shares will be lower than Class D shares, and Class D shares will be lower than Class I shares because we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to the Class S shares (compared to Class D shares and Class I shares) and we are required to pay higher ongoing shareholder servicing and/or distribution fees with respect to Class D shares (compared to Class I shares).
There is no assurance we will pay distributions in any particular amount, if at all. We may fund any distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. The extent to which we pay distributions from sources other than cash flow from operations will depend on various factors, including the level of participation in our distribution reinvestment plan, how quickly we invest the proceeds from this and any future offering and the performance of our investments. Funding distributions from the sales of assets, borrowings or return of capital will result in us having less funds available to acquire investments. As a result, the return you realize on your investment may be reduced. Doing so may also negatively impact our ability to generate cash flows. Likewise, funding distributions from the sale of additional securities will dilute your interest in us on a percentage basis and may impact the value of your investment especially if we sell these securities at prices less than the price you paid for your shares. We believe the likelihood that we pay distributions from sources other than cash flow from operations will be higher in the early stages of the offering.
From time to time, we may also pay special interim distributions in the form of cash or Common Shares at the discretion of our Board of Trustees.
We have not established limits on the amount of funds we may use from any available sources to make distributions. There can be no assurance that we will achieve the performance necessary to sustain our distributions or that we will be able to pay distributions at a specific rate or at all. The Adviser and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. See “Investment Advisory Agreement and Administration Agreement.”
Consistent with the Code, shareholders will be notified of the source of our distributions. Our distributions may exceed our earnings and profits. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares.

We have elected to be treated, and intend to qualify annually, as a RIC under the Code. To qualify for and maintain RIC tax treatment, we must distribute to our shareholders in each taxable year at least 90% of the sum of our investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net tax-exempt
income for that taxable year. A RIC may satisfy the 90% distribution requirement by actually distributing dividends (other than capital gain dividends) during the taxable year. In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillback dividend” provisions of Subchapter M. If a RIC makes a spillback dividend, the amounts will be included in a shareholder’s gross income for the year in which the spillback dividend is paid.
We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions. See “Certain U.S. Federal Income Tax Considerations.”
When issuing senior securities, we may be prohibited from making distributions if doing so causes us to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.
We have adopted a distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional Common Shares. See “Distribution Reinvestment Plan.”

DESCRIPTION OF OUR SHARES
The following description is based on relevant portions of Delaware law and on our Declaration of Trust and bylaws. This summary is not necessarily complete, and we refer you to Delaware law, our Declaration of Trust and our bylaws for a more detailed description of the provisions summarized below.
General
The terms of the Declaration of Trust authorize an unlimited number of Common Shares of any class, par value $0.01 per share, of which 1,238,563,747 shares were outstanding as of March 28, 2024, and an unlimited number of shares of preferred shares, par value $0.01 per share. The Declaration of Trust provides that the Board of Trustees may classify or reclassify any unissued Common Shares into one or more classes or series of Common Shares or preferred shares by setting or changing the preferences, conversion or other rights, voting powers, restrictions, or limitations as to distributions, qualifications, or terms or conditions of redemption of the shares. There is currently no market for our Common Shares, and we can offer no assurances that a market for our Common Shares will develop in the future. We do not intend for the Common Shares offered under this prospectus to be listed on any national securities exchange. There are no outstanding options or warrants to purchase our Common Shares. No Common Shares have been authorized for issuance under any equity compensation plans. Under the terms of our Declaration of Trust, shareholders shall be entitled to the same limited liability extended to shareholders of private Delaware for profit corporations formed under the Delaware General Corporation Law, 8 Del. C. § 100, et. seq. Our Declaration of Trust provides that no shareholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to us by reason of being a shareholder, nor shall any shareholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any person in connection with the Fund’s assets or the affairs of the Fund by reason of being a shareholder.
None of our Common Shares are subject to further calls or to assessments, sinking fund provisions, obligations of the Fund or potential liabilities associated with ownership of the security (not including investment risks). In addition, except as may be provided by the Board of Trustees in setting the terms of any class or series of Common Shares, no shareholder shall be entitled to exercise appraisal rights in connection with any transaction.
Outstanding Securities

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding as of March 28, 2024
Class S	Unlimited	—	408,159,037
Class D	Unlimited	—	16,561,368
Class I	Unlimited	—	813,843,342
Common Shares
Under the terms of our Declaration of Trust, all Common Shares will have equal rights as to voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Dividends and distributions may be paid to the holders of our Common Shares if, as and when authorized by our Board of Trustees and declared by us out of funds legally available. Except as may be provided by our Board of Trustees in setting the terms of classified or reclassified shares, our Common Shares will have no preemptive, exchange, conversion, appraisal or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract and except that, in order to avoid the possibility that our assets could be treated as “plan assets,” we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a benefit plan investor or a controlling person, restrict or prohibit transfers of such Common Shares or redeem any outstanding Common Shares for such price and on such other terms and conditions as may be determined by or at the direction of the Board of Trustees. In the event of our liquidation, dissolution or winding up, each share of our Common Shares would be entitled to share pro rata in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred shares, if any preferred shares are outstanding at such time. Subject to the rights of holders of any other class or series of shares, each share of our Common Shares will be entitled to one vote on all matters submitted to a vote of shareholders, including the election of Trustees. Except as may be provided by the Board of Trustees in setting the terms of classified or reclassified shares, and subject to the express terms of any class or series of preferred shares, the holders of our Common Shares will possess exclusive voting power. There will be no cumulative voting in the election of Trustees. Subject to the special rights of the holders of any class or series of preferred shares to elect Trustees, each Trustee will be elected by a plurality of the votes cast with respect to such Trustee’s election except in the case where the number of nominees for trusteeships exceeds the number of trustees to be elected, in which case a majority of all votes cast shall be required to elect such nominee. Pursuant to our Declaration of Trust, our Board of Trustees may amend the bylaws to alter the vote required to elect trustees.
Class S Shares
No upfront selling commissions are paid for sales of any Class S shares, however, if you purchase Class S shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 3.5% cap on NAV for Class S shares.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares, including any Class S shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D Shares
No upfront selling commissions are paid for sales of any Class D shares, however, if you purchase Class D shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to 1.5% cap on NAV for Class D shares.
We pay the Intermediary Manager selling commissions over time as a shareholder servicing and/or distribution fee with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of all our outstanding Class D shares, including any Class D shares issued pursuant to our distribution reinvestment plan. The shareholder servicing and/or distribution fees are paid monthly in arrears. The Intermediary Manager reallows (pays) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services.
Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/

brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus.
Class I Shares
No upfront selling commissions or shareholder servicing and/or distribution fees are paid for sales of any Class I shares and financial intermediaries will not charge you transaction or other such fees on Class I shares.
Class I shares are generally available for purchase in this offering only
(1) through fee-based programs,
also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit & Insurance or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) by other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s shares may be exchanged into an equivalent NAV amount of Class I shares.
Other Terms of Common Shares
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering. In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares. In addition, immediately before any liquidation, dissolution or winding up, each Class S share and Class D share will automatically convert into a number of Class I shares (including any fractional shares) with an equivalent NAV as such share.
Preferred Shares
This offering does not include an offering of preferred shares. However, under the terms of the Declaration of Trust, our Board of Trustees may authorize us to issue preferred shares in one or more classes or series without shareholder approval, to the extent permitted by the 1940 Act. The Board of Trustees has the power to fix the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption of each class or series of preferred shares. In the event we issue preferred shares, we will make any required disclosure to shareholders. We will not offer preferred shares to the Adviser or our affiliates except on the same terms as offered to all other shareholders.
Preferred shares could be issued with terms that would adversely affect the shareholders, provided that we may not issue any preferred shares that would limit or subordinate the voting rights of holders of our Common Shares. Preferred shares could also be used as an anti-takeover device through the issuance of shares of a class or series of preferred shares with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that: (1) immediately after issuance and before any dividend or other distribution is made with respect to Common Shares and before any purchase of Common Shares is made, such preferred shares together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred shares, if any are issued, must be entitled as a class voting separately to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two full years or more. Certain matters under the 1940 Act require the affirmative vote of the holders of at least a majority of the outstanding shares of preferred shares (as determined in accordance with the 1940 Act) voting together as a separate class. For example, the vote of such holders of preferred shares would be required to approve a proposal involving a plan of reorganization adversely affecting such securities.
The issuance of any preferred shares must be approved by a majority of our independent Trustees not otherwise interested in the transaction, who will have access, at our expense, to our legal counsel or to independent legal counsel.
Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses
Delaware law permits a Delaware statutory trust to include in its declaration of trust a provision to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever. Our Declaration of Trust provides that our Trustees will not be liable to us or our shareholders for monetary damages for breach of fiduciary duty as a trustee to the fullest extent permitted by Delaware law. Our Declaration of Trust provides for the indemnification of any person to the full extent permitted, and in the manner provided, by Delaware law. In accordance with the 1940 Act, we will not indemnify certain persons for any liability to which such persons would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Pursuant to our Declaration of Trust and subject to certain exceptions described therein, we will indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Trustee or officer of the Fund and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (ii) any individual who, while a Trustee or officer of the Fund and at the request of the Fund, serves or has served as a trustee, officer, partner or trustee of any corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity (each such person, an “Indemnitee”), in each case to the fullest extent permitted by Delaware law. Notwithstanding the foregoing, we will not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by an Indemnitee unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations, (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction, or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which securities were offered or sold as to indemnification for violations of securities laws.

We will not indemnify an Indemnitee against any liability or loss suffered by such Indemnitee unless (i) the Fund determines in good faith that the course of conduct that caused the loss or liability was in the best interest of the Fund, (ii) the Indemnitee was acting on behalf of or performing services for the Fund, (iii) such liability or loss was not the result of (A) negligence or misconduct, in the case that the party seeking indemnification is a Trustee (other than an independent Trustee), officer, employee, controlling person or agent of the Fund, or (B) gross negligence or willful misconduct, in the case that the party seeking indemnification is an independent Trustee, and (iv) such indemnification or agreement to hold harmless is recoverable only out of assets of the Fund and not from the shareholders.
In addition, the Declaration of Trust permits the Fund to advance reasonable expenses to an Indemnitee, and we will do so in advance of final disposition of a proceeding (a) if the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund, (b) the legal proceeding was initiated by a third party who is not a shareholder or, if by a shareholder of the Fund acting in his or her capacity as such, a court of competent jurisdiction approves such advancement and (c) upon the Fund’s receipt of (i) a written affirmation by the trustee or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Fund and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the standard of conduct was not met.
Delaware Law and Certain Declaration of Trust Provisions
Organization and Duration
We were formed in Delaware on February 11, 2020, and will remain in existence until dissolved in accordance with our Declaration of Trust or pursuant to Delaware law.
Purpose
Under the Declaration of Trust, we are permitted to engage in any business activity that lawfully may be conducted by a statutory trust organized under Delaware law and, in connection therewith, to exercise all of the rights and powers conferred upon us pursuant to the agreements relating to such business activity.
Our Declaration of Trust contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. Our Board of Trustees may, without shareholder action, authorize the issuance of Common Shares in one or more classes or series, including preferred shares; our Board of Trustees may, without shareholder action, amend our Declaration of Trust to increase the number of our Common Shares, of any class or series, that we will have authority to issue; and our Declaration of Trust provides that, while we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Trustees. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Sales and Leases to the Fund
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except as otherwise permitted under the 1940 Act, we may not purchase or lease assets in which the Adviser or any of its affiliates have an interest unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the assets are sold or leased upon terms that are reasonable to us and at a price not to exceed the lesser of cost or fair market value as determined by an independent expert. However, the Adviser may purchase assets in its own name (and assume loans in connection) and temporarily hold title, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for us, or the completion of construction of the assets, so long as all of the following conditions are met: (i) the assets are purchased by us at a price no greater than the cost of the assets to the Adviser; (ii) all income generated by, and the expenses associated with, the assets so acquired will be treated as belonging to us; and (iii) there are no other benefits arising out of such transaction to the Adviser apart from compensation otherwise permitted by the Omnibus Guidelines, as adopted by the NASAA.
Sales and Leases to our Adviser, Trustees or Affiliates
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we may not sell assets to the Adviser or any of its affiliates unless such sale is approved by the holders of a majority of our outstanding Common Shares. Our Declaration of Trust also provides that we may not lease assets to the Adviser or any affiliate thereof unless all of the following conditions are met: (a) the transaction is fully disclosed to the shareholders in a prospectus or in a periodic report; and (b) the terms of the transaction are fair and reasonable to us.
Loans
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, except for the advancement of indemnification funds, no loans, credit facilities, credit agreements or otherwise may be made by us to the Adviser or any of its affiliates.
Commissions on Financing, Refinancing or Reinvestment
Our Declaration of Trust provides that, unless otherwise permitted by the 1940 Act or applicable guidance or exemptive relief of the SEC, we generally may not pay, directly or indirectly, a commission or fee to the Adviser or any of its affiliates in connection with the reinvestment of cash available for distribution, available reserves, or the proceeds of the resale, exchange or refinancing of assets.
Lending Practices
Our Declaration of Trust provides that, with respect to financing made available to us by the Adviser, the Adviser may not receive interest in excess of the lesser of the Adviser’s cost of funds or the amounts that would be charged by unrelated lending institutions on comparable loans for the same purpose. The Adviser may not impose a prepayment charge or penalty in connection with such financing and the Adviser may not receive points or other financing charges. In addition, the Adviser will be prohibited from providing financing to us with a term in excess of 12 months.
Number of Trustees; Vacancies; Removal
Our Declaration of Trust provides that the number of Trustees will be set by our Board of Trustees in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Trustees may at any time increase or decrease the number of Trustees. Our Declaration of Trust provides that the number of Trustees generally may not be less than one. Except as otherwise required by applicable requirements of the 1940 Act and as may be provided by our Board of Trustees in setting the terms of any class or series of preferred shares, pursuant to an election under our Declaration of Trust, any and all vacancies on our Board of Trustees may be filled only by the affirmative vote of a majority of the remaining Trustees in office, even if the remaining Trustees do not constitute a quorum, and any Trustee elected to fill a vacancy will serve for the remainder of the full term of the Trustee for whom the vacancy occurred and until a successor is elected and qualified, subject to any applicable requirements of the 1940 Act. Independent Trustees will nominate replacements for any vacancies among the independent Trustees’ positions.
Our Declaration of Trust provides that a Trustee may be removed only for cause and only by a majority of the remaining Trustees (or in the case of the removal of a Trustee that is not an interested person, a majority of the remaining Trustees that are not interested persons). Our Declaration of Trust provides that, notwithstanding the foregoing provision, any Trustee may be removed with or without cause upon the vote of a majority of then-outstanding Common Shares.
We have a total of seven members of our Board of Trustees, five of whom are independent Trustees. Our Declaration of Trust provides that a majority of our Board of Trustees must be independent Trustees except for a period of up to 60 days after the death, removal or resignation of an independent Trustee pending the election of his or her successor. Each Trustee will hold office until his or her successor is duly elected and qualified. While we do not intend to list our Common Shares on any securities exchange, if any class of our Common Shares is listed on a national securities exchange, our
Board of Trustees will be divided into three classes of Trustees serving staggered terms of three years each.
Action by Shareholders
Our bylaws provide that shareholder action can be taken at an annual meeting or a special meeting of shareholders or by unanimous consent in lieu of a meeting. The shareholders will only have voting rights as required by the 1940 Act or as otherwise provided for in the Declaration of Trust. The Fund expects to hold annual meetings. Special meetings may be called by the Trustees and certain of our officers, and will be limited to the purposes for any such special meeting set forth in the notice thereof. In addition, our organizational documents provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast 10% or more of the votes entitled to be cast at the meeting. The secretary shall provide all shareholders, within ten days after receipt of said request, written notice either in person or by mail of the date, time and location of such requested special meeting and the purpose of the meeting. Any special meeting called by such shareholders is required to be held not less than fifteen nor more than 60 days after notice is provided to shareholders of the special meeting. These provisions will have the effect of significantly reducing the ability of shareholders being able to have proposals considered at a meeting of shareholders.
With respect to special meetings of shareholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Trustees at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Trustees or (3) provided that the Board of Trustees has determined that Trustees will be elected at the meeting, by a shareholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Declaration of Trust.
Our Declaration of Trust also provides that, subject to the provisions of any class or series of Common Shares then outstanding and the mandatory provisions of any applicable laws or regulations or other provisions of the Declaration of Trust, the following actions may be taken by the shareholders, without concurrence by our Board of Trustees or the Adviser, upon a vote by the holders of more than 50% of the outstanding shares entitled to vote to:

•	modify the Declaration of Trust;

•	remove the Adviser or appoint a new investment adviser;

•	dissolve the Fund;

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	remove any Trustee with or without cause (provided the aggregate number of Trustees after such removal shall not be less than the minimum required by the Declaration of Trust).
Subject to the mandatory provisions of any applicable laws or regulations and subject to the other provisions of our Declaration of Trust, a plurality of all votes cast at a meeting of shareholders duly called and at which a quorum is present shall be sufficient, without concurrence by our Board of Trustees, to elect a Trustee, provided that, in the case where the number of nominees for the trusteeships (or, if applicable, the trusteeships of a particular class of Trustees) exceeds the number of such Trustees to be elected, a majority of all votes cast shall be required to elect such nominee.
The purpose of requiring shareholders to give us advance notice of nominations and other business, as set forth in our bylaws, is to afford our Board of Trustees a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Trustees, to inform shareholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of shareholders. Although our Declaration of Trust does not give our Board of Trustees any power to disapprove shareholder nominations for the election of Trustees or proposals recommending certain action, they may have the effect of precluding a contest for the election of Trustees or the consideration of shareholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of trustees or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our shareholders.
Our Adviser or the Board of Trustees may not, without the approval of a vote by the holders of more than 50% of the outstanding shares entitled to vote on such matters:

•	amend the Declaration of Trust except for amendments that would not adversely affect the rights of our shareholders;

•
except as otherwise permitted under the Investment Advisory Agreement, voluntarily withdraw as our investment adviser unless such withdrawal would not affect our tax status and would not materially adversely affect our shareholders;

•	appoint a new investment adviser (other than a sub-adviser pursuant to the terms of the Investment Advisory Agreement and applicable law);

•	sell all or substantially all of our assets other than in the ordinary course of business; or

•	cause the merger or similar reorganization of the Fund.
Amendment of the Declaration of Trust and Bylaws
Our Declaration of Trust provides that shareholders are entitled to vote upon a proposed amendment to the Declaration of Trust if the amendment would alter or change the powers, preferences or special rights of the shares held by such shareholders so as to affect them adversely. Approval of any such amendment requires at least a majority of the votes cast by such shareholders at a meeting of shareholders duly called and at which a quorum is present. In addition, amendments to our Declaration of Trust to make our Common Shares a “redeemable security” or to convert the Fund, whether by merger or otherwise, from a closed-end
company to an
open-end
company each must be approved by (a) the affirmative vote of shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter prior to the occurrence of a listing of any class of our Common Shares on a national securities exchange and (b) the affirmative vote of shareholders entitled to cast at least two-thirds
of the votes entitled to be cast on the matter upon and following the occurrence of a listing of any class of our Common Shares on a national securities exchange.
Our Declaration of Trust provides that our Board of Trustees has the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws. Except as described above and for certain provisions of our Declaration of Trust relating to shareholder voting and the removal of trustees, our Declaration of Trust provides that our Board of Trustees may amend our Declaration of Trust without any vote of our shareholders.
Actions by the Board of Trustees Related to Merger, Conversion, Reorganization or Dissolution
The Board of Trustees may, without the approval of holders of our outstanding shares, approve a merger, conversion, consolidation or other reorganization of the Fund, provided that the resulting entity is a business development company under the 1940 Act. The Adviser or our Board of Trustees may not cause any other form of merger or other reorganization of the Fund without the affirmative vote by the holders of more than fifty percent (50%) of the outstanding shares of the Fund entitled to vote on the matter. The Fund may be dissolved at any time, without the approval of holders of our outstanding shares, upon affirmative vote by a majority of the Trustees.
Derivative Actions
No person, other than a Trustee, who is not a shareholder shall be entitled to bring any derivative action, suit or other proceeding on behalf of the Fund. Any shareholder may maintain a derivative action on behalf of the Fund. A “derivative” action does not include any derivative or other action arising under the U.S. federal securities laws.
In addition to the requirements set forth in Section 3816 of the Delaware Statutory Trust Statute, a shareholder may bring a derivative action on behalf of the Fund only if the following conditions are met: (i) the shareholder or shareholders must make a pre-suit
demand upon the Board of Trustees to bring the subject action unless an effort to cause the Board of Trustees to bring such an action is not likely to succeed; and a demand on the Board of Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, is composed of Board of Trustees who are not “independent Trustees” (as that term is defined in the Delaware Statutory Trust Statute); and (ii) unless a demand is not required under clause (i) above, the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim; and the Board of Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Board of Trustees determine not to bring such action. For purposes of this paragraph, the Board of Trustees may designate a committee of one or more Trustees to consider a shareholder demand.
Exclusive Delaware Jurisdiction
Each Trustee, each officer and each person legally or beneficially owning a share or an interest in a share of the Fund (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including Section 3804(e) of the Delaware Statutory Trust Statute, (i) irrevocably agrees that any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Delaware Statutory Trust Statute or the Declaration of Trust (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of the Declaration of Trust, (B) the duties (including fiduciary duties), obligations or liabilities of the Fund to the shareholders or the Board of Trustees, or of officers or the Board of Trustees to the Fund, to the shareholders or each other, (C) the rights or powers of, or restrictions on, the Fund, the officers, the Board of Trustees or the shareholders, (D) any provision of the Delaware Statutory Trust Statute or other laws of the State of Delaware pertaining to trusts made applicable to the Fund pursuant to Section 3809 of the Delaware Statutory Trust Statute or (E) any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Statute or the Declaration of Trust relating in any way to the Fund (regardless, in each case, of whether such claims, suits, actions or proceedings (x) sound in contract, tort, fraud or otherwise, (y) are based on common law, statutory, equitable, legal or other grounds or (z) are derivative or direct claims)), shall be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction, (ii) irrevocably submits to the exclusive jurisdiction of such courts in connection with any such claim, suit, action or proceeding, (iii) irrevocably agrees not to, and waives any right to, assert in any such claim, suit, action or proceeding that (A) it is not personally subject to the jurisdiction of such courts or any other court to which proceedings in such courts may be appealed, (B) such claim, suit, action or proceeding is brought in an inconvenient forum or (C) the venue of such claim, suit, action or proceeding is improper, (iv) consents to process being served in any such claim, suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such service shall constitute good and sufficient service of process and notice thereof; provided, nothing in clause (iv) hereof shall affect or limit any right to serve process in any other manner permitted by law and (v) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding. The exclusive jurisdiction provisions shall not apply to claims, suits, actions or proceedings arising out of or relating to the federal or state securities laws or the rules and regulations thereunder.
Restrictions on
Roll-Up
Transactions
In connection with a proposed
“roll-up
transaction,” which, in general terms, is any transaction involving the acquisition, merger, conversion or consolidation, directly or indirectly, of us and the issuance of securities of an entity that would be created or would survive after the successful completion of the roll-up
transaction, we will obtain an appraisal of all of our properties from an independent expert. In order to qualify as an independent expert for this purpose, the person or entity must have no material current or prior business or personal relationship with us and must be engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by us, who is qualified to perform such work. Our assets will be appraised on a consistent basis, and the appraisal will be based on the evaluation of all relevant information and will indicate the value of our assets as of a date immediately prior to the announcement of the proposed roll-up
transaction. The appraisal will assume an orderly liquidation of our assets over a
12-month
period. The terms of the engagement of such independent expert will clearly state that the engagement is for our benefit and the benefit of our shareholders. We will include a summary of the appraisal, indicating all material assumptions underlying the appraisal, in a report to the shareholders in connection with the proposed roll-up
transaction. If the appraisal will be included in a prospectus used to offer the securities of the roll-up
entity, the appraisal will be filed with the SEC and the states as an exhibit to the registration statement for the offering.
In connection with a proposed
roll-up
transaction, the person sponsoring the
roll-up
transaction must offer to the shareholders who vote against the proposal a choice of:

•	accepting the securities of the entity that would be created or would survive after the successful completion of the roll-up transaction offered in the proposed roll-up transaction; or

•	one of the following:

•	remaining as shareholders and preserving their interests in us on the same terms and conditions as existed previously; or

•	receiving cash in an amount equal to their pro rata share of the appraised value of our net assets.
We are prohibited from participating in any proposed
roll-up
transaction:

•
which would result in shareholders having voting rights in the entity that would be created or would survive after the successful completion of the roll-up
transaction that are less than those provided in the Declaration of Trust, including rights with respect to the election and removal of directors, annual and special meetings, amendments to the Declaration of Trust and our dissolution;

•
which includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Common Shares by any purchaser of the securities of the entity that would be created or would survive after the successful completion of the roll-up
transaction, except to the minimum extent necessary to preserve the tax status of such entity, or which would limit the ability of an investor to exercise the voting rights of its securities of the entity that would be created or would survive after the successful completion of the roll-up
transaction on the basis of the number of shares held by that investor;

•
in which shareholders’ rights to access to records of the entity that would be created or would survive after the successful completion of the roll-up
transaction will be less than those provided in the Declaration of Trust;

•	in which we would bear any of the costs of the roll-up transaction if the shareholders reject the roll-up transaction; or

•
unless the organizational documents of the entity that would survive the roll-up
transaction provide that neither its adviser nor its intermediary-manager may vote or consent on matters submitted to its shareholders regarding the removal of its adviser or any transaction between it and its adviser or any of its affiliates.

Access to Records
Any shareholder will be permitted access to all of our records to which they are entitled under applicable law at all reasonable times and may inspect and copy any of them for a reasonable copying charge. Inspection of our records by the office or agency administering the securities laws of a jurisdiction will be provided upon reasonable notice and during normal business hours. An alphabetical list of the names, addresses and business telephone numbers of our shareholders, along with the number of Common Shares held by each of them, will be maintained as part of our books and records and will be available for inspection by any shareholder or the shareholder’s designated agent at our office. The shareholder list will be updated at least quarterly to reflect changes in the information contained therein. A copy of the list will be mailed to any shareholder who requests the list within ten days of the request. A shareholder may request a copy of the shareholder list for any proper and legitimate purpose, including, without limitation, in connection with matters relating to voting rights and the exercise of shareholder rights under federal proxy laws. A shareholder requesting a list will be required to pay reasonable costs of postage and duplication. Such copy of the shareholder list shall be printed in alphabetical order, on white paper, and in readily readable type size (no smaller than 10 point font).
A shareholder may also request access to any other corporate records. If a proper request for the shareholder list or any other corporate records is not honored, then the requesting shareholder will be entitled to recover certain costs incurred in compelling the production of the list or other requested corporate records as well as actual damages suffered by reason of the refusal or failure to produce the list. However, a shareholder will not have the right to, and we may require a requesting shareholder to represent that it will not, secure the shareholder list or other information for the purpose of selling or using the list for a commercial purpose not related to the requesting shareholder’s interest in our affairs. We may also require that such shareholder sign a confidentiality agreement in connection with the request.
Reports to Shareholders
Within 60 days after each fiscal quarter, we will distribute our quarterly report on Form
10-Q
to all shareholders of record. In addition, we will distribute our annual report on Form
10-K
to all shareholders within 120 days after the end of each calendar year, which must contain, among other things, a breakdown of the expenses reimbursed by us to the Adviser. These reports will also be available on our website at
www.bcred.com
and on the SEC’s website at
www.sec.gov
.
Subject to availability, you may authorize us to provide prospectuses, prospectus supplements, annual reports and other information, or documents, electronically by so indicating on your subscription agreement, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. Unless you elect in writing to receive documents electronically, all documents will be provided in paper form by mail. You must have internet access to use electronic delivery. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line
charges. Documents will be available on our website at
www.bcred.com
. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an
e-mail
message that will include instructions on how to retrieve the document. If our
e-mail
notification is returned to us as “undeliverable,” we will contact you to obtain your updated
e-mail
address. If we are unable to obtain a valid
e-mail
address for you, we will resume sending a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume sending you a paper copy of all required documents. However, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.
Conflict with the 1940 Act
Our Declaration of Trust provide that, if and to the extent that any provision of Delaware law, or any provision of our Declaration of Trust conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DETERMINATION OF NET ASSET VALUE
We expect to determine our NAV for each class of Common Shares each month as of the last day of each calendar month. The NAV per share for each class of Common Shares is determined by dividing the value of total assets attributable to the class minus liabilities attributable to the class by the total number of Common Shares outstanding of the class at the date as of which the determination is made.
We conduct the valuation of our investments, upon which our NAV is based, at all times consistent with GAAP and the 1940 Act. We value our investments in accordance with ASC 820 and Rule
2a-5
under the 1940 Act, which defines fair value as the value of a portfolio investment for which market quotations are not readily available. A market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. ASC 820 prioritizes the use of observable market prices derived from such prices over entity-specific inputs. Due to the inherent uncertainties of valuation, certain estimated fair values may differ significantly from the values that would have been realized had a readily available market quotation for these investments existed, and these differences could be material.
Investments for which market quotations are readily available will typically be valued at those market quotations. To validate market quotations, we will utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. To assess the continuing appropriateness of pricing sources and methodologies, the Adviser regularly performs price verification procedures and issues challenges as necessary to independent pricing services or brokers, and any differences are reviewed in accordance with the valuation procedures. The Adviser does not adjust the prices unless it has a reason to believe market quotations are not reflective of the fair value of an investment.
Where prices or inputs are not available or, in the judgment of the Board of Trustees, are not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. Securities that are not publicly traded or for which market prices are not readily available, are valued at fair value as determined in good faith by the Board of Trustees, based on, among other things, the input of the Adviser, the Audit Committee and independent valuation firms engaged on the recommendation of the Adviser and at the direction of the Board of Trustees. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. Our Board of Trustees may modify our valuation procedures from time to time.
The Fund’s Board of Trustees undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Fund’s investments for which reliable market quotations are not readily available, or are available but deemed not reflective of the fair value of an investment, which includes, among other procedures, the following:

•
The valuation process begins with each investment being preliminarily valued by the Adviser’s valuation team in conjunction with the Adviser’s investment professionals responsible for each portfolio investment;

•
In addition, independent valuation firms engaged by the Board of Trustees prepare quarter-end
valuations of such investments except de minimis investments, as determined by the Adviser. The independent valuation firms provide a final range of values on such investments to the Board of Trustees and the Adviser. The independent valuation firms also provide analyses to support their valuation methodology and calculations;

•
The Adviser’s Valuation Committee reviews each valuation recommendation to confirm they have been calculated in accordance with the valuation policy and compares such valuations to the independent valuation firms’ valuation ranges to ensure the Adviser’s valuations are reasonable;

•	The Adviser’s Valuation Committee makes valuation recommendations to the Audit Committee;

•
The Audit Committee reviews the valuation recommendations made by the Adviser’s Valuation Committee, including the independent valuation firms’ quarterly valuations, and once approved, recommends them for approval by the Board of Trustees; and

•
The Board of Trustees reviews the valuation recommendations of the Audit Committee and determines the fair value of each investment in the portfolio in good faith based on the input of the Audit Committee, the Adviser’s Valuation Committee and, where applicable, the independent valuation firms and other external service providers.

When we determine our NAV as of the last day of a month that is not also the last day of a calendar quarter, we intend to update the value of securities with reliable market quotations to the most recent market quotation. For securities without reliable market quotations, the Adviser’s valuation team will generally value such assets at the most recent quarterly valuation unless the Adviser determines that a significant observable change has occurred since the most recent quarter end with respect to the investment (which determination may be as a result of a material event at a portfolio company, material change in market spreads, secondary market transaction in the securities of an investment or otherwise). If the Adviser determines such a change has occurred with respect to one or more investments, the Adviser will determine whether to update the value for each relevant investment using a range of values from an independent valuation firm, where applicable, in accordance with our valuation policy, pursuant to authority delegated by the Board of Trustees. Additionally, the Adviser may otherwise determine to update the most recent quarter end valuation of an investment without reliable market quotations that the Adviser considers to be material to the Fund using a range of values from an independent valuation firm.
As part of the valuation process, we will take into account relevant factors in determining the fair value of our investments for which reliable market quotations are not readily available, many of which are loans, including and in combination, as relevant, of: (i) the estimated enterprise value of a portfolio company, (ii) the nature and realizable value of any collateral, (iii) the portfolio company’s ability to make payments based on its earnings and cash flow, (iv) the markets in which the portfolio company does business, (v) a comparison of the portfolio company’s securities to any similar publicly traded securities, and (vi) overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity or debt sale occurs, the Board of Trustees, with the assistance of the Adviser, the Audit Committee and independent valuation firms, considers whether the pricing indicated by the external event corroborates its valuation.
Our most recently determined NAV per share for each class of shares will be available on our website:
www.bcred.com
. We will report our NAV per share as of the last day of each month on our website,
www.bcred.com
, generally within 20 business days of the last day of each month.

PLAN OF DISTRIBUTION
General
We are offering a maximum of $45,000,000,000 in Common Shares pursuant to this prospectus on a “best efforts” basis through Blackstone Securities Partners L.P., the Intermediary Manager, a registered broker-dealer affiliated with the Adviser. Because this is a “best efforts” offering, the Intermediary Manager must only use its best efforts to sell the Common Shares, which means that no underwriter, broker or other person will be obligated to purchase any Common Shares. The Intermediary Manager is headquartered at 345 Park Avenue, New York, NY 10154.
The Common Shares are being offered on a “best efforts” basis, which means generally that the Intermediary Manager is required to use only its best efforts to sell the Common Shares, and it has no firm commitment or obligation to purchase any of the Common Shares. The Fund intends that the Common Shares offered pursuant to this prospectus will not be listed on any national securities exchange, and neither the Intermediary Manager nor the participating brokers intend to act as market-makers with respect to our Common Shares. Because no public market is expected for the Common Shares, shareholders will likely have limited ability to sell their Common Shares until there is a liquidity event for the Fund.
We are offering to the public three classes of Common Shares: Class S shares, Class D shares and Class I shares. We are offering to sell any combination of share classes with a dollar value up to the maximum offering amount. All investors must meet the suitability standards discussed in the section of this prospectus entitled “Suitability Standards.” The share classes have different ongoing shareholder servicing and/or distribution fees.
Class S shares are available through brokerage and transactional-based accounts. Class D shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class D shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D shares, (3) through transaction/brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. Class I shares are generally available for purchase in this offering only (1) through fee-based
programs, also known as wrap accounts, that provide access to Class I shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I shares, (4) through certain registered investment advisers, (5) by our executive officers and trustees and their immediate family members, as well as officers and employees of the Adviser, Blackstone, Blackstone Credit or other affiliates and their immediate family members, and joint venture partners, consultants and other service providers or (6) other categories of investors that we name in an amendment or supplement to this prospectus. In certain cases, where a holder of Class S or Class D shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for this offering, such holder’s Common Shares may be exchanged into an equivalent NAV amount of Class I shares. We may also offer Class I shares to certain feeder vehicles primarily created to hold our Class I shares, which in turn offer interests in themselves to investors; we expect to conduct such offerings pursuant to exceptions to registration under the Securities Act and not as a part of this offering. Such feeder vehicles may have additional costs and expenses, which would be disclosed in connection with the offering of their interests. We may also offer Class I shares to other investment vehicles. The minimum initial investment for Class I shares is $1,000,000, unless waived by the Intermediary Manager. If you are eligible to purchase all three classes of Common Shares, then in most cases you should purchase Class I shares because participating brokers will not charge transaction or other fees, including upfront placement fees or brokerage commissions, on Class I shares and Class I shares have no shareholder servicing and/or distribution fees, which will reduce the NAV or distributions of the other share classes. However, Class I shares will not receive shareholder services. Before making your investment decision, please consult with your investment adviser regarding your account type and the classes of Common Shares you may be eligible to purchase. Neither the Intermediary Manager nor its affiliates will directly or indirectly compensate any person engaged as an investment advisor or bank trust department by a potential investor as an inducement for such investment advisor or bank trust department to advise favorably for an investment in us.
The number of Common Shares we have registered pursuant to the registration statement of which this prospectus forms a part is the number that we reasonably expect to be offered and sold within two years from the initial effective date of the registration statement. Under applicable SEC rules, we may extend this offering one additional year if all of the Common Shares we have registered are not yet sold within two years. With the filing of a registration statement for a subsequent offering, we may also be able to extend this offering beyond three years until the follow-on
registration statement is declared effective. Pursuant to this prospectus, we are offering to the public all of the Common Shares that we have registered. Although we have registered a fixed dollar amount of our Common Shares, we intend effectively to conduct a continuous offering of an unlimited number of Common Shares over an unlimited time period by filing a new registration statement prior to the end of the three-year period described in Rule 415. In such a circumstance, the issuer may also choose to enlarge the continuous offering by including on such new registration statement a further amount of securities, in addition to any unsold securities covered by the earlier registration statement.
This offering must be registered in every state in which we offer or sell Common Shares. Generally, such registrations are for a period of one year. Thus, we may have to stop selling Common Shares in any state in which our registration is not renewed or otherwise extended annually. We reserve the right to terminate this offering at any time and to extend our offering term to the extent permissible under applicable law.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different purchase price per share because shareholder servicing and/or distribution fees differ with respect to each class.
Underwriting Compensation
We entered into an Intermediary Manager Agreement with the Intermediary Manager, pursuant to which the Intermediary Manager agreed to, among other things, manage our relationships with third-party brokers engaged by the Intermediary Manager to participate in the distribution of Common Shares, which we refer to as “participating brokers,” and financial advisors. The Intermediary Manager also coordinates our marketing and distribution efforts with participating brokers and their registered representatives with respect to communications related to the terms of the offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our Common Shares.
Upfront Sales Loads
Class
 S, Class
 D and Class
 I Shares.
No upfront sales load will be paid with respect to Class S shares, Class D shares or Class I shares, however, if you buy Class S shares or Class D shares through certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 3.5% cap on NAV for Class S shares and a 1.5% cap on NAV for Class D shares. Selling agents will not charge such fees on Class I shares.
Shareholder Servicing and/or Distribution Fees — Class S and Class D
The following table shows the shareholder servicing and/or distribution fees we pay the Intermediary Manager with respect to the Class S, Class D and Class I on an annualized basis as a percentage of our NAV for such class. The shareholder servicing and/or distribution fees will be paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class S shares	0.85%
Class D shares	0.25%
Class I shares	—%
Subject to FINRA and other limitations on underwriting compensation described in “—Limitations on Underwriting Compensation” below, we will pay a shareholder servicing and/or distribution fee equal to 0.85% per annum of the aggregate NAV for the Class S shares and a shareholder servicing and/or distribution fee equal to 0.25% per annum of the aggregate NAV for the Class D shares, in each case, payable monthly.
The shareholder servicing and/or distribution fees will be paid monthly in arrears. The distribution and servicing expenses borne by the participating brokers may be different from and substantially less than the amount of shareholder servicing and/ or distribution fees charged. The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. All or a portion of the shareholder servicing and/or distribution fee may be used to pay for sub-transfer
agency,
sub-accounting
and certain other administrative services. The Fund also may pay for these sub-transfer
agency,
sub-accounting
and certain other administrative services outside of the shareholder servicing and/or distribution fees and its Distribution and Servicing Plan. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under our distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding us, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing and/or distribution fee that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
Other Compensation
We or the Adviser may also pay directly, or reimburse the Intermediary Manager if the Intermediary Manager pays on our behalf, any organization and offering expenses (other than any upfront selling commissions and shareholder servicing and/or distribution fees).
Limitations on Underwriting Compensation
We will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets or (iii) the date following the completion of the primary portion of this offering on which, in the aggregate, underwriting compensation from all sources in connection with this offering, including the shareholder servicing and/or distribution fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

In addition, consistent with the exemptive relief allowing us to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), we will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. We may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
This offering is being made in compliance with FINRA Rule 2310. Under the rules of FINRA, all items of underwriting compensation, including any upfront selling commissions, Intermediary Manager fees, reimbursement fees for bona fide due diligence expenses, training and education expenses, non-transaction
based compensation paid to registered persons associated with the Intermediary Manager in connection with the wholesaling of our offering and all other forms of underwriting compensation, will not exceed 10% of the gross offering proceeds (excluding shares purchased through our distribution reinvestment plan).
Term of the Intermediary Manager Agreement
Either party may terminate the Intermediary Manager Agreement upon 60 days’ written notice to the other party or immediately upon notice to the other party in the event such other party failed to comply with a material provision of the Intermediary Manager Agreement. Our obligations under the Intermediary Manager Agreement to pay the shareholder servicing and/or distribution fees with respect to the Class S and Class D shares distributed in this offering as described therein shall survive termination of the agreement until such shares are no longer outstanding (including such shares that have been converted into Class I shares, as described above).
Indemnification
To the extent permitted by law and our Declaration of Trust, we will indemnify the participating brokers and the Intermediary Manager against some civil liabilities, including certain liabilities under the Securities Act, and liabilities arising from an untrue statement of material fact contained in, or omission to state a material fact in, this prospectus or the registration statement of which this prospectus is a part, blue sky applications or approved sales literature.
Supplemental Sales Material
In addition to this prospectus, we will use sales material in connection with the offering of Common Shares, although only when accompanied by or preceded by the delivery of this prospectus. Some or all of the sales material may not be available in certain jurisdictions. This sales material may include information relating to this offering and the past performance of the Adviser and its affiliates. In addition, the sales material may contain quotes from various publications without obtaining the consent of the author or the publication for use of the quoted material in the sales material.
We are offering Common Shares only by means of this prospectus. Although the information contained in the sales material will not conflict with any of the information contained in this prospectus, the sales material does not purport to be complete and should not be considered as a part of this prospectus or the registration statement of which this prospectus is a part, or as incorporated by reference in this prospectus or the registration statement, or as forming the basis of the offering of the Common Shares.

Share Distribution Channels and Special Discounts
We expect our Intermediary Manager to use multiple distribution channels to sell our Common Shares. These channels may charge different brokerage fees for purchases of our Common Shares. Our Intermediary Manager is expected to engage participating brokers in connection with the sale of the Common Shares of this offering in accordance with participating broker agreements.
Offering Restrictions
Notice to
Non-U.S.
Investors
The Common Shares described in this prospectus have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in this prospectus. To the extent you are a citizen of, or domiciled in, a country or jurisdiction outside of the United States, please consult with your advisors before purchasing or disposing of Common Shares.
Country-Specific Legends
Notice to Prospective Investors in the European Economic Area (“EEA”)
Following implementation of the EU Alternative Investment Fund Managers Directive (2011/61/EU) (“AIFMD” which shall include all similar, implementing or supplementary measures, laws and regulations in each member state of the EEA), (an “EEA Member State”), the offering or placement of Common Shares to or with investors domiciled or with a registered office in an EEA Member State (collectively, “European Investors”) may be restricted or prohibited under national law in that EEA Member State, or may be permitted only if the Adviser complies with certain procedural and substantive obligations, where applicable. The inclusion of an offering legend in respect of any EEA Member State does not imply that an offering or placement of Common Shares has been or will be made to or with European Investors; any such offering or placement will be made only where: (i) this is permitted under national law; and (ii) the Adviser, if applicable, complies with all relevant procedural and substantive obligations relating to the offering or placement of Common Shares.
This memorandum is only made available to a European Investor which qualifies as a “Professional Investor” under AIFMD. Accordingly, no key information document required by Regulation (EU) No 1286/2014 (the “PRIIPS Regulation”) for offering or selling Common Shares in the Fund or otherwise making them available to retail investors in the EEA has been prepared. Offering or selling the Common Shares in the Fund or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPS Regulation.
Notice to Prospective Investors in the United Kingdom
The Fund is an unregulated collective investment scheme as defined in the Financial Services and Markets Act 2000 of the United Kingdom (“FSMA 2000”). The Fund has not been authorized, or otherwise recognized or approved by the UK financial conduct authority (“FCA”) and, as an unregulated scheme, it accordingly cannot be promoted in the United Kingdom (“UK”) to the general public.
In the UK, the contents of this prospectus have not been approved by an authorized person within the meaning of Section 21 of FSMA 2000. Approval is required unless an exemption applies under Section 21 of FSMA 2000. Reliance on this prospectus for the purpose of engaging in any investment activity may expose an individual to a significant risk of losing all the property or other assets invested. This prospectus is exempt from the general restriction in Section 21 of FSMA 2000 on the communication of invitations or inducements to engage in investment activity on the grounds that it is communicated in the UK only to restricted categories of recipients, namely: (i) persons believed on reasonable grounds to fall within one of the categories of “investment professionals” as defined in article 19(5) of the FSMA 2000 (financial promotion) order 2005 (the “Promotion Order”); (ii) persons believed on reasonable grounds to be “High Net worth Companies, Unincorporated

Associations, etc.” within the meaning of Article 49 of the Promotion Order; (iii) persons who are “Certified Sophisticated Investors” as described in Article 50 of the Promotion Order, namely persons who hold a current certificate and who have signed a statement in the form prescribed by the Promotion Order not more than twelve months prior to the date of this prospectus; (iv) persons to whom this prospectus may otherwise lawfully be provided in accordance with FSMA 2000, and the Promotion Order (as amended); and (v) if communicated by a firm authorized by the FCA, to persons who fall within the exemptions set out in rule 4.12.B.7 (5) of the FCA’s Conduct of Business Sourcebook. Any person who is in any doubt about the investment to which this prospectus relates should consult an authorized person specialized in advising on investments of the kind in question. Transmission of this prospectus to any other person in the UK is unauthorized and may contravene FSMA 2000.
Notice to Prospective Investors in Switzerland
The Fund has not been approved by the Swiss Financial Market Supervisory Authority (“FINMA”) as a foreign collective investment scheme pursuant to Article 120 of the Swiss Collective Investment Schemes act of June 23, 2006 (“CISA”). Consequently, the Common Shares may not be distributed in or from Switzerland to non-qualified
investors within the meaning of the CISA or otherwise in any manner that would constitute a public offering within the meaning of the Swiss Code of Obligations (“CO”). The Common Shares will not be listed on the SIX Swiss Exchange (“SIX”) or on any other stock exchange or regulated trading facility in Switzerland. This prospectus has been prepared without regard to the disclosure standards for issuance prospectuses under the CISA, article 652a or 1156 CO or the listing rules of SIX or any other exchange or regulated trading facility in Switzerland and therefore does not constitute a prospectus within the meaning of the CISA, Article 652a or 1156 CO or the listing rules of SIX or any other exchange or regulated trading facility in Switzerland. The Common Shares may not be publicly offered (as such term is defined in the CO) in Switzerland and may only be distributed in or from Switzerland to qualified investors (as such term is defined by the CISA and its implementing ordinance). Neither this prospectus nor any other offering or marketing material relating to the Fund or the Common Shares may be distributed to non-qualified
investors within the meaning of the CISA in or from Switzerland or made available in Switzerland in any manner which would constitute a public offering within the meaning of the CO and all other applicable laws and regulations in Switzerland.
Neither this prospectus nor any other offering or marketing material relating to the Fund or the Common Shares have been or will be filed with, or approved by, any Swiss regulatory authority. The investor protection afforded to investors of shares in collective investment schemes under the CISA does not extend to acquirers of the Common Shares.
Notice to Prospective Investors in Hong Kong
The contents of this prospectus have not been reviewed by any regulatory authority in Hong Kong. You are advised to exercise caution in relation to the offer. If you are in any doubt about any of the contents of this prospectus, you should obtain independent professional advice.
The Fund or the issue of this prospectus has not been authorized by the Securities and Futures Commission in Hong Kong pursuant to the Securities and Futures Ordinance (Cap. 571 of the laws of Hong Kong) (the “SFO”). The Common Shares have not been and will not be offered or sold in Hong Kong by means of any prospectus, other than (a) to “Professional Investors” as defined in the SFO and any rules made under that Ordinance; or (b) in other circumstances which do not constitute an offer or invitation to the public within the meaning of the SFO.
Notice to Prospective Investors in Singapore
The offer or invitation of the Common Shares of the Fund, which is the subject of this prospectus, does not relate to a collective investment scheme which is authorized under Section 286 of the Securities and Futures Act, Chapter 289 of Singapore (the “
SFA
”) or recognized under Section 287 of the SFA. The Fund is not authorized or recognized by the Monetary Authority of Singapore (the “
MAS
”), and the Common Shares are not allowed to be offered to the retail public.
This prospectus and any other document or material issued in connection with the offer or sale is not a prospectus as defined in the SFA. Accordingly, statutory liability under the SFA in relation to the content of prospectuses does not apply, and you should consider carefully whether the investment is suitable for you.
This prospectus has not been registered as a prospectus with the MAS, and, accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of Common Shares may not be circulated or distributed, nor may the Common Shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor (as defined in Section 4A(1)(c) of the SFA) (each an “Institutional Investor”) pursuant to Section 304 of the SFA, (ii) to a relevant person (which will include an “accredited investor”) as defined in Section 305 of the SFA or any person pursuant to an offer referred to in Section 305(2) of the SFA (each a “Relevant Investor”), or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.
Certain resale restrictions apply to the offer, and investors are advised to acquaint themselves with such restrictions. Subject to all other restrictions on transferability imposed by the Fund, recipients of this prospectus represent and warrant that where the Common Shares are initially acquired pursuant to an offer made in reliance on an exemption under:

a.	Section 304 of the SFA by an Institutional Investor, subsequent sales of the Common Shares will only be made to another Institutional Investor; and

b.	Section 305 of the SFA by a Relevant Investor, subsequent sales of the Common Shares will only be made to an Institutional Investor or another Relevant Investor.
In addition, it should be noted that where the Common Shares are initially acquired in Singapore pursuant to an offer made in reliance on an exemption under Section 305 of the SFA by:

a.
a corporation referred to in Section 305A(2) of the SFA (a “Relevant Corporation”), the securities of the Relevant Corporation shall not be transferred within 6 months after the Relevant Corporation has acquired any Common Shares unless the transfer is in accordance with the conditions of Section 305A(2) of the SFA; and

b.
a trust referred to in Section 305A(3) of the SFA (a “Relevant Trust”), the rights and interest (howsoever described) of the beneficiaries thereof in the Relevant Trust shall not be transferred within 6 months after any Common Shares have been acquired for the Relevant Trust unless the transfer is in accordance with the conditions of Section 305A(3) of the SFA.

Investors should therefore ensure that their own transfer arrangements comply with the restrictions. Investors should seek legal advice to ensure compliance with the above arrangement.
The prospectus does not constitute an offer or solicitation by anyone in any jurisdiction in which such an offer or solicitation is not authorized or to any person to whom it is unlawful to make such an offer or solicitation.
By accepting receipt of this prospectus, a person in Singapore represents and warrants that he is entitled to receive such material in accordance with the restrictions set forth above and agrees to be bound by the limitations contained herein.
Notice to Prospective Investors in Israel
The offering under this prospectus does not constitute an “Offer to the Public” within the meaning of Section 15(a) of the Israeli Securities Law 5728-1968, and investors in the Common Shares will not be able to rely on the Israeli Securities Law in many matters related to or deriving from this material and/or their investment in the Fund. Accordingly, each Israeli purchaser of the Common Shares will be required to make certain representations and undertake that it is purchasing the Common Shares for investment purposes only, with no intention to sell or distribute them.
The Adviser is not registered nor intends to register as an investment adviser or an investment portfolio manager under the Israeli Regulation of Investment Advice and Investment Portfolio Management Law, 5755–1995 (the “Investment Law”). Furthermore, these Common Shares are not being offered by a licensed marketer of securities pursuant to the Investment Law. Therefore, all Israeli investors will be required to be “Qualified Clients” within the meaning of the Investment Law.
Notice to Prospective Investors in Mexico
The Common Shares have not and will not be registered in the National Registry of Securities maintained by the National Banking and Securities Commission, and may not be publicly offered in Mexico. This prospectus may not be publicly distributed in Mexico. The Common Shares may be offered as private offering in terms of Article 8 of the Securities Market Law.
Notice to Prospective Investors in Chile
This offer is subject to Norma de Caracter General No. 336 issued by the Superintendence of Securities and Insurance of Chile (“SVS”) and commenced on October 12, 2020. This offer is on Common Shares not registered in the Registry of Securities or in the Registry of Foreign Securities of the SVS, and therefore, it is not subject to the SVS oversight. The issuer is under no obligation to release information on the Common Shares in Chile. These Common Shares cannot be subject of a public offering if not previously registered in the pertinent registry of securities.
The offer of the securities mentioned in this prospectus is subject to General Rule No. 336 issued by the Financial Market Commission of Chile (Comisión para el Mercado Financiero or “CMF”). The subject matter of this offer are securities not registered in the Securities Registry (Registro de Valores) of the CMF, nor in the Foreign Securities Registry (Registro de Valores Extranjeros) of the CMF; therefore, such securities are not subject to the supervision of the CMF. Since the securities are not registered in Chile, there is no obligation of the issuer to make publicly available information about the securities in Chile. The securities shall not be subject to public offering in Chile unless they are duly registered in the relevant securities registry of the CMF.
Esta oferta se realiza conforme a la Norma de Carácter General N° 336 de la Superintendencia de Valores y Seguros (“SVS”) y ha comenzado en la fecha de este 12 de octubre, 2020. Esta oferta versa sobre valores no inscritos en el Registro de Valores o en el Registro de Valores extranjeros que lleva la SVS y en consecuencia, estos valores no están sujetos a su fiscalización. No existe de parte del emisor obligación de entregar en Chile información pública respecto de estos valores. Estos valores no podrán ser objeto de oferta pública mientras no sean inscritos en el registro de valores correspondiente.
Notice to Prospective Investors in the People’s Republic of China
This prospectus and the related subscription agreement documents do not and are not intended to constitute a sale, an offer to sell or a solicitation of an offer to buy, directly or indirectly, any securities in the People’s Republic of China (for the purpose of this prospectus only, excluding Taiwan, the Special Administrative Region of Hong Kong and the Special Administrative Region of Macao, the “PRC”).
No marketing activities, advertisements or public inducements have been or will be carried out by the Fund or the Intermediary Manager to the general public within the PRC in relation to the Fund or its affiliates.
This prospectus is intended solely for the use of those qualified investors for the purpose of evaluating a possible investment by them in the Fund and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective managing directors, employees and consultants receiving this prospectus).
Unless otherwise required by the PRC Law or a relevant regulator, this prospectus has not been and will not be filed with or approved by the China Securities Regulatory Commission (CSRC) or any other regulatory authorities or agencies of the PRC pursuant to relevant securities-related or other laws and regulations and may not be offered or sold within the PRC through a public offering or in circumstances which require an examination or approval of or registration with any securities or other regulatory authorities or agencies in the PRC unless otherwise in accordance with the laws and regulations of the PRC.
Notice to Prospective Investors in Taiwan
The Common Shares are not registered in Taiwan and may not be sold, issued or offered in Taiwan. No person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the interests in Taiwan.
The Fund offered herein has not been reviewed or approved by the competent authorities of Taiwan and is not subject to any Taiwan filing or reporting requirement. The Fund offered herein is only permitted to be recommended or introduced to or purchased by investors of an offshore banking unit of a bank (“OBU”) which investors reside outside Taiwan. Investors acquiring the Fund’s Common Shares through an OBU are not eligible to use the financial consumer dispute resolution mechanism under the Taiwan Financial Consumer Protection Law. The Common Shares may be made available for purchase by OBUs acting as trustees on behalf of non-Taiwan
customers of such OBU’s, but may not otherwise be offered or sold in Taiwan.
Notice to Prospective Investors in Argentina
This prospectus does not constitute an invitation to buy or a solicitation of an offer to sell securities or any other products or services in Argentina and Common Shares in the Fund are not and will not be offered or sold in Argentina, in compliance with Section No. 310 of the Argentine Criminal Code, except in circumstances that do not constitute a public offering or distribution under Argentinian laws and regulations. No application has been or will be made the Argentine Comisión Nacional de Valores, the Argentine securities governmental authority, to publicly offer the Fund or the Common Shares thereof in Argentina. This prospectus is being supplied or made available only to those investors who have expressly requested them in Argentina or used in connection with an offer to sell or a solicitation of an offer to buy in Argentina except in circumstances that do not constitute a public offering or distribution under Argentinian laws and regulations. This prospectus is strictly confidential and may not be distributed to any legal or natural person or entity other than the intended recipients thereof.
Notice to Prospective Investors in the Cayman Islands
This is not an offer to the public in the Cayman Islands to subscribe for interests, and applications originating from the Cayman Islands will only be accepted from Cayman Islands exempted companies, Cayman Islands limited liability companies, trusts registered as exempted in the Cayman Islands, Cayman Islands exempted limited partnerships, or companies incorporated in other jurisdictions and registered as foreign companies in the Cayman Islands or limited partnerships formed in other jurisdictions and registered as foreign limited partnerships in the Cayman Islands.

HOW TO SUBSCRIBE
You may buy or request that we repurchase Common Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Intermediary Manager. Because an investment in our Common Shares involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of investments in originated loans, our Common Shares are only suitable as a long-term investment. Because there is no public market for our Common Shares, shareholders may have difficulty selling their Common Shares if we choose to offer to repurchase only some, or even none, of the Common Shares that investors desire to have repurchased in a particular quarter, or if our Board of Trustees modifies or suspends the share repurchase program.
Investors who meet the suitability standards described herein may purchase Common Shares. See “Suitability Standards” in this prospectus. Investors seeking to purchase Common Shares must proceed as follows:

•	Read this entire prospectus and any appendices and supplements accompanying this prospectus.

•
Complete the execution copy of the subscription agreement. A specimen copy of the subscription agreement, including instructions for completing it, is included in this prospectus as Appendix A. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Intermediary Manager. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•
Deliver a check, submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Common Shares being subscribed for along with the completed subscription agreement to the participating broker. Checks should be made payable, or wire transfers directed, to “Blackstone Private Credit Fund.” For Class S and Class D shares, after you have satisfied the applicable minimum purchase requirement of $2,500, additional purchases must be in increments of $500. For Class I shares, after you have satisfied the applicable minimum purchase requirement of $1,000,000, additional purchases must be in increments of $500, unless such minimums are waived by the Intermediary Manager. The minimum subsequent investment does not apply to purchases made under our distribution reinvestment plan.

•
By executing the subscription agreement and paying the total purchase price for the Common Shares subscribed for, each investor attests that he or she meets the suitability standards as stated in the subscription agreement and agrees to be bound by all of its terms. Certain participating brokers may require additional documentation.

A sale of the Common Shares to a subscriber may not be completed until at least five business days after the subscriber receives our final prospectus. Subscriptions to purchase our Common Shares may be made on an ongoing basis, but investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month (unless waived by the Intermediary Manager).
For example, if you wish to subscribe for Common Shares in October, your subscription request must be received in good order at least five business days before November 1. Notice of each share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know our NAV applicable on the effective date of the share purchase, our NAV applicable to a purchase of shares will be available on our website at
www.bcred.com

generally within 20 business days after the effective date of the share purchase; at that time, the number of Common Shares based on that NAV and each shareholder’s purchase will be determined and Common Shares are credited to the shareholder’s account as of the effective date of the share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.
If for any reason we reject the subscription, or if the subscription request is canceled before it is accepted or withdrawn as described below, we will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.
Common Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Common Shares and your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees we have incurred.
You have the option of placing a transfer on death (TOD), designation on your Common Shares purchased in this offering. A TOD designation transfers the ownership of the Common Shares to your designated beneficiary upon your death. This designation may only be made by individuals, not entities, who are the sole or joint owners with right to survivorship of the Common Shares. If you would like to place a TOD designation on your Common Shares, you must check the TOD box on the subscription agreement and you must complete and return a TOD form, which you may obtain from your financial advisor, in order to effect the designation.
Purchase Price
Shares are sold at the then-current NAV per share, as described in “Determination of Net Asset Value.” Each class of Common Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.
If you participate in our distribution reinvestment plan, the cash distributions attributable to the class of Common Shares that you purchase in our primary offering will be automatically invested in additional Common Shares of the same class. The purchase price for Common Shares purchased under our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable.
We will generally adhere to the following procedures relating to purchases of Common Shares in this continuous offering:

•
On each business day, our transfer agent will collect purchase orders. Notwithstanding the submission of an initial purchase order, we can reject purchase orders for any reason, even if a prospective investor meets the minimum suitability requirements outlined in our prospectus. Investors may only purchase our Common Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price of our Common Shares being subscribed at least five business days prior to the first day of the month. If a purchase order is received less than five business days prior to the first day of the month, unless waived by the Intermediary Manager, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. As a result of this process, the price per share at which your order is executed may be different than the price per share for the month in which you submitted your purchase order.

•
Generally, within 20 business days after the first calendar day of each month, we will determine our NAV per share for each share class as of the last calendar day of the immediately preceding month, which will be the purchase price for Common Shares purchased with that effective date.

•	Completed subscription requests will not be accepted by us before two business days before the first calendar day of each month.

•
Subscribers are not committed to purchase Common Shares at the time their subscription orders are submitted and any subscription may be canceled at any time before the time it has been accepted as described in the previous sentence. You may withdraw your purchase request by notifying the transfer agent, through your financial intermediary or directly on our toll-free, automated telephone line,
844-702-1299.

•
You will receive a confirmation statement of each new transaction in your account as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per share is determined. The confirmation statement will include information on how to obtain information we have filed with the SEC and made publicly available on our website,
www.bcred.com
, including supplements to the prospectus.

Our NAV may vary significantly from one month to the next. Through our website at
www.bcred.com
, you will have information about the most recently available NAV per share.
In contrast to securities traded on an exchange or
over-the-counter,
where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, our NAV will be calculated once monthly using our valuation methodology, and the price at which we sell new Common Shares and repurchase outstanding Common Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

SHARE REPURCHASE PROGRAM
We do not intend to list our Common Shares on a securities exchange and we do not expect there to be a public market for our Common Shares. As a result, if you purchase our Common Shares, your ability to sell your Common Shares will be limited.
We have implemented a share repurchase program under which, at the discretion of our Board of Trustees, we may repurchase, in each quarter, up to 5% of the NAV of our Common Shares outstanding (either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. Our Board of Trustees may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the Fund that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. We intend to conduct such repurchase offers in accordance with the requirements of Rule
13e-4
promulgated under the Exchange Act and the 1940 Act. Additionallly, pursuant to Rule
23c-1(a)(10)
under the 1940 Act, the Fund may also repurchase its outstanding Common Shares outside of the share repurchase program. All Common Shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under our share repurchase program, to the extent we offer to repurchase Common Shares in any particular quarter, we expect to repurchase Common Shares pursuant to tender offers using a purchase price equal to the NAV per share as of the Valuation Date, except that Common Shares that have not been outstanding for at least one year will be subject to an Early Repurchase Deduction. The one-year
holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the Valuation Date used in the repurchase of such Common Shares. This Early Repurchase Deduction will also generally apply to minimum account repurchases, discussed below. Shareholders who are exchanging a class of our Common Shares for an equivalent aggregate NAV of another class of our Common Shares will not be subject to, and will not be treated as repurchases for the calculation of, the 5% quarterly calculation on repurchases and will not be subject to the Early Repurchase Deduction. In addition, the Fund’s Common Shares are sold to certain feeder vehicles primarily created to hold the Fund’s Common Shares that in turn offer interests in such feeder vehicles to
non-U.S.
persons. For such feeder vehicles and similar arrangements in certain markets, the Fund may not apply the early repurchase deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Fund for the benefit of remaining shareholders.
We may, from time to time, waive the Early Repurchase Deduction in the following circumstances (subject to the conditions described below):

•	repurchases resulting from death, qualifying disability or divorce;

•	in the event that a shareholder’s Common Shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance;

•	due to trade or operational error; or

•	repurchases of Common Shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Fund.
As set forth above, we may waive the Early Repurchase Deduction in respect of repurchase of Common Shares resulting from the death, qualifying disability (as such term is defined in Section 72(m)(7) of the Code) or divorce of a shareholder who is a natural person, including Common Shares held by such shareholder through a trust or an IRA or other retirement or profit-sharing plan, after (i) in the case of death, receiving written notice from the estate of the shareholder, the recipient of the Common Shares through bequest or inheritance, or, in the case of a trust, the trustee of such trust, who shall have the sole ability to request repurchase on behalf of the trust, (ii) in the case of qualified disability, receiving written notice from such shareholder, provided that the condition causing the qualifying disability was not pre-existing
on the date that the shareholder became a shareholder or (iii) in the case of divorce, receiving written notice from the shareholder of the divorce and the shareholder’s instructions to effect a transfer of the Common Shares (through the repurchase of the Common Shares by us and the subsequent purchase by the shareholder) to a different account held by the shareholder (including trust or an individual retirement account or other retirement or profit-sharing plan). We must receive the written repurchase request within 12 months after the death of the shareholder, the initial determination of the shareholder’s disability or divorce in order for the requesting party to rely on any of the special treatment described above that may be afforded in the event of the death, disability or divorce of a shareholder. In the case of death, such a written request must be accompanied by a certified copy of the official death certificate of the shareholder. If spouses are joint registered holders of Common Shares, the request to have the Common Shares repurchased may be made if either of the registered holders dies or acquires a qualified disability. If the shareholder is not a natural person, such as certain trusts or a partnership, corporation or other similar entity, the right to waiver of the Early Repurchase Deduction upon death, disability or divorce does not apply.
You may tender all of the Common Shares that you own. If you are a participant in the Fund’s distribution reinvestment plan and tender Common Shares that you own, it will impact your participation in the distribution reinvestment plan—see “Distribution Reinvestment Plan.”
In the event the amount of Common Shares tendered exceeds the repurchase offer amount, Common Shares will be repurchased on a pro rata basis with priority for repurchase requests in the case of the death or disability of a shareholder. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. We will have no obligation to repurchase Common Shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent us from accommodating all repurchase requests made in any quarter. Our share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market.
We will offer to repurchase Common Shares on such terms as may be determined by our Board of Trustees in its complete and absolute discretion unless, in the judgment of our independent Trustees, such repurchases would not be in the best interests of our shareholders or would violate applicable law. There is no assurance that our Board of Trustees will exercise its discretion to offer to repurchase Common Shares or that there will be sufficient funds available to accommodate all of our shareholders’ requests for repurchase. As a result, we may repurchase less than the full amount of Common Shares that you request to have repurchased. If we do not repurchase the full amount of your Common Shares that you have requested to be repurchased, or we determine not to make repurchases of our Common Shares, you will likely not be able to dispose of your Common Shares, even if we under-perform. Any periodic repurchase offers will be subject in part to our available cash and compliance with the RIC qualification and diversification rules and the 1940 Act. Shareholders will not pay a fee to us in connection with our repurchase of Common Shares under the share repurchase program.
The Fund will repurchase Common Shares from shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all shareholders. When the Board of Trustees determines that the Fund will repurchase Common Shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Common Shares during the period that a repurchase offer is open may obtain the Fund’s most recent NAV per share on our website at:
www.bcred.com
. However, our repurchase offers will generally use the NAV on or around the last business day of a calendar quarter, which will not be available until after the expiration of the applicable tender offer, so you will not know the exact price of Common Shares in the tender offer when you make your decision whether to tender your Common Shares.

Repurchases of Common Shares from shareholders by the Fund will be paid in cash pursuant to a promissory note after the determination of the relevant NAV per share is finalized. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Common Shares from shareholders by the applicable repurchase offer deadline. The Fund does not impose any charges in connection with repurchases of Common Shares. All Common Shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
The majority of our assets will consist of instruments that cannot generally be readily liquidated without impacting our ability to realize full value upon their disposition. Therefore, we may not always have sufficient liquid resources to make repurchase offers. In order to provide liquidity for share repurchases, we intend to generally maintain under normal circumstances an allocation to syndicated loans and other liquid investments. We may fund repurchase requests from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations we have not established any limits on the amounts we may pay from such sources. Should making repurchase offers, in our judgment, place an undue burden on our liquidity, adversely affect our operations or risk having an adverse impact on the company as a whole, or should we otherwise determine that investing our liquid assets in originated loans or other illiquid investments rather than repurchasing our Common Shares is in the best interests of the Fund as a whole, then we may choose to offer to repurchase fewer Common Shares than described above, or none at all.
In the event that any shareholder fails to maintain the minimum balance of $500 of our Common Shares, we may repurchase all of the Common Shares held by that shareholder at the repurchase price in effect on the date we determine that the shareholder has failed to meet the minimum balance, less any Early Repurchase Deduction. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in our NAV. Minimum account repurchases are subject to Early Repurchase Deduction.
Payment for repurchased Common Shares may require us to liquidate portfolio holdings earlier than our Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase our investment-related expenses as a result of higher portfolio turnover rates. Our Adviser intends to take measures, subject to policies as may be established by our Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Common Shares.

DISTRIBUTION REINVESTMENT PLAN
We have adopted a distribution reinvestment plan, pursuant to which we will reinvest all cash dividends declared by the Board of Trustees on behalf of our shareholders who do not elect to receive their dividends in cash as provided below. As a result, if the Board of Trustees authorizes, and we declare, a cash dividend or other distribution, then our shareholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional Common Shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional Common Shares will be credited to each participating shareholder’s account to three decimal places.
No action is required on the part of a registered shareholder to have his, her or its cash divi de
nd or other distribution reinvested in our Common Shares, except shareholders in certain states. Shareholders can elect to “opt out” of the Fund’s distribution reinvestment plan in their subscription agreements (other than Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan). Alabama, Arkansas, Idaho, Kansas, Kentucky, Maine, Maryland, Massachusetts, Nebraska, New Jersey, North Carolina, Ohio, Oklahoma, Oregon, Vermont and Washington investors and clients of certain participating brokers that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.
If any shareholder initially elects not to participate, they may later become a participant by subsequently completing and executing an enrollment form or any distribution authorization form as may be available from the Fund or SS&C GIDS, Inc. (the “Plan Administrator”). Participation in the distribution reinvestment plan will begin with the next distribution payable after acceptance of a participant’s subscription, enrollment or authorization. Shares will be purchased under the distribution reinvestment plan as of the first calendar day of the month following the record date of the distribution.
If a shareholder seeks to terminate its participation in the distribution reinvestment plan, notice of termination must be received by the Plan Administrator five business days in advance of the first calendar day of the next month in order for a shareholder’s termination to be effective for such month. Any transfer of Common Shares by a participant to a non-participant
will terminate participation in the distribution reinvestment plan with respect to the transferred Common Shares. If a participant elects to tender its Common Shares in full, any Common Shares issued to the participant under the distribution reinvestment plan subsequent to the expiration of the tender offer will be considered part of the participant’s request to tender its Common Shares in full, and shareholder’s participation in the distribution reinvestment plan will be terminated as of the Valuation Date of the applicable tender offer. Any distributions to be paid to such shareholder on or after the Valuation Date will be paid in cash on the scheduled distribution payment date.
If you elect to opt out of the distribution reinvestment plan, you will receive any distributions we declare in cash. There will be no upfront selling commissions or Intermediary Manager fees charged to you if you participate in the distribution reinvestment plan. We will pay the Plan Administrator fees under the distribution reinvestment plan. If your Common Shares are held by a broker or other financial intermediary, you may change your election by notifying your broker or other financial intermediary of your election.
Any purchases of our Common Shares pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state.
The purchase price for Common Shares purchased u
nde
r our distribution reinvestment plan will be equal to the most recent available NAV per share for such Common Shares at the time the distribution is payable. Common Shares issued pursuant to our distribution reinvestment plan will have the same voting rights as the Common Shares offered pursuant to this prospectus.

See our Distribution Reinvestment Plan, which is filed as an exhibit to our registration statement for this offering, for
m
ore information.

REGULATION
The following discussion is a general summary of the material prohibitions and descriptions governing BDCs generally. It does not purport to be a complete description of all of the laws and regulations affecting BDCs.
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as “Qualifying Assets” unless, at the time the acquisition is made, Qualifying Assets represent at least 70% of the company’s total assets. The principal categories of Qualifying Assets relevant to our business are any of the following:

(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an Eligible Portfolio Company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an Eligible Portfolio Company, or from any other person, subject to such rules as may be prescribed by the SEC. An “Eligible Portfolio Company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities that is traded on a national securities exchange;

(ii)	has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the Eligible Portfolio Company; or

(iv)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any Eligible Portfolio Company controlled by the BDC.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an Eligible Portfolio Company purchased from any person in a private transaction if there is no ready market for such securities and the BDC already owns 60% of the outstanding equity of the Eligible Portfolio Company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Significant Managerial Assistance
A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its trustees, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.
Temporary Investments
Pending investment in other types of Qualifying Assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to elsewhere in this prospectus, collectively, as temporary investments, so that 70% of our assets would be Qualifying Assets.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares that it may have outstanding at any time. In particular, the amount of shares that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase shares cannot exceed 25% of the BDC’s total outstanding shares.
Leverage and Senior Securities; Coverage Ratio
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares senior to our Common Shares if our asset coverage, as defined in the 1940 Act, would at least equal 150% immediately after each such issuance. On August 26, 2020, our sole shareholder approved the adoption of this 150% threshold pursuant to Section 61(a)(2) of the 1940 Act and such election became effective the following day. In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We are also permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities.
We have established asset based credit facilities and may establish future facilities or enter into other financing arrangements to facilitate investments and the timely payment of our expenses. Our existing financing facilities bear, and it is anticipated that any future credit facilities will bear interest at floating rates at to be determined spreads over SOFR or another reference rate. Shareholders indirectly bear the costs associated with any borrowings under a credit facility or otherwise, including increased management fees payable to the Adviser as a result of such borrowings. Our current credit facilities require us, and future lenders may require us to pledge assets, commitments and/or drawdowns (and the ability to enforce the payment thereof) and to comply with positive or negative covenants that could have an effect on our operations. In addition, from time to time, our losses on leveraged investments may result in the liquidation of other investments held by us and may result in additional drawdowns to repay such amounts.
We also issued unsecured bonds and may have additional bond offerings in the future.

We may enter into a TRS agreement. A TRS is a contract in which one party agrees to make periodic payments to another party based on the change in the market value of the assets underlying the TRS, which may include a specified security, basket of securities or securities indices during a specified period, in return for periodic payments based on a fixed or variable interest rate. A TRS effectively adds leverage to a portfolio by providing investment exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Because of the unique structure of a TRS, a TRS often offers lower financing costs than are offered through more traditional borrowing arrangements. The Fund would typically have to post collateral to cover this potential obligation. To the extent the Fund complies with the applicable requirements of Rule
18f-4,
the leverage incurred through TRS will not be considered a borrowing for purposes of the Fund’s overall leverage limitation.
We have also created leverage by securitizing our assets (including in CLOs) and retaining the equity portion of the securitized vehicle and may enter into other debt securitizations in the future. Debt securitizations (including in CLOs) are a form of secured financing, which would generally be consolidated on our financial statements and subject to our overall asset coverage requirement. There can be no assurance that we will be able to obtain a CLO debt securitization on favorable terms or at all or that any such financing will benefit our investment performance. We may also from time to time make secured loans of our marginable securities to brokers, dealers and other financial institutions.
Code of Ethics
We and the Adviser have adopted a code of ethics pursuant to Rule
17j-1
under the 1940 Act and
Rule 204A-1
under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address:
publicinfo@sec.gov
.
Affiliated Transactions
We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest
with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser, and, accordingly, are subject to change.
As an investment adviser registered under the Advisers Act, the Adviser has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. Rule
206(4)-6
under the Advisers Act places specific requirements on registered investment advisers with proxy voting authority.
Proxy Policies
The Adviser’s policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interest of the Fund and addresses how it will resolve any conflict of interest that may arise when voting proxies and, in so doing, to maximize the value of the investments made by the Fund, taking into consideration the Fund’s investment horizons and other relevant factors. It will review on a case-by-case
basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.
Decisions on how to vote a proxy generally are made by the Adviser. The Investment Committee and the members of the Investment Team covering the applicable security often have the most intimate knowledge of both a company’s operations and the potential impact of a proxy vote’s outcome. Decisions are based on a number of factors which may vary depending on a proxy’s subject matter, but are guided by the general policies described in the proxy policy. In addition, the Adviser may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy. To ensure that its vote is not the product of a conflict of interest, the Adviser will require the members of the Investment Committee to disclose any personal conflicts of interest they may have with respect to overseeing a Fund’s investment in a particular company.
Proxy Voting Records
You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Blackstone Credit BDC Advisors LLC, 345 Park Avenue, 31st Floor, New York, NY 10154.
Other
We will be periodically examined by the SEC for compliance with the 1940 Act, and be subject to the periodic reporting and related requirements of the 1934 Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any trustee or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present or represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
Our internet address is
www.bcred.com.
We make available free of charge on our website our annual report on Form
10-K,
quarterly reports on Form
10-Q,
current reports on Form
8-K,
proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. shareholders that hold our Common Shares as capital assets. A U.S. shareholder is a shareholder who is, for U.S. federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a U.S. corporation, (iii) a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or (iv) any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. shareholders whose “functional currency” is not the U.S. dollar, tax-exempt
organizations, dealers in securities or currencies, traders in securities that elect mark to market treatment, or persons that will hold our Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address U.S. federal estate or gift taxes, the application of the Medicare tax on net investment income or any U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our Common Shares as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our Common Shares, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.
Taxation as a Regulated Investment Company
The Fund has elected to be treated, and intends to qualify each taxable year, as a RIC under Subchapter M of the Code.
To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Fund must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) have filed with its return for the taxable year an election to be a RIC or have made such election for a previous taxable year; (3) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly-traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly-Traded Partnership”); and (4) diversify its holdings so that, at the end of each quarter of each taxable year of the Fund (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly-Traded Partnerships (described in clause 3(b) above).

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt
income for such taxable year. Generally, the Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year
period ending October 31 of the calendar year and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Fund will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.
A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.
If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its shareholders, and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other non-corporate
shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.
Distributions
Distributions to shareholders by the Fund of ordinary income and of net short-term capital gains, if any, realized by the Fund will generally be taxable to shareholders as ordinary income to the extent such distributions are paid out of the Fund’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the shareholder has owned our Common Shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a shareholder as a return of capital which will be applied against and reduce the shareholder’s basis in his or her Common Shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Common Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Common Shares. Distributions paid by the Fund generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate
shareholders.
Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Common Shares pursuant to the distribution reinvestment plan. Shareholders receiving distributions in the form of additional Common Shares will generally be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. The additional Common Shares received by a shareholder pursuant to the distribution reinvestment plan will have a new holding period commencing on the day following the day on which the Common Shares were credited to the shareholder’s account.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund intends to allocate capital gain dividends, if any, between its Common Shares and preferred shares in proportion to the total dividends paid to each class with respect to such tax year. Shareholders will be notified annually as to the U.S. federal tax status of distributions.
Sale or Exchange of Shares
Upon the sale, exchange or other disposition of our Common Shares (except pursuant to a repurchase by the Fund, as described below), a shareholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the Common Shares. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the Common Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Common Shares have been held for more than one year. For non-corporate
taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.
No loss will be allowed on the sale, exchange or other disposition of Common Shares if the owner acquires (including pursuant to the distribution reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such Common Shares within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a shareholder on the sale, exchange or other disposition of Common Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such Common Shares.
From time to time, the Fund may offer to repurchase its outstanding Common Shares. Shareholders who tender all Common Shares of the Fund held, or considered to be held, by them (and do not own any preferred shares of the Fund) will be treated as having sold their Common Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares or fewer than all Common Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the repurchase of its Common Shares. In such a case, there is a risk that non-tendering
shareholders, and shareholders who tender some but not all of their Common Shares or fewer than all of whose Common Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Common Shares of the Fund.
Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Fund’s Investments
Certain of the Fund’s hedging and derivatives transactions are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.
These rules could therefore affect the character, amount and timing of distributions to shareholders and the Fund’s status as a RIC. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.
Below Investment Grade Instruments
The Fund expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.
Original Issue Discount and Market Discount
For U.S. federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Furthermore, we have elected to amoritze market discount and include such amounts in our taxable income on a current basis, instead of upon disposition of the applicable debt obligation. Because any original issue discount or market discount will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for taxation as a RIC under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus we may become subject to corporate-level income tax.
Currency Fluctuations
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes
The Fund’s investment in
non-U.S.
securities may be subject to
non-U.S.
withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
Preferred Shares or Borrowings
If the Fund utilizes leverage through the issuance of preferred shares or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on Common Shares in certain circumstances. Limits on the Fund’s payments of dividends on Common Shares may prevent the Fund from meeting the distribution requirements described above, and may, therefore, jeopardize the Fund’s qualification for taxation as a RIC and possibly subject the Fund to the 4% excise tax. The Fund will endeavor to avoid restrictions on its ability to make dividend payments.
Backup Withholding
The Fund may be required to withhold from all distributions and redemption proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
Foreign Shareholders
U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign shareholder”), depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.
If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign shareholder, and that satisfy certain other requirements. A foreign shareholder whose income from the Fund is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares. However, a foreign shareholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and gains realized upon the sale, exchange or other disposition of Common Shares.
If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale, exchange or other disposition of Common Shares will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The Fund may be required to withhold from distributions to foreign shareholders that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.
Additional Withholding Requirements
Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Fund pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its “United States account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial
foreign entity, whether such
non-financial
foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial
foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our Common Shares.
Other Taxation
Shareholders may be subject to state, local and foreign taxes on their distributions from the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CERTAIN ERISA CONSIDERATIONS
Each prospective investor that is, or is acting on behalf of, any (i) “employee benefit plan” (within the meaning of Section 3(3) of ERISA) subject to Title I of ERISA, (ii) “plan” described in Section 4975(e)(1) of the Code, subject to Section 4975 of the Code (including, without limitation, an individual retirement account (an “IRA”) and a “Keogh” plan), (iii) plan, account or other arrangement that is subject to provisions under any U.S. or
non-U.S.
federal, state, local or other laws or regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code (collectively, “Similar Laws”), or (iv) entity whose underlying assets are considered to include the assets of any of the foregoing described in clauses (i), (ii) and (iii), pursuant to ERISA or otherwise (each of the foregoing described in clauses (i), (ii), (iii) and (iv) referred to herein as a “Plan”), must independently determine that our Common Shares are an appropriate investment, taking into account its obligations under ERISA, the Code and applicable Similar Laws.
General Fiduciary Matters
ERISA and the Code impose certain duties on persons who are fiduciaries of a Plan which is a Benefit Plan Investor and prohibit certain transactions involving the assets of a Benefit Plan Investor and its fiduciaries or other interested parties. Under ERISA and the Code, any person who exercises any discretionary authority or control over the administration of a Benefit Plan Investor or the management or disposition of the assets of such a Benefit Plan Investor, or who renders investment advice for a fee or other compensation to a Benefit Plan Investor, is generally considered to be a fiduciary of the Benefit Plan Investor. The term Benefit Plan Investor is defined under the Plan Asset Regulations to include any (a) “employee benefit plan” (as defined in section 3(3) of ERISA) subject to the fiduciary responsibility provisions of Title I of ERISA, (b) “plan” as defined in section 4975(e)(1) of the Code subject to Section 4975 of the Code, and (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in the entity (e.g., an entity of which 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors and which does not satisfy another exception under ERISA).
In contemplating an investment in the Fund, each fiduciary of a Plan who is responsible for making such an investment should carefully consider, taking into account the facts and circumstances of the Plan, whether such investment is consistent with the applicable provisions of ERISA, the Code or any Similar Law relating to a fiduciary’s duties to the Plan including, without limitation, the prudence, diversification, delegation of control and prohibited transaction provisions of ERISA, the Code and any other applicable Similar Laws. Furthermore, absent an exemption, the fiduciaries of a Plan should not invest in the Fund with the assets of any Plan if the Fund, the Adviser or any of their respective affiliates is a fiduciary with respect to such assets of the Plan.
Prohibited Transaction Issues
Section 406 of ERISA and Section 4975 of the Code prohibit Benefit Plan Investors from engaging in specified transactions involving plan assets with persons or entities who are “parties in interest,” within the meaning of ERISA, or “disqualified persons,” within the meaning of Section 4975 of the Code, unless an exemption is available. A party in interest or disqualified person who engaged in a non-exempt
prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code. In addition, the fiduciary of the Benefit Plan Investor that engaged in such a non-exempt
prohibited transaction may be subject to penalties and liabilities under ERISA and the Code. The fiduciary of a Benefit Plan Investor that proposes to purchase or hold any Common Shares should consider, among other things, whether such purchase and holding may involve the sale or exchange of any property between a Benefit Plan Investor and a party in interest or disqualified person, or the transfer to, or use by or for the benefit of, a party in interest or disqualified person, of any plan assets. Depending on the satisfaction of certain conditions which may include the identity of the Benefit Plan Investor fiduciary making the decision to acquire or hold the Common Shares on behalf of a Benefit Plan Investor, Prohibited Transaction Class Exemption (“PTCE”)
91-38
(relating to investments by bank collective investment funds), PTCE
84-14
(relating to transactions effected by a “qualified professional asset manager”), PTCE
95-60
(relating to investments by an insurance company general account), PTCE
96-23
(relating to transactions directed by an
in-house
asset manager) or PTCE
90-1
(relating to investments by insurance company pooled separate accounts) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of the foregoing exemptions or any other class, administrative or statutory exemption will be available with respect to any particular transaction involving the Common Shares. It is also possible that one of these exemptions could apply to some aspect of the acquisition or holding of such Common Shares, but not apply to some other aspect of such acquisition or holding. Each of the above-noted exemptions contains conditions and limitations on its application. Fiduciaries of a Benefit Plan Investor considering acquiring and/or holding our Common Shares in reliance on these or any other exemption should carefully review the exemption in consultation with their legal advisors to assure it is applicable. There can be no assurance that all of the conditions of any such exemptions will be satisfied.
Plan Asset Issues
An additional issue concerns the extent to which we or all or a portion of our assets could themselves be treated as subject to the fiduciary responsibility and prohibited transaction provisions of Title I of ERISA and the prohibited transaction provisions of the Code. Under ERISA and the Plan Asset Regulations, when a Benefit Plan Investor invests in an equity interest of an entity that is neither a “publicly-offered security” (within the meaning of the Plan Asset Regulations) nor a security issued by an investment company registered under the 1940 Act, the Benefit Plan Investor’s assets include both the equity interest and an undivided interest in each of the entity’s underlying assets, unless it is established that the entity is an “operating company” or that equity participation in the entity by Benefit Plan Investors is not “significant” (each within the meaning of the Plan Asset Regulations).
Under the Plan Asset Regulations, equity participation in an entity by Benefit Plan Investors is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the total value of any class of equity interests is held by Benefit Plan Investors. For purposes of this determination, the value of equity interests held by a person (other than a Benefit Plan Investor) who has discretionary authority or control with respect to the assets of the entity or that provides investment advice for a fee (direct or indirect) with respect to such assets (or any affiliate of such a person) is disregarded (each of the foregoing, a “Controlling Person”). A “publicly offered security” is defined under the Plan Asset Regulations as a security that is (a) “freely transferable”, (b) part of a class of securities that is “widely held,” and (c) (i) sold to the plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and is part of a class of securities that is registered under the Exchange Act within 120 days after the end of the fiscal year of the issuer during which the offering of such securities to the public has occurred, or (ii) is part of a class of securities that is registered under Section 12 of the Exchange Act.
In the event any class of Common Shares are deemed not to be “publicly-offered securities” within the meaning of the Plan Asset Regulations, the Fund intends to limit Benefit Plan Investors to less than 25%, in accordance with the Plan Asset Regulations and/or to prohibit “Benefit Plan Investors” from acquiring Common Shares that are not a part of a class of Common Shares which are considered “publicly-offered securities”. In this respect, we may require any person proposing to acquire Common Shares to furnish such information as may be necessary to determine whether such person is a Benefit Plan Investor or a Controlling Person and (ii) we will have the power to (a) exclude any shareholder or potential shareholder from purchasing such class of Common Shares and (b) prohibit any redemption of such class of Common Shares, if our Board of Trustees determines that there is a substantial likelihood that such holder’s purchase, ownership or redemption of Common Shares would result in our assets to be characterized as plan assets for purposes of the fiduciary responsibility or prohibited transaction provisions of ERISA or Section 4975 of the Code, and all Common Shares of the Fund shall be subject to such terms and conditions.
If the assets of the Fund were deemed to be “plan assets” of a Benefit Plan Investor under the Plan Asset Regulations, this would result, among other things, in (i) the application of the prudence and other fiduciary responsibility standards of ERISA to investments made by the Fund, and (ii) the possibility that certain transactions in which the Fund might seek to engage could constitute “prohibited transactions” under ERISA and the Code. If a prohibited transaction occurs for which no exemption is available, the Adviser and/or any other fiduciary that has engaged in the prohibited transaction could be required to (i) restore to the Benefit Plan Investor any profit realized on the transaction and (ii) reimburse the Benefit Plan Investor for any losses suffered by the Benefit Plan Investor as a result of the investment. In addition, each disqualified person (within the meaning of Section 4975 of the Code) involved could be subject to an excise tax equal to 15% of the amount involved in the prohibited transaction for each year the transaction continues and, unless the transaction is corrected within statutorily required periods, to an additional tax of 100%. Fiduciaries of Benefit Plan Investors who decide to invest in the Fund could, under certain circumstances, be liable for prohibited transactions or other violations as a result of their investment in the Fund or as co-fiduciaries
for actions taken by or on behalf of the Fund or the Adviser. With respect to an IRA that invests in the Fund, the occurrence of a prohibited transaction involving the individual who established the IRA, or his or her beneficiaries, would cause the IRA to lose its tax-exempt
status.
Plans that are governmental plans (as defined in Section 3(32) of ERISA), certain church plans (as defined in Section 3(33) of ERISA) and
non-U.S.
plans (as described in Section 4(b)(4) of ERISA) may not be subject to the fiduciary responsibility or prohibited transaction rules of ERISA or Section 4975 of the Code, but may be subject to Similar Laws which may affect their investment in our Common Shares. Fiduciaries of any such Plans should consult with counsel in connection with an investment in any class of our Common Shares.
By acceptance of any class of Common Shares, each shareholder will be deemed to have represented and warranted that either (i) no portion of the assets used by such shareholder to acquire or hold the Common Shares constitutes assets of any Plan or (ii) the purchase and holding of the Common Shares by such shareholder will not constitute a non-exempt
prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or similar violation under any applicable Similar Laws.
Reporting of Indirect Compensation
ERISA’s general reporting and disclosure rules, certain Benefit Plan Investors subject to Title I of ERISA are required to file annual reports (Form 5500) with the DOL regarding their assets, liabilities and expenses. To facilitate compliance with these requirements it is noted that the descriptions contained in this prospectus of fees and compensation, including the management fee and incentive compensation payable to the Adviser, are intended to satisfy the disclosure requirements for “eligible indirect compensation” for which the alternative reporting option on Schedule C of Form 5500 may be available.
This prospectus does not constitute an undertaking to provide impartial investment advice and it is not our intention to act in a fiduciary capacity with respect to any Plan. The Adviser, Blackstone, and our and their respective affiliates have a financial interest in shareholders’ investment in our Common Shares on account of the fees and other compensation they expect to receive (as the case may be) from us and their other relationships with us as contemplated in this prospectus. Any such fees and compensation do not constitute fees or compensation rendered for the provision of investment advice to any Plan. Each Plan will be deemed to represent and warrant that it is advised by a fiduciary that is (a) independent of the Adviser, Blackstone and their respective affiliates; (b) capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies contemplated in this prospectus; and (c) a fiduciary (under ERISA, Section 4975 of the Code or applicable Similar Law) with respect to the Plan’s investment in the Common Shares, who is responsible for exercising independent judgment in evaluating the Plan’s investment in the Common Shares and any related transactions.
Each Plan investor is advised to contact its own legal and financial advisors and other fiduciaries unrelated to the Adviser, Blackstone and any of their respective affiliates about whether an investment in our Common Shares, or any decision to continue to hold, transfer or provide any consent with respect to any such Common Shares, may be appropriate for the Plan’s circumstances.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 100 Summer Street, Floor 5, Boston, MA 02110. SS&C GIDS, Inc. acts as our transfer agent and distribution disbursing agent for our Common Shares. The principal business address of SS&C GIDS, Inc. is 430 W. 7th Street, Suite 219270, Kansas City, Missouri 64105-1594, telephone number:
(816) 435-3455.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Trustees, if any, the Adviser will be primarily responsible for the execution of any publicly-traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
EXPERTS
The financial statements of Blackstone Private Credit Fund as of December 31, 2023 and 2022, and for the years ended December 31, 2023 and 2022 and for the period from January 7, 2021 (commencement of operations) to December 31, 2021, included in this Registration Statement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are included in reliance upon the report of such firm given their authority as experts in accounting and auditing.

LEGAL MATTERS
Certain legal matters in connection with the Common Shares have been passed upon for the Fund by Richards, Layton & Finger, P.A., Wilmington, Delaware, as special Delaware counsel to the Fund. Simpson Thacher & Bartlett LLP, Washington, DC, acts as counsel to the Fund.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form
N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to the Common Shares offered by this prospectus. The registration statement contains additional information about us and the Common Shares being offered by this prospectus.
We are required to file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at
http://www.sec.gov.
Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov.
WEBSITE DISCLOSURE
We use our website (
www.bcred.com
) as a channel of distribution of company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, SEC filings and webcasts. The contents of our website are not, however, a part of this Registration Statement.

Blackstone
Investor Data Privacy Notice
Why are you seeing this notice?

•
You may need to provide Personal Data to us as part of your investment into a fund or other investment vehicle (as applicable, the Fund) managed or advised by investment advisers or management companies that are subsidiaries of Blackstone Inc. or its affiliates (and, where applicable, the general partner of the relevant Fund) (collectively, Blackstone).

•
We want you to understand how and why we use, store and otherwise process your Personal Data when you deal with us or our relevant affiliates (including under applicable data protection laws). If this notice (the Data Privacy Notice) has been made available to you, you may have certain rights with respect to your Personal Data under applicable data protection laws (including as described in this Data Privacy Notice).

•
“Personal Data” has the meaning given to it under data protection laws that apply to our processing of your personal information, and includes any information relating to an identified or identifiable individual (such as name, address, date of birth, personal identification numbers, sensitive personal information, and economic information).

•
We ask that investors promptly provide the information contained in this Data Privacy Notice to any individuals whose Personal Data they provide to the Fund or its affiliates in connection with ‘know your client’ / anti-money laundering requests or otherwise.

Please read the information below carefully. It explains how and why Personal Data is processed by us.
Who is providing this notice?
Blackstone is committed to protecting and respecting your privacy. Blackstone is a global financial services firm with offices, branches, operations and entities globally, including as described at this link:
https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA

•
For transparency, the Blackstone entities on whose behalf this privacy statement is made are: (i) the Fund; and (ii) where applicable, the Blackstone general partner, manager and/or investment adviser of the relevant Fund, in each case, with which you contract, transact or otherwise share Personal Data (together, the Fund Parties).

•	Where we use the terms “we”, “us” and “our” in this Data Privacy Notice, we are referring to the Fund and the Fund Parties.

•
Please consult your subscription documents, private placement memorandum or other offering documentation provided to you by or on behalf of the Fund Parties which will further specify the entities and contact details of the Fund Parties relevant to our relationship with you.

•
We welcome investors and their representatives to contact us if they have any queries with respect to the Fund Parties (in particular, which Fund Parties are relevant to their relationship with Blackstone). If you have any queries, please see the ‘
Contact Us
’ section.

When you provide us with your Personal Data, each Fund Party that decides how and why Personal Data is processed acts as a “data controller”. In simple terms, this means that the Fund Party makes certain decisions on how to use and protect your Personal Data – but only to the extent that we have informed you about the use or are otherwise permitted by law.
Where your Personal Data is processed by an entity controlled by, or under common control with, the Blackstone entity/ies managing a Fund for its own purposes, this entity will also be a data controller.

What Personal Data do we collect about you?
The types of Personal Data that we collect and share depends on the product or service you have with us and the nature of your investment. The Personal Data we collect about you may include:

•	Contact information, such as name, e-mail and postal address, and phone number;

•	Demographic information, such as date and country of birth, gender, country of residence, nationality, and citizenship;

•
Government-issued identification numbers provided in connection with a subscription to Funds, such as Social Security number, driver’s license number, passport number, national identification number, and tax identification number;

•	Professional or employment-related information, such as the name of your employer or the organization you represent and your position;

•
Financial information, such as information related to your transactions with us or others, bank account details (
e.g.
, account and routing number), financial account history, information concerning the source of funds used for investments, and details regarding your investment history (
e.g.
, types and amounts of investments) assets, income, and financial returns and positions;

•	Investment preferences;

•
Information related to background checks (
e.g.
, “know your client”, anti-money laundering and sanctions checks) and any information related to applicable restrictions on your investments, such as political exposure or sanctions;

•	Information collected in the context of monitoring and surveillance where permitted or required by applicable law, including recordings of telephone and video calls and CCTV; and

•	Other information you or the organization you represent choose to provide, such as through eligibility questionnaires and ongoing investor relations communications.
We may combine Personal Data that you provide to us with Personal Data that we collect from you, or about you from other sources, in some circumstances. This will include Personal Data collected in an online or offline context.

Where do we obtain your Personal Data?
We collect, and have collected, Personal Data about you from a number of sources, including from you directly:

What	How
Personal data that you give us
•  From the forms and any associated documentation that you complete when subscribing for an investment, shares, interests, and/or opening an account with us. This can include information about your name, address, date of birth, passport details or other national identifier, driving license, your national insurance or Social Security number and income, employment information and details about your investment or retirement portfolio(s), and financial-related data (such as returns and financial positions)

•  When you provide it to us in correspondence and conversations, including electronic communications such as
e-mail
and telephone calls

•  When you make transactions with respect to the Fund

•  When you interact with our online platforms and websites (such as bxaccess.com)

•  When you purchase securities from us and/or tell us where to send money

•  From cookies, web beacons, and similar interactions when you or your devices access our sites

•  When we need to identify you and/or complete necessary security checks, where you visit one of our buildings or attend meetings. This can include form of ID, and your image for CCTV purposes.

Personal data that we obtain from others

We obtain Personal Data from:

•  Publicly available and accessible directories and sources

•  Bankruptcy registers

•  Tax authorities, including those that are based outside the territory in which you are located or domiciled, including the Cayman Islands, the United Kingdom (UK) and the European Economic Area (EEA), if you are subject to tax in another jurisdiction

•  Governmental and competent regulatory authorities to whom we have regulatory obligations

•  Credit agencies

•  Fraud prevention and detection agencies / organizations

•  Transaction counterparties

Why do we process your Personal Data?
We may process or disclose your Personal Data for the following reasons:

Why	How
Contract
It is necessary to perform our contract with you to:

•  Administer, manage and set up your investor account(s) to allow you to purchase your holding (of shares or interests) in our Funds

•  Meet the resulting contractual obligations we have to you

•  Facilitate the continuation or termination of the contractual relationship between you and the Fund

•  Facilitate the transfer of funds, and administering and facilitating any other transaction, between you and the Fund

Compliance with law

It is necessary for compliance with an applicable legal or regulatory obligation to which we are subject, in order to:

•  Undertake our client and investor due diligence, and on-boarding checks

•  Carry out verification, “know your client”, terrorist financing, sanctions, and anti-money laundering checks

•  Verify the identity and addresses of our investors (and, if applicable, their beneficial owners)

•  Comply with requests from regulatory, governmental, tax and law enforcement authorities

•  Carry out surveillance and investigations

•  Carry out audit checks

•  Maintain statutory registers

•  Prevent and detect fraud

•  Comply with sanctions requirements

Legitimate Interests
For our legitimate interests or those of a third party (such as a transaction counterparty or lender) to:

•  Manage and administer your holding in any Funds in which you are invested, and any related accounts on an ongoing basis

•  Assess and process any applications or requests made by you

•  Open, maintain or close accounts in connection with your investment in, or withdrawal from, the Fund scheme

•  Send updates, information and notices or otherwise correspond with you in connection with your investment in the Fund scheme

•  Address or investigate any complaints, claims, proceedings or disputes

•  Provide you with, and inform you about, our investment products and services

•  Monitor and improve our relationships with investors

Why	How

•  Comply with applicable prudential and regulatory obligations, including anti-money laundering, sanctions and “know your client” checks

•  Assist our transaction counterparties to comply with their regulatory and legal obligations (including anti-money laundering, “know your client”, terrorist financing, and sanctions checks)

•  Manage our risk and operations

•  Comply with our accounting and
tax-reporting
requirements

•  Comply with our audit requirements

•  Assist with internal compliance with our policies and processes

•  Ensure appropriate group management and governance

•  Keep our internal records

•  Prepare reports on incidents/accidents

•  Protect our business against fraud, breach of confidence, theft of proprietary materials, and other financial or business crimes (to the extent that this is not required of us by law)

•  Analyze and manage commercial risks

•  Seek professional advice, including legal advice

•  Enable any actual or proposed assignee or transferee, participant or sub-participant
of the partnership’s or Fund vehicles’ rights or obligations to evaluate proposed transactions

•  Facilitate business asset transactions involving the Fund partnership or Fund-related vehicles

•  Monitor communications to/from us using our systems

•  Protect the security and integrity of our information technology systems

•  Protect the security and safety of our buildings and locations where we operate

•  Operate, run and schedule online meetings, webinars and conferences (for example, using Zoom and other online meeting platforms)

•  Manage our financing arrangements with our financiers and financing transaction counterparties, including payment providers, intermediaries, and correspondent / agent banks

•  Monitor the operation of Fund distribution platforms, where these are operated by third parties or service providers

We only rely on these interests where we have considered that, on balance, the legitimate interests are not overridden by your interests, fundamental rights or freedoms.

Monitoring as described in ‘Legitimate interests’ above
We monitor communications where the law requires us to do so. We will also monitor where we are required to do so to comply with regulatory rules and practices and, where we are permitted to do so, to protect our business and the security of our systems.

Who we share your Personal Data with
We may share your Personal Data as follows:

Who	Why
Fund Associates
We share your Personal Data with our associates, related parties and members of our group. This is:

•  To manage our relationship with you

•  For the legitimate interests of a third party in carrying out anti-money laundering, ‘know your client’, and other compliance checks required of them under applicable laws and regulations

•  For the purposes set out in this Data Privacy Notice

Fund Managers, Depositories, Administrators, Custodians, Distributors, Investment Advisers
•  Delivering the services you require

•  Managing your investment

•  Supporting and administering investment-related activities

•  Complying with applicable investment, anti-money laundering and other laws and regulations

Tax Authorities
•  To comply with applicable laws and regulations

•  Where required or requested by tax authorities in the territory in which you are located or domiciled (in particular, Cayman Island or UK/EEA tax authorities) who, in turn, may share your Personal Data with foreign tax authorities

•  Where required or requested by foreign tax authorities, including outside of the territory in which you are located or domiciled (including outside the Cayman Islands or UK/EEA)

Service Providers
•  Delivering and facilitating the services needed to support our business relationship with you (including cloud services)

•  Supporting and administering investment-related activities

•  Where disclosure to the service provider is considered necessary to support Blackstone with the purposes described in section 5 of this Data Privacy Notice

Financing Counterparties, Lenders, Correspondent and Agent Banks
•  Assisting these transaction counterparties with regulatory checks, such as ‘know your client’, and anti-money laundering procedures

•  Sourcing credit for Fund-related entities in the course of our transactions and fund life cycles

Our Lawyers, Auditors and other Professional Advisers
•  Providing you with investment-related services

•  To comply with applicable legal and regulatory requirements

•  Supporting Blackstone with the purposes described in section 5 of this Data Privacy Notice

In exceptional circumstances, we will share your Personal Data with:

•	Competent regulatory, prosecuting and other governmental agencies or litigation counterparties, in a country or territory; and

•	Other organizations and agencies – where we are required to do so by law.
Do you have to provide us with this Personal Data?
Where we collect Personal Data from you, we will indicate if:

•	Provision of the Personal Data is necessary for our compliance with a legal obligation; or

•	It is purely voluntary and there are no implications for you if you do not wish to provide us with it.
Unless otherwise indicated, you should assume that we require the Personal Data for business and/or compliance purposes.
Some of the Personal Data that we request is necessary for us to perform our contract with you and if you do not wish to provide us with this Personal Data, it will affect our ability to provide our services to you and manage your investment.
Sending your Personal Data Internationally
We may transfer your Personal Data between different countries to recipients in countries other than the country in which the information was originally collected (including to our affiliates and group members, members of the Fund’s partnership, transaction counterparties, and third-party service providers). Where you are based in the UK, the EU, or another country which imposes data transfer restrictions outside of its territory, this includes transfers outside of the UK and the European Economic Area (“EEA”) or that geographical area, to those countries in which our affiliates, group members, service providers and business partners operate. Those countries may not have the same data protection laws as the country in which you initially provided the information.
Where we transfer Personal Data outside of the UK, the EEA, or other territories subject to data transfer restrictions to other members of our group, our service providers or another third party recipient, we will ensure that our arrangements with them are governed by data transfer agreements or appropriate safeguards, designed to ensure that your Personal Data is protected as required under applicable data protection law (including, where appropriate, under an agreement on terms approved for this purpose by the European Commission or by obtaining your consent).
Please contact us if you would like to know more about these agreements or receive a copy of them. Please see the ‘
Contact Us
’ section for details.
Consent – and your right to withdraw it
Except as may otherwise be required by local law, we do not generally rely on obtaining your consent to process your Personal Data. In particular, we do not generally rely on obtaining your consent where our processing of your Personal Data is subject only to the data protection laws of the UK/EEA (in these circumstances we will usually rely on another legal basis more appropriate in the circumstances, including those set out in “Why do we process your Personal Data?” above). If we do rely on consent for processing of your Personal Data, you have the right to withdraw this consent at any time. Please contact us or send us an
e-mail
at
PrivacyQueries@Blackstone.com
at any time if you wish to do so.

Where required by applicable law, we will obtain your consent for the processing of your Personal Data for direct marketing purposes. If you do receive direct marketing communications from us (for example, by post,
e-mail,
fax or telephone), you may
opt-out
by clicking the link in the relevant communication, completing the forms provided to you (where relevant), or by contacting us (see the ‘
Contact Us
’ section for details).
Retention and Deletion of your Personal Data
We keep your Personal Data for as long as it is required by us for our legitimate business purposes, to perform our contractual obligations or, where longer, such longer period as is required or permitted by law or regulatory obligations which apply to us. We will generally:

•	Retain Personal Data about you throughout the life cycle of any investment you are involved in; and

•	Retain some Personal Data after your relationship with us ends.
As a general principle, we do not retain your Personal Data for longer than we need it. We will usually delete your Personal Data (at the latest) after you cease to be an investor in any fund and there is no longer any legal / regulatory requirement, or business purpose, for retaining your Personal Data.
Your Rights
You may, subject to certain limitations, have data protection rights depending on the data protection laws that apply to our processing of your Personal Data, including the right to:

•	Access your Personal Data

•	Restrict the use of your Personal Data in certain circumstances

•	Have incomplete or inaccurate Personal Data corrected

•	Ask us to stop processing your Personal Data

•	Require us to delete your Personal Data in some limited circumstances
You also have the right in some circumstances to request us to “port” your Personal Data in a portable, re-usable
format to other organizations (where this is possible).
We review and verify requests to protect your Personal Data, and will action data protection requests fairly and in accordance with applicable data protection laws and principles.
If you wish to exercise any of these rights, please see the ‘
Contact Us
’ section for details.
Concerns or Queries
We take your concerns very seriously. We encourage you to bring to our attention any concerns you have about our processing of your Personal Data. This Data Privacy Notice was drafted with simplicity and clarity in mind. We are, of course, happy to provide any further information or explanation needed. Please see the ‘
Contact Us
’ section for details.
Please also contact us via any of the contact methods listed below if you have a disability and require an alternative format of this Data Privacy Notice.

If you want to make a complaint, you can also contact the body regulating data protection in your country, where you live or work, or the location where the data protection issue arose. In particular:

Country	Supervisory Authority

Cayman Islands	Cayman Islands Ombudsman (available at: https://ombudsman.ky )

European Union	A list of the EU data protection authorities and contact details is available by clicking this link: http://ec.europa.eu/newsroom/article29/item-detail.cfm?item_id=612080

United Kingdom	Information Commissioner’s Office (available at: https://ico.org.uk/global/contact-us/ )
Contact Us
Please contact us if you have any questions about this Data Privacy Notice or the Personal Data we hold about you.
Contact us by
e-mail
or access our web form by
e-mailing
PrivacyQueries@Blackstone.com
.
Contact us in writing using this address:

Address

For EU/UK Related Queries	40 Berkeley Square London W1J 5AL United Kingdom

For All Other Queries	345 Park Avenue New York NY 10154
A list of country specific addresses and contacts for locations where we operate is available at
https://privacy.blackstone.com/visitors-online-privacy-notice/#appendixA
Changes to this data privacy notice
We keep this Data Privacy Notice under regular review. Please check regularly for any updates at our investor portal (
www.bxaccess.com
).

Report of Independent Registered Public Accounting Firm
To the shareholders and the Board of Trustees of Blackstone Private Credit Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statements of assets and liabilities of Blackstone Private Credit Fund and its subsidiaries (the “Company”), including the consolidated schedules of investments, as of December 31, 2023 and 2022, the related consolidated statements of operations, cash flows, and changes in net assets for the years ended December 31, 2023 and 2022 and for the period from January 7, 2021 (commencement of operations) to December 31, 2021, and the related notes (referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023 and 2022, and the results of its operations, changes in net assets, and cash flows for the years ended December 31, 2023 and 2022 and for the period from January 7, 2021 (commencement of operations) to December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2023 and 2022, by correspondence with the custodian, loan agents, and borrowers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Investments – Level 3 Fair Value Measurements – Refer to Footnote 2 and 5 in the financial statements
Critical Audit Matter Description
As described in Note 5 to the financial statements, the Company held $43,504,923 thousand of investments classified as level 3 fair value measurements as of December 31, 2023. These investments include illiquid secured debt and unlisted equity securities. The valuation approaches used are based on the facts and circumstances of the underlying investments and involve estimates relating to unobservable valuation inputs.
We identified the valuation of level 3 investments as a critical audit matter given the judgments involved in estimating fair value, including the selection of valuation approaches and development of unobservable inputs. This required a high degree of auditor judgment and extensive audit effort, including the need to involve fair value specialists.
How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to the valuation of level 3 investments included the following, among others:

•	We evaluated the appropriateness of the valuation approaches used for level 3 investments.

•
For certain investments, we tested management’s process for estimating fair value, including evaluating the unobservable valuation inputs by comparison to external sources. For select investments, we used the assistance of our fair value specialists.

•
For certain investments, we developed our own independent estimate of the fair value and compared our estimate to management’s estimate. For select investments, we used the assistance of our fair value specialists.

•	We evaluated the impact of current market events and conditions on the valuation methodologies and unobservable inputs.
/s/ DELOITTE & TOUCHE LLP
New York, New York
March 15, 2024
We have served as the Company’s auditor since 2020.

Blackstone Private Credit Fund
Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share amounts)

	December 31, 2023	December 31, 2022
ASSETS
Investments at fair value
Non-controlled/non-affiliated investments (cost of $48,561,249 and $47,528,550 at December 31, 2023 and December 31, 2022, respectively)	$48,242,813	$46,543,190
Non-controlled/affiliated investments (cost of $558 and $719 at December 31, 2023 and December 31, 2022, respectively)	2,499	2,813
Controlled/affiliated investments (cost of $2,459,916 and $2,406,027 at December 31, 2023 and December 31, 2022 respectively)	2,498,599	2,362,605

Total investments at fair value (cost of $51,021,723 and $49,935,296 at December 31, 2023 and December 31, 2022, respectively)	50,743,911	48,908,608
Cash and cash equivalents (restricted cash of $938 and $3,701 at December 31, 2023 and December 31, 2022, respectively)	1,481,770	1,351,901
Interest receivable from non-controlled/non-affiliated investments	515,902	586,632
Dividend receivable from Controlled/affiliated investments	98,607	69,964
Receivable from broker	266,573	355,742
Deferred financing costs	93,836	102,324
Deferred offering costs	1,032	1,750
Receivable for investments sold	101,460	1,297,385
Subscription receivable	—	9,550
Derivative assets at fair value (Note 6)	14,145	3,952
Other assets	—	5,088

Total assets	$53,317,236	$52,692,896

LIABILITIES
Debt (net of unamortized debt issuance costs of $91,634 and $102,290 at December 31, 2023 and December 31, 2022, respectively)	$23,179,861	$26,493,658
Payable for investments purchased	70,138	1,345,581
Management fees payable (Note 3)	87,272	73,392
Income based incentive fee payable (Note 3)	122,943	94,117
Interest payable	322,597	316,000
Derivative liabilities at fair value (Note 6)	165,541	250,351
Due to affiliates	23,577	38,967
Distribution payable (Note 9)	245,032	198,736
Payable for share repurchases (Note 9)	532,774	1,170,768
Accrued expenses and other liabilities	33,064	26,261

Total liabilities	24,782,799	30,007,831

Commitments and contingencies (Note 8)

NET ASSETS
Common Shares, $0.01 par value (1,123,896,870 and 922,574,582 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively)	11,239	9,226
Additional paid in capital	28,679,353	23,689,778
Distributable earnings (loss)	(156,155)	(1,013,939)

Total net assets	28,534,437	22,685,065

Total liabilities and net assets	$53,317,236	$52,692,896

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Statements of Assets and Liabilities
(in thousands, except share and per share amounts)

	December 31, 2023	December 31, 2022
NET ASSET VALUE PER SHARE
Class I Shares:
Net assets	$18,649,595	$14,537,932
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	734,579,940	591,237,616
Net asset value per share	$25.39	$24.59
Class S Shares:
Net assets	$9,492,496	$6,947,313
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	373,864,258	282,541,041
Net asset value per share	$25.39	$24.59
Class D Shares:
Net assets	$392,346	$1,199,819
Common Shares outstanding ($0.01 par value, unlimited shares authorized)	15,452,672	48,795,925
Net asset value per share	$25.39	$24.59
The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Statements of Operations
(in thousands)

	For the Year Ended December 31,
	2023	2022	2021
Investment income:
From non-controlled/non-affiliated investments:
Interest income	$5,196,090	$3,330,329	$768,141
Payment-in-kind interest income	218,469	129,475	9,267
Dividend income	198	2,152	409
Fee income	3,281	27,939	30,823
From non-controlled/affiliated investments:
Dividend income	16	—	—
From controlled/affiliated investments:
Payment-in-kind interest income	2,420	—	—
Dividend income	317,535	112,452	1,800

Total investment income	5,738,009	3,602,347	810,440

Expenses:
Interest expense	1,759,437	990,538	144,929
Management fees (Note 3)	316,238	259,944	74,560
Income based incentive fees (Note 3)	446,922	288,892	71,500
Capital gains incentive fees (Note 3)	—	(15,058)	15,058
Distribution and shareholder servicing fees
Class S	68,878	50,424	11,752
Class D	1,117	2,302	338
Professional fees	20,114	12,917	3,533
Board of Trustees’ fees	913	877	563
Administrative service expenses (Note 3)	6,729	5,767	2,094
Other general & administrative	23,120	15,156	6,491
Organization costs	—	—	1,090
Amortization of continuous offering costs	3,253	5,036	4,217

Total expenses before excise tax	2,646,721	1,616,795	336,125

Expense support (Note 3)	—	—	(2,199)
Recoupment of expense support (Note 3)	—	—	2,199
Management fees waived (Note 3)	—	—	(18,231)
Incentive fees waived (Note 3)	—	—	(14,870)

Net investment income before excise tax	3,091,288	1,985,552	507,416
Excise tax expense	32,826	975	—

Net investment income after excise tax	3,058,462	1,984,577	507,416

Realized and unrealized gain (loss):
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	550,279	(1,007,789)	111,910
Non-controlled/affiliated investments	(153)	1,062	1,031
Controlled/affiliated investments	81,923	(43,810)	388
Derivative instruments (Note 6)	(13,259)	(4,301)	1,505
Foreign currency and other transactions	(3,085)	9,160	(10,933)

Net change in unrealized appreciation (depreciation)	615,705	(1,045,678)	103,901

Net realized gain (loss):
Non-controlled/non-affiliated investments	(308,777)	(252,197)	12,796
Non-controlled/affiliated investments	213	—	—
Derivative instruments (Note 6)	3,063	(43,104)	—
Forward purchase obligation (Note 8)	—	—	3,709
Syndicated warehouse agreement (Note 8)	—	—	2,334
Foreign currency and other transactions	(5,483)	19,472	(2,274)

Net realized gain (loss)	(310,984)	(275,829)	16,565

Net realized and change in unrealized gain (loss)	304,721	(1,321,507)	120,466

Net increase (decrease) in net assets resulting from operations	$3,363,183	$663,070	$627,882

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Statements of Changes in Net Assets
(in thousands)

	For the Year Ended December 31,
	2023	2022	2021
Operations:
Net investment income after excise tax	$3,058,462	$1,984,577	$507,416
Net change in unrealized appreciation (depreciation)	615,705	(1,045,678)	103,901
Net realized gain (loss)	(310,984)	(275,829)	16,565

Net increase (decrease) in net assets resulting from	3,363,183	663,070	627,882

Distributions to common shareholders:
Class I	(1,729,499)	(1,239,553)	(392,376)
Class S	(767,401)	(478,548)	(112,581)
Class D	(44,882)	(80,303)	(12,065)

Net decrease in net assets resulting from distributions	(2,541,782)	(1,798,404)	(517,022)

Share transactions:
Class I:
Proceeds from shares sold	4,301,597	7,657,964	8,753,643
Share transfers between classes	1,160,908	72,944	20,647
Distributions reinvested	779,404	520,100	139,405
Repurchased shares, net of early repurchase deduction	(2,667,221)	(1,934,680)	(16,150)

Net increase (decrease) from share transactions	3,574,688	6,316,328	8,897,545

Class S:
Proceeds from shares sold	2,442,624	3,867,398	3,376,654
Share transfers between classes	(69,353)	(27,793)	(6,557)
Distributions reinvested	348,634	204,169	41,775
Repurchased shares, net of early repurchase deduction	(441,234)	(207,608)	(183)

Net increase (decrease) from share transactions	2,280,671	3,836,166	3,411,689

Class D:
Proceeds from shares sold	259,923	837,827	445,077
Share transfers between classes	(1,091,555)	(45,151)	(14,090)
Distributions reinvested	18,060	36,842	3,679
Repurchased shares, net of early repurchase deduction	(13,816)	(16,433)	8

Net increase (decrease) from share transactions	(827,388)	813,085	434,674

Total increase (decrease) in net assets	5,849,372	9,830,245	12,854,768
Net assets, beginning of period	22,685,065	12,854,820	52

Net assets, end of period	$28,534,437	$22,685,065	$12,854,820

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Statements of Cash Flows
(in thousands)

	For the Year Ended December 31,
	2023	2022	2021
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$3,363,183	$663,070	$627,882
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized (appreciation) depreciation on investments	(632,049)	1,050,537	(113,329)
Net change in unrealized (appreciation) depreciation on derivative instruments	13,259	4,301	(1,505)
Net change in unrealized (appreciation) depreciation on foreign currency and other transactions	3,085	(9,160)	—
Net realized (gain) loss on investments	308,564	252,197	(12,796)
Net realized (gain) loss on derivative instruments	(3,063)	—	—
Net realized (gain) loss on forward purchase obligation	—	—	(3,709)
Net realized (gain) loss on syndicated warehouse agreement	—	—	(2,334)
Net realized (gain) loss on foreign currency and other transactions	5,483	—	—
Payment-in-kind interest capitalized	(236,822)	(140,006)	(4,910)
Net accretion of discount and amortization of premium	(172,875)	(147,923)	(38,201)
Amortization of deferred financing costs	31,362	25,136	8,834
Amortization of debt issuance costs and original issue discount on notes	27,699	20,823	3,069
Amortization of offering costs	3,253	5,036	4,217
Payment in connection with purchase of Syndicated Warehouse, net of cash received (Note 8)	—	—	(44,521)
Payment in connection with Purchase Agreement transaction, net of cash received (Note 12)	—	—	(697,431)
Purchases of investments	(7,536,897)	(27,899,547)	(32,980,620)
Proceeds from sale of investments and principal repayments	6,551,603	8,698,004	3,664,970
Changes in operating assets and liabilities:
Interest receivable from non-controlled/non-affiliated investments	70,730	(392,139)	(184,082)
Dividend receivable from Controlled/affiliated investments	(28,643)	(69,964)	—
Receivable from broker	89,169	(355,742)	—
Receivable for investments sold	1,195,925	(633,791)	(663,594)
Other assets	5,088	(4,299)	(791)
Payable for investments purchased	(1,275,443)	348,173	878,742
Management fees payable	13,880	38,354	35,038
Income based incentive fees payable	28,826	58,113	36,004
Capital gains incentive fees payable	—	(15,058)	15,058
Interest payable	6,597	265,706	49,238
Due to affiliates	(15,390)	29,619	9,348
Accrued expenses and other liabilities	6,803	22,811	3,450

Net cash provided by (used in) operating activities	1,823,327	(18,185,749)	(29,411,973)

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Statements of Cash Flows
(in thousands)

	For the Year Ended December 31,
	2023	2022	2021
Cash flows from financing activities:
Borrowings on debt	$3,684,216	$20,297,052	$26,764,988
Repayments on debt	(7,235,455)	(11,744,062)	(8,975,052)
Deferred financing costs paid	(26,087)	(59,410)	(82,489)
Debt issuance costs paid	(15,918)	(7,947)	(9,594)
Deferred offering costs paid	(1,733)	(4,865)	(6,061)
Proceeds from issuance of common shares	7,004,144	12,363,189	12,574,547
Repurchased shares, net of early repurchase deduction paid	(3,750,742)	(1,009,799)	(4,120)
Dividends paid in cash	(1,350,683)	(938,436)	(232,312)

Net cash provided by (used in) financing activities	(1,692,258)	18,895,722	30,029,907

Net increase (decrease) in cash and cash equivalents	131,069	709,973	617,934
Effect of foreign exchange rate changes on cash and cash equivalents	(1,200)	23,942	—
Cash and cash equivalents, beginning of period	1,351,901	617,986	52

Cash and cash equivalents, end of period	$1,481,770	$1,351,901	$617,986

Supplemental information and non-cash activities:
Interest paid during the period	$1,946,485	$799,997	$83,793
Distribution payable	245,032	198,736	100,155
Reinvestment of dividends during the period	1,146,098	761,111	184,859
Accrued but unpaid debt financing and debt issuance costs	—	2,718	2,004
Accrued but unpaid offering costs	6	6	627
Share repurchases accrued but not yet paid	532,774	1,158,283	12,205
Excise taxes paid	5,968	—	—
Investments contributed in-kind to joint ventures (Note 11)	—	459,430	—
Non-cash assets acquired/liabilities assumed:
Syndicated Warehouse:
Investments	—	—	300,464
Debt	—	—	(134,000)
Other assets/liabilities, net	—	—	(118,411)
Twin Peaks Acquisition:
Investments	—	—	1,023,188
Debt	—	—	(337,648)
Other assets/liabilities, net	—	—	35,473
The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
First Lien Debt—non-controlled/non-affiliated
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	SOFR + 4.00%	9.47%	1/29/2027	$2,519	$2,521	$2,526	0.01%
Amentum Government Services Holdings, LLC	(9)	SOFR + 4.00%	9.36%	2/15/2029	12,101	12,057	12,129	0.04
Atlas CC Acquisition Corp.	(7)(10)	SOFR + 4.25%	9.90%	5/25/2028	50,466	49,307	45,735	0.16
Atlas CC Acquisition Corp.	(4)(7)(10)	SOFR + 4.00%	9.46%	5/25/2028	5,350	5,150	3,548	0.01
Corfin Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.46%	12/27/2027	5,759	5,721	5,586	0.02
Corfin Holdings, Inc.	(4)(11)	SOFR + 6.00%	11.46%	12/27/2027	25,374	25,374	24,613	0.09
Corfin Holdings, Inc.	(4)(11)	SOFR + 6.00%	11.46%	2/5/2026	1,672	1,657	1,622	0.01
Frontgrade Technologies Holdings, Inc.	(4)(7)(10)	SOFR + 6.75%	12.10%	1/9/2030	2,370	2,300	2,370	0.01
Linquest Corp.	(4)(10)	SOFR + 5.75%	11.23%	7/28/2028	153,956	151,945	151,647	0.53
Loar Group, Inc.	(4)(11)	SOFR + 7.25%	12.71%	10/2/2024	142,825	141,839	142,825	0.50
Loar Group, Inc.	(4)(11)	SOFR + 7.25%	12.71%	10/16/2025	28,773	28,773	28,773	0.10
Loar Group, Inc.	(4)(7)(11)	SOFR + 7.25%	12.71%	4/1/2024	52,535	52,098	51,595	0.18
LSF11 Trinity Bidco, Inc.	(8)	SOFR + 4.00%	9.36%	6/14/2030	1,071	1,069	1,079	0.00
Magneto Components BuyCo, LLC	(4)(6)(7)(10)	SOFR + 6.00%	11.36%	12/5/2030	54,347	52,648	52,629	0.18
Maverick Acquisition, Inc.	(4)(11)	SOFR + 6.25%	11.60%	6/1/2027	48,220	47,615	35,683	0.13
Peraton Corp.	(10)	SOFR + 3.75%	9.21%	2/1/2028	13,470	13,494	13,521	0.05
Vertex Aerospace Services Corp.	(10)	SOFR + 3.25%	8.71%	12/6/2028	11,790	11,748	11,818	0.04
West Star Aviation Acquisition, LLC	(4)(10)	SOFR + 6.00%	11.35%	3/1/2028	14,914	14,633	14,616	0.05

						619,949	602,315	2.11
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	11.25%	6/11/2027	172,313	170,244	166,713	0.58
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	11.18%	6/11/2027	93,295	92,138	90,263	0.32
Alliance Ground	(4)(10)	SOFR + 5.75%	11.18%	6/11/2027	94,658	93,323	91,582	0.32
ENV Bidco AB	(4)(6)(7)(8)	E +5.75%	9.68%	7/19/2029	EUR 114,140	113,610	121,716	0.43
ENV Bidco AB	(4)(6)(10)	SOFR +5.75%	11.10%	7/19/2029	102,349	100,312	101,837	0.36
Livingston International, Inc.	(4)(6)(10)	SOFR + 5.50%	10.95%	4/30/2027	103,554	103,080	98,118	0.34

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Air Freight & Logistics (continued)
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	11.77%	12/9/2026	28,088	27,623	28,088	0.10
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	11.77%	2/5/2029	139,452	137,422	139,452	0.49
Redwood Services Group, LLC	(4)(7)(10)	SOFR + 6.25%	11.70%	6/15/2029	60,184	59,155	59,309	0.21
RoadOne Inc	(4)(5)(7)(11)	SOFR + 6.25%	11.72%	12/30/2028	1,098	1,062	1,075	0.00
RWL Holdings, LLC	(4)(10)	SOFR + 5.75%	11.25%	12/31/2028	272,911	269,041	257,901	0.90
SEKO Global Logistics Network, LLC	(4)(11)	E +5.00%	8.89%	12/30/2026	EUR 34,773	39,915	37,620	0.13
SEKO Global Logistics Network, LLC	(4)(11)	SOFR + 5.00%	10.72%	12/30/2026	68,432	67,909	67,064	0.24
SEKO Global Logistics Network, LLC	(4)(7)(11)	P +4.00%	12.50%	12/30/2026	3,195	3,156	2,962	0.01
SEKO Global Logistics Network, LLC	(4)(11)	SOFR + 5.00%	10.66%	12/30/2026	14,997	14,946	14,697	0.05
The Kenan Advantage Group, Inc.	(10)	SOFR + 3.86%	9.22%	3/24/2026	13,048	13,058	13,025	0.05
Wwex Uni Topco Holdings, LLC	(10)	SOFR + 4.00%	9.61%	7/26/2028	14,041	13,947	13,800	0.05

						1,319,941	1,305,222	4.58
Airlines
Air Canada	(6)(10)	SOFR + 3.50%	9.14%	8/11/2028	12,626	12,616	12,681	0.04
Brown Group Holding, LLC	(9)	SOFR + 2.75%	8.21%	6/7/2028	7,459	7,439	7,476	0.03
United Airlines, Inc.	(6)(10)	SOFR + 3.75%	9.22%	4/21/2028	15,886	15,939	15,966	0.06

						35,994	36,123	0.13
Auto Components
Clarios Global LP	(6)(8)	SOFR + 3.75%	9.11%	5/6/2030	3,491	3,490	3,503	0.01
Metis Buyer, Inc.	(10)	SOFR + 4.00%	9.47%	5/4/2028	27,159	26,698	27,244	0.10
Metis Buyer, Inc.	(4)(7)(10)	SOFR + 3.25%	8.89%	5/4/2028	3,060	2,965	3,014	0.01

						33,153	33,761	0.12
Beverages
Triton Water Holdings, Inc.	(9)	SOFR + 3.25%	8.86%	3/31/2028	44,769	44,081	44,433	0.16
Biotechnology
Grifols Worldwide Operations USA Inc	(8)	SOFR + 2.00%	7.54%	11/15/2027	997	988	999	0.00

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Building Products
Cornerstone Building Brands, Inc.	(6)(9)	SOFR + 5.63%	10.99%	8/1/2028	25,736	25,402	26,063	0.09
Cornerstone Building Brands, Inc.	(6)(9)	SOFR + 3.25%	8.71%	4/12/2028	4,867	4,840	4,877	0.02
CP Atlas Buyer, Inc.	(9)	SOFR + 3.75%	9.21%	11/23/2027	35,708	35,646	35,221	0.12
Engineered Stone Group Holdings III Ltd.	(4)(6)(8)	E +5.75%	9.68%	4/23/2028	EUR 28,739	31,206	27,205	0.10
Engineered Stone Group Holdings III Ltd.	(4)(6)(10)	SOFR + 5.75%	11.39%	4/23/2028	59,425	58,835	50,957	0.18
Fencing Supply Group Acquisition, LLC	(4)(7)(11)	SOFR + 6.00%	11.64%	2/26/2027	110,714	109,659	109,004	0.38
Great Day Improvements, LLC	(4)(10)	SOFR + 6.25%	11.72%	12/29/2027	179,780	177,387	179,780	0.63
Great Day Improvements, LLC	(4)(10)	SOFR + 6.25%	11.89%	12/29/2027	12,192	11,845	12,192	0.04
Jacuzzi Brands, LLC	(4)(11)	SOFR + 6.00%	11.35%	2/25/2025	43,474	43,317	39,236	0.14
Jacuzzi Brands, LLC	(4)(10)	SOFR + 6.00%	11.35%	2/25/2027	187,540	186,022	169,254	0.59
Jacuzzi Brands, LLC	(4)(10)	SOFR + 6.00%	11.35%	2/25/2025	6,319	6,296	5,703	0.02
Kodiak BP, LLC	(10)	SOFR + 3.25%	8.86%	3/12/2028	40,384	40,201	40,369	0.14
L&S Mechanical Acquisition, LLC	(4)(10)	SOFR + 6.25%	11.70%	9/1/2027	113,142	111,774	108,051	0.38
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	11.69%	4/7/2025	148,455	146,699	145,857	0.51
Mi Windows and Doors, LLC	(9)	SOFR + 3.50%	8.96%	12/18/2027	5,489	5,497	5,509	0.02
Oscar AcquisitionCo LLC	(9)	SOFR + 4.50%	9.95%	4/29/2029	3,469	3,362	3,441	0.01
The Chamberlain Group, Inc.	(9)	SOFR + 3.25%	8.71%	11/3/2028	25,209	25,030	25,182	0.09
Windows Acquisition Holdings, Inc.	(4)(11)	SOFR + 6.50%	12.00%	12/29/2026	56,265	55,700	56,265	0.20

						1,078,718	1,044,166	3.66
Capital Markets
Advisor Group Holdings, Inc.	(8)	SOFR + 4.50%	9.86%	8/17/2028	7,138	7,089	7,170	0.03
AllSpring Buyer, LLC	(6)(9)	SOFR + 3.25%	8.89%	11/1/2028	2,948	2,960	2,942	0.01
Apex Group Treasury, LLC	(6)(9)	SOFR + 3.75%	9.38%	7/27/2028	15,140	15,116	15,102	0.05
Apex Group Treasury, LLC	(4)(6)(9)	SOFR + 5.00%	10.40%	7/27/2028	78,749	77,229	78,650	0.28
Aretec Group, Inc.	(6)(8)	SOFR + 4.50%	9.96%	8/9/2030	862	852	862	0.00
Clipper Acquisitions Corp.	(8)	SOFR + 1.75%	7.21%	3/3/2028	1,990	1,983	1,986	0.01
FFML Holdco Ltd	(4)(6)(8)	B + 6.25%	11.92%	11/30/2028	NZD 38,495	23,322	23,909	0.08

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Capital Markets (continued)
Focus Financial Partners LLC	(9)	SOFR + 3.50%	8.86%	6/30/2028	6,983	6,940	7,009	0.02
Focus Financial Partners LLC	(9)	SOFR + 3.25%	8.61%	6/30/2028	1,985	1,969	1,992	0.01
Focus Financial Partners LLC	(9)	SOFR + 2.50%	7.86%	6/30/2028	1,990	1,990	1,993	0.01
Resolute Investment Managers, Inc.	(5)(11)	SOFR + 6.50%	11.85%	4/30/2027	3,923	3,864	2,540	0.01
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.50%	10.95%	12/22/2027	12,151	12,070	12,029	0.04
Superannuation And Investments US, LLC	(6)(9)	SOFR + 3.75%	9.22%	12/1/2028	13,160	13,096	13,210	0.05
The Edelman Financial Engines Center, LLC	(10)	SOFR + 3.50%	8.97%	4/7/2028	18,463	18,431	18,512	0.06

						186,911	187,906	0.66
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	9.96%	9/30/2026	4,899	4,906	4,878	0.02
Formulations Parent Corp.	(4)(6)(7)(10)	SOFR + 5.75%	11.13%	11/15/2030	21,429	20,938	20,966	0.07
Geon Performance Solutions, LLC	(10)	SOFR + 4.75%	10.36%	8/18/2028	3,615	3,597	3,620	0.01
Hyperion Materials & Technologies, Inc.	(9)	SOFR + 5.50%	10.96%	8/30/2028	13,573	13,544	13,402	0.05
Olympus Water US Holding Corp.	(9)	SOFR + 3.75%	9.36%	11/9/2028	5,513	5,503	5,509	0.02
Oxea Corporation	(6)(8)	SOFR + 3.50%	9.01%	10/14/2024	6	6	6	0.00

						48,494	48,381	0.17
Commercial Services & Supplies
Access CIG, LLC	(9)	SOFR + 5.00%	10.39%	8/18/2028	29,328	29,001	29,413	0.10
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	9.21%	5/12/2028	41,148	41,086	41,042	0.14
Anticimex, Inc.	(6)(9)	SOFR + 3.15%	8.46%	11/16/2028	11,765	11,732	11,775	0.04
APX Group, Inc.	(6)(9)	SOFR + 3.25%	8.92%	7/10/2028	17,390	17,362	17,423	0.06
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	11.18%	5/7/2028	384,143	384,143	384,143	1.35
Bazaarvoice, Inc.	(4)(8)	SOFR + 5.75%	11.15%	5/7/2028	24,390	24,390	24,390	0.09
CFS Brands, LLC	(4)(6)(7)(11)	SOFR + 6.00%	11.34%	10/2/2030	201,608	196,925	196,753	0.69
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 4.75%	10.11%	3/31/2028	8,068	8,006	8,068	0.03
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	9.22%	3/31/2028	29,707	29,737	29,511	0.10

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Commercial Services & Supplies (continued)
Divisions Holding Corp.	(4)(10)	SOFR + 4.75%	10.22%	5/27/2028	9,701	9,635	9,653	0.03
EAB Global, Inc.	(9)	SOFR + 3.50%	8.97%	8/16/2028	4,900	4,884	4,900	0.02
Foundational Education Group, Inc.	(4)(9)	SOFR + 4.25%	9.89%	8/31/2028	8,960	8,900	8,781	0.03
FusionSite Midco, LLC	(4)(7)(11)	SOFR + 5.75%	11.36%	11/17/2029	45,467	44,358	44,335	0.16
FusionSite Midco, LLC	(4)(7)(11)	SOFR + 5.75%	11.39%	11/17/2024	4,125	3,892	3,905	0.01
Garda World Security Corp.	(6)(8)	SOFR + 4.25%	9.72%	10/30/2026	12,000	12,021	12,037	0.04
Garda World Security Corp.	(6)(8)	SOFR + 4.25%	9.62%	2/1/2029	9,097	9,031	9,123	0.03
Iris Buyer, LLC	(4)(7)(11)	SOFR + 6.25%	11.60%	10/2/2030	56,234	54,446	54,378	0.19
Java Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.23%	12/15/2027	196,505	193,795	195,707	0.69
Java Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.12%	11/9/2029	12,109	11,462	11,658	0.04
JSS Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.47%	12/17/2030	283,439	280,505	283,439	0.99
Knowledge Pro Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.21%	12/10/2027	53,167	52,182	52,934	0.19
KPSKY Acquisition, Inc.	(4)(10)(18)	SOFR + 5.35%	10.73%	10/19/2028	46,961	46,317	46,492	0.16
KPSKY Acquisition, Inc.	(4)(10)	SOFR + 5.25%	10.76%	10/19/2028	20,949	20,589	20,740	0.07
MaxGen Energy Services Corporation	(4)(7)(11)	SOFR + 5.50%	10.96%	6/2/2027	84,023	82,739	82,749	0.29
Onex Baltimore Buyer, Inc.	(4)(10)(18)	SOFR + 6.00%	10.96%	12/1/2027	187,232	184,765	187,232	0.66
Onex Baltimore Buyer, Inc.	(4)(7)(10)	SOFR + 5.50%	10.96%	12/1/2027	127,747	125,485	126,333	0.44
Polyphase Elevator Holding Co.	(4)(7)(11)	SOFR + 5.50%	10.95%	6/23/2027	16,227	16,177	11,703	0.04
Recycle & Resource US, LLC	(6)(9)	SOFR + 3.50%	9.11%	7/14/2028	5,115	5,089	4,818	0.02
Revspring, Inc.	(8)	SOFR + 4.00%	9.61%	10/11/2025	15,125	15,070	15,074	0.05
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	(9)	SOFR + 3.75%	9.22%	12/8/2028	27,069	26,978	27,069	0.09
USIC Holdings, Inc.	(10)	SOFR + 3.50%	9.11%	5/12/2028	24,438	24,360	24,291	0.09
Vaco Holdings, Inc.	(10)	SOFR + 5.00%	10.43%	1/21/2029	9,032	9,000	8,936	0.03
Veregy Consolidated, Inc.	(11)	SOFR + 6.00%	11.64%	11/2/2027	20,137	20,168	18,224	0.06

						2,004,230	2,007,029	7.02

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Construction & Engineering
Aegion Corporation	(10)	SOFR + 4.75%	10.39%	5/17/2028	15,986	15,965	16,019	0.06
ASP Endeavor Acquisition, LLC	(4)(9)	SOFR + 6.50%	12.13%	5/3/2027	35,100	34,710	32,116	0.11
Brookfield WEC Holdings, Inc.	(9)	SOFR + 3.75%	9.11%	8/1/2025	2,963	2,902	2,976	0.01
COP Home Services TopCo IV, Inc.	(4)(7)(11)	SOFR + 6.00%	11.48%	12/31/2027	211,094	206,716	210,672	0.74
Peak Utility Services Group, Inc.	(4)(11)	SOFR + 5.00%	10.54%	3/2/2028	23,146	23,013	22,798	0.08
Refficiency Holdings, LLC	(10)	SOFR + 3.50%	8.96%	12/16/2027	11,345	11,287	11,375	0.04
Thermostat Purchaser III, Inc.	(4)(7)(10)	SOFR + 4.50%	10.04%	8/31/2028	41,364	40,659	40,927	0.14
Tutor Perini Corp.	(6)(11)	SOFR + 4.75%	10.22%	8/18/2027	2,592	2,609	2,539	0.01

						337,861	339,422	1.19
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	9.11%	10/19/2027	17,001	17,041	17,058	0.06
Containers & Packaging
Ascend Buyer, LLC	(4)(10)	SOFR + 6.25%	11.90%	10/2/2028	11,415	11,142	11,244	0.04
Ascend Buyer, LLC	(4)(7)(10)	SOFR + 6.25%	11.71%	10/2/2028	2,587	2,490	2,496	0.01
Berlin Packaging, LLC	(9)	SOFR + 3.75%	9.21%	3/11/2028	15,439	15,424	15,475	0.05
Charter NEX US, Inc.	(10)	SOFR + 3.75%	9.22%	12/1/2027	18,108	18,141	18,213	0.06
Graham Packaging Co, Inc.	(10)	SOFR + 3.00%	8.47%	8/4/2027	8,923	8,911	8,946	0.03
MAR Bidco Sarl	(6)(9)	SOFR + 3.95%	9.50%	7/6/2028	3,859	3,846	3,672	0.01
Novolex, Inc.	(9)	SOFR + 4.18%	9.63%	4/13/2029	16,942	16,610	17,037	0.06
Pretium PKG Holdings, Inc.	(11)	SOFR + 4.60%	9.99%	10/2/2028	21,969	21,677	17,300	0.06
ProAmpac PG Borrower, LLC	(10)	SOFR + 4.50%	9.89%	9/15/2028	16,355	16,153	16,406	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Containers & Packaging (continued)
Ring Container Technologies Group, LLC	(9)	SOFR + 3.50%	8.97%	8/12/2028	992	989	996	0.00
TricorBraun Holdings, Inc.	(9)	SOFR + 3.25%	8.72%	3/3/2028	7,108	7,073	7,077	0.02
Trident TPI Holdings, Inc.	(9)	SOFR + 4.00%	9.61%	9/15/2028	15,977	15,939	15,954	0.06
Trident TPI Holdings, Inc.	(9)	SOFR + 5.25%	10.60%	9/15/2028	6,071	5,950	6,100	0.02

						144,345	140,916	0.48
Distributors
BP Purchaser, LLC	(4)(10)	SOFR + 5.50%	11.14%	12/10/2028	7,880	7,768	7,565	0.03
BradyIFS Holdings, LLC	(4)(7)(11)	SOFR + 6.00%	11.38%	10/31/2029	204,331	200,024	199,899	0.70
BradyIFS Holdings, LLC	(4)(7)(11)	SOFR + 6.00%	11.37%	10/31/2025	5,517	5,245	5,292	0.02
Bution Holdco 2, Inc.	(4)(11)	SOFR + 6.25%	11.73%	10/17/2025	5,611	5,568	5,611	0.02
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	11.52%	12/29/2026	80,382	79,308	80,382	0.28
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.50%	10.96%	11/2/2026	29,955	29,522	29,206	0.10
Marcone Yellowstone Buyer, Inc.	(4)(7)(10)	SOFR + 6.50%	12.00%	6/23/2028	15,652	15,141	14,583	0.05
Marcone Yellowstone Buyer, Inc.	(4)(7)(10)	SOFR + 6.25%	11.77%	6/23/2028	25,870	25,533	24,286	0.09
NDC Acquisition Corp.	(4)(11)	SOFR + 5.50%	10.95%	3/9/2027	21,881	21,562	21,662	0.08
NDC Acquisition Corp.	(4)(7)(11)	SOFR + 5.50%	10.98%	3/9/2027	514	464	480	0.00
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.50%	11.98%	5/13/2026	9,159	8,930	8,976	0.03
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.50%	11.98%	11/13/2024	73,531	73,037	72,060	0.25
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.75%	11.20%	6/30/2025	64,202	63,538	62,918	0.22

						535,640	532,920	1.87

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 3.50%	8.96%	12/11/2028	20,580	20,268	20,259	0.07
BPPH2 Limited	(4)(6)(8)	S + 6.75%	11.56%	3/2/2028	GBP 40,700	55,369	51,489	0.18
Cambium Learning Group, Inc.	(4)(7)(10)	SOFR + 5.50%	11.02%	7/20/2028	948,713	942,546	948,713	3.32
Colibri Group, LLC	(10)	SOFR + 5.00%	10.58%	3/12/2029	9,846	9,773	9,859	0.03
EM Bidco Limited	(6)(9)	SOFR + 4.25%	9.70%	7/6/2029	7,460	7,393	7,413	0.03
Endeavor Schools Holdings LLC	(4)(11)	SOFR + 6.25%	11.65%	7/18/2029	47,455	46,359	46,743	0.16
Endeavor Schools Holdings LLC	(4)(7)(11)	SOFR + 6.25%	11.64%	7/18/2029	8,728	8,383	8,451	0.03
Go Car Wash Management Corp.	(4)(7)(11)	SOFR + 6.25%	11.71%	12/31/2026	90,012	87,502	86,807	0.30
Groundworks, LLC	(4)(7)(11)	SOFR + 6.50%	11.90%	3/14/2030	823	801	821	0.00
Mckissock Investment Holdings, LLC	(10)	SOFR + 5.00%	10.38%	3/12/2029	27,500	26,825	27,534	0.10
Pre-Paid Legal Services, Inc.	(9)	SOFR + 3.75%	9.22%	12/15/2028	15,736	15,639	15,652	0.05
Spring Education Group, Inc.	(8)	SOFR + 4.50%	9.85%	9/29/2030	13,785	13,618	13,842	0.05
Sunshine Cadence Holdco, LLC	(8)	SOFR + 4.25%	9.86%	3/23/2027	39,192	37,130	38,041	0.13
Sunshine Cadence Holdco, LLC	(4)(7)(10)	SOFR + 6.50%	11.88%	3/23/2027	200	196	200	0.00
Sunshine Cadence Holdco, LLC	(4)(10)	SOFR + 6.50%	11.93%	3/23/2027	700	685	700	0.00
TruGreen Limited Partnership	(10)	SOFR + 4.00%	9.46%	11/2/2027	1,213	1,218	1,174	0.00
University Support Services, LLC	(9)	SOFR + 3.25%	8.71%	2/10/2029	9,835	9,798	9,848	0.03
Weld North Education, LLC	(9)	SOFR + 3.75%	9.22%	12/21/2027	15,200	15,160	15,221	0.05

						1,298,663	1,302,767	4.53

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Diversified Financial Services
Barbri Holdings, Inc.	(4)(10)	SOFR + 5.75%	11.21%		4/28/2028	127,768	126,258	125,851	0.44
Comet Acquisition, Inc.	(9)	SOFR + 4.25%	9.79%		10/24/2025	15,670	15,548	15,661	0.05
Lereta, LLC	(10)	SOFR + 5.25%	10.72%		7/30/2028	29,157	28,966	22,378	0.08
Mitchell International, Inc.	(9)	SOFR + 3.75%	9.40%		10/15/2028	66,371	65,829	66,438	0.23
More Cowbell II, LLC	(4)(7)(10)	SOFR + 6.00%	11.73%		9/1/2030	19,991	19,489	19,664	0.07
More Cowbell II, LLC	(4)(7)(10)	SOFR + 6.00%	11.73%		9/1/2029	523	456	480	0.00
Polaris Newco, LLC	(9)	SOFR + 4.00%	9.47%		6/2/2028	32,832	32,582	32,434	0.11
Sedgwick Claims Management Services, Inc.	(6)(8)	SOFR + 3.75%	9.11%		2/24/2028	5,211	5,168	5,234	0.02
SelectQuote, Inc.	(4)(5)(10)	SOFR + 9.50%	14.96 (incl. 3.00 PIK	% % )	11/5/2024	271,178	270,968	244,060	0.86

							565,264	532,200	1.86
Diversified Telecommunication Services
Numericable US, LLC	(6)(8)	SOFR + 5.50%	10.89%		8/15/2028	22,638	22,402	20,402	0.07
Point Broadband Acquisition, LLC	(4)(11)	SOFR + 6.00%	11.51%		10/1/2028	158,727	156,034	158,727	0.56
Point Broadband Acquisition, LLC	(4)(11)	SOFR + 6.00%	11.46%		10/1/2028	72,371	71,188	72,371	0.25
Zacapa, LLC	(6)(9)	SOFR + 4.00%	9.35%		3/22/2029	6,021	6,012	6,018	0.02

							255,636	257,518	0.90
Electric Utilities
Qualus Power Services Corp.	(4)(11)	SOFR + 4.75%	10.24%		3/26/2027	50,476	49,831	48,709	0.17
Qualus Power Services Corp.	(4)(7)(11)	SOFR + 5.75%	11.14%		3/26/2027	48,823	47,802	48,020	0.17
Tiger Acquisition, LLC	(4)(6)(9)	SOFR + 3.25%	8.71%		6/1/2028	1,995	1,980	1,989	0.01

							99,613	98,718	0.35
Electrical Equipment
Emergency Power Holdings, LLC	(4)(7)(11)	SOFR + 5.50%	10.95%		8/17/2028	197,781	194,890	197,288	0.69
Madison IAQ, LLC	(9)	SOFR + 3.25%	8.72%		6/21/2028	40,033	39,705	39,965	0.14
Shoals Holdings, LLC	(4)(11)	SOFR + 5.75%	11.28%		11/25/2026	8,292	8,189	8,292	0.03

							242,784	245,545	0.86

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(11)	SOFR + 6.00%	11.46%	12/23/2026	25,255	25,002	22,856	0.08
Albireo Energy, LLC	(4)(11)	SOFR + 6.00%	11.49%	12/23/2026	1,944	1,933	1,759	0.01
Albireo Energy, LLC	(4)(11)	SOFR + 6.00%	11.52%	12/23/2026	7,580	7,534	6,860	0.02
CPI Intermediate Holdings Inc	(4)(7)(10)	SOFR + 5.50%	10.87%	10/8/2029	462,089	453,107	452,887	1.59
Infinite Bidco, LLC	(9)	SOFR + 3.75%	9.39%	3/2/2028	12,007	11,990	11,737	0.04
Phoenix 1 Buyer Corp.	(4)(7)(8)	SOFR + 5.50%	10.87%	11/20/2030	43,137	42,628	42,622	0.15
Presidio, Inc.	(8)	SOFR + 3.50%	8.98%	1/22/2027	2,175	2,177	2,182	0.01

						544,371	540,903	1.90
Energy Equipment & Services
Abaco Energy Technologies, LLC	(4)(13)	SOFR + 7.00%	12.46%	10/4/2024	3,871	3,811	3,871	0.01
ISQ Hawkeye Holdco, Inc.	(4)(5)(7)(10)	SOFR + 6.00%	11.38%	8/17/2029	8,447	8,257	8,417	0.03
Tetra Technologies, Inc.	(4)(6)(11)	SOFR + 6.25%	11.71%	9/10/2025	22,793	22,345	22,793	0.08

						34,413	35,081	0.12
Entertainment
CE Intermediate I, LLC	(9)	SOFR + 3.50%	9.02%	11/10/2028	7,642	7,588	7,584	0.03
Food Products
Quantum Bidco, Ltd.	(4)(6)(8)	S + 5.50%	11.05%	1/29/2028	GBP 12,500	16,680	14,977	0.05
Snacking Investments US, LLC	(6)(11)	SOFR + 4.00%	9.36%	12/18/2026	4,881	4,901	4,888	0.02

						21,581	19,865	0.07
Ground Transportation
Quality Distribution LLC	(4)(7)(11)	SOFR + 6.75%	12.11%	6/30/2028	680	542	278	0.00
Quality Distribution LLC	(4)(11)	SOFR + 6.38%	11.83%	7/1/2028	6,874	6,742	6,874	0.02

						7,284	7,152	0.02

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc.	(4)(9)	SOFR + 5.75%	11.25%	6/13/2029	25,064	24,582	24,187	0.08
Auris Luxembourg III Sarl	(6)(8)	SOFR + 3.75%	9.62%	2/27/2026	9,975	9,968	9,873	0.03
Bamboo US BidCo LLC	(4)(6)(7)(11)	SOFR + 6.00%	11.38%	9/30/2030	30,457	29,333	29,567	0.10
Bamboo US BidCo LLC	(4)(6)(11)	E + 6.00%	9.95%	9/30/2030	EUR 70,854	72,851	76,460	0.27
CPI Buyer, LLC	(4)(7)(10)	SOFR + 5.50%	11.15%	11/1/2028	170,345	167,802	164,619	0.58
Egrotron Acquisition, LLC	(4)(10)	SOFR + 5.75%	11.21%	7/6/2028	67,027	66,019	66,859	0.23
GCX Corporation Buyer, LLC	(4)(10)	SOFR + 5.50%	11.00%	9/13/2028	193,545	191,144	190,642	0.67
GCX Corporation Buyer, LLC	(4)(10)	SOFR + 5.50%	11.02%	9/13/2028	49,005	48,461	48,270	0.17
Natus Medical Incorporated	(4)(9)	SOFR + 5.50%	11.00%	7/20/2029	49,500	46,738	46,035	0.16
Natus Medical Incorporated	(4)(7)(9)	SOFR + 4.75%	10.21%	7/21/2027	3,463	3,363	2,830	0.01
Resonetics, LLC	(10)	SOFR + 4.00%	9.65%	4/28/2028	65,960	65,274	66,097	0.23
Sunshine Luxembourg VII S.à r.l, LLC	(6)(10)	SOFR + 3.50%	8.95%	10/1/2026	13,765	13,791	13,855	0.05

						739,326	739,294	2.58
Health Care Providers & Services
123Dentist, Inc.	(4)(6)(7)(10)	C + 5.50%	10.94%	8/10/2029	CAD 230,300	176,283	172,167	0.60
ACI Group Holdings, Inc.	(4)(7)(10)	SOFR + 5.50%	10.96%	8/2/2027	3,222	2,966	3,007	0.01
ACI Group Holdings, Inc.	(4)(7)(10)	SOFR + 5.50%	10.96%	8/2/2028	112,069	110,053	110,685	0.39
ADCS Clinics Intermediate Holdings, LLC	(4)(11)	SOFR + 6.25%	11.79%	5/7/2027	11,846	11,714	11,846	0.04
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	SOFR + 6.25%	11.53%	5/7/2027	8,647	8,525	8,569	0.03

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
ADCS Clinics Intermediate Holdings, LLC	(4)(11)	SOFR + 6.25%	11.75%		5/7/2027		252	251	250	0.00
ADMI Corp.	(9)	SOFR + 3.75%	9.22%		12/23/2027		39,949	39,803	38,077	0.13
Amerivet Partners Management, Inc.	(4)(5)(7)(10)	SOFR + 5.50%	11.00%		2/25/2028		26,213	25,545	26,213	0.09
AMGH Holding Corp.	(11)	SOFR + 4.25%	9.89%		3/14/2025		11,494	11,501	9,061	0.03
Canadian Hospital Specialties Ltd.	(4)(6)(11)	C + 4.50%	9.93%		4/14/2028	CAD	14,821	11,739	13,890	0.05%
Canadian Hospital Specialties Ltd.	(4)(6)(10)	C + 4.50%	9.93%		4/15/2027	CAD	5,400	4,273	4,024	0.01
Caramel Bidco Limited	(4)(6)(8)	S + 6.00%	11.19%		2/24/2029	GBP	62,265	81,504	74,207	0.26
Caramel Bidco Limited	(4)(6)(8)	E + 6.00%	10.03%		2/24/2029	EUR	14,000	15,575	14,451	0.05
Caramel Bidco Limited	(4)(6)(8)	SOFR + 6.00%	11.32%		2/24/2029		6,125	6,424	5,727	0.02
CCBlue Bidco, Inc.	(4)(10)	SOFR + 6.25%	11.70 (incl. 2.75 PIK	% % )	12/21/2028		508,348	501,641	432,096	1.51
Covenant Surgical Partners, Inc.	(8)	SOFR + 4.00%	9.38%		7/1/2026		2,926	2,902	2,291	0.01
DCA Investment Holdings, LLC	(4)(10)	SOFR + 6.41%	11.75%		4/3/2028		25,410	25,273	25,220	0.09
DCA Investment Holdings, LLC	(4)(10)	SOFR + 6.50%	11.85%		4/3/2028		9,996	9,753	9,946	0.03
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	11.55%		10/4/2026		28,810	28,810	28,666	0.10
Global Medical Response, Inc.	(11)	SOFR + 4.25%	9.93%		10/2/2025		33,941	33,983	26,757	0.09
Jayhawk Buyer, LLC	(4)(11)	SOFR + 5.00%	10.45%		10/15/2026		272,236	269,237	259,986	0.91
Kwol Acquisition, Inc.	(4)(6)(7)(10)	SOFR + 6.25%	11.43%		12/6/2029		6,872	6,687	6,685	0.02
Medical Knowledge Group, LLC	(4)(10)	SOFR + 5.75%	11.21%		2/1/2029		162,061	159,705	160,035	0.56

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
Medical Knowledge Group, LLC	(4)(10)	SOFR + 5.75%	11.19%	2/1/2029		21,690	21,138	21,418	0.08
Midwest Physician Administrative Services, LLC	(10)	SOFR + 3.25%	8.86%	3/12/2028		18,987	18,932	17,278	0.06
Navigator Acquiror, Inc.	(4)(7)(9)	SOFR + 5.50%	10.96%	7/16/2027		482,571	480,045	448,791	1.57
Odyssey Holding Company, LLC	(4)(11)	SOFR + 5.75%	11.13%	11/16/2025		59,439	59,232	59,439	0.21
Odyssey Holding Company, LLC	(4)(11)	SOFR + 5.75%	11.14%	11/16/2025		4,211	4,211	4,211	0.01
Onex TSG Intermediate Corp.	(6)(10)	SOFR + 4.75%	10.39%	2/28/2028		22,789	22,670	22,547	0.08
ONS MSO, LLC	(4)(6)(7)(11)	SOFR + 5.75%	11.10%	7/8/2026		7,714	7,132	7,116	0.02
ONS MSO, LLC	(4)(6)(7)(11)	SOFR + 6.25%	11.69%	7/8/2026		808	705	703	0.00
Pathway Vet Alliance, LLC	(8)	SOFR + 3.75%	9.22%	3/31/2027		30,387	30,234	26,868	0.09
Pediatric Associates Holding Co., LLC	(9)	SOFR + 3.25%	8.72%	12/29/2028		6,389	6,357	6,198	0.02
Phoenix Guarantor, Inc.	(8)	SOFR + 3.50%	8.97%	3/5/2026		7,784	7,784	7,795	0.03
Plasma Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	11.10%	5/12/2029		90,576	88,919	85,130	0.30
Plasma Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	11.10%	5/12/2028		4,822	4,612	3,990	0.01
PPV Intermediate Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.14%	8/31/2029		126,926	124,779	125,875	0.44
PSKW Intermediate, LLC	(4)(11)	SOFR + 6.25%	11.71%	3/9/2026		14,156	14,156	14,156	0.05
Radnet, Inc.	(6)(10)	SOFR + 3.00%	8.36%	4/21/2028		4,610	4,595	4,630	0.02
Smile Doctors, LLC	(4)(7)(10)	SOFR + 5.90%	11.30%	12/23/2028		486,546	477,890	474,954	1.66
Smile Doctors, LLC	(4)(7)(10)	SOFR + 5.90%	11.29%	12/23/2028		36,822	35,375	34,787	0.12
Snoopy Bidco, Inc.	(4)(7)(10)	SOFR + 6.75%	12.65 PIK %	6/1/2028		643,738	636,468	620,439	2.17
SpecialtyCare, Inc.	(4)(7)(11)	SOFR + 5.75%	11.41%	6/18/2028		68,478	67,108	65,852	0.23
SpecialtyCare, Inc.	(4)(7)(8)	SOFR + 4.00%	9.46%	6/18/2028		831	743	623	0.00
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	SOFR + 5.75%	11.20%	1/2/2029		165,094	162,739	158,429	0.56
Surgery Centers Holdings, Inc.	(6)(10)	SOFR + 3.50%	8.86%	12/19/2030		5,687	5,630	5,717	0.02
The Fertility Partners, Inc.	(4)(6)(10)	C + 5.75%	11.24%	3/16/2028	CAD	137,263	106,359	97,893	0.34

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt— non-controlled/non-affiliated (continued)
Health Care Providers & Services (continued)
The Fertility Partners, Inc.	(4)(6)(7)(10)	C + 5.75%	11.25%	9/16/2027	CAD 8,688	6,678	6,079	0.02
The Fertility Partners, Inc.	(4)(6)(10)	SOFR + 5.75%	11.36%	3/16/2028	46,138	45,580	43,601	0.15
The GI Alliance Management, LLC	(4)(11)	SOFR + 6.25%	11.78%	9/15/2028	314,182	306,781	314,182	1.10
TTF Holdings, LLC	(4)(10)	SOFR + 4.00%	9.47%	3/31/2028	4,007	3,990	4,012	0.01
UMP Holdings, LLC	(4)(10)	SOFR + 5.75%	11.15%	7/15/2028	9,597	9,452	9,357	0.03
UMP Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.13%	7/15/2028	13,158	13,058	12,791	0.04
Unified Physician Management, LLC	(4)(7)(9)	SOFR + 5.25%	10.61%	6/18/2029	887,415	887,415	887,415	3.11
US Oral Surgery Management Holdco, LLC	(4)(10)	SOFR + 6.00%	11.47%	11/18/2027	127,120	125,744	124,260	0.44
US Oral Surgery Management Holdco, LLC	(4)(7)(11)	SOFR + 6.00%	11.45%	11/18/2027	54,865	54,002	53,229	0.19
Veonet GmbH	(6)(8)	S + 5.25%	10.44%	3/14/2029	GBP 202,759	258,483	254,326	0.89
WHCG Purchaser III, Inc.	(4)(10)	SOFR + 5.75%	11.36%	6/22/2028	102,900	101,648	62,769	0.22
WHCG Purchaser III, Inc.	(4)(7)(10)	SOFR + 5.75%	11.36%	6/22/2026	12,455	12,331	7,585	0.03

						5,757,122	5,538,301	19.35
Health Care Technology
athenahealth, Inc.	(9)	SOFR + 3.25%	8.61%	2/15/2029	36,560	36,261	36,450	0.13
Caerus US 1, Inc.	(4)(6)(10)	SOFR + 5.50%	10.85%	5/25/2029	387,570	381,595	383,694	1.34
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.75%	11.10%	5/25/2029	123,999	121,798	123,999	0.43
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.75%	11.21%	5/25/2029	31,729	30,924	31,070	0.11
Color Intermediate LLC	(4)(10)	SOFR + 5.50%	10.95%	10/4/2029	368,831	361,184	368,831	1.29
Datix Bidco, Ltd.	(4)(8)	SOFR + 4.50%	9.94%	4/28/2025	24,000	23,887	23,880	0.08
Edifecs, Inc.	(4)(10)	SOFR + 5.75%	11.10%	9/21/2026	154,196	152,838	154,196	0.54
Edifecs, Inc.	(4)(10)	SOFR + 5.75%	11.10%	11/20/2028	204,436	200,955	204,436	0.72
Edifecs, Inc.	(4)(11)	SOFR + 5.75%	11.10%	9/21/2026	95,271	95,367	95,271	0.33
GI Ranger Intermediate, LLC	(4)(7)(10)	SOFR + 5.75%	11.25%	10/29/2028	97,179	95,759	97,179	0.34
GI Ranger Intermediate, LLC	(4)(7)(10)	SOFR + 5.75%	11.25%	10/29/2027	6,480	6,342	6,480	0.02

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Health Care Technology (continued)
Healthcomp Holding Company, LLC	(4)(10)	SOFR + 5.75%	11.12%	11/8/2029	180,353	178,594	178,549	0.63
Imprivata, Inc.	(9)	SOFR + 3.75%	9.22%	12/1/2027	2,023	2,026	2,033	0.01
Neptune Holdings, Inc.	(4)(7)(11)	SOFR + 6.00%	11.50%	8/31/2030	15,000	14,595	14,660	0.05
Netsmart Technologies, Inc.	(10)	SOFR + 3.75%	9.22%	10/1/2027	12,970	13,013	13,012	0.05
NMC Crimson Holdings, Inc.	(4)(10)	SOFR + 6.09%	11.64%	3/1/2028	71,173	69,903	71,173	0.25
NMC Crimson Holdings, Inc.	(4)(7)(10)	SOFR + 6.09%	11.63%	3/1/2028	14,758	14,408	14,315	0.05
Project Ruby Ultimate Parent Corp.	(10)	SOFR + 3.25%	8.72%	3/10/2028	4,681	4,664	4,686	0.02
RPBLS Midco, LLC	(4)(10)	SOFR + 5.75%	11.25%	4/1/2028	130,730	128,866	130,730	0.46
RPBLS Midco, LLC	(4)(9)	SOFR + 5.75%	11.25%	4/1/2028	34,637	34,383	34,637	0.12
Verscend Holding Corp.	(8)	SOFR + 4.00%	9.47%	8/27/2025	30,170	30,198	30,308	0.11
Waystar Technologies, Inc.	(8)	SOFR + 4.00%	9.47%	10/22/2026	12,289	12,300	12,350	0.04

						2,009,860	2,031,939	7.12
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	SOFR + 3.50%	8.97%	8/17/2028	6,178	6,186	6,194	0.02
Century Casinos, Inc.	(6)(10)	SOFR + 6.00%	11.44%	4/2/2029	31,450	30,974	30,672	0.11
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	9.36%	1/27/2029	13,460	13,455	13,483	0.05
Flynn Restaurant Group LP	(9)	SOFR + 4.25%	9.72%	12/1/2028	7,567	7,519	7,614	0.03
IRB Holding Corp.	(10)	SOFR + 3.00%	8.46%	12/15/2027	18,588	18,581	18,641	0.07
Mic Glen, LLC	(9)	SOFR + 3.25%	8.72%	7/21/2028	12,941	12,927	12,949	0.05
New Red Finance, Inc.	(8)	SOFR + 2.25%	7.61%	9/12/2030	2,000	2,000	2,003	0.01
Scientific Games Holdings LP	(9)	SOFR + 3.25%	8.66%	4/4/2029	12,309	12,284	12,329	0.04
Tacala Investment Corp.	(10)	SOFR + 4.00%	9.47%	2/5/2027	17,847	17,872	17,942	0.06
Twin River Worldwide Holdings, Inc.	(6)(9)	SOFR + 3.25%	8.93%	10/2/2028	9,627	9,588	9,150	0.03
Whatabrands LLC	(9)	SOFR + 3.00%	8.47%	8/3/2028	9,438	9,385	9,466	0.03

						140,771	140,443	0.50

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Household Durables
AI Aqua Merger Sub, Inc.	(6)(9)	SOFR + 3.75%	9.09%	7/31/2028		32,645	32,535	32,711	0.11
Industrial Conglomerates
Bettcher Industries, Inc.	(9)	SOFR + 4.00%	9.36%	12/14/2028		7,008	6,958	6,984	0.02
CEP V Investment 11 Sarl	(4)(6)(10)	SA + 6.52%	8.23%	2/11/2028	CHF	47,449	47,573	56,416	0.20
CEP V Investment 11 Sarl	(4)(6)(10)	E + 6.45%	10.38%	2/23/2028	EUR	54,899	51,713	60,606	0.21
Engineered Machinery Holdings, Inc.	(10)	SOFR + 3.50%	9.11%	5/19/2028		11,875	11,838	11,825	0.04
Excelitas Technologies Corp.	(4)(8)	E + 5.75%	9.74%	8/13/2029	EUR	25,070	25,324	27,192	0.10
Excelitas Technologies Corp.	(4)(10)	SOFR + 5.75%	11.23%	8/13/2029		161,975	159,543	159,140	0.56
Excelitas Technologies Corp.	(4)(7)(10)	SOFR + 5.75%	11.22%	8/13/2029		14,288	13,965	14,095	0.05
Excelitas Technologies Corp.	(4)(7)(10)	SOFR + 5.75%	11.20%	8/12/2028		9,065	8,838	8,807	0.03
FCG Acquisitions, Inc.	(9)	SOFR + 3.75%	9.22%	3/31/2028		22,941	22,869	22,986	0.08
SPX Flow, Inc.	(9)	SOFR + 4.50%	9.96%	4/5/2029		8,580	8,293	8,620	0.03
Vertical US Newco, Inc.	(6)(9)	SOFR + 3.50%	9.38%	7/30/2027		17,708	17,752	17,770	0.06
Victory Buyer, LLC	(9)	SOFR + 3.75%	9.39%	11/19/2028		22,632	22,559	21,557	0.08

							397,225	415,998	1.46
Insurance
Alera Group, Inc.	(4)(7)(10)	SOFR + 6.00%	11.46%	10/2/2028		63,312	62,765	63,201	0.22
Alliant Holdings Intermediate, LLC	(9)	SOFR + 3.50%	8.86%	11/6/2030		3,681	3,679	3,702	0.01
Amerilife Holdings LLC	(4)(7)(10)	SOFR + 5.75%	11.14%	8/31/2029		370,013	362,338	368,393	1.29
AssuredPartners, Inc.	(9)	SOFR + 3.50%	8.97%	2/12/2027		17,414	17,310	17,479	0.06
Baldwin Risk Partners, LLC	(6)(9)	SOFR + 3.50%	8.97%	10/14/2027		9,794	9,771	9,810	0.03
CFC Underwriting, Ltd.	(4)(6)(7)(9)	SOFR + 5.00%	10.32%	5/16/2029		138,161	135,265	138,452	0.49
Foundation Risk Partners Corp.	(4)(7)(10)	SOFR + 6.00%	11.45%	10/29/2028		27,710	27,043	27,296	0.10
Foundation Risk Partners Corp.	(4)(7)(10)	SOFR + 6.00%	11.45%	10/30/2028		30,911	30,549	30,851	0.11

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Insurance (continued)
Galway Borrower, LLC	(4)(7)(10)	SOFR + 5.25%	10.70%		9/29/2028		222,060	219,118	218,443	0.77
High Street Buyer, Inc.	(4)(10)	SOFR + 5.75%	11.25%		4/14/2028		90,547	89,403	90,547	0.32
High Street Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.25%		4/16/2028		45,142	44,164	44,682	0.16
Howden Group Holdings Limited	(10)	SOFR + 3.25%	8.75%		11/12/2027		13,358	13,308	13,404	0.05
Integrity Marketing Acquisition, LLC	(4)(10)	SOFR + 6.05%	11.54%		8/27/2025		79,956	79,393	79,156	0.28
Integrity Marketing Acquisition, LLC	(4)(10)	SOFR + 6.02%	11.41%		8/27/2025		96,836	95,607	95,868	0.34
Integrity Marketing Acquisition, LLC	(4)(7)(10)	SOFR + 6.00%	11.39%		8/27/2025		4,101	4,008	4,036	0.01
Integrity Marketing Acquisition, LLC	(4)(7)(10)	SOFR + 6.02%	11.51%		8/27/2026		71,988	71,395	71,267	0.25
Integrity Marketing Acquisition, LLC	(4)(10)	SOFR + 6.03%	11.52%		8/27/2025		2,316	2,296	2,293	0.01
NFP Corp.	(8)	SOFR + 3.25%	8.72%		2/15/2027		13,456	13,405	13,541	0.05
PGIS Intermediate Holdings, LLC	(4)(10)	SOFR + 5.50%	10.93%		10/16/2028		24,220	23,984	23,856	0.08
PGIS Intermediate Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	11.10%		10/16/2028		1,868	1,506	1,459	0.01
Riser Merger Sub, Inc.	(4)(10)	S + 6.00%	11.19%		10/31/2029	GBP	9,291	11,090	11,606	0.04
Riser Merger Sub, Inc.	(4)(7)(10)	SOFR + 6.00%	11.35%		10/31/2029		91,805	89,332	89,267	0.31
RSC Acquisition, Inc.	(4)(5)(10)	SOFR + 5.50%	11.03%		11/1/2029		53,668	53,588	53,668	0.19
RSC Acquisition, Inc.	(4)(5)(10)	SOFR + 5.50%	11.03%		10/30/2026		76,575	75,865	76,575	0.27
RSC Acquisition, Inc.	(4)(5)(7)(10)	SOFR + 6.00%	11.35%		10/30/2026		3,127	2,479	2,882	0.01
RSC Acquisition, Inc.	(4)(5)(10)	SOFR + 6.00%	11.58%		11/1/2029		7,017	6,955	6,982	0.02
SG Acquisition, Inc.	(4)(9)	SOFR + 5.50%	10.98%		1/27/2027		93,540	93,330	92,371	0.32
Shelf Bidco Ltd	(4)(6)(10)(18)	SOFR + 6.34%	11.72%		1/3/2030		132,047	128,629	131,386	0.46
Tennessee Bidco Limited	(4)(6)(8)	E + 7.00%	10.97 (incl. 2.50 PIK	% % )	8/3/2028	EUR	5,493	6,962	6,019	0.02

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Insurance (continued)
Tennessee Bidco Limited	(4)(6)(7)(8)	S + 7.28%	12.21 (incl. 2.50 PIK	% % )	7/9/2028	GBP	124,060	150,959	151,745	0.53
Tennessee Bidco Limited	(4)(6)(8)	SOFR + 7.10%	12.53 (incl. 2.50 PIK	% % )	7/9/2028		168,565	165,308	167,301	0.59
Tennessee Bidco Limited	(4)(6)(8)	SOFR + 7.10%	12.43 (incl. 2.50 PIK	% % )	8/3/2028		57,880	58,606	57,446	0.20
Tennessee Bidco Limited	(4)(6)(8)	SOFR + 6.35%	11.75 (incl. 2.50 PIK	% % )	8/3/2028		129,641	128,520	125,103	0.44
USI, Inc.	(9)	SOFR + 3.00%	8.35%		11/22/2029		8,912	8,835	8,941	0.03
USI, Inc.	(9)	SOFR + 3.25%	8.60%		9/29/2030		1,995	2,000	2,001	0.01
World Insurance Associates, LLC	(4)(7)(11)	SOFR + 6.00%	11.42%		4/3/2028		43,333	41,932	41,867	0.15

								2,330,697	2,342,896	8.23
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	SOFR + 3.25%	8.71%		12/6/2027		3,609	3,591	3,540	0.01
MH Sub I, LLC	(11)	SOFR + 3.75%	9.22%		9/13/2024		4,497	4,501	4,512	0.02
Project Boost Purchaser, LLC	(9)	SOFR + 3.50%	8.97%		5/30/2026		4,887	4,849	4,897	0.02

								12,941	12,949	0.05
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.59%		12/29/2026		233,388	232,117	233,388	0.82
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.59%		12/29/2027		272,949	272,949	272,949	0.96
Hoya Midco, LLC	(6)(9)	SOFR + 3.25%	8.63%		2/3/2029		9,544	9,506	9,559	0.03
Prodege International Holdings, LLC	(4)(10)	SOFR + 5.75%	11.28%		12/15/2027		555,828	549,490	519,699	1.82

								1,064,062	1,035,595	3.63
IT Services
Ahead DB Holdings, LLC	(5)(10)	SOFR + 3.75%	9.20%		10/18/2027		2,543	2,552	2,538	0.01
AI Altius Bidco, Inc.	(4)(5)(8)	9.75%	9.75 PIK	%	12/21/2029		25,725	25,274	25,596	0.09
AI Altius Bidco, Inc.	(4)(10)	SOFR + 5.18%	10.43%		12/21/2028		143,602	141,712	143,602	0.50
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	9.36%		10/16/2026		19,507	19,523	19,375	0.07
Endurance International Group Holdings, Inc.	(10)	SOFR + 3.50%	9.42%		2/10/2028		44,598	44,352	43,811	0.15

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
IT Services (continued)
Infostretch Corporation	(4)(10)	SOFR + 5.75%	11.25%		4/1/2028		180,255	177,702	161,328	0.57
Inovalon Holdings, Inc.	(4)(7)(10)	SOFR + 6.25%	11.72 (incl. 2.75 PIK	% % )	11/24/2028		988,404	971,243	984,689	3.45
Monterey Financing, S.A.R.L	(4)(6)(8)	CI + 6.00%	9.89%		9/28/2029	DKK	560,750	72,350	82,418	0.29
Monterey Financing, S.A.R.L	(4)(6)(9)	N + 6.00%	10.71%		9/28/2029	NOK	599,094	54,653	58,524	0.21
Monterey Financing, S.A.R.L	(4)(6)(8)	ST + 6.00%	10.04%		9/28/2029	SEK	243,186	21,282	23,930	0.08
Monterey Financing, S.A.R.L	(4)(6)(8)	E + 6.00%	9.93%		9/28/2029	EUR	76,519	72,893	83,840	0.29
Monterey Financing, S.A.R.L	(4)(6)(7)(8)	E + 6.00%	9.97%		9/28/2029	EUR	34,300	32,395	38,932	0.14
Park Place Technologies, LLC	(11)	SOFR + 5.00%	10.46%		11/10/2027		788	790	787	0.00
Razor Holdco, LLC	(4)(10)	SOFR + 5.75%	11.23%		10/25/2027		187,387	185,004	185,982	0.65
Red River Technology, LLC	(4)(11)	SOFR + 6.00%	11.54%		5/26/2027		147,798	146,333	147,798	0.52
S&P Global Engineering Solutions	(4)(7)(11)	SOFR + 7.00%	12.38%		5/2/2030		1,596	1,546	1,596	0.01
Turing Holdco, Inc.	(4)(6)(8)	E + 6.00%	10.12 (incl. 2.50 PIK	% % )	9/28/2028	EUR	16,739	18,971	18,248	0.06
Turing Holdco, Inc.	(4)(6)(7)(8)	E + 6.00%	9.97 (incl. 2.50 PIK	% % )	8/3/2028	EUR	6,202	7,187	6,540	0.02
Turing Holdco, Inc.	(4)(6)(7)(8)	SOFR + 6.00%	11.40 (incl. 2.50 PIK	% % )	10/16/2028		6,461	6,861	5,988	0.02
Turing Holdco, Inc.	(4)(6)(8)	SOFR + 6.00%	11.40 (incl. 2.50 PIK	% % )	9/28/2028		12,982	12,723	12,820	0.04
Virtusa Corp.	(10)	SOFR + 3.75%	9.22%		2/11/2028		8,827	8,837	8,859	0.03
Virtusa Corp.	(10)	SOFR + 3.75%	9.21%		2/15/2029		3,419	3,395	3,429	0.01

								2,027,578	2,060,630	7.21
Leisure Products
Motion Finco, LLC	(6)(8)	SOFR + 3.25%	8.86%		11/12/2026		3,686	3,626	3,694	0.01

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	8.96%	12/4/2026		4,509	4,519	4,429	0.02
Curia Global, Inc.	(10)	SOFR + 3.75%	9.23%	8/30/2026		23,182	23,201	20,929	0.07
Jupiter Bidco Limited	(4)(6)(7)(9)	E + 6.25%	10.09%	8/27/2029	EUR	5,922	2,293	5,777	0.02
Jupiter Bidco Limited	(4)(6)(10)	SOFR + 6.25%	11.61%	8/27/2029		88,177	86,040	77,375	0.27
LSCS Holdings, Inc.	(9)	SOFR + 4.50%	9.97%	12/16/2028		8,009	7,980	7,907	0.03
Maravai Intermediate Holdings, LLC	(6)(9)	SOFR + 3.00%	8.40%	10/19/2027		1,939	1,939	1,898	0.01
Packaging Coordinators Midco, Inc.	(10)	SOFR + 3.50%	9.11%	11/30/2027		1,862	1,862	1,865	0.01
Phoenix Newco, Inc.	(9)	SOFR + 3.25%	8.72%	11/15/2028		1,990	1,990	2,004	0.01

							129,824	122,184	0.44
Machinery
Chart Industries, Inc.	(6)(9)	SOFR + 3.25%	8.69%	3/16/2030		5,467	5,454	5,485	0.02
MHE Intermediate Holdings, LLC	(4)(7)(11)	SOFR + 6.00%	11.53%	7/21/2027		7,678	7,575	7,678	0.03
MHE Intermediate Holdings, LLC	(4)(11)	SOFR + 6.25%	11.78%	7/21/2027		747	733	747	0.00
Pro Mach Group, Inc.	(11)	SOFR + 4.00%	9.47%	8/31/2028		6,929	6,872	6,958	0.02

							20,634	20,868	0.07
Marine
Armada Parent, Inc.	(4)(7)(10)	SOFR + 5.75%	11.24%	10/29/2027		231,709	228,338	229,010	0.80
Media
Clear Channel Outdoor Holdings, Inc.	(6)(8)	SOFR + 3.50%	9.14%	8/21/2026		370	360	367	0.00
Digital Media Solutions, LLC	(6)(10)	SOFR + 11.00%	16.61 PIK %	5/25/2026		32,355	32,003	17,795	0.06
McGraw-Hill Education, Inc.	(9)	SOFR + 4.75%	10.22%	7/28/2028		18,314	18,191	18,320	0.06
Radiate Holdco, LLC	(10)	SOFR + 3.25%	8.72%	9/25/2026		46,988	46,910	37,847	0.13

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Media (continued)
Trader Corp.	(4)(6)(7)(10)	C + 6.75%	12.19%	12/22/2029	CAD	109,681	78,693	82,941	0.29
Univision Communications, Inc.	(10)	SOFR + 3.25%	8.72%	3/15/2026		12,000	12,005	12,038	0.04
UPC Financing Partnership	(6)(8)	SOFR + 3.00%	8.48%	1/31/2029		5,000	4,935	4,991	0.02

							193,097	174,299	0.60
Metals & Mining
American Rock Salt Company, LLC	(10)	SOFR + 4.00%	9.47%	6/9/2028		9,390	9,381	8,902	0.03
SCIH Salt Holdings, Inc.	(10)	SOFR + 4.00%	9.47%	3/16/2027		13,373	13,316	13,411	0.05

							22,697	22,313	0.08
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	(4)(6)(10)	SOFR + 6.25%	11.63%	8/15/2028		26,332	25,887	26,332	0.09
Freeport LNG Investments, LLLP	(9)	SOFR + 3.50%	9.18%	12/21/2028		35,174	35,105	35,209	0.12
KKR Alberta Midsteam Finance Inc	(4)(6)(10)	SOFR + 6.25%	11.63%	8/15/2028		14,325	14,083	14,325	0.05

							75,075	75,866	0.26
Paper & Forest Products
Profile Products, LLC	(4)(7)(10)	SOFR + 5.50%	10.95%	11/12/2027		40,275	39,671	38,427	0.13
Profile Products, LLC	(4)(10)	SOFR + 5.50%	10.99%	11/12/2027		23,347	23,046	22,588	0.08

							62,717	61,015	0.21
Pharmaceuticals
Doc Generici (Diocle S.p.A.)	(4)(5)(6)(7)(8)	E + 6.50%	10.42%	10/27/2028	EUR	60,136	58,199	66,856	0.23
Ergomed Plc	(4)(6)(7)(10)	SOFR + 6.25%	11.60%	11/18/2030		108,046	105,299	105,453	0.37
Padagis, LLC	(6)(9)	SOFR + 4.75%	10.43%	7/6/2028		29,371	29,338	28,453	0.10
Rhea Parent, Inc.	(4)(10)	SOFR + 5.50%	11.00%	2/18/2029		203,413	200,418	203,413	0.71
Sharp Midco, LLC	(4)(9)	SOFR + 4.00%	9.45%	12/31/2028		5,229	5,220	5,249	0.02

							398,474	409,424	1.43

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services
ALKU, LLC	(4)(10)	SOFR + 6.25%	11.61%		5/23/2029	55,406	54,188	55,267	0.19
Apex Companies, LLC	(4)(7)(11)	SOFR + 6.25%	11.63%		1/31/2028	1,605	1,566	1,600	0.01
APFS Staffing Holdings Inc	(9)	SOFR + 4.00%	9.36%		12/29/2028	5,231	5,200	5,202	0.02
Aqgen Island Holdings, Inc.	(9)	SOFR + 3.50%	8.97%		8/2/2028	41,249	41,150	41,218	0.14
Armor Holdco, Inc.	(6)(9)	SOFR + 4.50%	9.93%		12/11/2028	3,564	3,538	3,581	0.01
Cast & Crew Payroll, LLC	(9)	SOFR + 3.75%	9.11%		12/29/2028	11,690	11,587	11,682	0.04
CFGI Holdings, LLC	(4)(7)(10)	SOFR + 5.00%	10.46%		11/2/2027	21,007	20,483	20,608	0.07
Chronicle Bidco, Inc.	(4)(7)(11)	SOFR + 6.75%	12.13%		5/18/2029	46,615	46,302	46,615	0.16
Claims Automation Intermediate 2, LLC	(4)(7)(10)	SOFR + 4.75%	10.25%		12/16/2027	44,906	43,862	44,221	0.15
Clearview Buyer, Inc.	(4)(7)(10)	SOFR + 5.35%	10.70%		8/26/2027	148,983	146,871	145,511	0.51
Cumming Group, Inc.	(4)(7)(11)	SOFR + 5.75%	11.11%		5/26/2027	198,056	195,516	194,702	0.68
Cumming Group, Inc.	(4)(7)(11)	SOFR + 5.75%	11.11%		11/16/2027	20,832	20,373	20,375	0.07
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	9.10%		4/9/2027	85,260	84,950	84,621	0.30
Eliassen Group, LLC	(4)(10)	SOFR + 5.50%	10.85%		4/14/2028	63,182	62,503	62,234	0.22
Eliassen Group, LLC	(4)(7)(10)	SOFR + 5.50%	10.88%		4/14/2028	4,547	4,441	4,330	0.02
Emerald US, Inc.	(6)(8)	SOFR + 3.75%	9.36%		7/12/2028	3,849	3,846	3,855	0.01
EP Purchaser LLC	(9)	SOFR + 3.50%	9.11%		11/6/2028	9,546	9,380	9,483	0.03
Galaxy US Opco, Inc.	(6)(9)	SOFR + 4.75%	10.13%		4/29/2029	12,202	11,970	10,128	0.04
Guidehouse, Inc.	(4)(10)	SOFR + 5.75%	11.11 (incl. 2.00 PIK	% % )	10/16/2028	1,225,688	1,216,563	1,211,899	4.25
HIG Orca Acquisition Holdings, Inc.	(4)(7)(11)	SOFR + 6.00%	11.54%		8/17/2027	93,837	92,591	93,837	0.33
HIG Orca Acquisition Holdings, Inc.	(4)(7)(11)	SOFR + 6.00%	11.50%		8/17/2027	8,817	8,651	8,631	0.03
IG Investments Holdings, LLC	(4)(7)(10)	SOFR + 6.00%	11.48%		9/22/2028	443,872	437,420	441,428	1.55
Inmar, Inc.	(11)	SOFR + 5.50%	10.85%		5/1/2026	29,752	28,904	29,454	0.10

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Professional Services (continued)
Kaufman Hall & Associates, LLC	(4)(10)	SOFR + 5.25%	10.71%	12/14/2028	96,326	94,963	96,326	0.34
Kwor Acquisition, Inc.	(4)(5)(7)(10)	SOFR + 5.25%	10.71%	12/22/2028	1,399	1,349	1,322	0.00
Kwor Acquisition, Inc.	(4)(5)(7)(11)	P + 4.25%	12.75%	12/22/2027	5,244	5,123	5,061	0.02
Legacy Intermediate, LLC	(4)(10)	SOFR + 5.75%	11.29%	2/25/2028	121,794	120,199	121,794	0.43
Mantech International CP	(4)(7)(10)	SOFR + 5.75%	11.13%	9/14/2029	770,570	756,273	769,459	2.70
Mantech International CP	(4)(7)(10)	SOFR + 5.75%	11.16%	9/14/2029	65,335	63,281	64,129	0.22
Material Holdings, LLC	(4)(7)(10)	SOFR + 6.00%	11.45%	8/19/2027	264,534	261,334	242,761	0.85
Minotaur Acquisition, Inc.	(8)	SOFR + 4.75%	10.21%	3/27/2026	178,128	175,080	178,398	0.63
Pavion Corp.	(4)(6)(7)(10)	SOFR + 5.75%	11.14%	10/30/2030	124,277	121,343	121,261	0.42
Petrus Buyer Inc	(4)(7)(10)	SOFR + 6.50%	11.99%	10/17/2029	35,901	34,742	35,732	0.13
Polyconcept Investments B.V.	(10)	SOFR + 5.50%	10.85%	5/18/2029	24,538	24,159	24,365	0.09
Sherlock Buyer Corp.	(4)(7)(10)	SOFR + 5.75%	11.20%	12/8/2028	6,422	6,194	6,093	0.02
Thevelia US, LLC	(6)(9)	SOFR + 4.00%	9.50%	6/18/2029	34,120	32,931	34,191	0.12
Trinity Air Consultants Holdings Corp.	(4)(7)(10)	SOFR + 5.75%	11.29%	6/29/2027	19,719	19,341	19,719	0.07
Trinity Air Consultants Holdings Corp.	(4)(7)(10)	SOFR + 5.75%	11.03%	6/29/2027	44,895	44,178	44,228	0.15
Trinity Partners Holdings, LLC	(4)(7)(10)	SOFR + 5.50%	11.03%	12/21/2028	384,363	378,006	383,206	1.34
Victors CCC Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	11.21%	6/1/2029	144,795	142,110	144,484	0.51
West Monroe Partners, LLC	(4)(10)	SOFR + 5.25%	10.72%	11/8/2028	722,016	712,339	703,966	2.47
West Monroe Partners, LLC	(4)(7)(10)	SOFR + 5.25%	10.72%	11/8/2027	14,143	13,186	13,789	0.05

						5,557,986	5,560,766	19.49

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Real Estate Management & Development
Castle Management Borrower, LLC	(4)(7)(11)	SOFR + 5.50%	10.84%		11/3/2029		33,333	32,604	32,771	0.11
Cushman & Wakefield US Borrower LLC	(6)(9)	SOFR + 3.25%	8.71%		1/31/2030		3,980	3,937	3,958	0.01
McCarthy & Stone PLC	(4)(5)(6)(8)	7.00%	7.00%		2/2/2026	GBP	20,000	28,057	23,517	0.08
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 5.50%	10.96%		2/16/2028		79,357	78,219	79,357	0.28
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 5.50%	10.96%		7/25/2029		15,205	14,923	15,205	0.05

								157,740	154,808	0.53
Software
Aareon Holding GmbH	(4)(6)(10)	E + 6.25%	10.14%		8/16/2030	EUR	38,317	40,571	41,984	0.15
Aareon Holding GmbH	(4)(6)(10)	E + 6.25%	10.15%		8/19/2030	EUR	9,579	10,163	10,496	0.04
Analytic Partners LP	(4)(7)(10)	SOFR + 5.50%	10.97%		4/4/2028		21,469	21,164	21,469	0.08
Anaplan, Inc.	(4)(7)(10)	SOFR + 6.50%	11.85%		6/21/2029		537,534	528,418	534,606	1.87
Apttus Corp.	(10)	SOFR + 4.00%	9.47%		5/8/2028		11,598	11,589	11,643	0.04
Armstrong Bidco Limited	(4)(6)(8)	S + 5.25%	10.44%		6/28/2029	GBP	314,735	375,944	383,124	1.34
Armstrong Bidco Limited	(4)(6)(8)	S + 5.25%	10.44%		6/28/2029	GBP	164,210	196,265	199,891	0.70
Avalara Inc	(4)(7)(10)	SOFR + 7.25%	12.60%		10/19/2028		23,077	22,573	22,950	0.08
Beeline, LLC	(4)(7)(10)	SOFR + 5.25%	10.64%		5/2/2029		46,364	45,968	46,340	0.16
BlueCat Networks USA, Inc.	(4)(10)	SOFR + 6.00%	11.38 (incl. 2.00 PIK	% % )	8/8/2028		69,612	68,566	68,220	0.24
BlueCat Networks USA, Inc.	(4)(10)	SOFR + 6.00%	11.42 (incl. 2.00 PIK	% % )	8/8/2028		12,249	12,063	12,004	0.04
BlueCat Networks USA, Inc.	(4)(7)(10)	SOFR + 6.00%	11.35 (incl. 2.00 PIK	% % )	8/8/2028		2,312	2,202	2,191	0.01
Bluefin Holding, LLC	(4)(5)(6)(7)(11)	SOFR + 7.25%	12.72%		9/12/2029		45,513	44,326	44,763	0.16

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Boxer Parent Company, Inc.	(8)	SOFR + 4.25%	9.61%		12/29/2028		14,755	14,608	14,882	0.05
Brave Parent Holdings, Inc.	(4)(7)(10)	SOFR + 5.00%	10.36%		11/28/2030		498,512	492,895	492,819	1.73
CDK Global Inc.	(9)	SOFR + 4.00%	9.35%		7/6/2029		2,985	2,975	3,005	0.01
Circana Group, L.P.	(4)(10)	SOFR + 5.75%	11.21%		12/1/2028		682,039	671,261	682,039	2.39
Circana Group, L.P.	(4)(10)	SOFR + 6.25%	11.61 (incl. 2.75 PIK	% % )	12/1/2028		902,832	886,323	902,832	3.16
Circana Group, L.P.	(4)(7)(10)	SOFR + 5.75%	11.11%		12/1/2027		18,884	17,154	18,884	0.07
Cloudera, Inc.	(9)	SOFR + 3.75%	9.21%		10/8/2028		36,683	36,315	36,431	0.13
Community Brands ParentCo, LLC	(4)(7)(10)	SOFR + 5.50%	10.96%		2/24/2028		15,092	14,721	14,930	0.05
Confine Visual Bidco	(4)(6)(7)(10)	SOFR + 6.50%	11.81 (incl. 3.00 PIK	% % )	2/23/2029		262,761	256,401	226,518	0.79
Connatix Buyer, Inc.	(4)(7)(10)	SOFR + 5.50%	11.14%		7/14/2027		107,900	106,437	97,654	0.34
ConnectWise, LLC	(9)	SOFR + 3.50%	9.11%		9/29/2028		28,325	28,262	28,325	0.10
Cornerstone OnDemand, Inc.	(9)	SOFR + 3.75%	9.22%		10/16/2028		27,142	27,062	26,327	0.09
Coupa Software Inc.	(4)(6)(7)(10)	SOFR + 7.50%	12.86%		2/27/2030		1,836	1,791	1,819	0.01
Crewline Buyer, Inc.	(4)(6)(7)(11)	SOFR + 6.75%	12.10%		11/8/2030		118,659	115,453	115,384	0.40
Delta Topco, Inc.	(10)	SOFR + 3.75%	9.12%		12/1/2027		34,708	34,678	34,734	0.12
Denali Bidco Ltd	(4)(5)(6)(7)(10)	S + 6.00%	11.19%		8/29/2030	GBP	14,404	17,638	18,080	0.06
Denali Bidco Ltd	(4)(5)(6)(8)	E + 6.00%	9.84%		8/29/2030	EUR	4,174	4,404	4,539	0.02
Diligent Corporation	(4)(11)	SOFR + 5.75%	11.28%		8/4/2025		87,525	87,076	87,525	0.31
Discovery Education, Inc.	(4)(7)(10)	SOFR + 5.75%	11.23%		4/9/2029		587,329	579,453	561,734	1.97
Discovery Education, Inc.	(4)(11)	SOFR + 5.75%	11.14%		10/3/2030		66,101	65,372	63,457	0.22
DTI Holdco, Inc.	(7)(10)	SOFR + 4.75%	10.13%		4/26/2029		24,688	24,132	24,290	0.09

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
ECI Macola Max Holding, LLC	(6)(10)	SOFR + 3.75%	9.36%		11/9/2027		11,888	11,906	11,907	0.04
Epicor Software Corp.	(10)	SOFR + 3.25%	8.72%		7/30/2027		5,922	5,942	5,950	0.02
Episerver, Inc.	(4)(7)(11)	SOFR + 5.25%	10.75%		4/9/2026		24,846	24,637	23,699	0.08
Experity, Inc.	(4)(7)(10)	SOFR + 5.75%	11.20%		2/24/2028		133,688	131,759	132,217	0.46
Forterro UK Ltd.	(4)(6)(8)	ST + 4.75%	8.82%		7/9/2029	SEK	112,563	10,459	11,104	0.04
Forterro UK Ltd.	(4)(6)(9)	SA + 4.75%	6.45%		7/9/2029	CHF	10,674	10,740	12,628	0.04
Forterro UK Ltd.	(4)(6)(10)	SA + 4.75%	6.45%		7/9/2029	CHF	3,484	3,471	4,121	0.01
Forterro UK Ltd.	(4)(6)(8)	E + 4.75%	8.73%		7/9/2029	EUR	31,713	31,585	34,834	0.12
Forterro UK Ltd.	(4)(6)(7)(8)	E + 4.75%	8.68%		7/9/2029	EUR	1,639	1,679	2,939	0.01
Forterro UK Ltd.	(4)(6)(10)	S + 4.75%	9.94%		7/9/2029	GBP	8,894	10,473	11,280	0.04
GI Consilio Parent, LLC	(7)(9)	SOFR + 4.00%	9.47%		5/12/2028		39,959	39,379	39,834	0.14
GI Consilio Parent, LLC	(4)(7)(8)	S + 3.75%	8.94%		5/14/2026	GBP	663	811	828	0.00
Gigamon Inc.	(4)(7)(10)	SOFR + 5.75%	11.30%		3/9/2029		432,291	425,702	431,146	1.51
GovernmentJobs.com, Inc.	(4)(7)(10)	SOFR + 5.50%	10.96%		12/1/2028		150,905	148,686	150,509	0.53
GraphPAD Software, LLC	(4)(7)(11)	P + 5.00%	13.50%		4/27/2027		1,416	1,393	1,374	0.00
GraphPAD Software, LLC	(4)(11)	SOFR + 5.50%	11.22%		4/27/2027		2,623	2,608	2,623	0.01
GraphPAD Software, LLC	(4)(11)	SOFR + 5.50%	11.13%		4/27/2027		8,571	8,519	8,571	0.03
GraphPAD Software, LLC	(4)(11)	SOFR + 5.50%	11.19%		4/27/2027		17,063	16,921	17,063	0.06
Greeneden U.S. Holdings II, LLC	(10)	SOFR + 4.00%	9.47%		12/1/2027		5,817	5,838	5,846	0.02
HS Purchaser, LLC	(10)	SOFR + 4.00%	9.48%		11/19/2026		39,608	39,601	37,642	0.13
Idera, Inc.	(10)	SOFR + 3.75%	9.28%		3/2/2028		52,100	51,999	51,937	0.18
ION Trading Finance Ltd.	(6)(8)	SOFR + 4.75%	10.20%		4/3/2028		27,741	27,760	27,808	0.10
Kaseya, Inc.	(4)(7)(10)	SOFR + 6.00%	11.38 (incl. 2.50 PIK	% % )	6/25/2029		742,241	730,174	741,796	2.60

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Kaseya, Inc.	(4)(7)(10)	SOFR + 5.50%	10.86 (incl. 2.50 PIK	% % )	6/25/2029		12,317	11,539	12,317	0.04
LD Lower Holdings, Inc.	(4)(11)	SOFR + 6.50%	11.95%		2/8/2026		116,578	115,577	115,413	0.40
Lightbox Intermediate, LP	(4)(8)	SOFR + 5.00%	10.61%		5/9/2026		37,432	36,873	35,841	0.13
Magnesium BorrowerCo, Inc.	(4)(10)	S + 5.75%	10.94%		5/18/2029	GBP	102,118	125,117	130,165	0.46
Magnesium BorrowerCo, Inc.	(4)(7)(10)	SOFR + 5.75%	11.21%		5/18/2029		958,047	937,534	955,569	3.35
Mandolin Technology Intermediate Holdings, Inc.	(4)(9)	SOFR + 3.75%	9.25%		7/31/2028		76,734	75,978	70,979	0.25
Mandolin Technology Intermediate Holdings, Inc.	(4)(9)	SOFR + 6.25%	11.75%		6/9/2030		62,685	60,952	62,685	0.22
Mandolin Technology Intermediate Holdings, Inc.	(4)(7)(8)	SOFR + 3.75%	9.25%		7/31/2026		2,553	2,497	1,743	0.01
Medallia, Inc.	(4)(10)	SOFR + 6.00%	11.45 (incl. 4.00 PIK	% % )	10/29/2028		831,310	820,545	814,684	2.86
Medallia, Inc.	(4)(10)	SOFR + 6.50%	11.95 (incl. 4.00 PIK	% % )	10/29/2028		205,092	201,869	200,990	0.70
Mitnick Purchaser, Inc.	(9)	SOFR + 4.50%	9.98%		5/2/2029		11,735	11,690	11,137	0.04
Mitratech Holdings, Inc.	(5)(10)	SOFR + 3.75%	9.28%		5/18/2028		16,661	16,609	16,481	0.06
Mitratech Holdings, Inc.	(4)(5)(7)(10)	SOFR + 5.00%	10.47%		5/18/2028		62,720	60,817	61,320	0.21
Monk Holding Co.	(4)(10)(18)	SOFR + 5.70%	10.96%		12/1/2027		11,062	10,888	11,062	0.04
Monk Holding Co.	(4)(7)(10)	SOFR + 5.50%	10.96%		12/1/2027		3,561	3,350	3,259	0.01
MRI Software, LLC	(7)(11)	SOFR + 5.50%	10.95%		2/10/2027		48,299	48,018	47,157	0.17
NAVEX TopCo, Inc.	(4)(7)(10)	SOFR + 5.75%	11.11%		11/9/2030		100,646	98,503	98,456	0.35
Neogames Connect SARL	(4)(6)(8)	E + 6.25%	10.18%		5/30/2028	EUR	100,400	102,345	110,837	0.39

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Nintex Topco Limited	(4)(6)(10)	SOFR + 6.00%	11.50%	11/13/2028		674,642	665,247	647,657	2.27
NortonLifeLock, Inc.	(6)(9)	SOFR + 2.00%	7.46%	9/12/2029		6,399	6,372	6,416	0.02
Oranje Holdco Inc	(4)(7)(11)	SOFR + 7.75%	13.13%	2/1/2029		66,000	64,427	66,000	0.23
Perforce Software, Inc.	(8)	SOFR + 3.75%	9.21%	7/1/2026		15,296	15,285	15,181	0.05
Project Alpha Intermediate Holding, Inc.	(9)	SOFR + 4.75%	10.11%	10/28/2030		71,388	69,994	71,916	0.25
Project Leopard Holdings, Inc.	(9)	SOFR + 5.25%	10.73%	7/20/2029		139,590	133,184	126,911	0.44
Project Leopard Holdings, Inc.	(4)(7)(8)	SOFR + 4.25%	9.63%	7/20/2029		4,385	4,396	2,044	0.01
Proofpoint, Inc.	(9)	SOFR + 3.25%	8.72%	8/31/2028		895	892	897	0.00
Quest Software US Holdings, Inc.	(6)(9)	SOFR + 4.25%	9.78%	2/1/2029		27,602	27,415	21,223	0.07
Rally Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.12%	7/19/2028		135,721	133,565	133,095	0.47
Rally Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.11%	7/19/2028		7,098	6,828	6,743	0.02
RealPage, Inc.	(9)	SOFR + 3.00%	8.47%	4/24/2028		1,970	1,965	1,959	0.01
Relativity ODA, LLC	(4)(7)(11)	SOFR + 6.50%	11.96%	5/12/2027		875	806	788	0.00
Rocket Software, Inc.	(9)	SOFR + 4.75%	10.11%	11/28/2028		43,303	42,680	42,626	0.15
S2P Acquisition Borrower, Inc.	(6)(8)	SOFR + 4.00%	9.46%	8/14/2026		12,969	12,983	13,013	0.05
Sailpoint Technologies, Inc.	(4)(7)(10)	SOFR + 6.00%	11.36%	8/16/2029		384,906	378,197	384,906	1.35
Solarwinds Holdings, Inc.	(8)	SOFR + 3.75%	9.11%	2/5/2027		2,978	2,959	2,988	0.01
Sophia, LP	(9)	SOFR + 3.50%	8.96%	10/7/2027		1,975	1,966	1,981	0.01
Sovos Compliance, LLC	(9)	SOFR + 4.50%	9.97%	8/11/2028		4,878	4,889	4,829	0.02
Spitfire Parent, Inc.	(4)(11)	E + 5.50%	9.34%	3/11/2027	EUR	19,013	22,716	20,989	0.07
Spitfire Parent, Inc.	(4)(11)	SOFR + 5.50%	10.96%	3/11/2027		117,930	116,934	117,930	0.41
Stamps.com, Inc.	(4)(10)	SOFR + 5.75%	11.23%	10/5/2028		855,596	843,953	834,206	2.92
Surf Holdings, LLC	(6)(8)	SOFR + 3.50%	8.97%	3/5/2027		3,202	3,206	3,213	0.01
Symphony Technology Group	(6)(10)	SOFR + 5.00%	10.64%	7/27/2028		65,396	64,930	46,799	0.16

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Software (continued)
Symphony Technology Group	(6)(9)	SOFR + 3.75%	9.19%		3/1/2029	29,872	29,662	29,828	0.10
Tegra118 Wealth Solutions, Inc.	(8)	SOFR + 4.00%	9.37%		2/18/2027	6,864	6,842	6,557	0.02
The Ultimate Software Group, Inc.	(9)	SOFR + 3.25%	8.76%		5/4/2026	12,404	12,398	12,454	0.04
Triple Lift, Inc.	(4)(10)	SOFR + 5.75%	11.27%		5/5/2028	69,655	68,746	67,217	0.24
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.75%	11.31%		5/5/2028	5,480	5,302	4,980	0.02
Vision Solutions, Inc.	(10)	SOFR + 4.00%	9.64%		4/24/2028	36,657	36,567	36,438	0.13
VS Buyer LLC	(6)(8)	SOFR + 3.25%	8.71%		2/28/2027	3,479	3,458	3,492	0.01
WPEngine, Inc.	(4)(7)(10)	SOFR + 6.50%	11.87%		8/14/2029	81,400	78,885	79,528	0.28
Zendesk Inc	(4)(7)(10)	SOFR + 6.25%	11.61 (incl. 3.25 PIK	% % )	11/30/2028	936,617	912,909	931,544	3.26

							13,127,524	13,129,988	45.98
Specialty Retail
CustomInk, LLC	(4)(11)(18)	SOFR + 6.18%	11.49%		5/3/2026	36,866	36,526	36,866	0.13
EG America, LLC	(6)(8)	SOFR + 5.50%	11.24%		2/7/2028	22,893	22,269	22,550	0.08
Runner Buyer, Inc.	(10)	SOFR + 5.50%	11.00%		10/20/2028	76,635	75,493	60,670	0.21

							134,288	120,086	0.42
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	12.21%		2/28/2028	45,893	45,954	45,893	0.16
Trading Companies & Distributors
Foundation Building Materials, Inc.	(9)	SOFR + 3.25%	8.89%		1/31/2028	14,756	14,518	14,733	0.05
Icebox Holdco III, Inc.	(9)	SOFR + 3.50%	9.11%		12/22/2028	15,784	15,738	15,701	0.06
LBM Acquisition, LLC	(10)	SOFR + 3.75%	9.21%		12/17/2027	44,973	44,853	44,545	0.16
Park River Holdings, Inc.	(10)	SOFR + 3.25%	8.91%		12/28/2027	46,152	45,753	45,160	0.16
Porcelain Acquisition Corp.	(4)(11)	SOFR + 6.00%	11.49%		4/1/2027	81,905	80,421	78,400	0.27

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Trading Companies & Distributors (continued)
Specialty Building Products Holdings, LLC	(9)	SOFR + 3.75%	9.21%	10/15/2028		19,759	19,703	19,759	0.07
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.96%	6/2/2028		7,968	7,932	7,980	0.03
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.97%	6/2/2028		18,424	18,378	18,478	0.06
Windsor Holdings III, LLC	(6)(8)	SOFR + 4.50%	9.84%	8/1/2030		8,948	8,875	9,026	0.03

							256,171	253,782	0.89
Transportation Infrastructure
Capstone Logistics, LLC	(4)(11)	SOFR + 4.75%	10.21%	11/12/2027		22,005	22,052	22,005	0.08
Enstructure LLC	(4)(9)(18)	SOFR + 6.35%	10.96%	5/25/2029		98,715	96,803	98,715	0.35
Frontline Road Safety, LLC	(4)(7)(10)	SOFR + 5.75%	11.55%	5/3/2027		181,893	179,611	178,884	0.63
Frontline Road Safety, LLC	(4)(10)	SOFR + 5.75%	11.39%	5/3/2027		22,446	22,003	22,109	0.08
Helix TS, LLC	(4)(10)	SOFR + 6.25%	11.78%	8/4/2027		168,791	166,935	165,415	0.58
Helix TS, LLC	(4)(10)	SOFR + 6.25%	11.75%	8/4/2027		993	977	973	0.00
Italian Motorway Holdings S.à.r.l	(4)(6)(8)	E + 5.25%	9.35%	4/28/2029	EUR	236,429	243,641	259,048	0.91
Liquid Tech Solutions Holdings, LLC	(10)	SOFR + 4.75%	10.22%	3/20/2028		18,900	18,841	18,648	0.07
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.22%	10/19/2027		61,741	61,019	59,425	0.21
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.29%	1/31/2029		76,822	76,088	73,942	0.26
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.26%	10/19/2027		55,206	55,109	53,136	0.19
Safety Borrower Holdings LP	(4)(11)	SOFR + 5.25%	10.90%	9/1/2027		45,283	45,032	45,283	0.16
Safety Borrower Holdings LP	(4)(7)(11)	P + 4.25%	12.75%	9/1/2027		2,517	2,496	2,483	0.01
Sam Holding Co, Inc.	(4)(7)(11)	SOFR + 6.00%	11.49%	9/24/2027		151,380	148,847	148,819	0.52
Sam Holding Co, Inc.	(4)(11)	SOFR + 6.00%	11.57%	9/24/2027		63,840	62,654	63,042	0.22
Sam Holding Co, Inc.	(4)(11)	SOFR + 6.00%	11.50%	9/24/2027		46,091	45,550	45,515	0.16
TRP Infrastructure Services, LLC	(4)(11)	SOFR + 5.50%	11.03%	7/9/2027		72,218	71,371	64,274	0.23

							1,319,029	1,321,716	4.66

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt—non-controlled/non-affiliated (continued)
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	9.35%	12/17/2027	20,128	20,112	20,099	0.07

Total First Lien Debt - non-controlled/non-affiliated						45,749,946	45,464,551	159.19
First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments Services, Inc.	(4)(6)(11)(16)(17)	SOFR + 8.35%	13.71%	4/14/2030	18,526	15,306	9,412	0.03
Pigments Services, Inc.	(4)(6)(11)(16)	SOFR + 8.35%	13.71 PIK %	4/14/2030	9,908	9,908	9,908	0.03

						25,214	19,320	0.06
Insurance
CFCo LLC (Benefytt Technologies, Inc.)	(4)(8)(16)(17)(18)	0.00%	0.00%	9/13/2038	86,098	12,571	612	0.00
Daylight Beta Parent LLC (Benefytt Technologies, Inc.)	(4)(8)(16)	10.00%	10.00 PIK %	9/12/2033	49,530	49,530	49,530	0.17

						62,101	50,142	0.17

Total First Lien Debt - controlled/affiliated (excluding Investments in Joint Ventures)						87,315	69,462	0.23

Total First Lien Debt						45,837,261	45,534,013	159.42

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)		Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Second Lien Debt— non-controlled/non-affiliated
Aerospace & Defense
Atlas CC Acquisition Corp.	(4)(10)	SOFR + 7.63	13.27	5/25/2029		44,520	44,069	40,513	0.14
Peraton Corp.	(10)	SOFR + 7.75%	13.22%	2/1/2029		53,259	52,749	53,117	0.19

							96,818	93,630	0.33
Air Freight & Logistics
Wwex Uni Topco Holdings, LLC	(10)	SOFR + 7.00%	12.61%	7/26/2029		33,000	32,664	28,380	0.10
Capital Markets
Apex Group Treasury, LLC	(4)(6)(9)	SOFR + 6.75%	12.36%	7/27/2029		8,531	8,471	8,446	0.03
Apex Group Treasury, LLC	(4)(6)(9)	SOFR + 6.75%	12.39%	7/27/2029		19,622	19,704	19,426	0.07
The Edelman Financial Engines Center, LLC	(8)	SOFR + 6.75%	12.22%	7/20/2026		14,000	13,926	14,026	0.05

							42,101	41,898	0.15
Chemicals
Pearls Netherlands Bidco	(4)(6)(9)	SOFR + 7.25%	12.63%	2/25/2030		42,453	41,554	42,028	0.15
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 6.75%	12.22%	3/30/2029		29,464	29,367	26,714	0.09
USIC Holdings, Inc.	(10)	SOFR + 6.50%	12.11%	5/14/2029		8,594	8,548	7,998	0.03

							37,915	34,712	0.12
Construction & Engineering
Thermostat Purchaser III, Inc.	(4)(10)	SOFR + 7.25%	12.79%	8/31/2029		32,725	32,377	32,725	0.11
Diversified Consumer Services
Pre-Paid Legal Services, Inc.	(9)	SOFR + 7.00%	12.47%	12/14/2029		25,000	24,813	22,875	0.08
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc.	(4)(9)	SOFR + 6.50%	12.00%	2/16/2030		52,500	51,696	52,500	0.18
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(6)(8)	8.75%	8.75%	4/15/2029	CAD	3,800	2,995	2,552	0.01
CD&R Artemis UK Bidco Ltd.	(4)(6)(8)	S + 7.50%	12.76%	8/19/2029	GBP	65,340	87,677	82,245	0.29
CD&R Artemis UK Bidco Ltd.	(4)(5)(6)(9)	SOFR + 7.25%	12.76%	8/19/2029		15,000	14,723	14,625	0.05
CD&R Artemis UK Bidco Ltd.	(4)(5)(6)(9)	SOFR + 7.35%	12.70%	8/19/2029		10,000	9,809	9,750	0.03
Jayhawk Buyer, LLC	(4)(11)	SOFR + 8.75%	14.23%	10/15/2027		6,537	6,459	6,242	0.02

							121,663	115,414	0.40
Health Care Technology
Imprivata, Inc.	(9)	SOFR + 6.25%	11.60%	12/1/2028		44,118	43,791	42,353	0.15
Hotels, Restaurants & Leisure
Mic Glen, LLC	(9)	SOFR + 6.75%	12.21%	7/30/2029		16,000	15,963	15,600	0.05
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	SOFR + 7.00%	12.64%	11/1/2029		24,677	24,492	23,011	0.08

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt— non-controlled/non-affiliated (continued)
IT Services
Dcert Buyer, Inc.	(8)	SOFR + 7.00%	12.36%	2/19/2029	60,975	61,129	55,792	0.20
Inovalon Holdings, Inc.	(4)(10)	SOFR + 10.50%	15.97 PIK %	11/24/2033	110,643	108,623	110,643	0.39

						169,752	166,435	0.59
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	SOFR + 6.50%	12.14%	8/31/2029	45,977	45,325	38,391	0.13
LSCS Holdings, Inc.	(9)	SOFR + 8.00%	13.47%	12/17/2029	40,000	39,551	35,600	0.12
Phoenix Newco, Inc.	(4)(6)(9)	SOFR + 6.50%	11.97%	11/15/2029	52,153	51,362	52,153	0.18

						136,238	126,144	0.43
Media
Houghton Mifflin, LLC	(7)(9)	SOFR + 8.50%	13.86%	4/8/2030	80,500	78,940	77,151	0.27
Pharmaceuticals
Sharp Midco, LLC	(4)(9)	SOFR + 7.35%	12.70%	12/31/2029	31,500	30,910	31,500	0.11
Professional Services
Aqgen Island Holdings, Inc.	(6)(9)	SOFR + 6.50%	12.18%	8/2/2029	19,508	19,372	18,838	0.07
Celestial Saturn Parent, Inc.	(9)	SOFR + 6.50%	11.97%	6/4/2029	111,188	110,582	100,140	0.35
Deerfield Dakota Holding, LLC	(10)	SOFR + 6.75%	12.36%	4/7/2028	27,069	27,012	26,020	0.09
Thevelia US, LLC	(4)(6)(9)	SOFR + 6.75%	12.25%	6/17/2030	182,046	177,637	181,591	0.64

						334,603	326,589	1.15
Software
Cloudera, Inc.	(9)	SOFR + 6.00%	11.46%	10/8/2029	66,697	66,295	64,251	0.23
Cornerstone OnDemand, Inc.	(4)(9)	SOFR + 6.00%	11.36%	10/15/2029	34,825	33,834	33,780	0.12
HS Purchaser, LLC	(10)	SOFR + 6.75%	12.35%	11/19/2027	66,000	66,085	54,234	0.19
Human Security, Inc.	(4)(11)	SOFR + 6.75%	12.11%	7/22/2027	50,000	49,376	48,875	0.17
Human Security, Inc.	(4)(5)(11)	SOFR + 6.75%	12.11%	7/22/2027	50,000	49,376	48,875	0.17
Idera, Inc.	(10)	SOFR + 6.75%	12.28%	3/2/2029	30,331	30,258	29,705	0.10
Mandolin Technology Intermediate Holdings, Inc.	(4)(9)	SOFR + 6.50%	12.00%	7/30/2029	31,950	31,640	29,874	0.10
Mitratech Holdings, Inc.	(4)(5)(10)	SOFR + 8.00%	13.36%	5/18/2029	438	430	425	0.00
Mitratech Holdings, Inc.	(4)(5)(10)	SOFR + 6.75%	12.28%	5/18/2029	18,000	17,948	16,695	0.06
Proofpoint, Inc.	(9)	SOFR + 6.25%	11.72%	8/31/2029	63,274	63,129	64,065	0.22
Symphony Technology Group	(6)(10)	SOFR + 8.25%	13.89%	7/27/2029	41,983	41,668	16,793	0.06
Vision Solutions, Inc.	(10)	SOFR + 7.25%	12.89%	4/23/2029	46,426	46,318	42,761	0.15

						496,357	450,333	1.57
Trading Companies & Distributors
Icebox Holdco III, Inc.	(9)	SOFR + 6.75%	12.36%	12/21/2029	14,000	13,894	12,810	0.04

Total Second Lien Debt— non-controlled/non-affiliated						1,826,541	1,736,088	6.06

Total Second Lien Debt						1,826,541	1,736,088	6.06

Unsecured Debt— non-controlled/non-affiliated
Health Care Technology
Healthcomp Holding Company, LLC	(4)(8)	13.75%	13.75 PIK %	11/8/2031	18,733	18,182	18,171	0.06

Total Unsecured Debt— non-controlled/non-affiliated						18,182	18,171	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations
Structured Finance Obligations—non-controlled/non-affiliated
Diversified Financial Services
522 Funding CLO 2020-6, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.17%	10/23/2034	3,000	3,000	2,842	0.01
AIMCO CLO Series 2015-A	(5)(6)(8)	SOFR + 6.86%	12.53%	10/17/2034	7,450	7,450	7,269	0.03
Allegro CLO XI Ltd.	(4)(5)(6)(8)	SOFR + 7.26%	12.66%	1/19/2033	3,895	3,863	3,894	0.01
Apidos CLO XXXIII	(5)(6)(8)	SOFR + 6.61%	12.01%	10/24/2034	5,000	4,959	4,889	0.02
Apidos CLO XXXVI	(4)(5)(6)(8)	SOFR + 6.21%	11.37%	7/20/2034	8,500	8,500	8,357	0.03
Ares LXI CLO, Ltd.	(4)(5)(6)(8)	SOFR + 6.51%	11.67%	10/20/2034	7,750	7,750	7,518	0.03
Ares LXII CLO, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.14%	1/25/2034	9,000	9,000	8,637	0.03
Ares XXVII CLO, Ltd.	(5)(6)(8)	SOFR + 7.01%	12.43%	10/28/2034	5,000	4,958	4,855	0.02
Bain Capital Credit CLO 2020-4 Ltd	(4)(5)(6)(8)	SOFR + 7.98%	13.40%	10/20/2036	5,500	5,338	5,516	0.02
Balboa Bay Loan Funding 2021-2, Ltd.	(4)(5)(6)(8)	SOFR + 6.86%	12.28%	1/20/2035	7,000	6,941	6,537	0.02
Barings CLO Ltd 2021-II	(4)(5)(6)(8)	SOFR + 6.51%	12.17%	7/15/2034	6,000	6,000	5,815	0.02
Barings CLO Ltd 2021-III	(4)(5)(6)(8)	SOFR + 6.91%	12.31%	1/18/2035	7,200	7,200	6,676	0.02
Barings CLO Ltd 2023-IV	(4)(5)(6)(8)	SOFR + 7.59%	12.91%	1/20/2037	3,000	2,970	2,970	0.01
Benefit Street Partners CLO XX	(4)(5)(6)(8)	SOFR + 7.01%	12.67%	7/15/2034	6,500	6,500	6,488	0.02
Benefit Street Partners LLC BSP 2020-21A	(4)(5)(6)(8)	SOFR + 6.96%	12.62%	10/15/2034	3,000	2,974	2,979	0.01
BlueMountain CLO XXIX Ltd	(4)(5)(6)(8)	SOFR + 7.12%	12.50%	7/25/2034	2,750	2,692	2,611	0.01
Broad River Ltd 2020-1	(4)(5)(6)(8)	SOFR + 6.76%	12.18%	7/20/2034	7,000	6,952	6,950	0.02
Carlyle US CLO 2020-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.51%	11.93%	7/20/2034	7,000	7,000	6,901	0.02
Carlyle US CLO 2023-5 Ltd	(4)(5)(6)(8)	SOFR + 7.90%	13.27%	1/27/2036	7,000	6,860	6,929	0.02
Carval CLO V-C, LTD.	(4)(5)(6)(8)	SOFR + 7.01%	12.67%	10/15/2034	8,000	7,933	7,889	0.03
Carval CLO VI-C, LTD.	(4)(5)(6)(8)	SOFR + 7.33%	12.74%	4/21/2034	8,750	8,674	8,706	0.03
CIFC Funding 2019-III, Ltd.	(4)(5)(6)(8)	SOFR + 7.06%	12.72%	10/16/2034	8,000	8,000	8,004	0.03
CIFC Funding 2022-V, Ltd.	(4)(5)(6)(8)	SOFR + 7.55%	12.94%	7/16/2033	10,000	9,913	10,050	0.04
Dryden 112 CLO, Ltd.	(4)(5)(6)(8)	SOFR + 7.75%	13.13%	11/15/2036	4,900	4,784	4,883	0.02
Dryden 95 CLO, Ltd.	(4)(5)(6)(8)	SOFR + 6.41%	11.78%	8/20/2034	8,000	8,000	7,500	0.03
Eaton Vance CLO 2019-1 Ltd	(4)(5)(6)(8)	SOFR + 6.76%	12.16%	4/15/2031	3,750	3,754	3,713	0.01
Elmwood CLO 16, Ltd.	(4)(5)(6)(8)	SOFR + 7.22%	12.64%	4/20/2034	6,000	5,948	6,032	0.02
Elmwood CLO III, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.16%	10/20/2034	3,500	3,500	3,501	0.01
Elmwood CLO VI, Ltd.	(5)(6)(8)	SOFR + 6.76%	12.16%	10/20/2034	4,000	4,000	4,002	0.01
Flatiron RR CLO 22, LLC	(5)(6)(8)	SOFR + 6.46%	11.85%	10/15/2034	5,000	5,000	4,952	0.02
Fort Washington CLO 2021-2, Ltd.	(4)(5)(6)(8)	SOFR + 6.87%	12.29%	10/20/2034	12,000	11,901	11,892	0.04
Galaxy 30 CLO, Ltd.	(4)(5)(6)(8)	SOFR + 6.95%	12.34%	4/15/2035	3,000	2,974	2,998	0.01
Galaxy XXV CLO, Ltd.	(4)(5)(6)(8)	SOFR + 6.21%	11.59%	10/25/2031	4,000	3,954	3,881	0.01
Galaxy 32 CLO Ltd	(4)(5)(6)(8)	SOFR + 7.33%	12.70%	10/20/2036	2,140	2,119	2,138	0.01
Goldentree Loan Management US Clo 12 Ltd.	(4)(5)(6)(8)	SOFR + 7.25%	12.67%	4/20/2034	6,500	6,447	6,481	0.02
Goldentree Loan Management US Clo 8 Ltd.	(4)(5)(6)(8)	SOFR + 6.41%	11.83%	10/20/2034	6,200	6,200	6,079	0.02

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—non-controlled/non-affiliated (continued)
Diversified Financial Services (continued)
Goldentree Loan Management US Clo 15 Ltd	(4)(5)(6)(8)	SOFR + 6.50%	11.84%	10/20/2036	6,500	6,439	6,466	0.02
Gulf Stream Meridian 5, Ltd.	(4)(5)(6)(8)	SOFR + 6.59%	11.99%	7/15/2034	3,500	3,489	3,422	0.01
Gulf Stream Meridian 7, Ltd.	(4)(5)(6)(8)	SOFR + 6.85%	12.24%	7/15/2035	5,000	4,957	4,877	0.02
Gulf Stream Meridian GSM 2021-IIIA, Ltd.	(4)(5)(6)(8)	SOFR + 7.01%	12.41%	4/15/2034	1,000	962	999	0.00
Halseypoint Clo 5, Ltd.	(4)(5)(6)(8)	SOFR + 7.20%	12.60%	1/30/2035	9,500	9,339	8,968	0.03
HPS Loan Management 15-2019 Ltd	(4)(5)(6)(8)	SOFR + 6.80%	12.10%	1/22/2035	4,000	3,966	3,829	0.01
Jamestown CLO XIV, Ltd.	(5)(6)(8)	SOFR + 7.46%	12.88%	10/20/2034	10,000	9,833	9,935	0.03
Kayne CLO III, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.16%	4/15/2032	5,000	5,007	4,909	0.02
Magnetite XXXII Ltd	(4)(5)(6)(8)	SOFR + 6.90%	12.29%	4/15/2035	5,000	5,000	5,010	0.02
MidOcean Credit CLO XIII Ltd	(4)(5)(6)(8)	SOFR + 7.80%	13.17%	1/21/2037	9,500	9,120	9,337	0.03
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	(5)(6)(8)	SOFR + 7.01%	12.40%	10/20/2034	6,500	6,500	6,328	0.02
Morgan Stanley Eaton Vance CLO 2022-17A Ltd	(4)(5)(6)(8)	SOFR + 7.90%	13.32%	7/20/2035	1,000	1,007	1,006	0.00
Neuberger Berman Loan Advisers CLO 38, Ltd.	(5)(6)(8)	SOFR + 6.51%	11.93%	10/20/2035	11,000	11,000	10,838	0.04
OCP CLO 2021-22, Ltd.	(4)(5)(6)(8)	SOFR + 6.86%	12.28%	12/2/2034	9,000	8,897	8,820	0.03
Octagon 55, Ltd	(4)(5)(6)(8)	SOFR + 6.76%	12.18%	7/20/2034	11,000	10,888	10,333	0.04
Octagon Investment Partners 41, Ltd.	(5)(6)(8)	SOFR + 7.39%	12.79%	10/15/2033	2,500	2,490	2,380	0.01
Onex Credit Partners OCP 2020-19A	(4)(5)(6)(8)	SOFR + 6.76%	12.18%	10/20/2034	4,250	4,088	4,157	0.01
Palmer Square CLO 2015-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.13%	5/21/2034	2,000	1,918	1,982	0.01
Palmer Square CLO 2019-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.14%	11/14/2034	12,000	12,000	11,853	0.04
Palmer Square CLO 2022-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.35%	11.77%	4/20/2035	2,500	2,500	2,472	0.01
Palmer Square CLO 2023-3 Ltd	(4)(5)(6)(8)	SOFR + 7.83%	13.21%	1/20/2037	10,000	9,900	9,984	0.03
Park Avenue Institutional Advisers CLO Ltd 2022-1	(4)(5)(6)(8)	SOFR + 7.29%	12.71%	4/20/2035	6,000	5,845	5,932	0.02
Post CLO 2021-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.71%	12.11%	10/15/2034	6,000	6,000	5,825	0.02
Post CLO 2022-1, Ltd.	(4)(5)(6)(8)	SOFR + 6.75%	12.17%	4/20/2035	5,000	4,979	4,766	0.02
PPM CLO 2, Ltd.	(4)(5)(6)(8)	SOFR + 6.81%	12.21%	4/16/2032	2,250	2,253	2,107	0.01
PPM CLO 4, Ltd.	(5)(6)(8)	SOFR + 6.76%	12.16%	10/18/2034	6,775	6,775	6,282	0.02
PPM CLO 5, Ltd.	(5)(6)(8)	SOFR + 6.76%	12.18%	10/18/2034	4,800	4,800	4,453	0.02
Rad CLO 14, Ltd.	(4)(5)(6)(8)	SOFR + 6.76%	12.42%	1/15/2035	6,750	6,750	6,700	0.02
Rad CLO 22 Ltd	(4)(5)(6)(8)	SOFR + 7.73%	13.10%	1/20/2037	7,500	7,277	7,511	0.03
Rockford Tower CLO 2021-3, Ltd.	(5)(6)(8)	SOFR + 6.98%	12.37%	10/20/2034	2,000	1,975	1,786	0.01

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations—non-controlled/non-affiliated (continued)
Diversified Financial Services (continued)
RR 19, Ltd.	(5)(6)(8)	SOFR + 6.76	12.42	10/15/2035	3,000	3,000	2,995	0.01
RR 20, Ltd.	(4)(5)(6)(8)	SOFR + 7.25%	12.64%	7/15/2037	4,000	3,964	4,010	0.01
Signal Peak 7, Ltd.	(4)(5)(6)(8)	SOFR + 7.15%	12.54%	4/30/2032	3,875	3,847	3,822	0.01
Sound Point CLO XXVII, Ltd.	(4)(5)(6)(8)	SOFR + 6.82%	12.20%	10/25/2034	5,000	4,917	4,309	0.02
Symphony CLO 34-PS Ltd.	(4)(5)(6)(8)	SOFR + 8.15%	13.55%	7/24/2036	4,000	3,923	4,039	0.01
Symphony CLO 30 Ltd	(4)(5)(6)(8)	SOFR + 8.39%	13.80%	4/20/2035	3,500	3,536	3,524	0.01
Trestles Clo IV, Ltd.	(4)(5)(6)(8)	SOFR + 6.51%	11.92%	7/21/2034	8,000	8,000	7,792	0.03
Vibrant CLO XII, Ltd.	(4)(5)(6)(8)	SOFR + 7.37%	12.79%	1/20/2034	2,875	2,853	2,819	0.01
Vibrant CLO XIII, Ltd.	(4)(5)(6)(8)	SOFR + 7.32%	12.72%	7/15/2034	6,250	6,199	6,139	0.02
Voya CLO 2019-4, Ltd.	(4)(5)(6)(8)	SOFR + 6.97%	12.36%	1/15/2035	8,250	8,111	7,907	0.03
Voya CLO 2020-2, Ltd.	(4)(5)(6)(8)	SOFR + 6.66%	12.06%	7/19/2034	5,000	4,916	4,906	0.02

Total Structured Finance Obligations—non-controlled/non-affiliated						443,228	436,863	1.51

Total Structured Finance Obligations						443,228	436,863	1.51

Equity
Equity—non-controlled/non-affiliated
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,890,586	4,336	9,394	0.03
Micross Topco, Inc.	(4)				116	125	115	0.00

						4,461	9,509	0.03
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				1,674	1,674	941	0.00
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,076,923	1,077	1,928	0.01

						2,751	2,869	0.01
Capital Markets
Resolute Investment Managers, Inc.	(4)				48,476	1,212	1,212	0.00
Commercial Services & Supplies
GTCR Investors LP - A-1 Units	(4)				893,584	894	894	0.00
Distributors
Box Co-Invest Blocker, LLC - Class A Units	(4)				3,308,320	3,308	1,687	0.01
Box Co-Invest Blocker, LLC - Class C Units	(4)				401,889	390	434	0.00

						3,698	2,121	0.01
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		29,194,330	28,735	37,228	0.13

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity—non-controlled/non-affiliated (continued)
Diversified Financial Services
THL Fund IX Investors (Plymouth II), LP	(4)				666,667	667	667	0.00
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units	(4)				12,870	10,915	13,091	0.05
Point Broadband Holdings, LLC - Class B Units	(4)				685,760	1,955	4,628	0.02
Point Broadband Holdings, LLC - Class Additional A Units	(4)				147,380	420	995	0.00
Point Broadband Holdings, LLC - Class Additional B Units	(4)				2,766	2,346	2,813	0.01

						15,636	21,527	0.08
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	(4)				4,853	4,853	2,718	0.01
Health Care Providers & Services
AVE Holdings I Corp.	(4)				12,237,213	11,870	11,656	0.04
CD&R Artemis Holdco 2 Limited - Preferred Shares	(4)(6)				33,000,000	43,662	51,343	0.18
CD&R Ulysses Equity Holdings, L.P. - Common Shares	(4)(6)				6,000,000	6,090	5,040	0.02
Jayhawk Holdings, LP - A-1 Common Units	(4)				12,472	2,220	975	0.00
Jayhawk Holdings, LP - A-2 Common Units	(4)				6,716	1,195	525	0.00
Maia Aggregator, L.P. - Class A Units	(4)				19,700,000	19,700	16,548	0.06
NC Eve, L.P. - LP Interest	(4)(6)				2,500,000	3,398	2,135	0.01

						88,135	88,222	0.31
Health Care Technology
Caerus Midco 2 S.À. R.L - Additional Vehicle Units	(4)(6)				988,290	988	109	0.00
Caerus Midco 2 S.À. R.L - Vehicle Units	(4)(6)				4,941,452	4,941	4,596	0.02
Healthcomp Holding Company, LLC - Preferred Interest	(4)				18,035	1,804	1,804	0.01

						7,733	6,509	0.03
Insurance
Shelf Holdco Ltd Common Equity	(4)(6)				1,300,000	1,300	2,275	0.01
RSC Topco, Inc.- Preferred Shares	(4)				100	97	102	0.00

						1,397	2,377	0.01

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity—non-controlled/non-affiliated (continued)
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest	(4)				25,687,196	25,687	27,485	0.10
Professional Services
OHCP V TC COI, LP. - LP Interest	(4)				6,500,000	6,500	11,245	0.04
Tricor Horizon, LP	(4)(6)				14,273,892	14,396	14,274	0.05
Victors CCC Topco, LP	(4)				9,600,000	9,600	15,168	0.05

						30,496	40,687	0.14
Software
Connatix Parent, LLC - Class L Common Units	(4)				126,136	1,388	352	0.00
Descartes Holdings, Inc - Class A Units	(4)				937,585	4,060	1,941	0.01
Expedition Holdco, LLC	(4)				810,810	810	459	0.00
Knockout Intermediated Holdings I, Inc.	(4)				49,020	47,795	60,785	0.21
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		45,090	43,963	53,094	0.19
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	(4)				31,950,000	30,992	32,110	0.11
Mimecast Limited	(4)				73,213,759	73,214	75,732	0.27
Mitratech Holdings, Inc. - Class A Preferred Shares	(4)				1,573	1,535	1,525	0.01
TPG IX Newark CI, L.P. - LP Interests	(4)(6)				3,846,970	3,847	3,847	0.01
Zoro Common Equity	(4)				1,195,880	11,959	11,959	0.04
Zoro Series A Preferred Shares	(4)		12.50%		44,535	42,976	50,102	0.18

						262,539	291,906	1.03
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest	(4)				34,238,400	33,725	36,977	0.13
Enstructure LLC	(4)				4,642,254	3,440	4,593	0.02
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				58,590	6,178	8,035	0.03
Ncp Helix Holdings, LLC. - Preferred Shares	(4)				1,485,282	1,115	1,604	0.01
						44,458	51,209	0.19

Total Equity—non-controlled/non-affiliated						523,352	587,140	2.08

Equity - non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP - Class A Common Units)	(4)(6)(16)				265,556	558	2,499	0.01

Total Equity—non-controlled/affiliated						558	2,499	0.01

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Equity—controlled/affiliated (excluding Investments in Joint Ventures)
Chemicals
Pigments LP Int	(4)(6)(16)				3,943	—	—	0.00
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest	(4)(6)(16)				250,974,000	250,974	265,631	0.93
Insurance
CFCo LLC (Benefytt Technologies, Inc.) - Class B Units	(4)(16)				134,166,603	—	—	0.00
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC - Series A Preferred Units)	(4)(6)(16)				1,500,000	1,421	1,981	0.01

Total Equity—controlled/affiliated (excluding Investments in Joint Ventures)						252,395	267,612	0.94

Total Equity						776,305	857,251	3.03

Investment in Joint Venture
BCRED Emerald JV	(6)(16)					2,002,500	2,032,260	7.12
BCRED Verdelite JV	(6)(16)					117,706	129,265	0.45

Total Investments in Joint Ventures Total						2,120,206	2,161,525	7.57

Total Investments—non-controlled/non-affiliated						48,561,249	48,242,813	168.90
Total Investments—non-controlled/affiliated						558	2,499	0.01
Total Investments—controlled/affiliated (excluding Investments in Joint Ventures)						339,710	337,074	1.17
Total Investments—Investments in Joint Ventures						2,120,206	2,161,525	7.57

Total Investment Portfolio						51,021,723	50,743,911	177.65

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund						158,725	158,725	0.56
Other Cash and Cash Equivalents						1,323,045	1,323,045	4.64

Total Portfolio Investments, Cash and Cash Equivalents						$52,503,493	$52,225,681	182.85%

(1)
Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2023, the Company had

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.
(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2023, non-qualifying assets represented 21.2% of total assets as calculated in accordance with regulatory requirements.

(7)
Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments:

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$25,961	$—
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2024	26,305	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	18,259	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2026	3,902	(78)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Alera Group, Inc.	Delayed Draw Term Loan	11/17/2025	22,342	(112)
Amerilife Holdings LLC	Delayed Draw Term Loan	8/31/2029	12,965	—
Amerilife Holdings LLC	Revolver	8/31/2028	48,715	—
Amerilife Holdings LLC	Delayed Draw Term Loan	10/20/2026	85,238	(852)
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	—
Analytic Partners LP	Revolver	4/4/2028	3,261	—
Anaplan, Inc.	Revolver	6/21/2028	47,983	(240)
Apex Companies, LLC	Delayed Draw Term Loan	1/31/2028	369	(5)
Armada Parent, Inc.	Delayed Draw Term Loan	2/15/2024	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(270)
Ascend Buyer, LLC	Revolver	9/30/2027	5,173	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(1,401)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	13,168	—
Avalara Inc	Revolver	10/19/2028	2,308	(12)
Bamboo US BidCo LLC	Revolver	9/28/2029	6,278	(141)
Bamboo US BidCo LLC	Delayed Draw Term Loan	9/30/2030	4,385	—
Bazaarvoice, Inc.	Revolver	5/7/2026	45,117	—
Beeline, LLC	Delayed Draw Term Loan	5/2/2029	4,821	(24)
Beeline, LLC	Revolver	5/2/2028	5,543	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	9,862	—
Bluefin Holding, LLC	Revolver	9/12/2029	4,487	(67)
BradyIFS Holdings, LLC	Delayed Draw Term Loan	10/31/2025	16,984	—
BradyIFS Holdings, LLC	Revolver	10/31/2029	17,309	(346)
Brave Parent Holdings, Inc.	Delayed Draw Term Loan	5/28/2025	56,649	(425)
Brave Parent Holdings, Inc.	Revolver	11/28/2030	28,325	(283)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	6,973	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	32,788	—
Caerus US 1, Inc.	Revolver	5/25/2029	12,613	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Castle Management Borrower, LLC	Revolver	11/3/2029	4,167	(63)
CFC Underwriting, Ltd.	Delayed Draw Term Loan	5/16/2029	20,232	—
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
CFS Brands, LLC	Revolver	10/2/2030	30,858	(617)
CFS Brands, LLC	Delayed Draw Term Loan	10/2/2030	20,572	—
Chronicle Bidco, Inc.	Revolver	11/14/2025	2,815	—
Circana Group, L.P.	Revolver	12/1/2027	86,026	—
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(16)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(1,344)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	19,964	(214)
COP Home Services TopCo IV, Inc.	Delayed Draw Term Loan	12/30/2027	13,936	(209)
Coupa Software Inc.	Delayed Draw Term Loan	8/27/2024	164	(2)
Coupa Software Inc.	Revolver	2/27/2029	126	(1)
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Crewline Buyer, Inc.	Revolver	11/8/2030	12,790	(309)
Cumming Group, Inc.	Revolver	11/16/2027	25,468	(382)
Cumming Group, Inc.	Delayed Draw Term Loan	5/21/2025	19,245	(144)
Denali Bidco Ltd	Delayed Draw Term Loan	8/29/2030	6,300	(5)
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(2,102)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,288	—
DTI Holdco, Inc.	Revolver	4/26/2027	10,000	(173)
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	9,961	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2024	49,368	(494)
Endeavor Schools Holdings LLC	Delayed Draw Term Loan	7/18/2029	12,377	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	26,639	(3,659)
Episerver, Inc.	Revolver	4/9/2026	3,833	(153)
Ergomed Plc	Delayed Draw Term Loan	11/17/2025	7,569	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	4,927	—
Excelitas Technologies Corp.	Revolver	8/14/2028	5,715	—
Experity, Inc.	Revolver	2/24/2028	13,452	(135)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/29/2024	3,945	(49)
Fencing Supply Group Acquisition, LLC	Delayed Draw Term Loan	2/26/2027	3,381	—
Formulations Parent Corp.	Revolver	11/15/2029	3,571	(66)
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	11,621	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	9,529	(143)
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	3,958	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2025	27,063	(271)
Freya Bidco Limited	Term Loan	10/31/2030	1,056	—
Freya Bidco Limited	Delayed Draw Term Loan	10/31/2030	12,907	—
Freya Bidco Limited	Term Loan	10/31/2030	105,258	—
Freya Bidco Limited	Delayed Draw Term Loan	10/31/2030	12,921	—
Frontgrade Technologies Holdings, Inc.	Revolver	1/9/2028	516	—
Frontline Road Safety, LLC	Delayed Draw Term Loan	6/15/2025	22,446	(281)
FusionSite Midco, LLC	Delayed Draw Term Loan	11/17/2024	15,400	—
FusionSite Midco, LLC	Revolver	11/17/2029	4,884	(110)
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(285)
GI Consilio Parent, LLC	Revolver	5/14/2026	4,629	(51)
GI Consilio Parent, LLC	Revolver	5/14/2026	844	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
GI Ranger Intermediate, LLC	Revolver	10/29/2027	4,320	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(64)
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	84,833	(954)
GovernmentJobs.com, Inc.	Revolver	12/2/2027	19,764	(395)
GraphPAD Software, LLC	Revolver	4/27/2027	1,416	—
Groundworks, LLC	Delayed Draw Term Loan	9/13/2025	37	—
Groundworks, LLC	Revolver	3/14/2029	42	(1)
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2027	9,724	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	9,254	—
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	37,586	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(129)
Icefall Parent Inc	Term Loan	1/25/2030	70,792	—
Icefall Parent Inc	Revolver	1/25/2030	6,742	—
IG Investments Holdings, LLC	Revolver	9/22/2027	44,828	(224)
Inova Pharmaceutical	Term Loan	10/30/2028	661	—
Inova Pharmaceutical	Delayed Draw Term Loan	10/30/2028	102	—
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	4,325	—
Integrity Marketing Acquisition, LLC	Revolver	8/27/2026	350	(2)
Integrity Marketing Acquisition, LLC	Revolver	8/27/2025	303	(3)
Iris Buyer, LLC	Delayed Draw Term Loan	10/2/2030	6,812	—
Iris Buyer, LLC	Revolver	10/2/2029	7,870	(216)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	453	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	—
Java Buyer, Inc.	Delayed Draw Term Loan	4/1/2024	30,676	—
Java Buyer, Inc.	Delayed Draw Term Loan	11/9/2025	42,170	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	—
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	41,761	—
Kaseya, Inc.	Revolver	6/25/2029	36,559	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/8/2025	25,388	—
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	6,824	—
Kwol Acquisition, Inc.	Revolver	12/6/2029	628	—
Kwor Acquisition, Inc.	Delayed Draw Term Loan	12/22/2027	3,735	—
Kwor Acquisition, Inc.	Revolver	12/22/2027	6,951	—
Loar Group, Inc.	Delayed Draw Term Loan	4/1/2024	47,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Magneto Components BuyCo, LLC	Revolver	12/5/2029	8,983	(225)
Magneto Components BuyCo, LLC	Delayed Draw Term Loan	6/5/2025	10,780	—
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	8,247	—
Mantech International CP	Delayed Draw Term Loan	9/14/2029	120,596	—
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	(286)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	520	—
Material Holdings, LLC	Revolver	8/17/2027	7,630	—
Medline Borrower LP	Revolver	2/27/2026	17,850	(37)
Mercury Bidco Globe Limited	Term Loan	1/31/2031	100,402	—
Mercury Bidco Globe Limited	Delayed Draw Term Loan	1/31/2026	25,389	—
Metis Buyer, Inc.	Revolver	5/4/2026	5,940	—
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	804	—
Mitratech Holdings, Inc.	Delayed Draw Term Loan	11/26/2024	7,280	—
Monk Holding Co.	Delayed Draw Term Loan	12/1/2024	19,234	—
Monterey Financing, S.A.R.L	Delayed Draw Term Loan	9/19/2029	19,804	—
More Cowbell II, LLC	Delayed Draw Term Loan	9/1/2030	2,244	(27)
More Cowbell II, LLC	Revolver	9/1/2029	2,308	—
MPG Parent Holdings LLC	Term Loan	1/8/2030	17,938	—
MPG Parent Holdings LLC	Revolver	1/8/2030	2,188	—
MPG Parent Holdings LLC	Delayed Draw Term Loan	1/8/2026	4,464	—
MRI Software, LLC	Revolver	2/10/2026	673	(13)
MRI Software, LLC	Revolver	2/10/2027	1,677	(3)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2027	37,034	(185)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2027	3,703	(37)
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
NAVEX TopCo, Inc.	Revolver	11/9/2028	8,855	(177)
Navigator Acquiror, Inc.	Delayed Draw Term Loan	1/16/2025	45,956	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—
Neptune Holdings, Inc.	Revolver	8/14/2030	2,000	(40)
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	1/1/2024	2,617	—
NortonLifeLock, Inc.	Revolver	9/12/2029	3,375	(28)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	5/27/2024	10,781	—
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	1/21/2025	70,001	—
ONS MSO, LLC	Delayed Draw Term Loan	12/13/2025	64,286	—
ONS MSO, LLC	Revolver	7/8/2026	6,192	—
Oranje Holdco Inc	Revolver	2/1/2029	8,250	—
Pavion Corp.	Revolver	10/30/2030	12,586	—
Pavion Corp.	Delayed Draw Term Loan	10/30/2025	27,871	(279)
Pearce Services, LLC	Delayed Draw Term Loan	6/2/2027	949	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	—
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	7,135	(143)
PGIS Intermediate Holdings, LLC	Delayed Draw Term Loan	10/16/2028	24,823	—
Phoenix 1 Buyer Corp.	Revolver	11/20/2029	8,349	(83)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Plasma Buyer, LLC	Revolver	5/12/2028	9,644	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	374	—
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	9,910	(74)
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/31/2029	4,979	(25)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Profile Products, LLC	Revolver	11/12/2027	9,886	(321)
Profile Products, LLC	Revolver	11/12/2027	6,700	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	4/26/2024	16,623	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	2,915	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	13,391	—
Pye-Barker Fire & Safety LLC	Delayed Draw Term Loan	11/26/2027	18,278	(183)
Quality Distribution LLC	Delayed Draw Term Loan	10/3/2024	25	—
Quality Distribution LLC	Revolver	4/3/2028	94	(3)
Quality Distribution LLC	Revolver	7/1/2026	9,000	(405)
Quality Distribution LLC	Delayed Draw Term Loan	10/24/2025	1,390	(7)
Qualus Power Services Corp.	Delayed Draw Term Loan	1/26/2025	5,694	—
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	12,089	—
Rally Buyer, Inc.	Revolver	7/19/2028	10,647	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	38	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	6	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	2,454	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Riser Merger Sub, Inc.	Revolver	10/31/2029	16,200	(324)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	10/31/2025	37,800	(378)
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	163	—
RoadOne Inc	Revolver	12/30/2028	275	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	45,989	—
S&P Global Engineering Solutions	Revolver	5/2/2029	249	—
Safety Borrower Holdings LP	Revolver	9/1/2027	839	—
Sailpoint Technologies, Inc.	Revolver	8/16/2028	34,083	—
Sam Holding Co, Inc.	Revolver	3/24/2027	24,000	(300)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2027	37,200	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	8,422	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Revolver	12/23/2027	51,955	(1,299)
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	124,106	(1,862)
Snoopy Bidco, Inc.	Delayed Draw Term Loan	5/6/2024	51,214	(768)
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/19/2028	6,544	—
SpecialtyCare, Inc.	Revolver	6/18/2026	5,104	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	1/2/2024	9,922	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	22,501	(788)
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	100	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	228,925	(5,202)
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(128)
Trader Corp.	Revolver	12/22/2028	6,899	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2027	21,738	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	—
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	6/20/2025	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	47,203	—
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	31,353	—
UMP Holdings, LLC	Delayed Draw Term Loan	7/15/2028	3,852	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(291)
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	12/31/2024	10,500	—
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	—
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	—
West Monroe Partners, LLC	Revolver	11/9/2027	56,571	—
WHCG Purchaser III, Inc.	Revolver	6/22/2026	31	—
World Insurance Associates, LLC	Delayed Draw Term Loan	4/3/2028	53,333	(533)
World Insurance Associates, LLC	Revolver	4/3/2028	3,333	(67)
WPEngine, Inc.	Revolver	8/14/2029	8,140	(244)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zeus Company, LLC	Term Loan	2/28/2031	48,365	—
Zeus Company, LLC	Revolver	2/28/2030	6,749	—
Zeus Company, LLC	Delayed Draw Term Loan	2/28/2026	9,067	—

Total unfunded commitments			$5,370,824	$(47,166)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2023 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.
(16)
Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

outstanding voting securities. As of December 31, 2023, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of December 31, 2022	Gross Additions	Gross Reductions	Net change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Fair value as of December 31, 2023	Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$2,813	$—	$(374)	$(153)	$213	$2,499	$16
Controlled/Affiliated Investments
Daylight Beta Parent LLC (Benefytt Technologies, Inc.)	—	49,530	—	—	—	49,530	1,486
CFCo LLC (Benefytt Technologies, Inc.)	—	12,715	—	(12,103)	—	612	—
CFCo LLC (Benefytt Technologies, Inc.)	—	—	—	—	—	—	—
Pigments Services, Inc.	—	15,344	—	(5,932)	—	9,412	—
Pigments Services, Inc.	—	9,908	—	—	—	9,908	934
Pigments Services, Inc.	—	—	—	—	—	—	—
Specialty Lending Company LLC	172,330	79,074	—	14,227	—	265,631	7,641
BCRED Emerald JV LP	2,072,717	—	(112,500)	72,043	—	2,032,260	291,248
BCRED Verdelite JV LP	115,677	—	—	13,588	—	129,265	18,646
GSO DL Co-Invest CI LP	1,881	—	—	100	—	1,981	—

Total	$2,365,418	$166,571	$(112,874)	$81,770	$213	$2,501,098	$319,971

(17)	Loan was on non-accrual status as of December 31, 2023.
(18)
These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

ADDITIONAL INFORMATION
Foreign Currency Forward Contracts

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Change in Unrealized Appreciation (Depreciation)
Deutsche Bank AG	USD	14,718	CAD	20,000	3/13/2024	$(443)
Deutsche Bank AG	USD	11,064	CAD	15,000	3/14/2024	(307)
Deutsche Bank AG	USD	9,190	CHF	8,000	3/14/2024	(397)
Goldman Sachs Bank USA	USD	79,492	DKK	546,731	3/14/2024	(1,925)
Deutsche Bank AG	USD	86,514	EUR	80,000	3/14/2024	(2,221)
Deutsche Bank AG	USD	100,490	GBP	80,000	3/14/2024	(1,467)
Goldman Sachs Bank USA	USD	53,367	NOK	584,117	3/14/2024	(4,409)
Goldman Sachs Bank USA	USD	23,358	NZD	38,100	3/14/2024	(795)
Goldman Sachs Bank USA	USD	10,538	SEK	109,749	3/13/2024	(410)
Goldman Sachs Bank USA	USD	22,768	SEK	237,106	3/14/2024	(885)

Total Foreign Currency Forward Contracts						$(13,259)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Interest Rate Swaps
Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Appreciation (Depreciation) (1)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024	$435,000	$(7,201)	$—	$11,724
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024	365,000	(8,535)	—	8,964
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024	500,000	(13,756)	—	11,606
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	(15,412)	—	11,177
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(24,724)	—	9,933
Deutsche Bank	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(24,496)	—	9,856
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	400,000	(11,089)	—	6,889
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	500,000	(13,873)	—	8,621
Deutsche Bank	April 2026 UK Bonds	4.87%	SONIA + 2.78%	4/14/2026	GBP 250,000	(12,420)	—	7,521
Sumitomo Mitsui Banking Corporation	May 2027 Notes	5.61%	SOFR + 2.79%	5/3/2027	625,000	(18,175)	—	7,960
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/29/2025	600,000	(1,841)	—	324
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027	350,000	463	—	1,881
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025	200,000	(760)	—	36
Sumitomo Mitsui Banking Corporation	November 2028 Notes	7.30%	SOFR + 3.06%	11/27/2028	500,000	13,682	—	13,682

Total Interest Rate Swaps						$(138,137)	$—	$110,174

(1)	For interest rates swaps designated in qualifying hedge relationships, the change in fair value is recorded in Interest expense in the Consolidated Statements of Operations.
The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
Investments—non-controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	L + 4.00%	8.17%	1/29/2027		$7,507	$7,405	$7,360	0.03%
Amentum Government Services Holdings, LLC	(9)	SOFR + 4.00%	8.12%	2/15/2029		12,224	12,171	11,942	0.05
Atlas CC Acquisition Corp.	(7)(10)	L + 4.25%	8.98%	5/25/2028		57,655	56,070	45,640	0.20
Corfin Holdings, Inc.	(4)(11)	L + 5.75%	10.13%	2/5/2026		30,560	30,552	29,949	0.13
Corfin Holdings, Inc.	(4)(11)	L + 5.75%	10.13%	2/5/2026		1,694	1,671	1,660	0.01
Linquest Corp.	(4)(5)(7)(10)	L + 5.75%	9.10%	7/28/2028		155,531	152,699	148,862	0.66
Loar Group, Inc.	(4)(7)(11)	L + 7.25%	11.63%	10/2/2024		144,300	140,735	142,300	0.63
Loar Group, Inc.	(4)(11)	L + 7.25%	11.63%	9/29/2023		29,120	29,120	29,120	0.13
MAG DS Corp.	(4)(11)	L + 5.50%	10.23%	4/1/2027		10,540	10,407	9,696	0.04
Maverick Acquisition, Inc.	(4)(5)(11)	L + 6.25%	10.98%	6/1/2027		48,722	47,931	44,961	0.20
Peraton Corp.	(10)	L + 3.75%	8.13%	2/1/2028		26,527	26,512	25,952	0.11
Vertex Aerospace Services Corp.	(10)	L + 3.50%	7.88%	12/6/2028		11,918	11,865	11,726	0.05
West Star Aviation Acquisition, LLC	(4)(7)(10)	SOFR + 6.00%	8.59%	3/1/2028		4,070	3,973	3,971	0.02

							531,111	513,139	2.26
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	9.13%	6/11/2027		268,425	264,218	265,741	1.17
Alliance Ground	(4)(10)	SOFR + 5.75%	9.98%	6/11/2027		95,668	93,927	94,711	0.42
ENV Bidco AB	(4)(6)(10)	SOFR + 6.00%	10.73%	7/19/2029		102,349	99,947	99,790	0.44
ENV Bidco AB	(4)(6)(7)(8)	E + 6.00%	8.20%	7/19/2029	EUR	114,140	111,025	115,596	0.51
Livingston International, Inc.	(4)(6)(10)	L + 5.50%	10.23%	4/30/2027		104,616	103,993	103,570	0.46
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	10.57%	12/9/2026		34,038	33,282	34,038	0.15
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	10.57%	2/5/2029		168,981	166,038	168,981	0.74
Redwood Services Group, LLC	(4)(7)(10)	SOFR + 6.00%	10.69%	6/15/2029		43,077	42,294	42,191	0.19
RoadOne Inc	(4)(7)(11)	SOFR + 6.25%	10.81%	12/30/2028		1,067	1,024	1,024	0.00
RWL Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.48%	12/31/2028		217,194	213,004	214,441	0.95
SEKO Global Logistics Network, LLC	(4)(5)(6)(11)	E + 5.00%	6.00%	12/30/2026	EUR	35,393	40,516	37,584	0.17
SEKO Global Logistics Network, LLC	(4)(5)(7)(11)	L + 4.75%	9.48%	12/30/2026		82,542	81,718	82,111	0.36
The Kenan Advantage Group, Inc.	(10)	L + 3.75%	8.13%	3/24/2026		33,842	33,697	33,074	0.15
Wwex Uni Topco Holdings, LLC	(10)	L + 4.00%	8.73%	7/26/2028		18,968	18,734	17,421	0.08

							1,303,417	1,310,273	5.79
Airlines
Air Canada	(6)(10)	L + 3.50%	8.13%	8/11/2028		12,755	12,741	12,645	0.06
United Airlines, Inc.	(6)(10)	L + 3.75%	8.11%	4/21/2028		20,165	20,213	19,967	0.09

							32,954	32,612	0.15

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Auto Components
Metis Buyer, Inc.	(5)(7)(10)	SOFR + 4.00%	8.50%	5/4/2028	57,438	56,210	54,273	0.24
Beverages
Naked Juice, LLC	(9)	SOFR + 3.25%	7.93%	1/24/2029	10,631	10,609	9,561	0.04
Triton Water Holdings, Inc.	(9)	L + 3.50%	8.23%	3/31/2028	57,402	56,420	53,578	0.24

						67,029	63,139	0.28
Building Products
Camelot Return Merger SU	(6)(8)	8.75%	8.75%	8/1/2028	7,599	6,915	6,983	0.03
Cornerstone Building Brands, Inc.	(6)(9)	SOFR + 5.63%	9.96%	8/1/2028	50,000	45,395	47,225	0.21
Cornerstone Building Brands, Inc.	(6)(9)	L + 3.25%	7.57%	4/12/2028	7,372	7,347	6,649	0.03
CP Atlas Buyer, Inc.	(9)	L + 3.50%	7.88%	11/23/2027	54,021	53,843	47,517	0.21
Engineered Stone Group Holdings III Ltd.	(4)(6)(7)(10)	SOFR + 5.51%	9.81%	4/23/2028	58,583	57,561	56,935	0.25
Engineered Stone Group Holdings III Ltd.	(4)(6)(8)	E + 5.00%	7.20%	4/23/2028	EUR 28,400	30,711	29,779	0.13
Fencing Supply Group Acquisition, LLC	(4)(5)(11)	L + 6.00%	11.21%	2/26/2027	107,885	106,619	107,885	0.48
Great Day Improvements, LLC	(4)(10)	L + 6.25%	10.98%	12/29/2027	181,913	178,885	176,455	0.78
Jacuzzi Brands, LLC	(4)(10)	SOFR + 6.00%	10.32%	4/21/2030	204,950	202,766	204,950	0.90
Jacuzzi Brands, LLC	(4)(11)	SOFR + 6.00%	10.32%	2/25/2025	52,938	52,580	52,938	0.23
Kodiak BP, LLC	(10)	L + 3.25%	7.98%	3/12/2028	48,808	48,481	45,941	0.20
L&S Mechanical Acquisition, LLC	(4)(5)(10)	L + 5.75%	10.14%	9/1/2027	113,644	111,876	106,825	0.47
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	10.47%	4/7/2025	150,208	147,026	148,706	0.66
Mi Windows and Doors, LLC	(9)	SOFR + 3.50%	7.92%	12/18/2027	5,545	5,558	5,498	0.02
New Arclin US Holding Corp.	(6)(7)(9)	L + 3.75%	8.13%	10/2/2028	11,236	11,201	9,731	0.04
The Chamberlain Group, Inc.	(9)	L + 3.25%	7.63%	11/3/2029	45,466	45,147	42,966	0.19
Windows Acquisition Holdings, Inc.	(4)(5)(11)	L + 6.50%	11.23%	12/29/2026	60,465	59,655	60,465	0.27

						1,171,566	1,157,448	5.10
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	8.88%	7/31/2026	15,667	15,700	15,357	0.07
AllSpring Buyer, LLC	(6)(9)	L + 3.00%	7.75%	11/1/2028	2,978	2,992	2,943	0.01
Resolute Investment Managers, Inc.	(11)	L + 4.25%	8.98%	4/30/2024	10,033	10,056	8,177	0.04
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.75%	10.23%	12/22/2027	12,975	12,867	12,845	0.06
Superannuation And Investments US, LLC	(6)(9)	L + 3.75%	8.13%	12/1/2028	12,859	12,779	12,686	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Capital Markets (continued)
The Edelman Financial Engines Center, LLC	(10)	L + 3.50%	7.88%	4/7/2028	45,653	45,196	42,719	0.19

						99,590	94,727	0.43
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	8.72%	9/30/2026	4,950	4,960	4,677	0.02
Dominion Colour Corporation	(4)(6)(11)(17)	L + 8.25%	11.19%	4/6/2024	35,696	35,396	18,116	0.08
Geon Performance Solutions, LLC	(10)	L + 4.50%	9.23%	8/18/2028	3,652	3,630	3,561	0.02
Hyperion Materials & Technologies, Inc.	(9)	L + 4.50%	9.23%	8/30/2028	17,712	17,660	17,247	0.08
LSF11 Skyscraper Holdco S.à r.l, LLC	(4)(6)(10)	L + 3.50%	8.23%	9/29/2027	19,653	19,577	19,260	0.08
NIC Acquisition Corp.	(10)	L + 3.75%	8.48%	12/29/2027	8,793	8,809	6,429	0.03
Olympus Water US Holding Corp.	(9)	L + 3.75%	8.50%	11/9/2028	13,708	13,694	13,195	0.06
Oxea Corporation	(6)(8)	L + 3.25%	7.00%	10/14/2024	6	6	6	0.00
WR Grace Holdings, LLC	(6)(9)	L + 3.75%	8.50%	9/22/2028	4,253	4,267	4,186	0.02

						107,999	86,677	0.39
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	7.82%	2/27/2025	32,330	32,279	31,740	0.14
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.17%	5/12/2028	68,605	68,383	65,312	0.29
Anticimex, Inc.	(6)(9)	L + 3.50%	8.23%	11/16/2028	16,886	16,756	16,338	0.07
APX Group, Inc.	(6)(11)	L + 3.25%	6.73%	7/10/2028	42,013	41,769	41,639	0.18
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	10.28%	5/7/2028	368,444	368,444	368,444	1.62
Belfor Holdings, Inc.	(8)	L + 4.00%	8.38%	4/6/2026	4,911	4,926	4,886	0.02
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 4.75%	9.07%	3/31/2028	8,150	8,071	7,844	0.03
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.07%	3/31/2028	41,187	41,227	39,488	0.17
Divisions Holding Corp.	(10)	L + 4.75%	9.13%	5/27/2028	23,795	23,610	23,245	0.10
EAB Global, Inc.	(9)	L + 3.50%	7.88%	8/16/2028	8,067	8,006	7,780	0.03
eResearchTechnology, Inc.	(11)	L + 4.50%	8.88%	2/4/2027	12,852	12,893	11,378	0.05
Foundational Education Group, Inc.	(4)(9)	SOFR + 3.75%	8.59%	8/31/2028	9,051	8,978	8,146	0.04
Garda World Security Corp.	(6)(8)	L + 4.25%	8.93%	10/30/2026	27,085	27,139	26,421	0.12
Garda World Security Corp.	(6)(8)	SOFR + 4.25%	8.53%	2/1/2029	16,492	16,352	15,914	0.07
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.33%	7/11/2025	6,078	6,067	5,866	0.03

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
Java Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.52%	12/15/2027	166,245	163,006	159,825	0.70
JSS Holdings, Inc.	(4)(10)	L + 6.00%	10.34%	12/27/2028	46,038	45,540	46,038	0.20
JSS Holdings, Inc.	(4)(10)	L + 6.00%	10.34%	12/27/2028	240,481	237,395	240,481	1.06
Knowledge Pro Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.04%	12/10/2027	51,532	50,453	50,978	0.22
KPSKY Acquisition, Inc.	(4)(10)	L + 5.50%	9.89%	10/19/2028	47,442	46,656	44,714	0.20
KPSKY Acquisition, Inc.	(4)(10)	L + 5.50%	12.00%	10/19/2028	21,259	20,894	20,036	0.09
MaxGen Energy Services Corporation	(4)(11)	L + 5.00%	9.18%	6/2/2027	83,035	81,442	80,959	0.36
Onex Baltimore Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	10.50%	12/1/2027	269,254	264,782	265,986	1.17
PECF USS Intermediate Holding III Corp.	(9)	L + 4.25%	8.63%	12/15/2028	30,534	30,546	25,574	0.11
Polyphase Elevator Holding Co.	(4)(7)(11)	SOFR + 5.50%	10.18%	6/3/2027	15,053	14,809	12,736	0.06
Recycle & Resource US, LLC	(6)(9)	L + 3.50%	8.23%	7/14/2028	5,167	5,136	4,711	0.02
Revspring, Inc.	(8)	L + 4.00%	8.73%	10/11/2025	15,284	15,197	14,787	0.07
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.00%	10.66%	1/16/2026	16,094	15,691	15,892	0.07
The Action Environmental Group, Inc.	(4)(5)(12)	L + 6.00%	9.91%	1/15/2026	4,050	3,983	3,999	0.02
The Action Environmental Group, Inc.	(4)(5)(12)	SOFR + 6.15%	10.47%	1/15/2026	4,459	4,386	4,403	0.02
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	(9)	L + 3.75%	8.13%	12/8/2028	41,852	41,624	40,136	0.18
USIC Holdings, Inc.	(10)	L + 3.50%	7.88%	5/12/2028	24,688	24,591	23,618	0.10
Vaco Holdings, LLC	(10)	SOFR + 5.00%	9.73%	1/21/2029	21,214	21,122	20,534	0.09
Veregy Consolidated, Inc.	(4)(11)	L + 6.00%	10.41%	11/2/2027	20,376	20,415	16,708	0.07

						1,792,568	1,766,556	7.77
Construction & Engineering
Aegion Corporation	(10)	L + 4.75%	9.13%	5/17/2028	23,640	23,585	22,152	0.10
ASP Endeavor Acquisition, LLC	(4)(5)(9)	L + 6.50%	11.06%	5/3/2027	35,460	34,948	33,598	0.15
Brookfield WEC Holdings, Inc.	(9)	SOFR + 3.75%	8.07%	8/1/2025	2,993	2,864	2,986	0.01
COP Home Services TopCo IV, Inc.	(4)(5)(7)(11)	L + 5.00%	9.38%	12/31/2027	125,111	122,456	118,736	0.52
Peak Utility Services Group, Inc.	(4)(11)	L + 5.00%	9.17%	3/2/2028	23,391	23,214	22,338	0.10
Refficiency Holdings, LLC	(10)	L + 3.75%	7.82%	12/16/2027	13,801	13,674	13,102	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Construction & Engineering (continued)
Thermostat Purchaser III, Inc.	(4)(7)(10)	L + 4.50%	9.23%	8/31/2028	42,932	41,843	39,898	0.18
Tutor Perini Corp.	(6)(11)	L + 4.75%	9.13%	8/18/2027	2,933	2,957	2,768	0.01

						265,541	255,578	1.13
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.07%	10/19/2027	35,942	35,870	34,819	0.15
Containers & Packaging
Ascend Buyer, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	10/2/2028	11,530	11,073	11,337	0.05
Berlin Packaging, LLC	(9)	L + 3.75%	7.88%	3/11/2028	28,131	28,094	27,131	0.12
Charter NEX US, Inc.	(10)	L + 3.75%	8.13%	12/1/2027	16,273	16,321	15,837	0.07
Graham Packaging Co, Inc.	(10)	L + 3.00%	7.38%	8/4/2027	9,081	9,055	8,939	0.04
LABL, Inc.	(9)	L + 5.00%	9.38%	10/29/2028	7,071	6,981	6,731	0.03
MAR Bidco Sarl	(6)(9)	L + 4.30%	9.03%	7/6/2028	3,898	3,882	3,567	0.02
Novolex, Inc.	(9)	SOFR + 3.93%	8.60%	4/13/2029	43,986	42,984	42,001	0.19
Pretium PKG Holdings, Inc.	(9)	L + 4.00%	7.74%	10/2/2028	23,650	23,293	18,971	0.08
ProAmpac PG Borrower, LLC	(10)	L + 3.75%	7.96%	11/3/2025	40,486	40,474	38,875	0.17
TricorBraun Holdings, Inc.	(9)	L + 3.25%	7.63%	3/3/2028	28,991	28,750	27,730	0.12
Trident TPI Holdings, Inc.	(7)(9)	L + 4.00%	7.67%	9/15/2028	22,865	22,788	21,993	0.10

						233,695	223,112	0.99
Distributors
BP Purchaser, LLC	(4)(10)	L + 5.50%	10.24%	12/10/2028	7,960	7,825	7,701	0.03
Bution Holdco 2, Inc.	(4)(11)	L + 6.25%	10.63%	10/17/2025	5,825	5,754	5,825	0.03
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	10.66%	12/29/2026	14,588	14,392	14,515	0.06
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	10.66%	12/29/2027	66,848	65,640	66,514	0.29
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.75%	10.17%	11/2/2026	30,261	29,669	29,655	0.13
Marcone Yellowstone Buyer, Inc.	(4)(5)(7)(10)	SOFR + 6.50%	7.25%	6/23/2028	15,810	15,180	15,164	0.07
Marcone Yellowstone Buyer, Inc.	(4)(5)(10)	SOFR + 6.25%	10.62%	6/23/2028	26,742	26,330	25,672	0.11
NDC Acquisition Corp.	(4)(7)(11)	L + 5.50%	10.23%	3/9/2027	22,620	22,130	22,109	0.10
Tailwind Colony Holding Corporation	(4)(11)	L + 6.25%	10.98%	11/13/2024	74,385	73,315	73,269	0.32
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.75%	10.52%	6/30/2025	11,911	11,408	11,375	0.05
Unified Door & Hardware Group, LLC	(4)(11)	L + 5.75%	10.49%	12/18/2027	52,948	52,332	52,022	0.23

						323,975	323,821	1.42
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/11/2028	30,790	30,294	29,188	0.13

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Consumer Services (continued)
Cambium Learning Group, Inc.	(4)(7)(10)	L + 5.50%	9.74%		7/20/2028	958,418	950,821	958,418	4.22
Colibri Group, LLC	(10)	SOFR + 5.00%	8.87%		3/12/2029	13,099	12,998	12,260	0.05
Dreambox Learning Holding, LLC	(4)(5)(10)	L + 6.25%	9.44%		12/1/2027	135,213	132,990	127,101	0.56
EM Bidco Limited	(6)(9)	SOFR + 4.25%	8.93%		7/6/2029	4,168	4,154	4,083	0.02
Go Car Wash Management Corp.	(4)(7)(11)	SOFR + 6.25%	10.67%		12/31/2026	48,755	46,720	47,045	0.21
Go Car Wash Management Corp.	(4)(14)	SOFR + 6.25%	10.67%		12/31/2026	42,256	41,527	41,199	0.18
KUEHG Corp.	(11)	L + 3.75%	8.48%		2/21/2025	46,275	45,808	44,559	0.20
Learning Care Group	(11)	L + 3.25%	7.61%		3/13/2025	37,491	36,954	34,974	0.15
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.13%		12/15/2028	15,896	15,734	15,323	0.07
Rinchem Company, LLC	(4)(9)	SOFR + 4.50%	9.18%		3/2/2029	4,025	4,007	3,814	0.02
Sunshine Cadence Holdco, LLC	(4)(7)(10)	SOFR + 6.50%	10.24%		3/23/2027	700	680	679	0.00
Sunshine Cadence Holdco, LLC	(8)	L + 4.25%	8.98%		3/23/2027	39,696	36,960	36,421	0.16
TruGreen Limited Partnership	(10)	L + 4.00%	8.38%		11/2/2027	5,895	5,924	5,250	0.02
University Support Services, LLC	(9)	L + 3.25%	7.63%		2/10/2029	14,898	14,738	14,525	0.06
Weld North Education, LLC	(9)	L + 3.75%	7.72%		12/21/2027	9,326	9,326	9,161	0.04

							1,389,635	1,384,000	6.09
Diversified Financial Services
Barbri Holdings, Inc.	(4)(7)(10)	L + 5.75%	10.13%		4/28/2028	129,071	127,193	127,765	0.56
Comet Acquisition, Inc.	(4)(9)	SOFR + 4.25%	8.98%		10/24/2025	15,830	15,626	15,355	0.07
Lereta, LLC	(10)	L + 5.25%	9.63%		7/30/2028	29,455	29,220	25,921	0.11
Mitchell International, Inc.	(9)	L + 3.75%	8.41%		10/15/2028	66,990	66,327	61,932	0.27
Polaris Newco, LLC	(9)	L + 4.00%	8.73%		6/2/2028	41,862	41,380	38,304	0.17
Sedgwick Claims Management Services, Inc.	(6)(11)	L + 4.25%	8.63%		9/3/2026	2,399	2,418	2,375	0.01
Sedgwick Claims Management Services, Inc.	(6)(8)	L + 3.75%	8.13%		9/3/2026	2,851	2,854	2,804	0.01
SelectQuote, Inc.	(4)(10)	SOFR + 8.00%	12.42 (incl. 2.00 PIK	% % )	11/5/2024	274,238	273,743	246,814	1.09

							558,761	521,270	2.29

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Telecommunication Services
Numericable US, LLC	(6)(8)	L + 3.69%	7.77%	1/31/2026	15,505	15,446	14,406	0.06
Numericable US, LLC	(6)(8)	L + 4.00%	8.65%	8/14/2026	33,493	33,515	31,246	0.14
Numericable US, LLC	(6)(8)	L + 2.75%	7.16%	7/31/2025	2,861	2,834	2,723	0.01
Point Broadband Acquisition, LLC	(4)(7)(11)	L + 6.00%	10.56%	10/1/2028	194,794	190,399	189,073	0.83
Zacapa, LLC	(6)(9)	SOFR + 4.25%	8.83%	3/22/2029	6,082	6,069	5,861	0.03
Zayo Group Holdings, Inc.	(9)	SOFR + 4.25%	8.57%	3/9/2027	4,857	4,742	4,054	0.02

						253,005	247,363	1.09
Electric Utilities
Qualus Power Services Corp.	(4)(7)(11)	L + 5.25%	10.01%	3/26/2027	50,994	50,060	50,425	0.22
Electrical Equipment
Emergency Power Holdings, LLC	(4)(5)(7)(11)	L + 5.50%	10.23%	8/17/2028	193,050	189,496	189,111	0.83
Madison IAQ, LLC	(9)	L + 3.25%	7.99%	6/21/2028	50,454	49,866	47,067	0.21
Relay Purchaser, LLC	(4)(5)(7)(10)	L + 6.00%	10.73%	8/30/2028	186,571	183,344	185,353	0.82
Shoals Holdings, LLC	(4)(11)	SOFR + 3.25%	7.51%	11/25/2026	11,262	11,075	11,318	0.05

						433,781	432,849	1.91
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	10.75%	12/23/2026	35,138	34,718	32,854	0.14
CPI Intermediate Holdings Inc	(4)(7)(10)	SOFR + 5.50%	9.68%	10/8/2029	465,710	455,099	455,280	2.01
Infinite Bidco, LLC	(9)	L + 3.25%	7.98%	3/2/2028	39,231	39,080	37,760	0.17
Ingram Micro, Inc.	(9)	L + 3.50%	8.23%	6/30/2028	3,940	3,909	3,891	0.02
Jupiter Bidco Limited	(4)(6)(10)	SOFR + 6.25%	10.83%	8/27/2029	88,177	85,665	85,532	0.38
Jupiter Bidco Limited	(4)(6)(7)(9)	E + 6.25%	8.45%	8/27/2029	EUR 5,922	2,718	3,972	0.02
LTI Holdings, Inc.	(8)	L + 3.50%	7.88%	9/6/2025	4,948	4,936	4,749	0.02
Presidio, Inc.	(8)	SOFR + 3.50%	7.92%	1/22/2027	2,197	2,200	2,167	0.01

						628,325	626,205	2.77
Energy Equipment & Services
Abaco Energy Technologies, LLC	(4)(13)	L + 7.00%	11.29%	10/4/2024	8,031	7,738	8,031	0.04
EnergySolutions, LLC	(11)	L + 3.75%	8.48%	5/9/2025	4,675	4,675	4,369	0.02
ISQ Hawkeye Holdco, Inc.	(4)(7)(10)	SOFR + 6.25%	10.63%	8/17/2029	8,189	7,967	8,048	0.04
Tetra Technologies, Inc.	(4)(6)(11)	L + 6.25%	10.63%	9/10/2025	22,793	22,080	22,793	0.10

						42,460	43,241	0.20

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Entertainment
CE Intermediate I, LLC	(4)(9)	L + 4.00%	8.59%	11/10/2028		7,719	7,655	7,372	0.03
Recorded Books, Inc.	(8)	SOFR + 4.00%	8.32%	8/29/2025		11,815	11,832	11,584	0.05

							19,487	18,956	0.08
Food Products
Quantum Bidco, Ltd.	(6)(8)	S + 6.00%	6.28%	1/29/2028	GBP	18,500	24,611	19,080	0.08
Snacking Investments US, LLC	(6)(11)	L + 4.00%	8.32%	12/18/2026		4,944	4,970	4,833	0.02

							29,581	23,913	0.10
Health Care Equipment & Supplies
Advancing Eyecare Center, Inc.	(4)(7)(9)	SOFR + 5.75%	10.48%	6/13/2029		25,380	24,746	24,255	0.11
Auris Luxembourg III Sarl	(6)(8)	L + 3.75%	8.68%	2/27/2026		34,532	34,030	30,993	0.14
CPI Buyer, LLC	(4)(7)(10)	L + 5.50%	10.23%	11/1/2028		161,899	158,173	153,414	0.68
Egrotron Acquisition, LLC	(4)(10)	SOFR + 5.75%	10.18%	7/6/2028		67,705	66,462	66,182	0.29
GCX Corporation Buyer, LLC	(4)(5)(7)(10)	L + 5.50%	9.84%	9/13/2028		245,025	240,888	240,440	1.06
Mozart Borrower LP	(7)(9)	L + 3.25%	7.63%	10/23/2028		1,985	1,884	477	0.00
Natus Medical Incorporated	(4)(7)(9)	SOFR + 5.50%	8.68%	7/20/2029		53,463	50,042	49,330	0.22
Resonetics, LLC	(10)	L + 4.00%	8.41%	4/28/2028		81,849	80,299	78,166	0.34
Sunshine Luxembourg VII S.à r.l, LLC	(6)(10)	L + 3.75%	8.48%	10/1/2026		23,496	23,346	22,560	0.10
TecoStar Holdings, Inc.	(11)	L + 3.50%	7.24%	5/1/2024		25,881	25,647	21,764	0.10

							705,517	687,581	3.04
Health Care Providers & Services
123Dentist, Inc.	(4)(6)(7)(10)	C + 5.75%	10.36%	8/10/2029	CAD	204,779	156,140	144,435	0.64
ACI Group Holdings, Inc.	(4)(5)(7)(10)	L + 5.75%	10.13%	8/2/2028		92,158	90,007	90,086	0.40
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	L + 6.50%	11.66%	5/7/2027		20,661	20,251	20,229	0.09
ADMI Corp.	(9)	L + 3.75%	8.13%	12/23/2027		46,518	46,278	42,491	0.19
Amerivet Partners Management, Inc.	(4)(5)(7)(10)	SOFR + 5.50%	9.59%	2/25/2028		17,532	16,596	15,861	0.07
AMGH Holding Corp.	(11)	L + 4.25%	8.63%	3/14/2025		11,615	11,628	8,300	0.04

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Canadian Hospital Specialties Ltd.	(4)(5)(6)(7)(11)	C + 4.50%	9.36%		4/14/2028		CAD 16,795	12,933	14,973	0.07
Caramel Bidco Limited	(4)(5)(6)(8)	S + 6.00%	9.43%		2/24/2029	GBP	60,000	78,167	69,698	0.31
Caramel Bidco Limited	(4)(5)(6)(7)(8)	SOFR + 6.00%	9.43%		2/24/2024	GBP	5,392	6,968	4,202	0.02
CCBlue Bidco, Inc.	(4)(7)(10)	L + 6.25%	9.92 (incl. 2.75 PIK	% % )	12/21/2028		499,035	488,434	470,913	2.08
CHG Healthcare Services, Inc.	(9)	L + 3.25%	7.63%		9/29/2028		8,021	7,983	7,864	0.03
Covenant Surgical Partners, Inc.	(8)	L + 4.00%	8.41%		7/1/2026		2,951	2,916	2,501	0.01
Cross Country Healthcare, Inc.	(4)(10)	L + 5.75%	10.14%		6/8/2027		48,234	46,982	48,234	0.21
DCA Investment Holdings, LLC	(4)(7)(10)	SOFR + 6.00%	9.98%		4/3/2028		25,015	24,846	24,620	0.11
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	10.19%		10/4/2024		29,118	29,118	28,972	0.13
Global Medical Response, Inc.	(11)	L + 4.25%	8.42%		10/2/2025		34,291	34,358	24,239	0.11
Gordian Medical, Inc.	(4)(10)	L + 6.25%	10.98%		1/31/2027		51,790	50,515	37,548	0.17
Heartland Dental, LLC	(8)	L + 4.00%	8.39%		4/30/2025		47,639	47,471	44,388	0.20
Jayhawk Buyer, LLC	(4)(7)(11)	L + 5.00%	9.73%		10/15/2026		274,677	270,560	271,930	1.20
LifePoint Health, Inc.	(8)	L + 3.75%	8.16%		11/16/2025		43,804	43,532	41,401	0.18
Medical Knowledge Group, LLC	(4)(10)	SOFR + 5.75%	9.99%		2/1/2029		21,910	21,243	21,636	0.10
Medical Knowledge Group, LLC	(4)(10)	L + 5.75%	10.04		2/1/2029		163,706	160,860	161,660	0.71
Midwest Physician Administrative Services, LLC	(10)	L + 3.25%	7.98%		3/12/2028		19,182	19,113	17,719	0.08

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
National Mentor Holdings, Inc.	(10)	L + 3.75%	8.48%		3/2/2028	11,192	11,182	7,884	0.03
Navigator Acquiror, Inc.	(4)(7)(9)	L + 5.75%	9.98 (incl. 5.11 PIK	% % )	7/16/2027	416,586	413,661	412,420	1.82
NMSC Holdings, Inc.	(10)	SOFR + 5.25%	9.67%		2/23/2029	7,476	7,405	6,156	0.03
Odyssey Holding Company, LLC	(4)(11)	L + 5.75%	10.45%		11/16/2025	63,649	63,333	63,649	0.28
Onex TSG Intermediate Corp.	(6)(10)	L + 4.75%	9.16%		2/28/2028	23,023	22,873	20,622	0.09
Pathway Vet Alliance, LLC	(8)	L + 3.75%	8.13%		3/31/2027	30,697	30,494	25,734	0.11
Pediatric Associates Holding Co., LLC	(7)(9)	L + 3.25%	7.63%		12/29/2028	5,036	4,910	4,778	0.02
PetVet Care Centers, LLC	(10)	L + 3.50%	7.88%		2/14/2025	54,403	54,377	51,297	0.23
Phoenix Guarantor, Inc.	(6)(8)	L + 3.50%	7.88%		3/5/2026	17,904	17,889	16,891	0.07
Plasma Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	10.07%		5/12/2029	91,493	89,190	86,487	0.38
PPV Intermediate Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.07%		8/31/2029	114,624	112,184	113,256	0.50
PSKW Intermediate, LLC	(4)(11)	L + 6.25%	10.64%		3/9/2026	14,303	14,303	14,303	0.06
Radnet, Inc.	(6)(10)	L + 3.00%	7.73%		4/21/2028	4,850	4,832	4,733	0.02
Reverb Buyer, Inc.	(9)	L + 3.50%	7.88%		11/1/2028	6,551	6,504	6,155	0.03
Smile Doctors, LLC	(4)(7)(10)	L + 5.75%	11.00%		12/21/2028	460,037	450,702	449,712	1.98
Snoopy Bidco, Inc.	(4)(7)(10)	L + 6.00%	10.76%		6/1/2028	623,786	615,035	601,186	2.65
SpecialtyCare, Inc.	(4)(5)(7)(11)	L + 5.75%	9.76%		6/18/2028	72,500	70,742	70,051	0.31
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	L + 5.75%	10.51%		1/2/2029	166,289	163,129	160,844	0.71
Surgery Centers Holdings, Inc.	(6)(10)	L + 3.75%	8.05%		8/31/2026	14,435	14,425	14,289	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
The Fertility Partners, Inc.	(4)(5)(6)(10)	L + 5.75%	10.13%	3/16/2028	38,903	38,228	37,346	0.16
The Fertility Partners, Inc.	(4)(5)(6)(7)(10)	C + 5.75%	10.46%	3/16/2028	CAD 155,062	121,396	111,823	0.49
The GI Alliance Management, LLC	(4)(7)(11)	SOFR + 6.25%	10.49%	9/15/2028	261,135	252,087	254,229	1.12
TTF Holdings, LLC	(4)(10)	L + 4.00%	8.13%	3/31/2028	5,944	5,910	5,884	0.03
U.S. Anesthesia Partners, Inc.	(9)	L + 4.25%	8.37%	10/1/2028	38,627	38,496	36,876	0.16
Unified Physician Management, LLC	(4)(7)(9)	SOFR + 5.50%	10.50%	6/18/2029	863,748	863,748	863,748	3.81
United Mutual Acquisition Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.09%	7/15/2028	15,654	15,421	15,229	0.07
US Acute Care Solutions	(5)(8)	6.38%	6.38%	3/1/2026	2,885	2,919	2,564	0.01
US Oral Surgery Management Holdco, LLC	(4)(10)	L + 5.50%	10.18%	11/18/2027	127,120	125,052	125,849	0.55
US Oral Surgery Management Holdco, LLC	(4)(7)(11)	L + 4.50%	10.72%	11/18/2023	39,604	38,717	38,933	0.17
Veonet GmbH	(6)(8)	S + 5.25%	8.68%	3/14/2029	GBP 170,000	218,598	190,515	0.84
WHCG Purchaser III, Inc.	(4)(5)(7)(10)	L + 5.75%	10.48%	6/22/2028	108,280	106,326	88,257	0.39

						5,680,967	5,515,600	24.33
Health Care Technology
athenahealth, Inc.	(7)(9)	SOFR + 3.50%	7.82%	2/15/2029	36,931	36,518	33,015	0.15
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.50%	6.25%	5/25/2029	86,813	85,002	84,951	0.37
Caerus US 1, Inc.	(4)(6)(7)(10)	SOFR + 5.50%	10.08%	5/25/2029	403,316	394,706	390,501	1.72
Color Intermediate LLC	(4)(10)	SOFR + 5.50%	10.18%	10/4/2029	371,638	362,597	364,206	1.61

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Technology (continued)
Edifecs, Inc.	(4)(10)	L + 5.50%	10.23%	9/21/2026	122,264	120,388	121,042	0.53
Edifecs, Inc.	(4)(11)	L + 7.50%	12.23%	9/21/2026	29,360	29,261	29,947	0.13
Ensemble RCM, LLC	(4)(9)	SOFR + 5.00%	9.19%	8/3/2026	89,550	88,057	87,759	0.39
GI Ranger Intermediate, LLC	(4)(7)(10)	SOFR + 6.00%	10.73%	10/29/2028	99,248	97,345	97,383	0.43
Imprivata, Inc.	(9)	L + 3.75%	8.13%	12/1/2027	3,940	3,948	3,801	0.02
Netsmart Technologies, Inc.	(10)	L + 4.00%	8.38%	10/1/2027	15,149	15,208	14,628	0.06
NMC Crimson Holdings, Inc.	(4)(7)(10)	L + 6.00%	9.74%	3/1/2028	75,988	74,013	74,805	0.33
Project Ruby Ultimate Parent Corp.	(10)	L + 3.25%	7.63%	3/10/2028	8,461	8,428	8,019	0.04
RPBLS Midco, LLC	(4)(10)	SOFR + 5.75%	9.41%	4/1/2028	166,892	164,279	165,223	0.73
Verscend Holding Corp.	(8)	L + 4.00%	8.38%	8/27/2025	30,479	30,524	30,346	0.13
Waystar Technologies, Inc.	(8)	L + 4.00%	8.38%	10/22/2026	12,408	12,425	12,222	0.05

						1,522,699	1,517,848	6.69
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	7.88%	8/17/2028	6,241	6,251	6,180	0.03
CEC Entertainment, Inc.	(5)(8)	6.75%	6.75%	5/1/2026	51,052	51,052	47,542	0.21
Century Casinos, Inc.	(6)(10)	SOFR + 6.00%	10.22%	4/2/2029	43,670	42,885	41,650	0.18
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	8.32%	1/27/2029	33,590	33,463	32,003	0.14
Flynn Restaurant Group LP	(9)	L + 4.25%	8.63%	12/1/2028	7,999	7,922	7,522	0.03
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	12/15/2027	15,762	15,761	15,321	0.07
Mic Glen, LLC	(9)	L + 3.50%	7.88%	7/21/2028	26,577	26,430	25,348	0.11
Scientific Games Holdings LP	(9)	SOFR + 3.50%	7.10%	4/4/2029	10,434	10,389	9,976	0.04
Tacala Investment Corp.	(10)	L + 3.50%	7.88%	2/5/2027	48,876	48,867	47,129	0.21
Twin River Worldwide Holdings, Inc.	(6)(9)	L + 3.25%	7.54%	10/2/2028	19,084	18,942	17,710	0.08

						261,962	250,381	1.10

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Household Durables
AI Aqua Merger Sub, Inc.	(6)(7)(9)	SOFR + 3.75%	7.84%	7/31/2028		52,858	52,304	49,784	0.22
Hunter Douglas, Inc.	(6)(9)	SOFR + 3.50%	7.86%	2/26/2029		14,896	14,820	13,181	0.06
Instant Brands Holdings, Inc.	(10)	L + 5.00%	9.73%	4/12/2028		75,061	74,211	50,741	0.22

							141,335	113,706	0.50
Industrial Conglomerates
Bettcher Industries, Inc.	(9)	SOFR + 4.00%	8.32%	12/14/2028		11,238	11,142	10,591	0.05
CEP V Investment 11 Sarl	(4)(6)(7)(10)	S + 5.75%	5.75%	2/11/2028	CHF	97,449	97,920	104,199	0.46
Engineered Machinery Holdings, Inc.	(10)	L + 3.75%	8.48%	5/19/2028		7,978	7,978	7,738	0.03
Excelitas Technologies Corp.	(4)(7)(10)	SOFR + 5.75%	10.12%	8/13/2029		161,600	158,150	157,944	0.70
Excelitas Technologies Corp.	(4)(8)	E + 5.75%	7.55%	8/13/2029		EUR 25,323	25,502	26,486	0.12
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.48%	3/31/2028		40,676	40,520	38,782	0.17
SPX Flow, Inc.	(9)	SOFR + 4.50%	8.92%	4/5/2029		52,169	49,972	48,862	0.22
Vertical US Newco, Inc.	(6)(9)	L + 3.50%	6.87%	7/30/2027		29,953	29,980	28,898	0.13
Victory Buyer, LLC	(4)(9)	L + 3.75%	8.10%	11/19/2028		22,863	22,774	19,262	0.08

							443,938	442,762	1.96
Insurance
Acrisure LLC	(8)	L + 3.50%	7.88%	2/15/2027		3,815	3,739	3,589	0.02
Acrisure LLC	(9)	L + 4.25%	8.63%	2/15/2027		18,985	18,947	18,424	0.08
Acrisure LLC	(9)	L + 3.75%	8.13%	2/15/2027		18,973	18,838	18,071	0.08
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	10.42%	10/2/2028		63,957	63,421	62,273	0.27
Alliant Holdings Intermediate, LLC	(9)	L +3.50%	7.85%	11/5/2027		7,935	7,894	7,766	0.03
Amerilife Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	9.01%	8/31/2029		360,844	352,810	356,491	1.57
AssuredPartners, Inc.	(9)	L + 3.50%	7.88%	2/12/2027		30,226	29,966	29,355	0.13
AssuredPartners, Inc.	(9)	SOFR + 3.50%	7.82	2/12/2027		993	991	966	0.00
Baldwin Risk Partners, LLC	(6)(9)	L + 3.50%	7.79%	10/14/2027		7,884	7,853	7,707	0.03

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
Benefytt Technologies, Inc.	(4)(10)	SOFR + 8.75%	12.09 (incl. 7.75 PIK	% % )	8/12/2027	97,056	95,617	78,615	0.35
Benefytt Technologies, Inc.	(4)(7)(8)	SOFR + 7.50%	10.58 (incl. 7.75 PIK	% % )	8/12/2027	23,520	22,851	19,016	0.08
BroadStreet Partners, Inc.	(8)	L + 3.00%	7.38%		1/27/2027	10,816	10,774	10,509	0.05
CFC Underwriting, Ltd.	(4)(6)(7)(8)	SOFR + 5.00%	8.79%		5/16/2029	138,161	134,805	136,576	0.60
Foundation Risk Partners Corp.	(4)(7)(10)	SOFR + 6.00%	10.68%		10/29/2028	55,681	54,797	54,978	0.24
Galway Borrower, LLC	(4)(5)(7)(10)	L + 5.25%	8.99%		9/30/2028	222,069	218,415	216,018	0.95
High Street Buyer, Inc.	(4)(5)(7)(10)	L + 6.00%	10.73%		4/14/2028	127,353	124,844	125,698	0.55
Howden Group Holdings Limited	(6)(10)	L + 3.25%	7.69%		11/12/2027	13,503	13,440	13,173	0.06
HUB International Limited	(10)	L + 3.25%	7.53%		4/25/2025	1,957	1,958	1,943	0.01
Integrity Marketing Acquisition, LLC	(4)(5)(10)	L + 6.05%	11.28%		8/27/2025	80,767	80,024	77,935	0.34
Integrity Marketing Acquisition, LLC	(4)(5)(7)(10)	SOFR + 5.75%	9.49%		8/27/2025	79,904	78,423	76,727	0.34
Integrity Marketing Acquisition, LLC	(4)(5)(10)	L + 5.75%	7.50%		8/27/2025	74,979	74,173	72,168	0.32
Jones Deslauriers Insurance Management, Inc.	(5)(6)(10)	C + 4.25%	8.81%		3/27/2028	CAD 15,393	12,486	10,679	0.05
Jones Deslauriers Insurance Management, Inc.	(5)(6)(10)	C + 4.25%	8.81%		3/27/2028	CAD 11,206	8,797	7,774	0.03
Jones Deslauriers Insurance Management, Inc.	(5)(6)(8)	C + 4.25%	8.81%		3/17/2028	CAD 69,903	54,634	48,513	0.21
NFP Corp.	(8)	L + 3.25%	7.63%		2/15/2027	13,596	13,511	13,038	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance (continued)
PGIS Intermediate Holdings, LLC	(4)(5)(7)(10)	L + 5.50%	10.63%	10/16/2028		24,461	23,947	23,541	0.10
Riser Merger Sub, Inc.	(4)(6)(7)(10)	SOFR + 5.75%	10.33%	8/1/2028		159,870	155,983	155,699	0.69
Riser Merger Sub, Inc.	(4)(6)(10)	S + 5.75%	9.18%	8/1/2028	GBP	13,683	16,452	16,130	0.07
RSC Acquisition, Inc.	(4)(5)(10)	L + 5.50%	9.11%	10/30/2026		15,000	14,870	14,588	0.06
RSC Acquisition, Inc.	(4)(5)(7)(10)	L + 5.50%	9.74%	10/30/2026		10,680	10,160	8,928	0.04
SG Acquisition, Inc.	(4)(9)	L + 5.00%	9.17%	1/27/2027		93,540	93,262	93,540	0.41
Shelf Bidco Ltd	(6)(10)	SOFR + 6.00%	6.75%	1/3/2030		132,377	128,377	128,377	0.57
Tennessee Bidco Limited	(4)(5)(6)(8)	S + 7.28%	8.47%	7/9/2028	GBP	48,569	65,941	57,592	0.25
Tennessee Bidco Limited	(4)(5)(6)(7)(8)	S + 7.00%	7.00%	7/9/2028	GBP	101,623	116,566	108,100	0.48
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 7.00%	10.38%	7/9/2028		166,473	162,496	163,559	0.72
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 6.25%	10.43%	8/3/2028		17,423	17,179	17,118	0.08
Tennessee Bidco Limited	(4)(5)(6)(8)	L + 7.00%	12.21%	8/3/2028		30,570	30,181	30,035	0.13

							2,339,422	2,285,209	10.05
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	L + 3.25%	7.63%	12/6/2027		8,349	8,298	7,751	0.03
Cengage Learning, Inc.	(11)	L + 4.75%	7.81%	7/14/2026		18,763	18,629	16,919	0.07
MH Sub I, LLC	(11)	L + 3.75%	8.13%	9/13/2024		15,647	15,655	15,240	0.07
Project Boost Purchaser, LLC	(9)	L + 3.50%	7.88%	5/30/2026		9,924	9,785	9,596	0.04
Red Planet Borrower, LLC	(9)	L + 3.75%	8.13%	10/2/2028		39,653	39,368	25,021	0.11
SurveyMonkey, Inc.	(6)(8)	L + 3.75%	8.14%	10/10/2025		5,957	5,869	5,778	0.03

							97,604	80,305	0.35
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(7)(11)	SOFR + 6.00%	10.43%	12/29/2026		511,530	510,002	506,414	2.23
Hoya Midco, LLC	(6)(9)	SOFR + 3.25%	7.57%	2/3/2029		9,729	9,675	9,595	0.04

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Internet & Direct Marketing Retail (continued)
Prodege International Holdings, LLC	(4)(10)	L + 5.75%	10.52%		12/15/2027		561,698	553,677	550,464	2.43
Wireless Vision, LLC	(4)(11)	L + 5.50%	10.23%		12/30/2025		19,197	19,197	19,197	0.08

								1,092,551	1,085,670	4.78
IT Services
Ahead DB Holdings, LLC	(5)(10)	L + 3.75%	8.48%		10/18/2027		2,570	2,580	2,488	0.01
AI Altius Bidco, Inc.	(4)(5)(7)(10)	L + 5.50%	10.65%		12/13/2028		106,023	103,921	103,556	0.46
AI Altius Bidco, Inc.	(4)(5)(8)	9.75 PIK %	9.75 PIK	%	12/29/2029		22,256	21,714	21,532	0.09
BCP V Everise Acquisition, LLC	(4)(10)	SOFR + 6.50%	10.83%		5/3/2027		74,063	72,272	72,211	0.32
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	8.70%		10/16/2026		28,834	28,864	27,917	0.12
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	7.72%		2/10/2028		45,056	44,735	40,663	0.18
Infostretch Corporation	(4)(10)	SOFR + 5.75%	10.48%		4/1/2028		182,010	178,827	174,730	0.77
Inovalon Holdings, Inc.	(4)(7)(10)	L + 6.25%	10.95 (incl. 2.75 PIK	% % )	11/24/2028		958,135	937,472	947,309	4.18
Monterey Financing, S.A.R.L	(4)(6)(7)(8)	E + 6.00%	8.14%		9/28/2029	EUR	76,519	69,979	81,366	0.36
Monterey Financing, S.A.R.L	(4)(6)(8)	CI + 6.00%	8.42%		9/28/2029	DKK	560,750	72,060	78,665	0.35
Monterey Financing, S.A.R.L	(4)(6)(8)	ST + 6.00%	8.65%		9/28/2029	SEK	243,186	21,200	22,727	0.10
Monterey Financing, S.A.R.L	(4)(6)(9)	N + 6.00%	9.26%		9/28/2029	NOK	599,094	54,450	59,479	0.26
Park Place Technologies, LLC	(11)	SOFR + 5.00%	9.42%		11/10/2027		796	798	753	0.00
Razor Holdco, LLC	(4)(10)	L + 5.75%	9.42%		10/25/2027		189,288	186,250	185,502	0.82
Red River Technology, LLC	(4)(7)(11)	L + 6.00%	10.38%		5/26/2027		149,310	147,395	148,190	0.65

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
IT Services (continued)
Sabre GLBL, Inc.	(6)(9)	SOFR + 4.25%	8.67%		6/30/2028	1,321	1,292	1,213	0.01
Sabre GLBL, Inc.	(6)(9)	L + 3.50%	7.88%		12/17/2027	17,783	17,734	16,249	0.07
TierPoint, LLC	(10)	L + 3.75%	8.13%		5/5/2026	12,370	12,323	11,601	0.05
Turing Holdco, Inc.	(4)(5)(6)(8)	E + 6.00%	8.00 (incl. 2.50 PIK	% % )	8/3/2028	EUR 16,320	18,455	17,200	0.08
Turing Holdco, Inc.	(4)(5)(6)(7)(8)	E + 6.00%	7.36%		8/3/2028	EUR 8,284	9,576	8,587	0.04
Turing Holdco, Inc.	(4)(5)(6)(8)	L + 6.00%	10.01%		8/3/2028	12,655	12,344	12,466	0.05
Virtusa Corp.	(10)	L + 3.75%	8.13%		2/11/2028	8,918	8,930	8,632	0.04
Virtusa Corp.	(10)	L + 3.75%	8.17%		2/15/2029	942	934	912	0.00

							2,024,105	2,043,948	9.01
Leisure Products
Lew’s Intermediate Holdings, LLC	(4)(10)	SOFR + 5.00%	9.40%		2/11/2028	25,913	25,749	23,710	0.10
Lucky Bucks, LLC	(10)	L + 5.50%	10.43%		7/30/2027	47,204	46,462	27,811	0.12
Motion Finco, LLC	(6)(8)	L + 3.25%	7.98%		11/12/2026	19,460	18,857	18,611	0.08
Recess Holdings, Inc.	(11)	L + 3.75%	8.16%		9/30/2024	11,924	11,909	11,880	0.05

							102,977	82,012	0.35
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	7.92%		12/4/2026	4,512	4,527	4,394	0.02
Curia Global, Inc.	(10)	L + 3.75%	8.16%		8/30/2026	40,647	40,658	33,673	0.15
LSCS Holdings, Inc.	(9)	L + 4.50%	8.88%		12/16/2028	15,594	15,527	14,941	0.07
Maravai Intermediate Holdings, LLC	(6)(9)	SOFR + 3.00%	6.96%		10/19/2027	1,958	1,976	1,925	0.01
Packaging Coordinators Midco, Inc.	(10)	L + 3.50%	8.23%		11/30/2027	1,881	1,878	1,789	0.01

							64,566	56,722	0.26
Machinery
Apex Tool Group, LLC	(9)	SOFR + 5.25%	9.67%		2/8/2029	14,756	14,691	12,743	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Machinery (continued)
MHE Intermediate Holdings, LLC	(4)(5)(7)(11)	SOFR + 6.00%	9.50%	7/21/2027	10,431	10,262	10,042	0.04
MHE Intermediate Holdings, LLC	(4)(5)(11)	SOFR + 6.25%	9.75%	12/9/2025	1,284	1,253	1,249	0.01
MHE Intermediate Holdings, LLC	(4)(5)(11)	L + 6.00%	6.75%	4/7/2024	1,201	1,181	1,168	0.01
Pro Mach Group, Inc.	(11)	L + 4.00%	8.38%	8/31/2028	238	236	232	0.00
Titan Acquisition Ltd.	(6)(8)	L + 3.00%	5.88%	3/28/2025	15,097	14,773	14,142	0.06

						42,396	39,576	0.18
Marine
Armada Parent, Inc.	(4)(7)(10)	L + 5.75%	10.13%	10/29/2027	233,972	229,683	226,879	1.00
Media
Clear Channel Outdoor Holdings, Inc.	(6)(8)	L + 3.50%	7.91%	8/21/2026	33,680	32,906	30,754	0.14
Digital Media Solutions, LLC	(4)(6)(10)	L + 5.00%	9.73%	5/25/2026	29,518	29,015	25,238	0.11
McGraw-Hill Education, Inc.	(9)	L + 4.75%	8.32%	7/28/2028	28,501	28,269	26,907	0.12
Radiate Holdco, LLC	(10)	L + 3.25%	7.63%	9/25/2026	47,479	47,370	38,787	0.17
Terrier Media Buyer, Inc.	(8)	L + 3.50%	8.23%	12/17/2026	1,955	1,963	1,836	0.01
Trader Corp.	(4)(6)(7)(10)	C + 5.75%	10.40%	12/22/2029	CAD 110,510	79,009	79,416	0.35
Univision Communications, Inc.	(10)	L + 3.25%	7.63%	3/15/2026	20,074	19,952	19,798	0.09

						238,484	222,736	0.99
Metals & Mining
American Rock Salt Company, LLC	(10)	L + 4.00%	8.38%	6/9/2028	19,684	19,672	18,577	0.08
SCIH Salt Holdings, Inc.	(10)	L + 4.00%	8.41%	3/16/2027	45,105	44,859	43,962	0.19

						64,531	62,539	0.27
Oil, Gas & Consumable Fuels
Eagle Midstream Canada Finance, Inc.	(4)(6)(10)	SOFR + 6.25%	10.52%	8/15/2028	30,190	29,569	29,737	0.13

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Oil, Gas & Consumable Fuels (continued)
Freeport LNG Investments, LLLP	(9)	L + 3.50%	7.74%	12/21/2028		55,586	55,399	52,984	0.23
KKR Alberta Midsteam Finance Inc.	(4)(6)(10)	SOFR + 6.25%	10.52%	8/15/2028		16,424	16,087	16,178	0.07

							101,055	98,899	0.43
Paper & Forest Products
Profile Products, LLC	(4)(7)(10)	L + 5.50%	9.36%	11/12/2027		40,166	39,406	39,080	0.17
Profile Products, LLC	(4)(10)	C + 5.50%	10.14	11/12/2027		23,595	23,211	23,064	0.10

							62,617	62,144	0.27
Pharmaceuticals
Doc Generici (Diocle S.p.A.)	(4)(6)(7)(8)	E + 6.50%	8.56%	10/27/2028	EUR	60,136	57,958	63,092	0.28
Padagis, LLC	(6)(9)	L + 4.75%	8.49%	7/6/2028		29,371	29,331	26,189	0.12
Rhea Parent, Inc.	(4)(5)(10)	SOFR + 5.75%	10.33%	2/18/2029		205,468	201,868	202,899	0.89
Sharp Midco, LLC	(4)(9)	L + 4.00%	8.73%	12/31/2028		5,283	5,271	5,032	0.02

							294,428	297,212	1.31
Professional Services
ALKU, LLC	(4)(10)	SOFR + 5.25%	9.67%	3/1/2028		154,467	153,315	154,467	0.68
ALKU, LLC	(4)(10)	SOFR + 5.00%	9.42%	3/1/2028		78,607	77,850	78,607	0.35
APFS Staffing Holdings, Inc.	(4)(7)(9)	SOFR + 4.00%	8.09%	12/29/2028		3,275	3,065	2,529	0.01
Aqgen Island Holdings, Inc.	(9)	L + 3.50%	8.25%	8/2/2028		64,131	63,860	61,432	0.27
Armor Holdco, Inc.	(6)(9)	SOFR + 4.50%	9.54%	12/11/2028		3,600	3,569	3,578	0.02
BPPH2 Limited	(4)(5)(6)(8)	S + 6.87%	10.30%	3/2/2028		GBP 40,700	55,179	49,379	0.22
CFGI Holdings, LLC	(4)(7)(10)	L + 5.00%	9.39%	11/2/2027		22,918	22,044	22,291	0.10
Chronicle Bidco, Inc.	(4)(7)(11)	SOFR + 6.75%	9.80%	5/18/2029		2,944	2,930	2,798	0.01
Chronicle Bidco, Inc.	(4)(11)	SOFR + 6.25%	10.83%	5/18/2029		42,743	42,387	41,888	0.18
Claims Automation Intermediate 2, LLC	(4)(7)(10)	L + 4.75%	8.76%	12/16/2027		45,500	44,182	43,449	0.19
Clearview Buyer, Inc.	(4)(5)(7)(10)	L + 5.25%	9.98%	8/26/2027		150,490	147,773	146,988	0.65
CoreLogic, Inc.	(9)	L + 3.50%	7.94%	6/2/2028		41,138	40,876	34,466	0.15
Cumming Group, Inc.	(4)(11)	SOFR + 5.25%	8.92%	11/16/2027		1,600	1,561	1,561	0.01
Cumming Group, Inc.	(4)(7)(11)	L + 5.25%	8.92%	5/26/2027		171,367	168,531	165,889	0.73
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.07%	4/9/2027		86,146	85,708	80,668	0.36

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
Eliassen Group, LLC	(4)(7)(10)	SOFR + 5.50%	10.08%	4/14/2028	65,997	65,126	64,430	0.28
Emerald US, Inc.	(6)(8)	L + 3.25%	7.98%	7/12/2028	3,889	3,886	3,874	0.02
Galaxy US Opco, Inc.	(6)(9)	SOFR + 4.75%	9.07%	4/29/2029	12,326	12,046	11,185	0.05
Guidehouse, Inc.	(4)(5)(10)	L + 6.25%	10.32%	10/16/2028	49,874	48,441	48,877	0.22
Guidehouse, Inc.	(4)(5)(10)	L + 6.25%	10.63%	10/16/2028	1,147,802	1,138,302	1,124,846	4.96
HIG Orca Acquisition Holdings, Inc.	(4)(5)(7)(11)	SOFR + 6.00%	9.78%	8/17/2027	107,511	105,846	106,284	0.47
IG Investments Holdings, LLC	(4)(5)(7)(10)	L + 6.00%	10.39%	9/22/2028	466,344	458,429	463,878	2.04
Inmar, Inc.	(11)	L + 4.00%	8.73%	5/1/2024	39,981	39,814	36,493	0.16
Kaufman Hall & Associates, LLC	(4)(10)	L + 5.25%	9.63%	12/14/2028	97,255	95,601	96,526	0.43
Legacy Intermediate, LLC	(4)(5)(7)(10)	SOFR + 5.75%	10.26%	2/25/2028	93,094	91,039	91,631	0.40
Mantech International CP	(4)(7)(10)	SOFR + 5.75%	9.58%	9/14/2029	778,402	759,603	767,644	3.38
Material Holdings, LLC	(4)(5)(7)(10)	SOFR + 6.00%	10.68%	8/19/2027	264,920	260,943	256,724	1.13
Minotaur Acquisition, Inc.	(8)	SOFR + 4.75%	9.17%	3/27/2026	281,425	274,304	269,816	1.19
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.08%	5/23/2025	4,207	4,175	4,159	0.02
Petrus Buyer Inc	(4)(7)(10)	SOFR + 6.50%	10.70%	10/17/2029	36,173	34,805	34,763	0.15
Polyconcept Investments B.V.	(10)	SOFR + 5.50%	10.08%	5/18/2029	44,888	44,066	42,138	0.19
Sherlock Buyer Corp.	(4)(7)(10)	L + 5.75%	10.48%	12/8/2028	6,488	6,210	6,060	0.03
Thevelia US, LLC	(5)(6)(9)	SOFR + 4.00%	8.73%	6/18/2029	34,466	33,046	33,518	0.15
Trinity Air Consultants Holdings Corp.	(4)(7)(10)	L + 5.25%	10.18%	6/29/2027	44,320	43,315	43,548	0.19
Trinity Partners Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	9.99%	12/21/2028	389,123	381,440	380,183	1.68
Victors CCC Buyer, LLC	(4)(7)(10)	SOFR + 5.75%	10.69%	6/1/2029	146,370	143,164	144,011	0.63
VT Topco, Inc.	(7)(10)	L + 3.75%	8.13%	8/1/2025	22,103	22,056	21,466	0.09

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
West Monroe Partners, LLC	(4)(7)(10)	L + 5.50%	9.84%	11/8/2028		729,914	716,495	711,312	3.14

							5,694,982	5,653,356	24.93
Real Estate Management & Development
McCarthy & Stone PLC	(4)(5)(6)(8)	7.00%	7.00%	12/16/2025	GBP	20,000	28,031	21,121	0.09
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	2/16/2028		70,324	69,012	70,324	0.31
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	7/25/2029		15,205	14,849	15,205	0.07

							111,892	106,650	0.47
Road & Rail
Gruden Acquisition, Inc.	(4)(5)(7)(11)	L + 5.50%	7.75%	7/1/2028		628	404	429	0.00
Software
2U, Inc.	(6)(10)	L + 5.75%	10.16%	12/30/2024		7,960	7,880	7,666	0.03
Anaplan, Inc.	(4)(6)(7)(10)	SOFR + 6.50%	10.82%	6/21/2029		532,311	521,322	520,601	2.29
Apex Group Treasury, LLC	(6)(9)	L + 3.75%	8.26%	7/27/2028		19,608	19,584	18,775	0.08
Apttus Corp.	(10)	L + 4.25%	8.66%	5/8/2028		11,717	11,696	11,014	0.05
Armstrong Bidco Limited	(4)(6)(7)(8)	S + 5.75%	8.68%	6/28/2029	GBP	127,438	150,291	159,339	0.70
Armstrong Bidco Limited	(4)(6)(8)	S + 5.75%	8.68%	6/28/2029	GBP	314,735	374,547	360,861	1.59
Avalara Inc	(4)(7)(10)	SOFR + 7.25%	8.00%	10/19/2028		23,077	22,519	22,442	0.10
AxiomSL Group, Inc.	(4)(7)(11)	L + 5.75%	10.13%	12/3/2027		78,219	76,887	77,322	0.34
Barracuda Networks, Inc.	(9)	SOFR + 4.50%	8.59%	8/15/2029		32,103	31,056	31,015	0.14
Project Boost Purchaser, LLC	(4)(7)(10)	SOFR + 5.25%	9.68%	5/2/2029		44,993	44,498	44,698	0.20
BlueCat Networks USA, Inc.	(4)(6)(7)(10)	SOFR + 6.00%	10.46%	8/8/2028		69,864	68,344	68,246	0.30
Boxer Parent Company, Inc.	(8)	L + 3.75%	8.13%	10/2/2025		14,886	14,828	14,287	0.06
Cloudera, Inc.	(9)	L + 3.75%	8.13%	10/8/2028		57,082	56,256	54,005	0.24
Community Brands ParentCo, LLC	(4)(5)(7)(10)	SOFR + 5.75%	10.17%	2/24/2028		15,246	14,783	14,706	0.06
Confine Visual Bidco	(4)(6)(7)(10)	SOFR + 5.75%	10.05%	2/23/2029		258,821	251,334	245,348	1.08
Connatix Buyer, Inc.	(4)(5)(7)(10)	L + 5.50%	10.14%	7/14/2027		110,695	108,529	107,828	0.48
ConnectWise, LLC	(9)	L + 3.50%	7.88%	9/29/2028		28,620	28,541	27,260	0.12

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Cornerstone OnDemand, Inc.	(9)	L + 3.75%	8.13%	10/16/2028	27,418	27,320	24,607	0.11
Delta Topco, Inc.	(10)	SOFR + 3.75%	8.15%	12/1/2027	35,059	35,021	32,500	0.14
Diligent Corporation	(4)(11)	L + 5.75%	10.13%	8/4/2025	88,425	87,687	85,772	0.38
Discovery Education, Inc.	(4)(7)(10)	SOFR + 5.75%	9.83%	4/9/2029	472,150	462,759	453,786	2.00
DTI Holdco, Inc.	(7)(10)	SOFR + 4.75%	8.84%	4/26/2029	53,078	51,741	48,874	0.22
ECI Macola Max Holding, LLC	(6)(10)	L + 3.75%	8.48%	11/9/2027	12,010	12,033	11,560	0.05
Epicor Software Corp.	(10)	L + 3.25%	7.63%	7/30/2027	5,983	6,003	5,758	0.03
Episerver, Inc.	(4)(5)(7)(11)	L + 5.25%	9.98%	4/9/2026	25,101	24,739	23,340	0.10
Experity, Inc.	(4)(5)(7)(10)	L + 5.75%	10.48%	2/24/2028	135,023	132,608	132,054	0.58
Forterro UK Ltd.	(4)(6)(7)(8)	E + 5.50%	6.70%	7/9/2029	EUR 42,187	41,136	44,292	0.20
Forterro UK Ltd.	(4)(6)(8)	L + 5.50%	6.45%	7/9/2029	CHF 10,674	10,698	11,192	0.05
Forterro UK Ltd.	(4)(6)(8)	ST + 5.50%	7.17%	7/9/2029	SEK 112,563	10,422	10,478	0.05
GI Consilio Parent, LLC	(7)(9)	L + 4.00%	8.38%	5/12/2028	45,327	44,499	42,475	0.19
Gigamon Inc.	(4)(7)(11)	SOFR + 5.75%	9.73%	3/9/2029	440,154	432,145	429,670	1.89
GovernmentJobs.com, Inc.	(4)(7)(10)	L + 5.50%	9.88%	12/1/2028	144,871	141,696	140,952	0.62
GraphPAD Software, LLC	(4)(7)(11)	L + 5.50%	10.43%	4/27/2027	19,874	19,569	19,547	0.09
Greeneden U.S. Holdings II, LLC	(10)	L + 4.00%	8.38%	12/1/2027	5,875	5,901	5,654	0.02
HS Purchaser, LLC	(10)	SOFR + 4.00%	8.19%	11/19/2026	48,835	48,815	44,159	0.19
Hyland Software, Inc.	(10)	L + 3.50%	7.88%	7/1/2024	9,851	9,857	9,739	0.04
Idera, Inc.	(10)	L + 3.75%	7.50%	3/2/2028	55,721	55,589	52,691	0.23
Imperva, Inc.	(11)	L + 4.00%	8.59%	1/12/2026	19,119	19,184	15,716	0.07
ION Trading Finance Ltd.	(6)(8)	L + 4.75%	9.48%	4/3/2028	28,045	28,067	26,673	0.12
Ivanti Software, Inc.	(10)	L + 4.00%	8.73%	12/1/2027	5,128	5,117	4,061	0.02
Ivanti Software, Inc.	(10)	L + 4.25%	9.01%	12/1/2027	36,390	36,142	28,979	0.13
Kaseya, Inc.	(4)(7)(10)	SOFR + 5.75%	10.33%	6/25/2029	733,231	718,045	724,967	3.20
LD Lower Holdings, Inc.	(4)(7)(11)	L + 6.50%	11.23%	2/8/2026	117,777	116,281	116,011	0.51
Lightbox Intermediate, LP	(4)(8)	L + 5.00%	9.73%	5/9/2026	37,810	37,005	36,487	0.16
Magnesium BorrowerCo, Inc.	(4)(10)	S + 5.75%	9.18%	5/18/2029	GBP 103,153	125,918	122,440	0.54

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Magnesium BorrowerCo, Inc.	(4)(7)(10)	SOFR + 5.75%	10.17%		5/18/2029	967,749	943,201	950,755	4.19
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(7)(9)	L + 3.75%	8.16%		7/31/2028	85,175	84,168	82,084	0.36
Medallia, Inc.	(4)(10)	L + 6.50%	10.88 (incl. 5.44 PIK	% % )	10/29/2028	992,925	976,148	973,067	4.29
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	8.94%		5/2/2029	11,854	11,800	11,135	0.05
Mitratech Holdings, Inc.	(5)(10)	L + 3.75%	8.16%		5/18/2028	16,831	16,766	15,996	0.07
Monk Holding Co.	(4)(7)(10)	L + 5.50%	9.67%		12/1/2027	14,767	14,057	14,014	0.06
MRI Software, LLC	(5)(7)(11)	L + 5.50%	10.23%		2/10/2026	18,567	18,537	17,581	0.08
Neogames Connect SARL	(4)(6)(8)	E + 6.25%	8.45%		5/30/2028	EUR 100,400	101,799	104,131	0.46
Nintex Topco Limited	(4)(6)(10)	L + 6.00%	10.73%		11/13/2028	681,511	670,072	637,213	2.81
NortonLifeLock, Inc.	(6)(9)	SOFR + 2.00%	6.42%		9/12/2029	12,000	11,942	11,823	0.05
Onex AP Merger Sub, LLC	(4)(7)(10)	SOFR + 5.75%	9.74%		4/4/2028	21,687	21,307	21,188	0.09
Paya Holdings III, LLC	(4)(5)(6)(7)(10)	L + 3.25%	7.63%		6/25/2028	9,381	9,247	9,021	0.04
Perforce Software, Inc.	(8)	L + 3.75%	8.13%		7/1/2026	15,455	15,441	14,443	0.06
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	8.39%		4/26/2024	14,275	14,291	13,961	0.06
Project Leopard Holdings, Inc.	(7)(9)	SOFR + 5.25%	9.80%		7/20/2029	145,740	138,104	131,807	0.58
Proofpoint, Inc.	(5)(9)	L + 3.25%	7.98%		8/31/2028	904	874	872	0.00
Quest Software US Holdings, Inc.	(6)(9)	SOFR + 4.25%	8.49%		2/1/2029	27,881	27,655	21,634	0.10
Rally Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	8.78%		7/19/2028	115,925	113,139	112,920	0.50
RealPage, Inc.	(9)	L + 3.00%	7.38%		4/24/2028	21,393	21,320	20,387	0.09

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Relativity ODA, LLC	(4)(7)(11)	L + 10.55%	11.89 (incl. 11.55 PIK	% % )	5/12/2027	1,165	1,075	1,073	0.00
Rocket Software, Inc.	(8)	L + 4.25%	8.63%		11/28/2025	10,838	10,843	10,446	0.05
Rocket Software, Inc.	(9)	L + 4.25%	8.63%		11/28/2025	3,968	3,854	3,832	0.02
S2P Acquisition Borrower, Inc.	(6)(8)	SOFR + 4.00%	8.32%		8/14/2026	16,684	16,709	16,253	0.07
Sailpoint Technologies, Inc.	(4)(7)(10)	SOFR + 6.25%	10.58%		8/16/2029	384,906	376,984	376,526	1.66
Sophia, LP	(9)	L + 3.50%	8.23%		10/7/2027	6,957	6,878	6,731	0.03
Sovos Compliance, LLC	(9)	L + 4.50%	8.88%		8/11/2028	5,665	5,675	5,233	0.02
Spitfire Parent, Inc.	(4)(5)(11)	E + 6.00%	7.86%		3/11/2027	EUR 19,256	22,936	20,140	0.09
Spitfire Parent, Inc.	(4)(7)(11)	SOFR + 6.00%	9.28%		3/11/2027	113,685	112,419	111,356	0.49
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	10,047	9,877	9,796	0.04
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	854,257	840,199	832,901	3.67
Surf Holdings, LLC	(6)(8)	L + 3.50%	8.23%		3/5/2027	12,018	12,013	11,683	0.05
Symphony Technology Group	(5)(6)(10)	L + 4.75%	9.17%		7/27/2028	66,060	65,486	56,874	0.25
Symphony Technology Group	(5)(6)(9)	SOFR + 3.75%	7.97%		3/1/2029	30,178	29,921	28,173	0.12
Tegra118 Wealth Solutions, Inc.	(8)	SOFR + 4.00%	8.32%		2/18/2027	3,920	3,940	3,731	0.02
The NPD Group L.P.	(4)(10)	SOFR + 6.25%	10.43 (incl. 2.75 PIK	% % )	12/1/2028	886,351	869,959	868,624	3.83
The NPD Group L.P.	(4)(7)(10)	L + 5.75%	10.13%		12/1/2028	701,481	686,473	693,543	3.06
The Ultimate Software Group, Inc.	(9)	L + 3.25%	7.00%		5/4/2026	20,018	19,963	19,092	0.08
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.50%	9.61%		5/5/2028	75,913	74,564	74,219	0.33
Virgin Pulse, Inc.	(10)	L + 4.00%	8.38%		4/6/2028	42,021	41,704	35,823	0.16
Vision Solutions, Inc.	(10)	L + 4.00%	8.36%		4/24/2028	46,070	45,944	38,272	0.17
Zendesk Inc	(4)(7)(10)	SOFR + 6.50%	11.04%		11/22/2028	912,838	887,862	889,508	3.92

							11,904,038	11,767,708	51.86
Specialty Retail
CustomInk, LLC	(4)(11)	L + 6.18%	7.18%		5/3/2026	36,866	36,379	36,866	0.16
EG America, LLC	(6)(9)	L + 4.25%	8.98%		3/31/2026	18,398	18,309	17,282	0.08
EG Dutch Finco BV	(6)(8)	L + 4.00%	9.15%		2/7/2025	35,152	34,947	33,285	0.15

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Specialty Retail (continued)
Petco Health and Wellness Comp	(10)	SOFR + 3.25%	7.83%	3/3/2028	192	191	187	0.00
Runner Buyer, Inc.	(4)(10)	L + 5.50%	10.23%	10/20/2028	77,415	76,021	54,965	0.24

						165,847	142,585	0.63
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	11.17%	2/28/2026	45,893	45,960	44,057	0.19
Textiles, Apparel & Luxury Goods
Mad Engine Global, LLC	(11)	L + 7.00%	11.73%	7/15/2027	26,156	25,655	21,644	0.10
S&S Holdings, LLC	(9)	L + 5.00%	9.29%	3/11/2028	6,429	6,319	5,877	0.03

						31,974	27,521	0.13
Trading Companies & Distributors
Foundation Building Materials, Inc.	(9)	L + 3.25%	7.66%	1/31/2028	34,242	33,782	32,504	0.14
Icebox Holdco III, Inc.	(9)	L + 3.50%	8.23%	12/22/2028	21,955	21,803	20,336	0.09
LBM Acquisition, LLC	(10)	L + 3.75%	7.12%	12/17/2027	55,472	55,153	48,339	0.21
Park River Holdings, Inc.	(10)	L + 3.25%	6.99%	12/28/2027	71,062	69,778	62,445	0.28
Porcelain Acquisition Corp.	(4)(7)(11)	L + 5.75%	10.48%	4/1/2027	82,828	80,883	82,190	0.36
Specialty Building Products Holdings, LLC	(9)	L + 3.25%	7.64%	10/15/2028	30,036	29,981	27,145	0.12
SRS Distribution, Inc.	(9)	SOFR + 3.50%	7.92%	6/2/2028	52,570	52,335	50,382	0.22
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	9.99%	10/17/2025	35,410	34,763	30,231	0.13

						378,478	353,572	1.55
Transportation Infrastructure
AIT Worldwide Logistics Holdings, Inc.	(10)	L + 4.75%	8.49%	4/6/2028	20,870	20,530	19,233	0.08
Capstone Logistics, LLC	(4)(11)	L + 4.75%	9.13%	11/12/2027	22,232	22,292	21,398	0.09
Enstructure LLC	(4)(7)(9)	SOFR + 5.50%	9.92%	5/25/2029	79,972	77,907	78,961	0.35
FFML Holdco Ltd	(4)(6)(8)	B + 6.25%	7.00%	11/30/2028	NZD 39,278	23,664	24,096	0.11

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)		Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Transportation Infrastructure (continued)
First Student Bidco, Inc.	(9)	L + 3.00%	7.73%	7/21/2028		12,569	12,491	11,399	0.05
Frontline Road Safety, LLC	(4)(10)	L + 5.75%	6.68%	5/3/2027		170,595	168,204	160,359	0.71
Helix TS, LLC	(4)(7)(10)	L + 5.75%	10.16%	8/4/2027		156,854	154,791	156,062	0.69
Italian Motorway Holdings S.à.r.l	(4)(6)(8)	E + 5.25%	7.35%	4/28/2029	EUR	236,429	242,728	244,571	1.08
Liquid Tech Solutions Holdings, LLC	(4)(10)	L + 4.75%	8.92%	3/20/2028		19,094	19,021	18,235	0.08
Roadsafe Holdings, Inc.	(4)(7)(11)	L + 5.75%	10.87%	10/19/2027		142,790	140,438	140,831	0.62
Safety Borrower Holdings LP	(4)(5)(7)(11)	L + 5.25%	10.46%	9/1/2027		45,784	45,434	45,334	0.20
Sam Holding Co, Inc.	(4)(7)(11)	L + 5.25%	9.95%	9/24/2027		169,256	166,058	166,682	0.73
TRP Infrastructure Services, LLC	(4)(7)(11)	L + 5.50%	10.08%	7/9/2027		72,961	71,763	67,722	0.30

							1,165,321	1,154,883	5.09
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	8.58%	12/17/2027		24,976	24,947	23,926	0.11

Total First Lien Debt							44,461,300	43,710,812	192.69

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt
Aerospace & Defense
Atlas CC Acquisition Corp.	(4)(5)(10)	L + 7.63%	12.36%	5/25/2029	44,520	43,986	40,068	0.18
Peraton Corp.	(10)	L + 7.75%	12.09%	2/1/2029	53,508	52,894	51,140	0.23

						96,880	91,208	0.41
Air Freight & Logistics
The Kenan Advantage Group, Inc.	(10)	L + 7.25%	11.63%	9/1/2027	33,015	32,494	30,649	0.14
Wwex Uni Topco Holdings, LLC	(10)	L + 7.00%	11.73%	7/26/2029	33,000	32,604	27,658	0.12

						65,098	58,307	0.26
Capital Markets
The Edelman Financial Engines Center, LLC	(8)	L + 6.75%	11.13%	7/20/2026	14,000	13,899	12,659	0.06
Chemicals
Hexion Holdings Corp.	(4)(9)	SOFR + 7.44%	11.86%	3/15/2030	46,000	44,841	36,570	0.16
NIC Acquisition Corp.	(4)(10)	L + 7.75%	12.48%	12/29/2028	31,500	31,141	19,373	0.09
Pearls Netherlands Bidco	(4)(6)(9)	SOFR + 7.25%	11.34%	2/25/2030	42,453	41,408	41,392	0.18

						117,390	97,335	0.43
Commercial Services & Supplies
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 6.75%	11.07%	3/30/2029	29,464	29,349	26,174	0.12
USIC Holdings, Inc.	(5)(10)	L + 6.50%	10.88%	5/14/2029	8,594	8,541	8,093	0.04

						37,890	34,267	0.16
Construction & Engineering
COP Home Services TopCo IV, Inc.	(4)(5)(11)	L + 8.75%	13.13%	12/29/2028	43,277	42,608	41,329	0.18
Thermostat Purchaser III, Inc.	(4)(7)(10)	L + 7.25%	11.98%	8/31/2029	32,725	32,281	31,374	0.14

						74,889	72,703	0.32
Diversified Consumer Services
Pre-Paid Legal Services, Inc.	(9)	L + 7.00%	11.38%	12/14/2029	25,000	24,781	22,859	0.10
Health Care Equipment & Supplies
Confluent Medical Technologies, Inc.	(4)(5)(9)	SOFR + 6.50%	11.23%	2/16/2030	52,500	51,565	51,188	0.23
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(5)(6)(8)	8.75%	8.75%	4/15/2029	CAD 3,800	3,005	2,587	0.01
CD&R Artemis UK Bidco Ltd.	(4)(6)(8)	S + 7.50%	10.93%	8/19/2029	GBP 65,340	87,423	76,820	0.34
CD&R Artemis UK Bidco Ltd.	(4)(6)(9)	L + 7.25%	7.25%	8/19/2029	25,000	24,450	24,250	0.11
Jayhawk Buyer, LLC	(4)(11)	L + 8.75%	13.17%	10/15/2027	6,537	6,439	6,488	0.03

						121,317	110,145	0.49

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)		Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Health Care Technology
Imprivata, Inc.	(4)(9)	SOFR + 6.25%	10.57%		12/1/2028	44,118	43,725	44,338	0.20
Hotels, Restaurants & Leisure
Mic Glen, LLC	(9)	L + 6.75%	11.13%		7/30/2029	19,000	18,949	17,520	0.08
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	L + 7.00%	11.35%		11/1/2029	24,677	24,460	21,161	0.09
IT Services
Dcert Buyer, Inc.	(8)	L + 7.00%	11.70%		2/19/2029	60,975	61,159	55,914	0.25
Inovalon Holdings, Inc.	(4)(5)(10)	L + 10.50%	15.20 (incl. 15.20 PIK)	% %	11/24/2033	93,252	91,001	93,252	0.41

							152,160	149,166	0.66
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	L + 6.50%	10.91%		8/31/2029	45,977	45,210	35,862	0.16
LSCS Holdings, Inc.	(4)(9)	L + 8.00%	12.38%		12/17/2029	40,000	39,476	36,000	0.16
Phoenix Newco, Inc.	(4)(6)(9)	L + 6.50%	10.88%		11/15/2029	52,153	51,228	50,980	0.22

							135,914	122,842	0.54
Media
Houghton Mifflin, LLC	(4)(7)(9)	SOFR + 8.50%	12.82%		4/8/2030	80,500	78,678	76,034	0.34
Pharmaceuticals
Sharp Midco, LLC	(4)(5)(9)	L + 7.25%	11.98%		12/31/2029	31,500	30,811	29,925	0.13
Professional Services
Aqgen Island Holdings, Inc.	(5)(6)(9)	L + 6.50%	10.25%		8/2/2029	34,508	34,200	30,310	0.13
Celestial Saturn Parent, Inc.	(9)	L + 6.50%	10.94%		6/4/2029	134,488	133,362	96,294	0.42
Deerfield Dakota Holding, LLC	(10)	L + 6.75%	11.13%		4/7/2028	29,650	29,569	28,353	0.12
Thevelia US, LLC	(4)(6)(9)	SOFR + 6.75%	11.48%		6/17/2030	182,046	176,955	177,950	0.78
VT Topco, Inc.	(4)(10)	L + 6.75%	11.13%		7/31/2026	35,500	35,373	34,080	0.15

							409,459	366,987	1.60
Software
Apex Group Treasury, LLC	(4)(6)(9)	L + 6.75%	11.48%		7/27/2029	28,153	28,179	27,097	0.12
Cloudera, Inc.	(9)	L + 6.00%	10.38%		10/8/2029	66,697	66,226	55,942	0.25
HS Purchaser, LLC	(10)	SOFR + 6.75%	10.94%		11/19/2027	71,000	71,107	56,534	0.25
Human Security, Inc.	(4)(7)(11)	SOFR + 6.75%	11.07%		7/22/2027	50,000	49,209	48,250	0.21
Idera, Inc.	(4)(10)	L + 6.75%	10.50%		3/2/2029	30,331	30,243	25,175	0.11
Mandolin Technology Intermediate Holdings, Inc.	(4)(5)(9)	L + 6.50%	10.91%		7/30/2029	31,950	31,584	30,832	0.14
Mitratech Holdings, Inc.	(4)(10)	L + 6.75%	11.16%		5/18/2029	18,000	17,939	16,830	0.07
Proofpoint, Inc.	(5)(9)	L + 6.25%	10.98%		8/31/2029	63,274	63,103	61,086	0.27
Symphony Technology Group	(6)(10)	L + 8.25%	12.67%		7/27/2029	91,647	90,561	72,859	0.32
Virgin Pulse, Inc.	(4)(10)	L + 7.25%	11.63%		4/6/2029	27,000	26,841	21,060	0.09

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Software (continued)
Vision Solutions, Inc.	(5)(10)	L + 7.25%	11.61%	4/23/2029	88,534	88,114	66,041	0.29

						563,106	481,706	2.12
Trading Companies & Distributors
Icebox Holdco III, Inc.	(4)(9)	L + 6.75%	11.48%	12/21/2029	14,000	13,879	12,457	0.05

Total Second Lien Debt						2,074,849	1,872,806	8.26

Structured Finance Obligations
522 Funding CLO 2020-6, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.82%	10/23/2034	3,000	3,000	2,631	0.01
AIMCO CLO Series 2015-A	(5)(6)(8)	L + 6.60%	10.68%	10/17/2034	7,450	7,450	6,664	0.03
Allegro CLO XI Ltd.	(4)(5)(6)(8)	L + 7.00%	11.23%	1/19/2033	3,895	3,859	3,617	0.02
Apidos CLO XXXVI	(4)(5)(6)(8)	L + 5.95%	10.19%	7/20/2034	8,500	8,500	7,536	0.03
Apidos CLO XXXIII	(5)(6)(8)	L + 6.35%	10.67%	10/24/2034	5,000	4,955	4,466	0.02
Ares LXII CLO, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.86%	1/25/2034	9,000	9,000	7,653	0.03
Ares LXI CLO, Ltd.	(4)(5)(6)(8)	L + 6.25%	10.49%	10/20/2034	7,750	7,750	6,600	0.03
Ares XXVII CLO, Ltd.	(5)(6)(8)	L + 6.75%	10.99%	10/28/2034	7,000	6,936	6,151	0.03
Balboa Bay Loan Funding 2021-2, Ltd.	(4)(5)(6)(8)	L + 6.60%	10.84%	1/20/2035	7,000	6,936	5,994	0.03
Barings CLO Ltd 2021-II	(4)(6)(5)(8)	L + 6.25%	10.33%	7/15/2034	6,000	6,000	5,257	0.02
Barings CLO Ltd 2021-III	(4)(6)(5)(8)	L + 6.65%	10.84%	1/18/2035	7,200	7,200	5,935	0.03
Benefit Street Partners CLO XX	(4)(5)(6)(8)	L + 6.75%	10.83%	7/15/2034	6,500	6,500	5,758	0.03
Benefit Street Partners LLC BSP 2020-21A	(4)(5)(6)(8)	L + 6.70%	10.78%	10/15/2034	3,000	2,972	2,700	0.01
BlueMountain CLO XXIX Ltd	(4)(5)(6)(8)	L + 6.86%	11.22%	7/25/2034	2,750	2,686	2,437	0.01
Broad River Ltd 2020-1	(4)(5)(6)(8)	L + 6.50%	10.74%	7/20/2034	7,000	6,947	6,397	0.03
Carlyle US CLO 2020-1, Ltd.	(4)(5)(6)(8)	L + 6.25%	10.49%	7/20/2034	7,000	7,000	6,130	0.03
Carval CLO VI-C, LTD.	(4)(5)(6)(8)	SOFR + 7.33%	8.73%	4/21/2034	8,750	8,667	7,993	0.04
Carval CLO V-C, LTD.	(4)(5)(6)(8)	L + 6.75%	10.83%	10/15/2034	8,000	7,926	7,037	0.03
CIFC Funding 2019-III, Ltd.	(4)(5)(6)(8)	L + 6.80%	10.88%	10/16/2034	8,000	8,000	7,257	0.03
CIFC Funding 2022-V, Ltd.	(4)(5)(6)(8)	L + 7.55%	10.06%	7/16/2033	10,000	9,904	9,296	0.04
Dryden 95 CLO, Ltd.	(4)(5)(6)(8)	L + 6.15%	10.87%	8/20/2034	8,000	8,000	6,899	0.03
Eaton Vance CLO 2019-1 Ltd	(4)(5)(6)(8)	L + 6.50%	10.58%	4/15/2031	3,750	3,754	3,404	0.02
Elmwood CLO 16, Ltd.	(4)(5)(6)(8)	L + 7.22%	11.18%	4/20/2034	6,000	5,943	5,548	0.02
Elmwood CLO III, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.58%	10/20/2034	3,500	3,500	3,218	0.01
Elmwood CLO VI, Ltd.	(5)(6)(8)	L + 6.50%	10.58%	10/20/2034	4,000	4,000	3,678	0.02
Flatiron RR CLO 22, LLC	(5)(6)(8)	L + 6.20%	10.27%	10/15/2034	5,000	5,000	4,491	0.02
Fort Washington CLO 2021-2, Ltd.	(4)(5)(6)(8)	L + 6.61%	10.85%	10/20/2034	12,000	11,892	10,892	0.05
Galaxy XXV CLO, Ltd.	(4)(5)(6)(8)	L + 5.95%	10.69%	10/25/2031	4,000	3,948	3,459	0.02
Galaxy 30 CLO, Ltd.	(4)(5)(6)(8)	L + 7.00%	10.81%	4/15/2035	3,000	2,972	2,691	0.01
Goldentree Loan Management US Clo 8 Ltd.	(4)(5)(6)(8)	L + 6.15%	10.39%	10/20/2034	6,200	6,200	5,551	0.02

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations (continued)
Goldentree Loan Management US Clo 12 Ltd.	(4)(5)(6)(8)	SOFR + 7.25%	11.21%	4/20/2034	6,500	6,441	5,775	0.03
Gulf Stream Meridian GSM 2021-IIIA, Ltd.	(4)(5)(6)(8)	L + 6.75%	10.83%	4/15/2034	1,000	959	895	0.00
Gulf Stream Meridian 5, Ltd.	(4)(5)(6)(8)	L + 6.33%	10.41%	7/15/2034	3,500	3,488	3,045	0.01
Gulf Stream Meridian 7, Ltd.	(4)(5)(6)(8)	SOFR + 6.85%	10.71%	7/15/2035	5,000	4,953	4,323	0.02
Halseypoint Clo 5, Ltd.	(4)(5)(6)(8)	L + 6.95%	11.68%	1/30/2035	9,500	9,325	8,536	0.04
HPS Loan Management 15-2019 Ltd	(4)(5)(6)(8)	L + 6.80%	9.83%	1/22/2035	4,000	3,963	3,628	0.02
Jamestown CLO XIV, Ltd.	(5)(6)(8)	L + 7.20%	11.44%	10/20/2034	10,000	9,818	8,855	0.04
Kayne CLO III, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.58%	4/15/2032	5,000	5,008	4,453	0.02
Magnetite XXXII Ltd	(4)(5)(6)(8)	L + 6.90%	10.76%	4/15/2035	5,000	5,000	4,534	0.02
Morgan Stanley Eaton Vance Clo 2021-1, Ltd.	(5)(6)(8)	L + 6.75%	11.26%	10/20/2034	6,500	6,500	5,784	0.03
Neuberger Berman Loan Advisers CLO 38, Ltd.	(5)(6)(8)	L + 6.25%	10.49%	10/20/2035	11,000	11,000	9,766	0.04
Onex Credit Partners OCP 2020-19A	(4)(5)(6)(8)	L + 6.50%	10.74%	10/20/2034	4,250	4,073	3,696	0.02
OCP CLO 2021-22, Ltd.	(4)(5)(6)(8)	L + 6.60%	10.84%	12/2/2034	9,000	8,887	7,814	0.03
Octagon 55, Ltd	(4)(5)(6)(8)	L + 6.50%	10.74%	7/20/2034	11,000	10,878	9,540	0.04
Octagon 66, Ltd	(4)(5)(6)(8)	SOFR + 7.80%	10.34%	8/16/2033	10,000	9,904	9,288	0.04
Octagon Investment Partners 41, Ltd.	(5)(6)(8)	L + 7.13%	11.21%	10/15/2033	5,000	4,978	4,489	0.02
Palmer Square CLO 2015-1, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.18%	5/21/2034	2,000	1,910	1,769	0.01
Palmer Square CLO 2022-1, Ltd.	(4)(5)(6)(8)	L + 6.40%	10.31%	4/20/2035	2,500	2,500	2,190	0.01
Palmer Square CLO 2019-1, Ltd.	(4)(5)(6)(8)	L + 6.50%	11.13%	11/14/2034	12,000	12,000	10,746	0.05
Park Avenue Institutional Advisers CLO Ltd 2022-1	(4)(5)(6)(8)	L + 7.30%	11.25%	4/20/2035	6,000	5,831	5,358	0.02
Post CLO 2021-1, Ltd.	(4)(5)(6)(8)	L + 6.45%	10.53%	10/15/2034	6,000	6,000	5,397	0.02
Post CLO 2022-1, Ltd.	(4)(5)(6)(8)	L + 6.80%	10.71%	4/20/2035	5,000	4,977	4,426	0.02
PPM CLO 2, Ltd.	(4)(5)(6)(8)	L + 6.55%	10.63%	4/16/2032	5,000	5,008	4,098	0.02
PPM CLO 4, Ltd.	(5)(6)(8)	L + 6.50%	10.69%	10/18/2034	8,775	8,775	7,490	0.03
PPM CLO 5, Ltd.	(5)(6)(8)	L + 6.50%	10.69%	10/18/2034	4,800	4,800	3,988	0.02
Rad CLO 14, Ltd.	(4)(5)(6)(8)	L + 6.50%	10.58%	1/15/2035	6,750	6,750	5,779	0.03
Rockford Tower CLO 2021-3, Ltd.	(5)(6)(8)	L + 6.72%	11.08%	10/20/2034	4,000	3,945	3,366	0.01
RR 19, Ltd.	(5)(6)(8)	L + 6.50%	10.58%	10/15/2035	3,000	3,000	2,745	0.01
RR 20, Ltd.	(4)(5)(6)(8)	L + 7.25%	11.11%	7/15/2037	4,000	3,962	3,609	0.02
Signal Peak 7, Ltd.	(4)(5)(6)(8)	L + 6.89%	11.30%	4/30/2032	3,875	3,844	3,556	0.02
Sound Point CLO XXVII, Ltd.	(4)(5)(6)(8)	L + 6.56%	10.92%	10/25/2034	6,900	6,775	5,670	0.02
Symphony CLO 34-PS, Ltd.	(4)(5)(6)(8)	SOFR + 7.56%	10.14%	7/24/2034	7,000	6,932	6,264	0.03

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Structured Finance Obligations (continued)
Trestles Clo IV, Ltd.	(4)(5)(6)(8)	L + 6.25%	10.53%	7/21/2034	8,000	8,000	7,130	0.03
Vibrant CLO XII, Ltd.	(4)(5)(6)(8)	L + 7.11%	11.35%	1/20/2034	2,875	2,851	2,624	0.01
Vibrant CLO XIII, Ltd.	(4)(5)(6)(8)	L + 7.06%	11.14%	7/15/2034	6,250	6,195	5,679	0.03
Voya CLO 2019-4, Ltd.	(4)(5)(6)(8)	L + 6.70%	10.78%	1/15/2035	8,250	8,098	7,205	0.03
Voya CLO 2020-2, Ltd.	(4)(5)(6)(8)	L + 6.40%	10.63%	7/19/2034	5,000	4,908	4,419	0.02

Total Structured Finance Obligations						409,633	365,269	1.61

Unsecured Debt
Health Care Technology
Athenahealth, Inc.	(8)	6.50%	6.50%	2/15/2030	3,297	3,297	2,436	0.01
Software
Condor Merger Sub, Inc.	(6)(8)	7.38%	7.38%	2/15/2030	14,286	14,286	11,512	0.05

Total Unsecured Debt						17,583	13,948	0.06

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,890,586	4,336	6,446	0.03
Micross Topco, Inc.	(4)				116	125	116	0.00

						4,461	6,562	0.03
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				1,674	1,674	1,345	0.01
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,076,923	1,077	2,100	0.01

						2,751	3,445	0.02
Distributors
Box Co-Invest Blocker, LLC	(4)				3,308,320	3,308	2,944	0.01
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		29,194,330	28,734	35,317	0.16
Deneb Ultimate Topco, LLC - Class A Units	(4)				4,060	4,060	3,208	0.01

						32,794	38,525	0.17
Diversified Telecommunication Services
Point Broadband Holdings, LLC - Class A Units	(4)				12,870	10,915	9,815	0.04
Point Broadband Holdings, LLC - Class B Units	(4)				685,760	1,955	1,414	0.01
Point Broadband Holdings, LLC - Class Additional A Units	(4)				147,380	420	304	0.00
Point Broadband Holdings, LLC - Class Additional B Units	(4)				2,766	2,346	2,109	0.01

						15,636	13,642	0.06
Health Care Equipment & Supplies
GCX Corporation Group Holdings, L.P. - Class A-2 Units	(4)				4,853	4,853	2,912	0.01
Health Care Providers & Services
AVE Holdings I Corp.	(4)				12,237,213	11,870	12,482	0.06

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
CD&R Artemis Holdco 2 Limited - Preferred Shares	(4)(6)				33,000,000	43,662	44,133	0.19
CD&R Ulysses Equity Holdings, L.P. - Common Shares	(4)(6)				6,000,000	6,090	5,040	0.02
Jayhawk Holdings, LP - A-1 Common Units	(4)				12,472	2,220	3,552	0.02
Jayhawk Holdings, LP - A-2 Common Units	(4)				6,716	1,195	1,913	0.01
Maia Aggregator, L.P. - Class A Units	(4)				19,700,000	19,700	21,276	0.09
NC Eve, L.P. - LP Interest	(4)(6)				2,500,000	3,398	2,806	0.01

						88,135	91,202	0.40
Health Care Technology
Caerus Midco 2 S.À. R.L - Additional Vehicle Units	(4)(6)				988,290	988	109	0.00
Caerus Midco 2 S.À. R.L - Vehicle Units	(4)(6)				4,941,452	4,941	4,497	0.02

						5,929	4,606	0.02
Insurance
Shelf Holdco Ltd Common Equity	(4)(6)				1,300,000	1,300	1,300	0.01
IT Services
NC Ocala Co-Invest Beta, L.P. - LP Interest	(4)				25,687,196	25,687	25,687	0.11
Professional Services
Guidehouse Holding Corp. - Preferred Equity	(4)		11.50%		54,010	52,935	58,195	0.26
OHCP V TC COI, LP. - LP Interest	(4)				6,500,000	6,500	8,190	0.04
Tricor Horizon, LP	(4)(6)				14,151,361	14,151	14,151	0.06
Victors CCC Topco, LP	(4)				9,600,000	9,600	12,000	0.05

						83,186	92,536	0.41
Software
Connatix Parent, LLC - Class L Common Units	(4)				126,136	1,388	769	0.00
Expedition Holdco, LLC - Class A Units	(4)				810,810	810	585	0.00
Knockout Intermediated Holdings I, Inc.	(4)				49,020	47,795	49,388	0.22
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		45,090	43,963	47,908	0.21
Mandolin Technology Holdings, Inc. - Series A Preferred Shares	(4)				31,950,000	30,992	30,672	0.14
Mimecast Limited	(4)				73,213,759	73,214	71,705	0.32
Zoro Common Equity	(4)				1,195,880	11,959	11,959	0.05
Zoro Series A Preferred Shares	(4)		12.50%		44,535	43,199	43,199	0.19

						253,320	256,185	1.13

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)	Maturity Date	Par Amount/ Units (16)	Cost (3)	Fair Value	% of Net Assets
Equity (continued)
Transportation Infrastructure
Atlas Intermediate Holding LLC - Preferred Interest	(4)				34,238,400	33,725	32,355	0.14
Enstructure LLC	(4)				3,783,785	2,806	2,951	0.01
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				58,590	6,178	4,086	0.02
Ncp Helix Holdings, LLC. - Preferred Shares	(4)				1,485,282	1,116	1,417	0.01

						43,825	40,809	0.18

Total Equity						565,185	580,355	2.56

Total Investments - non-controlled/non-affiliated						47,528,550	46,543,190	205.17
Investments - non-controlled/affiliated
Equity
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	(4)(6)(15)					719	2,813	0.01

Total Equity Investments						719	2,813	0.01
Total Investments - non-controlled/affiliated						719	2,813	0.01
Investments - controlled/affiliated
Equity
Diversified Financial Services
Specialty Lending Company LLC - LLC Interest	(4)(5)(6)(15)					171,900	172,330	0.76
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	(4)(6)(15)					1,421	1,881	0.01

Total Equity						173,321	174,211	0.77
Total Investments - controlled/affiliated						173,321	174,211	0.77
Investments in Joint Ventures
BCRED Emerald JV LP	(6)					2,115,000	2,072,717	9.14
BCRED Verdelite JV LP	(6)					117,706	115,677	0.51

Total Investments in Joint Ventures						2,232,706	2,188,394	9.65

Total Investment Portfolio						49,935,296	48,908,608	215.60
Cash and Cash Equivalents
Other Cash and Cash Equivalents						1,351,901	1,351,901	5.96

Total Portfolio Investments, Cash and Cash Equivalents						$51,287,197	$50,260,509	221.56%

(1)
Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2022, the Company had

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.
(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”),or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)
The investment is not a qualifying asset under Section 55(a) of the 1940 Act. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of December 31, 2022, non-qualifying assets represented 22.9% of total assets as calculated in accordance with regulatory requirements.

(7)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First and Second Lien Debt
123Dentist, Inc.	Delayed Draw Term Loan	8/10/2029	$32,949	$(2,990)
ACI Group Holdings, Inc.	Delayed Draw Term Loan	8/2/2023	48,834	—
ACI Group Holdings, Inc.	Revolver	8/2/2027	19,119	—
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	3,902	(78)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	2,467	—
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	4/14/2024	8,400	(63)
Advancing Eyecare Center, Inc.	Delayed Draw Term Loan	6/13/2029	4,620	—
AI Altius Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	34,698	(347)
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	7/31/2028	2,296	(444)
Amerilife Holdings, LLC	Revolver	8/31/2028	48,715	(487)
Amerilife Holdings, LLC	Delayed Draw Term Loan	8/31/2029	25,775	—
Amerivet Partners Management, Inc.	Revolver	2/25/2028	11,511	(460)
Amerivet Partners Management, Inc.	Delayed Draw Term Loan	2/25/2024	50,929	—
Anaplan, Inc.	Revolver	6/21/2028	53,206	(6,182)
Kwor Acquisition Inc	Delayed Draw Term Loan	12/22/2028	5,137	(180)
Kwor Acquisition Inc	Revolver	12/22/2027	12,195	(427)
Armada Parent, Inc.	Delayed Draw Term Loan	10/29/2023	11,250	—
Armada Parent, Inc.	Revolver	10/29/2027	27,000	(743)
Armstrong Bidco Limited	Delayed Draw Term Loan	6/28/2029	46,123	—
Ascend Buyer, LLC	Revolver	9/30/2027	7,760	(78)
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	4,449	—
Atlas CC Acquisition Corp.	Delayed Draw Term Loan	5/26/2026	14,403	(2,795)
Atlas CC Acquisition Corp.	Revolver	5/26/2026	1,646	—
Avalara Inc	Revolver	10/19/2028	2,308	(58)
AxiomSL Group, Inc.	Delayed Draw Term Loan	12/3/2027	5,478	(55)
AxiomSL Group, Inc.	Revolver	12/3/2025	5,983	(60)
Barbri Holdings, Inc.	Delayed Draw Term Loan	4/28/2023	14,050	—
Bazaarvoice, Inc.	Revolver	5/7/2026	42,994	—
Project Boost Purchaser, LLC	Revolver	5/2/2028	5,543	(28)
Project Boost Purchaser, LLC	Delayed Draw Term Loan	5/2/2029	8,496	—
Benefytt Technologies, Inc	Delayed Draw Term Loan	8/12/2023	3,573	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	11,024	—
BlueCat Networks USA, Inc.	Delayed Draw Term Loan	8/8/2028	12,159	(122)
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	59,019	(590)
Caerus US 1, Inc.	Revolver	5/25/2029	37,839	—
Caerus US 1, Inc.	Delayed Draw Term Loan	5/25/2029	12,551	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	101,715	—
Canadian Hospital Specialties Ltd.	Delayed Draw Term Loan	4/14/2023	6,398	—
Canadian Hospital Specialties Ltd.	Revolver	4/14/2027	1,584	—
Caramel Bidco Limited	Delayed Draw Term Loan	2/24/2024	19,552	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	67,275	—
CEP V Investment 11 Sarl	Delayed Draw Term Loan	2/11/2028	52,130	—
CFC Underwriting, Ltd.	Delayed Draw Term Loan	11/30/2028	16,304	—
CFGI Holdings, LLC	Delayed Draw Term Loan	11/2/2027	22,800	(228)
CFGI Holdings, LLC	Revolver	11/2/2027	19,950	(399)
Chronicle Bidco, Inc.	Revolver	11/14/2025	4,331	(87)
Claims Automation Intermediate 2, LLC	Delayed Draw Term Loan	12/16/2027	68,521	(685)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Clearview Buyer, Inc.	Delayed Draw Term Loan	8/26/2024	33,015	—
Clearview Buyer, Inc.	Revolver	2/26/2027	8,085	(162)
Community Brands ParentCo, LLC	Delayed Draw Term Loan	2/24/2024	10,809	(108)
Community Brands ParentCo, LLC	Revolver	2/24/2028	6,330	(127)
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	49,522	—
Connatix Buyer, Inc.	Revolver	7/14/2027	16,294	(326)
Connatix Buyer, Inc.	Delayed Draw Term Loan	7/14/2023	32,700	(327)
COP Home Services TopCo IV, Inc.	Revolver	12/31/2025	11,176	(120)
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	70,006	—
CPI Buyer, LLC	Revolver	11/1/2026	28,928	(579)
CPI Intermediate Holdings Inc	Delayed Draw Term Loan	10/8/2029	111,547	(1,115)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	14,445	(144)
Cumming Group, Inc.	Revolver	5/26/2027	22,143	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	10,046	(151)
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	661	—
Discovery Education, Inc.	Delayed Draw Term Loan	4/9/2029	120,227	—
Discovery Education, Inc.	Revolver	4/9/2029	52,540	(1,839)
Doc Generici (Diocle S.p.A.)	Delayed Draw Term Loan	10/26/2024	5,221	—
Donuts, Inc.	Delayed Draw Term Loan	5/14/2023	128,295	—
DTI Holdco, Inc.	Revolver	4/26/2027	6,800	—
Eliassen Group, LLC	Delayed Draw Term Loan	4/14/2028	12,360	—
Emergency Power Holdings, LLC	Delayed Draw Term Loan	8/17/2023	56,100	(561)
Engineered Stone Group Holdings III Ltd.	Delayed Draw Term Loan	4/23/2028	23,817	—
Enstructure LLC	Delayed Draw Term Loan	5/25/2029	18,743	—
ENV Bidco AB	Delayed Draw Term Loan	7/19/2029	28,642	(3,270)
Episerver, Inc.	Revolver	4/9/2026	3,833	(172)
Episerver, Inc.	Delayed Draw Term Loan	4/9/2026	10,185	(458)
Excelitas Technologies Corp.	Revolver	8/14/2028	6,405	—
Excelitas Technologies Corp.	Delayed Draw Term Loan	8/13/2029	29,560	(296)
Experity, Inc.	Revolver	2/24/2028	13,452	(269)
Forterro UK Ltd.	Delayed Draw Term Loan	7/7/2029	17,829	—
Foundation Risk Partners Corp.	Revolver	10/29/2027	5,606	—
Foundation Risk Partners Corp.	Delayed Draw Term Loan	10/29/2028	11,352	—
Galway Borrower, LLC	Revolver	9/30/2027	19,017	(475)
Galway Borrower, LLC	Delayed Draw Term Loan	9/30/2023	2,364	(24)
GCX Corporation Buyer, LLC	Delayed Draw Term Loan	9/13/2023	18,000	—
GI Consilio Parent, LLC	Revolver	2/10/2026	6,300	(521)
GI Ranger Intermediate, LLC	Revolver	10/29/2027	9,720	—
GI Ranger Intermediate, LLC	Delayed Draw Term Loan	10/30/2028	27,360	—
Gigamon Inc.	Revolver	3/11/2028	25,774	(580)
Go Car Wash Management Corp.	Delayed Draw Term Loan	8/31/2023	3,503	—
Go Car Wash Management Corp.	Delayed Draw Term Loan	12/31/2026	100,000	(1,125)
GovernmentJobs.com, Inc.	Revolver	11/30/2027	19,764	(395)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	62,600	(626)
GraphPAD Software, LLC	Delayed Draw Term Loan	4/27/2027	8,571	(86)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
GraphPAD Software, LLC	Revolver	4/27/2027	2,832	(42)
Gruden Acquisition, Inc.	Delayed Draw Term Loan	7/1/2023	6,300	(79)
Gruden Acquisition, Inc.	Revolver	7/1/2026	9,000	(113)
Helix TS, LLC	Delayed Draw Term Loan	6/14/2024	767	—
HIG Orca Acquisition Holdings, Inc.	Revolver	8/17/2027	4,997	—
HIG Orca Acquisition Holdings, Inc.	Delayed Draw Term Loan	8/17/2023	10,171	—
High Street Buyer, Inc.	Revolver	4/16/2027	4,186	(84)
High Street Buyer, Inc.	Delayed Draw Term Loan	4/16/2028	47,320	—
Houghton Mifflin, LLC	Revolver	4/7/2027	18,750	(1,448)
Human Security, Inc.	Delayed Draw Term Loan	7/22/2027	50,000	—
IG Investments Holdings, LLC	Revolver	9/22/2027	26,897	—
Inovalon Holdings, Inc.	Delayed Draw Term Loan	6/24/2024	99,544	(1,244)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	8/27/2025	17,863	—
ISQ Hawkeye Holdco, Inc.	Revolver	8/17/2028	806	(12)
ISQ Hawkeye Holdco, Inc.	Delayed Draw Term Loan	8/17/2029	795	—
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	62,909	—
Jayhawk Buyer, LLC	Delayed Draw Term Loan	10/15/2026	33	—
Jupiter Bidco Limited	Delayed Draw Term Loan	8/5/2029	41,392	(2,162)
Kaseya, Inc.	Delayed Draw Term Loan	6/25/2029	44,474	(445)
Kaseya, Inc.	Revolver	6/25/2029	48,746	(487)
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	8,979	(67)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	9,964	—
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	19,979	—
Legacy Intermediate, LLC	Revolver	2/25/2028	17,242	(172)
Legacy Intermediate, LLC	Delayed Draw Term Loan	2/25/2023	36,000	(360)
Linquest Corp.	Delayed Draw Term Loan	1/27/2023	44,775	(448)
Loar Group Inc	Delayed Draw Term Loan	9/29/2023	100,000	—
Magnesium BorrowerCo, Inc.	Delayed Draw Term Loan	5/18/2029	99,913	(2,478)
Mandolin Technology Intermediate Holdings, Inc.	Revolver	7/30/2026	3,142	—
Mantech International CP	Delayed Draw Term Loan	9/14/2029	186,262	(1,863)
Mantech International CP	Revolver	9/14/2028	111,118	(1,111)
Marcone Yellowstone Buyer, Inc.	Delayed Draw Term Loan	6/23/2028	5,722	—
Material Holdings, LLC	Revolver	8/17/2027	8,266	—
Material Holdings, LLC	Delayed Draw Term Loan	8/19/2023	16,215	—
Metis Buyer, Inc.	Revolver	5/4/2026	9,000	(672)
MHE Intermediate Holdings, LLC	Revolver	7/21/2027	691	—
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	38,468	—
Monterey Financing S.à.r.l	Delayed Draw Term Loan	9/19/2029	55,097	—
Mozart Borrower LP	Revolver	10/21/2026	17,850	(1,413)
MRI Software, LLC	Revolver	2/10/2026	673	(24)
MRI Software, LLC	Delayed Draw Term Loan	2/10/2026	7,969	—
Natus Medical Incorporated	Revolver	7/21/2027	2,788	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	91,734	—
NDC Acquisition Corp.	Revolver	3/9/2027	2,911	—

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
New Arclin US Holding Corp.	Delayed Draw Term Loan	9/22/2028	1,657	(193)
NMC Crimson Holdings, Inc.	Delayed Draw Term Loan	3/1/2023	26,585	—
Onex AP Merger Sub, LLC	Revolver	4/4/2028	3,261	(65)
Onex Baltimore Buyer, Inc.	Delayed Draw Term Loan	12/1/2023	57,531	—
Paya Holdings III, LLC	Revolver	6/16/2028	3,375	(173)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	357	—
Petrus Buyer Inc	Delayed Draw Term Loan	10/17/2029	11,304	(170)
Petrus Buyer Inc	Revolver	10/17/2029	5,163	(155)
PGIS Intermediate Holdings, LLC	Revolver	10/16/2028	6,274	(125)
Plasma Buyer, LLC	Revolver	5/12/2028	14,467	(651)
Plasma Buyer, LLC	Delayed Draw Term Loan	5/12/2029	23,780	(238)
Point Broadband Acquisition, LLC	Delayed Draw Term Loan	10/1/2023	38,448	—
Polyphase Elevator Holding Co.	Revolver	6/23/2027	1,700	—
Polyphase Elevator Holding Co.	Delayed Draw Term Loan	12/21/2027	54,535	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	21,722	(638)
PPV Intermediate Holdings, LLC	Revolver	8/31/2029	7,234	—
PPV Intermediate Holdings, LLC	Delayed Draw Term Loan	8/31/2029	14,978	(150)
Profile Products, LLC	Delayed Draw Term Loan	11/12/2027	7,842	—
Profile Products, LLC	Revolver	11/12/2027	9,363	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	2,915	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	3/17/2023	16,623	—
Project Leopard Holdings, Inc.	Revolver	7/20/2027	13,035	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	6,490	—
Rally Buyer, Inc.	Revolver	7/19/2028	17,745	(355)
Rally Buyer, Inc.	Delayed Draw Term Loan	7/19/2028	33,121	(331)
Red River Technology, LLC	Delayed Draw Term Loan	5/26/2023	47,832	—
Redwood Services Group, LLC	Delayed Draw Term Loan	6/15/2029	2,448	—
Relativity ODA, LLC	Revolver	5/12/2027	4,937	(74)
Relay Purchaser, LLC	Revolver	8/30/2026	28,571	(286)
Riser Merger Sub, Inc.	Revolver	8/1/2028	24,351	(487)
Riser Merger Sub, Inc.	Delayed Draw Term Loan	8/1/2028	48,701	(487)
RoadOne Inc	Revolver	12/30/2028	226	—
RoadOne Inc	Delayed Draw Term Loan	12/30/2028	255	(4)
Roadsafe Holdings, Inc.	Delayed Draw Term Loan	7/31/2023	53,130	—
RSC Acquisition, Inc.	Delayed Draw Term Loan	10/30/2026	53,013	—
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	58,064	(581)
Safety Borrower Holdings LP	Revolver	9/1/2027	3,356	(34)
Sailpoint Technologies, Inc.	Revolver	8/15/2028	34,083	(682)
Sam Holding Co, Inc.	Delayed Draw Term Loan	9/24/2023	28,800	—
Sam Holding Co, Inc.	Revolver	3/24/2027	22,000	—
SEKO Global Logistics Network, LLC	Revolver	12/30/2026	5,808	—
SEKO Global Logistics Network, LLC	Delayed Draw Term Loan	12/30/2026	7,575	—
Sherlock Buyer Corp.	Delayed Draw Term Loan	12/8/2028	11,177	(112)
Sherlock Buyer Corp.	Revolver	12/8/2027	4,445	(89)
Smile Doctors, LLC	Delayed Draw Term Loan	12/23/2028	92,773	—

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments—non-controlled/non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Smile Doctors, LLC	Revolver	12/23/2027	26,601	—
Snoopy Bidco, Inc.	Delayed Draw Term Loan	6/1/2023	51,214	(768)
SpecialtyCare, Inc.	Revolver	6/18/2026	2,611	—
SpecialtyCare, Inc.	Delayed Draw Term Loan	6/18/2023	6,544	—
Spitfire Parent, Inc.	Delayed Draw Term Loan	3/11/2027	5,533	—
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	26,734	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	6,300	—
Sunshine Cadence Holdco, LLC	Delayed Draw Term Loan	3/23/2027	300	—
Tennessee Bidco Limited	Delayed Draw Term Loan	6/22/2024	339,176	—
The Fertility Partners, Inc.	Revolver	9/16/2027	806	—
The Fertility Partners, Inc.	Delayed Draw Term Loan	3/16/2024	16,410	—
The GI Alliance Management, LLC	Delayed Draw Term Loan	9/15/2028	56,115	(1,683)
The NPD Group L.P.	Revolver	12/1/2027	92,321	—
Thermostat Purchaser III, Inc.	Delayed Draw Term Loan	8/31/2028	6,692	—
Thermostat Purchaser III, Inc.	Revolver	8/31/2026	8,125	(305)
Thermostat Purchaser III, Inc. (2nd Lien)	Delayed Draw Term Loan	8/31/2023	5,600	(42)
Trader Corp.	Revolver	12/22/2028	6,858	(114)
Trident TPI Holdings, Inc.	Delayed Draw Term Loan	9/15/2028	498	—
Trinity Air Consultants Holdings Corp.	Delayed Draw Term Loan	6/29/2023	20,128	—
Trinity Air Consultants Holdings Corp.	Revolver	6/29/2027	12,780	(128)
Trinity Partners Holdings, LLC	Delayed Draw Term Loan	12/21/2023	115,743	(1,157)
Triple Lift, Inc.	Revolver	5/6/2028	8,815	—
TRP Infrastructure Services, LLC	Delayed Draw Term Loan	1/9/2023	13,187	(132)
Turing Holdco, Inc.	Delayed Draw Term Loan	8/3/2028	4,047	—
Unified Physician Management, LLC	Delayed Draw Term Loan	6/18/2029	32,608	—
Unified Physician Management, LLC	Revolver	6/18/2029	101,845	—
United Mutual Acquisition Holdings, LLC	Revolver	7/15/2028	11,175	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	14,559	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	12,932	(129)
Victors CCC Buyer, LLC	Delayed Draw Term Loan	6/1/2029	31,095	(311)
Victors CCC Buyer, LLC	Revolver	6/1/2029	29,205	(584)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	712	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	188,572	—
West Monroe Partners, LLC	Revolver	11/9/2027	70,714	(354)
West Star Aviation Acquisition, LLC	Delayed Draw Term Loan	3/1/2028	909	(18)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	8,272	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	19,482	—
Zendesk Inc	Revolver	11/3/2028	97,650	(1,953)
Zendesk Inc	Delayed Draw Term Loan	11/22/2028	208,035	(3,121)

Total First and Second Lien Debt Unfunded Commitments			$6,343,101	$(63,045)

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2022 was 2.00%.
(15)
Under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”), the Company is deemed to “control” a portfolio company if the Company owns more than 25% of its outstanding voting securities and/or held the power to exercise control over the management or policies of the portfolio company. Under the 1940 Act, the Company is deemed an “affiliated person” of a portfolio company if the Company owns 5% or more of the portfolio company’s outstanding voting securities. As of December 31, 2022, the Company’s controlled/affiliated and non-controlled/affiliated investments were as follows:

	Fair value as of December 31, 2021	Gross Additions	Gross Reductions	Net change in Unrealized Gains (Losses)	Fair value as of December 31, 2022	Dividend and Interest Income
Non-Controlled/Affiliated Investments
GSO DL Co-Invest EIS LP	$1,614	$136	$—	$1,062	$2,813	$—
Controlled/Affiliated Investments
Specialty Lending Company LLC	212,400	—	(40,500)	430	172,330	12,159
BCRED Emerald JV LP	—	2,115,000	—	(42,283)	2,072,717	100,293
BCRED Verdelite JV LP	—	117,706	—	(2,029)	115,677	—
GSO DL Co-Invest CI LP	1,809	—	—	72	1,881	—

Total	$215,823	$2,232,842	$(40,500)	$(42,748)	$2,365,418	$112,452

(16)
As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), New Zealand Dollar (NZD), Danish Krone (DKK), Swedish Krona (SEK) and Norwegian Krone (NOK).

(17)	Loan was on non-accrual status as of December 31, 2022.
ADDITIONAL INFORMATION
Foreign currency forward contracts

Counterparty	Currency Purchased	Currency Sold	Settlement Date	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	USD 25,374	CAD 34,625	1/17/2023	$(213)
Goldman Sachs Bank USA	USD 78,088	DKK 546,731	3/14/2023	(998)
Goldman Sachs Bank USA	USD 61,787	EUR 58,713	3/14/2023	1,329
Goldman Sachs Bank USA	USD 58,713	NOK 584,117	3/13/2023	(829)
Goldman Sachs Bank USA	USD 61,787	NOK 584,117	3/14/2023	2,241
Goldman Sachs Bank USA	USD 10,698	SEK 109,749	3/13/2023	121
Goldman Sachs Bank USA	USD 23,113	SEK 237,106	3/14/2023	261

Blackstone Private Credit Fund
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Interest Rate Swaps

Counterparty	Hedged Instrument	Company Receives	Company Pays	Maturity Date	Notional Amount	Fair Market Value	Upfront Payments / Receipts	Change in Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	June 2024 Notes	2.56%	SOFR + 0.93%	6/21/2024	$435,000	$(18,778)	$1,796	$(18,778)
Goldman Sachs Bank USA	September 2024 Notes	1.75%	SOFR + 0.08%	9/15/2024	365,000	(17,499)	(545)	(17,458)
Goldman Sachs Bank USA	November 2024 Notes	2.35%	SOFR + 0.66%	11/22/2024	500,000	(25,362)	1,822	(25,224)
Goldman Sachs Bank USA	January 2025 Notes	2.70%	SOFR + 0.99%	1/15/2025	500,000	(26,589)	923	(26,338)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(34,657)	2,387	(34,486)
Goldman Sachs Bank USA	December 2026 Notes	2.63%	SOFR + 0.26%	12/15/2026	625,000	(34,352)	2,370	(34,534)
Goldman Sachs Bank USA	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	400,000	(17,978)	—	(17,832)
Deutsche Bank	March 2025 Notes	4.70%	SOFR + 2.43%	3/24/2025	500,000	(22,494)	—	(22,282)
Goldman Sachs Bank USA	April 2026 UK Bonds	4.87%	SOFR + 2.78%	4/14/2026	GBP 250,000	(19,940)	—	(19,889)
Goldman Sachs Bank USA	May 2027 Notes	5.61%	SOFR + 3.00%	5/3/2027	625,000	(26,135)	—	(22,217)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.93%	9/27/2025	600,000	(2,165)	—	(2,165)
Goldman Sachs Bank USA	October 2027 Notes	7.49%	SOFR + 3.72%	10/11/2027	350,000	(1,418)	—	(1,418)
Sumitomo Mitsui Banking Corporation	September 2025 Notes	7.05%	SOFR + 2.97%	9/29/2025	200,000	(796)	—	(796)

Total Interest Rate Swaps						$(248,163)	$8,753	$(243,417)

The accompanying notes are an integral part of these consolidated financial statements.

Blackstone Private Credit Fund
Notes to Consolidated Financial Statements
(in thousands, except per share data, percentages and as otherwise noted)
Note 1. Organization
Blackstone Private Credit Fund (together with its consolidated subsidiaries
“BCRED”
or the
“Company”
), is a Delaware statutory trust formed on February 11, 2020, and structured as an externally managed, non-diversified, closed-end management investment company. The Company has elected to be regulated as a business development company (
“BDC”
) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the
“1940 Act”
). In addition, the Company has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (
“RIC”
) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the
“Code”
).
The Company is externally managed by Blackstone Credit BDC Advisors LLC (the
“Adviser”
) an affiliate of Blackstone Alternative Credit Advisors LP (the
“Administrator”
and, collectively with its affiliates in the credit, asset-based finance and insurance asset management business unit of Blackstone Inc. (
“Blackstone”
),
“Blackstone Credit & Insurance
,
”
or
“BXCI”
). The Administrator provides certain administrative and other services necessary for the Company to operate pursuant to an administration agreement (the
“Administration Agreement”
). References herein to information about Blackstone Credit & Insurance from December 31, 2023 or prior refers solely to the Adviser and Blackstone Alternative Credit Advisors LP, collectively with their credit-focused affiliates within Blackstone Credit & Insurance.
The Company was formed to invest primarily in originated loans and other securities, including broadly syndicated loans, of U.S. private companies. The Company’s investment objectives are to generate current income and, to a lesser extent, long-term capital appreciation. Under normal circumstances, the Company will invest at least 80% of its total assets (net assets plus borrowings for investment purposes) in private credit investments (loans, bonds and other credit instruments that are issued in private offerings or issued by private companies). Under normal circumstances, the Company expects that the majority of its portfolio will be in privately originated and privately negotiated investments, predominantly direct lending to U.S. private companies through (i) first lien senior secured and unitranche loans (including first-out/last-out loans) and (ii) second lien, unsecured, subordinated or mezzanine loans and structured credit, as well as broadly syndicated loans (for which the Company may serve as an anchor investor), club deals (generally investments made by a small group of investment firms) and other debt and equity securities (the investments described in this sentence, collectively,
“Private Credit”
). To a lesser extent, the Company may also invest in publicly traded securities of large corporate issuers (
“Opportunistic Credit”
). The Company expects that the Opportunistic Credit investments will generally be liquid, and may be used for the purposes of maintaining liquidity for the Company’s share repurchase program and cash management, while also presenting an opportunity for attractive investment returns.
The Company offers on a continuous basis up to $36.5 billion of common shares of beneficial interest (
“Common Shares”
) pursuant to an offering registered with the Securities and Exchange Commission (
“SEC”
). The Company offers to sell any combination of three classes of Common Shares, Class S shares, Class D shares and Class I shares, with a dollar value up to the maximum offering amount. The share classes have different ongoing shareholder servicing and/or distribution fees. The initial purchase price for the Common Shares was $25.00 per share. Thereafter, the purchase price per share for each class of Common Shares equals the net asset value (
“NAV”
) per share, as of the effective date of the monthly share purchase date. Blackstone Securities Partners L.P. (the
“Intermediary Manager”
) will use its best efforts to sell shares, but is not obligated to purchase or sell any specific amount of shares in the offering. The Company also engages in private offerings of its Common Shares.

The Company accepted purchase orders and held investors’ funds in an interest-bearing escrow account until the Company received purchase orders for at least $100.0 million, excluding shares purchased by the Adviser, its affiliates and trustees and officers, in any combination of purchases of Class S shares, Class D shares and Class I shares, and the Company’s Board of Trustees (the
“Board”
) authorized the release of funds in the escrow account. As of January 7, 2021, the Company had satisfied the minimum offering requirement and commenced its operations after the Company’s Board had authorized the release of proceeds from escrow. As of such date, the Company issued and sold 32,560,141 shares (consisting of 2,750,840 Class S shares and 29,809,301 Class I shares at an offering price of $25.00 per share; no Class D shares were issued or sold as of such date), and the escrow agent released net proceeds of approximately $814.0 million to the Company as payment for such shares.
The year ended December 31, 2021, represents the period from January 7, 2021 (commencement of operations) to December 31, 2021.
Note 2. Significant Accounting Policies
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (
“GAAP”
). As an investment company, the Company applies the accounting and reporting guidance in Accounting Standards Codification (
“ASC”
) Topic 946, Financial Services –
Investment Companies
(
“ASC 946”
) issued by the Financial Accounting Standards Board (
“FASB”
).
The annual consolidated financial statements have been prepared in accordance with GAAP for annual financial information and pursuant to the requirements for reporting on Form 10-K and Article 6 of Regulation S-X. In the opinion of management, all adjustments considered necessary for the fair presentation of the consolidated financial statements for the periods presented have been included.
All intercompany balances and transactions have been eliminated.
Certain prior period information has been reclassified to conform to the current period presentation.
Use of Estimates
The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. Such amounts could differ from those estimates and such differences could be material. Assumptions and estimates regarding the valuation of investments involve a higher degree of judgment and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results may ultimately differ from those estimates.
Consolidation
As provided under ASC 946, the Company will not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to the Company.
As of December 31, 2023, the Company’s consolidated subsidiaries were BCRED Bard Peak Funding, LLC (
“Bard Peak Funding”
), BCRED Bear Peak Funding LLC (
“Bear Peak Funding”
), BCRED Bison Peak Funding LLC (
“Bison Peak Funding”
), BCRED Blanca Peak Funding LLC (
“Blanca Peak Funding”
), BCRED Borah Peak Funding LLC (
“Borah Peak Funding”
), BCRED Bushnell Peak Funding LLC (
“Bushnell

Peak Funding”
), BCRED Castle Peak Funding LLC (
“Castle Peak Funding”
), BCRED Denali Peak Funding LLC (
“Denali Peak Funding”
), BCRED Gannett Peak Funding LLC, BCRED Granite Peak Funding LLC (
“Granite Peak Funding”
), BCRED Haydon Peak Funding LLC (
“Haydon Peak Funding”
), BCRED Jacque Peak Funding LLC, BCRED Maroon Peak Funding LLC (
“Maroon Peak Funding”
), BCRED Meridian Peak Funding LLC (
“Meridian Peak Funding”
), BCRED Middle Peak Funding LLC (
“Middle Peak Funding”
), BCRED Monarch Peak Funding LLC (
“Monarch Peak Funding”
), BCRED Naomi Peak Funding LLC (
“Naomi Peak Funding”
), BCRED Summit Peak Funding LLC (
“Summit Peak Funding”
), BCRED Twin Peaks LLC (
“Twin Peaks”
), BCRED Windom Peak Funding LLC (
“Windom Peak Funding”
), BCRED BSL WH 2022-1 LLC (
“2022-1 BSL WH”
), BCRED Investments LLC, BCRED X Holdings LLC, BCRED BSL CLO 2021-1 Ltd., BCRED BSL CLO 2021-1, LLC, BCRED BSL CLO 2021-2, Ltd., BCRED BSL CLO 2021-2, LLC, BCRED BSL CLO 2022-1 Ltd., BCRED BSL CLO 2022-1 LLC, BCRED MML CLO 2021-1 LLC, BCRED MML CLO 2022-1 LLC, BCRED MML CLO 2022-2 LLC, BCRED CLO 2023-1 Depositor LLC (
“2023-1 Depositor”
), BCRED CLO 2023-1 LLC, BCRED Associates GP (Lux) S.à r.l, BCRED Direct Lending I (Lux) SCSp, BCRED C-1 LLC, BCRED C-2 Funding LLC and BCRED C-3 Funding LLC.
The Company does not consolidate its equity investment in Specialty Lending Company LLC (
“SLC”
)
.
For further description of the Company’s investment in SLC, see Note 3 “
Fees, Expenses, Agreements and Related Party Transactions
”.
The Company does not consolidate its investments in the BCRED Emerald JV LP (
“Emerald JV”
) or BCRED Verdelite JV LP (
“Verdelite JV”
) joint ventures
.
For further description of the Company’s joint ventures, see
“Note 11. Joint Ventures”
.
Cash and Cash Equivalents and Restricted Cash
Cash and cash equivalents consist of demand deposits and highly liquid investments, such as money market funds, with original maturities of three months or less. Cash and cash equivalents are carried at cost, which approximates fair value. The Company deposits its cash and cash equivalents with financial institutions and, at times, may exceed the Federal Deposit Insurance Corporation insured limit.
Restricted cash and cash equivalents and restricted foreign currencies include amounts that are collected and are held by trustees who have been appointed as custodians of the assets securing certain of the Company’s financing transactions. Restricted cash and cash equivalents and restricted foreign currencies are held by the trustees for payment of interest expense and principal on the outstanding borrowings or reinvestment into new assets.
Investments
Investment transactions are recorded on a trade date basis.
Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries, and is recorded within Net realized gain (loss) on the Consolidated Statements of Operations.
The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period, and is recorded within Net change in unrealized appreciation (depreciation) on the Consolidated Statements of Operations.

Valuation of Investments
The Company is required to report its investments, including those for which current market values are not readily available, at fair value.
The Company values its investments in accordance with ASC 820,
Fair Value Measurements
(
“ASC 820”
), which defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the applicable measurement date, and Rule 2a-5 under the 1940 Act.
Fair value is based on observable market prices or parameters or derived from such prices or parameters when such quotations are readily available. In accordance with Rule 2a-5 under the 1940 Act, a market quotation is “readily available” only when it is a quoted price (unadjusted) in active markets for identical instruments that a fund can access at the measurement date, provided that such a quotation is not considered to be readily available if it is not reliable. The Company utilizes mid-market pricing (i.e., mid-point of average bid and ask prices) to value these investments. These market quotations are obtained from independent pricing services, if available; otherwise generally from at least two principal market makers or primary market dealers.
Where prices or inputs are not available or, in the judgment of the Board, not reliable, valuation techniques based on the facts and circumstances of the particular investment will be utilized. These valuation approaches involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity. In the absence of observable, reliable market prices, the Company values its investments using various valuation methodologies applied on a consistent basis.
An enterprise value (
“EV”
) analysis is generally performed to determine the value of equity investments, control debt investments and non-control debt investments that are credit-impaired, and to determine if debt investments are credit impaired. The Adviser will generally utilize approaches including the market approach, the income approach or both approaches, as appropriate, when calculating EV. The primary method for determining EV for non-control investments, and control investments without reliable projections, uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s earnings before interest, taxes, depreciation and amortization (
“EBITDA”
) or another key financial metric (e.g., such as revenues, cash flows or net income) (
“Performance Multiple”
). Performance Multiples are typically determined based upon a review of publicly traded comparable companies and market comparable transactions, if any. The second method for determining EV (and primary method for control investments with reliable projections) uses a discounted cash flow analysis whereby future expected cash flows and the anticipated terminal value of the portfolio company are discounted to determine a present value using estimated discount rates. The income approach is generally used when the Adviser has visibility into the long term projected cash flows of a portfolio company.
If debt investments are credit-impaired, which occurs when there is insufficient coverage under the enterprise value analysis through the respective investment’s position in the capital structure, the Adviser generally uses the enterprise value “waterfall” approach or a recovery method (if a liquidation or restructuring is deemed likely) to determine fair value. For debt investments that are not determined to be credit-impaired, the Adviser generally uses a market interest rate yield analysis to determine fair value. To determine fair value using a yield analysis, the expected cash flows are projected based on the contractual terms of the debt security and discounted back to the measurement date based on a market yield. A market yield is determined based upon an assessment of current and expected market yields for similar investments and risk profiles. The Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable. The fair value of loans with call protection is generally capped at par plus applicable prepayment premium in effect at the measurement date.
ASC 820 prioritizes the use of observable market prices derived from such prices. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities. The three levels of the fair value hierarchy are as follows:

•
Level 1: Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

•
Level 2: Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities and certain over-the-counter derivatives where the fair value is based on observable inputs.

•
Level 3: Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include debt and equity investments in privately held entities, collateralized loan obligations (
“CLOs”
) and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurs.
The Company evaluates the source of the inputs, including any markets in which its investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), the Company subjects those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period, and these differences could be material. Additionally, the fair value of the Company’s investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned. See
“Item 7. Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Critical Accounting Estimates.”

Receivables/Payables From Investments Sold/Purchased
Receivables/payables from investments sold/purchased consist of amounts receivable to or payable by the Company for transactions that have not settled at the reporting date.
Derivative Instruments
The Company recognizes all derivative instruments as assets or liabilities at fair value in its Consolidated Statements of Assets and Liabilities as Derivative assets at fair value and Derivative liabilities at fair value, respectively.
In the normal course of business, the Company has commitments and risks resulting from its investment transactions, which may include those involving derivative instruments. Derivative instruments are measured in terms of the notional contract amount and derive their value based upon one or more underlying instruments. While the notional amount gives some indication of the Company’s derivative activity, it generally is not exchanged, but is only used as the basis on which interest and other payments are exchanged. Derivative instruments are subject to various risks similar to non-derivative instruments including market, credit, liquidity, and operational risks. The Company manages these risks on an aggregate basis as part of its risk management process.
From time to time, the Company may enter into forward currency contracts which is an obligation between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Company utilizes forward currency contracts to economically hedge the currency exposure associated with certain foreign-denominated debt issued by the Company. The use of forward currency contracts does not eliminate fluctuations in the price of the underlying debt the Company has, but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the exchange rates on the contract date and reporting date and are recorded as net change in unrealized appreciation (depreciation). The fair value of the foreign currency forwards are included as Derivative assets at fair value or Derivative liabilities at fair value on the Company’s Consolidated Statements of Assets and Liabilities. Changes in the fair value of the foreign currency forwards are presented in net realized gains (losses) and net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations. Additionally, the Company uses interest rate swaps to mitigate interest rate risk associated with the Company’s fixed rate liabilities. The fair value of the interest rate swaps are included as a Derivative assets at fair value or Derivative liabilities at fair value on the Company’s Consolidated Statements of Assets and Liabilities. Changes in fair value of interest rate swaps entered into by the Company and not designated as hedging instruments are presented in net realized gains (losses) and net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
The Company designated certain interest rate swaps as the hedging instrument in a qualifying fair value hedge accounting relationship, and therefore the change in fair value of the hedging instrument and hedged item are recorded in Interest expense and recognized as components of Interest expense in the Consolidated Statements of Operations. The change in fair value of the interest rate swap is offset by a change in the carrying value of the fixed rate debt.
The Company has elected to not offset derivative assets and derivative liabilities in its Consolidated Statements of Assets and Liabilities including for the cash collateral, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Company, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.
Forward Purchase Agreement
The Company was party to a forward purchase agreement (the
“Facility Agreement”,
defined in Note 8) whereby it is obligated to purchase certain assets that were acquired by the Financing Provider, subject to certain contingencies.

Forward purchase agreements are recognized at fair value through current period gains or losses on the date on which the contract is entered into and are subsequently re-measured at fair value. All forward purchase agreements are carried as assets when fair value is positive and as liabilities when fair value is negative. A forward purchase agreement is derecognized when the obligation specified in the contract is discharged, canceled or expired.
Foreign Currency Transactions
Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the last business day of the period; and (ii) purchases and sales of investments, borrowings and repayments of such borrowings, income, and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on the transaction dates.
The Company includes net changes in fair values on investments held resulting from foreign exchange rate fluctuations in foreign currency and other transactions in the Consolidated Statements of Operations, if any.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.
Revenue Recognition
Interest Income
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortizations of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including loan origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period. For the years ended December 31, 2023, 2022, and 2021 the Company recorded $19.1 million, $3.3 million and $8.0 million, respectively, in non-recurring interest income (e.g., prepayment premiums, accelerated accretion of upfront loan origination fees and unamortized discounts).
PIK Income
The Company has loans in its portfolio that contain payment-in-kind (
“PIK”
) provisions. PIK represents interest that is accrued and recorded as interest income at the contractual rates, increases the loan principal on the respective capitalization dates, and is generally due at maturity. Such income is included in Payment-in-kind interest income in the Consolidated Statements of Operations. If at any point the Company believes PIK is not expected to be realized, the investment generating PIK will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is generally reversed through Payment-in-kind interest income. To satisfy the Company’s annual RIC distribution requirements, this non-cash source of income must be included in determining the amounts to be paid out to shareholders in the form of dividends, even though the Company has not yet collected cash.
Dividend Income
Dividend income on preferred equity securities and on the Company’s equity interests in its joint ventures are recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly-traded portfolio companies.
Fee Income
The Company may receive various fees in the ordinary course of business such as structuring, consent, waiver, amendment, syndication and other miscellaneous fees as well as fees for managerial assistance rendered by the Company to the portfolio companies. Such fees are recognized as income when earned or the services are rendered.
Non-Accrual Income
Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Additionally, any original issue discount and market discount are no longer accreted to interest income as of the date the loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
For further information regarding the non-accrual status of investments, refer to
“Note 4. Investments”
.
Organization Expenses and Offering Expenses
Costs associated with the organization of the Company are expensed as incurred. These expenses consist primarily of legal fees and other costs of organizing the Company.
Costs associated with the offering of the Company’s shares are capitalized as Deferred offering costs in the Consolidated Statements of Assets and Liabilities and amortized over a twelve-month period from incurrence. These expenses consist primarily of legal fees and other costs incurred in connection with the Company’s continuous offering.
Deferred Financing Costs and Debt Issuance Costs
Deferred financing and debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These expenses are deferred and amortized into interest expense over the life of the related debt instrument. Deferred financing costs related to revolving credit facilities are presented separately as an asset on the Company’s Consolidated Statements of Assets and Liabilities. Debt issuance costs related to any issuance of installment debt or notes are presented net against the outstanding debt balance of the related security.
Income Taxes
The Company has elected to be treated as a BDC under the 1940 Act. The Company also has elected to be treated as a RIC under the Code. So long as the Company maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its shareholders as dividends. Rather, any tax liability related to income earned and distributed by the Company would represent obligations of the Company’s investors and would not be reflected in the consolidated financial statements of the Company.

The Company evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. Conclusions regarding tax positions are subject to review and may be adjusted at a later date based on factors including, but not limited to, on-going analyses of tax laws, regulations and interpretations thereof.
To qualify for and maintain qualification as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. In addition, to qualify for taxation as a RIC, the Company must distribute to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” for that year (without regard to the deduction for dividends paid), which is generally its ordinary income plus the excess, if any, of its realized net short-term capital gains over its realized net long-term capital losses and (ii) its net tax-exempt income.
In addition, based on the excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on certain undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (iii) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.
For the years ended December 31, 2023 and 2022, the Company incurred $32.8 million and $1.0 million, respectively, of U.S. federal excise tax.
Allocation of Income, Expenses, Gains and Losses
Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Distributions
Distributions to shareholders are recorded on the record date. All distributions will be paid at the discretion of the Board and will depend on the Company’s earnings, financial condition, maintenance of the Company’s tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as the Board may deem relevant from time to time. Although the gross distribution per share is generally equivalent for each share class, the net distribution for each share class is reduced for any class specific expenses, including distribution and shareholder servicing fees, if any.
Recent Accounting Pronouncements
In March 2020, the FASB issued ASU No. 2020-04,
“Reference Rate Reform (Topic 848)”
, which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference London Interbank Offered Rate (
“LIBOR”
) or another reference rate expected to be discontinued because of reference rate reform. In January 2021, the FASB issued ASU No. 2021-01, Reference Rate Reform (Topic 848), which expanded the scope of Topic 848 to include derivative instruments impacted by discounting transition. ASU 2020-04 and ASU 2021-01 are effective for all entities through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. In December 2022, the FASB issued ASU No. 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848, which deferred the sunset day of this guidance to December 31, 2024. There has been no material impact of these standards on the Company’s financial position, results of operations or cash flows.
Note 3. Fees, Expenses, Agreements and Related Party Transactions
Investment Advisory Agreement
On October 5, 2020, the Company entered into an investment advisory agreement with the Adviser (the
“Investment Advisory Agreement”
), pursuant to which the Adviser manages the Company on a day-to-day basis. The Adviser is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring the Company’s investments and monitoring its investments and portfolio companies on an ongoing basis.
On August 2, 2022, the Company and the Adviser entered into an amended and restated investment advisory agreement (the
“Amended and Restated Investment Advisory Agreement”
), which was approved by the Board, including a majority of the Independent Trustees. The Amended and Restated Investment Advisory Agreement altered the Investment Advisory Agreement by removing certain “sunset” provisions that previously stated that certain requirements of the North American Securities Administrators Association (
“NASAA”
) Omnibus Guidelines would no longer apply if the Company’s shares become “covered securities” within the meaning of Section 18 of the Securities Act of 1933, as amended, and amending certain undertakings provisions, including to clarify compliance with NASAA Omnibus Guidelines. No other changes were made to the Investment Advisory Agreement.
The Investment Advisory Agreement was effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Investment Advisory Agreement, without payment of any penalty, upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment within the meaning of the 1940 Act and related SEC guidance and interpretations. The Investment Advisory Agreement was most recently renewed and approved by the Board, including majority of the Independent Trustees, on May 2, 2023 for a one-year period ending on May 31, 2024.
The Company pays the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee will ultimately be borne by the shareholders. Substantial additional fees and expenses may also be charged by the Administrator to the Company, which is an affiliate of the Adviser.
Base Management Fees
The management fee is payable monthly and is settled and paid quarterly in arrears at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. The management fee calculation will be prorated for any partial months, including the first calendar month in which the Company commenced operations.
For the years ended December 31, 2023, 2022 and 2021 base management fees were $316.2 million, $259.9 million and $74.6 million respectively, of which $0.0 million, $0.0 million and $18.2 million, respectively, were waived. As of December 31, 2023 and December 31, 2022, $87.3 million and $73.4 million, respectively, was payable to the Adviser relating to management fees.

Incentive Fees
The incentive fees consist of two components that are determined independently of each other, with the result that one component may be payable even if the other is not. One component is based on income and the other component is based on capital gains, each as described below.
(i) Income based incentive fees
The first part of the Company’s incentive fee is based on Pre-Incentive Fee Net Investment Income Returns.
 “Pre-Incentive Fee Net Investment Income Returns”
means, as the context requires, either the dollar value of, or percentage rate of return on the value of net assets at the end of the immediate preceding quarter from, interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus operating expenses accrued for the quarter (including the management fee, expenses payable under an administration agreement entered into between the Company and the Administrator (
“Administration Agreement”
), and any interest expense or fees on any credit facilities or outstanding debt and dividends paid on any issued and outstanding preferred shares, but excluding the incentive fee and any shareholder servicing and/or distribution fees). Pre-Incentive Fee Net Investment Income Returns include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that has not yet been received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Shareholders may be charged a fee on an income amount that is higher than the income they may ultimately receive.
Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Company’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized).
The Company pays its Adviser an income based incentive fee quarterly in arrears with respect to the Company’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•
No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.0% annualized);

•
100% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Company refers to this portion of the Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” This “catch-up” is meant to provide the Adviser with approximately 12.5% of Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•	12.5% of the dollar amount of Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized).
These calculations are prorated for any period of less than three months, including the first quarter the Company commenced operations, and are adjusted for any share issuances or repurchases during the relevant quarter.
(ii) Capital gains incentive fees
The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year in an amount equal to 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.
For the years ended December 31, 2023, 2022 and 2021, the Company accrued income based incentive fees of $446.9 million, $288.9 million and $71.5 million, respectively, of which $0.0 million, $0.0 million and $14.9 million, respectively, were waived. As of December 31, 2023 and December 31, 2022, there was $122.9 million and $94.1 million, respectively, payable to the Adviser for income based incentive fees.
For the years ended December 31, 2023 and 2021 the Company accrued capital gains incentive fees of $0.0 million, and $15.1 million, respectively. For the year ended December 31, 2022 the Company reversed previously accrued capital gains incentive fee of $(15.1) million.
Administration Agreement
On October 5, 2020, the Company entered into the Administration Agreement with the Administrator. Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to shareholders and reports filed with the SEC and other regulators, preparing materials and coordinating meetings of the Company’s Board, managing the payment of expenses, the payment of receipt of funds for investments and the performance of administrative and professional services rendered by others and providing office space, equipment and office services. The Company will reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations under the Administration Agreement. Such reimbursement will include the Company’s allocable portion of compensation, overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement, including but not limited to: (i) the Company’s chief compliance officer, chief financial officer and their respective staffs; (ii) investor relations, legal, operations and other non-investment professionals (including information technology professionals) at the Administrator that perform duties for the Company; and (iii) any internal audit group personnel of Blackstone or any of its affiliates, subject to the limitations described in Investment Advisory and Administration Agreements. In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company will reimburse the Administrator for any services performed for the Company by such affiliate or third party. The Administrator hired a sub-administrator to assist in the provision of administrative services. The sub-administrator will receive compensation for its sub-administrative services under a sub-administration agreement.
Unless earlier terminated as described below, the Administration Agreement was effective for an initial two-year term and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of the Company’s outstanding voting securities and, in each case, a majority of the independent trustees. The Company may terminate the Administration Agreement, without payment of any penalty, upon 60 days’ written notice. The Administration Agreement was most recently renewed and approved by the Board, including a majority of the Independent Trustees, on May 2, 2023 for a one-year period.
For the years ended December 31, 2023, 2022 and 2021, the Company incurred $6.7 million, $5.8 million and $2.1 million, respectively, in expenses under the Administration Agreement, which were recorded in Administrative service expenses in the Company’s Consolidated Statements of Operations. As of December 31, 2023 and December 31, 2022, $2.3 million and $1.9 million, respectively, was unpaid and included in Due to affiliates in the Consolidated Statements of Assets and Liabilities, respectively.

Sub-Administration Agreement
On October 5, 2020, the Administrator entered into a sub-administration agreement (the
“Sub-Administration Agreement”
) with State Street Bank and Trust Company. The sub-administrator will receive compensation for its sub-administrative services under the Sub-Administration Agreement.
Intermediary Manager Agreement
On October 5, 2020, the Company entered into an intermediary manager agreement (the
“Intermediary Manager Agreement”
) with Blackstone Securities Partners L.P. (the
“Intermediary Manager”
), an affiliate of the Adviser. Pursuant to the Intermediary Manager Agreement, no upfront transaction fee will be paid with respect to Class S shares, Class D shares or Class I shares, however, if shareholders purchase Class S shares or Class D shares through certain financial intermediaries, they may directly charge shareholders transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine, provided that selling agents limit such charges to a 1.5% cap on NAV for Class D shares and 3.5% cap on NAV for Class S shares. Under the terms of the Intermediary Manager Agreement, the Intermediary Manager will serve as the intermediary manager for the Company’s public offering of its Common Shares. The Intermediary Manager will be entitled to receive shareholder servicing and/or distribution fees monthly in arrears at an annual rate of 0.85% and 0.25% of the value of the Company’s net assets attributable to Class S and Class D shares, respectively, as of the beginning of the first calendar day of the month. No shareholder servicing and/or distribution fees will be paid with respect to Class I. The shareholder servicing and/or distribution fees will be payable to the Intermediary Manager, but the Intermediary Manager anticipates that all or a portion of the shareholder servicing fees and/or distribution fees will be retained by, or reallowed (paid) to, participating brokers.
The Company will cease paying the shareholder servicing and/or distribution fees on the Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) a merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets or (iii) the date following the completion of the primary portion of the offering on which, in the aggregate, underwriting compensation from all sources in connection with the offering, including the shareholder servicing and/or distribution fees and other underwriting compensation, is equal to 10% of the gross proceeds from the primary offering. In addition, consistent with the exemptive relief allowing the Company to offer multiple classes of shares, at the end of the month in which the Intermediary Manager in conjunction with the transfer agent determines that total transaction or other fees, including upfront placement fees or brokerage commissions, and shareholder servicing and/or distribution fees paid with respect to the shares held in a shareholder’s account would exceed, in the aggregate, 10% of the gross proceeds from the sale of such shares (or a lower limit as determined by the Intermediary Manager or the applicable selling agent), the Company will cease paying the shareholder servicing and/or distribution fee on the Class S shares and Class D shares in such shareholder’s account. Compensation paid with respect to the shares in a shareholder’s account will be allocated among each share such that the compensation paid with respect to each individual share will not exceed 10% of the offering price of such share. The Company may modify this requirement in a manner that is consistent with applicable exemptive relief. At the end of such month, the Class S shares or Class D shares in such shareholder’s account will convert into a number of Class I shares (including any fractional shares), with an equivalent aggregate NAV as such Class S or Class D shares.
The Intermediary Manager is a broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (
“FINRA”
).
The Intermediary Manager Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the Company’s trustees who are not “interested persons,” as defined in the 1940 Act, of the Company and who have no direct or indirect financial interest in the operation of the Company’s distribution plan or the Intermediary Manager Agreement or by vote a majority of the outstanding voting securities of the

Company, on not more than 60 days’ written notice to the Intermediary Manager or the Adviser. The Intermediary Manager Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act.
Distribution and Servicing Plan
On October 5, 2020, the Board approved a distribution and servicing plan (the
“Distribution and Servicing Plan”
). The following table shows the shareholder servicing and/or distribution fees the Company pays the Intermediary Manager with respect to Class S, Class D and Class I on an annualized basis as a percentage of the Company’s NAV for such class.

Shareholder Servicing and/or Distribution Fee as a % of NAV
Class I shares	—%
Class S shares	0.85%
Class D shares	0.25%
The shareholder servicing and/or distribution fees is paid monthly in arrears, calculated using the NAV of the applicable class as of the beginning of the first calendar day of the month and subject to FINRA and other limitations on underwriting compensation.
The Intermediary Manager will reallow (pay) all or a portion of the shareholder servicing and/or distribution fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive shareholder servicing and/or distribution fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the shareholder servicing and/or distribution fees with respect to Class S shares and Class D shares are calculated based on the aggregate NAV for all of the outstanding shares of each such class, it reduces the NAV with respect to all shares of each such class, including shares issued under the Company’s distribution reinvestment plan.
Eligibility to receive the shareholder servicing and/or distribution fee is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D shares: assistance with recordkeeping, answering investor inquiries regarding the Company, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the shareholder servicing and/or distribution fee due to failure to provide these services, the Intermediary Manager will waive the shareholder servicing fee and/or distribution that broker would have otherwise been eligible to receive. The shareholder servicing and/or distribution fees are ongoing fees that are not paid at the time of purchase.
For the year ended December 31, 2023, the Company accrued distribution and shareholder servicing fees of $68.9 million and $1.1 million which were attributable to Class S and Class D shares, respectively.
For the year ended December 31, 2022, the Company accrued distribution and shareholder servicing fees of $50.4 million and $2.3 million which were attributable to Class S and Class D shares, respectively.
For the year ended December 31, 2021, the Company accrued distribution and shareholder servicing fees of $11.8 million and $0.3 million which were attributable to Class S and Class D shares, respectively.
Expense Support and Conditional Reimbursement Agreement
On October 5, 2020, the Company entered into an expense support and conditional reimbursement agreement (the
“Expense Support Agreement”
) with the Adviser. The Adviser may elect to pay certain

Company expenses on the Company’s behalf (each, an
“Expense Payment”
), provided that no portion of the payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Company. Any Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates.
Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as
“Excess Operating Funds”
), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company to the Adviser are referred to herein as a
“Reimbursement Payment.” “Available Operating Funds”
 means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).
The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month.
For the years ended December 31, 2023 and 2022, the Adviser made no Expense Payments and there were no Reimbursement Payments made to the Adviser.
For the period from the Company’s commencement of operations to December 31, 2021, the Adviser made Expense Payments and there were Reimbursement Payments made to the Adviser as follows:

For the Month Ended	Expense Payments by Adviser	Reimbursement Payments to Adviser	Unreimbursed Expense Payments
January 31, 2021	$1,608	$(1,608)	$—
February 28, 2021	591	(591)	—

Total	$2,199	$(2,199)	$—

Controlled/Affiliated Portfolio Companies
Under the 1940 Act, the Company is required to separately identify non-controlled investments where it owns 5% or more of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “affiliated” companies. In addition, under the 1940 Act, the Company is required to separately identify investments where it owns more than 25% of a portfolio company’s outstanding voting securities and/or has the power to exercise control over the management or policies of such portfolio company as investments in “controlled” companies. Under the 1940 Act, “non-affiliated investments” are defined as investments that are neither controlled investments nor affiliated investments. Detailed information with respect to the Company’s non-controlled, non-affiliated; non-controlled, affiliated; and controlled affiliated investments is contained in the accompanying consolidated financial statements, including the Consolidated Schedule of Investments.
On October 11, 2021, a wholly-owned subsidiary of the Company and a third-party investor entered into a limited liability company agreement with SLC. SLC is a specialty finance company focused on investing in consumer credit and is led by a management team with deep expertise in the consumer finance industry. The investment in SLC allows the Company to gain exposure to a different asset class than its core investing focus of senior secured lending to U.S. private companies. As of December 31, 2023 and December 31, 2022, the wholly-owned subsidiary of the Company had committed $315.0 million and $315.0 million, respectively. As of December 31, 2023 and December 31, 2022, $64.0 million and $143.1 million of capital remained uncalled from the Company, respectively. The Company does not consolidate its equity interest in SLC.
In addition, the Company has made investments in joint ventures that have been considered controlled/affiliated companies, including Emerald JV and Verdelite JV. For further description of the Emerald JV and Verdelite JV, see “
Note 11. Joint Ventures.
”
Note 4. Investments
The composition of the Company’s investment portfolio at cost and fair value was as follows:

	December 31, 2023			December 31, 2022
	Cost	Fair value	% of Total Investments at Fair Value	Cost	Fair Value	% of Total Investments at Fair Value
First lien debt	$45,837,261	$45,534,013	89.7%	$44,461,300	$43,710,812	89.4%
Second lien debt	1,826,541	1,736,088	3.4	2,074,849	1,872,806	3.8
Unsecured debt	18,182	18,171	0.0	17,583	13,948	0.0
Structured finance investments	443,228	436,863	0.9	409,633	365,269	0.8
Investments in joint ventures	2,120,206	2,161,525	4.3	2,232,706	2,188,394	4.5
Equity investments (1)	776,305	857,251	1.7	739,225	757,379	1.5

Total	$51,021,723	$50,743,911	100.0%	$49,935,296	$48,908,608	100.0%

(1)	Includes equity investment in SLC.
The industry composition of investments at fair value was as follows:

	December 31, 2023	December 31, 2022
Aerospace & Defense	1.4%	1.2%
Air Freight & Logistics	2.6	2.8
Airlines	0.1	0.1
Auto Components	0.1	0.1
Beverages	0.1	0.1
Biotechnology (3)	0.0	—
Building Products	2.1	2.4
Capital Markets	0.5	0.2
Chemicals	0.2	0.4
Commercial Services & Supplies	4.0	3.7
Construction Materials	0.1	0.1
Construction & Engineering	0.7	0.7
Containers & Packaging	0.3	0.5
Distributors	1.1	0.7
Diversified Consumer Services	2.7	3.0
Diversified Financial Services (1)	2.4	2.2

	December 31, 2023	December 31, 2022
Diversified Telecommunication Services	0.5%	0.5%
Electrical Equipment	0.5	0.9
Electronic Equipment, Instruments & Components	1.1	1.3
Electric Utilities	0.2	0.1
Energy Equipment & Services	0.1	0.1
Entertainment (2)(3)	0.0	0.0
Food Products (2)(3)	0.0	0.0
Ground Transportation (3)	0.0	—
Health Care Equipment & Supplies	1.6	1.5
Health Care Providers & Services	11.3	11.7
Health Care Technology	4.1	3.2
Hotels, Restaurants & Leisure	0.3	0.5
Household Durables	0.1	0.2
Industrial Conglomerates	0.9	0.9
Insurance	4.7	4.7
Interactive Media & Services (3)	0.0	0.2
Internet & Direct Marketing Retail	2.0	2.2
Investments in Joint Ventures	4.3	4.5
IT Services	4.4	4.5
Leisure Products (3)	0.0	0.2
Life Sciences Tools & Services	0.5	0.4
Machinery (3)	0.0	0.1
Marine	0.5	0.5
Media	0.5	0.6
Metals & Mining (3)	0.0	0.1
Oil, Gas & Consumable Fuels	0.1	0.2
Paper & Forest Products	0.1	0.1
Pharmaceuticals	0.9	0.7
Professional Services	11.7	12.5
Real Estate Management & Development	0.3	0.2
Road & Rail (2)	—	0.0
Software	27.3	25.6
Specialty Retail	0.2	0.3
Technology Hardware, Storage & Peripherals	0.1	0.1
Textiles, Apparel & Luxury Goods	—	0.1
Trading Companies & Distributors	0.5	0.6
Transportation Infrastructure	2.7	2.4
Wireless Telecommunication Services	0.1	0.1

Total	100.0%	100.0%

(1)	Includes equity investment in SLC.
(2)	Amount rounds to less than 0.1% as of December 31, 2022.
(3)	Amount rounds to less than 0.1% as of December 31, 2023.

The geographic composition of investments at cost and fair value was as follows:

	December 31, 2023
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$45,398,837	$45,129,324	88.9%	158.2%
Europe	4,489,832	4,500,069	8.9	15.8
Canada	669,615	657,164	1.3	2.3
Bermuda/Cayman Islands	440,117	433,445	0.9	1.5
Australia/New Zealand	23,322	23,909	0.0	0.1

Total	$51,021,723	$50,743,911	100.0%	177.9%

	December 31, 2022
	Cost	Fair Value	% of Total Investments at Fair Value	Fair Value as % of Net Assets
United States	$45,326,287	$44,468,163	90.9%	196.0%
Europe	3,385,990	3,308,990	6.8	14.6
Canada	795,999	748,234	1.5	3.3
Bermuda/Cayman Islands	403,356	359,125	0.8	1.6
Australia/New Zealand	23,664	24,096	0.0	0.1

Total	$49,935,296	$48,908,608	100.0%	215.6%

As of December 31, 2023 and 2022, two borrowers (across three loans) and one borrower in the portfolio were on non-accrual status, respectively.
As of December 31, 2023 and December 31, 2022, on a fair value basis, 99.9% and 99.8%, respectively, of performing debt investments bore interest at a floating rate and 0.1% and 0.2%, respectively, of performing debt investments bore interest at a fixed rate.
Note 5. Fair Value Measurements
The following tables present the fair value hierarchy of financial instruments:

	December 31, 2023
	Level 1	Level 2	Level 3	Total
First lien debt	$—	$4,197,276	$41,336,737	$45,534,013
Second lien debt	—	809,223	926,865	1,736,088
Unsecured debt	—	—	18,171	18,171
Structured finance obligations	—	70,964	365,899	436,863
Equity investments (1)	—	—	857,251	857,251

Total investments	$—	$5,077,463	$43,504,923	$48,582,386

Investments Measured at NAV (2)	—	—	—	2,161,525

Total	$—	$5,077,463	$43,504,923	$50,743,911

	December 31, 2022
	Level 1	Level 2	Level 3	Total
First lien debt	$—	$6,167,268	$37,543,544	$43,710,812
Second lien debt	—	720,083	1,152,723	1,872,806
Unsecured debt	—	13,948	—	13,948
Structured finance obligations	—	71,934	293,335	365,269
Equity investments (1)	—	—	757,379	757,379

Total investments	$—	$6,973,233	$39,746,981	$46,720,214

Investments Measured at NAV (2)	—	—	—	2,188,394

Total	$—	$6,973,233	$39,746,981	$48,908,608

(1)	Includes equity investment in SLC.
(2)
Includes investments in the Emerald JV and Verdelite JV (refer to Note 11). Certain investments that are measured at fair value using the NAV practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following tables present changes in the fair value of financial instruments for which Level 3 inputs were used to determine the fair value:

	Year Ended December 31, 2023
	First Lien Debt	Second Lien Debt	Unsecured Debt	Structured Finance Investments	Equity	Total Investments
Fair value, beginning of period	$37,543,544	$1,152,723	$—	$293,335	$757,379	$39,746,981
Purchases of investments	6,804,817	58,588	18,171	63,265	90,176	7,035,017
Proceeds from principal repayments and sales of investments	(3,138,778)	(35,675)	—	(20,978)	(71,925)	(3,267,356)
Accretion of discount/(amortization of premium)	153,553	2,761	10	216	—	156,540
Net realized gain (loss)	(79,934)	59	—	(491)	18,829	(61,537)
Net change in unrealized appreciation (depreciation)	49,778	20,866	(10)	30,552	62,792	163,978
Transfers into Level 3 (1)	211,271	—	—	—	—	211,271
Transfers out of Level 3 (1)	(207,514)	(272,457)	—	—	—	(479,971)

Fair value, end of period	$41,336,737	$926,865	$18,171	$365,899	$857,251	$43,504,923

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2023	$3,815	$17,206	$(10)	$29,930	$68,053	$118,994

(1)	For the year ended December 31, 2023, transfers into or out of Level 3 were primarily due to decreased or increased price transparency.

	Year Ended December 31, 2022
	First Lien Debt	Second Lien Debt	Structured Finance Investments	Equity	Total Investments	Derivatives (2)
Fair value, beginning of period	$23,046,509	$800,133	$205,592	$545,918	$24,598,152	$1,505
Purchases of investments	18,746,208	572,675	122,160	250,927	19,691,969	—
Proceeds from principal repayments and sales of investments	(4,230,775)	(204,857)	—	(40,770)	(4,476,401)	—
Accretion of discount/(amortization of premium)	126,409	2,924	167	—	129,500	—
Net realized gain (loss)	(64,518)	(5,555)	—	144	(69,929)	—
Net change in unrealized appreciation (depreciation)	(340,383)	(74,466)	(34,584)	1,160	(448,273)	—
Transfers into Level 3 (1)	322,960	94,843	—	—	417,803	—
Transfers out of Level 3 (1)	(62,866)	(32,974)	—	—	(95,840)	(1,505)

Fair value, end of period	$37,543,544	$1,152,723	$293,335	$757,379	$39,746,981	$—

Net change in unrealized appreciation (depreciation) included in earnings related to financial instruments still held as of December 31, 2022	$(337,846)	$(72,999)	$(34,584)	$1,160	$(444,270)	$—

(1)	For the year ended December 31, 2022, transfers into or out of Level 3 were primarily due to decreased or increased price transparency.
(2)	Includes the gain (loss) on the Company’s forward purchase obligation as well as any unrealized appreciation (depreciation) on foreign currency forward contracts.

The following tables present quantitative information about the significant unobservable inputs of the Company’s Level 3 financial instruments. The table is not intended to be all-inclusive but instead captures the significant unobservable inputs relevant to the Company’s determination of fair value.

	December 31, 2023
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in first lien debt	$40,753,427	Yield Analysis	Discount rate	5.77%	30.89%	10.05%
	493,636	Market quotations	Broker quoted price	86.83	100.38	98.02
	89,674	Asset Recoverability	Market Multiple	4.75x	10.50x	9.26x

	41,336,737
Investments in second lien debt	910,170	Yield Analysis	Discount Rate	10.07%	15.31%	11.56%
	16,695	Market quotations	Broker quoted price	92.75	92.75	92.75

	926,865
Investments in unsecured debt	18,171	Yield Analysis	Discount Rate	14.90%	14.90%	14.90%
Investments in structured finance	365,899	Market quotations	Broker quoted price	86.18	100.97	97.97
Investments in equity	227,117	Market approach	Performance multiple	6.40x	30.00x	21.27x
	60,558	Option Pricing Model	Volatility	32.00%	55.00%	43.75%
	302,733	Yield Analysis	Discount Rate	9.93%	17.92%	13.18%
	265,631	Asset Recoverability	N/A	100.00%	100.00%	100.00%
	1,212	Market quotations	Broker quoted price	25.00	25.00	25.00

	857,251

Total	$43,504,923

(1)	Weighted averages are calculated based on fair value of investments.

	December 31, 2022
				Range
	Fair Value	Valuation Technique	Unobservable Input	Low	High	Weighted Average (1)
Investments in first lien debt	$36,766,038	Yield analysis	Discount rate	6.83%	19.84%	9.93%
	759,391	Market quotations	Broker quoted price	71.00	105.60	91.85
	18,115	Market approach	Performance multiple	7.00x	7.00x	7.00x

	37,543,544
Investments in second lien debt	906,837	Yield analysis	Discount rate	10.42%	15.33%	11.85%
	245,886	Market quotations	Broker quoted price	61.50	100.50	87.36

	1,152,723
Investments in structured finance	293,335	Market quotations	Broker quoted price	81.96	92.96	88.84
Investments in equity	261,893	Market approach	Performance multiple	5.50x	29.00x	17.21x
	48,957	Option pricing model	Expected volatility	30.00%	50.00%	44.43%
	274,199	Yield analysis	Discount rate	11.31%	14.95%	12.76%
	172,330	Asset Recoverability	N/A	100.00%	100.00%	100.00%

	757,379

Total	$39,746,981

(1)	Weighted averages are calculated based on fair value of investments.
The significant unobservable input used in the yield analysis is the discount rate based on comparable market yields. The significant unobservable input used for market quotations are broker quoted prices provided by independent pricing services. The significant unobservable input used under the market approach is the Performance Multiple. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in quoted prices or Performance Multiples would result in a significantly lower fair value measurement.

Financial Instruments Not Carried at Fair Value
Debt
The following table presents fair value measurements of the Company’s debt obligations as of December 31, 2023 and December 31, 2022 had they been accounted for at fair value:

	December 31, 2023 Fair Value	December 31, 2022 Fair Value

Bard Peak Funding Facility	$242,243	$1,235,414
Castle Peak Funding Facility	1,121,681	1,146,600
Maroon Peak Funding Facility	—	300,000
Summit Peak Funding Facility	286,046	1,691,844
Denali Peak Funding Facility	562,800	749,800
Bushnell Peak Funding Facility	465,300	400,000
Granite Peak Funding Facility	563,600	647,600
Middle Peak Funding Facility	600,950	596,950
Bison Peak Funding Facility	703,200	1,182,000
Blanca Peak Funding Facility	1,375,090	1,081,000
Windom Peak Funding Facility	967,477	1,741,465
Monarch Peak Funding Facility	1,400,400	873,400
Borah Peak Funding Facility	130,000	223,000
2022-1 BSL WH	—	148,000
Naomi Peak Funding Facility	385,000	400,000
Meridian Peak Funding Facility	246,000	170,000
Haydon Peak Funding Facility	49,000	49,000
Bear Peak Funding Facility	360,531	166,031
Revolving Credit Facility	1,131,025	1,470,758
June 2024 Notes	427,693	406,886
June 2026 Notes	379,251	352,646
May 2027 Notes	618,319	586,924
October 2027 Notes	368,331	353,434
September 2024 Notes	354,580	336,654
December 2026 Notes	1,137,187	1,053,132
November 2026 Eurobonds	501,901	449,149
November 2024 Notes	485,177	459,089
March 2027 Notes	921,525	856,640
January 2025 Notes	483,120	462,125
January 2029 Notes	597,773	550,113
March 2025 Notes	885,149	866,280
April 2026 UK Bonds	306,018	272,657
September 2025 Notes	814,554	795,092
November 2028 Notes	520,940	—
2021-1 BSL Notes	663,000	663,000
2021-2 Notes	505,800	505,800
MML 2021-1 Debt	690,000	690,000
MML 2022-1 Debt	756,862	759,000
2022-1 BSL Debt	420,000	420,000
MML 2022-2 Debt	300,273	300,018
2023-1 Notes	304,970	—
Short-Term Borrowings	28,546	619,377

Total	$23,061,312	$26,030,878

The following table presents the categorization of the Company’s debt obligations as of December 31, 2023 and December 31, 2022 had they been accounted for at fair value:

	December 31, 2023	December 31, 2022
Level 1	$—	$—
Level 2	—	—
Level 3	23,061,312	26,030,878

Total debt	$23,061,312	$26,030,878

Other Assets and Liabilities
As of December 31, 2023 and December 31, 2022, the carrying amounts of the Company’s assets and liabilities, other than investments at fair value and debt obligations listed above, approximate fair value due to their short maturities. These financial instruments would be categorized as Level 3 within the fair value hierarchy.
Note 6. Derivatives
The Company enters into derivative financial instruments in the normal course of business to achieve certain risk management objectives, including managing its interest rate and foreign currency risk exposures.
The net fair value of foreign currency and interest rate derivative contracts are included within Derivative assets at fair value and Derivative liabilities at fair value, respectively, in the Consolidated Statements of Assets and Liabilities. The tables below present the aggregate notional amount and fair value of the Company’s derivative financial instruments for the years ended December 31, 2023 and December 31, 2022.

	December 31, 2023
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Interest rate swaps	$—	$14,145	$—	$14,145	$850,000

Total Derivative assets at fair value	$—	$14,145	$—	$14,145	$850,000

Cash collateral received				$—

Derivative Liabilities
Foreign currency forward contract	$—	$(13,259)	$—	$(13,259)	$411,499
Interest rate swaps	—	(152,282)	—	(152,282)	5,693,663

Total Derivative liabilities at fair value	$—	$(165,541)	$—	$(165,541)	$6,105,162

Cash collateral posted				$266,573

	December 31, 2022
	Level 1	Level 2	Level 3	Total Fair Value	Notional
Derivative Assets
Foreign currency forward contract	$—	$3,952	$—	$3,952	$157,384

Total Derivative assets at fair value	$—	$3,952	$—	$3,952	$157,384

Cash collateral received				$—
Derivative Liabilities
Foreign currency forward contract	$—	$(2,040)	$—	$(2,040)	$162,174
Interest rate swaps	—	(248,311)	—	(248,311)	5,975,000

Total Derivative liabilities at fair value	$—	$(250,351)	$—	$(250,351)	$6,137,174

Cash collateral posted				$355,742

In the tables above:

•	The fair value of derivative assets and derivative liabilities is presented on a gross basis.

•	The notional amount represents the absolute value amount of all outstanding derivative contracts.

•	All foreign currency derivatives are not designated in hedge relationships.

•	All interest rate swaps are designated in fair value hedge relationships.

•
The Company has not applied counterparty netting or collateral netting; as such, the amounts of cash collateral received and posted are not offset against the derivative assets and derivative liabilities in the Consolidated Statements of Assets and Liabilities.

The table below presents the impact to the Consolidated Statements of Operations from derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship for the years ended December 31, 2023 and December 31, 2022, respectively. The net unrealized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Net change in unrealized appreciation (depreciation) on derivative instruments in the Consolidated Statements of Operations. The net realized gains and losses on the derivative assets and derivative liabilities not designated in a qualifying hedge accounting relationship are included within Foreign currency and other transactions in the Consolidated Statements of Operations.

	For the Year Ended December 31,
	2023	2022
Unrealized appreciation (depreciation)
Foreign currency forward contract	$(13,259)	$(4,301)

Net change in unrealized appreciation (depreciation)	$(13,259)	$(4,301)

Realized gain (loss)
Foreign currency forward contract	$3,063	$(43,104)

Net realized gain (loss)	$3,063	$(43,104)

Hedging
The Company designated certain interest rate swaps as the hedging instrument in a qualifying fair value hedge accounting relationship.
The table below presents the impact to the Consolidated Statements of Operations from derivative assets and liabilities designated in a qualifying hedge accounting relationship for the years ended December 31, 2023 and December 31, 2022.
For derivative instruments designated in qualifying hedge relationships, the change in fair value of the hedging instrument and hedged item are recorded in Interest expense and recognized as components of Interest expense in the Consolidated Statements of Operations.

	For the Year Ended December 31,
	2023	2022
Interest rate swaps	$110,174	$(248,311)
Hedged items	$(109,958)	$246,290

The table below presents the carrying value of unsecured borrowings as of December 31, 2023 that are designated in a qualifying hedging relationship and the related cumulative hedging adjustment (increase/(decrease)) from current and prior hedging relationships included in such carrying values:

	For the Year Ended December 31,
	2023		2022
Description	Carrying Value	Cumulative Hedging Adjustments	Carrying Value	Cumulative Hedging Adjustments
Unsecured notes	$6,356,700	$(136,332)	$5,724,753	$(246,290)
Note 7. Borrowings
In accordance with the 1940 Act, with certain limitations, the Company is allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 150% after such borrowing. As of December 31, 2023 and December 31, 2022, the Company’s asset coverage was 221.9% and 184.5%, respectively.
SPV Financing Facilities
The following wholly-owned subsidiaries of the Company have entered into secured financing facilities as of December 31, 2023, as described below: Bard Peak Funding, Castle Peak Funding, Summit Peak Funding, Denali Peak Funding, Bushnell Peak Funding, Granite Peak Funding, Middle Peak Funding, Bison Peak Funding, Blanca Peak Funding, Windom Peak Funding, Monarch Peak Funding, Borah Peak Funding, Naomi Peak Funding, Meridian Peak Funding, Haydon Peak Funding and Bear Peak Funding, which are collectively referred to as the
“SPVs,”
and such secured financing facilities described below are collectively referred to as the
“SPV Financing Facilities.”
The obligations of each SPV to the lenders under the applicable SPV Financing Facility are secured by a first priority security interest in all of the applicable SPV’s portfolio investments and cash. The obligations of each SPV under the applicable SPV Financing Facility are non-recourse to the Company, and the Company’s exposure to the credit facility is limited to the value of its investment in the applicable SPV.
In connection with the SPV Financing Facilities, the applicable SPV has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. Each SPV Financing Facility contains customary events of default for similar financing transactions, including if a change of control of the applicable SPV occurs. Upon the occurrence and during the continuation of an event of default, the lenders under the applicable SPV Financing Facility may declare the outstanding advances and all other obligations under the applicable SPV Financing Facility immediately due and payable. The occurrence of an event of default triggers a requirement that the applicable SPV obtain the consent of the lenders under the applicable SPV Financing Facility prior to entering into any sale or disposition with respect to portfolio investments.
As of December 31, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the SPV Financing Facilities.
Bard Peak Funding Facility
On March 15, 2021, Bard Peak Funding entered into a senior secured revolving credit facility (the
“Bard Peak Funding Facility”
) with BNP Paribas (
“BNPP”
). BNPP serves as administrative agent, Wells Fargo Bank, National Association (
“Wells Fargo”
), serves as collateral agent, and the Company serves as servicer under the Bard Peak Funding Facility.
Advances under the Bard Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which in the case of dollar advances until June 30, 2023, was three-month LIBOR and from June 30, 2023, is three month term SOFR plus a 0.26% spread adjustment), plus an applicable margin of 1.55% to 2.15% per annum depending on the nature of the advances being requested under the credit facility, subject to a floor of 1.85%. After March 15, 2024, the applicable margin on all outstanding advances will be 3.05% per annum. Bard Peak Funding pays a commitment fee of 0.90% per annum if the unused facility amount is greater than 50% or 0.35% per annum if the unused facility amount is less than or equal to 50% and greater than 25%, based on the average daily unused amount of the financing commitments until March 15, 2024, in addition to certain other fees as agreed between Bard Peak Funding and BNPP.
Proceeds from borrowings under the credit facility may be used to fund portfolio investments by Bard Peak Funding and to make advances under delayed draw term loans and revolving loans where Bard Peak Funding is a lender.
The period during which Bard Peak Funding may make borrowings under the Bard Peak Funding Facility expires on March 15, 2024, and the Bard Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by March 15, 2026.
Castle Peak Funding Facility
On January 8, 2021, Castle Peak Funding entered into a senior secured revolving credit facility (the
“Castle Peak Funding Facility”
) with Citibank, N.A. (
“Citi”
). Citi serves as administrative agent, Wilmington Trust, National Association (
“Wilmington Trust”
), serves as collateral agent, custodian and collateral administrator and the Company serves as collateral manager under the Castle Peak Funding Facility.
As of December 31, 2023, advances under the Castle Peak Funding Facility bore interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the three-month term SOFR rate for dollar advances) plus an applicable margin of 1.70% to 2.20% per annum depending on the nature of the advances being requested. Effective on January 4, 2024, advances under the Castle Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the three-month term SOFR rate for dollar advances) plus an applicable margin of 1.85% to 2.35% per annum depending on the nature of the advances being requested. After January 4, 2026, the applicable margin on outstanding advances will be increased by 1.00% per annum. Castle Peak Funding pays a commitment fee of 1.85% per annum if the unused facility amount is greater than 30% or 0.50% per annum if the unused facility amount is less than or equal to 30% and greater than 10%, based on the average daily unused amount of the financing commitments until January 4, 2026, in addition to certain other fees as agreed between Castle Peak Funding and Citi.
Proceeds from borrowings under the Castle Peak Funding Facility may be used to fund portfolio investments by Castle Peak Funding and to make advances under revolving loans or delayed draw term loans where Castle Peak Funding is a lender.
The period during which Castle Peak Funding may make borrowings under the Castle Peak Funding Facility expires on January 4, 2026, and the Castle Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by January 4, 2028.
Maroon Peak Funding Facility
On January 28, 2021, Maroon Peak Funding entered into a senior secured revolving credit facility (the
“Maroon Peak Funding Facility”
) with Morgan Stanley Bank, N.A. (
“MS”
). Morgan Stanley Senior Funding, Inc. served as administrative agent, U.S. Bank Trust Company National Association (
“U.S. Bank”
), served as collateral agent and the Company served as collateral manager under the Maroon Peak Funding Facility.
Advances were used to finance the purchase or origination of broadly syndicated loans under the Maroon Peak Funding Facility and bore interest at a per annum rate equal to the three-month term SOFR then in effect plus 0.10% plus the applicable spread of 2.00% per annum. Maroon Peak Funding paid a commitment fee of 0.50% per annum if the unused facility amount is greater than 10% based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Maroon Peak Funding and MS.
Proceeds from borrowings under the Maroon Peak Funding Facility were used to fund portfolio investments by Maroon Peak Funding and to make advances under revolving loans or delayed draw term loans where Maroon Peak Funding is a lender.
All amounts outstanding under the Maroon Peak Funding Facility were repaid and the Maroon Peak Funding Facility terminated on May 10, 2023.
Summit Peak Funding Facility
On March 3, 2021, Summit Peak Funding entered into a senior secured revolving credit facility (
“Summit Peak Funding Facility”
) with Société Générale (
“SG”
). SG serves as agent, Wilmington Trust, serves as collateral agent, custodian and collateral administrator and the Company serves as servicer under the Summit Peak Funding Facility.
Advances used to finance the purchase or origination of broadly syndicated loans under the Summit Peak Funding Facility bear interest at a blended per annum rate adjusted monthly based on the proportion of the broadly syndicated loans in the portfolio to the proportion of middle market loans in the portfolio. The rate attributable to broadly syndicated loans equals the benchmark for the currency of the applicable advance (which is three-month term SOFR for dollar advances), plus an applicable margin ranging from 1.50% for certain foreign currency advances to 1.65% per annum for U.S. dollar advances. The rate attributable to middle market loans equals such applicable benchmark plus an applicable margin ranging from 2.15% for certain foreign currency advances to 2.30% per annum for U.S. dollar advances. Such blended rates are subject to a floor of such applicable benchmark plus 2.00% for certain foreign currency advances and 2.15% per annum for U.S. dollar advances. Summit Peak Funding pays a commitment fee of 0.40% per annum if the unused facility amount is greater than 25% based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Summit Peak Funding and SG.
Proceeds from borrowings under the Summit Peak Funding Facility may be used to fund portfolio investments by Summit Peak Funding and to make advances under revolving loans or delayed draw term loans where Summit Peak Funding is a lender.
On March 12, 2024, Summit Peak Funding entered into Amendment No. 5 (the “
Fifth Amendment
”) to the Summit Peak Funding Facility. The Fifth Amendment provides for, among other things, a decrease in the commitments under the Summit Peak Funding Facility to $1,375 million, an extension of the period during which Summit Peak Funding may make borrowings under the Summit Peak Funding Facility from March 1, 2024 to March 12, 2027, an extension of the stated maturity date of the Summit Peak Funding Facility from March 3, 2026 to March 12, 2029, a change in the applicable margin to advances under the Summit Peak Funding Facility to 2.20% per annum, and the payment of certain fees as agreed between Summit Peak Funding and the lenders.
Denali Peak Funding Facility
Denali Peak Funding is party to a senior secured revolving credit facility (the
“Denali Peak Funding Facility”
), dated as of October 11, 2018, with Deutsche Bank AG, New York Branch (
“DB”
). DB serves as agent, U.S. Bank serves as collateral agent and collateral custodian and Twin Peaks serves as servicer under the Denali Peak Funding Facility.
Prior to April 4, 2023, advances under the Denali Peak Funding Facility bore interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which was three-month LIBOR for dollar advances), plus the applicable margin of 1.95% per annum. As of April 4, 2023, advances under the Denali Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which for dollar advances, is three-month term SOFR plus a spread adjustment of 0.15% per annum), plus the applicable margin of 1.95% per annum. After September 30, 2024, the applicable margin on outstanding advances will increase by 0.20% per annum. Denali Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate equal to the applicable margin described above. In addition, Denali Peak Funding pays an unused commitment fee of 0.25% per annum on the unused facility amount in excess of such minimum utilization amount. Denali Peak Funding also pays an administrative agency fee to DB, in addition to certain other fees, each as agreed between Denali Peak Funding and DB.
Proceeds from borrowings under the Denali Peak Funding Facility may be used to fund portfolio investments by Denali Peak Funding and to make advances under revolving loans where Denali Peak Funding is a lender.
The period during which Denali Peak Funding may make borrowings under the Denali Peak Funding Facility expires on September 30, 2024, and the Denali Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by September 30, 2026.
Bushnell Peak Funding Facility
On May 12, 2021, Bushnell Peak Funding entered into a senior secured revolving credit facility (the
“Bushnell Peak Funding Facility”
) with Bank of America, N.A. (
“Bank of America”
). Bank of America serves as administrative agent, Wells Fargo serves as collateral administrator and the Company serves as investment adviser under the Bushnell Peak Funding Facility.
Prior to April 25, 2023, advances under the Bushnell Peak Funding Facility bore interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which was the daily floating LIBOR rate for dollar advances) plus an applicable margin of 1.50% to 1.75% per annum depending on the nature of the advances being requested. From April 25, 2023 until December 5, 2024, advances under the Bushnell Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which is the one-month term SOFR rate for dollar advances) plus an applicable margin of 1.60% to 1.85% per annum depending on the nature of the advances being requested. From and after December 6, 2024, the applicable margin for advances will increase to 2.10% to 2.45% per annum depending on the nature of the advances being requested. Bushnell Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 1.60% per annum. Bushnell Peak Funding also pays an unused fee of 0.50% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees agreed between Bushnell Peak Funding and Bank of America.
Proceeds from borrowings under the Bushnell Peak Funding Facility may be used to fund portfolio investments by Bushnell Peak Funding and to make advances under revolving loans or delayed draw term loans where Bushnell Peak Funding Facility is a lender.
The period during which Bushnell Peak Funding may make borrowings under the Bushnell Peak Funding Facility expires on April 25, 2026, and the Bushnell Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by October 25, 2026.
Granite Peak Funding Facility
On June 17, 2021, Granite Peak Funding entered into a senior secured revolving credit facility (the
“Granite Peak Funding Facility”
) with Goldman Sachs Bank USA (
“GS”
). GS serves as administrative agent, Wilmington Trust serves as collateral agent, custodian and collateral administrator, and the Company serves as servicer under the Granite Peak Funding Facility.

Advances under the Granite Peak Funding Facility bear interest at a per annum rate equal to three-month term SOFR, plus an applicable margin of 2.35% per annum. Granite Peak Funding pays an unused commitment fee of 0.40% per annum on the average daily unused commitments under the Granite Peak Funding Facility. The unused commitment fee is payable only when more than 25% of the total commitments under the Granite Peak Funding Facility are unused. Granite Peak Funding also pays to GS an administrative agency fee, in addition to certain other fees, each as agreed between Granite Peak Funding and GS.
Proceeds from borrowings under the Granite Peak Funding Facility may be used to fund portfolio investments by Granite Peak Funding and to make advances under delayed draw term loans and revolving loans where Granite Peak Funding is a lender.
The period during which Granite Peak Funding may make borrowings under the Granite Peak Funding Facility expires on June 17, 2024, and the Granite Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by June 17, 2026.
Middle Peak Funding Facility
On June 30, 2021, Middle Peak Funding entered into a senior secured revolving credit facility (the
“Middle Peak Funding Facility”
) with MS. MS serves as agent, Wilmington Trust serves as collateral agent, custodian and collateral administrator and the Company serves as collateral manager under the Middle Peak Funding Facility.
Prior to June 26, 2023, advances under the Middle Peak Funding Facility bore interest at a per annum rate equal to, in the case of dollar advances, three-month LIBOR, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.00% per annum. From and after June 26, 2023, advances under the Middle Peak Funding Facility bear interest at a per annum rate equal to, in the case of dollar advances, three-month term SOFR plus a spread adjustment of 0.15% per annum, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.07% per annum, which will increase to 2.35% per annum effective on June 30, 2024. Middle Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee from and after October 26, 2023 at a rate equal to the interest rate for dollar advances as described above. In addition, Middle Peak Funding pays a commitment fee of 0.30% per annum on the average daily unused amount of the financing commitments, in excess of such minimum utilization amount. Middle Peak Funding also pays interest on an interest-only loan in the notional amount of the aggregate commitments under the Middle Peak Funding Facility, in addition to certain other fees as agreed between Middle Peak Funding and MS.
Proceeds from borrowings under the Middle Peak Funding Facility may be used to fund portfolio investments by Middle Peak Funding and to make advances under revolving loans or delayed draw term loans where Middle Peak Funding is a lender.
The period during which Middle Peak Funding may make borrowings under the Middle Peak Funding Facility expires on June 26, 2026, and the Middle Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by December 26, 2034.
Bison Peak Funding Facility
On July 23, 2021, Bison Peak Funding entered into a senior secured revolving credit facility (the
“Bison Peak Funding Facility”
) with Bank of America. Bank of America serves as administrative agent, Wilmington Trust serves as collateral administrator and the Company serves as manager under the Bison Peak Funding Facility.

Prior to June 8, 2023, advances under the Bison Peak Funding Facility bore interest at a per annum rate equal to, in the case of dollar advances, the daily floating LIBOR rate, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin adjusted at one-month or three-month intervals based on the proportion of the broadly syndicated loans, large corporate loans and middle market loans in the portfolio, with the applicable margin attributable to broadly syndicated loans equal to 1.50% per annum, the applicable margin attributable to large corporate loans equal to 1.75% per annum and the applicable margin applicable to middle market loans equal to 2.00% per annum. From June 8, 2023 until July 24, 2024, advances under the Bison Peak Funding Facility bear interest at a per annum rate equal to the benchmark for the currency of the applicable advance (which, for dollar advances, is the one-month term SOFR rate or the daily simple SOFR rate, at the election of Bison Peak Funding) plus an applicable margin of 1.60% to 2.10% per annum depending on the nature of the advances being requested. The applicable margin for all advances will increase by an amount ranging from 0.50% to 0.65% per annum effective on July 24, 2024. Bison Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 2.00% per annum. Bison Peak Funding also pays an unused fee of 0.40% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees as agreed between Bison Peak Funding and Bank of America.
Proceeds from borrowings under the Bison Peak Funding Facility may be used to fund portfolio investments by Bison Peak Funding and to make advances under revolving loans or delayed draw term loans where Bison Peak Funding is a lender.
The period during which Bison Peak Funding may make borrowings under the Bison Peak Funding Facility expires on June 8, 2026, and the Bison Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by June 8, 2028.
Blanca Peak Funding Facility
On August 16, 2021, Blanca Peak Funding, entered into a senior secured revolving credit facility (the
“Blanca Peak Funding Facility”
) with Barclays Bank PLC
(“Barclays”
). Barclays serves as administrative agent, Wilmington Trust serves as collateral administrator, collateral agent and securities intermediary and the Company serves as servicer under the Blanca Peak Funding Facility.
Advances under the Blanca Peak Funding Facility bear interest at a per annum rate equal to (x) in the case of dollar advances, three-month term SOFR, and in the case of foreign currency advances, the applicable benchmark in effect for such currency, plus an applicable margin of 2.096% per annum. Blanca Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization percentage accruing a fee at a rate equal to the applicable margin described above. On December 19, 2022, on any date when Blanca Peak Funding is not utilizing more than 90% of the financing commitments, Blanca Peak Funding pays an unused fee of 0.50% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount. Blanca Peak Funding also pays to Barclays an administrative agency fee, in addition to certain other fees, each as agreed between Blanca Peak Funding and Barclays.
Proceeds from borrowings under the Blanca Peak Funding Facility may be used to fund portfolio investments by Blanca Peak Funding and to make advances under revolving loans or delayed draw term loans where Blanca Peak Funding is a lender.
The period during which Blanca Peak Funding may make borrowings under the Blanca Peak Funding Facility expires on December 19, 2024, and the Blanca Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by December 19, 2032; provided that Barclays may require repayment of all amounts outstanding under the facility from and after August 19, 2026.

Windom Peak Funding Facility
On September 2, 2021, Windom Peak Funding entered into a senior secured revolving credit facility (the
“Windom Peak Funding Facility”
) with Wells Fargo Bank. Wells Fargo serves as administrative agent and collateral administrator and the Company serves as investment adviser under the Windom Peak Funding Facility. Proceeds from borrowings under the Windom Peak Funding Facility may be used to fund portfolio investments by Windom Peak Funding during the reinvestment period (which, initially, is scheduled to end three years after the closing date of the Windom Peak Funding Facility) and to make advances under revolving loans or delayed draw term loans in respect of which Windom Peak Funding is a lender.
Advances under the Windom Peak Funding Facility will bear interest, payable on a monthly basis in arrears, at a per annum rate equal to the “benchmark” rate for the currency of the applicable advance (which is, daily simple SOFR with respect to dollar advances) plus the “applicable margin” (which is a blended spread equal to the sum of 1.55% per annum with respect to any advances backed by broadly-syndicated loans and 2.05% per annum with respect to any advances backed by recurring revenue loans, middle market loans, first-lien last out loans or second lien loans).
Proceeds from borrowings under the Windom Peak Funding Facility may be used to fund portfolio investments by Windom Peak Funding and to make advances under revolving loans or delayed draw term loans where Windom Peak Funding is a lender. Windom Peak Funding is required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 1.50% per annum. Windom Peak Funding also pays an unused fee of 0.50% on the daily unused amount of the financing commitments, in addition to certain other fees, each as agreed between Windom Peak Funding and Wells Fargo.
The period during which Windom Peak Funding may make borrowings under the Windom Peak Funding Facility expires on September 2, 2024, and the Windom Peak Funding Facility matures and all amounts outstanding under the facility must be repaid by September 2, 2026.
Monarch Peak Funding Facility
On November 3, 2021, Monarch Peak Funding entered into a senior secured revolving credit facility (the
“Monarch Peak Funding Facility”
) with MUFG Bank, Ltd. (
“MUFG”
). MUFG serves as administrative agent, The Bank of New York Mellon Trust Company, National Association, serves as collateral agent, collateral custodian and collateral administrator and the Company serves as collateral manager under the Monarch Peak Funding Facility.
Advances used to finance the purchase or origination of broadly syndicated loans under the Monarch Peak Funding Facility bear interest at a per annum rate equal to one-month term SOFR, plus the applicable margin of 1.65% per annum. Advances used to finance the purchase or origination of middle market loans under the Monarch Peak Funding Facility bear interest at a per annum rate equal to one-month term SOFR plus the applicable margin of 2.05% per annum. Monarch Peak Funding is required to utilize a minimum percentage of the financing comments, with unused amounts below such minimum utilization percentage accruing a fee at a rate of 1.99% per annum. Monarch Peak Funding also pays an unused commitment fee of 0.35% per annum on a portion of the daily unused commitments under the Monarch Peak Funding Facility in excess of such minimum utilization amounts, in addition to certain other fees as agreed between Monarch Peak Funding and MUFG.
Proceeds from borrowings under the Monarch Peak Funding Facility may be used to fund portfolio investments by Monarch Peak Funding and to make advances under revolving loans or delayed draw term loans where Monarch Peak Funding is a lender.
The period during which Monarch Peak Funding may make borrowings under the Monarch Peak Funding Facility expires on November 3, 2024, and the Monarch Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by November 3, 2026.

Borah Peak Funding Facility
On April 4, 2022, Borah Peak Funding LLC entered into a senior secured revolving credit facility (the
“Borah Peak Funding Facility”
) with Bank of America. Bank of America serves as administrative agent, Deutsche Bank Trust Company Americas (
“DB Trust”
) serves as collateral administrator and the Company serves as manager under the Borah Peak Funding Facility.
Advances under the Borah Peak Funding Facility bear interest at a per annum rate equal to the one-month term SOFR rate plus the applicable margin of 1.35%. Effective January 4, 2023, Borah Peak Funding will be required to utilize a minimum percentage of the financing commitment, with unused amounts below such minimum utilization amount accrue a fee at a rate of 1.35% per annum. In addition, Borah Peak Funding pays an unused fee of 0.25% per annum on the daily unused amount of the financing commitments in excess of such minimum utilization amount, in addition to certain other fees as agreed between Borah Peak Funding and Bank of America.
Proceeds from borrowings under the Borah Peak Funding Facility may be used to fund portfolio investments by Borah Peak Funding and to make advances under revolving loans or delayed draw term loans where Borah Peak Funding is a lender.
On March 14, 2024, the Borah Peak Funding Facility was terminated and all amounts outstanding under the facility were repaid in full.
2022-1 BSL WH Funding Facility
On May 16, 2022, 2022-1 BSL WH entered into a senior secured revolving credit facility (the “
2022-1 BSL WH Funding Facility
”) with SG. SG served as administrative agent, DB Trust served as custodian, and the Company served as collateral manager under the 2022-1 BSL WH Funding Facility.
Advances under the 2022-1 BSL WH Funding Facility bore interest at a per annum rate equal to three-month term SOFR plus an applicable margin of 1.30% per annum.
Proceeds from borrowings under the 2022-1 BSL WH Funding Facility were used to fund portfolio investments by 2022-1 BSL WH and to make advances under revolving loans or delayed draw term loans where 2022-1 BSL WH is a lender.
On April 24, 2023, the 2022-1 BSL WH Funding Facility was terminated and all amounts outstanding under the facility were repaid in full.
Naomi Peak Funding Facility
On July 18, 2022, Naomi Peak Funding entered into a senior secured revolving credit facility (the
“Naomi Peak Funding Facility”
) with Natixis. Natixis, New York Branch serves as administrative agent, Wilmington Trust serves as collateral agent, collateral administrator and custodian, and the Company serves as collateral manager under the Naomi Peak Funding Facility.
Advances under the Naomi Peak Funding Facility bear interest at a per annum rate equal to three-month term SOFR plus an applicable margin of 1.30% per annum. Naomi Peak Funding pays an unused commitment fee of 0.50% per annum on the average daily unused revolving commitments under the Naomi Peak Funding Facility, which fee shall increase to 0.75% per annum for any day on or after January 18, 2023 on which more than 10% of the revolving commitments are unused, in addition to certain other fees as agreed between Naomi Peak Funding and Natixis.
The maximum principal amount of the Naomi Peak Funding Facility as of December 31, 2023 is $400.0 million, of which $250.0 million was funded as a term loan after the closing date and of which $150.0 million consists of a revolving credit commitment. Proceeds from borrowings under the Naomi Peak Funding Facility may be used to fund portfolio investments by Naomi Peak Funding and to make advances under revolving loans or delayed draw term loans where Naomi Peak Funding is a lender.
The period during which Naomi Peak Funding may make borrowings under the Naomi Peak Funding Facility expires on July 18, 2024, and the Naomi Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by July 18, 2031.
Meridian Peak Funding Facility
On August 16, 2022, Meridian Peak Funding entered into a senior secured revolving credit facility (the
“Meridian Peak Funding Facility”
) with Massachusetts Mutual Life Insurance Company (
“Mass Mutual”
). Wilmington Trust, National Association serves as administrative agent, collateral agent and custodian, and the Company serves as equity holder and collateral manager under the Meridian Peak Funding Facility.
Advances under the Meridian Peak Funding Facility bear interest initially at a per annum rate equal to three-month term SOFR plus an applicable margin of 2.50% per annum. Effective August 16, 2023, Meridian Peak Funding will be required to utilize a minimum percentage of the financing commitments, with unused amounts below such minimum utilization amount accruing a fee at a rate of 2.50% per annum, in addition to certain other fees as agreed between Meridian Peak Funding and Mass Mutual.
Proceeds from borrowings under the Meridian Peak Funding Facility may be used to fund portfolio investments by Meridian Peak Funding and to make advances under revolving loans or delayed draw term loans where Meridian Peak Funding is a lender. The period during which Meridian Peak Funding may make borrowings under the Meridian Peak Funding Facility expires on August 16, 2025, and the Meridian Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by August 16, 2030.
Haydon Peak Funding Facility
On October 7, 2022, Haydon Peak Funding entered into a senior secured revolving credit facility (the
“Haydon Peak Funding Facility”
) with HSBC Bank USA, National Association (
“HSBC”
). HSBC serves as administrative agent, Wilmington Trust serves as collateral agent, account bank and collateral custodian, and the Company serves as servicer and transferor under the Haydon Peak Funding Facility.
Prior to May 25, 2023, advances under the Haydon Peak Funding Facility bore interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance (which is one- or three-month term SOFR or daily simple SOFR, at the election of Haydon Peak Funding, in the case of dollar advances), plus an applicable margin ranging from 1.75% to 2.25% per annum depending on the nature of the advances being requested under the credit facility. Effective May 25, 2023, the applicable margin for all advances was increased to 2.35% per annum. Effective April 7, 2023, Haydon Peak Funding pays an unused commitment fee of 0.50% per annum if the unused facility amount is greater than 25%, based on the average daily unused amount of the financing commitments, in addition to certain other fees as agreed between Haydon Peak Funding and HSBC.
Proceeds from borrowings under the Haydon Peak Funding Facility may be used to fund portfolio investments by Haydon Peak Funding and to make advances under revolving loans or delayed draw term loans where Haydon Peak Funding is a lender.
The period during which Haydon Peak Funding may make borrowings under the Haydon Peak Funding Facility expires on May 25, 2026, and the Haydon Peak Funding Facility will mature and all amounts outstanding under the credit facility must be repaid by May 25, 2028.

Bear Peak Funding Facility
On October 10, 2022, Bear Peak Funding entered into a senior secured revolving credit facility (the
“Bear Peak Funding Facility”
) with BNPP. GLAS USA LLC serves as administrative agent, GLAS Trust Corporation Limited serves as collateral agent, and the Company serves as servicer under the Bear Peak Funding Facility.
Advances under the Bear Peak Funding Facility bear interest at a per annum rate equal to the benchmark in effect for the currency of the applicable advance, plus an applicable margin of 2.45% per annum. Effective February 10, 2023, Bear Peak Funding will pay a commitment fee of 0.90% per annum if the unused facility amount is greater than 50% or 0.35% per annum if the unused facility amount is less than or equal to 50% and greater than 25%, based on the average daily unused amount of the financing commitments. Bear Peak Funding also pays BNPP an arranger fee, in addition to certain other fees, each as agreed between Bear Peak Funding and BNPP.
The current principal amount as of December 31, 2023 is €500.0 million. Proceeds from borrowings under the credit facility may be used to fund portfolio investments by Bear Peak Funding and to make advances under delayed draw term loans and revolving loans where Bear Peak Funding is a lender.
The period during which Bear Peak Funding may make borrowings under the Bear Peak Funding Facility expires on October 10, 2025, and the Bear Peak Funding Facility will mature and all amounts outstanding under the facility must be repaid by October 10, 2027.
Revolving Credit Facility
On May 18, 2021, the Company, entered into a senior secured credit facility (which was most recently amended and restated on June 9, 2023, and as further amended from time to time, the
“Revolving Credit Facility”
) with Citi. Citi serves as administrative agent and collateral agent.
The Revolving Credit Facility provides for borrowings in U.S. dollars and certain agreed upon foreign currencies. Borrowings under the Revolving Credit Facility are subject to compliance with a borrowing base. A portion of the Revolving Credit Facility consists of funded term loans in the aggregate principal amount of $390.0 million, and the Revolving Credit Facility provides for the issuance of letters of credit on behalf of the Company in an aggregate face amount not to exceed $175.0 million. Proceeds from the borrowings under the Revolving Credit Facility may be used for general corporate purposes of the Company and its subsidiaries. The period during which the Company may make borrowings on the Revolving Credit Facility expires on June 9, 2027 (other than with respect to the foreign currency commitments of certain lenders in the amount of $50.0 million, which expire on May 6, 2026), and the Revolving Credit Facility will mature and all amounts outstanding under the credit facility must be repaid by June 9, 2028 (other than with respect to the foreign currency commitments of certain lenders in the amount of $50.0 million, which mature on May 6, 2027), pursuant to an amortization schedule.
Borrowings under the Revolving Credit Facility bear interest at a per annum rate equal to, (x) for loans for which the Company elects the base rate option, the “alternate base rate” (which is the greatest of (a) the prime rate as publicly announced by Citi, (b) the sum of (i) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System plus (ii) 0.5%, and (c) one month adjusted term SOFR plus 1% per annum) plus (A) if the gross borrowing base is equal to or greater than 1.6 times the combined revolving debt amount, 0.75%, or (B) if the gross borrowing base is less than 1.6 times the combined revolving debt amount, 0.875%, and (y) for all other loans, the applicable benchmark rate for the related Interest Period for such Borrowing plus (A) if the gross borrowing base is equal to or greater than 1.6 times the combined revolving debt amount, 1.75%, or (B) if the gross borrowing base is less than 1.6 times the combined revolving debt amount, 1.875%. The Company pays an unused fee of 0.375% per annum on the daily unused amount of the revolver commitments. The Company will pay letter of credit participation fees and a fronting fee on the average daily amount of any lender’s exposure with respect to any letters of credit issued under the Revolving Credit Facility.

The Company’s obligations to the lenders under the Revolving Credit Facility are secured by a first priority security interest in substantially all of the Company’s assets.
In connection with the Revolving Credit Facility, the Company has made certain customary representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. In addition, the Company must comply with the following financial covenants: (a) the Company must maintain a minimum shareholders’ equity, measured as of each fiscal quarter end; and (b) the Company must maintain at all times a 150% asset coverage ratio.
The Revolving Credit Facility contains customary events of default for similar financing transactions. Upon the occurrence and during the continuation of an event of default, Citi may terminate the commitments and declare the outstanding advances and all other obligations under the Revolving Credit Facility immediately due and payable.
As of December 31, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of the Revolving Credit Facility.
Private Placement Bonds
The Company issued unsecured notes, as further described below: June 2024 Notes, June 2026 Notes, May 2027 Notes and October 2027 Notes (each as defined below), which are collectively referred to herein as the
“Private Placement Bonds.”
As of December 31, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the Private Placement Bonds.
June 2024 Notes
On June 21, 2021, the Company entered into a Note Purchase Agreement (the
“2021 Note Purchase Agreement”
) governing the issuance of $435.0 million in aggregate principal amount of its 2.56% Series A Senior Notes (the
“June 2024 Notes”
) to qualified institutional investors in a private placement. The June 2024 Notes were issued on June 21, 2021 and will mature on June 21, 2024 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the June 2024 Notes will be due semiannually on June 3 and December 3. In addition, the Company is obligated to offer to repay the June 2024 Notes at par if certain change in control events occur. The June 2024 Notes are general unsecured obligations of the Company that rank pari passu
with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event that June 2024 notes receive a below investment grade rating by either one rating agency if there are only one or two rating agencies providing ratings of the June 2024 Notes, or two-thirds of the rating agencies if there are three rating agencies who are rating the notes (a
“Below Investment Grade Event”
), the June 2024 Notes will bear interest at a fixed rate of 3.56% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.
In connection with the June 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the June 2024 Notes in a qualifying hedge accounting relationship.
June 2026 Notes
On August 17, 2021, the Company entered into the first supplement (the
“First Supplement”
) to the 2021 Note Purchase Agreement, governing the issuance of $400.0 million in aggregate principal amount of its 3.27%

Series B Senior Notes (the
“June 2026 Notes”
) to qualified institutional investors in a private placement. The June 2026 Notes were issued on June 21, 2021 and will mature on June 21, 2026 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the June 2026 Notes will be due semiannually on February 17 and August 17. In addition, the Company is obligated to offer to repay the June 2026 Notes at par if certain change in control events occur. The June 2026 Notes are general unsecured obligations of the Company that rank pari passu
with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event of a Below Investment Grade Event, the June 2026 Notes will bear interest at a fixed rate of 4.27% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.
May 2027 Notes
On May 3, 2022, the Company entered into a Note Purchase Agreement (the
“May 2022 Note Purchase Agreement”
) governing the issuance of $625.0 million in aggregate principal amount 5.61% Series A Senior Notes (the
“May 2027 Notes”
) to qualified institutional investors in a private placement. The May 2027 Notes were issued on May 3, 2022 and will mature on May 3, 2027 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the May 2027 Notes will be due semiannually. In addition, the Company is obligated to offer to repay the May 2027 Notes at par if certain change in control events occur. The May 2027 Notes are general unsecured obligations of the Company that rank pari passu
with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. In addition, in the event that a Below Investment Grade Event occurs, the May 2027 Notes will bear interest at a fixed rate of 6.61% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.
In connection with the May 2027 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the May 2027 Notes in a qualifying hedge accounting relationship.
October 2027 Notes
On October 11, 2022, the Company entered into a Master Note Purchase Agreement (the
“October 2022 Note Purchase Agreement”
) governing the issuance of $350.0 million in aggregate principal amount of its 7.49% Series D Senior Notes (the
“October 2027 Notes”
) to qualified institutional investors in a private placement. The October 2027 Notes were issued on October 11, 2022 for an aggregate issue price of $345.6 million, or $987.57 per $1,000 principal amount of the October 2027 Notes, and will mature on October 11, 2027 unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the Notes will be due semiannually. In addition, the Company is obligated to offer to repay the October 2027 Notes at par if certain change in control events occur. The October 2027 Notes are general unsecured obligations of the Company that rank pari passu
with all outstanding and future unsecured, unsubordinated indebtedness issued by the Company. In addition, in the event that a Below Investment Grade Event (as defined in the October 2022 Note Purchase Agreement) occurs, the October 2027 Notes will bear interest at a fixed rate of 8.49% per year from the date of the occurrence of the Below Investment Grade Event to and until the date on which the Below Investment Grade Event is no longer continuing.
In connection with the October 2027 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the October 2027 Notes in a qualifying hedge accounting relationship.

Unsecured Notes
The Company issued unsecured notes, as further described below: September 2024 Notes, December 2026 Notes, November 2026 Eurobonds, November 2024 Notes, March 2027 Notes, January 2025 Notes, January 2029 Notes, March 2025 Notes, April 2026 UK Bonds, September 2025 Notes, and November 2028 Notes (each as defined below), which are collectively referred to herein as the
“Unsecured Notes.”
The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with the asset coverage requirements of Section 18(a)(1)(A) as modified by Section 61(a)(1) and (2) of the 1940 Act, whether or not it is subject to those requirements, and to provide financial information to the holders of the Unsecured Notes and the Trustee (as defined below) if the Company is no longer subject to the reporting requirements under the Exchange Act. These covenants are subject to important limitations and exceptions that are described in each respective indenture governing the Unsecured Notes (the
“Unsecured Notes Indentures”
).
In addition, on the occurrence of a “change of control repurchase event,” as defined in each respective Unsecured Notes Indenture, the Company will generally be required to make an offer to purchase the outstanding Unsecured Notes at a price equal to 100% of the principal amount of such Unsecured Notes plus accrued and unpaid interest to the repurchase date.
As of December 31, 2023 and December 31, 2022, the Company was in compliance with all covenants and other requirements of each of the Unsecured Notes.
September 2024 Notes
On September 15, 2021, the Company issued $365.0 million aggregate principal amount of 1.750% notes due 2024 (the
“September 2024 Notes”
) pursuant to an indenture (the
“Base Indenture”
) and a supplemental indenture, each dated as of September 15, 2021 (and together with the Base Indenture, the
“September 2024 Notes Indenture”
), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association, the
“Trustee”
).
The September 2024 Notes will mature on September 15, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2024 Notes Indenture. The September 2024 Notes bear interest at a rate of 1.75% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2022. The September 2024 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the September 2024 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In connection with the September 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the September 2024 Notes in a qualifying hedge accounting relationship.
December 2026 Notes
On September 15, 2021, the Company issued $900.0 million aggregate principal amount of 2.625% notes due 2026 (the
“December 2026 Notes”
) pursuant to a supplemental indenture, dated as of September 15, 2021 (and together with the Base Indenture, the
“December 2026 Notes Indenture”
), to the Base Indenture between the Company and the Trustee.

The December 2026 Notes will mature on December 15, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the December 2026 Notes Indenture. The December 2026 Notes bear interest at a rate of 2.625% per year payable semi-annually on June 15 and December 15 of each year, commencing on June 15, 2022. The December 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the December 2026 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
On October 13, 2021, the Company issued $350.0 million aggregate principal amount of 2.625% notes due 2026 (
“December 2026 Notes Upsize”
) under the Company’s Base Indenture and December 2026 Notes Indenture. The December 2026 Notes Upsize were issued as “Additional Notes” under the December 2026 Notes Indenture and have identical terms to the Company’s $900.0 million December 2026 Notes that were issued on September 15, 2021, other than the issue date and the issue price. The December 2026 Notes Upsize will be treated as a single class of notes with the December 2026 Notes for all purposes under the December 2026 Notes Indenture.
In connection with the December 2026 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the December 2026 Notes in a qualifying hedge accounting relationship.
November 2026 Eurobonds
On November 2, 2021, the Company issued €500.0 million aggregate principal amount of 1.750% notes due 2026 (the
“November 2026 Eurobonds”
) pursuant to a supplemental indenture, dated as of November 2, 2021 (and together with the Base Indenture, the
“November 2026 Eurobonds Indenture”
), to the Base Indenture between the Company and the Trustee.
The November 2026 Eurobonds will mature on November 30, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2026 Eurobonds Indenture. The November 2026 Eurobonds bear interest at a rate of 1.750% per year payable annually on November 30 of each year, commencing on November 30, 2021. The November 2026 Eurobonds are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2026 Eurobonds, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
November 2024 Notes
On November 22, 2021, the Company issued $500.0 million aggregate principal amount of 2.350% notes due 2024 (the
“November 2024 Notes”
) pursuant to a supplemental indenture, dated as of November 22, 2021 (and together with the Base Indenture, the
“November 2024 Notes Indenture”
), between the Company and the Trustee.
The November 2024 Notes will mature on November 22, 2024 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2024

Notes Indenture. The November 2024 Notes bear interest at a rate of 2.350% per year payable semi-annually on May 22 and November 22 of each year, commencing on May 22, 2022. The November 2024 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2024 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In connection with the November 2024 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the November 2024 Notes in a qualifying hedge accounting relationship.
March 2027 Notes
On November 22, 2021, the Company issued $1.0 billion aggregate principal amount of 3.250% notes due 2027 (the
“March 2027 Notes”
) pursuant to a supplemental indenture, dated as of November 22, 2021 (and together with the Base Indenture, the
“March 2027 Notes Indenture”
), between the Company and the Trustee.
The March 2027 Notes will mature on March 15, 2027 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2027 Notes Indenture. The March 2027 Notes bear interest at a rate of 3.250% per year payable semi-annually on March 15 and September 15 of each year, commencing on March 15, 2022. The March 2027 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2027 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
January 2025 Notes
On January 18, 2022, the Company issued $500.0 million aggregate principal amount of 2.700% notes due in 2025 (the
“January 2025 Notes”
) pursuant to a supplemental indenture, dated as of January 18, 2022 (and together with the Base Indenture, the
“January 2025 Notes Indenture
”), to the Base Indenture between the Company and the Trustee.
The January 2025 Notes will mature on January 15, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2025 Notes Indenture. The January 2025 Notes bear interest at a rate of 2.700% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2022. The January 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the January 2025 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

In connection with the January 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the January 2025 Notes in a qualifying hedge accounting relationship.
January 2029 Notes
On January 18, 2022, the Company issued $650.0 million aggregate principal amount of 4.000% notes due in 2029 (the
“January 2029 Notes”
) pursuant to a supplemental indenture, dated as of January 18, 2022 (and together with the Base Indenture, the
“January 2029 Notes Indenture”
), to the Base Indenture between the Company and the Trustee.
The January 2029 Notes will mature on January 15, 2029 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the January 2029 Notes Indenture. The January 2029 Notes bear interest at a rate of 4.000% per year payable semi-annually on January 15 and July 15 of each year, commencing on July 15, 2022. The January 2029 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the January 2029 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
March 2025 Notes
On March 24, 2022, the Company issued $900.0 million aggregate principal amount of 4.700% notes due in 2025 (the
“March 2025 Notes”
) pursuant to a supplemental indenture, dated as of March 24, 2022 (and together with the Base Indenture, the
“March 2025 Notes Indenture”
), to the Base Indenture between the Company and the Trustee.
The March 2025 Notes will mature on March 24, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the March 2025 Notes Indenture. The March 2025 Notes bear interest at a rate of 4.700% per year payable semi-annually on March 24 and September 24 of each year, commencing on September 24, 2022. The March 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2025 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In connection with the March 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the March 2025 Notes in a qualifying hedge accounting relationship.
April 2026 UK Bonds
On April 14, 2022, the Company issued £250.0 million in aggregate principal amount of its 4.875% notes due 2026 (the
“April 2026 UK Bonds”
) pursuant to a supplemental indenture, dated as of April 14, 2022 (and together with the Base Indenture, the
“April 2026 UK Bonds Indenture”
), to the Base Indenture between the Company and the Trustee.

The April 2026 UK Bonds will mature on April 14, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the April 2026 UK Bonds Indenture. The April 2026 UK Bonds bear interest at a rate of 4.875% per year payable annually on April 14 of each year, commencing April 14, 2023. The April 2026 UK Bonds are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the April 2026 UK Bonds, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In connection with the April 2026 UK Bonds, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the April 2026 UK Bonds in a qualifying hedge accounting relationship.
September 2025 Notes
On September 27, 2022, the Company issued $600.0 million aggregate principal amount of 7.050% notes due in 2025 (the
“September 2025 Notes”
) pursuant to a supplemental indenture, dated as of September 27, 2022 (and together with the Base Indenture, the
“September 2025 Notes Indenture”
), to the Base Indenture between the Company and the Trustee.
The September 2025 Notes will mature on September 29, 2025 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the September 2025 Notes Indenture. The September 2025 Notes bear interest at a rate of 7.050% per year payable semi-annually on March 29 and September 29 of each year, commencing on March 29, 2023. The September 2025 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the September 2025 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In connection with the September 2025 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and September 2025 Notes in a qualifying hedge accounting relationship.
On November 17, 2022, the Company issued $200.0 million aggregate principal amount of 7.050% notes due 2025 (
“September 2025 Notes Upsize”
) under the Company’s Base Indenture and September 2025 Notes Indenture. The September 2025 Notes Upsize were issued as “Additional Notes” under the September 2025 Notes Indenture and have identical terms to the Company’s $600.0 million September 2025 Notes that were issued on September 27, 2022, other than the issue date and the issue price. The September 2026 Notes Upsize will be treated as a single class of notes with the September 2026 Notes for all purposes under the September 2025 Notes Indenture.
In connection with the September 2025 Notes Upsize, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the September 2025 Notes Upsize in a qualifying hedge accounting relationship.

November 2028 Notes
On November 27, 2023, the Company issued $500.0 million aggregate principal amount of 7.300% notes due in 2028 (the
“November 2028 Notes”
) pursuant to a supplemental indenture, dated as of November 27, 2023 (and together with the Base Indenture, the
“November 2028 Notes Indenture”
), to the Base Indenture between the Company and the Trustee.
The November 2028 Notes will mature on November 27, 2028 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the November 2028 Notes Indenture. The November 2028 Notes bear interest at a rate of 7.300% per year payable semi-annually on May 27 and November 27 of each year, commencing on May 27, 2024. The November 2028 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the November 2028 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
In connection with the November 2028 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the investment portfolio, which consists of predominately floating rate loans. The Company designated this interest rate swap and the November 2028 Notes in a qualifying hedge accounting relationship.
Debt Securitizations
The Company has determined that the securitization vehicles noted below operate as an extension of the Company and therefore, will be consolidated by the Company.
2021-1 BSL Debt Securitization
On June 29, 2021, the Company completed a $876.6 million term debt securitization (the
“2021-1 BSL Debt Securitization”
), $819.5 million of which was funded on the closing date. Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2021-1 BSL Debt Securitization (collectively, the
“2021-1 BSL Notes”
) were issued by BCRED BSL CLO 2021-1, Ltd. (
“BCRED BSL CLO Issuer”
), a special purpose vehicle with its ordinary shares owned in a Cayman Islands charitable trust, and BCRED BSL CLO 2021-1, LLC, wholly-owned
subsidiary of BCRED BSL CLO Issuer (collectively, the
“2021-1 BSL Issuers”
), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Company holds the subordinated notes of BCRED BSL CLO Issuer representing a residual economic interest in BCRED BSL CLO Issuer.

The following table presents information on the secured and unsecured notes issued in the 2021-1 BSL Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A Notes	Senior Secured Floating Rate	$499,800	SOFR + 1.25%	Aaa
Class B Notes	Senior Secured Floating Rate	38,760	SOFR + 1.80%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	59,160	SOFR + 2.15%	A2
Class D Notes	Mezzanine Secured Deferrable Floating Rate	65,280	SOFR + 3.35%	Baa3
Class E Notes (1)	Junior Secured Deferrable Floating Rate	—	SOFR + 7.00%	Ba3

Total Secured Notes		663,000
Subordinated Notes (2)		156,500	None	Not rated

Total 2021-1 BSL Notes		$819,500

(1)	The Class E Notes were initially issued as unfunded, undrawn class of notes, in the amount of $57.1 million, that may be funded after closing at direction of the Company.
(2)	The Company retained all of the Subordinated Notes issued in the 2021-1 BSL Debt Securitization which are eliminated in consolidation.
The 2021-1 BSL Notes mature in July 2034, unless redeemed by the 2021-1 BSL Issuers, at the direction of the Company as holder of the Subordinated Notes on any business day after July 20, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2021-1 BSL Issuers. The Class A Notes, Class B Notes, Class C Notes and Class D Notes are the secured obligations of the 2021-1 BSL Issuers and the Class E Notes and Subordinated Notes are the unsecured obligations of BCRED BSL CLO Issuer. The indenture governing the 2021-1 BSL Notes includes customary covenants and events of default.
The 2021-1 BSL Notes have not been, and will not be, registered under the Securities Act of 1933, as amended (the
“Securities Act”
), or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.
The Company serves as collateral manager to BCRED BSL CLO Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
2021-2 Debt Securitization
On November 1, 2021, the Company completed a $603.7 million term debt securitization (the
“2021-2 Debt Securitization”
). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2021-2 Debt

Securitization (collectively, the
“2021-2 Notes”
) were issued by BCRED BSL CLO 2021-2, Ltd. (
“BCRED BSL CLO 2 Issuer”
), a special purpose vehicle with its ordinary shares owned in a Cayman Islands charitable trust, and BCRED BSL CLO 2021-2, LLC, a wholly-owned subsidiary of BCRED BSL CLO 2 Issuer (collectively, the
“2021-2 Issuers”
), and are secured by a diversified portfolio of senior secured loans and participation interests therein. The Company holds the subordinated notes of BCRED BSL CLO 2 Issuer representing a residual economic interest in BCRED BSL CLO 2 Issuer.
The following table presents information on the secured and unsecured notes issued in the 2021-2 Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-L Loans	Senior Secured Floating Rate	$218,000	SOFR + 1.22%	Aaa
Class A Notes	Senior Secured Floating Rate	149,500	SOFR + 1.22%	Aaa
Class B Notes	Senior Secured Floating Rate	38,100	SOFR + 1.75%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	48,000	SOFR + 2.05%	Not rated
Class D Notes	Mezzanine Secured Deferrable Floating Rate	52,200	SOFR + 3.15%	Not rated

Total Secured Notes		505,800
Subordinated Notes (1)		97,850	None	Not rated

Total 2021-2 Notes		$603,650

(1)	The Company retained all of the Subordinated Notes issued in the 2021-2 Debt Securitization which are eliminated in consolidation.
The 2021-2 Notes mature in October 2034, unless redeemed by the 2021-2 Issuers, at the direction of the Company as holder of the Subordinated Notes on any business day after October 20, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2021-2 Issuers. The Class A-L Loans, Class A Notes, Class B Notes, Class C Notes and Class D Notes are the secured obligations of the 2021-2 Issuers and the Subordinated Notes are the unsecured obligations of BCRED BSL CLO 2 Issuer. The indenture governing the 2021-2 Notes and the credit agreement governing the Class A-L Loans include customary covenants and events of default.
The 2021-2 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.
The Company serves as collateral manager to BCRED BSL CLO 2 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
2021-1 MML Debt Securitization
On December 15, 2021, the Company completed a $1,001.0 million term debt securitization (the
“MML 2021-1 Debt Securitization”
). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the MML 2021-1 Debt Securitization (collectively, the
“MML 2021-1 Notes”
) were issued by BCRED MML CLO 2021-1 LLC (the
“MML 2021-1 Issuer”
), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.
The following table presents information on the secured and unsecured notes issued in the MML 2021-1 Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A Loans	Senior Secured Floating Rate	$50,000	SOFR + 1.48%	Aaa
Class A Notes	Senior Secured Floating Rate	480,000	SOFR + 1.48%	Aaa
Class B Notes	Senior Secured Floating Rate	80,000	SOFR + 1.90%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	80,000	SOFR + 2.60%	A2

Total Secured Notes		690,000
Subordinated Notes (1)		311,000	None	Not rated

Total MML 2021-1 Notes		$1,001,000

(1)	The Company retained all of the Subordinated Notes issued in the 2021-1 MML Debt Securitization which are eliminated in consolidation.
The Company retained all of the Subordinated Notes issued in the Debt Securitization in part in exchange for the Company’s sale and contribution to the Issuer of the initial closing date portfolio. The Debt is scheduled to mature on January 15, 2035; however the Debt may be redeemed by the Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after December 15, 2023. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuer. The Class A Notes, the Class A Loans, Class B Notes and Class C Notes are secured obligations of the Issuer, the Subordinated Notes are the unsecured obligations of the Issuer, and the indenture governing the Notes and the credit agreement governing the Class A Loans, each include customary covenants and events of default.
The MML 2021-1 Debt has not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.
The Company serves as collateral manager to the MML 2021-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
2022-1 MML Debt Securitization
On March 15, 2022, the Company completed a $1,090.0 million term debt securitization (the
“MML
2022-1
Debt Securitization”
). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the MML 2022-1 Debt Securitization (collectively, the
“MML 2022-1 Notes”
) were issued by BCRED MML CLO 2022-1 LLC (the
“MML 2022-1 Issuer”
), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.
The following table presents information on the secured and unsecured notes issued in the MML 2022-1 Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-1 Notes	Senior Secured Floating Rate	$525,000	SOFR + 1.65%	Aaa
Class A-2 Notes	Senior Secured Fixed	80,000	3.41%	Aaa
Class B Notes	Senior Secured Floating Rate	66,000	SOFR + 2.00%	Aa2
Class C Notes	Mezzanine Secured Deferrable Floating Rate	88,000	SOFR + 2.75%	A2

Total Secured Notes		759,000
Subordinated Notes (1)		331,360	None	Not rated

Total MML 2022-1 Notes		$1,090,360

(1)	The Company retained all of the Subordinated Notes issued in the MML 2022-1 Debt Securitization which are eliminated in consolidation.
The Company retained all of the Subordinated Notes issued in the MML 2022-1 Debt Securitization in part in exchange for the Company’s sale and contribution to the MML 2022-1 Issuer of the initial closing date portfolio. The MML 2022-1 Notes are scheduled to mature on April 20, 2035; however the MML 2022-1 Notes may be redeemed by the MML 2022-1 Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after April 20, 2024. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the MML 2022-1 Issuers. The Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes are secured obligations of the MML 2022-1 Issuer, the Subordinated Notes are the unsecured obligations of the MML 2022-1 Issuer, and the indenture governing the MML 2022-1 Notes includes customary covenants and events of default.
MML 2022-1 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.
The Company serves as collateral manager to the MML 2022-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
2022-1 BSL Debt Securitization
On June 9, 2022, the Company completed a $589.8 million term debt securitization (the
“2022-1 BSL Debt Securitization”
). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2022-1 BSL Debt

Securitization (collectively, the
“2022-1 BSL Notes”
) were issued by BCRED BSL CLO 2022-1, Ltd. (the
“2022-1 BSL Issuer”
), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and BCRED BSL CLO 2022-1, LLC (the
“2022-1 BSL
Co-Issuer”
), and are primarily secured by a diversified portfolio of broadly syndicated loans and participation interests therein.
The following table presents information on the secured and unsecured notes issued in the 2022-1 BSL Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-1A Notes	Senior Secured Floating Rate	$292,000	SOFR + 1.58%	Aaa (sf)
Class A-1B Notes	Senior Secured Fixed Rate	50,000	4.34%	Aaa (sf)
Class A-2 Notes	Senior Secured Floating Rate	12,000	SOFR + 2.00%	AAA (sf)
Class B-1 Notes	Senior Secured Floating Rate	40,000	SOFR + 2.35%	AA (sf)
Class B-2 Notes	Senior Secured Fixed Rate	26,000	4.98%	AA (sf)
Class C Notes (1)	Secured Deferrable Floating Rate	51,000	SOFR + 2.60%	A (sf)
Class D Notes (1)	Mezzanine Secured Deferrable Floating Rate	39,000	SOFR + 3.69%	BBB- (sf)
Class E Notes (1)	Junior Secured Deferrable Floating Rate	21,000	SOFR + 7.33%	BB- (sf)

Total Secured Notes		531,000
Subordinated Notes (1)		58,750	None	Not rated

Total 2022-1 BSL Notes		$589,750

(1)	The Company retained all of the Class C Notes, the Class D Notes, the Class E Notes and the Subordinated Notes issued in the 2022-1 BSL Debt Securitization which are eliminated in consolidation.
The Company retained all of the Class C Notes, the Class D Notes, the Class E Notes and the Subordinated Notes issued in the 2022-1 BSL Debt Securitization. The 2022-1 BSL Notes are scheduled to mature on July 20, 2035; however the 2022-1 BSL Notes may be redeemed by the 2022-1 BSL Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after, in the case of any Class of Notes other than the Class A-1 Notes, July 20, 2024, and in the case of the Class A-1 Notes, July 20, 2035. The Class A-1 Notes, Class A-2 Notes, Class B Notes, Class C Notes and Class D Notes are secured obligations of the 2022-1 BSL Issuer and the 2022-1 BSL Co-Issuer, the Class E Notes are the secured obligations of the 2022-1 BSL Issuer, the Subordinated Notes are the unsecured obligations of the 2022-1 BSL Issuer, and the indenture governing the 2022-1 BSL Notes includes customary covenants and events of default.
The 2022-1 BSL Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the 2022-1 BSL Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
2022-2 MML Debt Securitization
On August 12, 2022, the Company completed a $498.1 million term debt securitization (the
“MML 2022-2 Debt Securitization”
). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes and loans offered in the MML 2022-2 Debt Securitization (collectively, the
“Debt”
) were issued (or incurred, as applicable) by BCRED MML CLO 2022-2 LLC (the
“MML 2022-2 Issuer”
), a wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of middle market loans and participation interests therein.
The following table presents information on the secured and unsecured notes issued and the secured loans incurred in the MML 2022-2 Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A-L Notes	Senior Secured Floating Rate	$275,000	SOFR + 2.10%	Aaa (sf)
Class B-1 Notes	Senior Secured Floating Rate	14,000	SOFR + 3.35%	Aa2
Class B-2 Notes	Senior Secured Fixed Rate	11,500	5.88%	Aa2
Class C Notes (1)	Mezzanine Secured Deferrable Floating Rate	40,500	SOFR + 2.50%	A2

Total Secured Notes		341,000
Subordinated Notes (1)	Subordinated	157,105	None	Not rated

Total Debt		$498,105

(1)	The Company retained all of the Class C Notes and the Subordinated Notes issued in the 2022-2 MML Debt Securitization which are eliminated in consolidation.
The Company retained all of the Class C Notes and the Subordinated Notes issued in the MML 2022-2 Debt Securitization in part in exchange for the Company’s sale and contribution to the MML 2022-2 Issuer of the initial closing date portfolio. The Debt is scheduled to mature on July 18, 2034; however the Debt may be redeemed by the MML 2022-2 Issuer, at the direction of the Company as holder of the Subordinated Notes, on any business day after August 12, 2024. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the Issuers. The Class A-L Loans, Class B-1 Notes, Class B-2 Notes and Class C Notes are secured obligations of the MML 2022-2 Issuer, the Subordinated Notes are the unsecured obligations of the MML 2022-2 Issuer, and the indenture governing the Debt includes customary covenants and events of default.
The Debt has not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.

The Company serves as collateral manager to the MML 2022-2 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
2023-1 CLO Debt Securitization
On December 13, 2023, the Company completed a $492.7 million term debt securitization (the
“2023-1 Debt Securitization”
). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2023-1 Debt Securitization (collectively, the
“2023-1 Notes”
) were issued by BCRED CLO 2023-1 LLC (the
“2023-1 Issuer”
), an indirectly wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of private credit loans and participation interests therein.
The following table presents information on the secured and unsecured notes issued and the secured loans incurred in the 2023-1 Debt Securitization:

		December 31, 2023
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A Notes	Senior Secured Floating Rate	$272,500	SOFR + 2.30%	Aaa (sf)
Class B Notes	Senior Secured Floating Rate	32,500	SOFR + 3.00%	Aa2 (sf)
Class C Notes (1)	Mezzanine Secured Deferrable Floating Rate	34,000	SOFR + 4.00%	A2 (sf)

Total Secured Notes		339,000
Subordinated Notes (1)	Subordinated	153,665	None	Not Rated

Total Debt		$492,665

(1)
The Company (through its wholly-owned and consolidated subsidiary, 2023-1 Depositor) retained all of the Class C Notes and the Subordinated Notes issued in the 2023-1 Debt Securitization which are eliminated in consolidation.

The Company (through its wholly-owned and consolidated subsidiary, 2023-1 Depositor) retained all of the Class C Notes and the Subordinated Notes issued in the 2023-1 Debt Securitization in part in exchange for the Company’s sale and contribution to the 2023-1 Issuer of the initial closing date portfolio. The 2023-1 Notes are scheduled to mature on January 20, 2036; however the 2023-1 Notes may be redeemed by the 2023-1 Issuer, at the direction of the Company as holder of the Subordinated Notes (through 2023-1 Depositor), on any business day after December 13, 2025. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2023-1 Issuer. The Class A Notes, Class B Notes and Class C Notes are secured obligations of the 2023-1 Issuer, the Subordinated Notes are the unsecured obligations of the 2023-1 Issuer, and the indenture governing the 2023-1 Notes includes customary covenants and events of default.
The 2023-1 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.
The Company serves as collateral manager to the 2023-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.

Short-Term Borrowings
Master Repurchase Agreements
On June 15, 2021 and June 16, 2021, the Company entered into Master Repurchase Agreements (the
“Repurchase Agreements”
) with certain banks to provide short-term borrowings which the Company utilizes from time-to-time to manage its working capital needs. As part of the Repurchase Agreements, the Company can sell a security to the lender for cash with an agreement to buy it back in the future at a pre-determined price. The Company’s ability to draw down borrowings under the agreement is subject to 1940 Act leverage limitations and dependent on the Company pledging eligible assets to the banks as collateral. No commitment fees were paid in connection with execution of these agreements.
Certain of the Company’s investments serve as collateral for the Company’s obligations under the Repurchase Agreements and the carrying value of pledged investments were $59.1 million and $426.8 million as of December 31, 2023 and December 31, 2022, respectively.
Short-term borrowings under the Repurchase Agreements bore interest at an average applicable margin of 6.35% and 4.38% per annum as of December 31, 2023 and December 31, 2022, respectively. As of December 31, 2023 and December 31, 2022, respectively, the Company had $28.5 million and $253.7 million of short-term borrowings under the Repurchase Agreements.
Other Short-Term Borrowings
In order to finance certain investment transactions, the Company may, from time to time, enter into financing agreements, whereby the Company transfers to a third party an investment that it holds in exchange for cash for a period of time, generally not to exceed 180-days from the date it was transferred (each a
“Short Term Financing Transaction”
). At the expiration of the agreement, the Company returns the cash and interest to the third party and receives the original investment transferred.
As of December 31, 2023 the Company had no Short-Term Financing Transactions with a third party.
As of December 31, 2022, the Company had $365.7 million of borrowings under Short-Term Financing Transactions. Certain of the Company’s investments serve as collateral for the Company’s obligations under the Short-Term Financing Transactions and the carrying value of pledged investments was $371.0 million as of December 31, 2022. Short-term borrowings under Short-Term Financing Transactions bore interest at an applicable margin of 7.35% per annum as of December 31, 2022.
In accordance with ASC 860, Transfers and Servicing, the Repurchase Agreements and the Short Term Financing Transactions meet the criteria for secured borrowings. Accordingly, the investment financed by these agreements remains on the Company’s Consolidated Statements of Assets and Liabilities as an asset, and the Company records a liability to reflect its obligation to a third party which is reported as debt on the Company’s Consolidated Statements of Assets and Liabilities. The obligation is secured by the respective investment that is the subject of the agreement. Interest expense associated with the Master Repurchase Agreements and the Short Term Financing Transactions is reported on the Company’s Consolidated Statements of Operations within Interest expense.

The Company’s outstanding debt obligations were as follows:

	December 31, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility (3)	$1,650,000	$242,243	$242,243	$—	$1,407,757	$1,290,994
Castle Peak Funding Facility (3)	1,600,000	1,121,681	1,121,681	—	478,319	186,042
Summit Peak Funding Facility (3)	2,300,000	286,046	286,046	—	2,013,954	1,575,278
Denali Peak Funding Facility	750,000	562,800	562,800	—	187,200	187,200
Bushnell Peak Funding Facility	600,000	465,300	465,300	—	134,700	134,512
Granite Peak Funding Facility	750,000	563,600	563,600	—	186,400	86,337
Middle Peak Funding Facility	1,000,000	600,950	600,950	—	399,050	278,721
Bison Peak Funding Facility	1,500,000	703,200	703,200	—	796,800	796,800
Blanca Peak Funding Facility	1,500,000	1,375,090	1,375,090	—	124,910	124,910
Windom Peak Funding Facility (3)	2,150,000	967,477	967,477	—	1,182,523	1,182,505
Monarch Peak Funding Facility	2,000,000	1,400,400	1,400,400	—	599,600	330,688
Borah Peak Funding Facility	400,000	130,000	130,000	—	270,000	81,124
Naomi Peak Funding Facility	400,000	385,000	385,000	—	15,000	15,000
Meridian Peak Funding Facility	350,000	246,000	246,000	—	104,000	104,000
Haydon Peak Funding Facility	250,000	49,000	49,000	—	201,000	201,000
Bear Peak Funding Facility (3)	551,975	360,531	360,531	—	191,444	191,444
Revolving Credit Facility (4)	5,150,000	1,131,025	1,131,025	—	4,018,975	4,018,453
June 2024 Notes (5)	435,000	435,000	426,970	612	—	—
June 2026 Notes	400,000	400,000	398,270	1,730	—	—
May 2027 Notes (5)	625,000	625,000	605,332	1,848	—	—
October 2027 Notes (5)	350,000	350,000	345,621	5,209	—	—
September 2024 Notes (5)	365,000	365,000	355,524	834	—	—
December 2026 Notes (5)	1,250,000	1,250,000	1,187,236	14,265	—	—
November 2026 Eurobonds	551,975	551,975	547,426	4,549	—	—
November 2024 Notes (5)	500,000	500,000	484,566	1,454	—	—
March 2027 Notes	1,000,000	1,000,000	991,311	8,689	—	—
January 2025 Notes (5)	500,000	500,000	483,230	1,796	—	—
January 2029 Notes	650,000	650,000	641,028	8,972	—	—
March 2025 Notes (5)	900,000	900,000	871,800	3,596	—	—
April 2026 UK Bonds (5)	318,663	318,663	304,284	2,010	—	—

	December 31, 2023
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
September 2025 Notes (5)	$800,000	$800,000	$790,713	$7,471	$—	$—
November 2028 Notes (5)	500,000	500,000	501,424	11,536	—	—
2021-1 BSL Notes	663,000	663,000	662,083	917	—	—
2021-2 Notes	505,800	505,800	504,385	1,415	—	—
MML 2021-1 Debt	690,000	690,000	686,121	3,879	—	—
MML 2022-1 Debt	759,000	759,000	754,024	4,976	—	—
2022-1 BSL Debt	420,000	420,000	418,534	1,466	—	—
MML 2022-2 Debt	300,500	300,500	298,046	2,454	—	—
2023-1 Notes	305,000	305,000	303,044	1,956	—	—
Short-Term Borrowings	28,546	28,546	28,546	—	—	—

Total	$35,719,459	$23,407,827	$23,179,861	$91,634	$12,311,632	$10,785,008

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.
Under the Bard Peak Funding Facility, as of December 31, 2023, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 94.1 million
•	Euros (EUR) 69.0 million
•	British Pounds (GBP) 74.6 million
Under the Castle Peak Funding Facility, as of December 31, 2023, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 78.9 million
•	Euros (EUR) 46.4 million
•	British Pounds (GBP) 64.4 million
Under the Summit Peak Funding Facility, as of December 31, 2023, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 160.6 million
•	Euros (EUR) 27.9 million
•	British Pounds (GBP) 101.7 million
Under the Windom Peak Funding Facility, as of December 31, 2023, the Company had borrowings denominated in the following currencies:

•	British Pounds (GBP) 115.9 million
Under the Bear Peak Funding Facility, as of December 31, 2023, the Company had borrowings denominated in the following currencies:

•	Euros (EUR) 260.8 million
•	British Pounds (GBP) 57.0 million

(4)	Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of December 31, 2023, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 134.0 million
•	Euros (EUR) 8.0 million
•	British Pounds (GBP) 445.7 million
•	Swiss Franc (CHF) 52.9 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
Bard Peak Funding Facility (3)	$1,650,000	$1,235,414	$1,235,414	$—	$414,586	$414,586
Castle Peak Funding Facility (3)	1,600,000	1,146,600	1,146,600	—	453,400	166,697
Maroon Peak Funding Facility	300,000	300,000	300,000	—	—	—
Summit Peak Funding Facility (3)	2,300,000	1,691,844	1,691,844	—	608,156	15,377
Denali Peak Funding Facility	750,000	749,800	749,800	—	200	200
Bushnell Peak Funding Facility	600,000	400,000	400,000	—	200,000	69,559
Granite Peak Funding Facility	750,000	647,600	647,600	—	102,400	102,134
Middle Peak Funding Facility	800,000	596,950	596,950	—	203,050	203,050
Bison Peak Funding Facility	1,500,000	1,182,000	1,182,000	—	318,000	233,740
Blanca Peak Funding Facility	1,500,000	1,081,000	1,081,000	—	419,000	360,054
Windom Peak Funding Facility (3)	2,000,000	1,741,465	1,741,465	—	258,535	258,535
Monarch Peak Funding Facility	2,000,000	873,400	873,400	—	1,126,600	968,726
Borah Peak Funding Facility	400,000	223,000	223,000	—	177,000	35,951
2022-1 BSL WH	300,000	148,000	148,000	—	152,000	152,000
Naomi Peak Funding Facility	400,000	400,000	400,000	—	—	—
Meridian Peak Funding Facility	500,000	170,000	170,000	—	330,000	330,000
Haydon Peak Funding Facility	500,000	49,000	49,000	—	451,000	373,519
Bear Peak Funding Facility (3)	468,494	166,031	166,031	—	302,463	130,772
Revolving Credit Facility (4)	5,150,000	1,470,758	1,470,758	—	3,679,242	2,326,743
June 2024 Notes (5)	435,000	435,000	413,964	1,912	—	—
June 2026 Notes	400,000	400,000	397,611	2,389	—	—
May 2027 Notes (5)	625,000	625,000	596,809	2,402	—	—
October 2027 Notes (5)	350,000	350,000	345,618	3,356	—	—

	December 31, 2022
	Aggregate Principal Committed	Outstanding Principal	Carrying Value (net of unamortized issuance costs)	Unamortized Debt Issuance Costs	Unused Portion (1)	Amount Available (2)
September 2024 Notes (5)	$365,000	$365,000	$345,352	$2,015	$—	$—
December 2026 Notes (5)	1,250,000	1,250,000	1,162,596	19,084	—	—
November 2026 Eurobonds	534,975	534,975	529,223	5,752	—	—
November 2024 Notes (5)	500,000	500,000	471,337	3,083	—	—
March 2027 Notes	1,000,000	1,000,000	988,597	11,403	—	—
January 2025 Notes (5)	500,000	500,000	470,441	3,460	—	—
January 2029 Notes	650,000	650,000	639,254	10,746	—	—
March 2025 Notes (5)	900,000	900,000	853,358	6,527	—	—
April 2026 UK Bonds (5)	301,725	301,725	278,946	2,890	—	—
September 2025 Notes (5)	800,000	800,000	786,332	10,952	—	—
2021-1 BSL Notes	663,000	663,000	661,997	1,003	—	—
2021-2 Notes	505,800	505,800	504,255	1,545	—	—
MML 2021-1 Debt	690,000	690,000	685,884	4,116	—	—
MML 2022-1 Debt	759,000	759,000	753,600	5,400	—	—
2022-1 BSL Debt	420,000	420,000	418,408	1,592	—	—
MML 2022-2 Debt	300,500	300,500	297,837	2,663	—	—
Short-Term Borrowings	619,377	619,377	619,377	—	—	—

Total	$36,037,871	$26,842,239	$26,493,658	$102,290	$9,195,632	$6,141,643

(1)	The unused portion is the amount upon which commitment fees, if any, are based.
(2)	The amount available reflects any limitations related to each respective credit facility’s borrowing base.
(3)	Under certain SPV Financing Facilities, the company is permitted to borrow in USD and currencies other currencies.
Under the Bard Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 94.1 million
•	Euros (EUR) 66.0 million
•	British Pounds (GBP) 50.0 million
Under the Castle Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 48.8 million
•	Euros (EUR) 36.0 million
•	British Pounds (GBP) 42.4 million
Under the Summit Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 132.7 million
•	British Pounds (GBP) 6.1 million
Under the Windom Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	British Pounds (GBP) 43.6 million

Under the Bear Peak Funding Facility, as of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Euros (EUR) 75.0 million
•	British Pounds (GBP) 50.7 million

(4)	Under the Revolving Credit Facility, the Company is permitted to borrow in USD or certain other currencies. As of December 31, 2022, the Company had borrowings denominated in the following currencies:

•	Canadian Dollars (CAD) 247.1 million
•	Euros (EUR) 49.0 million
•	British Pounds (GBP) 608.8 million
•	Swiss Franc (CHF) 102.6 million

(5)	Carrying value is inclusive of adjustment for the change in fair value of effective hedge relationship.
As of December 31, 2023 and December 31, 2022, $311.2 million and $395.8 million, respectively, of interest expense and $11.4 million and $12.9 million, respectively, of unused commitment fees were included in interest payable.
For the years ended December 31, 2023, 2022 and 2021, the weighted average interest rate on all borrowings outstanding was 6.93%, 4.03% and 2.21%, respectively (including unused fees and accretion of net discounts on unsecured debt) and the average principal debt outstanding was $24,905.9 million, $23,930.7 million and $6,153.4 million, respectively.
The components of interest expense were as follows:

	For the Year Ended December 31,
	2023	2022	2021
Borrowing interest expense	$1,639,410	$908,086	$127,795
Facility unused fees	61,182	34,472	5,236
Amortization of deferred financing costs	31,362	25,136	8,834
Amortization of original issue discount and debt issuance costs	27,699	20,823	3,069
Gain (loss) from interest rate swaps accounted for as hedges and the related hedged items:
Interest rate swaps	(110,174)	248,311	—
Hedged items	109,958	(246,290)	—

Total interest expense	$1,759,437	$990,538	$144,929

Cash paid for interest expense	$1,946,485	$799,997	$83,793
Note 8. Commitments and Contingencies
The Company’s investment portfolio may contain debt investments which are in the form of lines of credit or delayed draw commitments, which require us to provide funding when requested by portfolio companies in accordance with underlying loan agreements. As of December 31, 2023 and December 31, 2022, the Company had unfunded commitments, including delayed draw terms loans and revolvers, in the aggregate amount of $5,370.8 million and $6,343.1 million, respectively.
Additionally, from time to time, the Adviser and its affiliates may commit to an investment on behalf of the investment vehicles it manages, including the Company. Certain terms of these investments are not finalized at the time of the commitment and each respective investment vehicles’ allocation may change prior to the date of funding. In this regard, as of December 31, 2023 and December 31, 2022, the Company estimates that it had $399.5 million and $1,219.5 million, respectively, of investments that are committed but not yet funded.
As of December 31, 2023 and December 31, 2022, $340.8 million and $282.3 million, respectively, of capital committed remained uncalled from the Company in relation to capital commitments to Emerald JV, Verdelite JV and SLC.
The Adviser agreed to bear all of the Company’s expenses, including organization and offering expenses, through January 7, 2021, the date on which the Company broke escrow for the initial offering of its Common Shares, on which date the Company became obligated to reimburse the Adviser for such advanced expenses upon breaking escrow for the offering.
From time to time, the Company may become a party to certain legal proceedings incidental to the normal course of its business. At December 31, 2023, management is not aware of any pending or threatened material litigation.
Warehousing Transactions
The Company entered into two warehousing transactions whereby the Company agreed, subject to certain conditions, to purchase certain assets from parties unaffiliated with the Adviser. Such warehousing transactions were designed to assist the Company in deploying capital upon receipt of subscription proceeds. One of these warehousing transactions related primarily to originated or anchor investments in middle market loans (the
“Facility Agreement”
). The other warehouse related primarily to broadly syndicated loans (the
“Syndicated Warehouse”
and, together with Facility Agreement, the
“Warehousing Transactions”
).
Facility Agreement
On November 2, 2020, the Company entered into the Facility Agreement, which was subsequently amended and restated on November 16, 2020, December 7, 2020 and December 28, 2020 with Goldman Sachs Bank USA (the
“Financing Provider”
). Under the Facility Agreement, if the Company received subscriptions of at least $400 million (the
“Capital Condition”
), the Company, or its designee, has a forward obligation to purchase certain investments (the
“Portfolio Investments”
) from the Financing Provider, who is obligated to sell such investments. The Portfolio Investments will generally consist of originated and anchor loans to private companies consistent with the Company’s investment strategy. Pursuant to the Facility Agreement, the Company may request that the Financing Provider acquire such Portfolio Investments as the Company may designate from time to time, which the Financing Provider can approve or reject in its sole and absolute discretion. The Company elected to purchase, and in certain events the Company was required to purchase, from the Financing Provider one or more Portfolio Investments on or before June 30, 2021 (the
“Facility End Date”
). Prior to any sale to the Company, the Portfolio Investments will be owned and held solely for the account of the Financing Provider. Until such time as the Company satisfied the Capital Condition, which occurred on January 7, 2021, it had no obligation to purchase the Portfolio Investments nor be entitled to any benefits or subject to any obligations under the Facility Agreement unless it waived the Capital Condition. In consideration for the forward arrangement provided by the Financing Provider (the amount of the arrangement will not exceed $200 million prior to December 15, 2020, not exceed $300 million on or after December 15, 2020 and prior to December 28, 2020, not exceed $500 million on or after December 28, 2020 and prior to January 18, 2021 and will not exceed $300 million on or after January 18, 2021 up to the Facility End Date (the
“Financing Amount”
), the Company has agreed to pay, subject to satisfying the Capital Condition, certain fees and expenses to the Financing Provider, including (i) a financing fee at an annual rate of LIBOR plus 1.70% multiplied by the sum of the relevant principal amount for each Portfolio Investment, (ii) an unused fee at an annual rate of 0.50% of the unused Financing Amount and (iii) a structuring fee equal to $1.453 million which is payable on the earlier of the termination date or the Facility End Date. As a general matter, the price the Company would pay to purchase any

Portfolio Investment from the Financing Provider equals the cash amount paid by the Financing Provider subject to adjustment for, among other things, principal repayments and interest amounts earned by the Financing Provider.
Effective January 7, 2021, the Company had a contractual obligation to acquire all assets under the Facility Agreement through a forward purchase agreement on or before June 30, 2021. The mark-to-market gain/loss of all investments held by the Financing Provider, in addition to other economic rights and obligations held by the Company, are recognized in the Company’s consolidated financial statements. These gains (losses) are realized at the time the Company settles on the purchases of each underlying asset from the Financing Provider.
For the year ended December 31, 2021 the Company acquired $610.6 million of investments from the Financing Provider, resulting in net realized gains of $3.7 million.
Following the acquisition of all the assets held by the Financing Provider, the Facility Agreement was terminated on June 22, 2021.
Syndicated Warehouse
On November 3, 2020, the Company entered into a purchase and sale agreement (the
“PSA”
) with Sente Master Fund, L.P. and Vibrant Ambar Fund, Ltd. (together, the
“Sellers”
). Under the PSA, if the Company has raised at least $200 million of equity capital by April 15, 2021, then the Company or its designee must arrange one or more transactions sufficient to repay all outstanding amounts under the Syndicated Warehouse with commitments of up to $255 million of Maple Park CLO, Ltd. (
“Maple Park”
), an entity expected to hold primarily broadly syndicated loans with a target portfolio size of $300 million that is managed by an affiliate of the Company, and to redeem in full the subordinated notes (the
“Subordinated Notes”
) issued by Maple Park. The Company satisfied the condition described above on January 7, 2021.
Under the PSA, this transaction may be structured to include a purchase by the Company or its designee of the Subordinated Notes, if any, held by the unaffiliated Sellers. The purchase price to be paid to the Sellers (the
“Purchase Price”
) would equal (i) the notional amount of the Subordinated Notes held by the Sellers and (ii) the Sellers’ pro rata share of interest and fee collections on the portfolio of loans held by Maple Park in excess of the outstanding advances under the Syndicated Warehouse. In addition, at any time prior to April 15, 2021, the Company or its designee will have the right, but not the obligation, to purchase the Subordinated Notes held by the Sellers at the Purchase Price.
On January 8, 2021, the Company exercised its right to acquire the equity interests of the Syndicated Warehouse, effectively acquiring the assets and liabilities of Maple Park for a total purchase price of $45.7 million, which included $2.8 million paid to a minority interest holder shortly thereafter. This transaction resulted in a realized gain of $2.3 million, which represented the excess of fair value of the net assets acquired over the total consideration paid for the Subordinated Notes in the Syndicated Warehouse on the date of acquisition.

The following table summarizes the assets and liabilities of Maple Park as of the acquisition date:

January 8, 2021
ASSETS
Investments at fair value	$300,464
Cash and cash equivalents	1,679
Interest receivable	394

Total assets	302,537

LIABILITIES
Debt	134,000
Payable for investments purchased	120,451
Interest payable	33

Total liabilities	254,484

NET ASSETS
Total net assets	48,053

Total liabilities and net assets	$302,537

Note 9. Net Assets
The following table presents transactions in Common Shares during the year ended December 31, 2023 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	172,155,545	$4,301,597
Share transfers between classes	46,741,153	1,160,908
Distributions reinvested	31,244,345	779,404
Share repurchases	(106,798,719)	(2,667,420)
Early repurchase deduction	—	199

Net increase (decrease)	143,342,324	$3,574,688

CLASS S
Subscriptions	97,788,907	$2,442,624
Share transfers between classes	(2,790,572)	(69,353)
Distributions reinvested	13,972,434	348,634
Share repurchases	(17,647,552)	(441,447)
Early repurchase deduction	—	213

Net increase (decrease)	91,323,217	$2,280,671

CLASS D
Subscriptions	10,437,577	$259,923
Share transfers between classes	(43,951,096)	(1,091,555)
Distributions reinvested	728,009	18,060
Share repurchases	(557,743)	(13,828)
Early repurchase deduction	—	12

Net increase (decrease)	(33,343,253)	$(827,388)

Total net increase (decrease)	201,322,288	$5,027,971

The following table presents transactions in Common Shares during the year ended December 31, 2022 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	299,758,354	$7,657,964
Share transfers between classes	2,883,597	72,944
Distributions reinvested	20,643,452	520,100
Share repurchases	(78,639,416)	(1,938,513)
Early repurchase deduction	—	3,833

Net increase (decrease)	244,645,987	$6,316,328

CLASS S
Subscriptions	151,557,777	$3,867,398
Share transfers between classes	(1,117,876)	(27,793)
Distributions reinvested	8,108,844	204,169
Share repurchases	(8,432,731)	(208,436)
Early repurchase deduction	—	828

Net increase (decrease)	150,116,014	$3,836,166

CLASS D
Subscriptions	32,952,511	$837,827
Share transfers between classes	(1,765,721)	(45,151)
Distributions reinvested	1,465,842	36,842
Share repurchases	(671,166)	(16,537)
Early repurchase deduction	—	104

Net increase (decrease)	31,981,466	$813,085

Total net increase (decrease)	426,743,467	$10,965,579

The following table presents transactions in Common Shares during the year ended December 31, 2021 (dollars in thousands except share amounts):

	Shares	Amount
CLASS I
Subscriptions	341,024,028	$8,753,643
Share transfers between classes	799,544	20,647
Distributions reinvested	5,398,688	139,405
Share repurchases	(632,764)	(16,399)
Early repurchase deduction	—	249

Net increase (decrease)	346,589,496	$8,897,545

CLASS S
Subscriptions	131,072,273	$3,376,654
Share transfers between classes	(253,649)	(6,557)
Distributions reinvested	1,616,499	41,775
Share repurchases	(10,023)	(260)
Early repurchase deduction	—	77

Net increase (decrease)	132,425,100	$3,411,689

CLASS D
Subscriptions	17,218,211	$445,077
Share transfers between classes	(545,895)	(14,090)
Distributions reinvested	142,144	3,679
Share repurchases	—	—
Early repurchase deduction	—	8

Net increase (decrease)	16,814,460	$434,674

Total net increase (decrease)	495,829,056	$12,743,908

Net Asset Value per Share and Offering Price
The Company determines NAV for each class of shares as of the last day of each calendar month. Share issuances related to monthly subscriptions are effective the first calendar day of each month. Shares are issued at an offering price equivalent to the most recent NAV per share available for each share class, which will be the prior calendar day NAV per share (i.e., the prior month-end NAV). The following table presents each month-end NAV per share for Class I, Class S and Class D Common Shares during the year ended December 31, 2023:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D
January 31, 2023	$24.85	$24.85	$24.85
February 28, 2023	24.84	24.84	24.84
March 31, 2023	24.77	24.77	24.77
April 30, 2023	24.87	24.87	24.87
May 31, 2023	24.74	24.74	24.74
June 30, 2023	24.86	24.86	24.86
July 31, 2023	24.98	24.98	24.98
August 31, 2023	25.04	25.04	25.04
September 30, 2023	25.23	25.23	25.23
October 31, 2023	25.18	25.18	25.18
November 30, 2023	25.23	25.23	25.23
December 31, 2023	25.39	25.39	25.39

The following table presents each month-end NAV per share for Class I, Class S and Class D Common Shares during the year ended December 31, 2022:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D
January 31, 2022	$25.93	$25.93	$25.93
February 28, 2022	25.80	25.80	25.80
March 31, 2022	25.82	25.82	25.82
April 30, 2022	25.76	25.76	25.76
May 31, 2022	25.28	25.28	25.28
June 30, 2022	24.80	24.80	24.80
July 31, 2022	25.02	25.02	25.02
August 31, 2022	25.12	25.12	25.12
September 30, 2022	24.62	24.62	24.62
October 31, 2022	24.60	24.60	24.60
November 30, 2022	24.73	24.73	24.73
December 31, 2022	24.59	24.59	24.59
The following table presents each month-end NAV per share for Class I, Class S and Class D Common Shares during the year ended December 31, 2021:

	NAV Per Share
For the Months Ended	Class I	Class S	Class D (1)
January 31, 2021	$25.25	$25.25	$—
February 28, 2021	25.36	25.36	—
March 31, 2021	25.49	25.49	—
April 30, 2021	25.59	25.59	—
May 31, 2021	25.80	25.80	25.80
June 30, 2021	25.81	25.81	25.81
July 31, 2021	25.80	25.80	25.80
August 31, 2021	25.84	25.84	25.84
September 30, 2021	25.90	25.90	25.90
October 31, 2021	25.93	25.93	25.93
November 30, 2021	25.91	25.91	25.91
December 31, 2021	25.93	25.93	25.93

(1)	Class D commenced on May 1, 2021, at which time the Company first accepted subscriptions at a NAV per share of $25.59.
Distributions
The Board authorizes and declares monthly distribution amounts per share of Class I, Class S and Class D Common Shares.

The following tables present distributions that were declared and payable during the year ended December 31, 2023:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2100	$125,726
February 24, 2023	February 28, 2023	March 29, 2023	0.2100	127,513
March 23, 2023	March 31, 2023	April 28, 2023	0.2100	138,990
April 19, 2023	April 30, 2023	May 26, 2023	0.2100	135,044
May 17, 2023	May 31, 2023	June 27, 2023	0.2100	137,362
June 20, 2023	June 30, 2023	July 27, 2023	0.2100	142,770
July 19, 2023	July 31, 2023	August 28, 2023	0.2100	138,028
August 17, 2023	August 31, 2023	September 27, 2023	0.2200	148,342
September 20, 2023	September 30, 2023	October 27, 2023	0.2200	153,681
October 18, 2023	October 31, 2023	November 27, 2023	0.2200	156,483
November 20, 2023	November 30, 2023	December 29, 2023	0.2200	160,165
December 19, 2023	December 31, 2023	January 29, 2024	0.2200	165,395

			$2.5700	$1,729,499

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.1926	$55,316
February 24, 2023	February 28, 2023	March 29, 2023	0.1924	56,106
March 23, 2023	March 31, 2023	April 28, 2023	0.1924	57,471
April 19, 2023	April 30, 2023	May 26, 2023	0.1925	58,078
May 17, 2023	May 31, 2023	June 27, 2023	0.1924	59,351
June 20, 2023	June 30, 2023	July 27, 2023	0.1925	61,185
July 19, 2023	July 31, 2023	August 28, 2023	0.1924	62,065
August 17, 2023	August 31, 2023	September 27, 2023	0.2023	67,089
September 20, 2023	September 30, 2023	October 27, 2023	0.2023	69,591
October 18, 2023	October 31, 2023	November 27, 2023	0.2021	71,145
November 20, 2023	November 30, 2023	December 29, 2023	0.2022	73,684
December 19, 2023	December 31, 2023	January 29, 2024	0.2021	76,320

			$2.3582	$767,401

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 25, 2023	January 31, 2023	February 24, 2023	$0.2049	$10,247
February 24, 2023	February 28, 2023	March 29, 2023	0.2048	10,343
March 23, 2023	March 31, 2023	April 28, 2023	0.2048	1,659
April 19, 2023	April 30, 2023	May 26, 2023	0.2048	1,591
May 17, 2023	May 31, 2023	June 27, 2023	0.2048	1,564
June 20, 2023	June 30, 2023	July 27, 2023	0.2048	1,649
July 19, 2023	July 31, 2023	August 28, 2023	0.2048	2,551
August 17, 2023	August 31, 2023	September 27, 2023	0.2148	2,635
September 20, 2023	September 30, 2023	October 27, 2023	0.2148	2,908
October 18, 2023	October 31, 2023	November 27, 2023	0.2147	3,161
November 20, 2023	November 30, 2023	December 29, 2023	0.2148	3,256
December 19, 2023	December 31, 2023	January 29, 2024	0.2147	3,318

			$2.5075	$44,882

The following tables present distributions that were declared and payable during the year ended December 31, 2022:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1740	$66,686
February 23, 2022	February 28, 2022	March 25, 2022	0.1740	75,042
March 23, 2022	March 31, 2022	April 28, 2022	0.1740	82,959
April 20, 2022	April 30, 2022	May 27, 2022	0.1740	89,838
May 24, 2022	May 31, 2022	June 29, 2022	0.1740	96,450
June 27, 2022	June 30, 2022	July 27, 2022	0.1740	100,372
July 20, 2022	July 31, 2022	August 29, 2022	0.1740	102,863
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	42,578	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1740	105,836
September 7, 2022	September 30, 2022	October 26, 2022	0.1740	108,483
October 19, 2022	October 31, 2022	November 29, 2022	0.1900	116,878
November 23, 2022	November 30, 2022	December 29, 2022	0.1900	118,609
December 5, 2022	December 30, 2022	January 27, 2023	0.2100	132,959

			$2.2260	$1,239,553

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1556	$23,816
February 23, 2022	February 28, 2022	March 25, 2022	0.1556	26,598
March 23, 2022	March 31, 2022	April 28, 2022	0.1557	29,834
April 20, 2022	April 30, 2022	May 27, 2022	0.1557	32,985
May 24, 2022	May 31, 2022	June 29, 2022	0.1558	35,893
June 27, 2022	June 30, 2022	July 27, 2022	0.1561	38,018
July 20, 2022	July 31, 2022	August 29, 2022	0.1564	39,451
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	18,159	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1563	40,547
September 7, 2022	September 30, 2022	October 26, 2022	0.1563	41,985
October 19, 2022	October 31, 2022	November 29, 2022	0.1726	47,396
November 23, 2022	November 30, 2022	December 29, 2022	0.1726	48,524
December 5, 2022	December 30, 2022	January 27, 2023	0.1926	55,342

			$2.0113	$478,548

			Class D
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 26, 2022	January 31, 2022	February 24, 2022	$0.1686	$3,469
February 23, 2022	February 28, 2022	March 25, 2022	0.1686	3,961
March 23, 2022	March 31, 2022	April 28, 2022	0.1686	4,551
April 20, 2022	April 30, 2022	May 27, 2022	0.1686	5,126
May 24, 2022	May 31, 2022	June 29, 2022	0.1686	5,699
June 27, 2022	June 30, 2022	July 27, 2022	0.1687	6,190
July 20, 2022	July 31, 2022	August 29, 2022	0.1688	6,555
July 20, 2022	August 21, 2022	September 1, 2022	0.0700	2,933	(1)
August 24, 2022	August 31, 2022	September 28, 2022	0.1688	7,073
September 7, 2022	September 30, 2022	October 26, 2022	0.1688	7,401
October 19, 2022	October 31, 2022	November 29, 2022	0.1849	8,469
November 23, 2022	November 30, 2022	December 29, 2022	0.1849	8,792
December 5, 2022	December 30, 2022	January 27, 2023	0.2049	10,084

			$2.1628	$80,303

(1)	Represents a special distribution.
The following tables present distributions that were declared and payable during the year ended December 31, 2021:

			Class I
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2021	January 31, 2021	February 24, 2021	$0.1151	$3,431
February 24, 2021	February 28, 2021	March 29, 2021	0.1427	7,206
March 30, 2021	March 31, 2021	April 28, 2021	0.1458	10,483
April 23, 2021	April 30, 2021	May 26, 2021	0.1510	15,074
May 25, 2021	May 31, 2021	June 28, 2021	0.1563	19,336
June 29, 2021	June 30, 2021	July 28, 2021	0.1667	24,261
June 29, 2021	June 30, 2021	July 28, 2021	0.1233	17,944	(1)
July 21, 2021	July 31, 2021	August 27, 2021	0.1740	31,252
August 25, 2021	August 31, 2021	September 28, 2021	0.1740	36,103
September 27, 2021	September 30, 2021	October 27, 2021	0.1740	42,453
October 25, 2021	October 31, 2021	November 26, 2021	0.1740	46,729
November 23, 2021	November 30, 2021	December 29, 2021	0.1740	53,420
November 15, 2021	December 21, 2021	December 22, 2021	0.0700	24,295	(1)
December 21, 2021	December 31, 2021	January 28, 2022	0.1740	60,389

			$2.1149	$392,376

			Class S
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
January 29, 2021	January 31, 2021	February 24, 2021	$0.1008	$277
February 24, 2021	February 28, 2021	March 29, 2021	0.1250	827
March 30, 2021	March 31, 2021	April 28, 2021	0.1281	1,426
April 23, 2021	April 30, 2021	May 26, 2021	0.1329	2,994
May 25, 2021	May 31, 2021	June 28, 2021	0.1382	4,607
June 29, 2021	June 30, 2021	July 28, 2021	0.1484	6,391
June 29, 2021	June 30, 2021	July 28, 2021	0.1233	5,311	(1)
July 21, 2021	July 31, 2021	August 27, 2021	0.1557	8,187
August 25, 2021	August 31, 2021	September 28, 2021	0.1557	9,376
September 27, 2021	September 30, 2021	October 27, 2021	0.1557	11,742
October 25, 2021	October 31, 2021	November 26, 2021	0.1557	14,400
November 23, 2021	November 30, 2021	December 29, 2021	0.1556	17,166
November 15, 2021	December 21, 2021	December 22, 2021	0.0700	9,270	(1)
December 21, 2021	December 31, 2021	January 28, 2022	0.1556	20,607

			$1.9007	$112,581

			Class D (2)
Declaration Date	Record Date	Payment Date	Distribution Per Share	Distribution Amount
May 25, 2021	May 31, 2021	June 28, 2021	$0.1510	$205
June 29, 2021	June 30, 2021	July 28, 2021	0.1613	487
June 29, 2021	June 30, 2021	July 28, 2021	0.1233	373	(1)
July 21, 2021	July 31, 2021	August 27, 2021	0.1686	749
August 25, 2021	August 31, 2021	September 28, 2021	0.1686	997
September 27, 2021	September 30, 2021	October 27, 2021	0.1686	1,309
October 25, 2021	October 31, 2021	November 26, 2021	0.1686	1,654
November 23, 2021	November 30, 2021	December 29, 2021	0.1686	2,279
November 15, 2021	December 21, 2021	December 22, 2021	0.0700	1,177	(1)
December 21, 2021	December 31, 2021	January 28, 2022	0.1686	2,835

			$1.5172	$12,065

(1)	Represents a special distribution.
(2)	Class D commenced May 1, 2021
Distribution Reinvestment Plan
The Company has adopted a distribution reinvestment plan, pursuant to which it reinvests all cash dividends declared by the Board on behalf of its shareholders who do not elect to receive their dividends in cash. As a result, if the Board authorizes, and the Company declares, a cash dividend or other distribution, then shareholders who have not opted out of the Company’s distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares as described below, rather than receiving the cash dividend or other distribution. Distributions on fractional shares will be credited to each participating shareholder’s account to three decimal places. No action is required on the part of a registered shareholder to have his, her or its cash dividend or other distribution reinvested in our shares, except shareholders in certain states. Investors and clients of certain participating brokers in states that do not permit automatic enrollment in our distribution reinvestment plan will automatically receive their distributions in cash unless they elect to have their cash distributions reinvested in additional Common Shares.

Character of Distributions
The Company may fund its cash distributions to shareholders from any source of funds available to the Company, including but not limited to offering proceeds, net investment income from operations, capital gains proceeds from the sale of assets, dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies and expense support from the Adviser, which is subject to recoupment.
Through December 31, 2023, a portion of the Company’s distributions resulted from expense support from the Adviser, and future distributions may result from expense support from the Adviser, each of which is subject to repayment by the Company within three years from the date of payment. The purpose of this arrangement avoids distributions being characterized as a return of capital for U.S. federal income tax purposes. Shareholders should understand that any such distribution is not based solely on the Company’s investment performance, and can only be sustained if the Company achieves positive investment performance in future periods and/or the Adviser continues to provide expense support. Shareholders should also understand that the Company’s future repayments of expense support will reduce the distributions that they would otherwise receive. There can be no assurance that the Company will achieve the performance necessary to sustain these distributions, or be able to pay distributions at all.
Sources of distributions, other than net investment income and realized gains on a GAAP basis, include required adjustments to GAAP net investment income in the current period to determine taxable income available for distributions. The following table presents the sources of cash distributions on a GAAP basis that the Company has declared on its Common Shares during the year ended December 31, 2023:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.5700	$1,729,499	$2.3582	$767,401	$2.5075	$44,882
Net realized gains	—	—	—	—	—	—

Total	$2.5700	$1,729,499	$2.3582	$767,401	$2.5075	$44,882

The following table presents the sources of cash distributions on a GAAP basis that the Company has declared on its Common Shares during the year ended December 31, 2022:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.2260	$1,239,553	$2.0113	$478,548	$2.1628	$80,303
Net realized gains	—	—	—	—	—	—

Total	$2.2260	$1,239,553	$2.0113	$478,548	$2.1628	$80,303

The following table presents the sources of cash distributions on a GAAP basis that the Company has declared on its Common Shares during the year ended December 31, 2021:

	Class I		Class S		Class D
Source of Distribution	Per Share	Amount	Per Share	Amount	Per Share	Amount
Net investment income	$2.0955	$385,660	$1.8813	$110,018	$1.4978	$11,740
Net realized gains	0.0194	6,716	0.0194	2,563	0.0194	325

Total	$2.1149	$392,376	$1.9007	$112,581	$1.5172	$12,065

Share Repurchase Program
The Company has implemented a share repurchase program under which, at the discretion of the Board, the Company may repurchase, in each quarter, up to 5% of the NAV of the Company’s Common Shares outstanding

(either by number of shares or aggregate NAV) as of the close of the previous calendar quarter. For the avoidance of doubt, such target amount is assessed each calendar quarter. The Board may amend or suspend the share repurchase program at any time (including to offer to purchase fewer shares) if in its reasonable judgment it deems such action to be in the best interest of shareholders, such as when a repurchase offer would place an undue burden on the Company’s liquidity, adversely affect the Company’s operations or risk having an adverse impact on the Company that would outweigh the benefit of the repurchase offer. As a result, share repurchases may not be available each quarter, or may only be available in an amount less than 5% of our Common Shares outstanding. The Company intends to conduct such repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Securities Exchange Act of 1934, as amended, and the 1940 Act. Additionally, pursuant to Rule 23c-1(a)(10) under the 1940 Act, the Company may also repurchase its outstanding Common Shares outside of the share repurchase program. All shares purchased pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.
Under the share repurchase program, to the extent the Company offers to repurchase shares in any particular quarter, it is expected to repurchase shares pursuant to tender offers using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be repurchased at 98% of such NAV (an
“Early Repurchase Deduction”
). The one-year holding period will be satisfied if at least one year has elapsed from (a) the issuance date of the applicable Common Shares to (b) the subscription date immediately following the valuation date used in the repurchase of such Common Shares. The Early Repurchase Deduction may be waived in the case of repurchase requests arising from the death, divorce or qualified disability of the holder; in the event that a shareholder’s shares are repurchased because the shareholder has failed to maintain the $500 minimum account balance; due to trade or operational error; and repurchases of shares submitted by discretionary model portfolio management programs (and similar arrangements) as approved by the Company. In addition, the Company’s Common Shares are sold to certain feeder vehicles primarily created to hold the Company’s Common Shares that in turn offer interests in such feeder vehicles to non-U.S. persons. For such feeder vehicles and similar arrangements in certain markets, the Company will not apply the Early Repurchase Deduction to the feeder vehicles or underlying investors, often because of administrative or systems limitations. The Early Repurchase Deduction will be retained by the Company for the benefit of remaining shareholders.
During the years ended December 31, 2023, 2022, and 2021, 125,004,014, 87,743,313, and 642,787 shares were repurchased, respectively.

The following tables present the share repurchases completed during the years ended December 31, 2023, December 31, 2022, and the period ended December 31, 2021 (dollars in thousands except share and per share amounts):

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
February 28, 2023	36,061,530	3.9%	$24.77	March 31, 2023	$893,037	—
May 31, 2023	48,450,063	5.2%	$24.86	June 30, 2023	$1,204,418	—
August 31, 2023	19,508,786	2.0%	$25.23	September 30, 2023	$492,161	—
November 30, 2023	20,983,635	2.0%	$25.39	December 31, 2023	$532,655	—

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
February 28, 2022	2,146,916	0.4%	$25.82	March 31, 2022	$54,464	—
May 31, 2022	11,488,257	1.7%	$24.80	June 30, 2022	$282,505	—
August 31, 2022	26,978,603	3.2%	$24.62	September 30, 2022	$663,415	—
November 30, 2022	47,129,537	5.2%	$24.59	December 31, 2022	$1,158,337	—

Repurchase deadline request	Total Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Repurchased (1)	Price Paid Per Share	Repurchase Pricing Date	Amount Repurchased (all classes) (3)	Maximum number of shares that may yet be purchased under the repurchase plan (2)
May 28, 2021	48,738	0.1%	$25.81	June 30, 2021	$1,233	—
August 31, 2021	113,735	0.1%	$25.90	September 30, 2021	$2,887	—
November 30, 2021	480,314	0.1%	$25.93	December 31, 2021	$12,205	—

(1)	Percentage is based on total shares as of the close of the previous calendar quarter.
(2)	All repurchase requests were satisfied in full.
(3)	Amounts shown net of Early Repurchase Deduction.

Note 10. Financial Highlights and Senior Securities
The following are the financial highlights for the year ended December 31, 2023:

	Year Ended December 31, 2023
	Class I	Class S	Class D
Per Share Data (1):
Net asset value, beginning of period	$24.59	$24.59	$24.59
Net investment income	3.08	2.87	3.02
Net change in unrealized and realized gain (loss)	0.29	0.29	0.29

Net increase (decrease) in net assets resulting from operations	3.37	3.16	3.31
Distributions from net investment income (2)	(2.57)	(2.36)	(2.51)
Distributions from net realized gains (2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.57)	(2.36)	(2.51)

Early repurchase deduction fees (5)	—	—	—

Total increase (decrease) in net assets	0.80	0.80	0.80

Net asset value, end of period	$25.39	$25.39	$25.39

Shares outstanding, end of period	734,579,940	373,864,258	15,452,672
Total return based on NAV (3)	14.4%	13.4%	14.1%
Ratios:
Ratio of net expenses to average net assets (4)	10.3%	11.1%	10.6%
Ratio of net investment income to average net assets (4)	12.3%	11.5%	12.0%
Portfolio turnover rate	13.5%	13.5%	13.5%
Supplemental Data:
Net assets, end of period	$18,649,595	$9,492,496	$392,346
Asset coverage ratio	221.9%	221.9%	221.9%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(3)
Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)
For the year ended December 31, 2023, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2023, the ratio of total operating expenses to average net assets was 10.3%, 11.1%, and 10.6% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.0%, 0.0% and 0.0% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share, for Class S and Class D.

The following are the financial highlights for the year ended December 31, 2022:

	Year Ended December 31, 2022
	Class I	Class S	Class D
Per Share Data (1):
Net asset value, beginning of period	$25.93	$25.93	$25.93
Net investment income	2.44	2.23	2.38
Net change in unrealized and realized gain (loss)	(1.56)	(1.56)	(1.56)

Net increase (decrease) in net assets resulting from operations	0.88	0.67	0.82
Distributions from net investment income (2)	(2.23)	(2.01)	(2.16)
Distributions from net realized gains (2)	—	—	—

Net increase (decrease) in net assets from shareholders’ distributions	(2.23)	(2.01)	(2.16)

Early repurchase deduction fees (5)	0.01	—	—

Total increase (decrease) in net assets	(1.34)	(1.34)	(1.34)

Net asset value, end of period	$24.59	$24.59	$24.59

Shares outstanding, end of period	591,237,616	282,541,041	48,795,925
Total return based on NAV (3)	3.6%	2.7%	3.3%
Ratios:
Ratio of net expenses to average net assets (4)	7.5%	8.4%	8.0%
Ratio of net investment income to average net assets (4)	9.8%	9.0%	9.6%
Portfolio turnover rate	21.2%	21.2%	21.2%
Supplemental Data:
Net assets, end of period	$14,537,932	$6,947,313	$1,199,819
Asset coverage ratio	184.5%	184.5%	184.5%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(3)
Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(4)
For the year ended December 31, 2022, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2022, the ratio of total operating expenses to average net assets was 7.5%, 8.4%, and 8.0% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.0%, 0.0% and 0.0% on Class I, Class S and Class D, respectively, of average net assets.

(5)	The per share amount rounds to less than $0.01 per share.

The following are the financial highlights for the year ended December 31, 2021:

	Year Ended December 31, 2021
	Class I	Class S	Class D (6)
Per Share Data (1):
Net asset value, beginning of period	$25.00	$25.00	$25.59
Net investment income	2.20	1.99	1.46
Net change in unrealized and realized gain (loss) (2)	0.84	0.84	0.39

Net increase (decrease) in net assets resulting from operations	3.04	2.83	1.85
Distributions from net investment income (3)	(2.09)	(1.88)	(1.49)
Distributions from net realized gains (3)	(0.02)	(0.02)	(0.02)

Net increase (decrease) in net assets from shareholders’ distributions	(2.11)	(1.90)	(1.51)

Early repurchase deduction fees (7)	—	—	—

Total increase (decrease) in net assets	0.93	0.93	0.34

Net asset value, end of period	$25.93	$25.93	$25.93

Shares outstanding, end of period	346,591,556	132,425,100	16,814,460
Total return based on NAV (4)	12.6%	11.6%	7.4%
Ratios:
Ratio of net expenses to average net assets (5)	4.8%	5.9%	5.7%
Ratio of net investment income to average net assets (5)	8.6%	7.8%	8.3%
Portfolio turnover rate	29.1%	29.1%	29.1%
Supplemental Data:
Net assets, end of period	$8,985,674	$3,433,213	$435,933
Asset coverage ratio	170.2%	170.2%	170.2%

(1)	The per share data was derived by using the weighted average shares outstanding during the period.
(2)
For the year ended December 31, 2021, the amount shown does not correspond with the aggregate amount for the period as it includes a $0.31, $0.38 and $0.15 impact, on Class I, Class S and Class D, respectively, from the effect of the timing of capital transactions.

(3)	The per share data for distributions was derived by using the actual shares outstanding at the date of the relevant transactions (refer to Note 9).
(4)
Total return is calculated as the change in NAV per share during the period, plus distributions per share (assuming dividends and distributions are reinvested in accordance with the Company’s distribution reinvestment plan) divided by the beginning NAV per share. Total return does not include upfront transaction fee, if any.

(5)
For the year ended December 31, 2021, amounts are annualized except for organizational costs and management fee and income based incentive fee waivers by the Adviser. For the year ended December 31, 2021, the ratio of total operating expenses to average net assets was 5.4%, 6.3%, and 5.9% on Class I, Class S and Class D respectively, on an annualized basis, excluding the effect of expense support/(recoupment) and management fee and income based incentive fee waivers by the Adviser which represented 0.6%, 0.5% and 0.2% on Class I, Class S and Class D, respectively, of average net assets.

(6)	Class D commenced on May 1, 2021.
(7)	The per share amount rounds to less than $0.01 per share.

The following is information about the Company’s senior securities as of the dates indicated in the table below:

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
Bard Peak Funding Facility
December 31, 2023	$242,243	$2,219	—	N/A
December 31, 2022	1,235,414	1,845	—	N/A
December 31, 2021	879,000	1,702	—	N/A
Castle Peak Funding Facility
December 31, 2023	1,121,681	2,219	—	N/A
December 31, 2022	1,146,600	1,845	—	N/A
December 31, 2021	1,171,809	1,702	—	N/A
Maroon Peak Funding Facility
December 31, 2023	—	—	—	N/A
December 31, 2022	300,000	1,845	—	N/A
December 31, 2021	483,952	1,702	—	N/A
Summit Peak Funding Facility
December 31, 2023	286,046	2,219	—	N/A
December 31, 2022	1,691,844	1,845	—	N/A
December 31, 2021	1,643,154	1,702	—	N/A
Denali Peak Funding Facility
December 31, 2023	562,800	2,219	—	N/A
December 31, 2022	749,800	1,845	—	N/A
December 31, 2021	668,400	1,702	—	N/A
Bushnell Peak Funding Facility
December 31, 2023	465,300	2,219	—	N/A
December 31, 2022	400,000	1,845	—	N/A
December 31, 2021	395,500	1,702	—	N/A
Granite Peak Funding Facility
December 31, 2023	563,600	2,219	—	N/A
December 31, 2022	647,600	1,845	—	N/A
December 31, 2021	248,000	1,702	—	N/A
Middle Peak Funding Facility
December 31, 2023	600,950	2,219	—	N/A
December 31, 2022	596,950	1,845	—	N/A
December 31, 2021	799,550	1,702	—	N/A
Bison Peak Funding Facility
December 31, 2023	703,200	2,219	—	N/A
December 31, 2022	1,182,000	1,845	—	N/A
December 31, 2021	1,320,800	1,702	—	N/A
Blanca Peak Funding Facility
December 31, 2023	1,375,090	2,219	—	N/A
December 31, 2022	1,081,000	1,845	—	N/A
December 31, 2021	892,800	1,702	—	N/A
Windom Peak Funding Facility
December 31, 2023	967,477	2,219	—	N/A
December 31, 2022	1,741,465	1,845	—	N/A
December 31, 2021	989,759	1,702	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
Monarch Peak Funding Facility
December 31, 2023	1,400,400	2,219	—	N/A
December 31, 2022	873,400	1,845	—	N/A
December 31, 2021	567,400	1,702	—	N/A
Borah Peak Funding Facility
December 31, 2023	130,000	2,219	—	N/A
December 31, 2022	223,000	1,845	—	N/A
2022-1 BSL WH
December 31, 2023	—	—	—	N/A
December 31, 2022	148,000	1,845	—	N/A
Naomi Peak Funding Facility
December 31, 2023	385,000	2,219	—	N/A
December 31, 2022	400,000	1,845	—	N/A
Meridian Peak Funding Facility
December 31, 2023	246,000	2,219	—	N/A
December 31, 2022	170,000	1,845	—	N/A
Haydon Peak Funding Facility
December 31, 2023	49,000	2,219	—	N/A
December 31, 2022	49,000	1,845	—	N/A
Bear Peak Funding Facility
December 31, 2023	360,531	2,219	—	N/A
December 31, 2022	166,031	1,845	—	N/A
Revolving Credit Facility
December 31, 2023	1,131,025	2,219	—	N/A
December 31, 2022	1,470,758	1,845	—	N/A
December 31, 2021	1,144,422	1,702	—	N/A
June 2024 Notes
December 31, 2023	435,000	2,219	—	N/A
December 31, 2022	435,000	1,845	—	N/A
December 31, 2021	435,000	1,702	—	N/A
June 2026 Notes
December 31, 2023	400,000	2,219	—	N/A
December 31, 2022	400,000	1,845	—	N/A
December 31, 2021	400,000	1,702	—	N/A
May 2027 Notes
December 31, 2023	625,000	2,219	—	N/A
December 31, 2022	625,000	1,845	—	N/A
October 2027 Notes
December 31, 2023	350,000	2,219	—	N/A
December 31, 2022	350,000	1,845	—	N/A
September 2024 Notes
December 31, 2023	365,000	2,219	—	N/A
December 31, 2022	365,000	1,845	—	N/A
December 31, 2021	365,000	1,702	—	N/A
December 2026 Notes
December 31, 2023	1,250,000	2,219	—	N/A
December 31, 2022	1,250,000	1,845	—	N/A
December 31, 2021	1,250,000	1,702	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
November 2026 Eurobonds
December 31, 2023	551,975	2,219	—	N/A
December 31, 2022	534,975	1,845	—	N/A
December 31, 2021	569,958	1,702	—	N/A
November 2024 Notes
December 31, 2023	500,000	2,219	—	N/A
December 31, 2022	500,000	1,845	—	N/A
December 31, 2021	500,000	1,702	—	N/A
March 2027 Notes
December 31, 2023	1,000,000	2,219	—	N/A
December 31, 2022	1,000,000	1,845	—	N/A
December 31, 2021	1,000,000	1,702	—	N/A
January 2025 Notes
December 31, 2023	500,000	2,219	—	N/A
December 31, 2022	500,000	1,845	—	N/A
January 2029 Notes
December 31, 2023	650,000	2,219	—	N/A
December 31, 2022	650,000	1,845	—	N/A
March 2025 Notes
December 31, 2023	900,000	2,219	—	N/A
December 31, 2022	900,000	1,845	—	N/A
April 2026 UK Bonds
December 31, 2023	318,663	2,219	—	N/A
December 31, 2022	301,725	1,845	—	N/A
September 2025 Notes
December 31, 2023	800,000	2,219	—	N/A
December 31, 2022	800,000	1,845	—	N/A
November 2028 Notes
December 31, 2023	500,000	2,219	—	N/A
2021-1 BSL Notes
December 31, 2023	663,000	2,219	—	N/A
December 31, 2022	663,000	1,845	—	N/A
December 31, 2021	663,000	1,702	—	N/A
2021-2 Notes
December 31, 2023	505,800	2,219	—	N/A
December 31, 2022	505,800	1,845	—	N/A
December 31, 2021	505,800	1,702	—	N/A
MML 2021-1 Debt
December 31, 2023	690,000	2,219	—	N/A
December 31, 2022	690,000	1,845	—	N/A
December 31, 2021	690,000	1,702	—	N/A
MML 2022-1 Debt
December 31, 2023	759,000	2,219	—	N/A
December 31, 2022	759,000	1,845	—	N/A
2022-1 BSL Debt
December 31, 2023	420,000	2,219	—	N/A
December 31, 2022	420,000	1,845	—	N/A

Class and Period	Total Amount Outstanding Exclusive of Treasury Securities (1)	Asset Coverage per Unit (2)	Involuntary Liquidating Preference per Unit (3)	Average Market Value per Unit (4)
MML 2022-2 Debt
December 31, 2023	300,500	2,219	—	N/A
December 31, 2022	300,500	1,845	—	N/A
2023-1 Notes
December 31, 2023	305,000	2,219	—	N/A
Short-Term Borrowings
December 31, 2023	28,546	2,219	—	N/A
December 31, 2022	619,377	1,845	—	N/A
December 31, 2021	718,156	1,702	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented, in thousands.
(2)
Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)	Not applicable because the senior securities are not registered for public trading.
As of December 31, 2023 and December 31, 2022, the aggregate principal amount of indebtedness outstanding was $23.4 billion and $26.8 billion, respectively.
Note 11. Joint Ventures
BCRED Emerald JV
BCRED Emerald JV LP (
“Emerald JV”
), a Delaware limited liability company, was formed as a joint venture between the Company and a large North American pension fund (the
“Emerald JV Partner”
), and commenced operations on January 18, 2022 and operates under a limited liability company agreement. The Emerald JV’s principal purpose is to make investments, primarily in senior secured loans that are made to middle-market companies or in broadly syndicated loans.
The Company and the Emerald JV partner initially committed to contribute up to $1,500.0 million and $500.0 million of capital, respectively, to the Emerald JV. The Company initially contributed $733.4 million of cash, and the Emerald JV Partner contributed net assets of $244.5 million (i.e., $977.8 million in net assets contributed less $733.4 million in cash received by the Emerald JV Partner) to the Emerald JV in exchange for initial equity ownership interests of 75% and 25%, respectively.
On September 26, 2022, the Company and the Emerald JV Partner agreed to increase their capital commitments to the Emerald JV to $2,250.0 million and $750.0 million, respectively. The Company made capital contributions to the Emerald JV in an aggregate amount of $940.5 million (consisting of cash capital contributions of $670.2 million and an in-kind capital contribution of investments valued at $270.3 million), the Emerald JV Partner made capital contributions to the Emerald JV of approximately $313.5 million (consisting of a cash contribution of $251.4 million and an in-kind capital contribution of investments valued at $62.1 million), and certain of the subsidiaries of the Company sold investments to the Emerald JV for an aggregate cash purchase price of $1,971.6 million.

On December 22, 2022, the Company made further capital contributions of $222.0 million (consisting of a cash contribution of $124.3 million and an in-kind contribution of investments valued at approximately $97.7 million), and the Emerald JV partner made further capital contributions of $74.0 million. After giving effect to the foregoing transactions, the equity ownership interests of the Company and the Emerald JV Partner in the Emerald JV remain 75% and 25%, respectively.
The Company and the Emerald JV partner may, from time-to-time, make additional contributions of capital or may receive returns of capital from the Emerald JV. As of December 31, 2023 and December 31, 2022, the Company had contributed $2,002.5 million and $2,115.0 million, respectively, and the Emerald JV Partner had contributed $667.5 million and $705.0 million of capital, respectively.
As of December 31, 2023 and December 31, 2022, $247.5 million and $135.0 million of capital remained uncalled from the Company and $82.5 million and $45.0 million of capital remained uncalled from the Emerald JV Partner, respectively. As of December 31, 2023 and December 31, 2022, the equity ownership interests of the Company and the Emerald JV Partner in the Emerald JV were 75% and 25%, respectively.
The Company and the Emerald JV Partner, through their joint control of the Emerald JV’s General Partner, have equal control of the Emerald JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Emerald JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Emerald JV must be approved by the Emerald JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Emerald JV Partner.
The Company has determined that the Emerald JV is an investment company under ASC 946, and in accordance with ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Further, the Company has a variable interest in the Emerald JV and has determined that the Emerald JV is a variable interest entity under
ASC 810 - Consolidation
(
“ASC 810”
)
.
However, the Company is not deemed to be the primary beneficiary of the Emerald JV as there is equal power between the Company and JV Partner. Accordingly, the Company does not consolidate the Emerald JV.
The Company’s investment in the Emerald JV is disclosed on the Company’s Consolidated Schedule of Investments as of December 31, 2023 and December 31, 2022.
The following table presents the consolidated schedule of investments of the Emerald JV as of December 31, 2023:
BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	SOFR + 4.00%	9.47%	1/29/2027	$2,947	$2,876	$2,955	0.11%
Atlas CC Acquisition Corp.	(10)	SOFR + 4.25%	9.90%	5/25/2028	9,817	9,506	9,169	0.34
Loar Group, Inc.	(4)(11)	SOFR + 7.25%	12.71%	10/16/2025	27,685	27,685	27,685	1.02
Peraton Corp.	(10)	SOFR + 3.75%	9.21%	2/1/2028	5,399	5,328	5,419	0.20
TransDigm Inc	(8)	SOFR + 3.25%	8.64%	2/22/2027	309	305	311	0.01
Vertex Aerospace Services Corp.	(10)	SOFR + 3.25%	8.71%	12/6/2028	2,948	2,958	2,954	0.11

						48,658	48,493	1.79

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	11.25%	6/11/2027	19,841	19,714	19,196	0.71
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	11.18%	6/11/2027	4,399	4,371	4,256	0.16
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	11.77%	12/9/2026	32,101	32,101	32,101	1.18
RWL Holdings, LLC	(4)(10)	SOFR + 5.75%	11.25%	12/31/2028	26,639	26,256	25,174	0.93
SEKO Global Logistics Network, LLC	(4)(11)	SOFR + 5.00%	10.72%	12/30/2026	27,539	27,441	26,988	1.00
SEKO Global Logistics Network, LLC	(4)(11)	SOFR + 4.75%	10.47%	12/30/2026	7,429	7,403	7,280	0.27

						117,286	114,995	4.25
Airlines
Air Canada	(10)	SOFR + 3.50%	9.14%	8/11/2028	3,940	3,912	3,957	0.15
American Airlines, Inc.	(10)	SOFR + 4.75%	10.34%	4/20/2028	3,434	3,524	3,532	0.13
Brown Group Holdings, LLC	(9)	SOFR + 2.75%	8.21%	6/7/2028	5,887	5,679	5,900	0.22
KKR Apple Bidco, LLC	(9)	SOFR + 2.75%	8.18%	9/23/2028	5,895	5,757	5,897	0.22
United Airlines, Inc.	(10)	SOFR + 3.75%	9.22%	4/21/2028	3,135	3,119	3,151	0.12

						21,991	22,437	0.84
Beverages
Triton Water Holdings, Inc.	(9)	SOFR + 3.25%	8.86%	3/31/2028	4,821	4,768	4,785	0.18
Building Products
Cornerstone Building Brands, Inc.	(9)	SOFR + 3.25%	8.71%	4/12/2028	1,470	1,449	1,473	0.05
CP Atlas Buyer, Inc.	(9)	SOFR + 3.75%	9.21%	11/23/2027	2,751	2,756	2,713	0.10
Fencing Supply Group Acquisition, LLC	(4)(11)	SOFR + 6.00%	11.64%	2/26/2027	19,487	19,427	19,194	0.71
Griffon Corporation	(9)	SOFR + 2.25%	7.79%	1/24/2029	2,305	2,256	2,311	0.09
Kodiak BP, LLC	(10)	SOFR + 3.25%	8.86%	3/12/2028	4,898	4,854	4,896	0.18
Latham Pool Products, Inc.	(7)(9)	SOFR + 4.00%	9.53%	2/23/2029	28,552	27,883	26,720	0.99
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	11.69%	4/7/2025	27,513	27,513	27,031	1.00
Tamko Building Product, LLC	(8)	SOFR + 3.50%	8.90%	9/20/2030	2,954	2,954	2,972	0.11
The Chamberlain Group, Inc.	(9)	SOFR + 3.25%	8.71%	11/3/2028	4,900	4,854	4,895	0.18
Windows Acquisition Holdings, Inc.	(4)(11)	SOFR + 6.50%	12.00%	12/29/2026	9,927	9,927	9,927	0.37

						103,873	102,132	3.78
Capital Markets
Advisor Group Holdings, Inc.	(8)	SOFR + 4.50%	9.86%	8/17/2028	9,026	8,942	9,066	0.33
AllSpring Buyer, LLC	(9)	SOFR + 3.25%	8.89%	11/1/2028	1,965	1,972	1,961	0.07
Apex Group Treasury, LLC	(9)	SOFR + 3.75%	9.38%	7/27/2028	1,081	1,068	1,078	0.04
First Lien Debt (continued)
Capital Markets (continued)
Apex Group Treasury, LLC	(4)(9)	SOFR + 5.00%	10.40%	7/27/2028	61,380	58,087	61,303	2.26
Citco Funding LLC	(9)	SOFR + 3.50%	8.59%	4/27/2028	7,284	7,135	7,316	0.27
Resolute Investment Managers, Inc.	(11)	SOFR + 6.50%	11.85%	4/30/2027	951	937	616	0.02
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.50%	10.95%	12/22/2027	90,087	89,136	89,186	3.29
Superannuation And Investments US, LLC	(9)	SOFR + 3.75%	9.22%	12/1/2028	1,960	1,969	1,967	0.07
The Edelman Financial Engines Center, LLC	(10)	SOFR + 3.50%	8.97%	4/7/2028	8,603	8,366	8,626	0.32

						177,612	181,119	6.67

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	9.96%	9/30/2026	2,940	2,940	2,927	0.11
Pigments Services, Inc.	(4)(11)(17)	SOFR + 8.35%	13.71%	4/14/2030	5,695	4,705	2,893	0.11
Pigments Services, Inc.	(4)(11)	SOFR + 8.35%	13.71 PIK %	4/14/2030	3,046	3,046	3,046	0.11

						10,691	8,866	0.33
Commercial Services & Supplies
Access CIG, LLC	(9)	SOFR + 5.00%	10.39%	8/18/2028	19,561	19,084	19,618	0.72
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	9.21%	5/12/2028	8,829	8,643	8,807	0.33
Allied Universal Holdco, LLC	(9)	SOFR + 4.75%	10.07%	5/12/2028	24,938	24,239	24,994	0.92
Anticimex, Inc.	(9)	SOFR + 3.15%	8.46%	11/16/2028	4,916	4,751	4,920	0.18
Anticimex, Inc.	(4)(9)	SOFR + 4.50%	9.92%	11/16/2028	24,688	23,677	24,595	0.91
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	9.22%	3/31/2028	3,513	3,512	3,489	0.13
EAB Global, Inc.	(9)	SOFR + 3.50%	8.97%	8/16/2028	4,905	4,835	4,905	0.18
First Advantage Holdings, LLC	(8)	SOFR + 2.75%	8.18%	1/31/2027	6,000	5,918	6,025	0.22
Foundational Education Group, Inc.	(4)(9)	SOFR + 4.25%	9.89%	8/31/2028	3,930	3,823	3,851	0.14
Garda World Security Corp.	(8)	SOFR + 4.25%	9.62%	2/1/2029	5,925	5,735	5,941	0.22
Garda World Security Corp.	(8)	SOFR + 4.25%	9.72%	10/30/2026	3,000	3,012	3,009	0.11
International SOS The Americas LP	(4)(9)	SOFR + 3.75%	9.40%	9/7/2028	1,960	1,965	1,967	0.07
Java Buyer, Inc.	(4)(10)	SOFR + 5.75%	11.23%	12/15/2027	12,604	12,448	12,572	0.46
JSS Holdings, Inc.	(4)(10)	SOFR + 6.00%	11.47%	12/17/2030	36,457	36,273	36,457	1.35
Knowledge Pro Buyer, Inc.	(4)(7)(10)	SOFR + 5.75%	11.21%	12/10/2027	20,847	20,555	20,847	0.77
KPSKY Acquisition, Inc.	(4)(10)(18)	SOFR + 5.35%	10.73%	10/19/2028	134,980	129,455	133,630	4.93
Polyphase Elevator Holding Co.	(4)(11)	SOFR + 5.50%	10.95%	6/23/2027	28,104	27,544	20,445	0.75
Recycle & Resource US, LLC	(9)	SOFR + 3.50%	9.11%	7/14/2028	2,940	2,950	2,770	0.10
Revspring, Inc.	(8)	SOFR + 4.00%	9.61%	10/11/2025	2,938	2,940	2,928	0.11
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	(9)	SOFR + 3.75%	9.22%	12/8/2028	4,669	4,648	4,669	0.17

						346,007	346,439	12.77
Construction & Engineering
Brookfield WEC Holdings, Inc.	(9)	SOFR + 2.75%	8.18%	8/1/2025	9,818	9,612	9,855	0.36
Pike Electric Corp.	(8)	SOFR + 3.00%	8.43%	1/21/2028	6,000	5,853	6,028	0.22
Refficiency Holdings, LLC	(10)	SOFR + 3.50%	8.96%	12/16/2027	4,418	4,390	4,430	0.16

						19,855	20,313	0.74
First Lien Debt (continued)
Construction Materials
Quikrete Holdings, Inc.	(8)	SOFR + 2.75%	8.18%	3/19/2029	3,915	3,915	3,931	0.15
White Cap Buyer, LLC	(9)	SOFR + 3.75%	9.11%	10/19/2027	5,128	4,988	5,145	0.19

						8,903	9,076	0.34
Containers & Packaging
Ascend Buyer, LLC	(4)(10)	SOFR + 6.40%	11.94%	9/29/2028	74,782	74,185	73,660	2.72
Berlin Packaging, LLC	(9)	SOFR + 3.75%	9.21%	3/11/2028	8,829	8,673	8,850	0.33
Charter NEX US, Inc.	(10)	SOFR + 3.75%	9.22%	12/1/2027	6,401	6,212	6,438	0.24
Graham Packaging Co, Inc.	(10)	SOFR + 3.00%	8.47%	8/4/2027	4,377	4,341	4,389	0.16
Novolex, Inc.	(9)	SOFR + 4.18%	9.63%	4/13/2029	5,895	5,705	5,928	0.22
ProAmpac PG Borrower, LLC	(10)	SOFR + 4.50%	9.89%	9/15/2028	2,947	2,947	2,957	0.11
Ring Container Technologies Group, LLC	(9)	SOFR + 3.50%	8.97%	8/12/2028	2,947	2,860	2,958	0.11
TricorBraun Holdings, Inc.	(9)	SOFR + 3.25%	8.72%	3/3/2028	7,225	7,002	7,194	0.27

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Trident TPI Holdings, Inc.	(9)	SOFR + 4.00%	9.61%	9/15/2028	5,892	5,727	5,883	0.22
Trident TPI Holdings, Inc.	(9)	SOFR + 4.50%	9.89%	9/15/2028	2,982	2,904	2,990	0.11

						120,556	121,247	4.49
Distributors
BP Purchaser, LLC	(4)(10)	SOFR + 5.50%	11.14%	12/10/2028	50,260	49,431	48,249	1.78
Bution Holdco 2, Inc.	(4)(11)	SOFR + 6.25%	11.73%	10/17/2025	22,446	22,365	22,446	0.83
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	11.52%	12/29/2026	15,551	15,574	15,551	0.57
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.50%	10.96%	11/2/2026	31,816	31,476	31,020	1.14
Marcone Yellowstone Buyer, Inc.	(4)(10)	SOFR + 6.25%	11.79%	6/23/2028	81,964	80,357	77,046	2.84
Tailwind Colony Holding Corporation	(4)(11)	SOFR + 6.50%	11.98%	11/13/2024	31,201	31,009	30,577	1.13
Unified Door & Hardware Group, LLC	(4)(11)	SOFR + 5.75%	11.20%	6/30/2025	39,199	39,144	38,415	1.42

						269,356	263,304	9.71
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 3.50%	8.96%	12/11/2028	8,061	7,836	7,936	0.29
BPPH2 Ltd	(4)(8)	S + 6.62%	11.80%	2/21/2030	GBP 26,000	30,780	32,644	1.20
Cambium Learning Group, Inc.	(4)(7)(10)	SOFR + 5.50%	11.02%	7/20/2028	34,616	34,616	34,616	1.28
Colibri Group, LLC	(10)	SOFR + 5.00%	10.58%	3/12/2029	3,930	3,901	3,935	0.15
EM Bidco Limited	(9)	SOFR + 4.25%	9.70%	7/6/2029	4,950	4,935	4,919	0.18
Express Wash Concepts, LLC	(4)(7)(11)	SOFR + 6.00%	11.42%	4/30/2027	28,707	28,131	27,883	1.03
Pre-Paid Legal Services, Inc.	(9)	SOFR + 3.75%	9.22%	12/15/2028	7,860	7,717	7,818	0.29
University Support Services, LLC	(9)	SOFR + 3.25%	8.71%	2/10/2029	9,025	8,856	9,038	0.33
Weld North Education, LLC	(9)	SOFR + 3.75%	9.22%	12/21/2027	1,961	1,947	1,963	0.07

						128,719	130,752	4.82
Diversified Financial Services
Barbri Holdings, Inc.	(4)(10)	SOFR + 5.75%	11.21%	4/28/2028	62,199	61,732	61,266	2.26
Mitchell International, Inc.	(9)	SOFR + 3.75%	9.40%	10/15/2028	8,351	8,145	8,360	0.31
Polaris Newco, LLC	(9)	SOFR + 4.00%	9.47%	6/2/2028	6,877	6,642	6,794	0.25
Sedgwick Claims Management Services, Inc.	(8)	SOFR + 3.75%	9.11%	2/24/2028	4,417	4,380	4,436	0.16

						80,899	80,856	2.98
First Lien Debt (continued)
Diversified Telecommunication Services
Zacapa, LLC	(9)	SOFR + 4.00%	9.35%	3/22/2029	5,895	5,819	5,892	0.22
Zayo Group Holdings, Inc.	(9)	SOFR + 4.33%	9.64%	3/9/2027	2,104	2,068	1,814	0.07

						7,887	7,706	0.29
Electric Utilities
Qualus Power Services Corp.	(4)(11)	SOFR + 4.75%	10.24%	3/26/2027	11,213	11,141	10,821	0.40
Electrical Equipment
Madison IAQ, LLC	(9)	SOFR + 3.25%	8.72%	6/21/2028	6,627	6,491	6,615	0.24
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(11)	SOFR + 6.00%	11.49%	12/23/2026	819	814	741	0.03
Albireo Energy, LLC	(4)(11)	SOFR + 6.00%	11.52%	12/23/2026	3,194	3,165	2,890	0.11
Albireo Energy, LLC	(4)(11)	SOFR + 6.00%	11.46%	12/23/2026	10,641	10,544	9,630	0.36
Infinite Bidco, LLC	(9)	SOFR + 3.75%	9.39%	3/2/2028	2,940	2,950	2,874	0.11

						17,473	16,135	0.61

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Energy Equipment & Services
Tetra Technologies, Inc.	(4)(11)	SOFR + 6.25%	11.71%		9/10/2025	22,793	22,793	22,793	0.84
Entertainment
CE Intermediate I, LLC	(9)	SOFR + 3.50%	9.02%		11/10/2028	4,912	4,909	4,876	0.18
Food Products
Froneri International PLC	(8)	SOFR + 2.25%	7.67%		1/29/2027	4,858	4,760	4,869	0.18
Ground Transportation
Quality Distribution LLC	(4)(11)	SOFR + 6.38%	11.83%		7/1/2028	80,307	79,515	80,307	2.96
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	SOFR + 3.75%	9.62%		2/27/2026	7,848	7,637	7,768	0.29
CPI Buyer, LLC	(4)(7)(10)	SOFR + 5.50%	11.15%		11/1/2028	139,557	136,390	135,339	4.99
CSHC Buyerco, LLC	(4)(7)(11)	SOFR + 4.75%	10.17%		9/8/2026	10,687	10,575	10,524	0.39
Mozart Borrower LP	(9)	SOFR + 3.25%	8.68%		10/23/2028	8,843	8,671	8,897	0.33
Natus Medical Incorporated	(4)(9)	SOFR + 5.50%	11.00%		7/20/2029	3,683	3,490	3,425	0.13
Resonetics, LLC	(10)	SOFR + 4.00%	9.65%		4/28/2028	2,940	2,932	2,946	0.11
Sunshine Luxembourg VII S.à r.l, LLC	(10)	SOFR + 3.50%	8.95%		10/1/2026	9,811	9,607	9,875	0.36

							179,302	178,774	6.60
Health Care Providers & Services
ACI Group Holdings, Inc.	(4)(10)	SOFR + 5.50%	10.96%		8/2/2028	136,004	134,811	134,644	4.97
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	SOFR + 6.25%	11.53%		5/7/2027	1,714	1,693	1,698	0.06
ADCS Clinics Intermediate Holdings, LLC	(4)(11)	SOFR + 6.25%	11.79%		5/7/2027	32,668	32,347	32,668	1.21
ADMI Corp.	(9)	SOFR + 3.75%	9.22%		12/23/2027	4,989	4,879	4,756	0.18
Amerivet Partners Management, Inc.	(4)(10)	SOFR + 5.50%	11.04%		2/25/2028	83,273	81,488	83,273	3.07
Canadian Hospital Specialties Ltd.	(4)(11)	C + 4.50%	9.93%		4/14/2028	CAD 29,621	21,556	22,075	0.81
CCBlue Bidco, Inc.	(4)(10)	SOFR + 6.25%	11.70 (incl. 2.75 PIK	% % )	12/21/2028	21,292	21,012	18,098	0.67
CHG Healthcare Services, Inc.	(9)	SOFR + 3.25%	8.68%		9/29/2028	591	572	593	0.02
DCA Investment Holdings, LLC	(4)(10)	SOFR + 6.41%	11.75%		4/3/2028	29,970	29,741	29,745	1.10
First Lien Debt (continued)
Health Care Providers & Services (continued)
Electron Bidco, Inc.	(9)	SOFR + 3.00%	8.43%		11/1/2028	6,878	6,729	6,903	0.25
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	11.55%		10/4/2026	28,815	28,815	28,671	1.06
Global Medical Response, Inc.	(11)	SOFR + 4.25%	9.93%		10/2/2025	4,904	4,846	3,866	0.14
ICS US Holdings, Inc.	(4)(9)	SOFR + 4.60%	9.90%		6/8/2028	35,000	33,144	33,163	1.22
Jayhawk Buyer, LLC	(4)(11)	SOFR + 5.00%	10.45%		10/15/2026	30,980	30,794	29,586	1.09
Midwest Physician Administrative Services, LLC	(10)	SOFR + 3.25%	8.86%		3/12/2028	2,940	2,943	2,675	0.10
Navigator Acquiror, Inc.	(4)(9)	SOFR + 5.50%	10.96%		7/16/2027	16,217	16,169	15,082	0.56
Navigator Acquiror, Inc.	(4)(7)(9)	SOFR + 5.50%	10.96%		7/16/2027	3,172	3,156	2,950	0.11
Onex TSG Intermediate Corp.	(10)	SOFR + 4.75%	10.39%		2/28/2028	1,960	1,970	1,939	0.07
Pathway Vet Alliance, LLC	(8)	SOFR + 3.75%	9.22%		3/31/2027	4,904	4,839	4,336	0.16
Pediatric Associates Holding Co., LLC	(9)	SOFR + 3.25%	8.72%		12/29/2028	3,932	3,920	3,814	0.14
Phoenix Guarantor, Inc.	(8)	SOFR + 3.25%	8.68%		3/5/2026	5,399	5,263	5,403	0.20

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Phoenix Guarantor, Inc.	(8)	SOFR + 3.50%	8.97%	3/5/2026	2,795	2,798	2,798	0.10
PSKW Intermediate, LLC	(4)(11)	SOFR + 6.25%	11.71%	3/9/2026	36,376	36,376	36,376	1.34
Radnet, Inc.	(10)	SOFR + 3.00%	8.36%	4/21/2028	4,058	4,059	4,076	0.15
Smile Doctors, LLC	(4)(7)(10)	SOFR + 5.75%	11.24%	12/23/2028	136,794	134,601	133,939	4.94
Smile Doctors, LLC	(4)(10)	SOFR + 5.75%	11.18%	12/23/2028	6,551	6,435	6,387	0.24
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	SOFR + 5.75%	11.20%	1/2/2029	15,264	15,016	14,659	0.54
U.S. Anesthesia Partners, Inc.	(9)	SOFR + 4.25%	9.71%	10/1/2028	869	872	797	0.03
US Oral Surgery Management Holdco, LLC	(4)(10)	SOFR + 6.00%	11.47%	11/18/2027	20,100	19,899	19,648	0.73
US Oral Surgery Management Holdco, LLC	(4)(7)(11)	SOFR + 6.00%	11.45%	11/18/2027	7,977	7,865	7,754	0.29
WHCG Purchaser III, Inc.	(4)(10)	SOFR + 5.75%	11.36%	6/22/2028	6,284	6,197	3,833	0.14
WHCG Purchaser III, Inc.	(4)(7)(10)	SOFR + 5.75%	11.36%	6/22/2026	739	731	450	0.02

						705,536	696,655	25.71
Health Care Technology
GHX Ultimate Parent Corp	(9)	SOFR + 4.75%	10.12%	6/30/2027	4,496	4,401	4,514	0.17
GI Ranger Intermediate, LLC	(4)(10)	SOFR + 5.75%	11.25%	10/29/2028	44,363	43,802	44,363	1.64
Netsmart Technologies, Inc.	(10)	SOFR + 3.75%	9.22%	10/1/2027	3,892	3,864	3,904	0.14
Project Ruby Ultimate Parent Corp.	(4)(10)	SOFR + 5.75%	11.18%	3/10/2028	49,375	48,225	49,252	1.82
Waystar Technologies, Inc.	(8)	SOFR + 4.00%	9.47%	10/22/2026	6,878	6,741	6,912	0.26

						107,033	108,945	4.03
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	SOFR + 3.50%	8.97%	8/17/2028	6,877	6,709	6,896	0.25
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	9.36%	1/27/2029	6,878	6,640	6,889	0.25
GVC Finance LLC	(9)	SOFR + 3.50%	8.99%	10/31/2029	906	896	908	0.03
GVC Holdings Gibraltar, Ltd.	(9)	SOFR + 2.50%	7.99%	3/29/2027	2,947	2,902	2,959	0.11
IRB Holding Corp.	(10)	SOFR + 3.00%	8.46%	12/15/2027	7,298	7,153	7,319	0.27
Scientific Games Holdings LP	(9)	SOFR + 3.25%	8.66%	4/4/2029	1,975	1,893	1,978	0.07
Tacala Investment Corp.	(10)	SOFR + 4.00%	9.47%	2/5/2027	7,859	7,743	7,901	0.29
Twin River Worldwide Holdings, Inc.	(9)	SOFR + 3.25%	8.93%	10/2/2028	3,326	3,255	3,161	0.12
Whatabrands, LLC	(9)	SOFR + 3.00%	8.47%	8/3/2028	8,686	8,454	8,712	0.32

						45,645	46,723	1.71
First Lien Debt (continued)
Household Durables
AI Aqua Merger Sub, Inc.	(9)	SOFR + 3.75%	9.09%	7/31/2028	8,889	8,641	8,907	0.33
Industrial Conglomerates
Engineered Machinery Holdings, Inc.	(10)	SOFR + 3.50%	9.11%	5/19/2028	3,930	3,816	3,913	0.14
FCG Acquisitions, Inc.	(9)	SOFR + 3.75%	9.22%	3/31/2028	8,834	8,648	8,852	0.33
SPX Flow, Inc.	(9)	SOFR + 4.50%	9.96%	4/5/2029	1,743	1,688	1,751	0.06
Vertical US Newco, Inc.	(9)	SOFR + 3.50%	9.38%	7/30/2027	4,020	3,995	4,034	0.15
Victory Buyer, LLC	(9)	SOFR + 3.75%	9.39%	11/19/2028	9,846	9,379	9,379	0.35

						27,526	27,929	1.03
Insurance
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	11.46%	10/2/2028	46,359	45,620	46,359	1.71
Alliant Holdings Intermediate, LLC	(9)	SOFR + 3.50%	8.86%	11/6/2030	2,415	2,415	2,429	0.09
AssuredPartners, Inc.	(9)	SOFR + 3.50%	8.82%	2/12/2027	6,135	6,056	6,157	0.23
Baldwin Risk Partners, LLC	(9)	SOFR + 3.50%	8.97%	10/14/2027	6,867	6,796	6,878	0.25
BroadStreet Partners, Inc.	(8)	SOFR + 3.00%	8.43%	1/27/2027	7,850	7,680	7,870	0.29

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Foundation Risk Partners Corp.	(4)(10)	SOFR + 6.00%	11.45%	10/29/2028	76,026	75,418	76,026	2.81
Galway Borrower, LLC	(4)(10)	SOFR + 5.25%	10.70%	9/29/2028	44,347	43,463	43,682	1.61
High Street Buyer, Inc.	(4)(10)	SOFR + 5.75%	11.25%	4/14/2028	6,715	6,676	6,715	0.25
Howden Group Holdings Limited	(10)	SOFR + 3.25%	8.75%	11/12/2027	4,417	4,418	4,432	0.16
NFP Corp.	(8)	SOFR + 3.25%	8.72%	2/15/2027	9,171	8,970	9,229	0.34
PGIS Intermediate Holdings, LLC	(4)(10)	SOFR + 5.50%	10.93%	10/16/2028	63,005	61,370	62,060	2.29
SG Acquisition, Inc.	(4)(9)	SOFR + 5.50%	10.98%	1/27/2027	77,653	77,606	76,683	2.83
USI, Inc.	(9)	SOFR + 3.00%	8.35%	11/22/2029	6,805	6,749	6,827	0.25

						353,237	355,347	13.11
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	SOFR + 3.25%	8.71%	12/6/2027	2,939	2,942	2,883	0.11
MH Sub I, LLC	(8)	SOFR + 3.75%	9.18%	9/13/2024	1,425	1,409	1,429	0.05
MH Sub I, LLC	(11)	SOFR + 3.75%	9.22%	9/13/2024	853	855	856	0.03
Project Boost Purchaser, LLC	(8)	SOFR + 3.50%	8.93%	6/1/2026	6,872	6,759	6,886	0.25
William Morris Endeavor Entertainment, LLC	(8)	SOFR + 2.75%	8.18%	5/18/2025	1,926	1,899	1,934	0.07

						13,864	13,988	0.51
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.59%	12/29/2027	9,588	9,515	9,588	0.35
Donuts, Inc.	(4)(11)	SOFR + 6.00%	11.59%	12/29/2026	32,434	32,309	32,434	1.20
Prodege International Holdings, LLC	(4)(10)	SOFR + 5.75%	11.28%	12/15/2027	20,945	20,696	19,584	0.72

						62,520	61,606	2.27
IT Services
AI Altius Bidco, Inc.	(4)(10)	SOFR + 5.18%	10.43%	12/21/2028	30,024	29,543	30,024	1.11
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	9.36%	10/16/2026	10,060	9,820	9,992	0.37
Endurance International Group Holdings, Inc.	(10)	SOFR + 3.50%	9.42%	2/10/2028	4,413	4,338	4,335	0.16
Park Place Technologies, LLC	(11)	SOFR + 5.00%	10.46%	11/10/2027	26,280	25,528	26,223	0.97
Razor Holdco, LLC	(4)(10)	SOFR + 5.75%	11.23%	10/25/2027	25,480	25,143	25,289	0.93
Turing Midco, LLC	(9)	SOFR + 2.50%	7.93%	3/24/2028	2,035	2,011	2,042	0.08
Virtusa Corp.	(10)	SOFR + 3.75%	9.21%	2/15/2029	3,930	3,901	3,941	0.15
Virtusa Corp.	(10)	SOFR + 3.75%	9.22%	2/11/2028	1,970	1,925	1,977	0.07

						102,209	103,823	3.84
First Lien Debt (continued)
Leisure Products
Motion Finco, LLC	(8)	SOFR + 3.25%	8.86%	11/12/2026	5,855	5,674	5,868	0.22
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	8.96%	12/4/2026	5,942	5,889	5,837	0.22
Curia Global, Inc.	(10)	SOFR + 3.75%	9.23%	8/30/2026	5,212	5,105	4,706	0.17

						10,994	10,543	0.39
Machinery
Pro Mach Group, Inc.	(11)	SOFR + 4.00%	9.47%	8/31/2028	5,934	5,838	5,958	0.22
Media
Clear Channel Outdoor Holdings, Inc.	(8)	SOFR + 3.50%	9.14%	8/21/2026	1,969	1,950	1,952	0.07
iHeartCommunications, Inc.	(8)	SOFR + 3.00%	8.43%	5/1/2026	5,000	4,855	4,335	0.16
Radiate Holdco, LLC	(10)	SOFR + 3.25%	8.72%	9/25/2026	3,920	3,924	3,157	0.12
Univision Communications, Inc.	(10)	SOFR + 3.25%	8.72%	3/15/2026	3,920	3,918	3,932	0.15
UPC Financing Partnership	(8)	SOFR + 3.00%	8.48%	1/31/2029	5,500	5,421	5,490	0.20
Virgin Media Bristol, LLC	(8)	SOFR + 3.25%	8.70%	1/31/2029	3,500	3,467	3,500	0.13

						23,535	22,366	0.83

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Metals & Mining
SCIH Salt Holdings, Inc.	(10)	SOFR + 4.00%	9.47%	3/16/2027	3,902	3,872	3,914	0.14
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	SOFR + 3.50%	8.99%	12/31/2030	7,132	7,115	7,157	0.26
Eagle Midstream Canada Finance, Inc.	(4)(10)	SOFR + 6.25%	11.63%	8/15/2028	22,595	22,334	22,595	0.83
Freeport LNG Investments, LLLP	(9)	SOFR + 3.50%	9.18%	12/21/2028	4,882	4,853	4,886	0.18
KKR Alberta Midstrean Fince, Inc.	(4)(10)	SOFR + 6.25%	11.63%	8/15/2028	12,293	12,151	12,293	0.45

						46,453	46,931	1.72
Paper & Forest Products
Profile Products, LLC	(4)(10)	SOFR + 5.50%	10.95%	11/12/2027	75,304	74,122	72,856	2.69
Pharmaceuticals
ANI Pharmaceuticals, Inc.	(4)(10)	SOFR + 6.00%	11.43%	11/19/2027	51,014	49,258	51,205	1.89
Jazz Pharmaceuticals, Inc.	(9)	SOFR + 3.50%	8.93%	5/5/2028	3,531	3,532	3,553	0.13

						52,790	54,758	2.02
Professional Services
Aqgen Island Holdings, Inc.	(9)	SOFR + 3.50%	8.97%	8/2/2028	7,643	7,420	7,638	0.28
Armor Holdco, Inc.	(9)	SOFR + 4.50%	9.93%	12/11/2028	4,163	4,099	4,183	0.15
Camelot US Acquisition, LLC	(11)	SOFR + 3.00%	8.43%	10/30/2026	3,122	3,077	3,131	0.12
Cast & Crew Payroll, LLC	(9)	SOFR + 3.75%	9.11%	12/29/2028	4,900	4,898	4,896	0.18
CFGI Holdings, LLC	(4)(10)	SOFR + 5.00%	10.46%	11/2/2027	111,185	111,185	111,185	4.10
Corporation Service Company	(9)	SOFR + 3.25%	8.67%	11/2/2029	2,168	2,114	2,177	0.08
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	9.10%	4/9/2027	9,814	9,665	9,741	0.36
EP Purchaser, LLC	(9)	SOFR + 3.50%	9.11%	11/6/2028	3,439	3,433	3,416	0.13
Galaxy US Opco, Inc.	(9)	SOFR + 4.75%	10.13%	4/29/2029	4,950	4,856	4,109	0.15
IG Investments Holdings, LLC	(4)(10)	SOFR + 6.00%	11.48%	9/22/2028	134,980	134,442	134,305	4.96
Kwor Acquisition, Inc.	(4)(10)	SOFR + 5.25%	10.71%	12/22/2028	91,444	88,869	90,073	3.32
Saphilux Sarl	(4)(8)	S + 5.50%	10.69%	7/18/2028	GBP 20,000	25,408	25,493	0.94
Sherlock Buyer Corp.	(4)(10)	SOFR + 5.75%	11.20%	12/8/2028	27,525	27,212	26,974	1.00
The Dun & Bradstreet Corporation	(8)	SOFR + 2.75%	8.17%	2/6/2026	7,929	7,929	7,955	0.29
Trans Union, LLC	(9)	SOFR + 2.25%	7.68%	12/1/2028	1,827	1,833	1,835	0.07
First Lien Debt (continued)
Professional Services (continued)
Trinity Air Consultants Holdings Corp.	(4)(10)	SOFR + 5.75%	11.29%	6/29/2027	118,000	117,123	118,000	4.35
West Monroe Partners, LLC	(4)(10)	SOFR + 5.25%	10.72%	11/8/2028	29,045	28,630	28,319	1.05
West Monroe Partners, LLC	(4)(7)(10)	SOFR + 5.25%	10.72%	11/8/2027	569	569	554	0.02

						582,762	583,984	21.55
Real Estate Management & Development
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 5.50%	10.96%	2/16/2028	18,138	18,261	18,138	0.67
Software
Boxer Parent Company, Inc.	(8)	SOFR + 4.25%	9.61%	12/29/2028	7,641	7,565	7,707	0.28
Cloudera, Inc.	(9)	SOFR + 3.75%	9.21%	10/8/2028	8,119	7,883	8,063	0.30
Community Brands ParentCo, LLC	(4)(10)	SOFR + 5.50%	10.96%	2/24/2028	75,175	74,009	74,987	2.77

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)		Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Confine Visual Bidco	(4)(7)(10)	SOFR + 6.50%	11.81 (incl. 3.00 PIK	% % )	2/23/2029	32,336	31,578	27,880	1.03
ConnectWise, LLC	(9)	SOFR + 3.50%	9.11%		9/29/2028	4,410	4,416	4,410	0.16
Delta Topco, Inc.	(10)	SOFR + 3.75%	9.12%		12/1/2027	3,929	3,906	3,932	0.15
ECI Macola Max Holding, LLC	(10)	SOFR + 3.75%	9.36%		11/9/2027	6,876	6,696	6,887	0.25
Epicor Software Corp.	(10)	SOFR + 3.25%	8.72%		7/30/2027	9,810	9,612	9,856	0.36
Flexera Software, LLC	(10)	SOFR + 3.75%	9.22%		3/3/2028	5,509	5,416	5,512	0.20
GI Consilio Parent, LLC	(9)	SOFR + 4.00%	9.47%		5/12/2028	7,081	6,964	7,067	0.26
GI Consilio Parent, LLC	(9)	SOFR + 4.50%	9.97%		5/12/2028	10,000	9,275	9,965	0.37
GovernmentJobs.com, Inc.	(4)(7)(10)	SOFR + 5.50%	10.96%		12/1/2028	24,147	23,793	24,095	0.89
GraphPAD Software, LLC	(4)(11)	SOFR + 5.50%	11.22%		4/27/2027	15,400	15,287	15,400	0.57
Greeneden U.S. Holdings II, LLC	(10)	SOFR + 4.00%	9.47%		12/1/2027	4,409	4,410	4,432	0.16
HS Purchaser, LLC	(10)	SOFR + 4.00%	9.48%		11/19/2026	3,921	3,900	3,726	0.14
Idera, Inc.	(10)	SOFR + 3.75%	9.28%		3/2/2028	2,940	2,947	2,930	0.11
Informatica, LLC	(8)	SOFR + 2.75%	8.18%		10/27/2028	1,572	1,557	1,577	0.06
ION Trading Finance Ltd.	(8)	SOFR + 4.75%	10.20%		4/3/2028	7,724	7,455	7,742	0.29
LD Lower Holdings, Inc.	(4)(11)	SOFR + 6.50%	11.95%		2/8/2026	14,831	14,754	14,682	0.54
Medallia, Inc.	(4)(10)	SOFR + 6.00%	11.45 (incl. 4.00 PIK	% % )	10/29/2028	48,544	47,926	47,573	1.76
Mitnick Purchaser, Inc.	(9)	SOFR + 4.50%	9.98%		5/2/2029	4,937	4,919	4,686	0.17
Mitratech Holdings, Inc.	(4)(10)	SOFR + 5.00%	10.47%		5/18/2028	27,294	26,248	26,816	0.99
Mitratech Holdings, Inc.	(10)	SOFR + 4.25%	9.88%		5/18/2028	14,925	14,284	14,794	0.55
Monk Holding Co.	(4)(10)(18)	SOFR + 5.70%	10.96%		12/1/2027	108,645	106,844	108,645	4.01
Monk Holding Co.	(4)(7)(10)	SOFR + 5.50%	10.96%		12/1/2027	677	639	628	0.02
MRI Software, LLC	(11)	SOFR + 5.50%	10.95%		2/10/2027	10,073	9,880	9,884	0.36
Nintex Topco Limited	(4)(10)	SOFR + 6.00%	11.50%		11/13/2028	32,506	32,014	31,205	1.15
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	7.46%		9/12/2029	3,310	3,296	3,318	0.12
Perforce Software, Inc.	(8)	SOFR + 3.75%	9.21%		7/1/2026	1,329	1,326	1,319	0.05
Proofpoint, Inc.	(9)	SOFR + 3.25%	8.72%		8/31/2028	8,805	8,503	8,820	0.33
Quartz Acquireco LLC	(4)(9)	SOFR + 3.50%	8.82%		6/28/2030	6,749	6,687	6,779	0.25
Quest Software US Holdings, Inc.	(9)	SOFR + 4.25%	9.78%		2/1/2029	3,950	3,921	3,037	0.11
RealPage, Inc.	(9)	SOFR + 3.00%	8.47%		4/24/2028	7,852	7,677	7,808	0.29
Relativity ODA, LLC	(4)(7)(11)	SOFR + 6.50%	11.96%		5/12/2027	54,525	53,956	53,699	1.98
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	9.46%		8/14/2026	4,908	4,874	4,924	0.18
First Lien Debt (continued)
Software (continued)
SolarWinds Holdings Inc.	(8)	SOFR + 3.75%	9.11%		2/5/2027	2,908	2,908	2,919	0.11
Sophia, LP	(9)	SOFR + 3.50%	8.96%		10/7/2027	9,824	9,540	9,857	0.36
Sovos Compliance, LLC	(9)	SOFR + 4.50%	9.97%		8/11/2028	3,925	3,924	3,886	0.14
SS&C Technologies, Inc.	(9)	SOFR + 2.25%	7.67%		3/22/2029	4,019	3,943	4,031	0.15
Stamps.com, Inc.	(4)(10)	SOFR + 5.75%	11.23%		10/5/2028	58,950	58,094	57,476	2.12
Surf Holdings, LLC	(8)	SOFR + 3.50%	8.97%		3/5/2027	4,904	4,852	4,920	0.18
Symphony Technology Group	(9)	SOFR + 3.75%	9.19%		3/1/2029	5,910	5,827	5,901	0.22
Symphony Technology Group	(10)	SOFR + 5.00%	10.64%		7/27/2028	1,965	1,968	1,406	0.05
The Ultimate Software Group, Inc.	(9)	SOFR + 3.25%	8.76%		5/4/2026	9,082	8,912	9,118	0.34
Triple Lift, Inc.	(4)(10)	SOFR + 5.75%	11.27%		5/5/2028	59,390	58,943	57,312	2.12
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.75%	11.31%		5/5/2028	821	792	746	0.03
Vision Solutions, Inc.	(10)	SOFR + 4.00%	9.64%		4/24/2028	5,952	5,907	5,916	0.22
VS Buyer, LLC	(8)	SOFR + 3.25%	8.71%		2/28/2027	3,026	2,995	3,037	0.11

							743,022	741,310	27.36

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Specialty Retail
CustomInk, LLC	(4)(11)(18)	SOFR + 6.18%	11.49%	5/3/2026	36,866	36,616	36,866	1.36
EG America, LLC	(8)	SOFR + 5.50%	11.24%	2/7/2028	2,892	2,808	2,849	0.11

						39,424	39,715	1.47
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	12.21%	2/28/2028	29,247	29,147	29,247	1.08
Trading Companies & Distributors
Core and Main, LP	(8)	SOFR + 2.50%	7.69%	7/27/2028	3,940	3,873	3,947	0.15
Foundation Building Materials, Inc.	(9)	SOFR + 3.25%	8.89%	1/31/2028	6,869	6,679	6,859	0.25
Icebox Holdco III, Inc.	(9)	SOFR + 3.50%	9.11%	12/22/2028	5,890	5,849	5,859	0.22
LBM Acquisition, LLC	(10)	SOFR + 3.75%	9.21%	12/17/2027	3,930	3,928	3,892	0.14
Park River Holdings, Inc.	(10)	SOFR + 3.25%	8.91%	12/28/2027	3,369	3,327	3,296	0.12
Porcelain Acquisition Corp.	(4)(11)	SOFR + 6.00%	11.49%	4/1/2027	8,688	8,543	8,322	0.31
Specialty Building Products Holdings, LLC	(9)	SOFR + 3.75%	9.21%	10/15/2028	1,965	1,974	1,965	0.07
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.96%	6/2/2028	1,965	1,946	1,968	0.07
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.97%	6/2/2028	7,864	7,709	7,887	0.29

						43,828	43,995	1.62
Transportation Infrastructure
Frontline Road Safety, LLC	(4)(10)	SOFR + 5.75%	11.55%	5/3/2027	12	12	12	0.00
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.22%	10/19/2027	11,826	11,748	11,383	0.42
Roadsafe Holdings, Inc.	(4)(11)	SOFR + 5.75%	11.26%	10/19/2027	6,806	6,739	6,551	0.24

						18,499	17,946	0.66
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	9.35%	12/17/2027	6,676	6,551	6,667	0.25

Total First Lien Debt						4,924,428	4,915,829	181.42

Second Lien Debt
Capital Markets
Apex Group Treasury, LLC	(4)(9)	SOFR + 6.75%	12.36%	7/27/2029	11,469	11,515	11,357	0.42
Apex Group Treasury, LLC	(4)(9)	SOFR + 6.75%	12.39%	7/27/2029	26,378	26,486	26,117	0.96

						38,001	37,474	1.38
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 5.75%	11.17%	12/10/2029	5,301	4,810	4,598	0.17
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(8)	8.75%	8.75%	4/15/2029	CAD 12,000	8,221	8,060	0.30
Jayhawk Buyer, LLC	(4)(11)	SOFR + 8.75%	14.23%	10/15/2027	24,712	24,568	23,600	0.87

						32,789	31,660	1.17
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	SOFR + 7.00%	12.64%	11/1/2029	66,704	65,632	62,201	2.30
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	SOFR + 6.50%	12.14%	8/31/2029	37,847	37,151	31,602	1.17
Phoenix Newco, Inc.	(4)(9)	SOFR + 6.50%	11.97%	11/15/2029	37,847	37,146	37,847	1.40

						74,297	69,449	2.57

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Software
Proofpoint, Inc.	(9)	SOFR + 6.25%	11.72%	8/31/2029	37,847	37,053	38,320	1.41
Vision Solutions, Inc.	(10)	SOFR + 7.25%	12.89%	4/23/2029	29,995	26,505	27,626	1.02

						63,558	65,946	2.43

Total Second Lien Debt						279,087	271,328	10.02

Bonds
Software
Tangerine Bidco SPA	(4)(8)	E + 6.50%	10.43%	12/30/2029	EUR 66,000	68,176	72,679	2.68
TeamSystem SpA	(4)(8)	E + 6.25%	10.22%	2/15/2028	EUR 35,000	33,560	38,638	1.43

						101,736	111,317	4.11

Total Bonds						101,736	111,317	4.11

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,547,048	4,305	8,278	0.31
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				194	208	109	0.00
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,230,769	2,215	2,203	0.08

						2,423	2,312	0.08
Capital Markets
Resolute Investment Managers, Inc.	(4)				11,751	294	294	0.01
Chemicals
Pigments LP Int	(4)				1,212	—	—	0.00
Distributors
Box Co-Invest Blocker, LLC - Series A Units	(4)				780,000	780	398	0.01
Box Co-Invest Blocker, LLC - Series C Units	(4)				94,753	92	102	0.00
Equity (continued)
Distributors (continued)
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP - Class A Common Units)	(4)				301,167	1,236	2,837	0.10

						2,108	3,337	0.11
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		974,662	1,133	1,245	0.05
Health Care Providers & Services
Jayhawk Holdings, LP - A-1 Common Units	(4)				797	210	62	0.00
Jayhawk Holdings, LP - A-2 Common Units	(4)				429	113	34	0.00

						323	96	0.00
Software
Descartes Holdings, Inc	(4)				168,057	728	348	0.01
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		5,773	5,700	6,798	0.25

						6,428	7,146	0.26

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC - Series A Preferred Units)	(4)				3,000,000	3,542	3,963	0.15
Transportation Infrastructure
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				3,936	376	540	0.02

Total Equity						20,932	27,211	0.99

Total Investment Portfolio						5,326,183	5,325,685	196.54

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund						603	603	0.02
Other Cash and Cash Equivalents						128,611	128,611	4.75

Total Portfolio Investments, Cash and Cash Equivalents						$5,455,397	$5,454,899	201.31%

(1)
Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)	Reserved
(7)
Position or portion thereof is an unfunded commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	$781	$(16)
Cambium Learning Group, Inc.	Revolver	7/20/2028	3,249	—
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	6,094	—
CPI Buyer, LLC	Revolver	11/1/2026	2,974	(59)
CSHC Buyerco, LLC	Delayed Draw Term Loan	9/8/2026	195	—
Express Wash Concepts, LLC	Delayed Draw Term Loan	4/2/2025	35,000	(394)
GovernmentJobs.com, Inc.	Revolver	11/30/2027	2,566	(51)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	1,473	—
Latham Pool Products, Inc.	Revolver	2/18/2029	11,250	(770)
Monk Holding Co.	Delayed Draw Term Loan	12/1/2024	3,655	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	1/16/2025	1,847	—
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	7/25/2029	3,721	—
Relativity ODA, LLC	Revolver	5/12/2027	538	(8)
Smile Doctors, LLC	Revolver	12/23/2027	4,737	(118)
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	1/2/2024	800	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	1,811	(62)
Triple Lift, Inc.	Revolver	5/6/2028	1,321	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	1,915	(43)
West Monroe Partners, LLC	Revolver	11/9/2027	2,274	—
WHCG Purchaser III, Inc.	Revolver	6/22/2026	2	—

Total unfunded commitments			$86,203	$(1,521)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2023 was 1.00%.

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

(12)	The interest rate floor on these investments as of December 31, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2023 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.
(16)	Reserved
(17)	Loan was on non-accrual status as of December 31, 2023
(18)
These loans are “last-out” portions of loans. The “last-out” portion of the Company’s loan investment generally earns a higher interest rate than the “first-out” portion, and in exchange the “first-out” portion would generally receive priority with respect to payment principal, interest and any other amounts due thereunder over the “last-out” portion.

The following table presents the consolidated schedule of investments of the Emerald JV as of December 31, 2022:
BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Investments—non- controlled/non-affiliated
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	L + 4.00%	8.17%	1/29/2027	$2,977	$2,882	$2,919	0.11%
Atlas CC Acquisition Corp.	(10)	L + 4.25%	8.98%	5/25/2028	9,921	9,545	8,401	0.30
Loar Group, Inc.	(4)(11)	L + 7.25%	11.63%	9/29/2023	28,049	28,049	28,049	1.01
Peraton Corp.	(10)	L + 3.75%	8.13%	2/1/2028	5,472	5,382	5,353	0.19
TransDigm Inc	(12)	SOFR + 6.15%	10.47%	2/22/2027	312	306	312	0.01
Vertex Aerospace Services Corp.	(10)	L + 3.50%	7.88%	12/6/2028	2,978	2,990	2,930	0.11

						49,154	47,964	1.73
Air Freight & Logistics
AGI-CFI Holdings, Inc.	(4)(10)	SOFR + 5.75%	9.13%	6/11/2027	24,489	24,287	24,244	0.88
Mode Purchaser, Inc.	(4)(11)	SOFR + 6.25%	10.57%	12/9/2026	38,931	38,931	38,931	1.41
RWL Holdings, LLC	(4)(7)(10)	SOFR + 5.75%	10.48%	12/31/2028	21,686	21,267	21,417	0.77
SEKO Global Logistics Network, LLC	(4)(5)(11)	L + 4.75%	9.07%	12/30/2026	35,328	35,160	35,151	1.27

						119,645	119,743	4.33
Airlines
Air Canada	(10)	L + 3.50%	8.13%	8/11/2028	3,980	3,946	3,946	0.14
American Airlines, Inc.	(8)	L + 4.00%	8.17%	4/20/2028	3,815	3,938	3,805	0.14
KKR Apple Bidco, LLC	(11)	L + 2.75%	7.13%	9/23/2028	5,955	5,786	5,883	0.21
United Airlines, Inc.	(10)	L + 3.75%	8.11%	4/21/2028	3,980	3,955	3,941	0.14

						17,625	17,575	0.63
Auto Components
Clarios Global LP	(8)	L + 3.25%	7.63%	4/30/2026	3,006	2,864	2,955	0.11
Beverages
Triton Water Holdings, Inc.	(9)	L + 3.50%	8.23%	3/31/2028	5,945	5,808	5,550	0.20
Building Products
Cornerstone Building Brands, Inc.	(9)	L + 3.25%	7.57%	4/12/2028	1,485	1,459	1,339	0.05
CP Atlas Buyer, Inc.	(9)	L + 3.50%	7.88%	11/23/2027	3,961	3,970	3,484	0.13
Express Wash Concepts, LLC	(4)(7)(11)	SOFR + 4.75%	8.88%	4/30/2027	20,448	20,359	19,224	0.70
Fencing Supply Group Acquisition, LLC	(4)(5)(11)	L + 6.00%	11.21%	2/26/2027	19,685	19,605	19,685	0.71
Griffon Corporation	(9)	SOFR + 2.50%	7.01%	1/24/2029	2,470	2,405	2,432	0.09
iHeartCommunications, Inc.	(11)	L + 3.00%	7.38%	5/1/2026	5,000	4,789	4,598	0.17
Kodiak BP, LLC	(10)	L + 3.25%	7.98%	3/12/2028	4,950	4,895	4,659	0.17
Latham Pool Products, Inc.	(7)(11)	SOFR + 3.75%	8.22%	2/23/2029	29,775	28,848	27,269	0.99
Lindstrom, LLC	(4)(11)	SOFR + 6.25%	10.47%	4/7/2025	27,705	27,705	27,428	0.99
New Arclin US Holding Corp.	(7)(9)	L + 3.75%	8.13%	10/2/2028	1,370	1,377	1,186	0.04
Tamko Building Product, LLC	(8)	L + 3.00%	7.73%	6/1/2026	2,977	2,885	2,891	0.10

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Building Products (continued)
The Chamberlain Group, Inc.	(9)	L + 3.25%	7.63%	11/3/2029	4,950	4,893	4,678	0.17
Windows Acquisition Holdings, Inc.	(4)(5)(11)	L + 6.50%	11.23%	12/29/2026	10,668	10,668	10,668	0.39

						133,858	129,541	4.70
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	8.88%	7/31/2026	9,073	8,781	8,893	0.32
AllSpring Buyer, LLC	(9)	L + 3.00%	7.75%	11/1/2028	1,985	1,994	1,962	0.07
Resolute Investment Managers, Inc.	(11)	L + 4.25%	8.98%	4/30/2024	2,447	2,451	1,994	0.07
Situs-AMC Holdings Corporation	(4)(11)	SOFR + 5.75%	10.23%	12/22/2027	96,200	94,928	95,238	3.45
Superannuation And Investments US, LLC	(9)	L + 3.75%	8.13%	12/1/2028	1,980	1,991	1,953	0.07
The Edelman Financial Engines Center, LLC	(10)	L + 3.50%	7.88%	4/7/2028	8,691	8,400	8,133	0.29

						118,545	118,173	4.27
Chemicals
DCG Acquisition Corp.	(8)	SOFR + 4.50%	8.72%	9/30/2026	2,970	2,973	2,806	0.10
Dominion Colour Corporation	(4)(11)(14)	L + 8.25%	11.19%	4/6/2024	10,970	10,918	5,567	0.20
Starfruit Finco BV	(10)	L + 2.75%	10.13%	10/1/2025	1,980	1,902	1,957	0.07

						15,793	10,330	0.37
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	7.82%	2/27/2025	5,791	5,753	5,685	0.21
Acrisure LLC	(8)	SOFR + 5.75%	9.92%	2/15/2027	27,462	26,103	27,313	0.99
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.17%	5/12/2028	8,920	8,687	8,492	0.31
Anticimex, Inc.	(4)(9)	L + 4.00%	8.73%	11/16/2028	2,978	3,002	2,896	0.10
Anticimex, Inc.	(4)(9)	L + 3.50%	5.25%	11/16/2028	24,938	23,695	24,127	0.87
Anticimex, Inc.	(9)	L + 3.50%	8.23%	11/16/2028	4,966	4,764	4,805	0.17
Bazaarvoice, Inc.	(4)(7)(8)	SOFR + 5.75%	10.37%	5/7/2028	19,619	19,619	19,619	0.71
Belfor Holdings, Inc.	(8)	L + 4.00%	8.38%	4/6/2026	3,969	3,952	3,949	0.14
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.07%	3/31/2028	7,950	7,838	7,622	0.28
EAB Global, Inc.	(9)	L + 3.50%	7.88%	8/16/2028	4,955	4,869	4,779	0.17
Energizer Holdings Inc	(9)	L + 3.75%	8.13%	12/8/2028	4,716	4,689	4,523	0.16
eResearchTechnology, Inc.	(11)	L + 4.50%	8.88%	2/4/2027	1,905	1,871	1,686	0.06
First Advantage Holdings, LLC	(11)	L + 2.75%	7.13%	1/31/2027	6,000	5,892	5,903	0.21
Foundational Education Group, Inc.	(4)(9)	SOFR + 3.75%	8.59%	8/31/2028	3,980	3,858	3,582	0.13
Garda World Security Corp.	(8)	L + 4.25%	8.93%	10/30/2026	3,000	3,016	2,927	0.11

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Commercial Services & Supplies (continued)
Garda World Security Corp.	(8)	SOFR + 4.25%	8.53%	2/1/2029	5,985	5,755	5,776	0.21
Genuine Financial Holdings, LLC	(8)	L + 3.75%	7.82%	7/11/2025	8,230	8,088	7,944	0.29
International SOS The Americas LP	(8)	L + 4.50%	8.88%	9/7/2028	1,980	1,986	1,965	0.07
Java Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.52%	12/15/2027	11,397	11,187	10,977	0.40
JSS Holdings, Inc.	(4)(10)	L + 6.00%	10.34%	12/27/2028	36,830	36,599	36,830	1.33
Knowledge Pro Buyer, Inc.	(4)(7)(10)	L + 5.75%	10.04%	12/10/2027	20,589	20,194	20,399	0.74
KPSKY Acquisition, Inc.	(4)(10)	L + 5.50%	9.54%	10/19/2028	136,343	129,600	128,503	4.65
PECF USS Intermediate Holding III Corp.	(9)	L + 4.25%	8.63%	12/15/2028	2,970	2,986	2,488	0.09
Polyphase Elevator Holding Co.	(4)(11)	L + 4.00%	9.17%	6/23/2027	19,799	19,291	19,106	0.69
Polyphase Elevator Holding Co.	(4)(11)	SOFR + 5.50%	10.18%	6/3/2027	8,613	8,392	8,333	0.30
Recycle & Resource US, LLC	(9)	L + 3.50%	8.23%	7/14/2028	2,977	2,990	2,714	0.10
Restaurant Technologies, Inc.	(11)	SOFR + 4.25%	8.83%	4/2/2029	19,854	19,410	19,542	0.71
Revspring, Inc.	(8)	L + 4.00%	8.73%	10/11/2025	2,969	2,972	2,873	0.10
The Action Environmental Group, Inc.	(4)(12)	L + 6.00%	10.66%	1/16/2026	2,062	2,022	2,036	0.07
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.00%	10.66%	1/16/2026	19,400	19,032	19,158	0.69
The Action Environmental Group, Inc.	(4)(12)	L + 3.91%	9.91%	1/15/2026	5,925	5,856	5,850	0.21
The Action Environmental Group, Inc.	(4)(12)	SOFR + 6.15%	10.47%	1/15/2026	5,387	5,325	5,319	0.19

						429,293	427,721	15.46
Communications Equipment
Commscope Inc	(10)	L + 4.25%	8.98%	4/6/2026	299	283	282	0.01
Construction & Engineering
Atlas Intermediate III, LLC	(4)(10)	L + 7.50%	11.59%	2/25/2028	24,317	24,256	24,074	0.87
Brookfield WEC Holdings, Inc.	(10)	L + 3.75%	8.07%	8/1/2025	9,919	9,580	9,795	0.35
Pike Electric Corp.	(10)	L + 5.00%	7.39%	1/21/2028	6,000	5,827	5,927	0.21
Pike Electric Corp.	(10)	L + 3.50%	7.82%	1/21/2028	2,993	2,923	2,971	0.11
Refficiency Holdings, LLC	(7)(10)	L + 3.75%	7.82%	12/16/2027	4,472	4,425	4,245	0.15

						47,011	47,012	1.69

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Construction Materials
Quikrete Holdings, Inc.	(11)	L + 3.00%	7.38%	6/11/2028	5,955	5,786	5,916	0.21
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.07%	10/19/2027	5,180	5,004	5,018	0.18

						10,790	10,934	0.39
Containers & Packaging
Ascend Buyer, LLC	(4)(10)	SOFR + 6.25%	10.67%	10/2/2028	75,545	74,815	74,789	2.71
Berlin Packaging, LLC	(9)	L + 3.75%	7.88%	3/11/2028	8,920	8,722	8,603	0.31
Bway Holding Corporation	(11)	L + 6.25%	10.63%	4/3/2024	1,979	1,962	1,936	0.07
Charter NEX US, Inc.	(10)	L + 3.75%	8.13%	12/1/2027	6,467	6,227	6,294	0.23
Graham Packaging Co, Inc.	(10)	L + 3.00%	7.38%	8/4/2027	4,455	4,407	4,385	0.16
Novolex, Inc.	(9)	SOFR + 3.93%	8.60%	4/13/2029	8,955	8,647	8,551	0.31
ProAmpac PG Borrower, LLC	(10)	L + 3.75%	7.87%	11/3/2025	2,977	2,986	2,859	0.10
Ring Container Technologies Group, LLC	(9)	L + 3.50%	7.88%	8/12/2028	2,977	2,871	2,944	0.11
TricorBraun Holdings, Inc.	(9)	L + 3.25%	7.63%	3/3/2028	7,300	7,019	6,982	0.25
Trident TPI Holdings, Inc.	(8)	L + 3.25%	7.98%	9/15/2028	3,005	3,005	2,975	0.11
Trident TPI Holdings, Inc.	(9)	L + 4.00%	7.67%	9/15/2028	5,951	5,720	5,729	0.21

						126,381	126,047	4.57
Distributors
BP Purchaser, LLC	(4)(10)	L + 5.50%	10.24%	12/10/2028	50,760	49,752	49,110	1.78
Bution Holdco 2, Inc.	(4)(11)	L + 6.25%	10.63%	10/17/2025	23,299	23,168	23,299	0.84
Dana Kepner Company, LLC	(4)(11)	SOFR + 6.00%	10.66%	12/29/2026	15,710	15,742	15,632	0.57
Genuine Cable Group, LLC	(4)(10)	SOFR + 5.75%	10.17%	11/2/2026	32,141	31,677	31,498	1.14
Marcone Yellowstone Buyer, Inc.	(4)(5)(10)	SOFR + 5.50%	10.98%	6/23/2028	82,800	80,814	79,488	2.88
Tailwind Colony Holding Corporation	(4)(11)	L + 6.25%	10.98%	11/13/2024	31,575	31,156	31,101	1.13
Unified Door & Hardware Group, LLC	(4)(11)	L + 5.75%	10.32%	12/18/2027	39,559	39,457	38,867	1.41

						271,766	268,995	9.75
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/11/2028	8,143	7,870	7,720	0.28
Cambium Learning Group, Inc.	(4)(7)(10)	L + 5.50%	9.74%	7/20/2028	34,970	34,970	34,970	1.27
Colibri Group, LLC	(10)	SOFR + 5.00%	8.74%	3/12/2029	3,970	3,935	3,716	0.13
Dreambox Learning Holding, LLC	(4)(5)(10)	L + 6.25%	9.44%	12/1/2027	34,200	33,627	32,148	1.16
EM Bidco Limited	(9)	SOFR + 4.25%	8.93%	7/6/2029	5,000	4,983	4,898	0.18
KUEHG Corp.	(11)	L + 3.75%	8.48%	2/21/2025	6,938	6,795	6,680	0.24
Learning Care Group	(11)	L + 3.25%	7.64%	3/13/2025	7,931	7,701	7,399	0.27
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.13%	12/15/2028	7,940	7,773	7,654	0.28
Prime Security Service Borrower, LLC	(9)	L + 3.75%	8.13%	9/23/2026	4,962	4,830	4,925	0.18
Renaissance Learning, Inc.	(11)	SOFR + 4.50%	8.72%	3/30/2029	3,980	3,919	3,837	0.14
Rinchem Company, LLC	(4)(9)	SOFR + 4.50%	9.18%	3/2/2029	3,980	3,962	3,771	0.14
University Support Services, LLC	(9)	L + 3.25%	7.63%	2/10/2029	9,117	8,909	8,889	0.32
Weld North Education, LLC	(9)	L + 3.75%	7.82%	12/21/2027	1,981	1,963	1,946	0.07

						131,237	128,553	4.66

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Financial Services
Barbri Holdings, Inc.	(4)(7)(10)	L + 5.75%	10.13%	4/28/2028	62,851	62,260	62,222	2.25
Citco Funding LLC	(9)	L + 3.25%	7.63%	4/19/2028	7,357	7,174	7,321	0.26
Corporation Service Company	(9)	SOFR + 3.25%	7.57%	11/2/2029	2,527	2,453	2,505	0.09
Mitchell International, Inc.	(9)	L + 3.75%	8.41%	10/15/2028	8,436	8,182	7,799	0.28
Polaris Newco, LLC	(9)	L + 4.00%	8.73%	6/2/2028	6,947	6,650	6,357	0.23
Sedgwick Claims Management Services, Inc.	(8)	L + 3.25%	7.63%	12/31/2025	7,450	7,312	7,259	0.26

						94,031	93,463	3.37
Diversified Telecommunication Services
Zacapa, LLC	(9)	SOFR + 4.25%	8.83%	3/22/2029	5,955	5,864	5,739	0.21
Zayo Group Holdings, Inc.	(9)	SOFR + 4.25%	8.57%	3/9/2027	2,125	2,047	1,774	0.06

						7,911	7,513	0.27
Electric Utilities
Qualus Power Services Corp.	(4)(7)(11)	L + 5.25%	10.01%	3/26/2027	11,330	11,222	11,206	0.41
Electrical Equipment
Madison IAQ, LLC	(9)	L + 3.25%	7.99%	6/21/2028	6,695	6,524	6,245	0.23
Electronic Equipment, Instruments & Components
Albireo Energy, LLC	(4)(5)(11)	L + 6.00%	10.75%	12/23/2026	14,805	14,628	13,842	0.50
Infinite Bidco, LLC	(9)	L + 3.25%	7.98%	3/2/2028	2,970	2,982	2,858	0.10
Ingram Micro, Inc.	(9)	L + 3.50%	8.23%	6/30/2028	2,970	2,982	2,933	0.11

						20,592	19,633	0.71
Energy Equipment & Services
Tetra Technologies, Inc.	(4)(11)	L + 6.25%	10.63%	9/10/2025	22,793	22,793	22,793	0.82
Entertainment
CE Intermediate I, LLC	(4)(9)	L + 4.00%	8.59%	11/10/2028	4,963	4,958	4,739	0.17
Recorded Books, Inc.	(8)	SOFR + 4.00%	8.32%	8/29/2025	4,000	3,948	3,922	0.14

						8,906	8,661	0.31
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	L + 3.75%	8.68%	2/27/2026	7,936	7,618	7,122	0.26
CPI Buyer, LLC	(4)(7)(10)	L + 5.50%	10.23%	11/1/2028	139,958	136,023	134,950	4.88
CSHC Buyerco, LLC	(4)(7)(11)	L + 4.75%	9.48%	9/8/2026	7,452	7,297	7,287	0.26
Messer GMBH	(9)	L + 2.50%	7.23%	3/2/2026	3,094	3,039	3,072	0.11
Mozart Borrower LP	(9)	L + 3.25%	7.63%	10/23/2028	8,933	8,721	8,505	0.31
Natus Medical Incorporated	(4)(9)	SOFR + 5.50%	8.68%	7/20/2029	3,720	3,490	3,460	0.13
Resonetics, LLC	(10)	L + 4.00%	8.41%	4/28/2028	2,970	2,960	2,836	0.10
Sunshine Luxembourg VII S.à r.l, LLC	(10)	L + 3.75%	8.48%	10/1/2026	9,912	9,650	9,517	0.34

						178,798	176,749	6.39
Health Care Providers & Services
ACI Group Holdings, Inc.	(4)(5)(10)	L + 5.75%	10.13%	8/2/2028	136,388	134,914	134,343	4.86
ADCS Clinics Intermediate Holdings, LLC	(4)(7)(11)	L + 6.50%	11.66%	5/7/2027	34,755	34,293	34,222	1.24
ADMI Corp.	(9)	L + 3.75%	8.13%	12/23/2027	5,949	5,758	5,434	0.20

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Amerivet Partners Management, Inc.	(4)(5)(10)	SOFR + 5.50%	10.23%		2/25/2028	97,017	94,344	93,136	3.37
Canadian Hospital Specialties Ltd.	(4)(5)(11)	C + 4.50%	9.36%		4/14/2028	CAD 29,924	21,745	21,919	0.79
CCBlue Bidco, Inc.	(4)(7)(10)	L + 6.25%	9.92 (incl. 2.75 PIK	% % )	12/21/2028	20,885	20,519	19,708	0.71
CHG Healthcare Services, Inc.	(9)	L + 3.25%	7.63%		9/29/2028	8,932	8,600	8,758	0.32
DCA Investment Holdings, LLC	(4)(7)(10)	SOFR + 6.00%	9.98%		4/3/2028	29,079	28,805	28,788	1.04
DCA Investment Holdings, LLC	(4)(10)	SOFR + 6.00%	9.53%		4/3/2028	1,186	1,175	1,174	0.04
Electron Bidco, Inc.	(9)	L + 3.00%	7.38%		11/1/2028	6,948	6,766	6,775	0.25
Epoch Acquisition, Inc.	(4)(11)	SOFR + 6.00%	10.19%		10/4/2024	29,118	29,104	28,972	1.05
Forefront Management Holdings, LLC	(4)(7)(10)	SOFR + 4.25%	8.57%		4/1/2029	7,337	7,224	7,169	0.26
Global Medical Response, Inc.	(11)	L + 4.25%	8.42%		10/2/2025	4,955	4,861	3,502	0.13
Heartland Dental, LLC	(4)(8)	L + 4.00%	8.39%		4/30/2025	39,126	37,679	36,913	1.34
ICS US Holdings, Inc.	(4)(9)	SOFR + 4.50%	8.40%		6/8/2028	35,000	32,726	32,375	1.17
Jayhawk Buyer, LLC	(4)(11)	L + 5.00%	9.73%		10/15/2026	31,267	31,017	30,954	1.12
LifePoint Health, Inc.	(8)	L + 3.75%	8.16%		11/16/2025	7,000	6,995	6,616	0.24
Midwest Physician Administrative Services, LLC	(10)	L + 3.25%	7.98%		3/12/2028	2,970	2,974	2,743	0.10
National Mentor Holdings, Inc.	(10)	L + 3.75%	8.33%		3/2/2028	3,019	2,556	2,127	0.08
Navigator Acquiror, Inc.	(4)(7)(9)	L + 5.75%	9.98 (incl. 5.11 PIK	% % )	7/16/2027	16,674	16,612	16,507	0.60
NMSC Holdings, Inc.	(10)	SOFR + 5.25%	9.67%		2/23/2029	3,075	3,046	2,532	0.09
Onex TSG Intermediate Corp.	(10)	L + 4.75%	9.16%		2/28/2028	1,980	1,993	1,773	0.06
Pathway Vet Alliance, LLC	(8)	L + 3.75%	8.13%		3/31/2027	4,955	4,868	4,154	0.15
Pediatric Associates Holding Co., LLC	(7)(9)	L + 3.25%	7.63%		12/29/2028	3,709	3,694	3,519	0.13
PetVet Care Centers, LLC	(10)	L + 3.50%	7.88%		2/14/2025	6,445	6,292	6,077	0.22
Phoenix Guarantor, Inc.	(8)	L + 3.50%	7.88%		3/5/2026	8,425	8,249	7,930	0.29
PSKW Intermediate, LLC	(4)(11)	L + 6.25%	10.64%		3/9/2026	36,754	36,754	36,754	1.33
Radnet, Inc.	(10)	L + 3.00%	7.73%		4/21/2028	4,270	4,271	4,166	0.15
Reverb Buyer, Inc.	(9)	L + 3.50%	7.88%		11/1/2028	3,973	3,939	3,733	0.14
Smile Doctors, LLC	(4)(7)(10)	L + 5.75%	10.48%		12/23/2028	147,128	144,323	144,137	5.22
Stepping Stones Healthcare Services, LLC	(4)(7)(10)	L + 5.75%	10.51%		1/2/2029	15,379	15,092	14,893	0.54
Surgery Centers Holdings, Inc.	(10)	L + 3.75%	8.05%		8/31/2026	8,958	8,790	8,867	0.32

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
U.S. Anesthesia Partners, Inc.	(9)	L + 4.25%	8.37%	10/1/2028	2,970	2,984	2,835	0.10
US Oral Surgery Management Holdco, LLC	(4)(7)(10)	L + 5.50%	10.18%	11/18/2027	25,917	25,543	25,617	0.93
WHCG Purchaser III, Inc.	(4)(5)(7)(10)	L + 5.75%	10.48%	6/22/2028	6,595	6,457	5,379	0.19
WP CityMD Bidco, LLC	(9)	L + 4.25%	8.37%	12/22/2028	7,139	7,028	7,133	0.26

						811,990	801,634	29.03
Health Care Technology
Edifecs, Inc.	(4)(10)	L + 5.50%	10.23%	9/21/2026	9,770	9,653	9,672	0.35
Edifecs, Inc.	(4)(11)	L + 7.50%	12.23%	9/21/2026	17,899	18,327	18,257	0.66
GI Ranger Intermediate, LLC	(4)(10)	SOFR + 6.00%	10.73%	10/29/2028	44,801	44,152	44,129	1.60
Imprivata, Inc.	(10)	SOFR + 4.25%	8.57%	12/1/2027	4,975	4,844	4,812	0.17
Netsmart Technologies, Inc.	(10)	L + 4.00%	8.38%	10/1/2027	3,932	3,896	3,797	0.14
Project Ruby Ultimate Parent Corp.	(4)(10)	SOFR + 5.75%	10.07%	3/10/2028	49,875	48,436	48,379	1.75
Waystar Technologies, Inc.	(8)	L + 4.00%	8.38%	10/22/2026	6,949	6,762	6,845	0.25

						136,070	135,891	4.92
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	7.88%	8/17/2028	6,947	6,741	6,880	0.25
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	8.32%	1/27/2029	6,948	6,660	6,619	0.24
GVC Finance LLC	(8)	SOFR + 3.50%	8.18%	10/31/2029	915	903	912	0.03
GVC Holdings Gibraltar, Ltd.	(11)	L + 4.25%	8.63%	3/29/2027	2,977	2,918	2,960	0.11
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	12/15/2027	7,373	7,199	7,166	0.26
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	2/5/2025	1,979	1,981	1,965	0.07
Scientific Games Holdings LP	(9)	SOFR + 3.50%	7.10%	4/4/2029	1,995	1,896	1,907	0.07
Tacala Investment Corp.	(10)	L + 3.50%	7.88%	2/5/2027	7,943	7,789	7,659	0.28
Twin River Worldwide Holdings, Inc.	(9)	L + 3.25%	7.54%	10/2/2028	5,360	5,196	4,974	0.18
Whatabrands, LLC	(9)	L + 3.25%	7.63%	8/3/2028	8,775	8,489	8,501	0.31

						49,772	49,543	1.80
Household Durables
AI Aqua Merger Sub, Inc.	(7)(9)	SOFR + 3.75%	8.09%	7/31/2028	8,540	8,208	8,034	0.29
Fluidra SA	(9)	SOFR + 2.00%	8.48%	1/29/2029	1,990	1,985	1,898	0.07
Hunter Douglas, Inc.	(9)	SOFR + 3.50%	7.86%	2/26/2029	3,150	3,136	2,788	0.10

						13,329	12,720	0.46
Industrial Conglomerates
Engineered Machinery Holdings, Inc.	(10)	L + 3.75%	8.48%	5/19/2028	3,970	3,829	3,850	0.14
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.48%	3/31/2028	8,925	8,693	8,509	0.31
SPX Flow, Inc.	(9)	SOFR + 4.50%	8.92%	4/5/2029	1,995	1,920	1,869	0.07
Vertical US Newco, Inc.	(9)	L + 3.50%	6.87%	7/30/2027	4,060	4,027	3,917	0.14
Victory Buyer, LLC	(4)(9)	L + 3.75%	8.10%	11/19/2028	9,962	9,390	8,393	0.30

						27,859	26,538	0.96

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Insurance
Alera Group, Inc.	(4)(10)	SOFR + 6.00%	10.42%	10/2/2028	46,833	45,929	45,897	1.66
Alliant Holdings Intermediate, LLC	(10)	L + 3.50%	7.63%	11/5/2027	1,979	1,968	1,956	0.07
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	7.85%	11/6/2027	2,970	2,985	2,907	0.11
AssuredPartners, Inc.	(9)	SOFR + 3.50%	7.82%	2/12/2027	25,061	24,267	24,755	0.90
Baldwin Risk Partners, LLC	(9)	L + 3.50%	7.79%	10/14/2027	6,937	6,846	6,781	0.25
BroadStreet Partners, Inc.	(8)	L + 3.00%	7.38%	1/27/2027	7,931	7,702	7,707	0.28
Foundation Risk Partners Corp.	(4)(10)	SOFR + 6.00%	10.68%	10/29/2028	76,800	76,058	76,032	2.75
Galway Borrower, LLC	(4)(5)(10)	L + 5.25%	8.99%	9/30/2028	44,873	43,790	43,751	1.58
High Street Buyer, Inc.	(4)(5)(10)	L + 6.00%	10.73%	4/14/2028	6,784	6,735	6,733	0.24
Howden Group Holdings Limited	(10)	L + 3.25%	7.69%	11/12/2027	4,485	4,487	4,375	0.16
HUB International Limited	(10)	L + 3.25%	7.53%	4/25/2025	8,401	8,207	8,327	0.30
NFP Corp.	(8)	L + 3.25%	7.63%	2/15/2027	9,266	8,997	8,886	0.32
PGIS Intermediate Holdings, LLC	(4)(5)(10)	L + 5.50%	10.63%	10/16/2028	63,658	61,661	61,589	2.23
RSC Acquisition, Inc.	(4)(5)(10)	SOFR + 5.50%	10.10%	10/30/2026	45,925	44,972	44,662	1.62
SG Acquisition, Inc.	(4)(9)	L + 5.00%	9.17%	1/27/2027	77,653	77,587	77,653	2.81
USI, Inc.	(9)	L + 3.75%	8.33%	11/22/2029	6,874	6,806	6,823	0.25

						428,997	428,834	15.53
Interactive Media & Services
Ancestry.com Operations, Inc	(9)	L + 3.25%	7.63%	12/6/2027	2,970	2,974	2,757	0.10
Cengage Learning, Inc.	(11)	L + 4.75%	7.81%	7/14/2026	1,485	1,496	1,339	0.05
MH Sub I, LLC	(11)	L + 3.75%	8.13%	9/13/2024	7,930	7,798	7,722	0.28
Project Boost Purchaser, LLC	(8)	L + 4.00%	8.39%	6/1/2026	6,944	6,772	6,711	0.24
Red Planet Borrower, LLC	(9)	L + 3.75%	8.13%	10/2/2028	4,950	4,934	3,123	0.11
SurveyMonkey, Inc.	(8)	L + 3.75%	8.14%	10/10/2025	567	566	550	0.02
William Morris Endeavor Entertainment, LLC	(9)	L + 3.75%	8.14%	5/18/2025	4,979	4,802	4,885	0.18

						29,342	27,087	0.98
Internet & Direct Marketing Retail
Donuts, Inc.	(4)(7)(11)	SOFR + 6.00%	10.43%	12/29/2026	42,454	42,207	42,029	1.52
Prodege International Holdings, LLC	(4)(10)	L + 5.75%	10.52%	12/15/2027	21,157	20,842	20,734	0.75

						63,049	62,763	2.27
IT Services
AI Altius Bidco, Inc.	(4)(5)(10)	L + 5.50%	10.65%	12/21/2028	38,554	37,809	37,783	1.37
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	8.70%	10/16/2026	10,165	9,820	9,842	0.36
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	7.72%	2/10/2028	4,459	4,350	4,024	0.15
Park Place Technologies, LLC	(11)	SOFR + 5.00%	9.42%	11/10/2027	26,550	25,593	25,106	0.91
Razor Holdco, LLC	(4)(10)	L + 5.75%	9.42%	10/25/2027	25,740	25,310	25,225	0.91
Sabre GLBL, Inc.	(9)	L + 3.50%	7.57%	12/17/2027	4,962	4,720	4,534	0.16
Sabre GLBL, Inc.	(9)	L + 3.50%	7.88%	6/30/2028	4,765	4,536	4,417	0.16
Turing Midco, LLC	(9)	L + 2.75%	6.88%	3/24/2028	2,774	2,737	2,754	0.10
Virtusa Corp.	(10)	L + 3.75%	8.13%	2/11/2028	1,990	1,933	1,926	0.07
Virtusa Corp.	(10)	L + 3.75%	8.17%	2/15/2029	3,970	3,935	3,843	0.14

						120,743	119,454	4.33

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Leisure Products
Motion Finco, LLC	(8)	L + 3.25%	7.98%	11/12/2026	8,436	8,077	8,068	0.29
Recess Holdings, Inc.	(11)	L + 3.75%	8.16%	9/30/2024	2,178	2,176	2,170	0.08

						10,253	10,238	0.37
Life Sciences Tools & Services
Cambrex Corp.	(10)	SOFR + 3.50%	7.92%	12/4/2026	5,946	5,869	5,790	0.21
Curia Global, Inc.	(10)	L + 3.75%	8.16%	8/30/2026	10,188	9,889	8,440	0.31

						15,758	14,230	0.52
Machinery
Pro Mach Group, Inc.	(11)	L + 4.00%	8.38%	8/31/2028	6,095	5,976	5,942	0.22
Media
Clear Channel Outdoor Holdings, Inc.	(8)	L + 3.50%	7.91%	8/21/2026	1,980	1,953	1,808	0.07
Radiate Holdco, LLC	(10)	L + 3.25%	7.63%	9/25/2026	3,960	3,966	3,235	0.12
Univision Communications, Inc.	(10)	L + 3.25%	7.63%	3/15/2026	4,341	4,338	4,286	0.16
UPC Financing Partnership	(11)	L + 3.00%	7.24%	1/31/2029	5,500	5,405	5,385	0.19
Virgin Media Bristol, LLC	(11)	L + 3.25%	7.57%	1/31/2029	3,500	3,460	3,475	0.13

						19,122	18,189	0.67
Metals & Mining
SCIH Salt Holdings, Inc.	(10)	L + 4.00%	8.41%	3/16/2027	3,951	3,911	3,851	0.14
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	L + 3.75%	8.48%	6/5/2028	7,925	7,876	7,900	0.29
Eagle Midstream Canada Finance, Inc.	(4)(10)	SOFR + 6.25%	10.52%	8/15/2028	25,906	25,542	25,518	0.92
Freeport LNG Investments, LLLP	(9)	L + 3.50%	7.74%	12/21/2028	4,932	4,896	4,701	0.17
KKR Alberta Midstrean Finance, Inc.	(4)(10)	SOFR + 6.25%	10.52%	8/15/2028	14,094	13,896	13,882	0.50

						52,210	52,001	1.88
Paper & Forest Products
Profile Products, LLC	(4)(10)	L + 5.50%	10.14%	11/12/2027	76,192	74,685	74,478	2.69
Pharmaceuticals
ANI Pharmaceuticals, Inc.	(10)	L + 6.00%	10.38%	11/19/2027	51,534	49,372	48,957	1.77
Jazz Pharmaceuticals, Inc.	(10)	L + 4.75%	8.49%	5/5/2028	3,571	3,572	3,545	0.13

						52,944	52,502	1.90
Professional Services
ALKU, LLC	(4)(10)	SOFR + 5.25%	9.67%	3/1/2028	18,669	18,590	18,669	0.68
Aqgen Island Holdings, Inc.	(9)	L + 3.50%	8.25%	8/2/2028	7,940	7,657	7,606	0.28
Armor Holdco, Inc.	(9)	SOFR + 4.50%	9.54%	12/11/2028	4,205	4,127	4,179	0.15
Camelot US Acquisition, LLC	(11)	L + 3.00%	7.38%	10/30/2026	3,548	3,475	3,500	0.13
Cast & Crew Payroll, LLC	(9)	SOFR + 3.75%	8.07%	12/29/2028	4,950	4,948	4,892	0.18
CFGI Holdings, LLC	(4)(10)	L + 5.00%	9.39%	11/2/2027	121,504	121,504	121,504	4.40
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.07%	4/9/2027	9,916	9,717	9,286	0.34
Galaxy US Opco, Inc.	(9)	SOFR + 4.75%	9.07%	4/29/2029	5,000	4,887	4,538	0.16
IG Investments Holdings, LLC	(4)(5)(10)	L + 6.00%	10.38%	9/22/2028	136,361	135,703	135,679	4.91
Kwor Acquisition, Inc.	(4)(10)	L + 5.50%	9.64%	12/22/2028	92,164	89,047	88,938	3.22
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.08%	5/23/2025	4,967	4,924	4,912	0.18

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Professional Services (continued)
Sherlock Buyer Corp.	(4)(10)	L + 5.75%	10.48%	12/8/2028	27,805	27,424	26,832	0.97
The Dun & Bradstreet Corporation	(9)	L + 3.75%	8.07%	2/6/2026	8,013	7,745	7,953	0.29
Trans Union, LLC	(9)	L + 2.25%	6.63%	12/1/2028	2,389	2,399	2,370	0.09
Trinity Air Consultants Holdings Corp.	(4)(10)	L + 5.25%	10.18%	6/29/2027	118,000	116,846	116,820	4.23
VT Topco, Inc.	(7)(10)	L + 3.75%	8.13%	8/1/2025	6,059	6,016	5,887	0.21
West Monroe Partners, LLC	(4)(7)(10)	L + 5.50%	9.84%	11/8/2028	29,340	28,826	28,593	1.03

						593,835	592,158	21.45
Real Estate Management & Development
Cumming Group, Inc.	(4)(7)(11)	L + 5.25%	8.92%	5/26/2027	14,627	14,584	14,140	0.51
Progress Residential PM Holdings, LLC	(4)(7)(10)	SOFR + 6.25%	10.67%	2/16/2028	18,138	18,291	18,138	0.66

						32,875	32,278	1.17
Road & Rail
Gruden Acquisition, Inc.	(4)(5)(11)	L + 5.50%	7.75%	7/1/2028	81,142	80,165	80,128	2.90
Software
2U, Inc.	(10)	L + 5.75%	10.16%	12/30/2024	67,442	65,101	64,956	2.35
Apex Group Treasury LLC	(9)	L + 6.75%	11.41%	7/27/2028	22,000	20,680	21,450	0.78
Apex Group Treasury, LLC	(4)(9)	L + 3.75%	8.26%	7/27/2028	41,092	38,476	40,045	1.45
Boxer Parent Company, Inc.	(8)	L + 3.75%	8.13%	10/2/2025	8,089	7,872	7,764	0.28
Brown Group Holdings, LLC	(11)	L + 2.50%	6.88%	6/7/2028	5,953	5,696	5,855	0.21
Cloudera, Inc.	(9)	L + 3.75%	8.13%	10/8/2028	8,201	7,914	7,759	0.28
Community Brands ParentCo, LLC	(4)(5)(10)	SOFR + 5.75%	10.17%	2/24/2028	75,940	74,480	74,421	2.69
Confine Visual Bidco	(4)(7)(10)	SOFR + 5.75%	10.05%	2/23/2029	31,852	30,946	30,158	1.09
ConnectWise, LLC	(9)	L + 3.50%	7.88%	9/29/2028	4,455	4,462	4,243	0.15
Delta Topco, Inc.	(10)	SOFR + 3.75%	8.15%	12/1/2027	3,970	3,939	3,680	0.13
ECI Macola Max Holding, LLC	(10)	L + 3.75%	8.48%	11/9/2027	6,947	6,718	6,686	0.24
EP Purchaser, LLC	(9)	L + 3.25%	7.63%	11/6/2028	3,474	3,466	3,443	0.12
Epicor Software Corp.	(10)	L + 3.25%	7.63%	7/30/2027	9,911	9,657	9,539	0.35
Flexera Software, LLC	(10)	L + 3.75%	8.14%	3/3/2028	5,589	5,469	5,377	0.19
GI Consilio Parent, LLC	(9)	L + 4.00%	8.38%	5/12/2028	7,153	7,005	6,785	0.25
GovernmentJobs.com, Inc.	(4)(7)(10)	L + 5.50%	9.88%	12/1/2028	23,423	22,927	22,823	0.83
GraphPAD Software, LLC	(4)(11)	L + 5.50%	6.50%	4/27/2027	15,557	15,409	15,402	0.56
Greeneden U.S. Holdings II, LLC	(10)	L + 4.00%	8.38%	12/1/2027	4,455	4,456	4,287	0.16
HS Purchaser, LLC	(10)	SOFR + 4.00%	8.19%	11/19/2026	3,962	3,932	3,582	0.13
Hyland Software, Inc.	(10)	L + 3.50%	7.88%	7/1/2024	3,961	3,941	3,916	0.14
Idera, Inc.	(10)	L + 3.75%	7.50%	3/2/2028	2,970	2,979	2,808	0.10
Informatica, LLC	(11)	L + 2.75%	7.19%	10/27/2028	1,588	1,570	1,562	0.06
ION Trading Finance Ltd.	(8)	L + 4.75%	9.48%	4/3/2028	7,803	7,454	7,421	0.27
Ivanti Software, Inc.	(10)	L + 4.00%	8.73%	12/1/2027	1,980	1,970	1,568	0.06
LD Lower Holdings, Inc.	(4)(7)(11)	L + 6.50%	11.23%	2/8/2026	14,983	14,868	14,758	0.53
Maverick Acquisition, Inc.	(4)(10)	SOFR + 2.50%	9.28%	5/18/2028	27,500	26,206	26,125	0.95

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)		Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Medallia, Inc.	(4)(10)	L + 6.50%	10.88 (incl. 5.44 PIK	% % )	10/29/2028	46,458	45,713	45,529	1.65
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	8.94%		5/2/2029	4,988	4,965	4,685	0.17
Monk Holding Co.	(4)(7)(10)	L + 5.50%	9.67%		12/1/2027	110,608	108,230	108,578	3.93
MRI Software, LLC	(5)(11)	L + 5.50%	10.23%		2/10/2026	10,178	9,890	9,809	0.35
Nintex Topco Limited	(4)(10)	L + 6.00%	10.73%		11/13/2028	32,836	32,237	30,702	1.11
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	6.42%		9/12/2029	4,000	3,980	3,941	0.14
Perforce Software, Inc.	(8)	L + 3.75%	8.13%		7/1/2026	1,342	1,338	1,254	0.05
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	8.39%		4/26/2024	2,970	2,965	2,904	0.11
Proofpoint, Inc.	(5)(9)	L + 3.25%	7.98%		8/31/2028	8,895	8,560	8,575	0.31
Quest Software US Holdings, Inc.	(9)	SOFR + 4.25%	8.49%		2/1/2029	3,990	3,955	3,096	0.11
RealPage, Inc.	(9)	L + 3.00%	7.38%		4/24/2028	7,932	7,713	7,559	0.27
Relativity ODA, LLC	(4)(7)(11)	L + 10.55%	11.89 (incl. 11.55 PIK	% % )	5/12/2027	53,210	52,472	52,403	1.90
Rocket Software, Inc.	(8)	L + 4.25%	8.63%		11/28/2025	1,492	1,440	1,438	0.05
Rocket Software, Inc.	(9)	L + 4.25%	8.63%		11/28/2025	5,434	5,286	5,247	0.19
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	8.32%		8/14/2026	4,959	4,912	4,831	0.17
SolarWinds Holdings Inc.	(10)	SOFR + 4.00%	8.32%		2/5/2027	2,930	2,930	2,906	0.11
Sophia, LP	(9)	L + 3.50%	8.23%		10/7/2027	9,925	9,561	9,602	0.35
Sovos Compliance, LLC	(9)	L + 4.50%	8.88%		8/11/2028	3,965	3,964	3,663	0.13
SS&C Technologies, Inc.	(9)	SOFR + 2.25%	6.67%		3/22/2029	4,265	4,169	4,197	0.15
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	29,775	29,264	29,031	1.05
Stamps.com, Inc.	(4)(10)	L + 5.75%	10.13%		10/5/2028	29,775	29,264	29,031	1.05
Surf Holdings, LLC	(8)	L + 3.50%	8.23%		3/5/2027	4,958	4,886	4,820	0.17
Symphony Technology Group	(5)(10)	L + 4.75%	9.17%		7/27/2028	1,985	1,989	1,709	0.06
Symphony Technology Group	(5)(9)	SOFR + 3.75%	7.97%		3/1/2029	5,970	5,863	5,573	0.20
The Ultimate Software Group, Inc.	(9)	L + 3.25%	7.00%		5/4/2026	9,174	8,928	8,750	0.32
Triple Lift, Inc.	(4)(7)(10)	SOFR + 5.50%	10.12%		5/5/2028	60,795	60,203	59,553	2.15
Vision Solutions, Inc.	(10)	L + 4.00%	8.36%		4/24/2028	6,019	5,963	5,000	0.18
VS Buyer, LLC	(11)	L + 3.00%	7.38%		2/28/2027	3,057	3,016	2,979	0.11

							861,249	853,778	30.89
Specialty Retail
CustomInk, LLC	(4)(11)	L + 6.18%	7.18%		5/3/2026	36,866	36,508	36,866	1.33
EG Dutch Finco BV	(8)	L + 4.00%	8.73%		2/7/2025	5,961	5,732	5,644	0.20

							42,240	42,510	1.53
Technology Hardware, Storage & Peripherals
Lytx, Inc.	(4)(11)	SOFR + 6.75%	11.17%		2/28/2026	29,237	29,125	28,067	1.02
Trading Companies & Distributors
Core and Main, LP	(11)	SOFR + 2.50%	7.42%		7/27/2028	3,980	3,898	3,940	0.14
Foundation Building Materials, Inc.	(9)	L + 3.25%	7.66%		1/31/2028	6,940	6,700	6,587	0.24

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Trading Companies & Distributors (continued)
Icebox Holdco III, Inc.	(9)	L + 3.50%	8.23%	12/22/2028	5,953	5,888	5,514	0.20
LBM Acquisition, LLC	(10)	L + 3.75%	7.12%	12/17/2027	3,960	3,958	3,451	0.12
Park River Holdings, Inc.	(10)	L + 3.25%	6.99%	12/28/2027	3,403	3,349	2,991	0.11
Porcelain Acquisition Corp.	(4)(7)(11)	L + 5.75%	10.48%	4/1/2027	8,783	8,593	8,721	0.32
Specialty Building Products Holdings, LLC	(9)	L + 3.25%	7.64%	10/15/2028	1,985	1,996	1,794	0.06
SRS Distribution, Inc.	(9)	SOFR + 3.50%	7.92%	6/2/2028	9,930	9,713	9,517	0.34
The Cook & Boardman Group, LLC	(11)	SOFR + 5.75%	9.99%	10/17/2025	46,970	44,734	40,101	1.45

						88,829	82,616	2.98
Transportation Infrastructure
First Student Bidco, Inc.	(9)	L + 3.00%	7.73%	7/21/2028	3,093	3,088	2,805	0.10
Froneri International PLC	(11)	L + 2.25%	6.63%	1/29/2027	4,918	4,787	4,796	0.17
Frontline Road Safety, LLC	(4)(10)	L + 5.75%	6.68%	5/3/2027	13,251	12,854	12,456	0.45
Roadsafe Holdings, Inc.	(4)(11)	L + 5.75%	10.87%	10/19/2027	18,856	18,670	18,668	0.68

						39,399	38,725	1.40
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	8.58%	12/17/2027	6,745	6,574	6,462	0.23

Total First Lien Debt						5,521,131	5,460,255	197.58

Second Lien Debt
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/10/2029	5,301	4,705	4,588	0.17
Health Care Providers & Services
Canadian Hospital Specialties Ltd.	(4)(5)(8)	8.75%	8.75%	4/15/2029	CAD 12,000	8,117	8,170	0.30
Jayhawk Buyer, LLC	(4)(11)	L + 8.75%	13.17%	10/15/2027	24,712	24,530	24,527	0.89

						32,647	32,697	1.19
Industrial Conglomerates
Victory Buyer, LLC	(4)(9)	L + 7.00%	11.35%	11/1/2029	66,704	65,449	57,199	2.07
Life Sciences Tools & Services
Curia Global, Inc.	(4)(10)	L + 6.50%	10.91%	8/31/2029	37,847	37,028	29,521	1.07
Phoenix Newco, Inc.	(4)(9)	L + 6.50%	10.88%	11/15/2029	37,847	37,027	36,995	1.34

						74,055	66,516	2.41
Software
Apex Group Treasury, LLC	(4)(9)	L + 6.75%	11.48%	7/27/2029	3,622	3,639	3,486	0.13
Apex Group Treasury, LLC	(9)	L + 3.75%	8.26%	7/27/2028	34,225	34,389	32,941	1.19

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Second Lien Debt (continued)
Software (continued)
Proofpoint, Inc.	(5)(9)	L + 3.25%	7.98%	8/31/2028	37,847	36,913	36,538	1.32
Vision Solutions, Inc.	(5)(10)	L + 7.25%	11.61%	4/23/2029	37,847	32,460	28,231	1.02

						107,401	101,196	3.66

Total Second Lien Debt						284,257	262,196	9.49

Bonds
Aerospace & Defense
Howmet Aerospace Inc	(8)	5.90%	5.90%	2/1/2027	1,360	1,389	1,355	0.05
Automobiles
Ford Motor Co	(8)	4.13%	4.13%	8/4/2025	2,610	2,505	2,449	0.09
Banks
Barclays PLC	(8)	5.20%	5.20%	5/12/2026	2,570	2,540	2,502	0.09
Barclays PLC	(8)	4.84%	4.84%	5/9/2028	860	812	794	0.03
Barclays PLC	(8)	2.85%	2.85%	5/7/2026	2,100	1,961	1,953	0.07
Huntington Bancshares Inc	(8)	4.44%	4.44%	8/4/2028	620	598	592	0.02
Lloyds Banking Group PLC	(8)	4.65%	4.65%	3/24/2026	5,000	4,849	4,794	0.17
Synchrony Bank	(8)	5.40%	5.40%	8/22/2025	5,000	4,946	4,912	0.18
Synovus Financial Corp	(8)	5.20%	5.20%	8/11/2025	100	99	99	0.00

						15,805	15,646	0.56
Building Products
Trane Technologies Luxembourg Finance SA	(8)	3.80%	3.80%	3/21/2029	460	432	424	0.02
Capital Markets
FactSet Research Systems Inc	(8)	2.90%	2.90%	3/1/2027	1,810	1,672	1,646	0.06
Jefferies Financial Group Inc.	(8)	4.15%	4.15%	1/23/2030	2,650	2,424	2,372	0.09
MSCI Inc.	(8)	4.00%	4.00%	11/15/2029	200	183	175	0.01
Nomura Holdings Inc	(8)	1.65%	1.65%	7/14/2026	2,250	1,986	1,961	0.07
Nomura Holdings Inc	(8)	2.33%	2.33%	1/22/2027	1,270	1,134	1,114	0.04
StoneX Group Inc.	(8)	8.63%	8.63%	6/15/2025	1,740	1,777	1,760	0.06

						9,176	9,028	0.33
Chemicals
Ingevity Corp	(8)	3.88%	3.88%	11/1/2028	480	421	414	0.01
Minerals Technologies Inc.	(8)	5.00%	5.00%	7/1/2028	1,240	1,123	1,107	0.04
Westlake Corp	(8)	3.60%	3.60%	8/15/2026	3,400	3,235	3,199	0.12

						4,779	4,720	0.17
Commercial Services & Supplies
Clean Harbors Inc.	(8)	4.88%	4.88%	7/15/2027	740	718	702	0.03
Communications Equipment
Juniper Networks Inc	(8)	3.75%	3.75%	8/15/2029	2,230	2,029	1,992	0.07
Motorola Solutions Inc	(8)	4.60%	4.60%	5/23/2029	4,110	4,018	3,920	0.14

						6,047	5,912	0.21
Construction & Engineering
Fluor Corp	(8)	4.25%	4.25%	9/15/2028	1,870	1,719	1,686	0.06
Quanta Services Inc	(8)	0.95%	0.95%	10/1/2024	1,830	1,695	1,686	0.06

						3,414	3,372	0.12

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Consumer Finance
FirstCash Inc	(8)	5.63%	5.63%	1/1/2030	3,460	3,216	3,084	0.11
Navient Corp	(8)	6.75%	6.75%	6/25/2025	4,060	4,011	3,904	0.14
Navient Corp	(8)	4.88%	4.88%	3/15/2028	460	393	379	0.01
OneMain Finance Corp	(8)	6.88%	6.88%	3/15/2025	3,070	3,040	2,956	0.11
PRA Group Inc	(8)	5.00%	5.00%	10/1/2029	860	727	711	0.03
SLM Corp	(8)	4.20%	4.20%	10/29/2025	240	227	220	0.01

						11,614	11,254	0.41
Containers & Packaging
Berry Global, Inc.	(8)	1.65%	1.65%	1/15/2027	3,320	2,872	2,844	0.10
OI European Group BV	(8)	4.75%	4.75%	2/15/2030	550	491	482	0.02
TriMas Corp	(8)	4.13%	4.13%	4/15/2029	150	133	131	0.00

						3,496	3,457	0.12
Diversified Consumer Services
Block Financial LLC	(8)	2.50%	2.50%	7/15/2028	3,220	2,796	2,743	0.10
Prime Security Services Borrower LLC	(8)	5.75%	5.75%	4/15/2026	2,800	2,783	2,701	0.10
Service Corp International	(8)	4.63%	4.63%	12/15/2027	3,900	3,712	3,650	0.13

						9,291	9,094	0.33
Electric Utilities
NextEra Energy Operating Partners LP	(8)	4.25%	4.25%	7/15/2024	180	177	175	0.01
Electronic Equipment, Instruments & Components
Avnet Inc	(8)	4.63%	4.63%	4/15/2026	1,990	1,937	1,917	0.07
CDW LLC	(8)	2.67%	2.67%	12/1/2026	1,740	1,572	1,548	0.06
CDW LLC	(8)	3.28%	3.28%	12/1/2028	4,280	3,733	3,672	0.13
Flex Ltd	(8)	4.88%	4.88%	6/15/2029	5,000	4,769	4,715	0.17
Jabil Inc	(8)	4.25%	4.25%	5/15/2027	5,000	4,798	4,736	0.17
Teledyne Technologies Inc	(8)	1.60%	1.60%	4/1/2026	1,340	1,209	1,200	0.04
TTM Technologies Inc	(8)	4.00%	4.00%	3/1/2029	630	560	541	0.02

						18,578	18,329	0.66
Energy Equipment & Services
Enerflex Ltd	(8)	9.00%	9.00%	10/15/2027	2,920	2,964	2,916	0.11
Equity Real Estate Investment
EPR Properties	(8)	4.95%	4.95%	4/15/2028	430	380	368	0.01
Equity Real Estate Investment Trusts (REITs)
Brixmor Operating Partnership LP	(8)	4.13%	4.13%	6/15/2026	3,780	3,609	3,569	0.13
Iron Mountain Inc	(8)	4.88%	4.88%	9/15/2027	2,670	2,535	2,460	0.09
Iron Mountain Inc	(8)	5.25%	5.25%	3/15/2028	1,120	1,065	1,032	0.04
Service Corp International	(8)	7.50%	7.50%	9/15/2025	3,910	3,829	3,731	0.14

						11,038	10,792	0.40
Food Products
Campbell Soup Co	(8)	4.15%	4.15%	3/15/2028	880	857	842	0.03
Conagra Brands Inc	(8)	4.85%	4.85%	11/1/2028	700	696	684	0.02
Conagra Brands Inc	(8)	1.38%	1.38%	11/1/2027	2,580	2,187	2,153	0.08
Lamb Weston Holdings Inc	(8)	4.88%	4.88%	5/15/2028	2,820	2,726	2,677	0.10

						6,466	6,356	0.23

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Gas Utilities
Superior General Partner Inc	(8)	4.50%	4.50%	3/15/2029	330	290	283	0.01
Health Care Providers & Services
Centene Corp	(8)	4.25%	4.25%	12/15/2027	2,330	2,226	2,190	0.08
HCA Inc.	(8)	4.50%	4.50%	2/15/2027	5,360	5,224	5,174	0.19
Molina Healthcare Inc	(8)	4.38%	4.38%	6/15/2028	120	112	110	0.00
Universal Health Services Inc	(8)	1.65%	1.65%	9/1/2026	2,560	2,229	2,198	0.08

						9,791	9,672	0.35
Hotels, Restaurants & Leisure
Hilton Domestic Operating Co Inc	(8)	3.75%	3.75%	5/1/2029	400	359	347	0.01
Hyatt Hotels Corp	(8)	4.38%	4.38%	9/15/2028	4,220	3,933	3,869	0.14
New Red Finance Inc	(8)	3.88%	3.88%	1/15/2028	2,080	1,923	1,865	0.07
New Red Finance Inc	(8)	3.50%	3.50%	2/15/2029	2,900	2,559	2,491	0.09
Vail Resorts Inc	(8)	6.25%	6.25%	5/15/2025	940	952	942	0.03
Yum! Brands Inc	(8)	4.75%	4.75%	1/15/2030	1,680	1,595	1,544	0.06

						11,321	11,058	0.40
Household Durables
D.R. Horton Inc	(8)	1.30%	1.30%	10/15/2026	3,860	3,370	3,324	0.12
Lennar Corp	(8)	4.75%	4.75%	11/29/2027	1,830	1,789	1,767	0.06
LGI Homes Inc	(8)	4.00%	4.00%	7/15/2029	790	622	611	0.02
M/I Homes Inc	(8)	3.95%	3.95%	2/15/2030	560	448	453	0.02
Meritage Homes Corp	(8)	3.88%	3.88%	4/15/2029	1,100	955	934	0.03
Taylor Morrison Communities Inc	(8)	5.88%	5.88%	6/15/2027	640	640	616	0.02
Taylor Morrison Communities Inc	(8)	5.75%	5.75%	1/15/2028	840	815	788	0.03
Tempur Sealy International Inc	(8)	4.00%	4.00%	4/15/2029	1,920	1,680	1,616	0.06
Toll Brothers Finance Corp	(8)	4.88%	4.88%	3/15/2027	5,120	4,905	4,896	0.18

						15,224	15,005	0.54
Independent Power and Renewable Electricity Producers
DPL INC	(8)	4.13%	4.13%	7/1/2025	2,260	2,174	2,127	0.08
Drax Finco PLC	(8)	6.63%	6.63%	11/1/2025	2,450	2,367	2,345	0.08

						4,541	4,472	0.16
Industrial Conglomerates
Icahn Enterprises LP	(8)	4.75%	4.75%	9/15/2024	1,180	1,154	1,134	0.04
Icahn Enterprises LP	(8)	5.25%	5.25%	5/15/2027	3,520	3,329	3,231	0.12

						4,483	4,365	0.16
Insurance
Willis North America Inc	(8)	4.65%	4.65%	6/15/2027	2,820	2,769	2,728	0.10
IT Services
CGI Inc	(8)	1.45%	1.45%	9/14/2026	2,190	1,952	1,940	0.07
Gartner Inc.	(8)	3.63%	3.63%	6/15/2029	4,100	3,714	3,608	0.13

						5,666	5,548	0.20
Machinery
Allison Transmission Inc	(8)	4.75%	4.75%	10/1/2027	820	777	762	0.03
Allison Transmission Inc	(8)	5.88%	5.88%	6/1/2029	3,470	3,389	3,265	0.12

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Machinery (continued)
CNH Industrial NV	(8)	3.85%	3.85%	11/15/2027	2,370	2,251	2,224	0.08
Weir Group PLC	(8)	2.20%	2.20%	5/13/2026	3,810	3,449	3,383	0.12

						9,866	9,634	0.35
Media
Sirius XM Radio Inc	(8)	5.00%	5.00%	8/1/2027	4,460	4,245	4,132	0.15
Metals & Mining
Carpenter Technology Corp	(8)	6.38%	6.38%	7/15/2028	3,280	3,179	3,125	0.11
FMG Resources August 2006 Pty Ltd	(8)	5.88%	5.88%	4/15/2030	2,880	2,752	2,687	0.10
Freeport-McMoRan Inc	(8)	4.13%	4.13%	3/1/2028	5,000	4,697	4,633	0.17
Mineral Resources Ltd	(8)	8.00%	8.00%	11/1/2027	4,300	4,487	4,403	0.16
Steel Dynamics Inc	(8)	3.45%	3.45%	4/15/2030	4,620	4,169	4,073	0.15

						19,284	18,921	0.69
Mortgage Real Estate Investment Trusts (REITs)
Starwood Property Trust Inc	(8)	3.75%	3.75%	12/31/2024	4,640	4,476	4,362	0.16
Multiline Retail
Macy’s Retail Holdings LLC	(8)	5.88%	5.88%	3/15/2030	520	470	452	0.02
Oil, Gas & Consumable Fuels
Antero Midstream Partners LP	(8)	5.75%	5.75%	3/1/2027	3,590	3,524	3,400	0.12
Crestwood Midstream Partners LP	(8)	5.63%	5.63%	5/1/2027	1,500	1,437	1,398	0.05
DCP Midstream Operating LP	(8)	5.38%	5.38%	7/15/2025	2,880	2,887	2,858	0.10
DCP Midstream Operating LP	(8)	5.63%	5.63%	7/15/2027	2,270	2,302	2,256	0.08
EnLink Midstream Partners LP	(8)	4.85%	4.85%	7/15/2026	1,640	1,583	1,544	0.06
Hess Corp	(8)	4.30%	4.30%	4/1/2027	3,790	3,670	3,625	0.13
Hess Midstream Operations LP	(8)	5.13%	5.13%	6/15/2028	2,810	2,664	2,603	0.09
Holly Energy Partners LP	(8)	6.38%	6.38%	4/15/2027	4,120	4,156	4,053	0.15
Matador Resources Co	(8)	5.88%	5.88%	9/15/2026	2,170	2,119	2,090	0.08
NuStar Logistics LP	(8)	6.00%	6.00%	6/1/2026	2,750	2,710	2,653	0.10
ONEOK Inc	(8)	4.55%	4.55%	7/15/2028	2,420	2,330	2,289	0.08
PBF Holding Co LLC	(8)	7.25%	7.25%	6/15/2025	4,400	4,330	4,355	0.16
Phillips 66 Partners LP	(8)	3.75%	3.75%	3/1/2028	3,150	2,959	2,905	0.11
Spectra Energy Partners LP	(8)	3.38%	3.38%	10/15/2026	470	445	438	0.02
Sunoco LP	(8)	4.50%	4.50%	5/15/2029	3,010	2,738	2,637	0.10

						39,854	39,104	1.43
Paper & Forest Products
Louisiana-Pacific Corp	(8)	3.63%	3.63%	3/15/2029	1,910	1,687	1,658	0.06
Personal Products
Edgewell Personal Care Co	(8)	5.50%	5.50%	6/1/2028	820	785	768	0.03
Pharmaceuticals
Royalty Pharma PLC	(8)	1.75%	1.75%	9/2/2027	680	587	577	0.02
Professional Services
Booz Allen Hamilton Inc	(8)	3.88%	3.88%	9/1/2028	4,320	3,972	3,835	0.14
Real Estate Management & Development
Howard Hughes Corp	(8)	5.38%	5.38%	8/1/2028	2,250	2,080	2,031	0.07
Howard Hughes Corp	(8)	4.13%	4.13%	2/1/2029	180	156	151	0.01

						2,236	2,182	0.08

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Road & Rail
Ryder System Inc	(8)	4.30%	4.30%	6/15/2027	1,000	969	959	0.03
Semiconductors & Semiconductor Equipment
Broadcom Corp	(8)	3.88%	3.88%	1/15/2027	5,450	5,219	5,163	0.19
ON Semiconductor Corp	(8)	3.88%	3.88%	9/1/2028	150	136	131	0.00
Qorvo Inc	(8)	1.75%	1.75%	12/15/2024	4,770	4,414	4,399	0.16

						9,769	9,693	0.35
Software
Fair Isaac Corp	(8)	4.00%	4.00%	6/15/2028	4,770	4,404	4,337	0.16
Oracle Corp	(8)	2.80%	2.80%	4/1/2027	1,150	1,059	1,048	0.04
Tangerine Bidco SPA	(4)(8)	6.50%	6.50%	12/30/2029	EUR 66,000	67,855	68,325	2.47
TeamSystem SpA	(4)(8)	6.50%	6.50%	2/15/2028	EUR 35,000	33,348	36,325	1.31

						106,666	110,035	3.98
Specialty Retail
Abercrombie & Fitch Management Co	(8)	8.75%	8.75%	7/15/2025	1,700	1,700	1,669	0.06
Asbury Automotive Group, Inc.	(8)	4.75%	4.75%	3/1/2030	660	573	553	0.02
Bath & Body Works Inc	(8)	9.38%	9.38%	7/1/2025	2,410	2,618	2,577	0.09
Foot Locker Inc	(8)	4.00%	4.00%	10/1/2029	440	370	343	0.01
Gap Inc	(8)	3.63%	3.63%	10/1/2029	1,940	1,538	1,371	0.05
Sonic Automotive Inc	(8)	4.63%	4.63%	11/15/2029	440	372	353	0.01

						7,171	6,866	0.24
Technology Hardware, Storage & Peripherals
VMware Inc	(8)	3.90%	3.90%	8/21/2027	3,030	2,874	2,833	0.10
Xerox Holdings Corp	(8)	5.50%	5.50%	8/15/2028	1,680	1,436	1,347	0.05

						4,310	4,180	0.15
Textiles, Apparel & Luxury Goods
PVH Corp	(8)	4.63%	4.63%	7/10/2025	1,810	1,765	1,749	0.06
Thrifts & Mortgage Finance
MGIC Investment Corp	(8)	5.25%	5.25%	8/15/2028	1,620	1,533	1,496	0.05
NMI Holdings Inc	(8)	7.38%	7.38%	6/1/2025	2,060	2,116	2,084	0.08
Radian Group Inc	(8)	6.63%	6.63%	3/15/2025	2,850	2,857	2,816	0.10

						6,506	6,396	0.23
Trading Companies & Distributors
Air Lease Corp	(8)	1.88%	1.88%	8/15/2026	5,030	4,447	4,375	0.16
GATX Corp	(8)	3.25%	3.25%	9/15/2026	270	254	251	0.01

						4,701	4,626	0.17
Trading Companies & Distributors
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	(8)	3.88%	3.88%	1/23/2028	2,850	2,608	2,568	0.09

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Bonds (continued)
Trading Companies & Distributors (continued)
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	(8)	4.63%	4.63%	10/15/2027	2,280	2,165	2,121	0.08
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	(8)	3.00%	3.00%	10/29/2028	540	467	453	0.02
United Rentals North America Inc	(8)	4.88%	4.88%	1/15/2028	1,800	1,747	1,710	0.06

						6,987	6,852	0.25

Total Bonds						398,660	396,461	14.35

Equity
Aerospace & Defense
Loar Acquisition 13, LLC - Common Units	(4)				2,547,048	4,305	5,680	0.21
Air Freight & Logistics
AGI Group Holdings LP - A2 Units	(4)				194	208	155	0.01
Mode Holdings, L.P. - Class A-2 Common Units	(4)				1,230,769	2,215	2,400	0.09

						2,423	2,555	0.10
Distributors
Box Co-Invest Blocker, LLC	(4)				780,000	780	694	0.03
Diversified Consumer Services
Cambium Holdings, LLC - Senior Preferred Interests	(4)		11.50%		974,662	1,133	1,184	0.04
Deneb Ultimate Topco, LLC - Class A Units	(4)				728	728	575	0.02

						1,861	1,759	0.06
Health Care Providers & Services
Jayhawk Holdings, LP - A-1 Common Units	(4)				797	210	227	0.01
Jayhawk Holdings, LP - A-2 Common Units	(4)				429	113	122	0.00

						323	349	0.01
Software
Lobos Parent, Inc. - Series A Preferred Shares	(4)		10.50%		5,773	5,700	6,134	0.22
Transportation Infrastructure
Frontline Road Safety Investments, LLC - Class A Common Units	(4)				3,936	376	275	0.01

Equity Total						15,768	17,446	0.63

Total Investments - non-controlled/non-affiliated						6,219,816	6,136,358	222.04

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
Total Investments - non-controlled/affiliated
Distributors
GSO DL Co-Invest EIS LP (EIS Acquisition Holdings, LP) - Class A Common Units	(4)(14)				502,415	1,828	3,190	0.12

Total Equity						1,828	3,190	0.12

Total Investments - non-controlled/affiliated						1,828	3,190	0.12

Investments - controlled/affiliated
Equity
Specialty Retail
GSO DL CoInvest CI LP (CustomInk, LLC) - Series A Preferred Units	(4)(14)				3,000,000	3,542	3,762	0.14

Total Equity						3,542	3,762	0.14

Total Investments - controlled/affiliated						3,542	3,762	0.14

Total Investment Portfolio						6,225,186	6,143,310	222.29

Cash and Cash Equivalents
State Street Institutional U.S. Government Money Market Fund						5,107	5,107	0.18
Other Cash and Cash Equivalents						118,005	118,005	4.27

Total Portfolio Investments, Cash and Cash Equivalents						$6,348,298	$6,266,422	226.75%

(1)
Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2022, the Company had investments denominated in Canadian Dollars (CAD) and Euros (EUR). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature. For each such loan, the Company has provided the interest rate in effect on the date presented.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

(4)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)	For unsettled positions the interest rate does not include the base rate.
(7)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
ADCS Clinics Intermediate Holdings, LLC	Revolver	5/7/2027	$781	$(16)
ADCS Clinics Intermediate Holdings, LLC	Delayed Draw Term Loan	5/7/2023	489	—
AI Aqua Merger Sub, Inc.	Delayed Draw Term Loan	7/31/2028	519	—
Barbri Holdings, Inc.	Delayed Draw Term Loan	4/28/2023	1,363	—
Bazaarvoice, Inc.	Revolver	5/7/2026	2,123	—
Monk Holding Co.	Delayed Draw Term Loan	8/12/2023	7,311	—
Cambium Learning Group, Inc.	Revolver	7/20/2028	3,249	—
CCBlue Bidco, Inc.	Delayed Draw Term Loan	12/21/2023	2,832	—
Confine Visual Bidco	Delayed Draw Term Loan	3/11/2024	6,094	—
CPI Buyer, LLC	Delayed Draw Term Loan	5/1/2023	7,175	—
CPI Buyer, LLC	Revolver	11/1/2026	2,974	(59)
CSHC Buyerco, LLC	Delayed Draw Term Loan	9/8/2026	3,511	(53)
Cumming Group, Inc.	Delayed Draw Term Loan	5/26/2027	1,150	—
Cumming Group, Inc.	Revolver	5/26/2027	1,776	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	4/3/2028	44	—
Donuts, Inc.	Delayed Draw Term Loan	12/29/2027	5,874	—
Express Wash Concepts, LLC	Delayed Draw Term Loan	4/30/2027	14,500	—
Forefront Management Holdings, LLC	Delayed Draw Term Loan	3/23/2029	132	—
GovernmentJobs.com, Inc.	Revolver	11/30/2027	2,566	(51)
GovernmentJobs.com, Inc.	Delayed Draw Term Loan	11/30/2023	8,018	(80)
Java Buyer, Inc.	Delayed Draw Term Loan	12/15/2023	3,414	—
Knowledge Pro Buyer, Inc.	Delayed Draw Term Loan	12/10/2023	1,939	(15)
Knowledge Pro Buyer, Inc.	Revolver	12/10/2027	2,094	—
Latham Pool Products, Inc.	Delayed Draw Term Loan	2/18/2029	11,250	(942)
LD Lower Holdings, Inc.	Delayed Draw Term Loan	2/8/2023	2,542	—
Navigator Acquiror, Inc.	Delayed Draw Term Loan	7/16/2023	3,686	—
New Arclin US Holding Corp.	Delayed Draw Term Loan	9/22/2028	202	(24)
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	263	—
Porcelain Acquisition Corp.	Delayed Draw Term Loan	4/1/2027	2,115	(62)
Progress Residential PM Holdings, LLC	Delayed Draw Term Loan	3/17/2023	3,721	—
Qualus Power Services Corp.	Delayed Draw Term Loan	3/26/2023	1,442	—
Refficiency Holdings, LLC	Delayed Draw Term Loan	12/16/2027	1	—
Relativity ODA, LLC	Revolver	5/12/2027	538	(8)
RWL Holdings, LLC	Delayed Draw Term Loan	12/1/2027	5,185	(52)
Smile Doctors, LLC	Revolver	12/23/2027	2,425	—

BCRED Emerald JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
Stepping Stones Healthcare Services, LLC	Delayed Draw Term Loan	12/30/2023	2,139	—
Stepping Stones Healthcare Services, LLC	Revolver	12/30/2026	507	—
Triple Lift, Inc.	Revolver	5/6/2028	1,321	—
US Oral Surgery Management Holdco, LLC	Delayed Draw Term Loan	11/18/2023	2,160	—
US Oral Surgery Management Holdco, LLC	Revolver	11/18/2027	1,915	(19)
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	117	—
West Monroe Partners, LLC	Delayed Draw Term Loan	11/9/2023	7,580	—
West Monroe Partners, LLC	Revolver	11/9/2027	2,843	(14)
WHCG Purchaser III, Inc.	Revolver	6/22/2026	491	—
WHCG Purchaser III, Inc.	Delayed Draw Term Loan	6/22/2023	1,154	—

Total Unfunded Commitments			$133,525	$(1,395)

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
(14)	Loan was on non-accrual status as of December 31, 2022.

The following table presents the selected consolidated statement of assets and liabilities information of the Emerald JV as of December 31, 2023 and December 31, 2022:

	December 31, 2023	December 31, 2022
ASSETS
Investments at fair value (cost of $5,326,183 and $6,225,186 at December 31, 2023 and December 31, 2022, respectively)	$5,325,685	$6,143,310
Cash and cash equivalents	129,214	123,112
Interest receivable	44,034	67,094
Receivable for investments sold	17,056	195,023
Deferred financing costs	15,576	12,664
Other assets	—	65

Total assets	$5,531,565	$6,541,268

LIABILITIES
Debt	$2,672,363	$3,377,064
Distribution payable	106,593	91,832
Payable for investments purchased and other liabilities	42,929	308,750

Total liabilities	2,821,885	3,777,646

MEMBERS’ EQUITY
Members’ Equity	2,709,680	2,763,622

Total members’ equity	2,709,680	2,763,622

Total liabilities and members’ equity	$5,531,565	$6,541,268

(1)	Amount rounds to less than one thousand.
The following table presents the selected consolidated statements of operations information of the Emerald JV for the years ended December 31, 2023 and December 31, 2022:

	Year Ended December 31, 2023	Period Ended December 31, 2022
Investment income:
Interest income	$652,708	$242,406
Payment-in-kind interest income	5,692	2,586
Dividend income	59	2,031
Other income	1,840	2,937

Total investment income	660,299	249,960

Expenses:
Interest expense	237,692	79,232
Other expenses	4,115	3,914

Total expenses	241,807	83,146

Net investment income before taxes	418,492	166,814

Tax expense	—	—

Net investment income after taxes	$418,492	$166,814

	Year Ended December 31, 2023	Period Ended December 31, 2022
Net realized and change in unrealized gain (loss) on investments
Net change in unrealized gain (loss) on investments	75,379	(82,456)
Net realized gain (loss) on investments and foreign currency	(9,491)	(6,965)

Total net realized and change in unrealized gain (loss) on investments	65,888	(89,421)

Net increase (decrease) in net assets resulting from operations	$484,380	$77,393

BCRED Verdelite JV
BCRED Verdelite JV LP (
“Verdelite JV”
), a Delaware limited liability company, was formed as a joint venture between the Company and an entity managed by an alternative credit management investment firm with a specialized focus on structured and syndicated credit, including CLO management (the
“Verdelite JV Partner”
), and commenced operations on October 21, 2022 and operates under a limited liability company agreement. The Verdelite JV’s principal purpose is to make investments, primarily in broadly syndicated loans.
On October 21, 2022, a wholly-owned subsidiary of the Company and the Verdelite JV Partner committed to contribute up to $147.0 million and $21.0 million of capital, respectively, to the Verdelite JV. The Company contributed $117.7 million (consisting of a cash contribution of $26.2 million and an in-kind capital contribution of investments valued at $91.5 million), and the Verdelite JV Partner contributed cash of $16.8 million, in exchange for equity ownership interests of 87.5% and 12.5%, respectively.
The Company and the Verdelite JV Partner may, from time-to-time, make additional contributions of capital or may receive returns of capital from the Verdelite JV. As of December 31, 2023 and December 31, 2022, the Company had contributed $117.7 million and the Verdelite JV Partner had contributed $16.8 million of capital, respectively, and $29.3 million and $4.2 million of capital remained uncalled from the Company and the Verdelite JV Partner, respectively. As of December 31, 2023 and December 31, 2022, the Company and the Verdelite JV Partner’s initial equity ownership interests are 87.5% and 12.5%, respectively.
The Company and the Verdelite JV Partner, through their joint control of the Verdelite JV’s General Partner, have equal control of the Verdelite JV’s investment decisions, the decision to call additional capital up to the amounts committed by the Company and the Verdelite JV Partner, the decision to return capital or to make distributions, and generally all other decisions in respect of the Verdelite JV must be approved by the Verdelite JV’s investment committee or board of directors, each of which consists of an equal number of representatives of the Company and the Verdelite JV Partner.
The Company has determined that the Verdelite JV is an investment company under ASC 946, and in accordance with ASC 946, the Company will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary. Further, the Company has a variable interest in the Verdelite JV and has determined that the Verdelite JV is a variable interest entity under ASC 810
.
However, the Company is not deemed to be the primary beneficiary of the Verdelite JV as there is equal power between the Company and JV Partner. Accordingly, the Company does not consolidate the Verdelite JV.
The Company’s investment in the Verdelite JV is disclosed on the Company’s Consolidated Schedule of Investments as of December 31, 2023 and December 31, 2022.

The following table presents the consolidated schedule of investments of the Verdelite JV as of December 31, 2023:
BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	SOFR + 4.00%	9.47%	1/29/2027	$420	$417	$421	0.29%
Atlas CC Acquisition Corp.	(10)	SOFR + 4.25%	9.90%	5/25/2028	2,657	2,480	2,482	1.68
Avolon TLB Borrower 1 US LLC	(9)	SOFR + 2.00%	7.36%	6/22/2028	2,758	2,733	2,767	1.87
Dynasty Acquisition Co Inc	(8)	SOFR + 4.00%	9.35%	8/24/2028	2,992	2,996	3,004	2.03
LSF11 Trinity Bidco Inc	(8)	SOFR + 4.00%	9.36%	6/14/2030	2,293	2,287	2,310	1.56
Peraton Corp.	(10)	SOFR + 3.75%	9.21%	2/1/2028	5,033	4,966	5,052	3.42
TransDigm Inc	(8)	SOFR + 3.25%	8.60%	2/14/2031	4,993	4,996	5,022	3.40
Vertex Aerospace Services Corp.	(10)	SOFR + 3.25%	8.71%	12/6/2028	3,054	3,026	3,061	2.07

						23,901	24,119	16.32
Air Freight & Logistics
Forward Air Corporation	(10)	SOFR + 4.50%	9.90%	9/20/2030	3,000	2,880	2,852	1.93
The Kenan Advantage Group, Inc.	(10)	SOFR + 3.86%	9.22%	3/24/2026	3,554	3,491	3,548	2.40

						6,371	6,400	4.33
Airlines
American Airlines, Inc.	(8)	SOFR + 2.75%	8.60%	2/15/2028	3,000	2,970	3,001	2.03
Brown Group Holding, LLC	(9)	SOFR + 2.75%	8.21%	6/7/2028	3,989	3,969	3,998	2.71
United Airlines, Inc.	(10)	SOFR + 3.75%	9.22%	4/21/2028	2,748	2,728	2,762	1.87

						9,667	9,761	6.61
Auto Components
Clarios Global LP	(8)	SOFR + 3.75%	9.11%	5/6/2030	2,913	2,900	2,924	1.98
Metis Buyer, Inc.	(10)	SOFR + 4.00%	9.47%	5/4/2028	2,985	2,962	2,994	2.03
Belron Finance US LLC	(4)(9)	SOFR + 2.25%	7.63%	4/18/2029	758	758	761	0.52
First Brands Group, LLC	(11)	SOFR + 5.00%	10.88%	3/30/2027	3,322	3,262	3,303	2.24
Phinia Inc	(4)(8)	SOFR + 4.00%	9.46%	7/3/2028	1,746	1,683	1,755	1.19

						11,565	11,737	7.96
Beverages
Triton Water Holdings, Inc.	(9)	SOFR + 3.25%	8.86%	3/31/2028	3,458	3,285	3,432	2.32
Building Products
Cornerstone Building Brands, Inc.	(9)	SOFR + 3.25%	8.71%	4/12/2028	3,990	3,921	3,998	2.71
Griffon Corporation	(9)	SOFR + 2.25%	7.75%	1/24/2029	1,178	1,167	1,182	0.80
Oscar AcquisitionCo LLC	(9)	SOFR + 4.50%	9.95%	4/29/2029	4,816	4,686	4,777	3.23
Tamko Building Product, LLC	(8)	SOFR + 3.50%	8.87%	9/20/2030	1,782	1,781	1,793	1.21
The Chamberlain Group, Inc.	(9)	SOFR + 3.25%	8.71%	11/3/2028	4,557	4,361	4,552	3.08

						15,916	16,302	11.03
Capital Markets
Advisor Group Holdings, Inc.	(8)	SOFR + 4.50%	9.86%	8/17/2028	4,072	4,065	4,090	2.77
Apex Group Treasury, LLC	(9)	SOFR + 3.75%	9.38%	7/27/2028	3,555	3,445	3,546	2.40
Aretec Group, Inc.	(8)	SOFR + 4.50%	9.95%	8/9/2030	4,437	4,355	4,440	3.01
Citco Funding LLC	(9)	SOFR + 3.25%	8.64%	4/27/2028	998	993	1,002	0.68
Focus Financial Partners LLC	(9)	SOFR + 3.50%	8.86%	6/30/2028	2,015	1,986	2,023	1.37
The Edelman Financial Engines Center, LLC	(10)	SOFR + 3.50%	8.97%	4/7/2028	3,713	3,622	3,723	2.52

						18,466	18,824	12.75

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Chemicals
Nouryon USA LLC	(8)	SOFR + 4.00%	9.47%	4/3/2028	2,992	2,989	3,008	2.04
Starfruit Finco BV	(8)	SOFR + 4.00%	9.44%	4/3/2028	794	787	798	0.54

						3,776	3,806	2.58
Commercial Services & Supplies
Access CIG, LLC	(9)	SOFR + 5.00%	10.39%	8/18/2028	3,756	3,580	3,767	2.55
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	9.21%	5/12/2028	2,560	2,456	2,553	1.73
Allied Universal Holdco, LLC	(9)	SOFR + 4.75%	10.11%	5/12/2028	1,995	1,941	2,000	1.35
Anticimex, Inc.	(9)	SOFR + 3.15%	8.46%	11/16/2028	5,399	5,332	5,403	3.66
APX Group, Inc.	(9)	SOFR + 3.25%	8.92%	7/10/2028	3,303	3,178	3,309	2.24
Belfor Holdings Inc	(9)	SOFR + 3.75%	9.10%	11/1/2030	1,081	1,071	1,086	0.74
Covanta Holding Corp	(9)	SOFR + 3.00%	8.36%	11/30/2028	1,039	1,030	1,042	0.71
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	9.22%	3/31/2028	1,763	1,706	1,751	1.19
EAB Global, Inc.	(9)	SOFR + 3.50%	8.97%	8/16/2028	4,548	4,458	4,548	3.08
Garda World Security Corp.	(8)	SOFR + 4.25%	9.72%	10/30/2026	2,350	2,291	2,357	1.60
Garda World Security Corp.	(8)	SOFR + 4.25%	9.62%	2/1/2029	1,500	1,504	1,504	1.02
Genuine Financial Holdings, LLC	(8)	SOFR + 4.00%	9.39%	9/27/2030	3,990	3,954	3,986	2.70
Prime Security Services Borrower, LLC	(8)	SOFR + 2.50%	7.84%	10/14/2030	1,322	1,309	1,328	0.90
TRC Companies, Inc (fka Bolt Infrastructure Merger Sub, Inc)	(9)	SOFR + 3.75%	9.22%	12/8/2028	5,550	5,418	5,550	3.76
Vaco Holdings, Inc.	(10)	SOFR + 5.00%	10.43%	1/21/2029	1,740	1,693	1,722	1.17

						40,921	41,906	28.40
Construction & Engineering
Aegion Corporation	(10)	SOFR + 4.75%	10.39%	5/17/2028	2,998	2,985	3,004	2.03
Refficiency Holdings, LLC	(10)	SOFR + 3.50%	8.96%	12/16/2027	5,451	5,376	5,465	3.70

						8,361	8,469	5.73
Construction Materials
Summit Materials, LLC	(8)	SOFR + 2.50%	7.89%	11/30/2028	1,255	1,252	1,261	0.85
White Cap Buyer, LLC	(9)	SOFR + 3.75%	9.11%	10/19/2027	5,611	5,518	5,629	3.81

						6,770	6,890	4.66
Containers & Packaging
Berlin Packaging, LLC	(9)	SOFR + 3.75%	9.21%	3/11/2028	4,500	4,420	4,511	3.05
Charter NEX US, Inc.	(10)	SOFR + 3.75%	9.22%	12/1/2027	4,807	4,755	4,835	3.27
Graham Packaging Co, Inc.	(10)	SOFR + 3.00%	8.47%	8/4/2027	3,000	3,000	3,008	2.04
Novolex, Inc.	(9)	SOFR + 4.18%	9.63%	4/13/2029	3,798	3,730	3,819	2.59
ProAmpac PG Borrower, LLC	(10)	SOFR + 4.50%	9.89%	9/15/2028	5,110	5,061	5,126	3.47
Ring Container Technologies Group, LLC	(9)	SOFR + 3.50%	8.97%	8/12/2028	2,129	2,116	2,137	1.45
TricorBraun Holdings, Inc.	(9)	SOFR + 3.25%	8.72%	3/3/2028	4,548	4,413	4,528	3.07
Trident TPI Holdings, Inc.	(9)	SOFR + 4.00%	9.61%	9/15/2028	3,303	3,207	3,298	2.23
Trident TPI Holdings, Inc.	(9)	SOFR + 3.25%	8.70%	9/15/2028	997	984	1,000	0.68

						31,686	32,262	21.85
Distributors
Fastlane Parent Co Inc	(9)	SOFR + 4.50%	9.85%	9/29/2028	3,773	3,730	3,774	2.55
Diversified Consumer Services
Ascend Learning, LLC	(9)	SOFR + 3.50%	8.96%	12/11/2028	4,157	4,016	4,092	2.77
Colibri Group, LLC	(10)	SOFR + 5.00%	10.58%	3/12/2029	4,247	4,137	4,253	2.88

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Diversified Consumer Services (continued)
EM Bidco Limited	(9)	SOFR + 4.25%	9.70%	7/6/2029	2,992	2,929	2,974	2.01
Pre-Paid Legal Services, Inc.	(9)	SOFR + 3.75%	9.22%	12/15/2028	3,298	3,246	3,280	2.22
Spring Education Group, Inc.	(8)	SOFR + 4.50%	9.85%	9/29/2030	3,421	3,339	3,435	2.33
TruGreen Limited Partnership	(10)	SOFR + 4.00%	9.46%	11/2/2027	274	255	266	0.18
University Support Services, LLC	(9)	SOFR + 3.25%	8.71%	2/10/2029	3,555	3,512	3,560	2.41
Weld North Education, LLC	(9)	SOFR + 3.75%	9.22%	12/21/2027	5,045	5,010	5,052	3.42

						26,444	26,912	18.22
Diversified Financial Services
Mitchell International, Inc.	(9)	SOFR + 3.75%	9.40%	10/15/2028	3,960	3,805	3,964	2.68
Polaris Newco, LLC	(9)	SOFR + 4.00%	9.47%	6/2/2028	2,281	2,197	2,253	1.53
Sedgwick Claims Management Services, Inc.	(8)	SOFR + 3.75%	9.11%	2/24/2028	2,965	2,940	2,977	2.02

						8,942	9,194	6.23
Diversified REITs
Iron Mountain Information Management LLC	(8)	SOFR + 2.25%	7.63%	1/31/2031	860	853	861	0.58
Diversified Telecommunication Services
Numericable US, LLC	(8)	SOFR + 5.50%	10.89%	8/15/2028	3,770	3,730	3,397	2.30
Zacapa, LLC	(9)	SOFR + 4.00%	9.35%	3/22/2029	4,551	4,451	4,548	3.08

						8,181	7,945	5.38
Electric Utilities
Tiger Acquisition, LLC	(4)(9)	SOFR + 3.25%	8.71%	6/1/2028	2,000	1,985	1,994	1.35
Vistra Operations Co LLC	(8)	SOFR + 1.75%	7.21%	12/20/2030	2,647	2,621	2,650	1.79

						4,606	4,644	3.14
Electrical Equipment
Madison IAQ, LLC	(9)	SOFR + 3.25%	8.72%	6/21/2028	4,250	4,117	4,243	2.87
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(9)	SOFR + 3.75%	9.39%	3/2/2028	2,666	2,579	2,606	1.76
Financial Services
Paysafe Holdings US Corp	(9)	SOFR + 2.75%	8.21%	6/28/2028	1,994	1,984	1,992	1.35
Food Products
CHG PPC Parent LLC	(4)(9)	SOFR + 3.00%	8.47%	12/8/2028	2,977	2,897	2,984	2.02
Ground Transportation
Uber Technologies, Inc.	(8)	SOFR + 2.75%	8.13%	3/3/2030	1,941	1,936	1,949	1.32
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	SOFR + 3.75%	9.62%	2/27/2026	2,147	2,013	2,125	1.44
Resonetics, LLC	(10)	SOFR + 4.00%	9.65%	4/28/2028	3,551	3,456	3,558	2.41
Sunshine Luxembourg VII S.à r.l, LLC	(10)	SOFR + 3.50%	8.95%	10/1/2026	3,773	3,695	3,797	2.57

						9,164	9,480	6.42
Health Care Providers & Services
ADMI Corp.	(9)	SOFR + 3.75%	9.22%	12/23/2027	2,175	2,085	2,073	1.40
CD&R Artemis UK Bidco Ltd.	(8)	SOFR + 4.25%	9.70%	8/19/2028	1,000	993	999	0.68
Electron Bidco, Inc.	(9)	SOFR + 3.00%	8.47%	11/1/2028	3,795	3,730	3,810	2.58
Heartland Dental LLC	(10)	SOFR + 5.00%	10.36%	4/28/2028	3,968	3,848	3,966	2.68
Pediatric Associates Holding Co., LLC	(9)	SOFR + 3.25%	8.72%	12/29/2028	647	638	628	0.43
Surgery Centers Holdings, Inc.	(10)	SOFR + 3.50%	8.86%	12/19/2030	948	938	953	0.64

						12,232	12,429	8.41

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Technology
athenahealth, Inc.	(9)	SOFR + 3.25%	8.61%	2/15/2029	4,538	4,262	4,524	3.06
Gainwell Acquisition Corp.	(10)	SOFR + 4.00%	9.49%	10/1/2027	1,995	1,929	1,945	1.32
Netsmart Technologies, Inc.	(10)	SOFR + 3.75%	9.22%	10/1/2027	2,909	2,850	2,918	1.98
Verscend Holding Corp.	(8)	SOFR + 4.00%	9.47%	8/27/2025	3,551	3,544	3,567	2.41
Waystar Technologies, Inc.	(8)	SOFR + 4.00%	9.47%	10/22/2026	3,649	3,612	3,667	2.48

						16,197	16,621	11.25
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	SOFR + 3.50%	8.97%	8/17/2028	2,303	2,284	2,309	1.56
Caesars Entertainment Inc	(9)	SOFR + 3.25%	8.71%	2/6/2030	1,620	1,606	1,626	1.10
Carnival Finance LLC	(10)	SOFR + 3.25%	8.71%	10/18/2028	2,992	2,992	3,001	2.03
FanDuel Group Financing LLC	(9)	SOFR + 2.25%	7.60%	11/25/2030	2,423	2,417	2,433	1.65
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	9.36%	1/27/2029	3,759	3,682	3,765	2.55
Fogo de Chao, Inc.	(9)	SOFR + 4.75%	10.14%	9/30/2030	545	534	536	0.36
IRB Holding Corp.	(10)	SOFR + 3.00%	8.46%	12/15/2027	5,556	5,494	5,572	3.77
Mic Glen, LLC	(9)	SOFR + 3.25%	8.72%	7/21/2028	3,404	3,304	3,406	2.31
New Red Finance, Inc.	(8)	SOFR + 2.25%	7.61%	9/12/2030	925	921	927	0.63
Scientific Games Holdings LP	(9)	SOFR + 3.25%	8.66%	4/4/2029	2,992	2,981	2,997	2.03
Tacala Investment Corp.	(10)	SOFR + 4.00%	9.47%	2/5/2027	3,549	3,456	3,568	2.42
Whatabrands LLC	(9)	SOFR + 3.00%	8.47%	8/3/2028	4,552	4,475	4,566	3.09

						34,146	34,706	23.50
Household Durables
AI Aqua Merger Sub, Inc.	(9)	SOFR + 3.75%	9.09%	7/31/2028	4,796	4,669	4,805	3.25
AI Aqua Merger Sub, Inc.	(9)	SOFR + 4.25%	9.61%	7/31/2028	1,000	970	1,006	0.68

						5,639	5,811	3.93
Independent Power and Renewable Electricity Producers
Generation Bridge Northeast LLC	(8)	SOFR + 4.25%	9.65%	8/22/2029	2,109	2,089	2,120	1.43
Industrial Conglomerates
FCG Acquisitions, Inc.	(9)	SOFR + 3.75%	9.22%	3/31/2028	4,944	4,815	4,954	3.35
SPX Flow, Inc.	(9)	SOFR + 4.50%	9.96%	4/5/2029	3,766	3,678	3,783	2.56
Vertical US Newco, Inc.	(9)	SOFR + 3.50%	9.38%	7/30/2027	2,801	2,722	2,811	1.90

						11,215	11,548	7.81
Insurance
AmWINS Group, Inc	(10)	SOFR + 2.75%	8.22%	2/19/2028	937	930	941	0.64
AssuredPartners, Inc.	(9)	SOFR + 3.50%	8.97%	2/12/2027	3,776	3,719	3,790	2.57
Baldwin Risk Partners, LLC	(9)	SOFR + 3.50%	8.97%	10/14/2027	5,805	5,780	5,814	3.94
BroadStreet Partners, Inc.	(8)	SOFR + 3.75%	9.11%	1/27/2029	3,304	3,267	3,318	2.25
BroadStreet Partners, Inc.	(8)	SOFR + 3.00%	8.47%	1/27/2027	3,302	3,228	3,311	2.24
Howden Group Holdings Limited	(9)	SOFR + 4.00%	9.36%	4/18/2030	2,430	2,342	2,438	1.65
Howden Group Holdings Limited	(10)	SOFR + 3.25%	8.75%	11/12/2027	3,795	3,738	3,808	2.58
NFP Corp.	(8)	SOFR + 3.25%	8.72%	2/15/2027	4,299	4,198	4,327	2.93
USI, Inc.	(9)	SOFR + 3.25%	8.60%	9/29/2030	1,012	1,010	1,015	0.69

						28,212	28,762	19.49
Interactive Media & Services
MH Sub I, LLC	(9)	SOFR + 4.25%	9.61%	5/3/2028	3,980	3,893	3,920	2.65
MH Sub I, LLC	(11)	SOFR + 3.75%	9.22%	9/13/2024	1,102	1,095	1,106	0.75
Project Boost Purchaser, LLC	(9)	SOFR + 3.50%	8.97%	5/30/2026	4,048	3,972	4,057	2.75

						8,960	9,083	6.15

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
IT Services
Ahead DB Holdings, LLC	(10)	SOFR + 3.75%	9.20%	10/18/2027	2,494	2,475	2,488	1.68
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	9.36%	10/16/2026	2,068	2,022	2,054	1.39
Endurance International Group Holdings, Inc.	(10)	SOFR + 3.50%	9.42%	2/10/2028	3,067	2,879	3,013	2.04
GI Consilio Parent, LLC	(8)	SOFR + 4.25%	9.65%	5/12/2028	1,500	1,481	1,495	1.01
Virtusa Corp.	(10)	SOFR + 3.75%	9.22%	2/11/2028	5,045	5,000	5,064	3.43
World Wide Technology Holding Co, LLC	(9)	SOFR + 3.25%	8.71%	3/1/2030	1,006	997	1,011	0.68

						14,854	15,125	10.23
Leisure Products
Motion Finco, LLC	(8)	SOFR + 3.25%	8.86%	11/12/2026	2,551	2,495	2,556	1.73
Recess Holdings, Inc.	(4)(11)	SOFR + 4.00%	9.39%	3/29/2027	602	596	607	0.41

						3,091	3,163	2.14
Life Sciences Tools & Services
IQVIA Inc	(8)	SOFR + 2.00%	7.39%	1/2/2031	438	438	440	0.30
LSCS Holdings, Inc.	(9)	SOFR + 4.50%	9.97%	12/16/2028	2,456	2,372	2,425	1.64
Packaging Coordinators Midco, Inc.	(10)	SOFR + 3.50%	9.11%	11/30/2027	3,551	3,483	3,557	2.41
Phoenix Newco, Inc.	(9)	SOFR + 3.25%	8.72%	11/15/2028	2,992	2,996	3,014	2.04

						9,289	9,436	6.39
Machinery
Chart Industries, Inc.	(9)	SOFR + 3.25%	8.69%	3/16/2030	2,289	2,295	2,297	1.55
Innio North America Holding Inc	(8)	SOFR + 4.25%	9.63%	11/2/2028	677	673	678	0.46
Pro Mach Group, Inc.	(11)	SOFR + 4.00%	9.47%	8/31/2028	3,748	3,696	3,764	2.55

						6,664	6,739	4.56
Media
Radiate Holdco, LLC	(10)	SOFR + 3.25%	8.72%	9/25/2026	2,962	2,781	2,386	1.62
Univision Communications Inc	(10)	SOFR + 3.25%	8.71%	1/31/2029	4,987	4,985	4,989	3.38
Virgin Media Bristol, LLC	(8)	SOFR + 3.25%	8.79%	3/31/2031	2,727	2,703	2,722	1.84

						10,469	10,097	6.84
Metals & Mining
Arsenal AIC Parent LLC	(8)	SOFR + 4.50%	9.85%	8/18/2030	644	638	647	0.44
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	SOFR + 3.00%	8.38%	12/31/2030	3,451	3,434	3,463	2.34
Freeport LNG Investments, LLLP	(9)	SOFR + 3.50%	9.18%	12/21/2028	3,000	2,970	3,003	2.03
GIP Pilot Acquisition Partners LP	(8)	SOFR + 3.00%	8.39%	10/4/2030	1,122	1,117	1,124	0.76

						7,521	7,590	5.13
Professional Services
AlixPartners, LLP	(9)	SOFR + 2.75%	8.21%	2/4/2028	1,374	1,365	1,379	0.93
APFS Staffing Holdings Inc	(9)	SOFR + 4.00%	9.36%	12/29/2028	3,930	3,839	3,908	2.65
Aqgen Island Holdings, Inc.	(9)	SOFR + 3.50%	8.97%	8/2/2028	3,645	3,565	3,643	2.47
Camelot US Acquisition, LLC	(11)	SOFR + 3.00%	8.47%	10/30/2026	2,904	2,880	2,912	1.97
Cast & Crew Payroll, LLC	(8)	SOFR + 3.75%	9.22%	2/9/2026	3,504	3,480	3,510	2.38
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	9.10%	4/9/2027	3,772	3,693	3,744	2.53
EP Purchaser, LLC	(9)	SOFR + 3.50%	9.11%	11/6/2028	488	469	485	0.33
Inmar, Inc.	(11)	SOFR + 5.50%	10.85%	5/1/2026	2,073	2,014	2,053	1.39
OMNIA Partners LLC	(7)(8)	SOFR + 4.25%	9.63%	7/25/2030	2,187	2,165	2,205	1.49
Ryan LLC	(7)(9)	SOFR + 4.50%	9.85%	11/14/2030	1,508	1,478	1,516	1.03
VT Topco, Inc.	(9)	SOFR + 4.25%	9.61%	8/9/2030	1,036	1,027	1,043	0.71

						25,975	26,398	17.88

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Real Estate Management & Development
Cushman & Wakefield US Borrower LLC	(9)	SOFR + 3.25%	8.71%	1/31/2030	997	975	992	0.67
Cushman & Wakefield US Borrower LLC	(9)	SOFR + 4.00%	9.36%	1/31/2030	1,712	1,672	1,714	1.16

						2,647	2,706	1.83
Software
Apttus Corp.	(10)	SOFR + 4.00%	9.47%	5/8/2028	3,564	3,424	3,577	2.42
Boxer Parent Company, Inc.	(8)	SOFR + 4.25%	9.61%	12/29/2028	3,793	3,755	3,825	2.59
CDK Global Inc.	(9)	SOFR + 4.00%	9.35%	7/6/2029	2,000	2,005	2,014	1.36
Cloudera, Inc.	(9)	SOFR + 3.75%	9.21%	10/8/2028	3,569	3,454	3,544	2.40
ConnectWise, LLC	(9)	SOFR + 3.50%	9.11%	9/29/2028	3,530	3,422	3,530	2.39
Cornerstone OnDemand, Inc.	(9)	SOFR + 3.75%	9.22%	10/16/2028	2,172	1,992	2,107	1.43
Delta Topco, Inc.	(10)	SOFR + 3.75%	9.12%	12/1/2027	4,000	3,995	4,003	2.71
ECI Macola Max Holding, LLC	(10)	SOFR + 3.75%	9.36%	11/9/2027	4,505	4,443	4,512	3.05
Epicor Software Corp.	(10)	SOFR + 3.25%	8.72%	7/30/2027	3,554	3,490	3,571	2.42
Epicor Software Corp.	(10)	SOFR + 3.75%	9.10%	7/30/2027	273	270	275	0.19
GI Consilio Parent, LLC	(9)	SOFR + 4.00%	9.47%	5/12/2028	2,123	2,043	2,119	1.43
Greeneden U.S. Holdings II, LLC	(10)	SOFR + 4.00%	9.47%	12/1/2027	2,568	2,544	2,582	1.75
GTCR Investors LP	(9)	SOFR + 3.00%	8.40%	1/31/2031	3,335	3,319	3,354	2.27
HS Purchaser, LLC	(10)	SOFR + 4.00%	9.48%	11/19/2026	3,554	3,312	3,377	2.29
Idera, Inc.	(10)	SOFR + 3.75%	9.28%	3/2/2028	1,870	1,799	1,864	1.26
Instructure Holdings Inc	(9)	SOFR + 2.75%	8.68%	10/30/2028	2,976	2,972	2,995	2.03
ION Trading Finance Ltd.	(8)	SOFR + 4.75%	10.20%	4/3/2028	2,992	2,985	3,000	2.03
Mitnick Purchaser, Inc.	(9)	SOFR + 4.50%	9.98%	5/2/2029	3,404	3,316	3,231	2.19
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	7.46%	9/12/2029	3,539	3,517	3,548	2.40
Project Alpha Intermediate Holding, Inc.	(8)	SOFR + 4.75%	10.11%	10/28/2030	5,283	5,186	5,322	3.60
Proofpoint, Inc.	(9)	SOFR + 3.25%	8.72%	8/31/2028	3,990	3,970	3,997	2.71
Quartz Acquireco LLC	(4)(8)	SOFR + 3.50%	8.82%	6/28/2030	1,350	1,337	1,356	0.92
RealPage, Inc.	(9)	SOFR + 3.00%	8.47%	4/24/2028	2,768	2,684	2,753	1.86
Rocket Software, Inc.	(9)	SOFR + 4.75%	10.11%	11/28/2028	2,598	2,561	2,558	1.73
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	9.46%	8/14/2026	3,554	3,484	3,566	2.41
Sophia, LP	(9)	SOFR + 3.50%	8.96%	10/7/2027	3,303	3,223	3,314	2.24
Sovos Compliance, LLC	(9)	SOFR + 4.50%	9.97%	8/11/2028	3,555	3,495	3,519	2.38
Surf Holdings, LLC	(8)	SOFR + 3.50%	8.97%	3/5/2027	3,554	3,520	3,566	2.41
Symphony Technology Group	(10)	SOFR + 5.00%	10.64%	7/27/2028	3,564	3,304	2,550	1.73
Symphony Technology Group	(9)	SOFR + 3.75%	9.19%	3/1/2029	3,555	3,422	3,550	2.40
The Ultimate Software Group, Inc.	(9)	SOFR + 3.25%	8.76%	5/4/2026	4,342	4,262	4,359	2.95
Vision Solutions, Inc.	(10)	SOFR + 4.00%	9.64%	4/24/2028	3,670	3,431	3,648	2.47

						99,936	101,086	68.42
Specialty Retail
EG America, LLC	(8)	SOFR + 5.50%	11.24%	2/7/2028	2,138	2,068	2,106	1.43
HomeServe USA Holding Corp	(8)	SOFR + 3.00%	8.33%	10/21/2030	829	821	833	0.56

						2,889	2,939	1.99

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread (2)	Interest Rate (2)(15)	Maturity Date	Par Amount/ Units (1)	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Technology Hardware, Storage & Peripherals
Xerox Corp	(9)	SOFR + 4.00%	9.35%	11/17/2029	1,200	1,165	1,204	0.81
Trading Companies & Distributors
Foundation Building Materials, Inc.	(9)	SOFR + 3.25%	8.89%	1/31/2028	2,992	2,963	2,988	2.02
Icebox Holdco III, Inc.	(9)	SOFR + 3.50%	9.11%	12/22/2028	4,365	4,210	4,342	2.94
LBM Acquisition, LLC	(10)	SOFR + 3.75%	9.21%	12/17/2027	2,992	2,889	2,964	2.01
SRS Distribution, Inc.	(9)	SOFR + 3.50%	8.97%	6/2/2028	4,561	4,403	4,575	3.10
Windsor Holdings III, LLC	(8)	SOFR + 4.50%	9.84%	8/1/2030	1,859	1,824	1,875	1.27

						16,289	16,744	11.34
Transportation Infrastructure
KKR Apple Bidco, LLC	(9)	SOFR + 2.75%	8.21%	9/22/2028	1,995	1,985	1,996	1.35
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	9.35%	12/17/2027	4,451	4,378	4,444	3.01

Total First Lien Debt						582,598	591,886	400.71

Total Investment Portfolio						582,598	591,886	400.71

Cash and Cash Equivalents
Other Cash and Cash Equivalents						6,307	6,307	4.27

Total Portfolio Investments, Cash and Cash Equivalents						$588,905	$598,193	404.98%

(1)
Unless otherwise indicated, all debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. As of December 31, 2023, the Company had investments denominated in Canadian Dollars (CAD), Euros (EUR), British Pounds (GBP), Swiss Francs (CHF), Danish Krone (DKK), Swedish Krona (SEK), Norwegian Krone (NOK), and New Zealand Dollars (NZD). All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), Stockholm Interbank Offered Rate (“STIBOR” or “ST”), Copenhagen Interbank Offered Rate (“CIBOR” or “CI”), Norwegian Interbank Offered Rate (“NIBOR” or “N”), Swiss Average Rate Overnight (“SARON” or “SA”), New Zealand Bank Bill Reference Rate (“BKBM” or “B”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2023. Variable rate loans typically include an interest reference rate floor feature.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2023
(in thousands)

(4)
These investments were valued using unobservable inputs and are considered Level 3 investments. Fair value was determined in good faith by or under the direction of the Board of Trustees (the “Board”) (see Note 2 and Note 5), pursuant to the Company’s valuation policy.

(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities. Any other debt investments listed above are pledged to financing facilities or CLOs and are not available to satisfy the creditors of the Company.

(6)	Reserved
(7)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
OMNIA Partners LLC	Delayed Draw Term Loan	1/25/2024	$205	$—
Ryan LLC	Delayed Draw Term Loan	11/14/2030	159	—

Total unfunded commitments			$364	$—

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2023 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2023 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2023 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2023 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2023 was 1.50%.
(14)	The interest rate floor on these investments as of December 31, 2023 was 2.00%.
(15)	For unsettled positions the interest rate does not include the base rate.

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)
The following table presents the consolidated schedule of investments of the Verdelite JV as of December 31, 2022:

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt
Aerospace & Defense
Amentum Government Services Holdings, LLC	(8)	L + 4.00%	8.17%	1/29/2027	$424	$421	$416	0.31%
Atlas CC Acquisition Corp.	(10)	L + 4.25%	8.98%	5/25/2028	2,684	2,465	2,273	1.72
Peraton Corp.	(10)	L + 3.75%	8.13%	2/1/2028	4,089	4,011	4,001	3.03
Vertex Aerospace Services Corp.	(10)	L + 3.50%	7.88%	12/6/2028	4,090	4,045	4,024	3.04

						10,942	10,714	8.10
Air Freight & Logistics
The Kenan Advantage Group, Inc.	(10)	L + 3.75%	8.13%	3/24/2026	3,591	3,499	3,509	2.65
Airlines
United Airlines, Inc.	(10)	L + 3.75%	8.11%	4/21/2028	4,489	4,448	4,445	3.36
Auto Components
Clarios Global LP	(5)(8)	SOFR + 3.25%	7.63%	4/30/2026	5,350	5,291	5,262	3.98
Beverages
Triton Water Holdings, Inc.	(9)	L + 3.50%	8.23%	3/31/2028	3,491	3,214	3,260	2.47
Building Products
Griffon Corporation	(9)	SOFR + 2.50%	7.01%	1/24/2029	1,258	1,243	1,238	0.94
The Chamberlain Group, Inc.	(9)	L + 3.25%	7.63%	11/3/2029	2,593	2,431	2,451	1.85

						3,674	3,689	2.79
Capital Markets
Advisor Group Holdings, Inc.	(8)	L + 4.50%	8.88%	7/31/2026	5,336	5,214	5,231	3.96
The Edelman Financial Engines Center, LLC	(10)	L + 3.50%	7.88%	4/7/2028	2,743	2,641	2,567	1.94

						7,855	7,798	5.90
Chemicals
WR Grace Holdings, LLC	(9)	L + 3.75%	8.50%	9/22/2028	3,591	3,553	3,534	2.67
Commercial Services & Supplies
Access CIG, LLC	(8)	L + 3.75%	7.82%	2/27/2025	4,289	4,166	4,210	3.18
Allied Universal Holdco, LLC	(9)	SOFR + 3.75%	8.17%	5/12/2028	3,591	3,413	3,419	2.59
Anticimex, Inc.	(9)	L + 3.50%	8.23%	11/16/2028	4,439	4,341	4,295	3.25
APX Group, Inc.	(11)	L + 3.25%	6.73%	7/10/2028	5,336	5,090	5,289	4.00
DG Investment Intermediate Holdings 2, Inc.	(10)	SOFR + 3.75%	8.07%	3/31/2028	4,987	4,805	4,782	3.62
EAB Global, Inc.	(9)	L + 3.50%	7.88%	8/16/2028	4,090	3,968	3,944	2.98
Energizer Holdings Inc	(9)	L + 3.75%	8.13%	12/8/2028	3,600	3,444	3,452	2.61
Garda World Security Corp.	(8)	L + 4.25%	8.93%	10/30/2026	5,350	5,167	5,219	3.95
Genuine Financial Holdings, LLC	(8)	L + 3.75%	8.33%	7/11/2025	3,589	3,559	3,464	2.62

						37,953	38,074	28.80
Construction & Engineering
Refficiency Holdings, LLC	(10)	L + 3.75%	7.82%	12/16/2027	3,493	3,395	3,316	2.51
Construction Materials
White Cap Buyer, LLC	(9)	SOFR + 3.75%	8.07%	10/19/2027	4,150	4,012	4,020	3.04
Containers & Packaging
Berlin Packaging, LLC	(9)	L + 3.75%	7.88%	3/11/2028	4,539	4,438	4,377	3.31
Charter NEX US, Inc.	(10)	L + 3.75%	8.13%	12/1/2027	5,350	5,261	5,207	3.94
Novolex, Inc.	(9)	SOFR + 3.93%	8.60%	4/13/2029	5,337	5,223	5,096	3.85

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Containers & Packaging (continued)
ProAmpac PG Borrower, LLC	(10)	L + 3.75%	7.96%	11/3/2025	4,090	3,962	3,927	2.97
Ring Container Technologies Group, LLC	(9)	L + 3.50%	7.88%	8/12/2028	2,150	2,135	2,126	1.61
TricorBraun Holdings, Inc.	(9)	L + 3.25%	7.63%	3/3/2028	4,090	3,923	3,912	2.96
Trident TPI Holdings, Inc.	(9)	L + 4.00%	7.67%	9/15/2028	5,337	5,147	5,137	3.89

						30,089	29,782	22.53
Diversified Consumer Services
Ascend Learning, LLC	(9)	L + 3.50%	7.88%	12/11/2028	3,192	3,045	3,026	2.29
Colibri Group, LLC	(10)	SOFR + 5.00%	8.87%	3/12/2029	4,289	4,141	4,014	3.04
KUEHG Corp.	(11)	L + 3.75%	8.48%	2/21/2025	4,987	4,912	4,802	3.63
Learning Care Group	(11)	L + 3.25%	7.61%	3/13/2025	4,987	4,848	4,652	3.52
Pre-Paid Legal Services, Inc.	(9)	L + 3.75%	8.13%	12/15/2028	5,337	5,236	5,144	3.89
SSH Group Holdings, Inc.	(8)	L + 4.25%	7.92%	7/30/2025	4,948	4,860	4,847	3.67
University Support Services, LLC	(9)	L + 3.25%	7.63%	2/10/2029	3,591	3,540	3,501	2.65
Weld North Education, LLC	(9)	L + 3.75%	7.72%	12/21/2027	4,090	4,049	4,017	3.04

						34,631	34,003	25.73
Diversified Financial Services
Mitchell International, Inc.	(9)	L + 3.75%	8.41%	10/15/2028	2,992	2,809	2,766	2.09
Polaris Newco, LLC	(9)	L + 4.00%	8.73%	6/2/2028	5,312	5,073	4,860	3.68
Sedgwick Claims Management Services, Inc.	(8)	L + 3.25%	7.63%	12/31/2025	4,987	4,884	4,859	3.68

						12,766	12,485	9.45
Diversified Telecommunication Services
Numericable US, LLC	(8)	L + 2.75%	7.16%	7/31/2025	2,100	1,961	1,999	1.51
Numericable US, LLC	(8)	L + 3.69%	7.77%	1/31/2026	2,200	2,048	2,044	1.55
Zacapa, LLC	(9)	SOFR + 4.25%	8.83%	3/22/2029	4,090	3,956	3,941	2.98

						7,965	7,984	6.04
Electrical Equipment
Madison IAQ, LLC	(9)	L + 3.25%	7.99%	6/21/2028	4,090	3,864	3,815	2.89
Electronic Equipment, Instruments & Components
Infinite Bidco, LLC	(9)	L + 3.25%	7.98%	3/2/2028	2,693	2,584	2,592	1.96
Presidio, Inc.	(8)	SOFR + 3.50%	7.92%	1/22/2027	3,591	3,556	3,540	2.68

						6,140	6,132	4.64
Entertainment
Recorded Books, Inc.	(8)	SOFR + 4.00%	8.32%	8/29/2025	3,600	3,552	3,530	2.67
Health Care Equipment & Supplies
Auris Luxembourg III Sarl	(8)	L + 3.75%	8.68%	2/27/2026	2,169	1,971	1,947	1.47
Resonetics, LLC	(10)	L + 4.00%	8.41%	4/28/2028	4,090	3,955	3,906	2.95
Sunshine Luxembourg VII S.à r.l, LLC	(10)	L + 3.75%	8.48%	10/1/2026	5,311	5,162	5,100	3.86

						11,088	10,953	8.28
Health Care Providers & Services
ADMI Corp.	(9)	L + 3.75%	8.13%	12/23/2027	2,593	2,459	2,369	1.79
Electron Bidco, Inc.	(9)	L + 3.00%	7.38%	11/1/2028	5,337	5,226	5,204	3.94
LifePoint Health, Inc.	(8)	L + 3.75%	8.16%	11/16/2025	3,575	3,338	3,379	2.56

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Health Care Providers & Services (continued)
Pediatric Associates Holding Co., LLC	(7)(9)	L + 3.25%	7.63%	12/29/2028	611	597	579	0.44
Surgery Centers Holdings, Inc.	(10)	L + 3.75%	8.05%	8/31/2026	4,823	4,645	4,774	3.61

						16,265	16,305	12.34
Health Care Technology
athenahealth, Inc.	(7)(9)	SOFR + 3.50%	7.82%	2/15/2029	3,577	3,197	3,189	2.41
Netsmart Technologies, Inc.	(10)	L + 4.00%	8.38%	10/1/2027	4,439	4,325	4,286	3.24
Verscend Holding Corp.	(8)	L + 4.00%	8.38%	8/27/2025	4,090	4,077	4,072	3.08
Waystar Technologies, Inc.	(8)	L + 4.00%	8.38%	10/22/2026	4,189	4,132	4,126	3.12

						15,731	15,673	11.85
Hotels, Restaurants & Leisure
Alterra Mountain Company	(9)	L + 3.50%	7.88%	8/17/2028	5,336	5,284	5,285	4.00
Fertitta Entertainment, LLC	(9)	SOFR + 4.00%	8.32%	1/27/2029	4,289	4,155	4,087	3.09
IRB Holding Corp.	(10)	SOFR + 3.00%	7.32%	12/15/2027	4,100	4,006	3,985	3.01
Mic Glen, LLC	(9)	L + 3.50%	7.88%	7/21/2028	4,450	4,291	4,244	3.21
Tacala Investment Corp.	(10)	L + 3.50%	7.88%	2/5/2027	4,089	3,947	3,943	2.98
Twin River Worldwide Holdings, Inc.	(9)	L + 3.25%	7.54%	10/2/2028	3,491	3,366	3,240	2.45
Whatabrands, LLC	(9)	L + 3.25%	7.63%	8/3/2028	3,591	3,494	3,479	2.63

						28,543	28,263	21.37
Household Durables
AI Aqua Merger Sub, Inc.	(9)	SOFR + 3.75%	7.97%	7/31/2028	5,337	5,146	5,040	3.81
Industrial Conglomerates
FCG Acquisitions, Inc.	(9)	L + 3.75%	8.48%	3/31/2028	4,987	4,785	4,755	3.60
SPX Flow, Inc.	(9)	SOFR + 4.50%	8.92%	4/5/2029	2,594	2,470	2,429	1.84
Vertical US Newco, Inc.	(9)	L + 3.50%	6.87%	7/30/2027	5,337	5,143	5,149	3.89

						12,398	12,333	9.33
Insurance
Acrisure LLC	(9)	L + 4.25%	8.63%	2/15/2027	666	636	646	0.49
Acrisure LLC	(9)	L + 3.75%	8.13%	2/15/2027	2,992	2,828	2,850	2.16
Alliant Holdings Intermediate, LLC	(8)	L + 3.25%	7.63%	5/9/2025	712	700	704	0.53
Alliant Holdings Intermediate, LLC	(9)	L + 3.50%	7.85%	11/6/2027	2,893	2,822	2,831	2.14
AssuredPartners, Inc.	(9)	L + 3.50%	7.88%	2/12/2027	5,312	5,130	5,157	3.90
Baldwin Risk Partners, LLC	(9)	L + 3.50%	7.79%	10/14/2027	5,336	5,284	5,216	3.95
BroadStreet Partners, Inc.	(8)	L + 3.00%	7.38%	1/27/2027	5,336	5,179	5,185	3.92
Howden Group Holdings Limited	(10)	L + 3.25%	7.69%	11/12/2027	5,336	5,235	5,206	3.94
HUB International Limited	(10)	L + 3.25%	7.53%	4/25/2025	4,987	4,930	4,949	3.74
NFP Corp.	(8)	L + 3.25%	7.63%	2/15/2027	5,336	5,123	5,117	3.87

						37,867	37,861	28.64
Interactive Media & Services
MH Sub I, LLC	(11)	L + 3.75%	8.13%	9/13/2024	5,336	5,249	5,197	3.93
Project Boost Purchaser, LLC	(9)	L + 3.50%	7.88%	5/30/2026	4,090	3,981	3,954	2.99

						9,230	9,151	6.92
IT Services
Dcert Buyer, Inc.	(8)	SOFR + 4.00%	8.70%	10/16/2026	4,089	3,965	3,960	3.00
Endurance International Group Holdings, Inc.	(10)	L + 3.50%	7.72%	2/10/2028	3,591	3,249	3,241	2.45
Virtusa Corp.	(10)	L + 3.75%	8.13%	2/11/2028	4,090	4,030	3,959	2.99

						11,244	11,160	8.44

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Leisure Products
Motion Finco, LLC	(8)	L + 3.25%	7.98%	11/12/2026	2,804	2,722	2,682	2.03
Life Sciences Tools & Services
Curia Global, Inc.	(10)	L + 3.75%	8.16%	8/30/2026	4,289	3,870	3,553	2.69
LSCS Holdings, Inc.	(9)	L + 4.50%	8.88%	12/16/2028	2,481	2,379	2,377	1.80
Packaging Coordinators Midco, Inc.	(10)	L + 3.50%	8.23%	11/30/2027	4,090	3,992	3,889	2.94

						10,241	9,819	7.43
Machinery
Pro Mach Group, Inc.	(11)	L + 4.00%	8.38%	8/31/2028	4,289	4,216	4,181	3.16
Titan Acquisition Ltd.	(8)	L + 3.00%	5.88%	3/28/2025	2,992	2,856	2,803	2.12

						7,072	6,984	5.28
Media
Radiate Holdco, LLC	(10)	L + 3.25%	7.63%	9/25/2026	2,992	2,742	2,445	1.85
Oil, Gas & Consumable Fuels
CQP Holdco, LP	(9)	L + 3.75%	8.48%	6/5/2028	5,336	5,304	5,320	4.02
Professional Services
APFS Staffing Holdings, Inc.	(4)(9)	SOFR + 4.00%	8.09%	12/29/2028	3,970	3,860	3,801	2.88
Aqgen Island Holdings, Inc.	(9)	L + 3.50%	8.25%	8/2/2028	4,289	4,174	4,109	3.11
Camelot US Acquisition LLC	(4)(11)	SOFR + 3.00%	7.38%	10/30/2026	4,300	4,252	4,241	3.21
Cast & Crew Payroll, LLC	(8)	L + 3.50%	7.88%	2/9/2026	3,541	3,505	3,499	2.65
Deerfield Dakota Holding, LLC	(11)	SOFR + 3.75%	8.07%	4/9/2027	5,311	5,159	4,974	3.76
Inmar, Inc.	(11)	L + 4.00%	8.73%	5/1/2024	4,089	3,751	3,732	2.82
National Intergovernmental Purchasing Alliance Co.	(8)	SOFR + 3.50%	8.08%	5/23/2025	722	716	714	0.54
VT Topco, Inc.	(7)(10)	L + 3.75%	8.13%	8/1/2025	3,878	3,811	3,766	2.85

						29,228	28,836	21.82
Software
Apex Group Treasury, LLC	(9)	L + 3.75%	8.26%	7/27/2028	3,591	3,456	3,438	2.60
Apttus Corp.	(10)	L + 4.25%	8.66%	5/8/2028	3,600	3,427	3,384	2.56
Boxer Parent Company, Inc.	(8)	L + 3.75%	8.13%	10/2/2025	3,589	3,494	3,445	2.61
Cloudera, Inc.	(9)	L + 3.75%	8.13%	10/8/2028	3,600	3,419	3,406	2.58
ConnectWise, LLC	(9)	L + 3.50%	7.88%	9/29/2028	3,566	3,434	3,397	2.57
Cornerstone OnDemand, Inc.	(9)	L + 3.75%	8.13%	10/16/2028	2,194	1,974	1,970	1.49
ECI Macola Max Holding, LLC	(10)	L + 3.75%	8.48%	11/9/2027	3,541	3,461	3,408	2.58
Epicor Software Corp.	(10)	L + 3.25%	7.63%	7/30/2027	3,591	3,507	3,456	2.61
GI Consilio Parent, LLC	(9)	L + 4.00%	8.38%	5/12/2028	2,145	2,045	2,034	1.54
Greeneden U.S. Holdings II, LLC	(10)	L + 4.00%	8.38%	12/1/2027	3,600	3,557	3,464	2.62
HS Purchaser, LLC	(10)	SOFR + 4.00%	8.19%	11/19/2026	3,591	3,262	3,247	2.46
Idera, Inc.	(10)	L + 3.75%	7.50%	3/2/2028	2,145	2,043	2,028	1.53
Mitnick Purchaser, Inc.	(9)	SOFR + 4.75%	8.94%	5/2/2029	4,439	4,302	4,170	3.15
NortonLifeLock, Inc.	(9)	SOFR + 2.00%	6.42%	9/12/2029	5,350	5,318	5,271	3.99
Project Alpha Intermediate Holding, Inc.	(8)	L + 4.00%	8.39%	4/26/2024	4,439	4,359	4,341	3.28
RealPage, Inc.	(9)	L + 3.00%	7.38%	4/24/2028	5,312	5,113	5,062	3.83
Rocket Software, Inc.	(8)	L + 4.25%	8.63%	11/28/2025	3,591	3,501	3,461	2.62
S2P Acquisition Borrower, Inc.	(8)	SOFR + 4.00%	8.32%	8/14/2026	3,591	3,493	3,498	2.65
Sophia, LP	(9)	L + 3.50%	8.23%	10/7/2027	5,336	5,173	5,163	3.91
Sovos Compliance, LLC	(9)	L + 4.50%	8.88%	8/11/2028	3,591	3,518	3,317	2.51
Surf Holdings, LLC	(8)	L + 3.50%	8.23%	3/5/2027	3,591	3,546	3,491	2.64
Symphony Technology Group	(5)(10)	L +4.75%	9.17%	7/27/2028	3,600	3,280	3,099	2.34

BCRED Verdelite JV LP
Consolidated Schedule of Investments
December 31, 2022
(in thousands)

Investments (1)	Footnotes	Reference Rate and Spread	Interest Rate (2)(15)	Maturity Date	Par Amount	Cost (3)	Fair Value	% of Net Assets
First Lien Debt (continued)
Software (continued)
Symphony Technology Group	(5)(9)	SOFR + 3.75%	7.97%	3/1/2029	3,591	3,430	3,352	2.54
The Ultimate Software Group, Inc.	(9)	L + 3.25%	7.00%	5/4/2026	5,386	5,245	5,137	3.89
TransDigm Inc	(12)	SOFR + 6.15%	10.47%	2/22/2027	187	184	187	0.14
Vision Solutions, Inc.	(10)	L + 4.00%	8.36%	4/24/2028	2,194	1,865	1,823	1.38

						89,406	88,049	66.62
Specialty Retail
EG America, LLC	(9)	L + 4.25%	8.98%	3/31/2026	4,443	4,092	4,173	3.16
Trading Companies & Distributors
Icebox Holdco III, Inc.	(9)	L + 3.50%	8.23%	12/22/2028	2,145	2,008	1,986	1.50
SRS Distribution, Inc.	(9)	SOFR + 3.50%	7.88%	6/2/2028	4,100	3,924	3,930	2.97

						5,932	5,916	4.47
Wireless Telecommunication Services
CCI Buyer, Inc.	(10)	SOFR + 4.00%	8.58%	12/17/2027	4,489	4,378	4,300	3.25

Total First Lien Debt						495,472	490,615	371.11

Total Investment Portfolio						495,472	490,615	371.11

Cash and Cash Equivalents
Other Cash and Cash Equivalents						2,767	2,767	2.09

Total Portfolio Investments, Cash and Cash Equivalents						$498,239	$493,382	373.20%

(1)
Unless otherwise indicated, issuers of debt and equity investments held by the Company (which such term “Company” shall include the Company’s consolidated subsidiaries for purposes of this Consolidated Schedule of Investments) are denominated in dollars. All debt investments are income producing unless otherwise indicated. All equity investments are non-income producing unless otherwise noted. Certain portfolio company investments are subject to contractual restrictions on sales. The total par amount (in thousands) is presented for debt investments, while the number of shares or units (in whole amounts) owned is presented for equity investments. Each of the Company’s investments is pledged as collateral, under one or more of its credit facilities unless otherwise indicated.

(2)
Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), Canadian Dollar Offered Rate (“CDOR” or “C”), Sterling Overnight Interbank Average Rate (“SONIA” or “S”), Euro Interbank Offer Rate (“Euribor” or “E”), Secured Overnight Financing Rate (“SOFR”), or an alternate base rate (commonly based on the Federal Funds Rate (“F”) or the U.S. Prime Rate (“P”)), which generally resets periodically. For each loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of December 31, 2022. Variable rate loans typically include an interest reference rate floor feature. For each such loan, the Company has provided the interest rate in effect on the date presented.

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

(4)	These investments were valued using unobservable inputs and are considered Level 3 investments.
(5)
These debt investments are not pledged as collateral under any of the Company’s credit facilities. For other debt investments that are pledged to the Company’s credit facilities, a single investment may be divided into parts that are individually pledged as collateral to separate credit facilities.

(6)	For unsettled positions the interest rate does not include the base rate.

(7)
Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion, although the investment may be subject to unused commitment fees. Negative cost and fair value results from unamortized fees, which are capitalized to the investment cost. The unfunded loan commitment may be subject to a commitment termination date that may expire prior to the maturity date stated. See below for more information on the Company’s unfunded commitments (all commitments are first lien, unless otherwise noted):

Investments—non-controlled/ non-affiliated	Commitment Type	Commitment Expiration Date	Unfunded Commitment	Fair Value
First Lien Debt
athenahealth, Inc.	Delayed Draw Term Loan	2/15/2029	$515	$—
Pediatric Associates Holding Co., LLC	Delayed Draw Term Loan	12/29/2028	43	—
VT Topco, Inc.	Delayed Draw Term Loan	8/1/2025	112	—

Total Unfunded Commitments			$670	$—

(8)	There are no interest rate floors on these investments.
(9)	The interest rate floor on these investments as of December 31, 2022 was 0.50%.
(10)	The interest rate floor on these investments as of December 31, 2022 was 0.75%.
(11)	The interest rate floor on these investments as of December 31, 2022 was 1.00%.
(12)	The interest rate floor on these investments as of December 31, 2022 was 1.25%.
(13)	The interest rate floor on these investments as of December 31, 2022 was 1.50%.
The following table presents the selected consolidated statement of assets and liabilities information of the Verdelite JV as of December 31, 2023 and December 31, 2022:

	December 31, 2023	December 31, 2022
ASSETS
Investments at fair value (cost of $582,598 and $495,472 at December 31, 2023 and December 31, 2022 respectively)	$591,886	$490,615
Cash and cash equivalents	6,307	2,767
Interest receivable	2,777	4,539
Receivable for investments sold	3,574	1,624
Deferred financing costs	711	—

Total assets	$605,255	$499,545

LIABILITIES
Debt	$356,700	$365,000
Distribution payable	21,310	—
Interest payable and other liabilities	79,513	2,342

Total liabilities	457,523	367,342

MEMBERS’ EQUITY
Members’ Equity	147,732	132,203

Total members’ equity	147,732	132,203

Total liabilities and members’ equity	$605,255	$499,545

The following table presents the selected consolidated statements of operations information of the Verdelite JV for the year ended December 31, 2023 and for the period ended December 31, 2022:

	Year Ended December 31, 2023	For the Period Ended December 31, 2022
Investment income:
Interest income	$44,353	$5,607
Other income	191	3

Total investment income	44,544	5,610

Expenses:
Interest expense	23,370	2,936
Other expenses	700	134

Total expenses	24,070	3,070

Net investment income before taxes	20,474	2,540

Tax Expense	—	—

Net investment income after taxes	$20,474	$2,540

Net realized and change in unrealized gain (loss) on investments
Net change in unrealized gain (loss) on investments	14,145	(4,857)
Net realized gain (loss) on investments	2,218	—

Total net realized and change in unrealized gain (loss) on investments	16,363	(4,857)

Net increase (decrease) in net assets resulting from operations	$36,837	$(2,317)

Note 12. Twin Peaks Acquisition
Pursuant to a Securities Purchase Agreement, dated March 5, 2021 (the
“Twin Peaks Purchase Agreement”
), by and among the Company, Twin Peaks Parent LLC, a Delaware limited liability company not affiliated with the Company (the
“Seller”
), Twin Peaks, Teacher Retirement System of Texas, an investor in Seller, and the Adviser, the Company acquired Twin Peaks which includes a portfolio of assets from Seller consisting of loans to 41 borrowers, five equity investments, cash and other assets (collectively, the
“Assets”
) for an aggregate purchase price of $721.0 million. The purchase price represents the fair market value of the Assets of $1,059.0 million determined pursuant to the Company’s valuation procedures (including approval of the valuations by the Company’s Board after review of reports provided by independent valuation providers) within 48 hours of the closing, less the amount of assumed borrowings (including accrued interest) of $338.0 million. The Seller is an entity owned and controlled by a third party and advised by an affiliate of the Adviser. An affiliate of the Adviser owns an approximately 2.9% non-voting interest in the Seller. The acquisition of Twin Peaks was funded with cash on hand, which primarily consists of proceeds from the Company’s offering of its Common Shares.
Pursuant to the Twin Peaks Purchase Agreement, the Company purchased 100% of the limited liability company interests in Twin Peaks, which directly holds Assets and two wholly-owned financing subsidiaries (the
“Financing Subsidiaries”
), each of which directly holds Assets. Each of the Financing Subsidiaries (Denali Peak Funding and Siris Peak Funding) are now indirectly wholly-owned by the Company and have entered into credit facilities that have been assumed by the Company pursuant to the Purchase Agreement.

The following table summarizes the assets and liabilities of Twin Peaks as of the acquisition date:

March 5, 2021
ASSETS
Investments at fair value	$1,023,188
Cash and cash equivalents	23,609
Interest receivable	10,018
Other assets	2,211

Total assets	$1,059,026

LIABILITIES
Debt	$337,648
Interest payable	365

Total liabilities	338,013

NET ASSETS
Total net assets	721,013

Total liabilities and net assets	$1,059,026

Note 13. Income Taxes
Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as gains and losses are generally not included in taxable income until they are realized; (2) income or loss recognition on exited investments; and (3) other non-deductible expenses.
The Company makes certain adjustments to the classification of net assets as a result of permanent book-to-tax differences, which include differences in the book and tax basis of certain assets and liabilities, and non-deductible expenses, among other items. To the extent these differences are permanent, they are charged or credited to additional paid in capital, undistributed net investment income or undistributed net realized gains on investments, as appropriate. For the years ended December 31, 2023, 2022 and 2021, permanent differences were as follows:

	For The Year Ended December 31,
	2023	2022	2021
Undistributed net investment income (loss)	$19,037	$18,239	$(5,096)
Accumulated net realized gain (loss)	$17,695	$(12,226)	$9,672
Paid In Capital	$(36,732)	$(6,013)	$4,576
During the years ended December 31, 2023, 2022 and 2021, permanent differences were principally related to non-deductible offering costs, gains and losses related to foreign currency, and partnership investments.

The following reconciles the increase in net assets resulting from operations to taxable income for the years ended December 31, 2023, 2022 and 2021:

	For The Year Ended December 31,
	2023	2022	2021
Net increase (decrease) in net assets resulting from operations	$3,363,183	$663,070	$627,882
Net change in unrealized (appreciation) depreciation	(615,705)	1,045,678	(103,901)
Realized gains (losses) for tax not included in book income	(188,075)	31,297	(3,906)
Non-deductible capital gains incentive fees	—	(15,058)	15,058
Other timing differences and non-deductible expenses	35,795	5,117	4,826
Realized losses for tax not recognized	489,701	220,696	—

Taxable/distributable income	$3,084,899	$1,950,800	$539,959

The components of accumulated gains / losses as calculated on a tax basis for the taxable years ended December 31, 2023, 2022 and 2021 were as follows:

	For The Year Ended December 31,
	2023	2022	2021
Distributable ordinary income	$712,713	$190,977	$22,940
Capital losses carried forward	(489,701)	(220,696)	—
Other temporary book/tax differences	872	(2,856)	(16,075)
Net unrealized appreciation / (depreciation) on investments, derivatives, and foreign currency	(380,039)	(981,364)	102,342

Total accumulated under-distributed (over-distributed) earnings	$(156,155)	$(1,013,939)	$109,207

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized by the Fund may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Any such losses will be deemed to arise on the first day of the next taxable year. Capital losses for the years ended December 31, 2023, 2022 and 2021, which will be deemed to arise on the first day of the tax years ended December 31, 2024, 2023 and 2022 were as follows:

	For The Year Ended December 31,
	2023	2022	2021
Short-term:	98,417	86,229	—
Long-term:	391,284	134,468	—

The cost and unrealized gain (loss) of the Company’s investments, as calculated on a tax basis, at December 31, 2023, 2022 and 2021 were as follows:

	For The Year Ended December 31,
	2023	2022	2021
Gross unrealized appreciation	$603,243	$236,140	$137,149
Gross unrealized depreciation	(933,876)	(1,303,014)	(34,807)

Net unrealized appreciation (depreciation)	$(330,633)	$(1,066,874)	$102,342

Tax cost of investments	$51,074,545	$49,975,483	$30,693,351
All of the dividends declared during the year ended December 31, 2023 were derived from ordinary income, as determined on a tax basis.
During the year ended December 31, 2022, $1,798.4 million and $0.0 million of the dividends declared were derived from ordinary income and capital gains, respectively, as determined on a tax basis.
All of the dividends declared during the year ended December 31, 2021 were derived from ordinary income, as determined on a tax basis.
BCRED Investments LLC, a wholly owned subsidiary formed in 2021, is a Delaware LLC which has elected to be treated as a corporation for U.S. tax purposes. As such, BCRED Investments LLC is subject to U.S. Federal, state and local taxes. For the Company’s tax year ended December 31, 2023, BCRED Investments LLC activity did not result in a material provision for income taxes.
Management has analyzed the Company’s tax positions taken, or to be taken, on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Company’s financial statements. The Company’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.
Note 14. Subsequent Events
The Company’s management evaluated subsequent events through the date of issuance of the consolidated financial statements. There have been no subsequent events that occurred during such period that would require disclosure in, or would be required to be recognized in the consolidated financial statements as of December 31, 2023, except as discussed below.
January Subscriptions and Distribution Declaration
The Company received approximately $1,060.6 million of net proceeds, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I shares, Class S shares, and Class D shares for subscriptions effective January 1, 2024
On January 24, 2024, the Company’s Board declared net distributions of $0.2200 per Class I share, $0.2020 per Class S share, and $0.2147 per Class D share, which is payable on February 28, 2023 to shareholders of record as of January 31, 2024.
February Subscriptions and Distribution Declaration
The Company received approximately $858.3 million of net proceeds, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I, Class D and Class S shares for subscriptions effective February 1, 2024.

On February 22, 2024, the Company’s Board declared net distributions of $0.2200 per Class I share, $0.2020 per Class S share, and $0.2147 per Class D share, which is payable on March 28, 2024 to shareholders of record as of February 29, 2024.
March Subscriptions
Through the date of issuance of the consolidated financial statements, the Company received approximately $995.1 million of subscriptions, inclusive of distributions reinvested through the Company’s distribution reinvestment plan, relating to the issuance of Class I, Class D and Class S shares effective March 1, 2024.
January 2031 Notes
On January 25, 2024, the Company issued $500.0 million aggregate principal amount of 6.250% notes due in 2031 (the
“January 2031 Notes”
) pursuant to a supplemental indenture, dated as of January 25, 2024 (and together with the Base Indenture, the
“January 2031 Notes Indenture”
), to the Base Indenture between the Company and the Trustee. The January 2031 Notes will mature on January 25, 2031 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the 2031 Notes Indenture. The 2031 Notes bear interest at a rate of 6.250% per year payable semi-annually on January 25 and July 25 of each year, commencing on July 25, 2024. The 2031 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the 2031 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
Summit Peak Funding Facility Amendment
On March 12, 2024, Summit Peak Funding entered into Amendment No. 5 (the “
Fifth Amendment
”) to the Summit Peak Funding Facility. The Fifth Amendment provides for, among other things, a decrease in the commitments under the Summit Peak Funding Facility to $1,375 million, an extension of the period during which Summit Peak Funding may make borrowings under the Summit Peak Funding Facility to March 12, 2027, an extension of the stated maturity date of the Summit Peak Funding Facility to March 12, 2029, a change in the applicable margin to advances under the Summit Peak Funding Facility to 2.20% per annum, and the payment of certain fees as agreed between Summit Peak Funding and the lenders.
2024-1 CLO Debt Securitization
On March 13, 2024, the Company completed a $402.2 million term debt securitization (the “
2024-1 Debt Securitization
”). Term debt securitizations are also known as collateralized loan obligations and are a form of secured financing incurred by the Company, which is consolidated by the Company for financial reporting purposes and subject to its overall asset coverage requirement. The notes offered in the 2024-1 Debt Securitization (collectively, the “
2024-1 Notes
”) were issued by BCRED CLO 2024-1 LLC (the “
2024-1 Issuer
”), an indirectly wholly-owned and consolidated (for tax and accounting purposes) subsidiary of the Company, and are primarily secured by a diversified portfolio of private credit loans and participation interests therein.

The following table presents information on the secured and unsecured notes issued and the secured loans incurred in the 2024-1 Debt Securitization:

		March 13, 2024
Description	Type	Principal Outstanding	Interest Rate	Credit Rating
Class A Notes	Senior Secured Floating Rate	$180,000	SOFR + 1.83%	Aaa
Class A-L Loans	Senior Secured Floating Rate	40,000	SOFR + 1.83%	Aaa
Class B Notes	Senior Secured Floating Rate	24,000	SOFR + 2.35%	Aa2
Class C Notes (1)	Mezzanine Secured Deferrable Floating Rate	28,000	SOFR + 2.80%	A2

Total Secured Notes		272,000
Subordinated Notes (1)	Subordinated	130,161	None	Not Rated

Total Debt		$402,161	None

(1)
The Company (through its wholly-owned and consolidated subsidiary, BCRED CLO 2024-1 Depositor LLC) retained all of the Class C Notes and the Subordinated Notes issued in the 2024-1 Debt Securitization which are eliminated in consolidation.

The Company (through its wholly-owned and consolidated subsidiary, BCRED CLO 2024-1 Depositor LLC) retained all of the Class C Notes and the Subordinated Notes issued in the 2024-1 Debt Securitization in part in exchange for the Company’s sale and contribution to the 2024-1 Issuer of the initial closing date portfolio. The 2024-1 Notes are scheduled to mature on April 20, 2036; however the 2024-1 Notes may be redeemed by the 2024-1 Issuer, at the direction of the Company through its holder of the Subordinated Notes (through BCRED CLO 2024-1 Depositor LLC), on any business day after March 13, 2026. In connection with the sale and contribution, the Company has made customary representations, warranties and covenants to the 2024-1 Issuer. The Class A Notes, Class B Notes and Class C Notes are secured obligations of the 2024-1 Issuer, the Subordinated Notes are the unsecured obligations of the 2024-1 Issuer, and the indenture governing the 2024-1 Notes includes customary covenants and events of default.
The 2024-1 Notes have not been, and will not be, registered under the Securities Act, or any state securities or “blue sky” laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from registration.
The Company serves as collateral manager to the 2024-1 Issuer under a collateral management agreement and has agreed to irrevocably waive all collateral management fees payable pursuant to the collateral management agreement.
Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
There are not and have not been any disagreements between the Company and its accountant on any matter of accounting principles, practices, or financial statement disclosure.
Item 9A. Controls and Procedures.
(a) Evaluation of Disclosure Controls and Procedures
The Company maintains disclosure controls and procedures (as that term is defined in Rules
13a-15(e)
and
15d-15(e)
under the Exchange Act), that are designed to ensure that information required to be disclosed in the company’s reports under the Exchange Act is recorded, processed, and summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to the Company’s management, including its
Co-Chief
Executive Officers and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosures. Any controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives. An evaluation of the effectiveness of our disclosure controls and procedures as of the end of the period covered by this Annual Report on Form
10-K
was made under the supervision and with the participation of our management, including our
Co-Chief
Executive Officers and Chief Financial Officer. Based upon this evaluation, our
Co-Chief
Executive Officers and Chief Financial Officer have concluded that our disclosure controls and procedures are (a) effective to ensure that information required to be disclosed by us in reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified by SEC rules and forms and (b) include, without limitation, controls and procedures designed to ensure that information required to be disclosed by us in reports filed or submitted under the Exchange Act is accumulated and communicated to our management, including our
Co-Chief
Executive Officers and Chief Financial Officer, as appropriate to allow timely decisions regarding required disclosure.
(b) Management’s Report on Internal Control Over Financial Reporting
Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rules
13a-15(f)
and
15d-15(f)
of the Exchange Act). Our internal control over financial reporting is a process designed under the supervision of our
Co-Chief
Executive Officers and Chief Financial Officer to provide reasonable assurance regarding the reliability of financial reporting and the preparation of its consolidated financial statements for external reporting purposes in accordance with accounting principles generally accepted in the United States of America.
Our internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets of the Company; provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of the Company’s management and directors; and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of assets that could have a material effect on its financial statements.
Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.
Management conducted an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2023, based on the framework established in
Internal Control-Integrated Framework (2013)
 issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on this assessment, management has determined that our internal control over financial reporting as of December 31, 2023 was effective.
(c) Changes in Internal Controls Over Financial Reporting
There have been no changes in our internal control over financial reporting that occurred during our most recently completed fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Item 9B. Other Information.
Section 13(r) Disclosure
Pursuant to Section 219 of the Iran Threat Reduction and Syria Human Rights Act of 2012, which added Section 13(r) of the Exchange Act, we hereby incorporate by reference herein Exhibit 99.1 of this report, which includes disclosures regarding activities at Mundys S.p.A., formerly “Atlantia S.p.A.,” which may be, or may have been at the time considered to be, an affiliate of Blackstone and, therefore, our affiliate.
Item 9C. Disclosure Regarding Foreign Jurisdictions that Prevent Inspections.
None.

APPE
N
DIX A: FORM OF SUBSCRIPTION AGREEMENT
NOT FOR EXECUTION

Subscription Agreement for Shares of Blackstone Private Credit Fund

1. Your Investment
A. Investment Information

Investment Amount $

B. Investment Method

☐ By mail:	Please make checks payable to BLACKSTONE PRIVATE CREDIT FUND and attach to this agreement. *

☐ By wire:	Please wire funds according to the instructions below.

Name: SS&C GIDS Agent for BLACKSTONE PRIVATE CREDIT FUND

Bank Name: State Street Bank and Trust Company

ABA: 011-000-028

DDA: 99000952

1 Lincoln Street

Boston MA 02111

☐ Broker / Financial advisor will make payment on your behalf

* Cash, cashier’s checks/official bank checks, temporary checks, foreign checks, money orders, third party checks, or travelers’ checks are not accepted.

C. Share Class Selection

☐ Share Class S	☐ Share Class D **	☐ Share Class I **

(The minimum investment is $2,500 ) (The minimum investment is $2,500 ) (The minimum investment is $1,000,000 (unless waived))
Select to purchase net of selling commission
** Available for certain
fee-based
wrap accounts and other eligible investors as disclosed in the prospectus, as amended and supplemented.

2. Ownership Type (Select only one)

A. Taxable Accounts	B. Non-Taxable Accounts

Brokerage Account Number	Custodian Account Number

☐ Individual or Joint Tenant With Rights of Survivorship	☐ IRA (Custodian Signature Required)
Transfer on Death ( Optional Designation. Not Available for Louisiana Residents. See Section 3C.) ☐ Tenants in Common ☐ Community Property	☐ Roth IRA (Custodian Signature Required) ☐ SEP IRA (Custodian Signature Required) ☐ Rollover IRA (Custodian Signature Required)
☐ Uniform Gift / Transfer to Minors State of Date of Birth ☐ Trust (Include Certification of Investment Powers Form or 1 st and Last Page of Trust Documents)	☐ Inherited IRA ☐ Pension Plan ( Include Certification of Investment Powers Form ) ☐ Other

C. Custodian Information (To Be Completed By Custodian)

☐  C Corporation

☐  S Corporation

☐  Profit-Sharing Plan

☐  Non-Profit
Organization

☐  Limited Liability Corporation

☐  Corporation / Partnership / Other (Corporate Resolution or Partnership Agreement Required)

Custodian Name Custodian Tax ID # Custodian Phone #

Custodian Stamp Here

D. Entity Name – Retirement Plan / Trust / Corporation / Partnership / Other
Trustee(s) and/or authorized signatory(s) information
MUST
be provided in Sections 3A and 3B

Entity Name	Tax ID Number	Date of Formation	Exemptions (See Form W-9 instructions at www.irs.gov )

Entity Address (Legal Address. Required )
Entity Type (Select one. Required )

☐ Retirement Plan ☐ Trust ☐ S-Corp	☐ C-Corp ☐ LLC ☐ Partnership	Exempt payee code (if any)

☐ Other	Jurisdiction (if Non-US)

(Attach a completed applicable Form W-8)

Exemption from FATCA reporting code (if any)

3. Investor Information

A. Investor Name (Investor / Trustee / Executor / Authorized Signatory Information)
Residential street address MUST be provided. See Section 4 if mailing address is different than residential street address
First Name	(MI)	Last Name

Social Security Number / Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number
Residential Street Address	City	State	Zip Code
Email Address

If you are a non-US citizen, please specify your country of citizenship (required) :

☐ Resident Alien	☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. J)	Country of Citizenship

Please specify if you are a Blackstone employee/officer/director/affiliate (required):	☐ Blackstone Employee	☐ Blackstone Officer or Director

☐ Immediate Family Member of Blackstone Officer or Director	☐ Blackstone Affiliate	☐ Not Applicable

B. Co-Investor Name (Co-Investor / Co-Trustee / Co-Authorized Signatory Information, if applicable)

First Name	(MI)	Last Name

Social Security Number / Tax ID	Date of Birth (MM/DD/YYYY)	Daytime Phone Number
Residential Street Address	City	State	Zip Code
Email Address

If you are a non-US citizen, please specify country of citizenship (required) :

☐ Resident Alien	☐ Non-Resident Alien (Attach a completed Form W-8BEN, Rev. July 2017)	Country of Citizenship

Please specify if you are a Blackstone employee/officer/director/affiliate (required) :	☐ Blackstone Employee	☐ Blackstone Officer or Director

☐ Immediate Family Member of Blackstone Officer or Director	☐ Blackstone Affiliate	☐ Not Applicable

C. Transfer on Death Beneficiary Information (Individual or Joint Account with rights of survivorship only. Not available for Louisiana residents. Beneficiary date of birth required. Whole percentages only; must equal 100%.)

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary

☐ Secondary %

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary

☐ Secondary %

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary

☐ Secondary %

First Name	(MI)	Last Name	SSN	Date of Birth (MM/DD/YYYY)	☐ Primary

☐ Secondary %
Custodian/Guardian for a minor Beneficiary
(required),
cannot be same as Investor or Co-Investor
)
:

D. ERISA Plan Asset Regulations
All investors are required to complete Appendix B attached hereto.

4. Contact Information (If different than provided in Section 3A)

Mailing Address	City	State	Zip Code

5. Select How You Want to Receive Your Distributions (Please Read Entire Section and Select only one)
You are
automatically
enrolled in our Distribution Reinvestment Plan, unless you are a resident of ALABAMA, ARKANSAS, IDAHO, KANSAS, KENTUCKY, MAINE, MARYLAND, MASSACHUSETTS, NEBRASKA, NEW JERSEY, NORTH CAROLINA, OHIO, OKLAHOMA, OREGON, VERMONT OR WASHINGTON.
☐
If you
ARE
a resident of
Alabama
,
Arkansas
,
Idaho
,
Kansas
,
Kentucky
,
Maine
,
Maryland
,
Massachusetts
,
Nebraska
,
New Jersey
,
North Carolina
,
Ohio
,
Oklahoma
,
Oregon
,
Vermont
or
Washington
, you are not automatically enrolled in the Distribution Reinvestment Plan.
Please check here if you wish to enroll in the Distribution Reinvestment Plan. You will automatically receive cash distributions unless you elect to enroll in the Distribution Reinvestment Plan
.
☐ If you are not a resident of the states listed above, you are automatically enrolled in the Distribution Reinvestment Plan;
please check here if you
DO NOT
wish to be enrolled in the Distribution Reinvestment Plan and complete the Cash Distribution Information section below.
ONLY complete the following information if you do not wish to enroll in the Distribution Reinvestment Plan
. For custodial held accounts, if you elect cash distributions the funds must be sent to the custodian.

A. ☐ Check mailed to street address in 3A (only available for non-custodial investors).
B. ☐ Check mailed to secondary address in 3B (only available for non-custodial investors).
C. ☐ Direct Deposit by ACH (only available for non-custodial investors). PLEASE ATTACH A PRE-VOIDED CHECK
D. ☐ Check mailed to Third party Financial Institution (complete section below)
I authorize Blackstone Private Credit Fund or its agent to deposit my distribution into my checking or savings account. This authority will remain in force until I notify Blackstone Private Credit Fund in writing to cancel it. In the event that Blackstone Private Credit Fund deposits funds erroneously into my account, they are authorized to debit my account for an amount not to exceed the amount of the erroneous deposit.

Financial Institution Name	Mailing Address	City	State	Zip Code
Your Bank’s ABA Routing Number		Your Bank Account Number

6. Broker / Financial Advisor Information (Required Information. All fields must be completed.)
The Financial Advisor must sign below to complete the order. The Financial Advisor hereby warrants that the undersigned is duly licensed and may lawfully sell shares in the state designated as the investor’s legal residence.

Broker		Financial Advisor Name
Advisor Mailing Address
City	State		Zip Code
Financial Advisor Number	Branch Number		Telephone Number
E-mail Address		Fax Number
Operations Contact Name		Operations Contact Email Address
Please note that unless previously agreed to in writing by Blackstone Private Credit Fund, all sales of securities must be made through a Broker, including when an RIA has introduced the sale. In all cases, Section 6 must be completed.
The undersigned confirm(s), which confirmation is made on behalf of the Broker with respect to sales of securities made through a Broker, that they (i) have reasonable grounds to believe that the information and representations concerning the investor identified herein are true, correct and complete in all respects; (ii) have discussed such investor’s prospective purchase of shares with such investor; (iii) have advised such investor of all pertinent facts with regard to the lack of liquidity and marketability of the shares; (iv) have delivered or made available a current prospectus and related supplements, if any, to such investor; (v) have reasonable grounds to believe that the investor is purchasing these shares for his or her own account; (vi) have reasonable grounds to believe that the purchase of shares is a suitable investment for such investor, that such investor meets the suitability standards applicable to such investor set forth in the prospectus and related supplements, if any, and that such investor is in a financial position to enable such investor to realize the benefits of such an investment and to suffer any loss that may occur with respect thereto; and (vii) have advised such investor that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus. The undersigned Broker, Financial Advisor or Financial Representative listed in Section 6 further represents and certifies that, in connection with this subscription for shares, the undersigned has complied with and has followed all applicable policies and procedures of his or her firm relating to, and performed functions required by, federal and state securities laws, rules promulgated under the Securities Exchange Act of 1934, as amended, including, but not limited to Rule 15l-1 (“Regulation Best Interest”) and FINRA rules and regulations including, but not limited to Know Your Customer, Suitability and PATRIOT Act (Anti Money Laundering, Customer Identification) as required by its relationship with the investor(s) identified on this document.
THIS SUBSCRIPTION AGREEMENT AND ALL RIGHTS HEREUNDER SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE.
If you do not have another broker or other financial intermediary introducing you to Blackstone Private Credit Fund, then Blackstone Securities Partners L.P. (“BSP”) may be deemed to act as your broker of record in connection with any investment in Blackstone Private Credit Fund. BSP is not a full-service broker-dealer and may not provide the kinds of financial services that you might expect from another financial intermediary, such as holding securities in an account. If BSP is your broker of record, then your shares will be held in your name on the books of Blackstone Private Credit Fund. BSP will not monitor your investments, and has not and will not make any recommendation regarding your investments. If you want to receive financial advice regarding a prospective investment in the shares, contact your broker or other financial intermediary.

X			X

	Financial Advisor Signature	Date		Branch Manager Signature (If required by Broker)	Date

7. Electronic Delivery Form (Optional)
Instead of receiving paper copies of the prospectus, prospectus supplements, annual reports, proxy statements, and other shareholder communications and reports, you may elect to receive electronic delivery of shareholder communications from Blackstone Private Credit Fund. If you would like to consent to electronic delivery, including pursuant to email, please check the box below for this election.
We encourage you to reduce printing and mailing costs and to conserve natural resources by electing to receive electronic delivery of shareholder communications and statement notifications. By consenting below to electronically receive shareholder communications, including your account-specific information, you authorize said offering(s) to either (i) email shareholder communications to you directly or (ii) make them available on our website and notify you by email when and where such documents are available.
You will not receive paper copies of these electronic materials unless specifically requested, the delivery of electronic materials is prohibited or we, in our sole discretion, elect to send paper copies of the materials.

By consenting to electronic access, you will be responsible for certain costs, such as your customary internet service provider charges, and may be required to download software in connection with access to these materials. You understand this electronic delivery program may be changed or discontinued and that the terms of this agreement may be amended at any time. You understand that there are possible risks associated with electronic delivery such as emails not transmitting, links failing to function properly and system failure of online service providers, and that there is no warranty or guarantee given concerning the transmissions of email, the availability of the website, or information on it, other than as required by law.

I consent to electronic delivery	☐

E-mail
Address
If blank, the email provided in Section 4 will be used.

8. Subscriber Signatures
Blackstone Private Credit Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. We may also ask to see other identifying documents. If you do not provide the information, Blackstone Private Credit Fund may not be able to open your account. By signing the Subscription Agreement, you agree to provide this information and confirm that this information is true and correct. If we are unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if we believe we have identified potentially criminal activity, we reserve the right to take action as we deem appropriate which may include closing your account.
Please separately initial each of the representations below. EA power of attorney to make representations on behalf of an investor can only be granted for fiduciary accounts; if applicable, by signing the Subscription Agreement you represent and warrant that you have the requisite authority. In order to induce Blackstone Private Credit Fund to accept this subscription, I hereby represent and warrant to you as follows:

8.a. Please Note: All Items in this section 8.a. must be read and initialed.
	Primary Investor Initials	Co-Investor Initials
(i) I have received the prospectus (as amended or supplemented) for Blackstone Private Credit Fund at least five business days prior to the date hereof.
	Initials	Initials
(ii)  I have (A) a minimum net worth (not including home, home furnishings and personal automobiles) of at least $250,000, or (B) a minimum net worth (as previously described) of at least $70,000 and a minimum annual gross income of at least $70,000.

	Initials	Initials
(iii) In addition to the general suitability requirements described above, I meet the higher suitability requirements, if any, imposed by my state of primary residence as set forth in the prospectus under “SUITABILITY STANDARDS.”

	Initials	Initials
(iv)  I am (i) an entity that was formed for the purpose of purchasing shares, in which each individual that owns an interest in such entity meets the general suitability requirements described above OR (ii) I am an individual or entity not formed for such purpose.

	Initials	Initials
(v) I acknowledge that there is no public market for the shares, shares of this offering are not liquid and appropriate only as a long-term investment.
	Initials	Initials
(vi)  I acknowledge that the shares have not been registered and are not expected to be registered under the laws of any country or jurisdiction outside of the United States except as otherwise described in the prospectus.

	Initials	Initials
(vii)   I am purchasing the shares for my own account, or if I am purchasing shares on behalf of a trust or other entity of which I am a trustee or authorized agent, I have due authority to execute this subscription agreement and do hereby legally bind the trust or other entity of which I am trustee or authorized agent.

	Initials	Initials
(viii) I acknowledge that Blackstone Private Credit Fund may enter into transactions with Blackstone affiliates that involve conflicts of interest as described in the prospectus.
	Initials	Initials

Primary Investor Initials	Co-Investor Initials
(ix)  I acknowledge that subscriptions must be submitted at least five business days prior to first day of each month my investment will be executed as of the first day of the applicable month at the NAV per share as of the day preceding day. I acknowledge that I will not know the NAV per share at which my investment will be executed at the time I subscribe and the NAV per share will generally be made available at www.bcred.com as of the last day of each month within 20 business days of the last day of each month.

Initials	Initials
(x)   I acknowledge that my subscription request will not be accepted any earlier than two business days before the first calendar day of each month. I acknowledge that I am not committed to purchase shares at the time my subscription order is submitted and I may cancel my subscription at any time before the time it has been accepted as described in the previous sentence. I understand that I may withdraw my purchase request by notifying the transfer agent, through my financial intermediary or directly on Blackstone Private Credit Fund’s toll-free, automated telephone line, 844-702-1299.

Initials	Initials
8.b. If you live in any of the following states, please complete Appendix A to Blackstone Private Credit Fund Subscription Agreement: Alabama, California, Idaho, Iowa, Kansas, Kentucky, Maine, Massachusetts, Missouri, Nebraska, New Jersey, New Mexico, North Dakota, Ohio, Oklahoma, Oregon, Puerto Rico, Tennessee, and Vermont

In the case of sales to fiduciary accounts, the minimum standards in Appendix A shall be met by the beneficiary, the fiduciary, account, or, by the donor or grantor, who directly or indirectly supplies the funds to purchase the shares if the donor or grantor is the fiduciary.
If you do not have another broker or other financial intermediary introducing you to Blackstone Private Credit Fund, then BSP may be deemed to be acting as your broker of record in connection with any investment in Blackstone Private Credit Fund. For important information in this respect, see Section 6 above.
I declare that the information supplied in this Subscription Agreement is true and correct and may be relied upon by Blackstone Private Credit Fund. I acknowledge that the Broker / Financial Advisor (Broker / Financial Advisor of record) indicated in Section 6 of this Subscription Agreement and its designated clearing agent, if any, will have full access to my account information, including the number of shares I own, tax information (including the Form 1099) and redemption information. Investors may change the Broker / Financial Advisor of record at any time by contacting Blackstone Private Credit Fund Investor Relations at the number indicated below.
SUBSTITUTE IRS FORM W-9 CERTIFICATIONS (required for US investors):
Under penalties of perjury, I certify that:
(1)	The number shown on this Subscription Agreement is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)	I am a U.S. citizen or other U.S. person (including a resident alien) (defined in IRS Form W-9); and
(4)	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions
. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

X			X

	Signature of Investor	Date		Signature of Co-Investor or Custodian (If applicable)	Date
(MUST BE SIGNED BY CUSTODIAN OR TRUSTEE IF PLAN IS ADMINISTERED BY A THIRD PARTY)

9. Miscellaneous
If investors participating in the Distribution Reinvestment Plan or making subsequent purchases of shares of Blackstone Private Credit Fund experience a material adverse change in their financial condition or can no longer make the representations or warranties set forth in Section 8 above, they are asked to promptly notify Blackstone Private Credit Fund and the Broker in writing. The Broker may notify Blackstone Private Credit Fund if an investor participating in the Distribution Reinvestment Plan can no longer make the representations or warranties set forth in Section 8 above, and Blackstone Private Credit Fund may rely on such notification to terminate such investor’s participation in the Distribution Reinvestment Plan.
No sale of shares may be completed until at least five business days after you receive the final prospectus. To be accepted, a subscription request must be made with a completed and executed subscription agreement in good order and payment of the full purchase price at least five business prior to the first calendar day of the month (unless waived). You will receive a written confirmation of your purchase.
All items on the Subscription Agreement must be completed in order for your subscription to be processed. Subscribers are encouraged to read the prospectus in its entirety for a complete explanation of an investment in the shares of Blackstone Private Credit Fund.
Return the completed Subscription Agreement to:

Blackstone Private Credit Fund
PO Box 219270
Kansas City, MO 64121-9270
Street and Overnight Address (suite number MUST be included):

Blackstone Private Credit Fund
430 W. 7th Street, Suite 219270
Kansas City, MO 64105-1407
Blackstone Private Credit Fund Investor Relations:
844-702-1299

Sample

Appendix A
For purposes of determining whether you satisfy the standards below, your net worth is calculated excluding the value of your home, home furnishings and automobiles, and, unless otherwise indicated, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable investments.
Investors in the following states have the additional suitability standards as set forth below.

	Primary Investor Initials	Co-Investor Initials
If I am an
Alabama
resident, in addition to the suitability standards set forth above, an investment in Blackstone Private Credit Fund will only be sold to me if I have a liquid net worth of at least 10 times my investment in Blackstone Private Credit Fund and its affiliates.

	Initials	Initials
If I am a
California
resident, in addition to the suitability standards set forth above, I must have either (a) a liquid net worth of $70,000 and annual gross income of $70,000 or (b) a liquid net worth of $300,000. Additionally, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.

	Initials	Initials
If I am an
Idaho
resident, I must have either (a) a net worth of $85,000 and annual income of $85,000 or (b) a liquid net worth of $300,000. Additionally, the total investment in Blackstone Private Credit Fund shall not exceed 10% of my liquid net worth.

	Initials	Initials
If I am an
Iowa
resident, I (i) have either (a) an annual gross income of at least $100,000 and a net worth of at least $100,000, or (b) a net worth of at least $350,000 (net worth should be determined exclusive of home, auto and home furnishings); and (ii) limit my aggregate investment in this offering and in the securities of other non-traded business development companies to 10% of my liquid net worth (liquid net worth should be determined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities). Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.

	Initials	Initials
If I am a
Kansas

resident, I understand that it is recommended by the Office of the Securities Commissioner that I limit my total investment in Blackstone Private Credit Fund’s securities and other non-traded business development companies to not more than 10% of my liquid net worth. For these purposes, liquid net worth shall be defined as that portion of total net worth (total assets minus total liabilities) that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a
Kentucky

resident, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund or its affiliates. “Liquid net worth” is defined as that portion of net worth that is comprised of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a
Maine

resident, I acknowledge that it is recommended by the Maine Office of Securities that my aggregate investment in this offering and other similar direct participation investments not exceed 10% of my liquid net worth. For this purpose, “liquid net worth” is defined as that portion of net worth that consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a
Massachusetts
resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund and in other illiquid direct participation programs.

	Initials	Initials
If I am a Missouri resident, in addition to the suitability standards set forth above, no more than 10% of my liquid net worth shall be invested in Blackstone Private Credit Fund.
	Initials	Initials
If I am a
Nebraska
resident, I must have (i) either (a) an annual gross income of at least $70,000 and a net worth of at least $70,000, or (b) a net worth of at least $250,000; and (ii) I must limit my aggregate investment in this offering and the securities of other business development companies to 10% of such investor’s net worth. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933 are not subject to the foregoing investment concentration limit.

	Initials	Initials

Sample

	Primary Investor Initials	Co-Investor Initials
If I am a
New Jersey
resident, (1) I have either (a) a minimum liquid net worth of at least $100,000 and a minimum annual gross income of not less than $85,000, or (b) a minimum liquid net worth of $350,000. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles, minus total liabilities) that consists of cash, cash equivalents and readily marketable securities. In addition, my total investment in Blackstone Private Credit Fund, its affiliates and other non-publicly traded direct investment programs (including real estate investment trusts, business development companies, oil and gas programs, equipment leasing programs and commodity pools, but excluding unregistered, federally and state exempt private offerings) may not exceed 10% of my liquid net worth, and (2) I acknowledge that although Blackstone Credit BDC Advisors LLC (the “Adviser”), the investment adviser to Blackstone Private Credit Fund, will advance all organization and offering expenses of Blackstone Private Credit Fund, and may elect to pay certain of Blackstone Private Credit Fund’s expenses, Blackstone Private Credit Fund is obligated to reimburse the Adviser, and this will reduce the returns available to investors.

	Initials	Initials
If I am a
New Mexico
resident, in addition to the general suitability standards listed above, I may not invest, and I may not accept from an investor more than ten percent (10%) of my liquid net worth in shares of Blackstone Private Credit Fund, its affiliates and in other non-traded business development companies. Liquid net worth is defined as that portion of net worth which consists of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a North Dakota resident, I have a net worth of at least ten times my investment in Blackstone Private Credit Fund.
	Initials	Initials
If I am an
Ohio
resident, it is unsuitable to invest more than 10% of my liquid net worth in Blackstone Private Credit Fund, affiliates of Blackstone Private Credit Fund and other non-traded business development companies. “Liquid net worth” is defined as that portion of net worth (total assets exclusive of home, home furnishings, and automobiles minus total liabilities) comprised of cash, cash equivalents, and readily marketable securities. This condition does not apply, directly or indirectly, to federally covered securities.

	Initials	Initials
If I am an Oklahoma resident, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund.
	Initials	Initials
If I am an
Oregon
resident, in addition to the suitability standards set forth above, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund. Liquid net worth in Oregon is defined as net worth excluding the value of the investor’s home, home furnishings and automobile

	Initials	Initials
If I am a
Puerto Rico
resident, I may not invest more than 10% of my liquid net worth in Blackstone Private Credit Fund, its affiliates and other non-traded business development companies. For these purposes, “liquid net worth” is defined as that portion of net worth (total assets exclusive of primary residence, home furnishings and automobiles minus total liabilities) consisting of cash, cash equivalents and readily marketable securities.

	Initials	Initials
If I am a
Tennessee
resident, I must have a liquid net worth of at least ten times my investment in Blackstone Private Credit Fund. Investors who are accredited investors as defined in Regulation D under the Securities Act of 1933, as amended, are not subject to the foregoing concentration limit.

	Initials	Initials
If I am a
Vermont
resident and I am an accredited investor in Vermont, as defined in 17 C.F.R. § 230.501, I may invest freely in this offering. In addition to the suitability standards described above, if I am non-accredited Vermont investors, I may not purchase an amount in this offering that exceeds 10% of my liquid net worth. For these purposes, “liquid net worth” is defined as an investor’s total assets (not including home, home furnishings or automobiles) minus total liabilities.
	Initials	Initials

Blackstone Private Credit Fund
Maximum Offering of $45,000,000,000 in Common Shares

PROSPECTUS

You should rely only on the information contained in this prospectus. No intermediary, salesperson or other person is authorized to make any representations other than those contained in this prospectus and supplemental literature authorized by Blackstone Private Credit Fund and referred to in this prospectus, and, if given or made, such information and representations must not be relied upon. This prospectus is not an offer to sell nor is it seeking an offer to buy these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of these securities. You should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.
April 26, 2024

PART C

Other Information

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

The following financial statements of Blackstone Private Credit Fund are included in Part A of this Registration Statement.

(2)	Exhibits

(a)	Fifth Amended and Restated Declaration of Trust of the Company (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K, filed on February 23, 2024).

(b)	Second Amended and Restated Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K, filed on February 23, 2024).

(d)(1)	Form of Subscription Agreement (included in this prospectus as Appendix A).*

(e)	Distribution Reinvestment Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.15 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(g)(1)	Investment Advisory Agreement between the Company and the Adviser (incorporated by reference to Exhibit 10.1 to the Company’s Annual Report on Form 10-K, filed on March 5, 2021).

(g)(2)	Amended and Restated Investment Advisory Agreement between the Registrant and the Adviser (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on August 3, 2022).

(h)(1)	Intermediary Manager Agreement between the Registrant and the Intermediary Manager, dated October 5, 2020 (incorporated by reference to Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(h)(2)	Form of Selected Intermediary Agreement (incorporated by reference to Exhibit (h)(2) to the Registrant’s Registration Statement on Form N-2, filed on September 30, 2020).

(h)(3)	Distribution and Shareholder Servicing Plan of the Registrant, dated October 5, 2020 (incorporated by reference to Exhibit 10.4 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(j)	Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated October 5, 2020 (incorporated by reference to Exhibit 10.5 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(1)	Administration Agreement between the Registrant and the Administrator, dated October 5, 2020 (incorporated by reference to Exhibit 10.6 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(2)	Escrow Agreement by and among the Registrant, Blackstone Securities Partners L.P., and UMB Bank, N.A., dated October 5, 2020 (incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(3)	Agency Agreement between the Registrant and SS&C GIDS, Inc. (formerly DST Systems, Inc.), dated October 5, 2020 (incorporated by reference to Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(4)	Multi-Class Plan, dated October 5, 2020 (incorporated by reference to Exhibit 10.14 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(5)	Expense Support and Conditional Reimbursement Agreement by and between the Registrant and Adviser, dated October 5, 2020 (incorporated by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K, filed on March 5, 2021).

(k)(6)	Master Note Purchase Agreement, dated as of June 21, 2021, by and among the Registrant and the purchasers signatory thereto (incorporated by reference to Exhibit 4.1 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(k)(7)	Note Purchase Agreement, dated May 3, 2022, by and among the Registrant and the purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 4, 2022).

(k)(8)	Master Note Purchase Agreement, dated October 11, 2022, by and among the Fund and the Purchasers party thereto (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed October 14, 2022).

(k)(9)	Indenture, dated June 29, 2021, by and among BCRED BSL CLO 2021-1, Ltd. as issuer, BCRED BSL CLO 2021-1, LLC as co-issuer and U.S. Bank Trust Company National Association, as trustee (filed as Exhibit 4.2 to the Registrant’s Quarterly Report on Form 10-Q, filed on August 16, 2021).

(k)(10)	Indenture, dated as of September 15, 2021, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(11)	First Supplemental Indenture, dated as of September 15, 2021, relating to the 1.750% Notes due 2024, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(12)	Second Supplemental Indenture, dated as of September 15, 2021, relating to the 2.625% Notes due 2026, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on September 15, 2021).

(k)(13)	Third Supplemental Indenture, dated as of November 2, 2021, relating to the 1.750% Notes due 2026, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on November 2, 2021).

(k)(14)	Fourth Supplemental Indenture, dated as of November 22, 2021, relating to the 2.350% Notes due 2024, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(15)	Fifth Supplemental Indenture, dated as of November 22, 2021, relating to the 3.250% Notes due 2027, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(16)	Sixth Supplemental Indenture, dated as of January 18, 2022, relating to the 2.700% Notes due 2025, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(17)	Seventh Supplemental Indenture, dated as of January 18, 2022, relating to the 4.000% Notes due 2029, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.4 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(18)	Eighth Supplemental Indenture, dated as of March 24, 2022, relating to the 2.700% Notes due 2025, by and between the Registrant and U.S. Bank Trust Company National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(19)	Ninth Supplemental Indenture, dated as of April 14, 2022, relating to the 4.875% Notes due 2026, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on April 21, 2022).

(k)(20)	Tenth Supplemental Indenture, dated as of September 27, 2022, relating to the 7.050% Notes due 2025, by and between the Registrant and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed on September 27, 2022).

(k)(21)	Eleventh Supplemental Indenture, dated as of November 27, 2023, relating to the 7.300% Notes due 2028, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(k)(22)	Twelfth Supplemental Indenture, dated as of January 25, 2024, relating to the 6.250% Notes due 2031, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed on January 29, 2024).

(k)(23)	Form of 1.750% Notes due 2024 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021).

(k)(24)	Form of 2.625% Notes due 2026 (incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K filed on September 15, 2021).

(k)(25)	Form of 1.750% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K filed on November 2, 2021).

(k)(26)	Form of 2.350% Notes due 2024 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(27)	Form of 3.250% Notes due 2027 (incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K, filed on November 23, 2021).

(k)(28)	Form of 2.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(29)	Form of 4.000% Notes due 2029 (incorporated by reference to Exhibit 4.5 to the Registrant’s Current Report on Form 8-K, filed on January 20, 2022).

(k)(30)	Form of 4.700% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on March 28, 2022).

(k)(31)	Form of 4.875% Notes due 2026 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on April 21, 2022).

(k)(32)	Form of 7.050% Notes due 2025 (incorporated by reference to Exhibit 4.3 to the Registrant’s Current Report on Form 8-K, filed on September 27, 2022).

(k)(33)	Form of 7.300% Notes due 2028 (incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(k)(34)	Form of 6.250% Notes due 2031 (incorporated by reference to Exhibit 4.3 of the Company’s Current Report on Form 8-K, filed on January 29, 2024).

(k)(35)	Registration Rights Agreement, dated as of November 27, 2023, relating to the 7.300% Notes due November 2028, by and among the Company and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC, as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed on November 28, 2023).

(k)(36)	Registration Rights Agreement, dated as of January 25, 2024, relating to the 6.250% Notes due January 2031, by and among the Company and Wells Fargo Securities, LLC, Citigroup Global Markets Inc., Deutsche Bank Securities, Inc., J.P. Morgan Securities LLC, and SMBC Nikko Securities America, Inc., as the representatives of the Initial Purchasers (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K filed on January 29, 2024).

(k)(37)	Securities Purchase Agreement, dated March 5, 2021, by and among the Company, Twin Peaks Parent LLC, BCRED Twin Peaks LLC, Teacher Retirement System of Texas and Blackstone Credit BDC Advisors LLC (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed on May 10, 2021).

(k)(38)	Amendment and Restatement Agreement dated as of May 6, 2022 to the Senior Secured Credit Agreement dated as of May 18, 2021, by and among the Registrant, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 12, 2022).

(k)(39)	Amended and Restated Senior Secured Credit Agreement, dated May 6, 2022, by and among the Registrant, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on May 12, 2022).

(k)(40)	First Amendment and Extension Agreement to the Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(k)(41)	Amended and Restated Senior Secured Credit Agreement dated June 9, 2023, by and among the Company, each of the Lenders from time to time party thereto and Citibank, N.A., as administrative agent and collateral agent (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed on June 13, 2023).

(l)	Opinion of Richards, Layton & Finger, P.A.*

(n)(1)	Consent of Deloitte & Touche LLP.*

(n)(2)	Power of Attorney*

(p)	Subscription Agreement for Seed Capital (incorporated by reference to Exhibit (p) to the Registrant’s Registration Statement on Form N-2 (File No. 333-248432), filed on August 26, 2020).

(r)(1)	Code of Ethics of the Registrant (incorporated by reference to Exhibit 14 of the Registrant’s Annual Report on Form 10-K filed on March 17, 2023).

(r)(2)	Code of Ethics of the Adviser*

(s)	Calculation of Filing Fee Table.*

101.INS	Inline XBRL Instance Document.*

101.SCH	Inline XBRL Taxonomy Extension Schema Document.*

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.*

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.*

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.*

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.*

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

*	Filed herewith

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses Of Issuance And Distribution

Not applicable.

Item 28. Persons Controlled By or Under Common Control

The following list sets forth each of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Name	Jurisdiction	Ownership
BCRED MAROON PEAK FUNDING LLC	DELAWARE	100%
BCRED CASTLE PEAK FUNDING LLC	DELAWARE	100%
BCRED MIDDLE PEAK FUNDING LLC	DELAWARE	100%
BCRED SUMMIT PEAK FUNDING LLC	DELAWARE	100%
BCRED BARD PEAK FUNDING LLC	DELAWARE	100%
BCRED GRANITE PEAK FUNDING LLC	DELAWARE	100%
BCRED DENALI PEAK FUNDING LLC	DELAWARE	100%
BCRED BUSHNELL PEAK FUNDING LLC	DELAWARE	100%
BCRED BISON PEAK FUNDING LLC	DELAWARE	100%
BCRED BLANCA PEAK FUNDING LLC	DELAWARE	100%
BCRED WINDOM PEAK FUNDING LLC	DELAWARE	100%
BCRED INVESTMENTS LLC	DELAWARE	100%
BCRED TWIN PEAKS LLC	DELAWARE	100%
BCRED BEAR PEAK FUNDING LLC	DELAWARE	100%
BCRED BORAH PEAK FUNDING LLC	DELAWARE	100%
BCRED GANNETT PEAK FUNDING LLC	DELAWARE	100%
BCRED HAYDON PEAK FUNDING LLC	DELAWARE	100%
BCRED JACQUE PEAK FUNDING LLC	DELAWARE	100%
BCRED MONARCH PEAK FUNDING LLC	DELAWARE	100%
BCRED MERIDIAN PEAK FUNDING LLC	DELAWARE	100%
BCRED NAOMI PEAK FUNDING LLC	DELAWARE	100%
BCRED BSL WH 2022-1 LLC	DELAWARE	100%
BCRED X HOLDINGS LLC	DELAWARE	100%
BCRED BSL CLO 2021-1 Ltd.	CAYMAN ISLANDS	100%

Name	Jurisdiction	Ownership
BCRED BSL CLO 2021-1, LLC	DELAWARE	100%
BCRED BSL CLO 2021-2, Ltd.	CAYMAN ISLANDS	100%
BCRED BSL CLO 2021-2, LLC	DELAWARE	100%
BCRED BSL CLO 2022-1 Ltd.	JERSEY	100%
BCRED BSL CLO 2022-1 LLC	DELAWARE	100%
BCRED MML CLO 2021-1 LLC	DELAWARE	100%
BCRED MML CLO 2022-1 LLC	DELAWARE	100%
BCRED MML CLO 2022-2 LLC	DELAWARE	100%
BCRED CLO 2023-1 DEPOSITOR LLC	DELAWARE	100%
BCRED CLO 2024-1 DEPOSITOR LLC	DELAWARE	100%
BCRED CLO 2023-1 LLC	DELAWARE	100%
BCRED CLO 2024-1 LLC	DELAWARE	100%
BCRED ASSOCIATES GP (Lux) S.à r.l	LUXEMBOURG	100%
BCRED DIRECT LENDING I (Lux) SCSp	LUXEMBOURG	100%
BCRED C-1 LLC	DELAWARE	100%
BCRED C-2 FUNDING LLC	DELAWARE	100%
BCRED C-3 FUNDING LLC	DELAWARE	100%

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common shares at March 28, 2024.

Title of Class	Number of Record Holders
Class S	57,317
Class D	314
Class I	37,984
Total	95,615

Item 30. Indemnification

The information contained under the heading “Description of our Shares,” “Investment Advisory Agreement and Administration Agreement” and “Plan of Distribution—Indemnification” in this Registration Statement is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person in the successful defense of an action suit or proceeding) is asserted by a Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is again public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant obtains and maintains liability insurance for the benefit of its Trustees and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis.

Item 31. Business and Other Connections of Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which Blackstone Credit BDC Advisors LLC, and each managing director, director or executive officer of Blackstone Credit BDC Advisors LLC, is or has been, during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding Blackstone Credit BDC Advisors LLC and its officers and managing member is set forth in Part A of this Registration Statement, as incorporated herein by reference, and its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-113393).

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)	the Registrant;

(2)	the transfer agent;

(3)	the Custodian;

(4)	the Adviser; and

(5)	the Administrator.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

We hereby undertake:

1) Not applicable.

2) Not applicable.

3)

a. to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement

i. to include any prospectus required by Section 10(a)(3) of the Securities Act;

ii. to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

iii. to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

provided, however, that paragraphs (1), (2) and (3) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by us pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b), or other applicable SEC rule under the Securities Act, that is part of the registration statement;

b. that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment will be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time will be deemed to be the initial bona fide offering thereof;

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. that, for the purpose of determining liability under the Securities Act to any purchaser,

i. if the Registrant is subject to Rule 430B under the 1933 Act:

1. each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

2. each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

ii. if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

e. that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities. The undersigned Registrant undertakes that in an offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

i. any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter; and

ii. free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

iii. the portion of any advertisement pursuant to Rule 482 under the Securities Act 17 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

iv. any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4) If the Registrant is filing a registration statement permitted by Rule 430A under the Securities Act, an undertaking that:

a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5) Not applicable.

6) Request for acceleration of effective date or filing of registration statement becoming effective upon filing. Include the following if acceleration is requested of the effective date of the registration statement pursuant to Rule 461 under the Securities Act, or if a registration statement filed pursuant to General Instruction A.2 of this Form N-2 will become effective upon filing with the Securities and Exchange Commission pursuant to Rule 462(e) or (f) under the Securities Act, and:

a. Any provision or arrangement exists whereby the Registrant may indemnify a director, officer or controlling person of the Registrant against liabilities arising under the Securities Act, or

b. The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter, and

c. The benefits of such indemnification are not waived by such persons:

i. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7) An undertaking to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Registrant certifies that this Registration Statement on Form N-2 meets all of the requirements for effectiveness under Rule 486(b) under the Securities Act and has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on April 26, 2024.

BLACKSTONE PRIVATE CREDIT FUND

By:	/s/ Brad Marshall
Name:	Brad Marshall
Title:	Co-Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Brad Marshall Brad Marshall	Co-Chief Executive Officer and Trustee (Principal Executive Officer)	April 26, 2024

/s/ Jonathan Bock Jonathan Bock	Co-Chief Executive Officer (Principal Executive Officer)	April 26, 2024

/s/ Teddy Desloge Teddy Desloge	Chief Financial Officer (Principal Financial Officer)	April 26, 2024

/s/ Matthew Alcide Matthew Alcide	Chief Accounting Officer and Treasurer (Principal Accounting Officer)	April 26, 2024

/s/ Robert Bass* Robert Bass	Trustee	April 26, 2024

/s/ James F. Clark* James F. Clark	Trustee	April 26, 2024

/s/ Tracy Collins* Tracy Collins	Trustee	April 26, 2024

/s/ Vicki L. Fuller* Vicki L. Fuller	Trustee	April 26, 2024

/s/ Vikrant Sawhney* Vikrant Sawhney	Trustee	April 26, 2024

/s/ Michelle Greene* Michelle Greene	Trustee	April 26, 2024

*By:	/s/ Brad Marshall
Brad Marshall
As Agent or Attorney-in-Fact

April 26, 2024

The original power of attorney authorizing Brad Marshall to execute the Registration Statement, and any amendments thereto, for the trustees of the Registrant on whose behalf this Amendment is filed has been executed and filed as an exhibit to the Registration Statement.

Schedule of Exhibits

(l)	Opinion of Richards, Layton & Finger, P.A.
(n)(1)	Consent of Deloitte & Touche LLP
(n)(2)	Power of Attorney
(r)(2)	Code of Ethics of the Adviser
(s)	Filing Fee Exhibit
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).